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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 9/30
Date of reporting period: 3/31/12

Item 1 — Reports to Shareholders

SEMIANNUAL REPORT

March 31, 2012

Janus Alternative Funds

Janus Global Market Neutral Fund
Janus Global Real Estate Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Alternative Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment
Officer

Gibson Smith
Co-Chief Investment
Officer

A FASTER TRACK

Timing can be an important element in investing, but it’s unusual to be proved correct faster than you had expected. During the period we saw many of our 2012 theses come to fruition more quickly than we had anticipated. The world became more risk-tolerant, fueling a rally in equity and credit markets that was especially strong in the first quarter of 2012. In general, the period was positive for active managers with a focus on individual security selection.

Among the positives was that the European debt crisis, while not resolved, showed some progress toward resolution. The U.S. economic recovery continued, albeit at a slow pace, and China’s economy showed signs of heading toward a soft landing. As some of the macroeconomic noise subsided, investors were able to sustain a focus on corporate fundamentals and individual security selection for the first time in more than a year.

Economic headwinds remain, of course. Although the U.S. economy is not growing at its potential, we continue to expect gross domestic product to expand by 2% to 2.5% this year. Europe has greater challenges. Although the massive liquidity pushed into the system by the European Central Bank during the period reduced a significant amount of downside risk, the reality is sinking in that European growth is going to be slower for longer than many had expected. The need for additional stimulus and restructuring in some of the peripheral countries, such as Spain, is becoming increasingly apparent. Another question is whether China’s economy will avoid a hard landing. China is the biggest growth driver in Asia, and the global economy is very dependent on Asian growth right now.

Meanwhile, despite the improving economy, U.S. political dysfunction continues and likely will accelerate over the next few months as we head into the election season. The U.S. government likely will reach the debt ceiling again by the end of 2012, around the same time that the Bush tax cuts, extended unemployment benefits and the payroll tax holiday are scheduled to expire. A replay of the dysfunction we experienced last year in Washington will be coming back to a theater near you.

EQUITIES: BACK TO FUNDAMENTALS

One of the positives seen during the period was a reduction in the extraordinarily high equity correlations that we saw for much of 2011. That is positive for individual security selection and for our relatively concentrated, high-conviction portfolios. Increased investor risk tolerance and a renewed focus on fundamentals likely will create a faster track for companies with strong management teams and winning corporate strategies. These businesses are widening the gap between themselves and their less well-positioned rivals.

We do not believe at this point that equities are overvalued. U.S. companies have shown their ability to grow in a weak economic climate, and we are not seeing signs of that growth slowing. For many companies, margins have risen due to aggressive cost cutting and restructuring, along with worker productivity gains. Stronger revenue growth will be critical for companies to maintain or grow margins from here. For businesses that are fundamentally strong, this should not be more challenging today than it was in a tougher economic climate.

FIXED INCOME: RISK ASSETS TAKE FLIGHT

In the early months of this year, we watched credit markets, particularly high yield, accomplish in weeks a level of gains that we had assumed would take months. While still bullish, we viewed this as an opportunity to take profits in bonds that reached target valuations, as well as to reduce our exposure to higher-beta securities that performed well. (Beta is a measure of the volatility of a portfolio in comparison to a benchmark index. A beta less than one means the portfolio is less volatile than the index, while a beta greater than one indicates more volatility than the index.) We have re-examined credit in our portfolios, retaining investment-grade securities that we believe offer the best relative value and high-yield credits with the least downside risk, as we prepare for the next leg of the market.

The world remains significantly out of balance. The deleveraging process continues as individuals,

Janus Alternative Funds | 1

(Continued) (unaudited)

corporations, banks and ultimately governments realize that growth hinges on improving their financial positions. We believe that fundamentals still support corporate credit in the near term. Companies continue to improve liquidity profiles and balance sheets, retaining financial discipline despite an improving economy. The capital markets remain wide open to high-yield issuers, allowing for refinancing and terming out of debt maturities, a positive outcome of the current zero-interest-rate-policy environment. We continue to see what we believe are compelling valuations in sectors including financials and energy, and to believe success in fixed income is driven by individual security selection with a focus on risk-adjusted returns and preservation of capital.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 | MARCH 31, 2012

Useful Information About Your Fund Report (unaudited)

Market Perspectives and Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the CIOs’ and managers’ best judgment at the time this report was compiled, which was March 31, 2012. As the investing environment changes, so could their opinions. These views are unique to each CIO and manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, as applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from October 1, 2011 to March 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least February 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Janus Alternative Funds | 3

(Continued) (unaudited)

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (as applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | MARCH 31, 2012

Janus Global Market Neutral Fund (unaudited)

Fund Snapshot
We believe that building a portfolio of long positions across the globe and market-cap spectrum – with short positions to hedge risk and express fundamental views – will drive returns over time, with dampened volatility. We emphasize managing risk in down markets by investing in long positions with a focus on dividend-paying stocks, while using short positions in an effort to reduce beta and call overwriting to generate income to contribute to total return. The Fund is managed to have a beta of nearly zero. (Beta is a measure of the volatility of a portfolio in comparison to a benchmark index. A beta less than one means the portfolio is less volatile than the index.) Our approach results in low net exposure and income yield from both dividends and option sales.
Daniel Riff portfolio manager

Performance Summary

For the six-month period ended March 31, 2012, Janus Global Market Neutral Fund’s Class I Shares returned -1.49% versus a gain of 0.01% for the Fund’s primary benchmark, the Citigroup 3-Month U.S. Treasury Bill Index. The Fund’s secondary benchmark, the MSCI All Country World Index, returned 19.91% during the period.

Performance Discussion

Building on momentum from late 2011, markets rallied in the first quarter of 2012 as macro fears eased and concerns about Europe’s debt crisis receded. At the tail end of March, the market started to roll over on concerns that this optimism may be misplaced. Unfortunately, this “reality check” came too late for the Fund, which was structurally upside down. We buy what we think are high quality securities with growing dividends on the long side, and hedge that exposure by shorting expensive, low-quality, low-yielding stocks. In a strong cyclical rally – which we saw in the first quarter – low quality stocks outperformed high quality. Although many of our long positions rose, they trailed the market. Many of our short positions rose sharply as well, and the overall result was negative returns for the period.

On the long side, key areas that detracted from performance included our selections in telecom services and consumer staples, while our holdings in financials and information technology contributed to results. The Fund is not constructed around sector or geographic weightings, however. We continue to look for companies that are able to grow moderately in most environments and are growing dividends faster than free cash flow. Some areas of the market are “getting religion” on dividend payouts ratios, in our view, and we have focused on those areas for our long positions.

One such area is large-cap tech, where companies such as Microsoft are leading the charge with improving growth prospects and a rapidly climbing dividend. Some consumer discretionary companies are beginning to understand the importance of dividend payouts now that square footage growth is a smaller opportunity and online commerce is less capital intensive; we have invested in several stocks in this space. We are also finding opportunities in industrials that have diversified their business to reduce cyclicality and can pay out a higher portion of earnings through the cycle.

Other long positions include European companies that have stable growth in non-European markets and attractive dividend yields. We own shares in a U.K.-based insurance company, Prudential PLC, for example, that has a strong position in Asia, where insurance is underpenetrated and demand is growing with rising per capita GDP. Globally, we also like some media companies that are focusing on monetizing their content and exercising power over distributors. These companies are starting to view their content as a portfolio of assets that can be monetized in a variety of outlets – an attractive long-term opportunity, in our view.

For our short positions, we are hedging our long exposure by sector and geography, emphasizing what we think are high-valuation, low-yielding stocks. We are shorting Europe, for example, with a basket of securities tied to stocks that derive most revenues from European markets (which we think remain troubled). We are also shorting individual consumer discretionary and industrial companies that sell primarily to Europe. These can be powerful shorts that can do well on misplaced hopes of a quick resolution

Janus Alternative Funds | 5

Janus Global Market Neutral Fund (unaudited)

to Europe’s problems. Other short themes include small/midcap companies that trades for 40 times earnings and yield 0.2%. We are also shorting companies that we think lack brand or pricing power – firms that will suffer in either an inflationary or weakening demand environment.

Derivatives, primarily options, are used in the portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it (generally selling a put to buy a call – often referred to as stock replacement), and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. During the period, this strategy detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Individual Long Equity Detractors from Performance

Vivendi SA

The French media conglomerate has faced increasing competition from a low-cost wireless company in France. Vivendi has also been slow to rationalize and monetize other assets. The valuation looks attractive to us, however, at less than half that of U.S. media companies. We think it is a turnaround play with attractive risk/reward.

Newmont Mining Corp.

We like the gold mining company for its exposure to gold and focus on maintaining steady production through its current resources, rather than acquiring properties on uneconomic terms. In addition, we feel it will increase its returns on invested capital with the completion of its newest mine.

Accor SA

Shares sold off due to ongoing concerns about the hotel company’s exposure to Europe’s low- and mid-tier lodging market. The increasingly asset light hotel manager is selling off its properties and becoming more of a property manager, which has enhanced returns. We think it remains one of the cheapest hotel stocks in the world due to extreme European bearishness, even though many of its customers are not in Europe.

ArcelorMittal

The global steel company owns world-class assets in South America and Africa, and we feel that its capacity in the U.S. and Europe are underappreciated by the market. As a low-cost producer, ArcelorMittal should also benefit from improving steel prices.

Individual Long Equity Contributors to Performance

Microsoft Corp.

We think Microsoft will benefit from its Windows 8 launch later this year, a strong shift to multi-year agreements and services (now 60% of Office division and, 70% of the server division) and significant traction in key lock-in products like its System center. Other investors are starting to appreciate the potential value of Windows 8 in mobile devices and PCs, and we trimmed the position as the risk/reward has become less attractive to us.

Prudential PLC

We think the U.K.-based insurer has good exposure to the pan-Asian region, where growing economies should lead to higher sales. We also like the company’s competitive position in U.S. variable annuities, where many competitors have dropped out of the market. The stock’s valuation has become less attractive, however, and we trimmed the position.

Seagate Technology PLC

Seagate designs and manufactures hard disk drives. The company operates in a consolidating industry and should have increasing pricing power. The stock has an attractive yield, punitive expectations and prodigious cash flow generation.

BP PLC

The exploration-and-production company has a strong set of assets, the ability to generate moderate growth and a stock price that reflects long-term declines in production and cash flow – which we think is unlikely. We believe it is one of the cheapest super-major energy stocks and the valuation implies more upside than downside from here.

Outlook

We remain cautious on the global economy due to our view that excessively misplaced optimism is beginning to erode in Europe, the U.S. and China. The widening gap in Spanish and Portuguese bond yields at the end of March was a strong indicator that the debt crisis in Europe lingers on. The EU’s quantitative easing mechanism – the Long Term Refinancing Operations (LTRO) – simply provided banks with “free money” to put distressed debt on their balance sheets, and there’s no clear line of sight to what happens when the LTRO ends.

The U.S. is in better shape, in our view, although it is not without headwinds. While we have seen a strong recovery, much of it seems due to catch-up hiring and growth since the downturn. Going forward, we expect employment gains

6 | MARCH 31, 2012

(unaudited)

to match GDP at a muted 1-2% growth rate. Many of the jobs being created are in services and low-wage manufacturing, which means income and spending growth may stay weak. This has been worrisome to Federal Reserve Chairman Ben Bernanke, who we think is excessively dovish. He may be inclined to embark on a third round of quantitative easing (QE3). Fiscal policy is not working, in our view, and we are facing a fiscal cliff at the end of 2012 when income, payroll and dividend tax cuts are scheduled to expire, and government spending cuts are scheduled to take effect – potentially amounting to 3.5% of GDP. Congress will likely come up with another patch that kicks the can on tax and spending cuts, but it will not address the underlying weakness of the U.S. fiscal position or economy.

Given these pressures, we think 2012 will play out like 2011, with a correction that will give back much of the early gains in the year. The rise in equities wasn’t grounded in fundamental drivers, in our view, and stocks are not as cheap as they appear because earnings estimates are too high in a weak demand environment. Unfortunately, we have trigger-happy fiscal and monetary authorities who are desperate not to let the stock market go down and are likely to inflate another bubble that will burst even bigger down the road.

In this environment, we believe the Fund’s net neutral positioning and focus on yield will result in strong absolute returns with low correlation to equity or fixed income markets. We continue to seek strong returns through a market cycle, using a combination of long positions with sustainable and rising dividend yields, persistent option income and baskets of shorts consisting of what we consider low-quality companies. The end result is a bond diversifier – an alternative to low fixed income yields and the risk of rising rates. In a challenging environment, we are committed to providing attractive levels of income with minimum market exposure to seek strong, risk-adjusted returns.

Thank you for your investment in Janus Global Market Neutral Fund.

Janus Alternative Funds | 7

Janus Global Market Neutral Fund (unaudited)

Janus Global Market Neutral Fund At A Glance

5 Top Performers – Holdings

Contribution

Morgan Stanley High Dividend Tech Basket Swap	3.26%
Morgan Stanley German Custom Basket Swap	2.73%
Morgan Stanley High-Yield Financials Basket Swap	2.70%
Morgan Stanley ASEAN Fundamental Basket Swap	2.54%
Microsoft Corp.	2.21%

5 Bottom Performers – Holdings

Contribution

Morgan Stanley Low Dividend Technology Basket Swap	–2.89%
Morgan Stanley Low Dividend Industrials Substitution Basket Swap	–2.43%
Morgan Stanley Media Basket Swap	–2.21%
SPDR S&P MidCap 400 Trust (ETF)	–2.11%
SPDR S&P International Small Cap (ETF)	–1.99%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Contribution of derivatives is measured based on their notional values. Fixed income securities and certain equity securities, such as private placements, and some share classes of equity securities, are excluded.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

Emerging markets comprised 4.4% of total net assets.

As of September 30, 2011

Emerging markets comprised 2.3% of total net assets.

Top Country Allocations – Short Positions (% of Securities Sold Short)
As of March 31, 2012

As of September 30, 2011

8 | MARCH 31, 2012

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012					per the January 27, 2012 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Market Neutral Fund – Class A Shares
NAV	–1.58%	–10.06%	–4.09%	–0.77%	4.03%	4.00%
MOP	–7.27%	–15.23%	–5.22%	–1.80%

Janus Global Market Neutral Fund – Class C Shares
NAV	–2.01%	–10.63%	–4.70%	–1.41%	4.65%	4.65%
CDSC	–2.90%	–11.45%	–4.70%	–1.41%

Janus Global Market Neutral Fund – Class I Shares	–1.49%	–9.88%	–3.80%	–0.46%	3.74%	3.74%

Janus Global Market Neutral Fund – Class R Shares	–1.89%	–10.41%	–5.48%	–2.10%	4.32%	4.32%

Janus Global Market Neutral Fund – Class S Shares	–1.26%	–9.58%	–4.06%	–0.76%	4.07%	4.07%

Janus Global Market Neutral Fund – Class T Shares	–1.60%	–10.00%	–3.84%	–0.50%	3.84%	3.84%

Citigroup 3-Month U.S. Treasury Bill Index	0.01%	0.05%	1.12%	1.58%

Morgan Stanley Capital International All Country World IndexSM	19.91%	–0.73%	–0.19%	2.60%

S&P 500® Index	25.89%	8.54%	2.01%	4.04%

London Interbank Offered Rate (LIBOR)	0.12%	0.40%	1.62%	2.05%

Lipper Quartile – Class I Shares	–	4th	4th	3rd

Lipper Ranking – based on total return for Absolute Return Funds	–	191/209	27/31	15/24

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Alternative Funds | 9

Janus Global Market Neutral Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, real estate investment trusts (“REITs”), initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 was calculated using the performance and the fees and expenses of one or more other share classes of a predecessor fund(s), accounting for, when applicable and permitted, any fee and expense limitations and waivers. If each respective share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 3, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective September 30, 2011, the Fund changed its primary benchmark index from the S&P 500® Index to the Citigroup 3-Month U.S. Treasury Bill Index. In addition, the Fund changed its secondary benchmark index from the LIBOR to the Morgan Stanley Capital International (“MSCI”) All Country World Indexsm. Janus Capital believes that these changes provide a more appropriate representation of the Fund’s investment strategy that includes an increased focus on global investments, including emerging markets.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – August 1, 2006

10 | MARCH 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$984.20	$17.86

Hypothetical (5% return before expenses)	$1,000.00	$1,007.00	$18.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$979.90	$21.48

Hypothetical (5% return before expenses)	$1,000.00	$1,003.30	$21.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$985.10	$16.58

Hypothetical (5% return before expenses)	$1,000.00	$1,008.30	$16.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$981.10	$20.31

Hypothetical (5% return before expenses)	$1,000.00	$1,004.50	$20.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$987.40	$16.74*

Hypothetical (5% return before expenses)	$1,000.00	$1,008.15	$16.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$985.20	$17.72

Hypothetical (5% return before expenses)	$1,000.00	$1,007.15	$17.91

†	Expenses are equal to the annualized expense ratio of 3.60% for Class A Shares, 4.34% for Class C Shares, 3.34% for Class I Shares, 4.10% for Class R Shares, 3.37% for Class S Shares and 3.57% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	A non-recurring expense adjustment impacted the ratio for Class S Shares. The expenses paid during the period would have been $19.73 for Class S Shares without the non-recurring expense adjustment.

Janus Alternative Funds | 11

Janus Global Market Neutral Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Contract Amounts		Value

Common Stock – 97.2%
Aerospace and Defense – 1.3%
5,665	General Dynamics Corp.**	$415,698
Aerospace and Defense – Equipment – 0.5%
1,802	United Technologies Corp.**	149,458
Applications Software – 4.5%
43,940	Microsoft Corp.**	1,417,065
Automotive – Truck Parts and Equipment – Original – 1.3%
6,905	Johnson Controls, Inc.**	224,275
3,576	Valeo S.A.**	187,500
		411,775
Beverages – Non-Alcoholic – 1.7%
8,087	PepsiCo, Inc.**	536,572
Brewery – 0%
342,142	Anheuser-Busch InBev N.V. – VVPR Strip*,**	1,369
Broadcast Services and Programming – 0.6%
19,884	World Wrestling Entertainment – Class A	176,371
Casino Services – 0.2%
1,600	Sankyo Co., Ltd.	78,502
Cellular Telecommunications – 5.1%
19,412	MTN Group, Ltd.**	342,124
45,508	Vodafone Group PLC (ADR)**	1,259,206
		1,601,330
Coal – 0.5%
85,000	Sakari Resources, Ltd.	157,595
Commercial Banks – 1.4%
1,980	M&T Bank Corp.**	172,022
10,261	Standard Chartered PLC**	256,004
		428,026
Commercial Services – Finance – 2.9%
52,544	Western Union Co.**	924,774
Consumer Products – Miscellaneous – 0.3%
53,100	Samsonite International S.A.**	96,554
Cruise Lines – 0.9%
8,700	Carnival Corp. (U.S. Shares)**	279,096
Diversified Minerals – 0.7%
3,117	BHP Billiton, Ltd. (ADR)**	225,671
Diversified Operations – 2.1%
6,615	Illinois Tool Works, Inc.**	377,849
5,013	Tyco International, Ltd. (U.S. Shares)**	281,630
		659,479
Electric Products – Miscellaneous – 0.5%
2,980	Emerson Electric Co.**	155,496
Electronic Components – Miscellaneous – 0.6%
8,040	Gentex Corp.	196,980
Electronic Components – Semiconductors – 1.1%
12,240	Intel Corp.**	344,066
Engineering – Research and Development Services – 0.2%
14,000	Sanki Engineering Co., Ltd.	75,625
Enterprise Software/Services – 1.1%
11,975	Oracle Corp.**	349,191
Finance – Other Services – 3.1%
1,644	CME Group, Inc.**	475,658
16,480	NYSE Euronext**	494,565
		970,223
Food – Miscellaneous/Diversified – 0.8%
11,375	Diamond Foods, Inc.*,**	259,578
Food – Retail – 2.1%
127,855	Tesco PLC**	674,783
Footwear and Related Apparel – 0.4%
55,500	Stella International Holdings, Ltd.	134,653
Gas – Distribution – 1.3%
7,940	National Grid PLC (ADR)**	400,811
Home Decoration Products – 0.4%
7,060	Newell Rubbermaid, Inc.	125,739
Life and Health Insurance – 1.7%
43,810	Prudential PLC**	523,741
Medical – Drugs – 5.5%
7,620	Abbott Laboratories**	467,030
5,850	GlaxoSmithKline PLC (ADR)**	262,724
12,730	Novartis A.G. (ADR)**	705,369
13,647	Pfizer, Inc.**	309,241
		1,744,364
Medical – Generic Drugs – 2.3%
16,281	Teva Pharmaceutical Industries, Ltd. (ADR)**	733,622
Medical – HMO – 1.8%
11,621	Aetna, Inc.**	582,909
Medical – Wholesale Drug Distributors – 2.0%
15,541	AmerisourceBergen Corp.**	616,667
Medical Instruments – 0.4%
3,100	As One Corp.**	68,743
2,300	Fukuda Denshi Co., Ltd.**	68,903
		137,646
Medical Products – 5.0%
5,205	Baxter International, Inc.**	311,155
11,085	Covidien PLC (U.S. Shares)**	606,128
11,935	Stryker Corp.**	662,154
		1,579,437
Multi-Line Insurance – 1.1%
11,475	Kemper Corp.**	347,463
Multimedia – 2.0%
14,540	Walt Disney Co.**	636,561
Networking Products – 1.4%
20,834	Cisco Systems, Inc.**	440,639
Non-Hazardous Waste Disposal – 2.3%
24,280	Republic Services, Inc.**	741,997
Office Automation and Equipment – 1.8%
70,880	Xerox Corp.**	572,710
Oil – Field Services – 0.8%
14,923	AMEC PLC**	264,441
Oil Companies – Exploration and Production – 0.5%
1,727	Occidental Petroleum Corp.**	164,462

See Notes to Schedules of Investments and Financial Statements.

12 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Contract Amounts		Value

Oil Companies – Integrated – 4.7%
2,667	BP PLC (ADR)**	$120,015
11,101	Royal Dutch Shell PLC (ADR)**	778,513
11,618	Total S.A.**	592,434
		1,490,962
Pipelines – 1.4%
14,505	Williams Cos., Inc.**	446,899
Printing – Commercial – 0.3%
8,000	Dai Nippon Printing Co., Ltd.	81,789
Protection – Safety – 0.2%
2,300	Secom Joshinetsu Co., Ltd.**	65,150
Real Estate Operating/Development – 0.3%
18,000	Fraser and Neave, Ltd.	95,966
Reinsurance – 2.0%
20,572	Validus Holdings, Ltd.**	636,703
Retail – Automobile – 0.6%
4,256	CFAO S.A.**	182,860
Retail – Discount – 3.0%
4,697	Target Corp.**	273,694
10,984	Wal-Mart Stores, Inc.**	672,221
		945,915
Retail – Major Department Stores – 1.3%
5,004	Nordstrom, Inc.**	278,823
785	PPR**	135,036
		413,859
Retail – Office Supplies – 1.8%
34,385	Staples, Inc.**	556,349
Retail – Regional Department Stores – 0.9%
6,987	Macy’s, Inc.**	277,594
Semiconductor Components/Integrated Circuits – 2.4%
8,519	Analog Devices, Inc.**	344,168
26,402	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)**	403,422
		747,590
Semiconductor Equipment – 3.2%
25,294	Applied Materials, Inc.**	314,657
12,950	KLA-Tencor Corp.**	704,739
		1,019,396
Steel – Producers – 0.4%
2,925	Nucor Corp.	125,629
Telecommunication Services – 2.3%
40,487	Vivendi S.A.**	742,891
Television – 0.9%
8,015	CBS Corp. – Class B	271,789
Theaters – 0.9%
21,192	Regal Entertainment Group – Class A	288,211
Tobacco – 1.2%
5,382	KT&G Corp.**	381,951
Tools – Hand Held – 1.7%
7,082	Stanley Black & Decker, Inc.**	545,031
Toys – 1.0%
8,555	Hasbro, Inc.**	314,140
Transportation – Railroad – 1.0%
4,040	Canadian Pacific Railway, Ltd.	306,838
Wireless Equipment – 1.5%
9,065	Motorola Solutions, Inc.**	460,774

Total Common Stock (cost $28,474,396)		30,731,425

Exchange-Traded Fund – 1.9%
Commodity – 1.9%
42,535	Sprott Physical Gold Trust (ETF)** (cost $542,514)	614,205

Purchased Options – Calls – 0.4%
22	Goldman Sachs Group, Inc. expires July 2012 exercise price $120.00	24,175
350	On Semiconductor Corp. expires July 2012 exercise price $9.00	25,243
330	Skullcandy, Inc. expires August 2012 exercise price $16.33	56,602

Total Purchased Options – Calls (premiums paid $101,030)		106,020

Purchased Options – Puts – 0.3%
200	DAX Index expires April 2012 exercise price 6,420 EUR	5,038
55	Dow Jones EURO STOXX 50® expires April 2012 exercise price 2,400 EUR	17,252
19	FTSE 100 Index expires April 2012 exercise price 5,600 GBP	11,440
82	iShares Russell 2000 Index Fund (ETF) expires August 2012 exercise price $77.65	25,534
155	Vanguard MSCI Emerging Markets (ETF) expires August 2012 exercise price $41.10	32,313

Total Purchased Options – Puts (premiums paid $229,779)		91,577

Total Investments (total cost $29,347,719) – 99.8%		31,543,227

Securities Sold Short – (38.1)%
Exchange-Traded Funds Sold Short – (38.1)%
Emerging Market – Equity – (6.2)%
45,390	Vanguard MSCI Emerging Markets (ETF)	(1,973,103)
Government/Agency – Intermediate – (6.7)%
19,000	iShares Barclays 20+ Year Treasury Bond Fund (ETF)	(2,131,800)
Growth – Small Cap – (7.1)%
27,100	iShares Russell 2000 Index Fund (ETF)	(2,245,235)
International Equity – (8.4)%
91,865	SPDR S&P International Small Cap (ETF)	(2,642,956)
Region Fund – Asian Pacific – (6.0)%
35,400	Vanguard MSCI Pacific (ETF)	(1,881,156)
Region Fund – Geo Focused Debt – (3.7)%
62,424	iShares FTSE UK Gilt All Stocks (ETF)	(1,161,583)

Total Securities Sold Short (proceeds $11,973,639)		(12,035,833)

Cash, Receivables and Other Assets, net of Liabilities**– 38.3%		12,106,698

Net Assets – 100%		$31,614,092

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 13

Janus Global Market Neutral Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$225,671	0.7%
Belgium	1,369	0.0%
Bermuda	636,703	2.0%
Canada	921,043	2.9%
Cayman Islands	134,653	0.4%
France	1,840,721	5.9%
Germany	5,038	0.0%
Ireland	606,128	1.9%
Israel	733,622	2.3%
Japan	438,712	1.4%
Luxembourg	96,554	0.3%
Panama	279,096	0.9%
Singapore	253,561	0.8%
South Africa	342,124	1.1%
South Korea	381,951	1.2%
Switzerland	1,004,251	3.2%
Taiwan	403,422	1.3%
United Kingdom	4,551,678	14.4%
United States	18,686,930	59.3%

Total	$31,543,227	100.0%

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United Kingdom	$(1,161,583)	9.7%
United States	(10,874,250)	90.3%

Total	$(12,035,833)	100.0%

Forward Currency Contracts, Open

	Currency	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	Depreciation

HSBC Securities (USA), Inc.:
British Pound 4/5/12	200,000	$319,857	$(4,425)
Euro 4/5/12	1,050,000	1,400,182	(11,641)

Total		$1,720,039	$(16,066)

Financial Futures – Long
9 Contracts	Gold 100 OZ Future expires June 2012, principal amount $1,527,599, value $1,504,710, cumulative depreciation	$(22,889)
106 Contracts	S&P 500® E-Mini expires June 2012, principal amount $7,271,693, value $7,436,960, cumulative appreciation	165,267

		$142,378

Financial Futures – Short
6 Contracts	EURO FX Currency Future expires June 2012, principal amount $1,001,305, value $1,000,425, cumulative appreciation	$880
6 Contracts	Hang Seng IDC Future expires April 2012, principal amount $812,369, value $792,128, cumulative appreciation	20,241
183 Contracts	iShares FTSE/Xinhua A50 Future expires April 2012, principal amount $1,430,824, value $1,420,080, cumulative appreciation	10,744
6 Contracts	SGX Mini JGB Future expires June 2012, principal amount $978,985, value $977,878, cumulative appreciation	1,107

		$32,972

Schedule of Written Options – Calls	Value

Chico’s FAS, Inc. expires April 2012 167 contracts exercise price $15.00	$(7,415)
Dow Jones EURO STOXX 50® expires April 2012 20 contracts exercise price 2,450.00 EUR	(15,457)
iShares Barclays 20+ Year Treasury Bond Fund (ETF) expires April 2012 130 contracts exercise price $111.00	(25,792)
iShares Barclays 20+ Year Treasury Bond Fund (ETF) expires April 2012 55 contracts exercise price $118.00	(607)
iShares Russell 2000 Index Fund (ETF) expires April 2012 100 contracts exercise price $82.00	(21,711)
iShares Russell 2000 Index Fund (ETF) expires April 2012 60 contracts exercise price $83.00	(9,495)

See Notes to Schedules of Investments and Financial Statements.

14 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Value

Schedule of Written Options – Calls – (continued)
iShares Russell 2000 Index Fund (ETF) expires August 2012 82 contracts exercise price $85.78	$(26,018)
Red Hat, Inc. expires May 2012 65 contracts exercise price $60.00	(16,965)
Vanguard MSCI Emerging Markets (ETF) expires August 2012 155 contracts exercise price $45.40	(20,990)
Westlake Chemical Corp. expires April 2012 50 contracts exercise price $55.00	(50,451)

Total Written Options – Calls (premiums received $186,561)	$(194,901)

Schedule of Written Options – Puts
Babcock & Wilcox Co. expires January 2013 130 contracts exercise price $25.00	$(32,870)
Berkshire Hathaway, Inc. – Class B expires January 2013 43 contracts exercise price $75.00	(14,522)
Helmerich & Payne, Inc. expires June 2012 75 contracts exercise price $52.50	(21,377)
Hewlett-Packard Co. expires April 2012 93 contracts exercise price $27.00	(29,569)
iPATH S&P 500® VIX Short-Term Futures (ETN) expires April 2012 300 contracts exercise price $21.00	(136,774)
Skullcandy, Inc. expires August 2012 330 contracts exercise price $13.36	(31,926)
Skullcandy, Inc. expires September 2012 260 contracts exercise price $12.50	(24,042)

Total Written Options – Puts (premiums received $216,358)	$(291,080)

Total Return Swaps outstanding at March 31, 2012

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Goldman Sachs International	96,327 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	5/11/12	$1,169
Goldman Sachs International	35,529 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	6/8/12	430
Goldman Sachs International	60,219 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	6/21/12	722
Goldman Sachs International	57,411 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	7/23/12	688
Goldman Sachs International	173,488 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	8/21/12	2,080
Goldman Sachs International	93,187 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	9/27/12	1,118
Goldman Sachs International	151,125 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	10/15/12	1,805
Goldman Sachs International	114,927 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	11/26/12	1,376
Goldman Sachs International	127,857 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	11/26/12	1,530
Goldman Sachs International	132,166 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	11/26/12	1,582
Goldman Sachs International	208,306 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	11/26/12	2,493
Goldman Sachs International	(301,684) GBP	GS – UK Consumer Growth – Long-term	1 Month GBP LIBOR minus 45 basis points	11/26/12	(22,217)

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 15

Janus Global Market Neutral Fund

Schedule of Investments (unaudited)

As of March 31, 2012

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Goldman Sachs International	(260,119) GBP	GS – UK Consumer Growth – Long-term	1 Month GBP LIBOR minus 45 basis points	11/26/12	$(19,156)
Goldman Sachs International	(215,872) GBP	GS – UK Consumer Growth – Long-term	1 Month GBP LIBOR minus 45 basis points	11/26/12	(15,897)
Goldman Sachs International	(202,463) GBP	GS – UK Consumer Growth – Long-term	1 Month GBP LIBOR minus 45 basis points	11/26/12	(14,910)
Goldman Sachs International	(155,535) GBP	GS – UK Consumer Growth – Long-term	1 Month GBP LIBOR minus 45 basis points	11/26/12	(11,454)
Goldman Sachs International	(126,037) GBP	GS – UK Consumer Growth – Long-term	1 Month GBP LIBOR minus 45 basis points	11/26/12	(9,282)
Goldman Sachs International	(113,969) GBP	GS – UK Consumer Growth – Long-term	1 Month GBP LIBOR minus 45 basis points	11/26/12	(8,393)
Goldman Sachs International	(111,288) GBP	GS – UK Consumer Growth – Long-term	1 Month GBP LIBOR minus 45 basis points	11/26/12	(8,195)
Goldman Sachs International	(99,220) GBP	GS – UK Consumer Growth – Long-term	1 Month GBP LIBOR minus 45 basis points	11/26/12	(7,307)
Morgan Stanley & Co. International PLC	(873,776)	Morgan Stanley Euro Consumer Discretionary Basket	FED Funds Effective minus 60 basis points	6/13/12	11,309
Morgan Stanley & Co. International PLC	(4,154,469)	Morgan Stanley European Union Low- Yield Basket	FED Funds Effective minus 60 basis points	6/13/12	15,129
Morgan Stanley & Co. International PLC	1,050,628	FED Funds Effective plus 40 basis points	Morgan Stanley Autos & Auto-Related Basket	1/2/13	(23,823)
Morgan Stanley & Co. International PLC	3,735,933	FED Funds Effective plus 40 basis points	Morgan Stanley Dividend Aristocrats Basket	1/2/13	4,461
Morgan Stanley & Co. International PLC	1,658,390	FED Funds Effective plus 40 basis points	Morgan Stanley High Dividend Staples Basket	1/2/13	14,526
Morgan Stanley & Co. International PLC	3,462,783	FED Funds Effective plus 40 basis points	Morgan Stanley High Dividend Tech Basket	1/2/13	44,856
Morgan Stanley & Co. International PLC	2,012,526	FED Funds Effective plus 40 basis points	Morgan Stanley Regulated Utilities Basket	1/2/13	12,229
Morgan Stanley & Co. International PLC	2,897,731	FED Funds Effective plus 40 basis points	Morgan Stanley U.S. Inflation Basket	1/2/13	(78,248)
Morgan Stanley & Co. International PLC	1,524,146	FED Funds Effective plus 40 basis points	Morgan Stanley US Telecommunication Basket	1/2/13	(977)
Morgan Stanley & Co. International PLC	3,008,734	FED Funds Effective plus 55 basis points	Morgan Stanley High- Yield Financials Basket	1/2/13	(39,831)
Morgan Stanley & Co. International PLC	2,857,775	FED Funds Effective plus 60 basis points	Morgan Stanley High Yield Discretionary Basket	1/2/13	(17,100)
Morgan Stanley & Co. International PLC	2,157,737	FED Funds Effective plus 65 basis points	Morgan Stanley Latin American Basket	1/2/13	(46,553)
Morgan Stanley & Co. International PLC	(5,335,156)	Margin Squeeze Basket	FED Funds Effective minus 30 basis points	1/2/13	14,433
Morgan Stanley & Co. International PLC	(907,818)	Morgan Stanley 2012 Earnings Per Share & Margin Risk Basket	FED Funds Effective minus 55 basis points	1/2/13	20,842
Morgan Stanley & Co. International PLC	(1,621,814)	Morgan Stanley Discretionary Basket	FED Funds Effective minus 40 basis points	1/2/13	(5,472)
Morgan Stanley & Co. International PLC	(2,701,730)	Morgan Stanley Ex Korea Basket	FED Funds Effective minus 40 basis points	1/2/13	(30,720)
Morgan Stanley & Co. International PLC	(2,224,615)	Morgan Stanley High Beta Cyclicals Basket	FED Funds Effective minus 40 basis points	1/2/13	65,428
Morgan Stanley & Co. International PLC	(3,964,263)	Morgan Stanley Low Dividend Healthcare Basket	FED Funds Effective minus 30 basis points	1/2/13	(97,020)

See Notes to Schedules of Investments and Financial Statements.

16 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Morgan Stanley & Co. International PLC	(3,685,613)	Morgan Stanley Low Dividend Short Industrials Basket	FED Funds Effective minus 40 basis points	1/2/13	$57,973
Morgan Stanley & Co. International PLC	(3,489,009)	Morgan Stanley Low Dividend Technology Basket	FED Funds Effective minus 55 basis points	1/2/13	(50,513)
Morgan Stanley & Co. International PLC	(1,548,173)	Morgan Stanley Media Basket	FED Funds Effective minus 35 basis points	1/2/13	(28,029)
Morgan Stanley & Co. International PLC	(1,214,838)	Morgan Stanley Semis and Semicap Basket	FED Funds Effective minus 35 basis points	1/2/13	(10,279)
Morgan Stanley & Co. International PLC	(5,165,814)	Morgan Stanley Small & Mid Companies Basket	FED Funds Effective minus 35 basis points	1/2/13	42,282
Morgan Stanley & Co. International PLC	(3,124,548)	Morgan Stanley Valuations and Low- Yields Basket	FED Funds Effective minus 50 basis points	1/2/13	55,499
Morgan Stanley & Co. International PLC	(1,922,798)	Morgan Stanley XLE Replacement Basket	FED Funds Effective minus 35 basis points	1/2/13	86,360
Morgan Stanley & Co. International PLC	1,684,105 EUR	Euro Overnight Index plus 40 basis points	Morgan Stanley European Union High Value Basket	6/20/13	(49,071)
Morgan Stanley & Co. International PLC	2,071,025 EUR	Euro Overnight Index plus 40 basis points	Morgan Stanley German Custom Basket	6/20/13	(64,024)
Morgan Stanley & Co. International PLC	(2,352,906) EUR	Morgan Stanley Financial Service Europe Basket	Euro Overnight Index minus 50 basis points	6/20/13	34,048
Morgan Stanley & Co. International PLC	(1,872,777) EUR	Morgan Stanley Industrial Engineering Basket	Euro Overnight Index minus 17.85 basis points	6/20/13	167,674
Morgan Stanley & Co. International PLC	1,760,953	FED Funds Effective plus 100 basis points	Morgan Stanley High & Rising Dividend Yield Basket	7/10/13	(55,137)
Morgan Stanley & Co. International PLC	1,299,306	FED Funds Effective plus 90 basis points	Morgan Stanley Asia Telecom Currency Basket	7/10/13	5,423
Morgan Stanley & Co. International PLC	54,416,706 JPY	Japan Overnight rate plus 50 basis points	Morgan Stanley Japan Reflation Basket	7/24/13	(29,887)
Morgan Stanley & Co. International PLC	1,564,619	FED Funds Effective plus 75 basis points	Morgan Stanley ASEAN Fundamental Basket	10/16/13	9,147
Morgan Stanley & Co. International PLC	(636,899) CAD	Morgan Stanley Canadian Banks Basket	Canadian Dealer Offered Rate minus 40 basis points	1/30/14	(811)
Morgan Stanley & Co. International PLC	1,677,501	FED Funds Effective minus 30 basis points	Morgan Stanley – JP Morgan Alerian MLP (ETN)	2/21/14	(22,287)

Total					$(89,981)

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 17

Janus Global Real Estate Fund (unaudited)

Fund Snapshot
We believe that strategic, well-managed global real estate investments can generate attractive current income and substantial long-term capital appreciation over time. Our integrated equity and fixed income research team works together to identify companies that we feel practice disciplined capital allocation and have a clear ability to grow income and create value.
Patrick Brophy portfolio manager

Economic Overview

Watching stocks close out 2011 on a high note and rocket out of the gates in 2012, it would be easy to assume that all was well with the world. It was as if somebody had waved a wand and magically wiped away the litany of woes that loomed large throughout most of last year. European debt crisis? Under control. Iran? False alarm. Hard landing in China? Not a chance. Hmm, sure sounds good, and we hate playing the curmudgeon, but it feels to us like maybe we’ve moved a bit too far too fast. We agree that things are getting better, at least in certain key corners of the world, but we’re not convinced that any meaningful solutions have been implemented to tackle the long-term, structural problems that have been front and center for some time now.

On the plus side, recent data suggest that the recovery in the U.S. is finding its footing and possibly even picking up steam. We also continue to believe that China has the resources and ability to, at the very least, temper its looming economic challenges and defer a day of reckoning for the foreseeable future. That these two economies, both critical to global growth, are holding up gives us confidence that the road to recovery, while still lined with potential land mines, is passable.

Shifting to the negative, Europe still looks like a mess to us. Overstretched and increasingly ineffective Band-Aids seem to be the norm, and bold, transformative policy initiatives the exception. Until this reverses, it’s unclear to us how the Euro-zone attains a reasonable level of economic stability. We don’t think we’ve heard the last of “contagion,” and we suspect Portugal, Spain and Italy will play starring roles in the economic debate of the coming months. Our base case is that the global economy can continue to mend in the short-term, even if Europe remains mired in recession. But longer term, a healthy Europe is a necessary ingredient for a fully baked recovery.

Global Real Estate Overview

Given all this uncertainty, one might think that equity markets would be struggling. They’re not. In fact, the six-month period was exceptionally strong, with the broader market (MSCI World Index) climbing approximately 20%, and the real estate sector finishing largely in line. In the real estate space on a country-specific level, the best performers – looking at just those countries that comprise at least 2% of the index – were China, the U.S. and Brazil. Notable laggards included the U.K. and a host of European countries. On the sector front, industrial and specialized real estate investment trusts (REITs) gained the most, both up over 25% in the six-month period. Hotel companies were the worst performers, and the only sector that failed to post a positive return.

Performance Discussion

Janus Global Real Estate Fund’s Class I Shares returned 24.07%, while its benchmark, the FTSE EPRA/NAREIT Global Index, returned 21.11% for the six-month period ended March 31, 2012. The Fund’s secondary benchmark, the FTSE EPRA/NAREIT Developed Index, returned 21.21% during the period. The bulk of the outperformance versus the primary benchmark was the result of stock selection, even though it hurt performance in certain key markets, including Canada, China and Hong Kong. Stock selection was strongest in the U.S. and Brazil. Geographic allocation proved a more modest positive, with the Fund’s sizeable underweight position in Japan and overweight positions in the U.S. and China accounting for much of the upside. Overweight positions in Austria and India were the largest geographic detractors.

In terms of returns by sector, the top contributors were office REITs and diversified real estate companies. The Fund’s holdings in retail REITs also posted solid gains in the period. On an absolute return basis, the top two performers among positions with at least a 0.5% weighting were a small-cap data center REIT, Coresite, and a developer of large mixed-use projects in China, Shui On Land. The worst performers under the same criteria

18 | MARCH 31, 2012

(unaudited)

were a mixed-use developer in 2nd and 3rd tier cities in China, Powerlong, and a residential and commercial developer in India, Indiabulls Real Estate.

As always, we continue to seek opportunistic investments, concentrating on the key characteristics of our long-established investment philosophy: focused businesses, disciplined allocation of capital, compelling valuation, high barrier-to-entry markets, attractive/irreplaceable real estate assets, development expertise, and quality management.

Futures, Options and Other Derivatives

The Fund did engage in options trading during the period. In an effort to capitalize on the volatility in the U.S. REIT sector, we periodically sold short-duration, out-of-the-money put and call options in liquid, well-understood names, most of which were core holdings of the Fund. The rationale behind this strategy was to generate additional income for shareholders while limiting risks to potentially having to buy or sell shares at what we viewed as attractive entry/exit prices. During the period, our derivatives positions contributed to relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

Looking ahead, we feel markets may be ready for a pause. Capital values already appear to have peaked in Europe, much of the better economic data in the U.S. seems priced in at this point, and it’s unclear how the emerging markets will perform as GDP growth slows. But we still believe there are compelling opportunities in global real estate, and we’re excited about the prospects of our recent investments. Moreover, as we watch central banks around the globe print money at unprecedented levels, we take great comfort in having our capital in hard assets with contractual cash flows and attractive yields.

Thank you for your investment in Janus Global Real Estate Fund.

Janus Alternative Funds | 19

Janus Global Real Estate Fund (unaudited)

Janus Global Real Estate Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

CapitaLand, Ltd.	1.19%
Lexington Realty Trust	1.04%
ProLogis, Inc.	1.00%
Macerich Co.	0.97%
Kilroy Realty Corp.	0.95%

5 Bottom Performers – Equity Holdings

Contribution

ProShares UltraShort Real Estate (ETF)	–0.19%
Powerlong Real Estate Holdings, Ltd.	–0.14%
Indiabulls Real Estate, Ltd.	–0.11%
Phoenix Mills, Ltd.	–0.05%
Copper Mountain Mining Corp.	–0.02%

4 Top Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	4.41%	88.76%	97.65%
Utilities	0.22%	1.24%	0.00%
Health Care	0.08%	0.08%	0.00%
Telecommunication Services	0.06%	0.55%	0.00%

4 Bottom Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–0.24%	0.23%	0.20%
Materials	–0.15%	0.86%	0.00%
Industrials	–0.05%	0.84%	0.00%
Consumer Discretionary	0.01%	7.44%	2.15%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

20 | MARCH 31, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

CapitaLand, Ltd. Real Estate Operating/Development	3.7%
Hang Lung Properties, Ltd. Real Estate Operating/Development	3.2%
Simon Property Group, Inc. REIT – Regional Malls	3.2%
Brookfield Asset Management, Inc. – Class A (U.S. Shares) Real Estate Operating/Development	2.8%
Macerich Co. REIT – Regional Malls	2.6%

15.5%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 10.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

Janus Alternative Funds | 21

Janus Global Real Estate Fund (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012				per the January 27, 2012 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Real Estate Fund – Class A Shares
NAV	23.70%	–2.27%	0.68%	1.49%	1.49%
MOP	16.64%	–7.92%	–0.69%

Janus Global Real Estate Fund – Class C Shares
NAV	23.41%	–2.84%	0.09%	2.19%	2.19%
CDSC	22.19%	–3.80%	0.09%

Janus Global Real Estate Fund – Class D Shares(1)	23.88%	–1.97%	–1.25%	1.35%	1.35%

Janus Global Real Estate Fund – Class I Shares	24.07%	–1.85%	0.93%	1.21%	1.21%

Janus Global Real Estate Fund – Class S Shares	23.77%	–2.29%	0.54%	1.63%	1.63%

Janus Global Real Estate Fund – Class T Shares	23.91%	–1.92%	–0.43%	1.35%	1.35%

FTSE EPRA/NAREIT Global Index	21.11%	2.14%	–2.80%

FTSE EPRA/NAREIT Developed Index	21.21%	3.19%	–2.38%

Lipper Quartile – Class I Shares	–	4th	1st

Lipper Ranking – based on total return for Global Real Estate Funds	–	92/101	5/69

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

22 | MARCH 31, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares, Class S Shares and Class T Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 was calculated using the performance and the fees and expenses of one or more other share classes of a predecessor fund(s), accounting for, when applicable and permitted, any fee and expense limitations and waivers. If each respective share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s Class I Shares. The performance shown reflects the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – November 28, 2007

(1) Closed to new investors.

Janus Alternative Funds | 23

Janus Global Real Estate Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,237.00	$8.78

Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,232.40	$12.95

Hypothetical (5% return before expenses)	$1,000.00	$1,013.40	$11.68

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,238.80	$7.72

Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,239.10	$7.17

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,236.10	$9.00

Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,237.50	$7.89

Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.11

†	Expenses are equal to the annualized expense ratio of 1.57% for Class A Shares, 2.32% for Class C Shares, 1.38% for Class D Shares, 1.28% for Class I Shares, 1.61% for Class S Shares and 1.41% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

24 | MARCH 31, 2012

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Principal Amount		Value

Common Stock – 97.0%
Building – Residential and Commercial – 1.5%
11,100	Hajime Construction Co., Ltd.	$293,496
95,600	MRV Engenharia e Participacoes S.A.	678,479
		971,975
Building and Construction – Miscellaneous – 0.2%
6,500	Multiplan Empreendimentos Imobiliarios S.A.	151,929
Casino Hotels – 1.0%
71,975	Crown, Ltd.	647,732
Diversified Operations – 0.9%
107,700	Wharf Holdings, Ltd.	585,288
Electric – Distribution – 1.0%
403,187	Spark Infrastructure Group	624,225
Electric – Generation – 0.1%
777,953	Indiabulls Infrastructure and Power, Ltd.ß,°°	32,529
Forestry – 0%
19,700	Sino-Forest Corp.*,ß,°°	0
Hotels and Motels – 2.1%
323,000	Overseas Union Enterprise, Ltd.	604,002
26,590	Whitbread PLC	784,173
		1,388,175
Metal – Copper – 0.9%
141,380	Copper Mountain Mining Corp.*	596,881
Property Trust – 0.9%
12,480	Sovran Self Storage, Inc.	621,878
Real Estate Management/Services – 13.1%
681,600	AIMS AMP Capital Industrial REIT	610,169
254,686	Atrium European Real Estate, Ltd.	1,250,828
53,200	BR Malls Participacoes S.A.	693,609
8,330	Castellum A.B.	104,986
19,610	CBRE Group, Inc. – Class A*	391,416
44,765	First Capital Realty, Inc.	801,299
66,215	Gazit-Globe, Ltd.	680,690
6,780	Jones Lang LaSalle, Inc.	564,842
104,658	Kennedy-Wilson Holdings, Inc.	1,412,883
24,500	LPS Brasil Consultoria de Imoveis S.A.	497,465
69,000	Mitsubishi Estate Co., Ltd.	1,230,743
197,856	Songbird Estates PLC*	360,734
		8,599,664
Real Estate Operating/Development – 23.6%
96,100	BR Properties S.A.	1,234,495
58,165	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	1,836,269
975,500	CapitaLand, Ltd.	2,421,867
130,500	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes*	1,394,613
11,843	DB Realty, Ltd.*	19,820
37,900	First Juken Co., Ltd.	379,229
7,506	GAGFAH S.A.*	63,548
413,630	Global Logistic Properties, Ltd.*	724,108
570,000	Hang Lung Properties, Ltd.	2,088,329
238,500	Hopewell Holdings, Ltd.	654,199
66,000	Hysan Development Co., Ltd.	264,330
263,713	Indiabulls Real Estate, Ltd.	330,547
38,000	Mitsui Fudosan Co., Ltd.	726,936
56,600	PDG Realty S.A. Empreendimentos e Participacoes	195,729
112,584	Phoenix Mills, Ltd.	463,685
113,000	Shanghai Industrial Holdings, Ltd.	348,518
1,865,500	Shui On Land, Ltd.	754,339
43,125	St. Joe Co.*	819,806
59,000	Sun Hung Kai Properties, Ltd.	733,198
		15,453,565
REIT – Apartments – 1.5%
42,320	Associated Estates Realty Corp.	691,509
23,925	Education Realty Trust, Inc.	259,347
		950,856
REIT – Diversified – 18.7%
49,073	American Assets Trust, Inc.	1,118,864
354,807	Charter Hall Group	815,716
42,071	Coresite Realty Corp.	992,455
11,620	Digital Realty Trust, Inc.	859,531
22,855	DuPont Fabros Technology, Inc.	558,805
16,635	Entertainment Properties Trust	771,531
14,377	Eurocommercial Properties N.V.	544,666
457,300	Fibra Uno Administracion S.A. de C.V.	900,452
64,674	Land Securities Group PLC	747,309
146,958	Lexington Realty Trust	1,321,153
1,394,000	Mapletree Logistics Trust	1,048,245
31,000	Morguard Real Estate Investment Trust	515,423
16,311	Plum Creek Timber Co., Inc.	677,885
96,660	Segro PLC	362,976
24,860	Shaftesbury PLC	195,812
3,533	Unibail-Rodamco S.E.	706,449
11,000	Winthrop Realty Trust	127,490
		12,264,762
REIT – Health Care – 3.4%
17,025	Heath Care REIT, Inc.	935,694
11,584	LTC Properties, Inc.	370,688
16,309	Ventas, Inc.	931,244
		2,237,626
REIT – Hotels – 3.6%
382,000	Ascott Residence Trust	323,729
96,540	Chatham Lodging Trust	1,225,092
35,870	Pebblebrook Hotel Trust	809,945
		2,358,766
REIT – Mortgage – 3.6%
87,290	Colony Financial, Inc.	1,429,810
69,945	CYS Investments, Inc.	915,580
		2,345,390
REIT – Office Property – 3.7%
18,070	Alexandria Real Estate Equities, Inc.	1,321,459
118,860	Charter Hall Office REIT	379,123
111,454	Great Portland Estates PLC	641,520
20	Tokyu REIT, Inc.	105,861
		2,447,963
REIT – Regional Malls – 5.7%
28,956	Macerich Co.	1,672,209
14,278	Simon Property Group, Inc.	2,080,019
		3,752,228
REIT – Shopping Centers – 5.9%
34,744	Acadia Realty Trust	783,130
46,295	DDR Corp.	675,907

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 25

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Principal Amount		Value

REIT – Shopping Centers – (continued)

167,220	Kite Realty Group Trust	$881,249
167,421	Westfield Group	1,530,962
		3,871,248
REIT – Warehouse and Industrial – 2.7%
42,095	First Potomac Realty Trust	508,929
35,363	ProLogis, Inc.	1,273,775
		1,782,704
Resorts and Theme Parks – 1.6%
24,370	Vail Resorts, Inc.	1,054,003
Retirement and Aged Care – 0.5%
38,461	Capital Senior Living Corp.*	355,380
Transportation – Marine – 0.2%
2,980	Alexander & Baldwin, Inc.	144,381
Wireless Equipment – 0.6%
6,775	Crown Castle International Corp.*	361,379

Total Common Stock (cost $59,344,140)		63,600,527

Corporate Bond – 0.1%
REIT – Warehouse and Industrial – 0.1%

$50,000	ProLogis, Inc. 2.2500%, 4/1/37 (cost $26,257)	50,000

Preferred Stock – 1.2%
REIT – Office Property – 0.3%
8,000	SL Green Realty Corp., 7.6250%	201,280
REIT – Regional Malls – 0.9%
10,200	CBL & Associates Properties, Inc., 7.3750%	255,000
13,000	Glimcher Realty Trust, 8.1250%	321,360
		576,360

Total Preferred Stock (cost $655,568)		777,640

Total Investments (total cost $60,025,965) – 98.3%		64,428,167

Cash, Receivables and Other Assets, net of Liabilities – 1.7%		1,131,431

Net Assets – 100%		$65,559,598

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$3,997,758	6.2%
Brazil	4,846,319	7.5%
Canada	3,749,872	5.8%
Cayman Islands	754,339	1.2%
France	706,449	1.1%
Hong Kong	4,673,862	7.3%
India	846,581	1.3%
Israel	680,690	1.1%
Japan	2,736,265	4.2%
Jersey	1,250,828	1.9%
Luxembourg	63,548	0.1%
Mexico	900,452	1.4%
Netherlands	544,666	0.8%
Singapore	5,732,120	8.9%
Sweden	104,986	0.2%
United Kingdom	3,092,524	4.8%
United States	29,746,908	46.2%

Total	$64,428,167	100.0%

See Notes to Schedules of Investments and Financial Statements.

26 | MARCH 31, 2012

Statements of Assets and Liabilities

As of March 31, 2012 (unaudited)		Janus Global
(all numbers in thousands except net asset value per share)	Janus Global Market Neutral Fund	Real Estate Fund

Assets:
Investments at cost	$29,348	$60,026
Investments at value	$31,543	$64,428
Cash	–	74
Cash denominated in foreign currency(1)	2	18
Restricted cash (Note 1)	1,221	–
Deposits with broker for short sales	11,974	–
Receivables:
Investments sold	230	744
Fund shares sold	28	179
Dividends	86	239
Foreign dividend tax reclaim	9	2
Due from adviser	52	–
Interest	7	1
Outstanding swap contracts at value	677	–
Dividends and interest on swap contracts	218	–
Non-interested Trustees’ deferred compensation	1	1
Variation margin	24	–
Other assets	25	5
Total Assets	46,097	65,691
Liabilities:
Payables:
Short sales, at value(2)	12,036	–
Options written, at value(3)	486	–
Due to custodian	307	–
Investments purchased	304	–
Fund shares repurchased	106	32
Dividends	1	–
Outstanding swap contracts at value	767	–
Dividends and interest on swap contracts	201	–
Advisory fees	34	30
Fund administration fees	–	1
Internal servicing cost	2	1
Administrative services fees	–	3
Distribution fees and shareholder servicing fees	13	4
Administrative, networking and omnibus fees	140	6
Non-interested Trustees’ fees and expenses	2	1
Non-interested Trustees’ deferred compensation fees	1	1
Accrued expenses and other payables	67	52
Forward currency contracts	16	–
Total Liabilities	14,483	131
Net Assets	$31,614	$65,560

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Janus Alternative Funds | 27

Statements of Assets and Liabilities  (continued)

As of March 31, 2012 (unaudited)		Janus Global
(all numbers in thousands except net asset value per share)	Janus Global Market Neutral Fund	Real Estate Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$274,071	$61,954
Undistributed net investment income/(loss)*	(1,132)	123
Undistributed net realized loss from investment and foreign currency transactions*	(243,445)	(919)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,120	4,402
Total Net Assets	$31,614	$65,560
Net Assets - Class A Shares	$8,178	$7,417
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	975	803
Net Asset Value Per Share(4)	$8.39	$9.23
Maximum Offering Price Per Share(5)	$8.90	$9.79
Net Assets - Class C Shares	$12,432	$3,443
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,507	374
Net Asset Value Per Share(4)	$8.25	$9.21
Net Assets - Class D Shares	N/A	$18,949
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	2,039
Net Asset Value Per Share	N/A	$9.29
Net Assets - Class I Shares	$10,487	$31,307
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,237	3,375
Net Asset Value Per Share	$8.48	$9.28
Net Assets - Class R Shares	$223	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29	N/A
Net Asset Value Per Share	$7.78	N/A
Net Assets - Class S Shares	$253	$651
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30	70
Net Asset Value Per Share	$8.56	$9.25
Net Assets - Class T Shares	$41	$3,793
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5	408
Net Asset Value Per Share	$8.51	$9.29

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $1,698 and $18,174 for Janus Global Market Neutral Fund and Janus Global Real Estate Fund, respectively.
(2)	Includes proceeds of $11,973,639 on short sales for Janus Global Market Neutral Fund.
(3)	Includes premiums of $402,919 on written options for Janus Global Market Neutral Fund.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

28 | MARCH 31, 2012

Statements of Operations

For the six-month period ended March 31, 2012 (unaudited)		Janus Global
(all numbers in thousands)	Janus Global Market Neutral Fund	Real Estate Fund

Investment Income:
Interest	$3	$1
Interest proceeds from short sales	41	–
Dividends	513	1,114
Dividends from affiliates	–	1
Foreign tax withheld	(13)	(32)
Total Investment Income	544	1,084
Expenses:
Advisory fees	235	237
Internal servicing expense	2	1
Shareholder reports expense	15	23
Transfer agent fees and expenses	1	6
Registration fees	40	48
Custodian fees	27	11
Professional fees	15	18
Non-interested Trustees’ fees and expenses	1	1
Short sales dividend expense	166	–
Stock loan fees	130	–
Fund administration fees	2	3
Administrative services fees - Class D Shares	N/A	10
Administrative services fees - Class R Shares	–	N/A
Administrative services fees - Class S Shares	1	–
Administrative services fees - Class T Shares	–	4
Distribution fees and shareholder servicing fees - Class A Shares	13	8
Distribution fees and shareholder servicing fees - Class C Shares	79	17
Distribution fees and shareholder servicing fees - Class R Shares	1	N/A
Distribution fees and shareholder servicing fees - Class S Shares	(1)	1
Administrative, networking and omnibus fees - Class A Shares	22	10
Administrative, networking and omnibus fees - Class C Shares	15	6
Administrative, networking and omnibus fees - Class I Shares	19	14
Other expenses	2	7
Total Expenses	785	425
Expense and Fee Offset	–	–
Net Expenses	785	425
Less: Excess Expense Reimbursement	(65)	(9)
Net Expenses after Expense Reimbursement	720	416
Net Investment Income/(Loss)	(176)	668
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	4,439	(393)
Net realized gain/(loss) from futures contracts	(226)	–
Net realized gain/(loss) from short sales	(760)	–
Net realized gain/(loss) from swap contracts	(4,872)	–
Net realized gain/(loss) from written options contracts	(77)	269
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,992	12,089
Change in unrealized net appreciation/(depreciation) of futures contracts	(171)	–
Change in unrealized net appreciation/(depreciation) of short sales	(1,778)	–
Change in unrealized net appreciation/(depreciation) of swap contracts	(867)	–
Change in unrealized net appreciation/(depreciation) of written option contracts	152	6
Net Gain/(Loss) on Investments	(168)	11,971
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(344)	$12,639

See Notes to Financial Statements.

Janus Alternative Funds | 29

Statements of Changes in Net Assets

	Janus Global		Janus Global
For the six-month period ended March 31, 2012 (unaudited) and the fiscal year ended September 30, 2011	Market Neutral Fund		Real Estate Fund
(all numbers in thousands)	2012	2011	2012	2011

Operations:
Net investment income/(loss)	$(176)	$(501)	$668	$1,560
Net realized gain/(loss) from investment and foreign currency transactions	(1,496)	4,512	(124)	533
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,328	(10,887)	12,095	(13,914)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(344)	(6,876)	12,639	(11,821)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(1,070)	–	(111)	(165)
Class C Shares	(1,391)	–	(37)	(32)
Class D Shares	N/A	N/A	(321)	(330)
Class I Shares	(979)	–	(562)	(586)
Class R Shares	(20)	–	N/A	N/A
Class S Shares	(59)	–	(7)	(9)
Class T Shares	(23)	–	(55)	(100)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–
Class C Shares	–	–	–	–
Class D Shares	N/A	N/A	–	–
Class I Shares	–	–	–	–
Class R Shares	–	–	N/A	N/A
Class S Shares	–	–	–	–
Class T Shares	–	–	–	–
Net Decrease from Dividends and Distributions	(3,542)	–	(1,093)	(1,222)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

30 | MARCH 31, 2012

	Janus Global		Janus Global
For the six-month period ended March 31, 2012 (unaudited) and the fiscal year ended September 30, 2011	Market Neutral Fund		Real Estate Fund
(all numbers in thousands)	2012	2011	2012	2011

Capital Share Transactions:
Shares Sold
Class A Shares	777	5,672	2,142	9,728
Class C Shares	816	2,831	396	3,994
Class D Shares	N/A	N/A	3,203	15,844
Class I Shares	4,551	9,889	5,988	15,575
Class R Shares	71	144	N/A	N/A
Class S Shares	14	237	287	366
Class T Shares	21	768	870	8,765
Redemption Fees
Class A Shares	N/A	3	N/A	N/A
Class C Shares	N/A	5	N/A	N/A
Class D Shares	N/A	N/A	1	16
Class I Shares	1	9	1	2
Class R Shares	–	–	N/A	N/A
Class S Shares	–	1	–	–
Class T Shares	–	–	–	6
Reinvested Dividends and Distributions
Class A Shares	973	–	105	155
Class C Shares	971	–	29	25
Class D Shares	N/A	N/A	318	328
Class I Shares	778	–	516	550
Class R Shares	14	–	N/A	N/A
Class S Shares	59	–	7	9
Class T Shares	23	–	54	99
Shares Repurchased
Class A Shares	(5,096)	(14,444)	(2,702)	(7,913)
Class C Shares	(6,738)	(20,184)	(1,197)	(879)
Class D Shares	N/A	N/A	(2,820)	(9,105)
Class I Shares	(4,351)	(32,600)	(5,832)	(8,559)
Class R Shares	(27)	(171)	N/A	N/A
Class S Shares	(432)	(1,128)	(84)	(524)
Class T Shares	(210)	(1,911)	(976)	(7,111)
Net Increase/(Decrease) from Capital Share Transactions	(7,785)	(50,879)	306	21,371
Net Increase/(Decrease) in Net Assets	(11,671)	(57,755)	11,852	8,328
Net Assets:
Beginning of period	43,285	101,040	53,708	45,380
End of period	$31,614	$43,285	$65,560	$53,708

Undistributed Net Investment Income/(Loss)*	$(1,132)	$2,585	$123	$549

*	See Note 5 in Notes to Financial Statements.
See Notes to Financial Statements.

Janus Alternative Funds | 31

Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), each fiscal year ended
September 30, the two-month fiscal period ended	Janus Global Market Neutral Fund
September 30, 2009 and each fiscal year ended July 31	2012	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$9.44	$10.51	$9.72	$8.93	$11.54	$12.69	$10.00
Income from Investment Operations:
Net investment income	.12	.65	.11	.07	.07	.04	.13
Net gain/(loss) on investments (both realized and unrealized)	(.22)	(1.72)	.68	.72	(2.52)	(1.11)	2.62
Total from Investment Operations	(.10)	(1.07)	.79	.79	(2.45)	(1.07)	2.75
Less Distributions and Other:
Dividends (from net investment income)*	(.95)	–	–	–	(.17)	(.02)	(.06)
Distributions (from capital gains)*	–	–	–	–	–	(.06)	–
Redemption fees	–	–(3)	–(3)	–	.01	–	–
Total Distributions and Other	(.95)	–	–	–	(.16)	(.08)	(.06)
Net Asset Value, End of Period	$8.39	$9.44	$10.51	$9.72	$8.93	$11.54	$12.69
Total Return**	(1.58)%	(10.18)%	8.13%	8.85%	(21.22)%	(8.47)%	27.62%
Net Assets, End of Period (in thousands)	$8,178	$12,651	$23,200	$58,152	$68,971	$409,082	$67,879
Average Net Assets for the Period (in thousands)	$10,759	$18,206	$31,998	$64,709	$184,762	$327,208	$18,205
Ratio of Gross Expenses to Average Net Assets***(4)	3.60%(5)	3.95%(5)	3.95%(5)	5.61%(5)	4.00%(5)	3.38%(5)	3.46%(5)
Ratio of Net Expenses to Average Net Assets***(4)	3.60%(5)	3.94%(5)	3.94%(5)	5.60%(5)	4.00%(5)	3.38%(5)	3.45%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.71)%	(0.40)%	(2.04)%	(3.79)%	(2.08)%(6)	0.41%	1.46%
Portfolio Turnover Rate***	301%	228%	140%	148%	261%	156%	94%

Class A Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), each fiscal year ended
September 30, the two-month fiscal period ended September 30,	Janus Global Real Estate Fund
2009 and each fiscal year or period ended July 31	2012	2011	2010	2009(1)	2009(2)	2008(7)

Net Asset Value, Beginning of Period	$7.60	$9.09	$7.49	$6.50	$8.65	$10.00
Income from Investment Operations:
Net investment income	.10	.21	.16	.03	.12	.13
Net gain/(loss) on investments (both realized and unrealized)	1.68	(1.50)	1.58	.96	(2.00)	(1.48)
Total from Investment Operations	1.78	(1.29)	1.74	.99	(1.88)	(1.35)
Less Distributions:
Dividends (from net investment income)*	(.15)	(.20)	(.14)	–	(.27)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.15)	(.20)	(.14)	–	(.27)	–
Net Asset Value, End of Period	$9.23	$7.60	$9.09	$7.49	$6.50	$8.65
Total Return**	23.70%	(14.60)%	23.57%	15.23%	(20.87)%	(13.50)%
Net Assets, End of Period (in thousands)	$7,417	$6,625	$6,197	$1,716	$701	$471
Average Net Assets for the Period (in thousands)	$6,560	$8,323	$3,136	$1,218	$423	$444
Ratio of Gross Expenses to Average Net Assets***(4)	1.57%	1.48%	1.57%	1.64%	1.39%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.57%	1.47%	1.57%	1.63%	1.39%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.10%	2.28%	1.82%	2.30%	2.22%	2.31%
Portfolio Turnover Rate***	38%	68%	14%	19%	78%	8%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.01% and 2.01%, respectively, in 2012, 2.00% and 2.00%, respectively, in 2011, 2.03% and 2.02%, respectively, in 2010, 1.92% and 1.92%, respectively, for the two-month fiscal period ended September 30, 2009, 2.99% and 2.99%, respectively, for the fiscal year ended July 31, 2009, 2.68% and 2.68%, respectively, in 2008 and 1.96% and 1.95%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.
(7)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

32 | MARCH 31, 2012

Class C Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), each fiscal year ended
September 30, the two-month fiscal period ended	Janus Global Market Neutral Fund
September 30, 2009 and each fiscal year ended July 31	2012	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$9.22	$10.32	$9.58	$8.81	$11.40	$12.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.40)	(.04)	(.32)	–	(.18)	(.01)	.08
Net gain/(loss) on investments (both realized and unrealized)	.26	(1.06)	1.06	.77	(2.31)	(1.13)	2.58
Total from Investment Operations	(.14)	(1.10)	.74	.77	(2.49)	(1.14)	2.66
Less Distributions and Other:
Dividends (from net investment income)*	(.83)	–	–	–	(.11)	(.02)	(.04)
Distributions (from capital gains)*	–	–	–	–	–	(.06)	–
Redemption fees	–	–(3)	–(3)	–	.01	–	–
Total Distributions and Other	(.83)	–	–	–	(.10)	(.08)	(.04)
Net Asset Value, End of Period	$8.25	$9.22	$10.32	$9.58	$8.81	$11.40	$12.62
Total Return**	(2.01)%	(10.66)%	7.72%	8.74%	(21.81)%	(9.11)%	26.62%
Net Assets, End of Period (in thousands)	$12,432	$18,926	$39,220	$71,942	$79,412	$225,517	$26,945
Average Net Assets for the Period (in thousands)	$15,720	$29,496	$50,895	$76,074	$134,956	$158,175	$7,707
Ratio of Gross Expenses to Average Net Assets***(4)	4.34%(5)	4.62%(5)	4.35%(5)	6.36%(5)	4.85%(5)	4.18%(5)	4.20%(5)
Ratio of Net Expenses to Average Net Assets***(4)	4.34%(5)	4.61%(5)	4.34%(5)	6.36%(5)	4.85%(5)	4.17%(5)	4.20%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.45)%	(1.11)%	(2.47)%	(4.89)%	(2.99)%(6)	(0.37)%	0.62%
Portfolio Turnover Rate***	301%	228%	140%	148%	261%	156%	94%

Class C Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), each fiscal year ended
September 30, the two-month fiscal period ended September 30,	Janus Global Real Estate Fund
2009 and each fiscal year or period ended July 31	2012	2011	2010	2009(1)	2009(2)	2008(7)

Net Asset Value, Beginning of Period	$7.56	$9.06	$7.52	$6.53	$8.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.06	.17	.10	.02	.14	.09
Net gain/(loss) on investments (both realized and unrealized)	1.68	(1.52)	1.58	.97	(2.01)	(1.48)
Total from Investment Operations	1.74	(1.35)	1.68	.99	(1.87)	(1.39)
Less Distributions:
Dividends (from net investment income)*	(.09)	(.15)	(.14)	–	(.21)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.09)	(.15)	(.14)	–	(.21)	–
Net Asset Value, End of Period	$9.21	$7.56	$9.06	$7.52	$6.53	$8.61
Total Return**	23.24%	(15.18)%	22.72%	15.16%	(21.06)%	(13.90)%
Net Assets, End of Period (in thousands)	$3,443	$3,531	$1,252	$469	$405	$459
Average Net Assets for the Period (in thousands)	$3,444	$3,237	$844	$443	$309	$441
Ratio of Gross Expenses to Average Net Assets***(4)	2.32%	2.18%	2.32%	2.37%	1.34%(8)	2.25%
Ratio of Net Expenses to Average Net Assets***(4)	2.32%	2.18%	2.32%	2.36%	1.34%(8)	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.25%	1.36%	1.04%	1.52%	2.47%	1.56%
Portfolio Turnover Rate***	38%	68%	14%	19%	78%	8%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.76% and 2.76%, respectively, in 2012, 2.64% and 2.64%, respectively, in 2011, 2.43% and 2.42%, respectively, in 2010, 2.65% and 2.65%, respectively, for the two-month fiscal period ended September 30, 2009, 3.79% and 3.79%, respectively, for the fiscal year ended July 31, 2009, 3.48% and 3.47%, respectively, in 2008 and 2.75% and 2.74%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.
(7)	Period from November 28, 2007 (inception date) through July 31, 2008.
(8)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 2.26% and 2.26%, respectively, for the fiscal year ended July 31, 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Alternative Funds | 33

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited), the fiscal	Janus Global Real Estate Fund
year ended September 30, 2011 and the fiscal period ended September 30, 2010	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$7.66	$9.15	$7.64
Income from Investment Operations:
Net investment income	.10	.22	.05
Net gain/(loss) on investments (both realized and unrealized)	1.70	(1.51)	1.45
Total from Investment Operations	1.80	(1.29)	1.50
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	(.21)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(2)	.01	.01
Total Distributions and Other	(.17)	(.20)	.01
Net Asset Value, End of Period	$9.29	$7.66	$9.15
Total Return**	23.88%	(14.41)%	19.76%
Net Assets, End of Period (in thousands)	$18,949	$15,105	$11,388
Average Net Assets for the Period (in thousands)	$16,459	$17,244	$4,756
Ratio of Gross Expenses to Average Net Assets***(3)	1.38%	1.34%	1.44%
Ratio of Net Expenses to Average Net Assets***(3)	1.38%	1.34%	1.43%
Ratio of Net Investment Income to Average Net Assets***	2.31%	2.34%	2.21%
Portfolio Turnover Rate***	38%	68%	14%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

34 | MARCH 31, 2012

Class I Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), each fiscal year ended
September 30, the two-month fiscal period ended	Janus Global Market Neutral Fund
September 30, 2009 and each fiscal year ended July 31	2012	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$9.55	$10.59	$9.77	$8.97	$11.60	$12.72	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.03)	1.61	.13	.08	.24	.09	.14
Net gain/(loss) on investments (both realized and unrealized)	(.06)	(2.65)	.69	.72	(2.68)	(1.13)	2.65
Total from Investment Operations	(.09)	(1.04)	.82	.80	(2.44)	(1.04)	2.79
Less Distributions and Other:
Dividends (from net investment income)*	(.98)	–	–	–	(.20)	(.03)	(.07)
Distributions (from capital gains)*	–	–	–	–	–	(.06)	–
Redemption fees	–(3)	–(3)	–(3)	–(3)	.01	.01	–
Total Distributions and Other	(.98)	–	–	–	(.19)	(.08)	(.07)
Net Asset Value, End of Period	$8.48	$9.55	$10.59	$9.77	$8.97	$11.60	$12.72
Total Return**	(1.49)%	(9.82)%	8.39%	8.92%	(20.96)%	(8.19)%	27.98%
Net Assets, End of Period (in thousands)	$10,487	$10,617	$35,273	$44,422	$45,805	$227,446	$62,987
Average Net Assets for the Period (in thousands)	$10,115	$23,570	$38,757	$44,992	$107,265	$212,623	$16,632
Ratio of Gross Expenses to Average Net Assets***(4)	3.34%(5)	3.77%(5)	3.69%(5)	5.31%(5)	3.75%(5)	3.12%(5)	3.21%(5)
Ratio of Net Expenses to Average Net Assets***(4)	3.34%(5)	3.77%(5)	3.68%(5)	5.30%(5)	3.75%(5)	3.12%(5)	3.21%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.41)%	(0.36)%	(1.81)%	(4.67)%	(1.84)%(6)	0.72%	1.67%
Portfolio Turnover Rate***	301%	228%	140%	148%	261%	156%	94%

Class I Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), each fiscal year ended
September 30, the two-month fiscal period ended
September 30, 2009 and each fiscal year or period ended	Janus Global Real Estate Fund
July 31	2012	2011	2010	2009(1)	2009(2)	2008(7)

Net Asset Value, Beginning of Period	$7.66	$9.14	$7.51	$6.52	$8.66	$10.00
Income from Investment Operations:
Net investment income/(loss)	.11	.24	.16	.03	.17	.13
Net gain/(loss) on investments (both realized and unrealized)	1.69	(1.51)	1.61	.96	(2.04)	(1.47)
Total from Investment Operations	1.80	(1.27)	1.77	.99	(1.87)	(1.34)
Less Distributions and Other:
Dividends (from net investment income)*	(.18)	(.21)	(.14)	–	(.27)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–
Total Distributions and Other	(.18)	(.21)	(.14)	–	(.27)	–
Net Asset Value, End of Period	$9.28	$7.66	$9.14	$7.51	$6.52	$8.66
Total Return**	23.91%	(14.29)%	23.97%	15.18%	(20.73)%	(13.40)%
Net Assets, End of Period (in thousands)	$31,307	$24,921	$23,199	$12,406	$9,784	$5,331
Average Net Assets for the Period (in thousands)	$28,818	$31,267	$17,714	$11,312	$4,284	$4,778
Ratio of Gross Expenses to Average Net Assets***(4)	1.28%	1.20%	1.33%	1.39%	1.26%	1.25%
Ratio of Net Expenses to Average Net Assets***(4)	1.28%	1.20%	1.32%	1.39%	1.26%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.39%	2.47%	2.02%	2.51%	1.98%	2.48%
Portfolio Turnover Rate***	38%	68%	14%	19%	78%	8%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.76% and 1.76%, respectively, in 2012, 1.72% and 1.71%, respectively, in 2011, 1.76% and 1.75%, respectively, in 2010, 1.58% and 1.58%, respectively, for the two-month fiscal period ended September 30, 2009, 2.72% and 2.72%, respectively, for the fiscal year ended July 31, 2009, 2.42% and 2.42%, respectively, in 2008 and 1.75% and 1.74%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.
(7)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

Janus Alternative Funds | 35

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), each fiscal year ended
September 30, the two-month fiscal period ended	Janus Global Market Neutral Fund
September 30, 2009 and each fiscal year ended July 31	2012	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$8.84	$9.86	$9.15	$8.40	$10.89	$12.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	.47	(.07)	.06	(.56)	.78	.10
Net gain/(loss) on investments (both realized and unrealized)	(.17)	(1.49)	.78	.69	(1.82)	(2.48)	2.59
Total from Investment Operations	(.12)	(1.02)	.71	.75	(2.38)	(1.70)	2.69
Less Distributions and Other:
Dividends (from net investment income)*	(.94)	–	–	–	(.12)	–	(.04)
Distributions (from capital gains)*	–	–	–	–	–	(.06)	–
Redemption fees	–	–(3)	–(3)	–	.01	–	–
Total Distributions and Other	(.94)	–	–	–	(.11)	(.06)	(.04)
Net Asset Value, End of Period	$7.78	$8.84	$9.86	$9.15	$8.40	$10.89	$12.65
Total Return**	(1.89)%	(10.34)%	7.76%	8.93%	(21.76)%	(13.49)%	26.90%
Net Assets, End of Period (in thousands)	$223	$188	$243	$168	$175	$86	$1,280
Average Net Assets for the Period (in thousands)	$193	$248	$193	$178	$148	$601	$1,142
Ratio of Gross Expenses to Average Net Assets***(4)	4.10%(5)	4.23%(5)	4.28%(5)	5.93%(5)	4.93%(5)	4.89%(5)	3.67%(5)
Ratio of Net Expenses to Average Net Assets***(4)	4.10%(5)	4.23%(5)	4.27%(5)	5.93%(5)	4.93%(5)	4.89%(5)	3.67%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.13)%	(0.57)%	(2.33)%	(5.90)%	(3.25)%(6)	(0.47)%	0.36%
Portfolio Turnover Rate***	301%	228%	140%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.52% and 2.52%, respectively, in 2012, 2.31% and 2.30%, respectively, in 2011, 2.40% and 2.39%, respectively, in 2010, 2.25% and 2.25%, respectively, for the two-month fiscal period ended September 30, 2009, 3.81% and 3.81%, respectively, for the fiscal year ended July 31, 2009, 4.19% and 4.19%, respectively, in 2008 and 2.49% and 2.49%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

36 | MARCH 31, 2012

Class S Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), each fiscal year ended
September 30, the two-month fiscal period ended	Janus Global Market Neutral Fund
September 30, 2009 and each fiscal year ended July 31	2012	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$9.56	$10.62	$9.82	$9.04	$11.52	$12.69	$10.00
Income from Investment Operations:
Net investment income	9.64	4.55	1.37	.67	1.00	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	(9.72)	(5.62)	(.57)	.11	(3.46)	(1.26)	2.65
Total from Investment Operations	(.08)	(1.07)	.80	.78	(2.46)	(1.10)	2.74
Less Distributions and Other:
Dividends (from net investment income)*	(.92)	–	–	–	(.03)	(.02)	(.05)
Distributions (from capital gains)*	–	–	–	–	–	(.06)	–
Redemption fees	–(3)	.01	–(3)	–(3)	.01	.01	–
Total Distributions and Other	(.92)	.01	–	–	(.02)	(.07)	(.05)
Net Asset Value, End of Period	$8.56	$9.56	$10.62	$9.82	$9.04	$11.52	$12.69
Total Return**	(1.26)%	(9.98)%	8.15%	8.63%	(21.23)%	(8.65)%	27.43%
Net Assets, End of Period (in thousands)	$253	$676	$1,670	$2,702	$3,679	$31,691	$40,590
Average Net Assets for the Period (in thousands)	$569	$1,202	$1,975	$3,189	$12,978	$59,260	$6,865
Ratio of Gross Expenses to Average Net Assets***(4)	3.37%(5)(6)	4.09%(5)	4.03%(5)	5.68%(5)	4.18%(5)	3.66%(5)	3.99%(5)
Ratio of Net Expenses to Average Net Assets***(4)	3.37%(5)(6)	4.09%(5)	4.03%(5)	5.68%(5)	4.18%(5)	3.66%(5)	3.98%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.60)%	(0.62)%	(2.08)%	(1.80)%	(2.22)%(7)	0.30%	1.67%
Portfolio Turnover Rate***	301%	228%	140%	148%	261%	156%	94%

Class S Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), each fiscal year ended
September 30, the two-month fiscal period ended September 30,	Janus Global Real Estate Fund
2009 and each fiscal year or period ended July 31	2012	2011	2010	2009(1)	2009(2)	2008(8)

Net Asset Value, Beginning of Period	$7.62	$9.08	$7.50	$6.51	$8.63	$10.00
Income from Investment Operations:
Net investment income	.09	.21	.12	.02	.15	.12
Net gain/(loss) on investments (both realized and unrealized)	1.69	(1.52)	1.60	.97	(2.02)	(1.49)
Total from Investment Operations	1.78	(1.31)	1.72	.99	(1.87)	(1.37)
Less Distributions:
Dividends (from net investment income)*	(.15)	(.15)	(.14)	–	(.25)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.15)	(.15)	(.14)	–	(.25)	–
Net Asset Value, End of Period	$9.25	$7.62	$9.08	$7.50	$6.51	$8.63
Total Return**	23.61%	(14.67)%	23.32%	15.21%	(20.84)%	(13.70)%
Net Assets, End of Period (in thousands)	$651	$346	$543	$409	$354	$434
Average Net Assets for the Period (in thousands)	$481	$539	$477	$389	$299	$437
Ratio of Gross Expenses to Average Net Assets***(4)	1.61%	1.62%	1.82%	1.86%	1.29%(9)	1.75%
Ratio of Net Expenses to Average Net Assets***(4)	1.61%	1.62%	1.82%	1.86%	1.29%(9)	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.21%	2.22%	1.49%	2.02%	2.51%	2.08%
Portfolio Turnover Rate***	38%	68%	14%	19%	78%	8%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.77% and 1.77%, respectively, in 2012, 2.06% and 2.06%, respectively, in 2011, 2.12% and 2.11%, respectively, in 2010, 2.01% and 2.01%, respectively, for the two-month fiscal period ended September 30, 2009, 3.16% and 3.16%, respectively, for the fiscal year ended July 31, 2009, 2.96% and 2.96%, respectively, in 2008 and 2.25% and 2.24%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets for Class S Shares. The ratio would be 3.85% and 3.85%, respectively, without the inclusion of the non-recurring expense adjustment.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02%. The adjustment had no impact on the total net assets of the class.
(8)	Period from November 28, 2007 (inception date) through July 31, 2008.
(9)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.76% and 1.76%, respectively, for the fiscal year ended July 31, 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Alternative Funds | 37

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month period ended March 31, 2012
(unaudited), each fiscal year ended September 30, the two-month fiscal
period ended September 30, 2009 and the fiscal period ended July 31,	Janus Global Market Neutral Fund
2009	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$9.55	$10.60	$9.79	$8.98	$8.88
Income from Investment Operations:
Net investment income/(loss)	.04	.98	(.17)	.04	.17
Net gain/(loss) on investments (both realized and unrealized)	(.15)	(2.03)	.98	.77	(.07)
Total from Investment Operations	(.11)	(1.05)	.81	.81	.10
Less Distributions and Other:
Dividends (from net investment income)*	(.93)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–	–(3)	–(3)	–	–
Total Distributions and Other	(.93)	–	–	–	–
Net Asset Value, End of Period	$8.51	$9.55	$10.60	$9.79	$8.98
Total Return**	(1.71)%	(9.91)%	8.27%	9.02%	1.13%
Net Assets, End of Period (in thousands)	$41	$227	$1,434	$1	$1
Average Net Assets for the Period (in thousands)	$170	$675	$742	$1	$1
Ratio of Gross Expenses to Average Net Assets***(4)	3.57%(5)	4.37%(5)	3.61%(5)	5.35%(5)	2.04%(5)
Ratio of Net Expenses to Average Net Assets***(4)	3.57%(5)	4.37%(5)	3.59%(5)	5.35%(5)	2.00%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.87)%	(1.40)%	(1.66)%	(5.61)%	(2.61)%(6)
Portfolio Turnover Rate***	301%	228%	140%	148%	261%

Class T Shares

For a share outstanding during the six-month period ended March 31, 2012
(unaudited), each fiscal year ended September 30, the two-month fiscal	Janus Global Real Estate Fund
period ended September 30, 2009 and the fiscal period ended July 31, 2009	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$7.64	$9.12	$7.50	$6.51	$5.80
Income from Investment Operations:
Net investment income/(loss)	.10	.27	.15	.03	–
Net gain/(loss) on investments (both realized and unrealized)	1.69	(1.56)	1.61	.96	.71
Total from Investment Operations	1.79	(1.29)	1.76	.99	.71
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	(.21)	(.14)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–(3)	.02	–(3)	–	–
Total Distributions and Other	(.14)	(.19)	(.14)	–	–
Net Asset Value, End of Period	$9.29	$7.64	$9.12	$7.50	$6.51
Total Return**	23.75%	(14.33)%	23.86%	15.21%	12.24%
Net Assets, End of Period (in thousands)	$3,793	$3,180	$2,801	$1	$1
Average Net Assets for the Period (in thousands)	$3,406	$6,456	$528	$1	$1
Ratio of Gross Expenses to Average Net Assets***(4)	1.41%	1.34%	1.59%	1.61%	1.54%
Ratio of Net Expenses to Average Net Assets***(4)	1.41%	1.34%	1.58%	1.61%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.24%	2.14%	2.39%	2.25%	0.79%
Portfolio Turnover Rate***	38%	68%	14%	19%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.83% and 1.83%, respectively, in 2012, 1.84% and 1.84%, respectively, in 2011, 1.95% and 1.93%, respectively, in 2010, 1.66% and 1.65%, respectively, for the two-month fiscal period ended September 30, 2009 and 1.87% and 1.83%, respectively, for the fiscal year ended July 31, 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.90%. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

38 | MARCH 31, 2012

Notes to Schedules of Investments (unaudited)

Citigroup 3-Month U.S. Treasury Bill Index	An unmanaged index that represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.

FTSE EPRA/NAREIT Developed Index	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.

FTSE EPRA/NAREIT Global Index	A global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging markets.

Lipper Absolute Return Funds	Funds that aim for positive returns in all market conditions. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark.

Lipper Global Real Estate Funds	Funds that invest at least 25% but less than 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

ETN	Exchange-Traded Note

MLP	Master Limited Partnership

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

XLE	Energy Select Sector SPDR

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
ß	Security is illiquid.

Janus Alternative Funds | 39

Notes to Schedules of Investments (unaudited) (continued)

°° ∞  Schedule of Fair Valued Securities (as of March 31, 2012)

		Value as a %
	Value	of Net Assets

Janus Global Real Estate Fund
Indiabulls Infrastructure and Power, Ltd.	$32,529	0.1%
Sino-Forest Corp.	0	0.0%

	$32,529	0.1%

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Global Market Neutral Fund
Common Stock
Cellular Telecommunications	$342,124	$1,259,206	$–
Diversified Minerals	–	225,671	–
Gas – Distribution	–	400,811	–
Medical – Drugs	776,271	968,093	–
Medical – Generic Drugs	–	733,622	–
Oil Companies – Integrated	592,434	898,528	–
All Other	24,534,665	–

Exchange-Traded Fund	614,205	–	–

Total Investments in Securities	$26,859,699	$4,485,931	$–

Investments in Securities:
Janus Global Real Estate Fund
Common Stock
Electric – Generation	$–	$–	$32,529
Forestry	–	–	–
All Other	63,567,998	–	–

Corporate Bond	–	50,000	–

Preferred Stock	–	777,640	–

Total Investments in Securities	$63,567,998	$827,640	$32,529

Investments in Securities Sold Short:
Janus Global Market Neutral Fund
Exchange-Traded Funds	$(12,035,833)	$–	$–

Investments in Purchased Options:
Janus Global Market Neutral Fund	$–	$197,597	$–

Other Financial Instruments(b):
Janus Global Market Neutral Fund	$–	$(567,787)	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

40 | MARCH 31, 2012

Level 3 Valuation Reconciliation of Assets (for the six-month period ended March 31, 2012)

			Change in
			Unrealized			Transfers In
	Balance as of	Realized	Appreciation/			and/or Out of	Balance as of
	September 30, 2011	Gain/(Loss)(a)	Depreciation(b)	Gross Purchases	Gross Sales	Level 3	March 31, 2012

Investments in Securities:
Janus Global Real Estate Fund
Common Stock
Electric – Generation	$–	$–	$(58,894)	$91,423	$–	$–	$32,529
Forestry	752	–	(752)	–	–	–	0

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of March 31, 2012 is noted below.

Fund	Aggregate Value

Janus Global Market Neutral Fund	$28,539,383

Janus Alternative Funds | 41

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Market Neutral Fund and Janus Global Real Estate Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the six-month period ended March 31, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Janus Global Real Estate Fund is classified as diversified, as defined in the 1940 Act. Janus Global Market Neutral Fund is classified as nondiversifed.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the

42 | MARCH 31, 2012

supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds, particularly Janus Global Real Estate Fund, may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income

Janus Alternative Funds | 43

Notes to Financial Statements (unaudited) (continued)

and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of March 31, 2012, Janus Global Market Neutral Fund had restricted cash in the amount of $1,221,347. The restricted cash represents collateral received in relation to options contracts invested in by the Fund at March 31, 2012. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof)

44 | MARCH 31, 2012

obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the Funds’ own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2012.

	Transfers In	Transfers Out
	Level 1 to	Level 2
Fund	Level 2	to Level 1

Janus Global Market Neutral Fund	$–	$1,861,610
Janus Global Real Estate Fund	–	20,490,836

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal period.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” This disclosure will become effective for interim and annual periods beginning after December 15, 2011. The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable

Janus Alternative Funds | 45

Notes to Financial Statements (unaudited) (continued)

inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by either Fund during the period ended March 31, 2012 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount

46 | MARCH 31, 2012

invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified

Janus Alternative Funds | 47

Notes to Financial Statements (unaudited) (continued)

period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. Janus Global Real Estate Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the period ended March 31, 2012 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Market Neutral Fund
Options outstanding at September 30, 2011	2,336	$322,175
Options written	14,647	2,127,610
Options closed	(14,422)	(2,048,244)
Options expired	(184)	(60,564)
Options exercised	(1,493)	(154,416)

Options outstanding at March 31, 2012	884	$186,561

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Market Neutral Fund
Options outstanding at September 30, 2011	758	$155,418
Options written	8,308	1,077,678
Options closed	(6,856)	(871,849)
Options expired	–	–
Options exercised	(979)	(144,889)

Options outstanding at March 31, 2012	1,231	$216,358

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Real Estate Fund
Options outstanding at September 30, 2011	3,609	$212,796
Options written	863	56,181
Options closed	–	–
Options expired	(4,472)	(268,977)
Options exercised	–	–

Options outstanding at March 31, 2012	–	$–

48 | MARCH 31, 2012

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of March 31, 2012.

Janus Alternative Funds | 49

Notes to Financial Statements (unaudited) (continued)

Fair Value of Derivative Instruments as of March 31, 2012

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Market Neutral Fund
Commodity Contracts			Variation margin	$14,220
Currency Contracts	Variation margin	$150
Equity Contracts	Variation margin	38,311
Equity Contracts	Unaffiliated investments at value	197,597	Options written, at value	485,981
Equity Contracts	Outstanding swap contracts at value	676,612	Outstanding swap contracts at value	766,593
Foreign Exchange Contracts			Forward currency contracts	16,066

Total		$912,670		$1,282,860

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the period ended March 31, 2012.

The effect of Derivative Instruments on the Statements of Operations for the six-month period ended March 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Market Neutral Fund
Commodity Contracts	$(40,349)	$(4,871,956)	$736	$–	$(4,911,569)
Currency Contracts	152,114	–	–	–	152,114
Equity Contracts	(338,145)	–	–	–	(338,145)
Foreign Exchange Contracts	–	–	–	549,304	549,304

Total	$(226,380)	$(4,871,956)	$736	$549,304	$(4,548,296)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Market Neutral Fund
Commodity Contracts	$71,396	$–	$–	$–	$71,396
Currency Contracts	(7,887)	–	–	–	(7,887)
Equity Contracts	(234,422)	(866,676)	15,618	(537,852)	(1,623,332)

Total	$(170,913)	$(866,676)	$15,618	$(537,852)	$(1,559,823)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Real Estate Fund
Equity Contracts	$–	$–	$224,457	$–	$224,457

Total	$–	$–	$224,457	$–	$224,457

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Real Estate Fund
Equity Contracts	$–	$–	$(88,460)	$–	$(88,460)

Total	$–	$–	$(88,460)	$–	$(88,460)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in

50 | MARCH 31, 2012

portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Act which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Borrowing
Janus Global Market Neutral Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Global Market Neutral Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage. The Fund was not leveraged as of March 31, 2012.

Janus Alternative Funds | 51

Notes to Financial Statements (unaudited) (continued)

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Funds, particularly Janus Global Market Neutral Fund, may invest in or short exchange-traded funds (“ETFs”) which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

ETFs in which Janus Global Market Neutral Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, Janus Global Market Neutral Fund will be subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF. Because Janus Global Market Neutral Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodities risk. For example, Janus Global Market Neutral Fund may invest in emerging markets ETFs, and in turn, Janus Global Market Neutral Fund will be subject to foreign exposure risks similar to Janus Global Market Neutral Fund’s direct investment in emerging markets securities. Additionally, if the Fund invests in ETFs that are financially leveraged, such investments may be expected to exhibit more volatility in market price and NAV than an investment in shares of ETFs without a leveraged capital structure, which may ultimately negatively affect Janus Global Market Neutral Fund’s returns. Further, investing in ETFs that invest in the commodities market may subject Janus Global Market Neutral Fund to greater volatility than investments in traditional securities such as stocks or bonds. Commodities ETFs may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Similarly, short sales of ETF shares are speculative transactions and are subject to short sale risk. In addition, if Janus Global Market Neutral Fund sells short shares in ETFs that are financially leveraged, such short sales may exhibit enhanced volatility in market price as compared to short sales of shares of similar ETFs without a leveraged capital structure, which may negatively affect Janus Global Market Neutral Fund’s returns.

52 | MARCH 31, 2012

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Real Estate Investing
The Funds, particularly Janus Global Real Estate Fund, may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

Janus Alternative Funds | 53

Notes to Financial Statements (unaudited) (continued)

The Funds did not have any securities on loan during the period ended March 31, 2012.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of Janus Global Real Estate Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). Janus Global Real Estate Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Janus Global Market Neutral Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual Investment
	Average Daily Net	Advisory Fee/Base
Fund	Assets of the Fund	Fee (%) (annual rate)

Janus Global Market Neutral Fund	All Asset Levels	1.25
Janus Global Real Estate Fund	N/A	0.75

For Janus Global Real Estate Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Global Real Estate Fund	FTSE EPRA/NAREIT Global Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee

54 | MARCH 31, 2012

structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began December 2008 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. For Janus Global Real Estate Fund, the Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the cumulative investment record of the FTSE EPRA/NAREIT Developed Index (for periods prior to July 1, 2010) and the FTSE EPRA/NAREIT Global Index (for periods commencing July 1, 2010). The aggregate of the Fund’s performance versus these two benchmark indices, respectively, is used for purposes of calculating the Performance Adjustment. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the period ended March 31, 2012, the Fund recorded a Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Janus Global Real Estate Fund	$15,393

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Janus Alternative Funds | 55

Notes to Financial Statements (unaudited) (continued)

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of a Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Funds until at least February 1, 2013 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit (%)

Janus Global Market Neutral Fund	1.75
Janus Global Real Estate Fund	1.25

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of March 31, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in

56 | MARCH 31, 2012

accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended March 31, 2012.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $531,031 was paid by the Trust during the period ended March 31, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Market Neutral Fund	$2,663
Janus Global Real Estate Fund	916

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2012, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Global Market Neutral Fund	$9,933

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended March 31, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Market Neutral Fund	$1,468
Janus Global Real Estate Fund	2,563

During the period, a 2.00% redemption fee was imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee was paid to the Funds rather than Janus Capital, and was designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee was accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Funds for the period ended March 31, 2012 are indicated in the table below:

Fund	Redemption Fee

Janus Global Market Neutral Fund	$537
Janus Global Real Estate Fund	1,672

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended March 31, 2012, the following Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Janus Alternative Funds | 57

Notes to Financial Statements (unaudited) (continued)

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 3/31/12

Janus Cash Liquidity Fund LLC
Janus Global Real Estate Fund	$11,955,110	$(14,201,110)	$1,403	$–

The seed capital investment by Janus Capital or an affiliate as of March 31, 2012 is indicated in the following table.

Seed Capital
Fund	at 3/31/12

Janus Global Real Estate Fund - Class S Shares	$203,739

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals, partnerships and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Global Market Neutral Fund	$29,198,845	$2,415,970	$(71,588)	$2,344,382
Janus Global Real Estate Fund	60,544,378	7,457,557	(3,573,768)	3,883,789

Information on the tax components of securities sold short as of March 31, 2012 is as follows:

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	(Appreciation)	Depreciation	(Appreciation)

Janus Global Market Neutral Fund	$(11,973,639)	$(285,816)	$223,622	$(62,194)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended September 30, 2011

			Accumulated
Fund	September 30, 2016	September 30, 2017	Capital Losses

Janus Global Market Neutral Fund	$(43,011,824)	$(196,768,592)	$(239,780,416)
Janus Global Real Estate Fund	–	(450,465)	(450,465)

58 | MARCH 31, 2012

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended March 31, 2012 (unaudited),
each fiscal year ended September 30, the two-month
fiscal period ended September 30, 2009 and each fiscal year
or period ended July 31

	Janus	Janus
	Global Market	Global Real
	Neutral Fund	Estate Fund

Class A Shares
2012	4.04%	1.74%
2011	3.96%	1.48%
2010	4.47%	2.04%
2009(1)	5.61%	3.14%
2009(2)	4.00%	6.21%
2008	3.38%(3)	6.64%(4)
2007	3.46%	N/A

Class C Shares
2012	4.57%	2.54%
2011	4.62%	2.18%
2010	4.37%	2.78%
2009(1)	6.36%	3.48%
2009(2)	4.85%	6.85%
2008	4.18%(3)	7.37%(4)
2007	4.60%	N/A

Class D Shares
2012	N/A	1.38%
2011	N/A	1.34%
2010	N/A	1.83%(5)

Class I Shares
2012	3.80%	1.28%
2011	3.77%	1.20%
2010	3.70%	1.74%
2009(1)	5.31%	2.56%
2009(2)	3.75%	5.68%
2008	3.12%(3)	6.21%(4)
2007	3.26%	N/A

Class R Shares
2012	4.19%	N/A
2011	4.23%	N/A
2010	4.28%	N/A
2009(1)	5.93%	N/A
2009(2)	4.72%(3)	N/A
2008	4.89%(3)	N/A
2007	7.95%	N/A

Class S Shares
2012	2.86%	1.61%
2011	4.09%	1.62%
2010	4.03%	2.19%
2009(1)	5.68%	2.96%
2009(2)	4.18%	6.34%
2008	3.66%(3)	6.81%(4)
2007	4.42%	N/A

Janus Alternative Funds | 59

Notes to Financial Statements (unaudited) (continued)

	Janus	Janus
	Global Market	Global Real
	Neutral Fund	Estate Fund

Class T Shares
2012	3.57%	1.41%
2011	4.37%	1.34%
2010	3.61%	2.22%
2009(1)	5.35%	2.54%
2009(6)	2.71%	6.78%

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Without the recoupment of expenses, the ratio would have been 4.72% for Class R Shares in the fiscal year ended July 31, 2009 and 3.38% for Class A Shares, 4.16% for Class C Shares, 3.12% for Class I Shares, 4.11% for Class R Shares and 3.61% for Class S Shares in 2008.
(4)	Period from November 28, 2007 (inception date) through July 31, 2008.
(5)	Period from February 16, 2010 (inception date) through September 30, 2010.
(6)	Period from July 6, 2009 (inception date) through July 31, 2009.

60 | MARCH 31, 2012

7.	Capital Share Transactions

For the six-month period ended March 31, 2012 (unaudited) and the fiscal year ended	Janus Global Market		Janus Global Real
September 30, 2011	Neutral Fund		Estate Fund
(all numbers in thousands)	2012	2011	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	83	555	243	1,032
Reinvested dividends and distributions	110	–	13	17
Shares repurchased	(558)	(1,423)	(325)	(859)
Net Increase/(Decrease) in Fund Shares	(365)	(868)	(69)	190
Shares Outstanding, Beginning of Period	1,340	2,208	872	682
Shares Outstanding, End of Period	975	1,340	803	872
Transactions in Fund Shares – Class C Shares:
Shares sold	93	280	45	421
Reinvested dividends and distributions	111	–	4	3
Shares repurchased	(749)	(2,028)	(142)	(95)
Net Increase/(Decrease) in Fund Shares	(545)	(1,748)	(93)	329
Shares Outstanding, Beginning of Period	2,052	3,800	467	138
Shares Outstanding, End of Period	1,507	2,052	374	467
Transactions in Fund Shares – Class D Shares:
Shares sold	N/A	N/A	364	1,667
Reinvested dividends and distributions	N/A	N/A	40	36
Shares repurchased	N/A	N/A	(336)	(977)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	68	726
Shares Outstanding, Beginning of Period	N/A	N/A	1,971	1,245
Shares Outstanding, End of Period	N/A	N/A	2,039	1,971
Transactions in Fund Shares – Class I Shares:
Shares sold	509	953	725	1,638
Reinvested dividends and distributions	87	–	65	60
Shares repurchased	(471)	(3,171)	(670)	(981)
Net Increase/(Decrease) in Fund Shares	125	(2,218)	120	717
Shares Outstanding, Beginning of Period	1,112	3,330	3,255	2,538
Shares Outstanding, End of Period	1,237	1,112	3,375	3,255
Transactions in Fund Shares – Class R Shares:
Shares sold	9	15	N/A	N/A
Reinvested dividends and distributions	2	–	N/A	N/A
Shares repurchased	(3)	(19)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	8	(4)	N/A	N/A
Shares Outstanding, Beginning of Period	21	25	N/A	N/A
Shares Outstanding, End of Period	29	21	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	1	23	33	39
Reinvested dividends and distributions	7	–	1	1
Shares repurchased	(49)	(109)	(9)	(55)
Net Increase/(Decrease) in Fund Shares	(41)	(86)	25	(15)
Shares Outstanding, Beginning of Period	71	157	45	60
Shares Outstanding, End of Period	30	71	70	45
Transactions in Fund Shares – Class T Shares:
Shares sold	2	74	100	925
Reinvested dividends and distributions	3	–	7	10
Shares repurchased	(24)	(185)	(115)	(826)
Net Increase/(Decrease) in Fund Shares	(19)	(111)	(8)	109
Shares Outstanding, Beginning of Period	24	135	416	307
Shares Outstanding, End of Period	5	24	408	416

Janus Alternative Funds | 61

Notes to Financial Statements (unaudited) (continued)

8.	Purchases and Sales of Investment Securities

For the period ended March 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Market Neutral Fund	$56,719,105	$73,290,964	$–	$–
Janus Global Real Estate Fund	13,067,748	10,834,053	–	–

9.	Subsequent Events

Effective April 2, 2012, the 2.00% redemption fee charged by the Funds upon the sale or exchange of Class D Shares, Class I Shares, Class R Shares, Class S Shares, or Class T Shares within 90 days of purchase or exchange was eliminated and is no longer charged by the Funds.

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

62 | MARCH 31, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

Janus Alternative Funds | 63

Additional Information (unaudited) (continued)

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of various Funds was good to very good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees

64 | MARCH 31, 2012

payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Alternative Funds | 65

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended September 30, 2011. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

66 | MARCH 31, 2012

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

Janus Alternative Funds | 67

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

68 | MARCH 31, 2012

Notes

Janus Alternative Funds | 69

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (05/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0412-014	125-24-01400 05-12

SEMIANNUAL REPORT

March 31, 2012

Janus Global &
International Funds

Janus Asia Equity Fund
Janus Emerging Markets Fund
Janus Global Life Sciences Fund
Janus Global Research Fund
Janus Global Select Fund
Janus Global Technology Fund
Janus International Equity Fund
Janus Overseas Fund
Janus Worldwide Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global & International Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

A FASTER TRACK

Timing can be an important element in investing, but it’s unusual to be proved correct faster than you had expected. During the period we saw many of our 2012 theses come to fruition more quickly than we had anticipated. The world became more risk-tolerant, fueling a rally in equity and credit markets that was especially strong in the first quarter of 2012. In general, the period was positive for active managers with a focus on individual security selection.

Among the positives was that the European debt crisis, while not resolved, showed some progress toward resolution. The U.S. economic recovery continued, albeit at a slow pace, and China’s economy showed signs of heading toward a soft landing. As some of the macroeconomic noise subsided, investors were able to sustain a focus on corporate fundamentals and individual security selection for the first time in more than a year.

Economic headwinds remain, of course. Although the U.S. economy is not growing at its potential, we continue to expect gross domestic product to expand by 2% to 2.5% this year. Europe has greater challenges. Although the massive liquidity pushed into the system by the European Central Bank during the period reduced a significant amount of downside risk, the reality is sinking in that European growth is going to be slower for longer than many had expected. The need for additional stimulus and restructuring in some of the peripheral countries, such as Spain, is becoming increasingly apparent. Another question is whether China’s economy will avoid a hard landing. China is the biggest growth driver in Asia, and the global economy is very dependent on Asian growth right now.

Meanwhile, despite the improving economy, U.S. political dysfunction continues and likely will accelerate over the next few months as we head into the election season. The U.S. government likely will reach the debt ceiling again by the end of 2012, around the same time that the Bush tax cuts, extended unemployment benefits and the payroll tax holiday are scheduled to expire. A replay of the dysfunction we experienced last year in Washington will be coming back to a theater near you.

EQUITIES: BACK TO FUNDAMENTALS

One of the positives seen during the period was a reduction in the extraordinarily high equity correlations that we saw for much of 2011. That is positive for individual security selection and for our relatively concentrated, high-conviction portfolios. Increased investor risk tolerance and a renewed focus on fundamentals likely will create a faster track for companies with strong management teams and winning corporate strategies. These businesses are widening the gap between themselves and their less well-positioned rivals.

We do not believe at this point that equities are overvalued. U.S. companies have shown their ability to grow in a weak economic climate, and we are not seeing signs of that growth slowing. For many companies, margins have risen due to aggressive cost cutting and restructuring, along with worker productivity gains. Stronger revenue growth will be critical for companies to maintain or grow margins from here. For businesses that are fundamentally strong, this should not be more challenging today than it was in a tougher economic climate.

FIXED INCOME: RISK ASSETS TAKE FLIGHT

In the early months of this year, we watched credit markets, particularly high yield, accomplish in weeks a level of gains that we had assumed would take months. While still bullish, we viewed this as an opportunity to take profits in bonds that reached target valuations, as well as to reduce our exposure to higher-beta securities that performed well. (Beta is a measure of the volatility of a portfolio in comparison to a benchmark index. A beta less than one means the portfolio is less volatile than the index, while a beta greater than one indicates more volatility than the index.) We have re-examined credit in our portfolios, retaining investment-grade securities that we believe offer the best relative value and high-yield credits with the least downside risk, as we prepare for the next leg of the market.

The world remains significantly out of balance. The deleveraging process continues as individuals,

Janus Global & International Funds | 1

(Continued) (unaudited)

corporations, banks and ultimately governments realize that growth hinges on improving their financial positions. We believe that fundamentals still support corporate credit in the near term. Companies continue to improve liquidity profiles and balance sheets, retaining financial discipline despite an improving economy. The capital markets remain wide open to high-yield issuers, allowing for refinancing and terming out of debt maturities, a positive outcome of the current zero-interest-rate-policy environment. We continue to see what we believe are compelling valuations in sectors including financials and energy, and to believe success in fixed income is driven by individual security selection with a focus on risk-adjusted returns and preservation of capital.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 | MARCH 31, 2012

Useful Information About Your Fund Report (unaudited)

Market Perspectives and Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the CIOs’ and managers’ best judgment at the time this report was compiled, which was March 31, 2012. As the investing environment changes, so could their opinions. These views are unique to each CIO and manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, as applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from October 1, 2011 to March 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive certain Funds’ total annual fund operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least February 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Janus Global & International Funds | 3

(Continued) (unaudited)

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (as applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | MARCH 31, 2012

Janus Asia Equity Fund (unaudited)

Fund Snapshot
Given the dynamic nature of Asian markets, equity prices may not at times fully reflect business fundamentals. As such, fundamental research is the foundation of our Asia investment strategy. We believe that GARP (growth at a reasonable price) is the most suitable style for the fastest growing region in the world. Through fundamental research and analysis, GARP aims to take advantage of market mispricing to achieve excess returns on a sustainable basis and in a risk-controlled manner.
Hiroshi Yoh portfolio manager

Performance

Janus Asia Equity Fund’s Class I Shares returned 22.75% for the six-month period ended March 31, 2012. The Fund’s benchmark, the MSCI All Country Asia ex-Japan Index, returned 17.45%.

Market Overview

Asian equities recorded strong gains following a deep sell-off in the third quarter of 2011. Global equities, in general, rebounded strongly in October on hopes European leaders were nearing answers to its debt problems, but concerns re-emerged in November and December as the potential for a recession in Europe rose and muted the period’s overall returns. Corporate earnings were strong, but the market remained focused on the macro-economic environment. In India, political infighting delayed badly needed infrastructure projects. High interest rates and inflation as well as battles over corruption weighed on the country’s stock market. Meanwhile, China announced the reserve requirement ratio for its banks would be lowered in an effort to boost liquidity after having raised the ratio six times during 2011.

Over the last half of the period, stocks rallied significantly thanks largely to receding risks in Europe and China. The European Central Bank’s liquidity program (Long Term Refinancing Operations or LTRO) provided a significant buffer to the European debt markets, which in turn encouraged investors to invest more in equities. In China, concerns over a hard landing, a reversal in its investment cycle and inflation pressures also eased. Finally, we think investors took advantage of what we considered cheap valuations in Asia. In 2011, Asian companies grew earnings 5% on average (with expectation of 10% growth in 2012) while stock prices fell 17%, resulting in an approximate 25% decline in the region’s prices-to-earnings (P/E) multiple (a valuation ratio of a company’s current share price compared to its per-share earnings). Once economic conditions began normalizing, investors also normalized their decision-making.

Performance Overview

On a country basis, our holdings and overweight in China were easily the largest relative contributors followed by our holdings in Taiwan and Hong Kong. Detractors included our holdings in South Korea and our holdings and underweight in Thailand. Among sectors, our holdings in consumer discretionary and materials were the largest relative contributors followed by our holdings in information technology and industrials. Detractors included our consumer staples holdings, which were mostly offset by our favorable underweight exposure to the sector. Our health care holdings also weighed on relative performance.

Individually, Samsung Electronics’ shares rallied during the period. We consider Samsung, our largest holding, to be the largest and most competitive electronics company in the world. Samsung’s DMC (Digital, Media and Communication) business has been particularly strong due to significant handset shipments and TV sales. We feel its leadership in handsets is likely to continue with innovative product launches (such as the Galaxy Note). We also anticipate profitability improvement in its DRAM memory chip business due to cutbacks by other money-losing DRAM makers.

China National Building Material, the second largest cement producer in China, also rose significantly. The stock benefited from reduced concerns that China would face a hard landing (a recession as a result of government attempts to slow inflation). We significantly trimmed our position but continue to see upside in the company’s shares relative to the historical high returns on equity it has generated. We think the company continues to build its market share by acquiring smaller cement companies to improve energy consumption efficiency. We also appreciate its potential to benefit from China’s ongoing strong fixed asset investment growth.

In addition, Great Wall Motor Co. was a key contributor. The stock rose significantly during the period after the

Janus Global & International Funds | 5

Janus Asia Equity Fund (unaudited)

company reported strong year-over-year sales that outpaced peers. We added to our position in China’s largest SUV maker. Through its exposure to faster growing regions, focus on SUVs and higher product quality, this Chinese automaker should grow faster than the market, in our view. Since Great Wall Motor was valued at a discount to peers, we added to our position.

Among detractors, EVA Precision Industrial declined modestly after we purchased it. This Chinese manufacturer of metal stamping and plastic injection molds suffered from margin contraction in 2011, when its main Japanese customers pressured it for price cuts following the earthquake and tsunami that hit Japan in March of 2011. We think EVA will achieve an earnings recovery in 2012 driven by strong orders and an acquisition.

Leading Indian energy conglomerate Reliance Industries also weighed on performance. Reliance was negatively impacted by a slowdown in government project approvals due to an ongoing crackdown on corruption within the country. Although the company’s refining margins continue to be under pressure, its petrochemical business remains solid. Also, there are signs that the Indian government may approve changes in its natural gas pricing policies.

Finally, India’s Yes Bank suffered from weakness in the Indian market early in the period. The mid-size Indian bank has a quality management team and good growth strategy, in our view. We feel Yes Bank will benefit from interest liberalization in its current accounts and saving accounts (CASA) and implementation of management’s growth strategy.

Derivatives

During the period, we used currency derivatives to hedge existing currency exposures and swaps to access markets in which we were not trading locally either due to our risk policies or an inability to trade locally. We also executed sales and purchases of puts and calls to hedge existing equity exposures and sold puts on non-existing positions to hedge other similar securities. In aggregate, these positions contributed to relative performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook and Positioning

We continue to see more upside potential for Asian equities. The region’s P/E multiple traded at 12x 2012 earnings as of period end, which is lower than its 20-year average of 15.2x (based on MSCI data). We think gains are most likely to occur during the first half of the year, so we continue to overweight cyclical sectors such as consumer discretionary and industrials and look for companies that have lagged in stock performance but continue to demonstrate good growth characteristics. We also have a more modest overweight in the materials sector based on Chinese reforms that could benefit the country’s coal companies. If the markets continue to remain strong in the second quarter, we hope to capture gains and position sectors to a more neutral position relative to our index.

On a country level, we remained overweight in China and Hong Kong, while we were underweight in India and Taiwan. We think China is on pace to achieve a soft economic landing, in terms of both growth and inflation control, after a period of monetary tightening. The Chinese Government lowered its target growth rate from 8% to 7.5%, but that was unsurprising to us. China normally will target a rate below the rate actually achieved. We think the first quarter will be the country’s slowest in terms of growth and are expecting approximately 8.5% growth for 2012, as compared to 9.2% growth in 2011. Our Hong Kong exposure is also largely tied to continued growth in China.

We continue to see a number of fundamental challenges in India led by its importation of oil and raw materials and its expanding budget deficit. High oil prices will likely lead to more deficits for India. The Indian equity market is also highly influenced by foreign investors, which causes it to be more volatile than other Asian markets. Within India, our holdings have cyclical exposure and therefore can be volatile as well. To help offset our holdings’ volatility, we underweighted the country’s exposure. In Taiwan, we were underweight in the country’s chemical and steel industries at period end since we view those as lacking in global competitiveness.

Thank you for your investment in Janus Asia Equity Fund.

6 | MARCH 31, 2012

(unaudited)

Janus Asia Equity Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Samsung Electronics Co., Ltd.	2.05%
China National Building Material Co., Ltd.	0.80%
Great Wall Motor Co., Ltd.	0.75%
China Railway Construction Corp., Ltd.	0.72%
Industrial & Commercial Bank of China	0.62%

5 Bottom Performers – Equity Holdings

Contribution

EVA Precision Industrial Holdings, Ltd.	–0.23%
Reliance Industries, Ltd.	–0.17%
Glenmark Pharmaceuticals, Ltd.	–0.13%
Hyundai Mobis	–0.13%
Yes Bank, Ltd.	–0.11%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country
	Fund Contribution	(Average % of Equity)	Asia ex-Japan Index Weighting

Consumer Discretionary	1.93%	18.41%	9.91%
Materials	1.02%	9.82%	7.98%
Information Technology	0.90%	14.75%	17.63%
Industrials	0.85%	13.18%	9.91%
Telecommunication Services	0.41%	3.27%	6.62%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country
	Fund Contribution	(Average % of Equity)	Asia ex-Japan Index Weighting

Health Care	–0.03%	1.39%	0.87%
Other**	–0.01%	0.20%	0.00%
Consumer Staples	–0.01%	3.22%	5.40%
Energy	0.00%	7.85%	7.96%
Utilities	0.23%	0.99%	3.73%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Global & International Funds | 7

Janus Asia Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Samsung Electronics Co., Ltd. Electronic Components – Semiconductors	3.8%
Mando Corp. Automotive – Truck Parts and Equipment – Original	2.6%
Taiwan Semiconductor Manufacturing Co., Ltd. Semiconductor Components/Integrated Circuits	2.2%
China Construction Bank Corp. Commercial Banks	2.1%
Sitoy Group Holdings, Ltd. Apparel Manufacturers	2.0%

12.7%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 60.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

8 | MARCH 31, 2012

(unaudited)

Performance

			Expense Ratios –
Cumulative Total Return – for the periods ended March 31, 2012			estimated for the fiscal year
	Fiscal	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Inception*	Operating Expenses	Operating Expenses

Janus Asia Equity Fund – Class A Shares
NAV	22.48%	–9.00%	3.90%	1.58%
MOP	15.48%	–14.23%

Janus Asia Equity Fund – Class C Shares
NAV	22.34%	–9.10%	4.67%	2.33%
CDSC	21.12%	–10.01%

Janus Asia Equity Fund – Class D Shares(1)	22.91%	–8.80%	3.91%	1.53%

Janus Asia Equity Fund – Class I Shares	22.75%	–8.80%	3.56%	1.33%

Janus Asia Equity Fund – Class S Shares	22.48%	–9.00%	4.04%	1.83%

Janus Asia Equity Fund – Class T Shares	22.48%	–9.00%	3.79%	1.58%

Morgan Stanley Capital International All Country Asia ex-Japan Index	17.45%	–8.11%

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 9

Janus Asia Equity Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

The Fund’s performance for very short time periods may not be indicative of future performance.

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 29, 2011
(1)	Closed to new investors.

10 | MARCH 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,226.10	$8.46

Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,224.80	$9.57*

Hypothetical (5% return before expenses)	$1,000.00	$1,016.40	$8.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,231.80	$4.07*

Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	$3.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,227.50	$7.46

Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,224.80	$8.51

Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,224.80	$8.45

Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.67

†	Expenses are equal to the annualized expense ratio of 1.52% for Class A Shares, 1.72% for Class C Shares, 0.73% for Class D Shares, 1.34% for Class I Shares, 1.53% for Class S Shares and 1.52% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Pursuant to a contractual agreement, Janus Capital waived certain fees and expenses during the period for Class C Shares and Class D Shares. Without these waivers, the expenses paid during the period would have been $13.07 for Class C Shares and $9.76 for Class D Shares.

Janus Global & International Funds | 11

Janus Asia Equity Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Common Stock – 96.8%
Apparel Manufacturers – 3.4%
100,000	China Lilang, Ltd.	$106,757
330,000	Sitoy Group Holdings, Ltd.	145,339
		252,096
Automotive – Cars and Light Trucks – 3.1%
50,000	Great Wall Motor Co., Ltd.	97,227
660	Hyundai Motor Co.	135,740
		232,967
Automotive – Truck Parts and Equipment – Original – 3.9%
400	Hyundai Mobis	101,156
1,300	Mando Corp.	191,059
		292,215
Building – Heavy Construction – 0.6%
406	Daelim Industrial Co., Ltd.	43,901
Building and Construction – Miscellaneous – 0.9%
770	GS Engineering & Construction Corp.	67,899
Building and Construction Products – Miscellaneous – 1.7%
48,000	China National Building Material Co., Ltd.	60,516
500,000	Yuanda China Holdings, Ltd.	68,896
		129,412
Building Products – Cement and Aggregate – 1.7%
100,000	Asia Cement China Holdings Corp.	50,224
38,000	Indocement Tunggal Prakarsa Tbk PT	76,715
		126,939
Casino Hotels – 2.3%
13,800	Genting Bhd	48,854
60,000	Genting Singapore PLC	81,404
1,740	Kangwon Land, Inc.	38,627
		168,885
Cellular Telecommunications – 2.5%
10,000	China Mobile, Ltd.	110,041
600	SK Telecom Co., Ltd.	73,881
		183,922
Coal – 1.6%
159,000	Adaro Energy Tbk PT	33,578
19,500	China Shenhua Energy Co., Ltd.	82,241
		115,819
Commercial Banks – 10.9%
90,000	Bank Mandiri Persero Tbk PT	67,458
16,500	BOC Hong Kong Holdings, Ltd.	45,578
200,000	China Construction Bank Corp.*	154,534
30,000	CIMB Group Holdings Bhd	75,343
11,000	DBS Group Holdings, Ltd.	124,119
4,522	HDFC Bank, Ltd.	46,148
200,000	Industrial & Commercial Bank of China	129,035
16,000	Siam Commercial Bank PCL	74,449
13,012	Yes Bank, Ltd.	94,205
		810,869
Computer Services – 0.6%
801	Infosys, Ltd.	45,071
Computers – 2.1%
10,000	Asustek Computer, Inc.	94,410
24,000	Quanta Computer, Inc.	62,890
		157,300
Consumer Products – Miscellaneous – 1.4%
57,900	Samsonite International S.A.	105,282
Cosmetics and Toiletries – 1.0%
30,000	L’Occitane International S.A.	71,008
Distribution/Wholesale – 1.3%
30,000	YGM Trading, Ltd.	97,163
Diversified Financial Services – 2.9%
57,885	Chinatrust Financial Holding Co., Ltd.	36,400
31,498	Fubon Financial Holding Co., Ltd.	35,503
2,000	Hana Financial Group, Inc.	75,382
1,799	Shinhan Financial Group Co., Ltd.	69,473
		216,758
Diversified Minerals – 1.4%
2,800	BHP Billiton, Ltd.	100,358
Diversified Operations – 4.1%
280,000	Alliance Global Group, Inc.	82,199
8,000	Hutchison Whampoa, Ltd.	79,945
6,000	Keppel Corp., Ltd.	52,471
39,000	Melco International Development, Ltd.	37,266
16,100	Sime Darby Bhd	51,213
		303,094
Electric – Generation – 0.7%
30,000	China Resources Power Holdings Co., Ltd.	55,555
Electric – Integrated – 1.0%
3,800	Korea Electric Power Corp.*	75,135
Electronic Components – Miscellaneous – 1.3%
24,000	Hon Hai Precision Industry Co., Ltd.	93,156
Electronic Components – Semiconductors – 3.8%
250	Samsung Electronics Co., Ltd.**	281,357
Electronic Measuring Instruments – 0.7%
20,000	Chroma ATE, Inc.*	50,985
Electronic Parts Distributors – 1.0%
48,000	WT Microelectronics Co., Ltd.	71,433
Energy – Alternate Sources – 0.6%
228,000	China Suntien Green Energy Corp., Ltd.	41,987
Entertainment Software – 1.2%
5,000	Nexon Co., Ltd.*	87,130
Food – Miscellaneous/Diversified – 0.5%
67,500	Indofood Sukses Makmur Tbk PT	35,822
Footwear and Related Apparel – 1.3%
40,000	Stella International Holdings, Ltd.	97,047
Independent Power Producer – 0.9%
50,000	Adani Power, Ltd.*	67,236
Internet Content – Entertainment – 1.1%
3,600	Youku.com, Inc. (ADR)*	79,164
Life and Health Insurance – 2.6%
38,800	AIA Group, Ltd.	142,153
600	Samsung Life Insurance Co., Ltd.	52,432
		194,585

See Notes to Schedules of Investments and Financial Statements.

12 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Medical – Drugs – 1.5%
30,000	Aurobindo Pharma, Ltd.	$70,082
6,593	Glenmark Pharmaceuticals, Ltd.	40,045
		110,127
Metal – Copper – 0.5%
3,000,000	CST Mining Group, Ltd.*	39,792
Metal Processors and Fabricators – 1.7%
700,000	EVA Precision Industrial Holdings, Ltd.	129,808
Multi-Line Insurance – 1.1%
10,500	Ping An Insurance Group Co.	79,372
Oil Companies – Exploration and Production – 1.4%
50,000	CNOOC, Ltd.	102,765
Oil Companies – Integrated – 2.0%
60,000	China Petroleum & Chemical Corp.	65,368
7,000	PTT PCL	80,350
		145,718
Oil Refining and Marketing – 0.8%
4,200	Reliance Industries, Ltd.	61,887
Property and Casualty Insurance – 1.0%
392	Samsung Fire & Marine Insurance Co., Ltd.	74,047
Public Thoroughfares – 0.8%
150,000	Shenzhen Expressway Co., Ltd.	61,813
Real Estate Management/Services – 0.6%
53,400	AIMS AMP Capital Industrial REIT	47,804
Real Estate Operating/Development – 6.0%
5,000	Cheng Kong Holdings, Ltd.	64,582
46,000	China Overseas Land & Investment, Ltd.	87,435
900,000	CSI Properties, Ltd.	34,191
10,000	Fraser and Neave, Ltd.	53,314
247,500	Shun Tak Holdings, Ltd.	100,080
5,000	Sun Hung Kai Properties, Ltd.	62,135
17,967	Swire Properties, Ltd.	44,656
		446,393
REIT – Hotels – 0.6%
50,000	Ascott Residence Trust	42,373
Retail – Automobile – 1.3%
80,000	Baoxin Auto Group, Ltd.	95,708
Retail – Convenience Stores – 0.6%
8,000	President Chain Store Corp.	44,476
Retail – Drug Store – 0.8%
35,000	Shanghai Pharmaceuticals Holding Co., Ltd.*	56,070
Retail – Major Department Stores – 0.8%
400	Hyundai Department Store Co., Ltd.	61,435
Retail – Regional Department Stores – 0.8%
46,320	Far Eastern Department Stores Co., Ltd.	59,276
Semiconductor Components/Integrated Circuits – 3.0%
58,000	Advanced Semiconductor Engineering, Inc.	58,395
58,000	Taiwan Semiconductor Manufacturing Co., Ltd.*	166,928
		225,323
Steel – Producers – 2.2%
2,690	JSW Steel, Ltd.	38,098
380	POSCO	127,460
		165,558
Telecommunication Equipment – 0.5%
80,000	TCL Communication Technology Holdings, Ltd.	35,749
Telecommunication Services – 2.0%
180,000	China Telecom Corp., Ltd.	99,674
155,500	Tower Bersama Infrastructure Tbk PT	50,194
		149,868
Tobacco – 1.2%
1,202	KT&G Corp.	85,304
Transportation – Marine – 0.6%
32,000	First Steamship Co., Ltd.	47,568
Petrochemicals – 0.9%
200	LG Chem, Ltd.	65,319

Total Common Stock (cost $7,033,670)		7,185,103

Money Market – 4.1%
305,161	Janus Cash Liquidity Fund LLC, 0% (cost $305,161)	305,161

Total Investments (total cost $7,338,831) – 100.9%		7,490,264

Liabilities, net of Cash, Receivables and Other Assets**– (0.9)%		(65,351)

Net Assets – 100%		$7,424,913

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$100,358	1.3%
Bermuda	34,191	0.4%
Cayman Islands	848,484	11.3%
China	927,837	12.4%
Hong Kong	1,100,362	14.7%
India	462,772	6.2%
Indonesia	263,767	3.5%
Japan	87,130	1.2%
Luxembourg	105,282	1.4%
Malaysia	175,410	2.3%
Philippines	82,199	1.1%
Singapore	401,485	5.4%
South Korea	1,619,607	21.6%
Taiwan	821,420	11.0%
Thailand	154,799	2.1%
United States††	305,161	4.1%

Total	$7,490,264	100.0%

††	Includes all Cash Equivalents.

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 13

Janus Asia Equity Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Total Return Swaps outstanding at March 31, 2012

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Credit Suisse Securities (Europe), Ltd.	$58,751	1 month USD LIBOR plus 75 basis points	Inner Mongolia Yitai Coal Co.	9/4/12	$885
UBS A.G.	22,432	1 month USD LIBOR plus 50 basis points	Inner Mongolia Yitai Coal Co.	11/15/12	(1,068)

Total					$(183)

See Notes to Schedules of Investments and Financial Statements.

14 | MARCH 31, 2012

Janus Emerging Markets Fund (unaudited)

Fund Snapshot
We believe company fundamentals and managements’ ability to create value drive share prices over the long-term in emerging markets. We seek to take advantage of opportunities created when investors primarily focus on near-term sentiment and macroeconomic risk factors while ignoring fundamental company research. We buy companies trading well below our conservative estimate of their long-term value and favor quality companies with what we believe are sustainable competitive advantages and high or improving returns on capital.
Wahid Chammas co-portfolio manager	Matt Hochstetler co-portfolio manager

Performance

Janus Emerging Markets Fund’s Class I Shares returned 20.07% for the six-month period ended March 31, 2012. The Fund’s benchmark, the MSCI Emerging Markets Index, returned 19.12%.

Market Overview

Emerging markets generated strong performance during the period thanks to a reduction in global fears and consequently a rise in risk appetites among investors. The approval of another bailout of Greece and the successful conclusion of a Greek debt restructuring along with general lessening of worries over European sovereign debt helped sentiment. We’ve also seen inflation in many countries, such as Brazil and China, begin to decline along with slower GDP growth. The slower economic growth is healthy in that it has allowed inflation to come within a more moderate range. Finally, we think the strong performance by emerging markets reflects there were great businesses mispriced relative to their long-term return and growth profiles.

Performance Overview

Among sectors, our holdings in energy were the largest relative contributors followed by our holdings in consumer staples and telecommunication services. Detractors included our holdings in industrials, financials and materials.

Within energy and for the Fund overall, Karoon Gas Australia and Cobalt International Energy were among the largest individual contributors. Higher crude oil prices helped the entire sector, but these companies also had positive developments. Australia-based Karoon Gas benefited from raised investor expectations for its Brazilian offshore development sites, and Cobalt, a U.S. company, reported a significant discovery in one of its West African offshore wells.

One of the Fund’s largest holdings, Samsung Electronics, also generated strong gains during the period. Samsung has dramatically grown market share in smart phones and continues to turn out some of the best products in the world. Additionally, its memory chip business (the largest in the world) should benefit from increased spending in consumer electronics and enterprise hardware.

Among detractors, India’s Adani Enterprises declined due to relative weakness in the Indian equity market and lack of progress in government approvals for some of its projects. Our overweight and holdings in India were the largest relative detractors on a country basis. We continue to like the Adani’s long-term prospects. Using an integrated approach involving coal mining, coal logistics and power generation to power transmission, Adani is uniquely positioned, in our view, to better mine domestic coal and transport it from the Eastern India coal belt to the Western India power plants via its rail and port facilities.

Jain Irrigation Systems, another Indian company, also weighed on performance. Jain has a market-leading position in India’s micro-irrigation systems, which are subsidized by the government. We feel these irrigation systems are the fastest way to improve yields and represent a large market opportunity, given the unpredictability of India’s monsoon season and that many farms don’t have simple water catchment systems. The company has been delayed in rolling out its financing business, which we think will reduce the company’s working capital costs.

First Solar, a maker of solar modules and provider of solar power systems, declined as part of general weakness in its industry. We continue to like the company’s outlook and added to our position. The designer and manufacturer of solar modules using a thin film semiconductor technology is the low-cost manufacturer in its industry, in our view. We think the company is continuing to lower the cost of kilowatt per hour, and it is diversifying its end markets.

Janus Global & International Funds | 15

Janus Emerging Markets Fund (unaudited)

Derivatives

During the period, we used currency derivatives to hedge existing currency exposures and swaps to access markets in which we were not trading locally either due to our risk policies or an inability to trade locally. We also executed sales and purchases of puts and calls to hedge existing equity exposures and sold puts on non-existing positions to hedge other similar securities. In aggregate, these positions contributed to relative performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

While slower growth in China has concerned some investors, we take a multi-year view that still points to considerable growth ahead. China’s steel consumption, relative to Japan’s peak level during its development, can still grow 40% to 50% by our estimation. Currently, approximately 52% of its population lives in cities; we think that will increase to 70% to 80% a few years. In terms of square footage housing construction per year per person, China is still far less than the U.S. at its peak.

We also see attractive opportunities in frontier markets such as United Arab Emirates with its growing banking industry, offshore West Africa’s promising oil fields and Mongolia’s potential world-class copper mine.

In India, the pace of governmental reforms has been slower than we had anticipated. The government has started to show signs of movement in terms of plans to raise the price of natural gas and allowing the importation of coal to avoid rolling electrical blackouts. The opportunities in India are significant, but we need to see implementation of structural reforms to become more optimistic.

In general, we think emerging markets will continue to be the growth driver for global markets. They have very large populations that will continue to urbanize and grow their middle classes. As per capita incomes in these countries rise, consumer spending will grow as well. They will also benefit from their incredibly rich resource bases. We remain very optimistic about these markets and are finding companies that can thrive in a high-growth environment and do well in a low-growth environment.

Thank you for your investment in Janus Emerging Markets Fund.

16 | MARCH 31, 2012

(unaudited)

Janus Emerging Markets Fund At A Glance

5 Top Performers – Holdings

Contribution

Karoon Gas Australia, Ltd.	1.61%
Samsung Electronics Co., Ltd.	1.25%
Cobalt International Energy, Inc.	1.03%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1.00%
Sberbank of Russia (ADR)	0.92%

5 Bottom Performers – Holdings

Contribution

Adani Enterprises, Ltd.	–0.56%
First Solar, Inc.	–0.39%
Jain Irrigation Systems, Ltd.	–0.35%
Aluminum Bahrain BSC (ADR)	–0.29%
Urbi Desarrollos Urbanos S.A.B. de C.V.	–0.20%

5 Top Performers – Sectors*

			Morgan Stanley Capital International
		Fund Weighting	Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Energy	3.71%	16.40%	14.33%
Consumer Staples	0.81%	4.03%	7.70%
Telecommunication Services	0.48%	5.39%	8.17%
Consumer Discretionary	0.09%	11.44%	8.01%
Utilities	–0.10%	0.27%	3.61%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital International
		Fund Weighting	Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	–1.44%	5.00%	6.59%
Other**	–0.85%	11.06%	0.00%
Materials	–0.79%	11.81%	13.61%
Financials	–0.69%	24.23%	23.93%
Health Care	–0.31%	1.64%	1.02%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Global & International Funds | 17

Janus Emerging Markets Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

BOCI-Prudential – W.I.S.E. – CSI China Tracker Fund (ETF) Emerging Market – Equity	4.2%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) Semiconductor Components/Integrated Circuits	2.9%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	2.9%
Samsung Electronics Co., Ltd. Electronic Components – Semiconductors	2.2%
Karoon Gas Australia, Ltd. Oil and Gas Drilling	2.1%

14.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 51.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

18 | MARCH 31, 2012

(unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012				per the January 27, 2012 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Emerging Markets Fund – Class A Shares
NAV	20.07%	–11.91%	–8.89%	4.22%	1.62%
MOP	13.20%	–17.00%	–13.09%

Janus Emerging Markets Fund – Class C Shares
NAV	19.72%	–12.40%	–9.30%	5.15%	2.37%
CDSC	18.53%	–13.27%	–9.30%

Janus Emerging Markets Fund – Class D Shares(1)	20.05%	–11.81%	–8.81%	4.44%	1.63%

Janus Emerging Markets Fund – Class I Shares	20.07%	–11.91%	–8.89%	3.93%	1.37%

Janus Emerging Markets Fund – Class S Shares	20.07%	–11.91%	–8.89%	4.67%	1.87%

Janus Emerging Markets Fund – Class T Shares	20.21%	–11.81%	–8.81%	4.14%	1.62%

Morgan Stanley Capital International Emerging Markets IndexSM	19.12%	–8.81%	–3.87%

Lipper Quartile – Class I Shares	–	3rd	4th

Lipper Ranking – based on total return for Emerging Markets Funds	–	296/450	311/412

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Global & International Funds | 19

Janus Emerging Markets Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Janus Emerging Markets Fund held approximately 12.2% of its total investments in Brazilian securities as of March 31, 2012 and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

20 | MARCH 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,199.40	$7.86*

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,195.80	$11.31*

Hypothetical (5% return before expenses)	$1,000.00	$1,014.70	$10.38

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,200.50	$7.43*

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,200.70	$6.88

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,199.40	$7.92*

Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,200.70	$7.10*

Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.51

†	Expenses are equal to the annualized expense ratio of 1.43% for Class A Shares, 2.06% for Class C Shares, 1.35% for Class D Shares, 1.25% for Class I Shares, 1.44% for Class S Shares and 1.29% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Pursuant to a contractual agreement, Janus Capital waived certain fees and expenses during the six-month period for Class A Shares, Class C Shares, Class D Shares, Class S Shares and Class T Shares. Without these waivers, the expenses paid during the period would have been $9.29 for Class A Shares, $13.67 for Class C Shares, $8.91 for Class D Shares, $10.28 for Class S Shares and $9.08 for Class T Shares.

Janus Global & International Funds | 21

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Contract Amounts		Value

Common Stock – 85.6%
Apparel Manufacturers – 1.4%
119,000	China Lilang, Ltd.	$127,041
503,000	Sitoy Group Holdings, Ltd.	221,531
		348,572
Automotive – Cars and Light Trucks – 0.9%
4,915	Ford Otomotiv Sanayi A.S.	46,339
22,000	Isuzu Motors, Ltd.**	128,943
12,136	Tofas Turk Otomobil Fabrikasi A.S.	51,897
		227,179
Automotive – Truck Parts and Equipment – Original – 1.6%
1,574	Hyundai Mobis	398,050
Brewery – 1.0%
28,400	East African Breweries, Ltd.	69,285
698,000	Thai Beverage PCL	180,512
		249,797
Building – Residential and Commercial – 0.7%
25,500	MRV Engenharia e Participacoes S.A.	180,975
Building and Construction Products – Miscellaneous – 0.8%
159,500	Urbi Desarrollos Urbanos S.A.B. de C.V.*	191,008
Casino Hotels – 1.3%
53,400	Genting Bhd	189,045
5,790	Kangwon Land, Inc.	128,536
		317,581
Cellular Telecommunications – 3.4%
15,374	America Movil S.A.B. de C.V. (ADR)	381,737
39,000	China Mobile, Ltd.	429,159
4,379	Turkcell Iletisim Hizmetleri A.S.	22,412
		833,308
Coal – 1.7%
180,000	China Coal Energy Co., Ltd.	201,898
21,500	China Shenhua Energy Co., Ltd.	90,676
64,000	Sakari Resources, Ltd.	118,660
		411,234
Commercial Banks – 11.7%
30,460	Banco Bilbao Vizcaya Argentaria S.A. (ADR)**	243,376
3,200	Banco do Brasil S.A.	45,509
34,149	Banco do Brasil S.A. (ADR)	488,672
759,000	Bank of China, Ltd.	305,934
9,636	Commercial Bank of Qatar QSC	203,281
5,074	Erste Group Bank A.G.	116,987
76,549	First Gulf Bank PJSC	202,868
5,248	ICICI Bank, Ltd. (ADR)	182,998
9,628	Itau Unibanco Holding S.A. (ADR)	184,761
19,147	Sberbank of Russia (ADR)	256,378
32,086	Sberbank of Russia (ADR)	411,984
4,998	State Bank of India	205,684
		2,848,432
Commercial Services – 0.4%
8,800	Anhanguera Educacional Participacoes S.A.	106,100
Computers – 0.5%
12,000	Asustek Computer, Inc.	113,292
Consumer Products – Miscellaneous – 0.9%
119,100	Samsonite International S.A.	216,565
Cosmetics and Toiletries – 0.3%
36,000	L’Occitane International S.A.	85,210
Distribution/Wholesale – 0.7%
28,232	Adani Enterprises, Ltd.	168,954
Diversified Financial Services – 0.9%
5,992	Shinhan Financial Group Co., Ltd.	231,397
Diversified Minerals – 0.6%
979	Anglo American PLC	36,433
18,900	Verde Potash PLC*	114,856
		151,289
Diversified Operations – 1.9%
107,400	Aitken Spence & Co. PLC	94,489
278,000	Melco International Development, Ltd.	265,638
5,974	Orascom Development Holding A.G.	115,852
		475,979
E-Commerce/Services – 0.5%
5,279	Ctrip.com International, Ltd. (ADR)*	114,238
Educational Software – 0.2%
13,508	Educomp Solutions, Ltd.	51,192
Electric – Generation – 0%
249,372	Indiabulls Infrastructure and Power, Ltd.ß,°°	10,427
Electronic Components – Semiconductors – 2.5%
2,639	First Solar, Inc.*	66,107
491	Samsung Electronics Co., Ltd.	552,586
		618,693
Electronic Measuring Instruments – 0.8%
77,000	Chroma ATE, Inc.*	196,291
Electronic Parts Distributors – 1.5%
206,864	WPG Holdings, Ltd.	281,906
60,000	WT Microelectronics Co., Ltd.	89,291
		371,197
Entertainment Software – 0.6%
7,900	Nexon Co., Ltd.*,**	137,665
Food – Retail – 0.7%
7,440	X5 Retail Group N.V. (GDR)	170,674
Food – Wholesale/Distribution – 0.6%
81,409	Olam International, Ltd.	152,881
Hotels and Motels – 1.1%
120,000	Shangri-La Asia, Ltd.	262,398
Industrial Automation and Robotics – 0.9%
1,200	FANUC Corp.**	212,882
Insurance Brokers – 1.0%
38,136	CNinsure, Inc. (ADR)	238,350
Internet Content – Entertainment – 0.3%
3,831	Youku.com, Inc. (ADR)*	84,244
Life and Health Insurance – 0.5%
19,883	Discovery Holdings, Ltd.	130,728
Medical – Drugs – 0.9%
89,411	Aurobindo Pharma, Ltd.	208,871
Medical – Generic Drugs – 1.1%
14,708	Pharmstandard OJSC (GDR)	260,920
Metal – Diversified – 1.3%
19,816	Ivanhoe Mines, Ltd.*	311,786

See Notes to Schedules of Investments and Financial Statements.

22 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Contract Amounts		Value

Metal – Iron – 6.3%
30,887	Fortescue Metals Group, Ltd.**	$185,843
276,423	Gindalbie Metals, Ltd.*,**	177,484
2,658	Kumba Iron Ore, Ltd.	182,514
52,674	London Mining PLC*	239,879
579,813	Sundance Resources, Ltd.*,**	270,206
21,167	Vale S.A. (ADR)**	493,826
		1,549,752
Oil and Gas Drilling – 2.1%
75,477	Karoon Gas Australia, Ltd.*,**	508,850
Oil Companies – Exploration and Production – 7.0%
66,200	CGX Energy, Inc.*	93,604
142,315	Chariot Oil & Gas, Ltd.*	450,659
1,433	CNOOC, Ltd. (ADR)	292,748
4,266	Cobalt International Energy, Inc.*	128,108
228	HRT Participacoes em Petroleo S.A.*	79,002
13,948	Kosmos Energy, Ltd.*	184,672
4,667	Niko Resources, Ltd.	164,225
19,053	OGX Petroleo e Gas Participacoes S.A. (ADR)*	160,617
18,305	Ophir Energy PLC*	148,572
		1,702,207
Oil Companies – Integrated – 5.7%
1,326	Ecopetrol S.A. (ADR)	81,005
21,593	Gulf International Services OSC	156,291
15,482	Pacific Rubiales Energy Corp.	452,412
26,174	Petroleo Brasileiro S.A. (ADR)**	695,182
		1,384,890
Paper and Related Products – 1.0%
107,099	Kimberly-Clark de Mexico S.A.B. de C.V. – Class A	237,842
Property and Casualty Insurance – 1.1%
1,444	Samsung Fire & Marine Insurance Co., Ltd.	272,765
Real Estate Operating/Development – 5.1%
209,365	Emaar Properties PJSC*	172,826
39,000	Hang Lung Properties, Ltd.	142,886
213,021	Indiabulls Real Estate, Ltd.	267,008
21,400	PDG Realty S.A. Empreendimentos e Participacoes	74,003
25,271	PDG Realty S.A. Empreendimentos e Participacoes (ADR)	179,171
644,000	Shun Tak Holdings, Ltd.	260,410
443,605	Sorouh Real Estate Co.	142,671
		1,238,975
REIT – Diversified – 1.1%
133,200	Fibra Uno Administracion S.A. de C.V.	262,279
Retail – Apparel and Shoe – 0.7%
155,000	Anta Sports Products, Ltd.	161,681
Retail – Automobile – 0.9%
181,000	Baoxin Auto Group, Ltd.	216,539
Retail – Major Department Stores – 1.1%
1,734	Hyundai Department Store Co., Ltd.	266,322
Rubber/Plastic Products – 1.0%
76,247	Jain Irrigation Systems, Ltd.	147,360
94,697	Jain Irrigation Systems, Ltd. (EDR)	92,045
		239,405
Semiconductor Components/Integrated Circuits – 3.3%
97,000	Advanced Semiconductor Engineering, Inc.	97,661
46,161	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)**	705,340
		803,001
Shipbuilding – 0.6%
100,108	Pipavav Defence & Offshore Engineering Co., Ltd.*	157,217
Steel – Producers – 0.6%
38,321	Mechel (ADR)	136,806
Telecommunication Services – 2.8%
1,862	China Telecom Corp., Ltd. (ADR)	102,224
947,000	Tower Bersama Infrastructure Tbk PT	305,684
25,270	VimpelCom, Ltd. (ADR)	282,013
		689,921

Total Common Stock (cost $21,332,675)		20,916,811

Exchange-Traded Fund – 4.2%
Emerging Market – Equity – 4.2%
272,605	BOCI-Prudential – W.I.S.E. – CSI China Tracker Fund (ETF)** (cost $1,184,585)	1,023,326

Purchased Option – Call – 0.4%
35,890	Karoon Gas Australia, Ltd. expires October 2012 exercise price 4.10 AUD (premiums paid $34,179)	98,237

Total Investments (total cost $22,551,439) – 90.2%		22,038,374

Cash, Receivables and Other Assets, net of Liabilities**– 9.8%		2,396,600

Net Assets – 100%		$24,434,974

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 23

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$1,240,620	5.6%
Austria	116,987	0.5%
Bermuda	729,083	3.3%
Brazil	2,687,818	12.2%
Canada	1,022,027	4.6%
Cayman Islands	1,163,624	5.3%
China	700,732	3.2%
Colombia	81,005	0.4%
Guernsey	450,659	2.0%
Hong Kong	2,499,377	11.3%
India	1,491,756	6.8%
Indonesia	305,684	1.4%
Japan	479,490	2.2%
Kenya	69,285	0.3%
Luxembourg	216,565	1.0%
Malaysia	189,045	0.9%
Mexico	1,072,866	4.9%
Netherlands	170,674	0.8%
Qatar	359,572	1.6%
Russia	1,066,088	4.8%
Singapore	271,541	1.2%
South Africa	313,242	1.4%
South Korea	1,849,656	8.4%
Spain	243,376	1.1%
Sri Lanka	94,489	0.4%
Switzerland	115,852	0.5%
Taiwan	1,483,781	6.7%
Thailand	180,512	0.8%
Turkey	120,648	0.6%
United Arab Emirates	518,365	2.4%
United Kingdom	539,740	2.5%
United States	194,215	0.9%

Total	$22,038,374	100.0%

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Australian Dollar 5/17/12	1,065,000	$1,096,971	$(21)
Japanese Yen 5/17/12	38,000,000	459,416	2,259

Total		$1,556,387	$2,238

Schedule of Written Option – Put	Value

Ivanhoe Mines, Ltd. expires June 2012 94 contracts exercise price $16.00 (premiums received $21,058)	$(12,221)

See Notes to Schedules of Investments and Financial Statements.

24 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Total Return Swaps outstanding at March 31, 2012

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Morgan Stanley & Co. International PLC	$161,113	FED Funds Effective plus 100 basis points	Ethidad Etisalat Co.	12/31/12	$3,276
Morgan Stanley & Co. International PLC	154,422	FED Funds Effective plus 100 basis points	Samba Financial Group	12/31/12	10,411
Morgan Stanley & Co. International PLC	237,674	FED Funds Effective plus 100 basis points	Morgan Stanley Indian Blue Chip Basket	8/27/13	(7,792)
Morgan Stanley & Co. International PLC	192,867	FED Funds Effective plus 50 basis points	Morgan Stanley Korea Blue Chip Basket	8/27/13	(3,121)
Morgan Stanley & Co. International PLC	146,860	1 month USD LIBOR plus 185 basis points	Baoshan Iron & Steel Co., Ltd.	2/25/14	(9,094)
Morgan Stanley & Co. International PLC	261,359	1 month USD LIBOR plus 185 basis points	China Construction Bank Co., Ltd.	2/25/14	(1,486)
Morgan Stanley & Co. International PLC	137,781	1 month USD LIBOR plus 185 basis points	China Vanke Co., Ltd.	2/25/14	4,061
UBS A.G.	28,920	1 month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	3/21/12	(3,035)
UBS A.G.	78,536	1 month USD LIBOR plus 50 basis points	China Construction Bank Co., Ltd.	3/21/12	148
UBS A.G.	80,193	1 month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	8/30/12	(7,034)
UBS A.G.	91,876	1 month USD LIBOR plus 50 basis points	China Construction Bank Co., Ltd.	8/30/12	(535)
UBS A.G.	79,446	1 month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	12/4/12	(6,969)
UBS A.G.	45,823	1 month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	2/6/13	(5,219)
UBS A.G.	41,811	1 month USD LIBOR plus 50 basis points	China Construction Bank Co., Ltd.	2/6/13	77
UBS A.G.	7,803	1 month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	3/1/13	(684)
UBS A.G.	61,597	1 month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	3/1/13	(5,403)
UBS A.G.	9,180	1 month USD LIBOR plus 50 basis points	China Construction Bank Co., Ltd.	3/1/13	(53)
UBS A.G.	43,508	1 month USD LIBOR plus 50 basis points	China Construction Bank Co., Ltd.	3/1/13	(253)
UBS A.G.	71,665	1 month USD LIBOR plus 50 basis points	China Construction Bank Co., Ltd.	3/11/13	(417)
UBS A.G.	14,279	1 month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	3/22/13	(1,626)
UBS A.G.	108,462	1 month USD LIBOR plus 50 basis points	China Construction Bank Co., Ltd.	3/22/13	199

Total					$(34,549)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 25

Janus Global Life Sciences Fund (unaudited)

Fund Snapshot
We take a global approach to identify high quality or improving businesses in the life sciences sector trading at a discount to our estimate of intrinsic value. We believe the rapidly growing global health care sector offers fertile opportunities for differentiated research. We believe what sets us apart is the quality of our team, the depth of our research and our commitment to delivering superior long-term results for our clients.
Andy Acker portfolio manager

Performance Overview

Janus Global Life Sciences Fund’s Class T Shares returned 25.73% over the six-month period ended March 31, 2012, roughly in line with the Fund’s primary benchmark, the S&P 500 Index, which returned 25.89%. However, this was significantly ahead of the MSCI World Health Care Index, the Fund’s secondary benchmark, which returned 16.10% during the period.

Sector Overview

We saw a reversal of trends from late 2011 when health care’s historically defensive characteristics led cautious investors into large cap pharmaceutical stocks. With improving economic conditions early in 2012, investors moved out of large pharmaceuticals and into other areas of health care that had previously underperformed, namely medical devices, life science tools and biotechnology. The move into biotechnology was aided by increased acquisition activity, and some new drug launches that exceeded expectations, supporting our view that drugs that offer a clear improvement over current therapies can still be rapidly adopted.

Investment Strategy

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceutical, health care service and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the best investment ideas across the globe. Our focus remains on companies that are addressing high unmet medical needs and those that we believe will benefit from making the health care system more efficient. We also believe that management teams that make better capital allocation decisions will be rewarded.

Fund Composition

The Fund includes companies that can be categorized into three conceptual groups: core growth, emerging growth and opportunistic investments. In general, about half of the portfolio is invested in core growth holdings (companies with dominant franchises that generate strong, consistent free cash flow). Emerging growth companies (those with new products that we believe can drive earnings acceleration) represent 20-30% of the portfolio. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term issues that should resolve over time.

Detractors from Performance

Biotechnology holding Targacept was the largest detractor from performance during the period. Despite highly promising proof of concept data for a novel treatment for refractory depression, late stage clinical trials failed to confirm a therapeutic benefit, leading to a significant decline in the shares. While our Value at Risk approach (see below) prompted us to reduce our position size in front of this binary event, we nevertheless exited the position at a loss.

Mitsubishi Tanabe Pharma suffered from European regulators’ concerns over potential cardiovascular safety issues involving one of the Japanese company’s main products, Gilenya, an oral multiple sclerosis drug. Competition has also increased for the company’s other main asset, a hepatitis C drug, Telaprevir. We reduced our position, but we continue to think the company has solid growth prospects.

Additionally, Chelsea Therapeutics declined significantly due to a delay in obtaining Food and Drug Administration approval for its new drug to treat some of the symptoms of Parkinson’s disease. Although the risk has increased, we continue to believe the drug has a chance for approval, based on additional studies the company currently has underway.

Contributors to Performance

Regeneron was easily the largest contributor with a significant return during the period. The stock was driven

26 | MARCH 31, 2012

(unaudited)

by a strong launch for Eylea, a next generation drug for wet age-related macular degeneration (AMD), the leading cause of blindness for the elderly. We believe Eylea has potency, cost and convenience advantages over the current standard of care, which has led to a better than expected uptake in the market. Beyond Eylea, we feel Regeneron has a strong technology platform (backed by a lucrative collaboration with Sanofi), and an undervalued pipeline of novel antibody drug candidates, including a potential leading therapy in a new class of cholesterol lowering agents.

Pharmacy benefit manager Express Scripts was another key contributor. It became increasingly apparent that Express Scripts’ proposed acquisition of fellow PBM, Medco Health Solutions, would be approved by regulators, which occurred on April 2. We think the acquisition could generate significant cost savings and would make Express Scripts the dominant provider of PBM services. We believe PBMs are well positioned to benefit from the wave of patent expirations of branded drugs that is currently underway, and from the rapid growth of specialty pharmaceuticals in the coming years.

Amylin Pharmaceuticals saw its stock rise significantly during the period, driven by three positive events. First, the company received the long awaited approval for its diabetes drug Bydureon after several years of regulatory delays. Second, early signs of physician interest and commercial uptake have been encouraging. Finally, press reports indicated that a large pharmaceutical company had made an unsolicited takeout offer for Amylin, sparking speculation about a potential sale. We trimmed our position on the stock’s gains, but continued to hold due to the large market for diabetes treatments and the promise of Bydureon’s more convenient formulation (once a week vs. daily injections). We believe these characteristics could make Amylin an attractive acquisition candidate.

Risk Management

The Fund continues with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means we limit the position size of any one holding so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Looking Ahead

We remain cautious on many large pharmaceutical companies given the significant upcoming patent expirations and lack of sufficient drug pipelines to offset these losses. We also continue to expect a slower pace for many new drug launches, due to pressure from health insurance companies to reduce cost by requiring not just safety and efficacy for many new therapies, but also demonstrated economic value. We think this environment continues to favor innovative companies that address high unmet medical needs. We believe recent acquisitions at significant premiums in the hepatitis-C market underscore this trend.

We have lowered our pharmaceutical exposure from last year by taking profits in GlaxoSmithKline and Bristol-Myers Squibb, and investing the proceeds in companies that we believe have more underappreciated growth potential. We continue to find many attractive opportunities throughout the sector, including stocks of generic drug companies, biotechnology firms, PBMs and drug distributors.

Thank you for your continued investment in Janus Global Life Sciences Fund.

Janus Global & International Funds | 27

Janus Global Life Sciences Fund (unaudited)

Janus Global Life Sciences Fund At A Glance

5 Top Performers – Holdings

Contribution

Regeneron Pharmaceuticals, Inc.	1.97%
Express Scripts, Inc.	1.70%
Amylin Pharmaceuticals, Inc.	1.50%
Alexion Pharmaceuticals, Inc.	1.29%
Valeant Pharmaceuticals International, Inc.	1.28%

5 Bottom Performers – Holdings

Contribution

Targacept, Inc.	–0.66%
Mitsubishi Tanabe Pharma Corp.	–0.34%
Chelsea Therapeutics International, Ltd.	–0.30%
InterMune, Inc.	–0.26%
AVEO Pharmaceuticals, Inc.	–0.14%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	3.25%	97.46%	11.58%
Consumer Staples	0.95%	2.33%	11.12%
Utilities	0.77%	0.00%	3.64%
Telecommunication Services	0.49%	0.00%	2.94%
Energy	0.36%	0.00%	12.11%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–1.33%	0.00%	13.92%
Information Technology	–1.24%	0.00%	19.68%
Consumer Discretionary	–0.49%	0.00%	10.76%
Industrials	–0.37%	0.00%	10.69%
Materials	–0.10%	0.21%	3.56%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

28 | MARCH 31, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Celgene Corp. Medical – Biomedical and Genetic	4.2%
Express Scripts, Inc. Pharmacy Services	4.0%
Valeant Pharmaceuticals International, Inc. Medical – Drugs	3.0%
Mylan, Inc. Medical – Generic Drugs	2.8%
Alexion Pharmaceuticals, Inc. Medical – Biomedical and Genetic	2.7%

16.7%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 3.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

Janus Global & International Funds | 29

Janus Global Life Sciences Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012						per the January 27, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Global Life Sciences Fund – Class A Shares
NAV	25.70%	15.25%	6.78%	5.63%	8.21%	1.08%
MOP	18.46%	8.63%	5.52%	5.01%	7.73%

Janus Global Life Sciences Fund – Class C Shares
NAV	25.26%	14.43%	5.95%	4.85%	7.43%	1.78%
CDSC	24.00%	13.29%	5.95%	4.85%	7.43%

Janus Global Life Sciences Fund – Class D Shares(1)	25.87%	15.49%	6.93%	5.79%	8.37%	0.91%

Janus Global Life Sciences Fund – Class I Shares	25.87%	15.49%	6.88%	5.76%	8.35%	0.88%

Janus Global Life Sciences Fund – Class S Shares	25.60%	15.08%	6.58%	5.46%	8.05%	1.25%

Janus Global Life Sciences Fund – Class T Shares	25.73%	15.36%	6.88%	5.76%	8.35%	1.01%

S&P 500® Index	25.89%	8.54%	2.01%	4.12%	2.87%

Morgan Stanley Capital International World Health Care Index	16.10%	12.49%	2.98%	3.92%	2.80%

Lipper Quartile – Class T Shares	–	1st	1st	2nd	2nd

Lipper Ranking – based on total return for Global Health/Biotechnology Funds	–	3/42	4/34	10/26	6/11

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

30 | MARCH 31, 2012

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

This Fund invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of a prior share class of the Fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

Janus Global & International Funds | 31

Janus Global Life Sciences Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,257.00	$6.04

Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.40

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,252.60	$9.97

Hypothetical (5% return before expenses)	$1,000.00	$1,016.15	$8.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,258.10	$5.02

Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	$4.50

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,258.20	$4.74

Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$4.24

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,256.00	$6.88

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,257.80	$5.48

Hypothetical (5% return before expenses)	$1,000.00	$1,020.15	$4.90

†	Expenses are equal to the annualized expense ratio of 1.07% for Class A Shares, 1.77% for Class C Shares, 0.89% for Class D Shares, 0.84% for Class I Shares, 1.22% for Class S Shares and 0.97% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

32 | MARCH 31, 2012

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Common Stock – 97.1%
Diagnostic Equipment – 1.0%
117,815	Gen-Probe, Inc.*	$7,824,094
Diagnostic Kits – 0.8%
326,294	Quidel Corp.*	5,994,021
Dialysis Centers – 1.9%
159,428	DaVita, Inc.*	14,375,623
Heart Monitors – 1.3%
149,311	HeartWare International, Inc.*	9,808,240
Instruments – Scientific – 1.5%
202,722	Thermo Fisher Scientific, Inc.	11,429,466
Life and Health Insurance – 1.0%
436,300	Odontoprev S.A.	7,412,342
Medical – Biomedical and Genetic – 23.8%
224,419	Alexion Pharmaceuticals, Inc.*	20,839,548
320,560	Amylin Pharmaceuticals, Inc.*	8,001,178
559,230	Ariad Pharmaceuticals, Inc.*	8,919,718
109,910	Biogen Idec, Inc.*	13,845,363
413,883	Celgene Corp.*,**	32,084,210
819,330	Chelsea Therapeutics International, Ltd.*	2,097,485
1,271,821	Fibrogen, Inc. – Private Placement°° ,§	5,786,786
366,267	Gilead Sciences, Inc.*,**	17,892,143
715,837	Incyte Corp., Ltd.*	13,815,654
409,090	InterMune, Inc.*	6,001,350
186,810	Life Technologies Corp.*	9,120,064
666,666	Puma Biotechnology, Inc.*,°°	2,499,998
137,162	Regeneron Pharmaceuticals, Inc.*	15,995,832
363,595	Seattle Genetics, Inc.*	7,410,066
140,391	United Therapeutics Corp.*	6,616,628
264,035	Vertex Pharmaceuticals, Inc.*	10,828,075
		181,754,098
Medical – Drugs – 26.3%
175,215	Abbott Laboratories	10,738,927
758,647	Achillion Pharmaceuticals, Inc.*	7,267,838
456,310	Alkermes PLC*,**	8,464,550
150,000	Allergan, Inc.	14,314,500
504,600	Ardea Biosciences, Inc.*	10,980,096
1,485,757	Aurobindo Pharma, Ltd.	3,470,850
215,713	Bristol-Myers Squibb Co.	7,280,314
311,790	Endo Pharmaceuticals Holdings, Inc.*	12,075,627
229,569	Forest Laboratories, Inc.*	7,963,749
533,984	Ironwood Pharmaceuticals, Inc.*	7,107,327
160,125	Jazz Pharmaceuticals PLC*,**	7,761,259
103,525	Medivation, Inc.*	7,735,388
377,900	Mitsubishi Tanabe Pharma Corp.**	5,302,017
137,241	Novartis A.G.**	7,598,139
635,719	Pfizer, Inc.	14,405,392
64,231	Roche Holding A.G.**	11,182,059
213,370	Salix Pharmaceuticals, Ltd.*	11,201,925
132,158	Sanofi**	10,261,979
134,636	Shire PLC (ADR)	12,756,761
427,348	Valeant Pharmaceuticals International, Inc.	22,944,314
		200,813,011
Medical – Generic Drugs – 8.2%
441,152	Impax Laboratories, Inc.*	10,843,516
8,364,183	Mediquest Therapeutics – Private Placement°° ,§,£	8
910,545	Mylan, Inc.*	21,352,280
327,848	Pharmstandard OJSC (GDR)	5,816,024
278,151	Teva Pharmaceutical Industries, Ltd. (ADR)	12,533,484
179,415	Watson Pharmaceuticals, Inc.*	12,031,570
		62,576,882
Medical – HMO – 5.3%
384,580	Aetna, Inc.	19,290,533
89,640	Humana, Inc.	8,289,907
217,266	UnitedHealth Group, Inc.	12,805,658
		40,386,098
Medical – Wholesale Drug Distributors – 2.4%
357,475	AmerisourceBergen Corp.	14,184,608
1,590,400	Sinopharm Group Co., Ltd.	4,444,346
		18,628,954
Medical Information Systems – 1.2%
121,071	athenahealth, Inc.*	8,973,783
Medical Instruments – 1.8%
116,843	GMP Cos., Inc. – Private Placement°° ,§,£	0
659,604	Lifesync Holdings, Inc. – Private Placement°° ,§,£	1
307,850	St. Jude Medical, Inc.	13,640,833
		13,640,834
Medical Products – 7.4%
261,032	Covidien PLC (U.S. Shares)**	14,273,230
137,245	Henry Schein, Inc.*	10,386,702
422,960	PSS World Medical, Inc.*	10,717,806
193,457	Stryker Corp.	10,732,994
148,780	Varian Medical Systems, Inc.*	10,259,869
		56,370,601
Patient Monitoring Equipment – 1.0%
328,147	Masimo Corp.	7,672,077
Pharmacy Services – 7.9%
762,600	Brazil Pharma S.A.*	4,471,869
561,115	Express Scripts, Inc.*	30,401,211
102,151	Medco Health Solutions, Inc.*	7,181,215
519,265	Omnicare, Inc.	18,470,256
		60,524,551
Physical Practice Management – 1.0%
99,948	Mednax, Inc.*	7,433,133
Research & Development – 0.1%
93,008	AVEO Pharmaceuticals, Inc.*	1,154,229
Soap and Cleaning Preparations – 1.0%
133,501	Reckitt Benckiser Group PLC	7,543,286
Therapeutics – 2.2%
497,445	BioMarin Pharmaceutical, Inc.*	17,037,491

Total Common Stock (cost $567,166,955)		741,352,814

Preferred Stock – 0.5%
Medical – Biomedical and Genetic – 0%
5,192,551	Mediquest Therapeutics – Private Placement, (Series A-1), 0%°° ,§	5
Therapeutics – 0.5%
2,919,304	Portola Pharmaceuticals, Inc. – Private Placement, 0%°° ,§	4,130,815

Total Preferred Stock (cost $7,265,869)		4,130,820

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 33

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Warrant – 0%
Medical – Generic Drugs – 0%
803,980	Mediquest Therapeutics – expires 6/15/12 ,§ (cost $94,066)	$1

Money Market – 0.7%
5,701,635	Janus Cash Liquidity Fund LLC, 0% (cost $5,701,635)	5,701,635

Total Investments (total cost $580,228,525) – 98.3%		751,185,270

Cash, Receivables and Other Assets, net of Liabilities**– 1.7%		12,674,731

Net Assets – 100%		$763,860,001

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$11,884,211	1.6%
Canada	22,944,314	3.0%
China	4,444,346	0.6%
France	10,261,979	1.4%
India	3,470,850	0.5%
Ireland	30,499,039	4.0%
Israel	12,533,484	1.7%
Japan	5,302,017	0.7%
Jersey	12,756,761	1.7%
Russia	5,816,024	0.8%
Switzerland	18,780,198	2.5%
United Kingdom	7,543,286	1.0%
United States††	604,948,761	80.5%

Total	$751,185,270	100.0%

††	Includes Cash Equivalents (79.8% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Euro 5/17/12	940,000	$1,253,774	$(6,366)
Japanese Yen 5/17/12	122,700,000	1,483,430	7,294
Swiss Franc 5/18/12	4,400,000	4,878,904	(29,883)

		7,616,108	(28,955)

HSBC Securities (USA), Inc.:
Euro 4/5/12	873,000	1,164,151	(9,679)
Japanese Yen 4/5/12	161,900,000	1,956,536	25,287
Swiss Franc 4/5/12	4,075,000	4,515,858	(39,312)

		7,636,545	(23,704)

JPMorgan Chase & Co.: Japanese Yen 5/24/12	125,800,000	1,521,010	114

RBC Capital Markets Corp.: Euro 5/10/12	1,730,000	2,307,385	(22,920)

Total		$19,081,048	$(75,465)

Schedule of Written Options – Puts	Value

Regeneron Pharmaceuticals, Inc. expires May 2012 280 contracts exercise price $80.00	$(28,435)
Regeneron Pharmaceuticals, Inc. expires May 2012 260 contracts exercise price $85.00	(35,737)

Total Written Options – Puts (premiums received $186,380)	$(64,172)

See Notes to Schedules of Investments and Financial Statements.

34 | MARCH 31, 2012

Janus Global Research Fund (unaudited)

Fund Snapshot
We believe a deep, independent research process and high-conviction investing can deliver exceptional results by exploiting a market’s tendency to focus on the short term. We believe a team-led research portfolio should control risk without diluting the strengths of a firm’s research effort.
Team-Based Approach Led by Jim Goff, Director of Research

Performance

Janus Global Research Fund’s Class T Shares returned 24.73% over the six-month period ended March 31, 2012. The Fund’s primary benchmark, the MSCI World Growth Index, returned 21.75%, and its secondary benchmark, the MSCI All Country World Index, returned 19.91% during the period.

Economic Overview

Global equity markets benefited from easing concerns over the European sovereign debt crisis, particularly a Greek default, and continued optimism from improving U.S. economic data. The combination of European Central Bank activities, led by its liquidity program (Long-Term Refinancing Operations or LTRO), a successful restructuring of Greek debt and stability in the U.S. housing market helped increase investors’ willingness to take risk and boosted corporate activity. Other positives included the Bank of Japan’s plans to target inflation and weaken its currency to stimulate its export-led economy. Signs that the Bank of China would further loosen bank reserve requirements to encourage more lending and the Brazilian central bank’s decision to lower interest rates also aided sentiment. The world’s major central banks have been able to ease monetary policy and stimulate their economies since inflation remains under control.

Contributors to Performance

Our holdings in consumer, financials and health care were the largest contributors to relative performance. On a country basis, our holdings in the U.S., Japan and the U.K. were the largest contributors.

Individually, Apple was the largest contributor during the period. The computer and mobile device maker benefited from a strong earnings report, driven by significant iPhone and iPad sales. Apple also initiated its first dividend and share repurchase program during the period. The company has been the beneficiary of incremental sales opportunities over the past few years from new geographies, such as China, phone service carriers and products, such as the iPad. We think it continues to have strong opportunities as its ecosystem grows; its products reach new countries; and lower price points draw new customers.

Chemical maker LyondellBasell’s shares also rose. Ethane, a raw material used in the production of ethylene, dropped the most in five months, improving profitability for the company. The large chemical producer has a cost advantage since the primary input to its production process is natural gas, a commodity that has experienced considerable price pressure due to excess supply. We also feel the company’s management team is return-on-capital driven and disciplined on investing in its business.

Fastenal was another key contributor; the stock benefited from a series of strong earnings reports. We like the industrial and construction supplier’s business model, management team and its growth profile going forward as it continues to gain market share.

Detractors from Performance

Despite LyondellBasell and Fastenal’s performances, our industrial holdings detracted from relative performance due largely to our holdings in Adani Enterprises, which declined due to relative weakness in the Indian equity market and lack of progress in government approvals for some of its projects. Our holdings and overweight in India were the largest relative detractors on a country basis. We continue to like the Adani’s long-term prospects. Using an integrated approach involving coal mining, coal logistics and power generation to power transmission, Adani is uniquely positioned, in our view, to better mine domestic coal and transport it from the Eastern India coal belt to the Western India power plants via its rail and port facilities.

Jain Irrigation Systems, another Indian company, also weighed on performance. Jain has a market-leading position in India’s micro-irrigation systems, which are subsidized by the government. We feel these irrigation systems are the fastest way to improve yields and represent a large market opportunity, given the unpredictability of India’s monsoon season and that many farms don’t have simple water catchment systems. The company has been delayed in rolling out its financing

Janus Global & International Funds | 35

Janus Global Research Fund (unaudited)

business, which we think will reduce the company’s working capital costs.

Finally, Brazilian homebuilder PDG Realty declined after we purchased it during the period. The industry was weak late in the period due to the Brazilian interest rate curve moving higher following a release of the central bank’s minutes. We consider this company to have one of the best management teams in the industry and one that has historically created value for its shareholders. With a fast-growing platform that is increasingly well diversified by geography and by housing sector, PDG is attractive.

Conclusion

The global economic environment is improving, although not necessarily without pause. We think the generally positive trends in Europe and China will help the U.S. market. The Fund does not rely on a fast-growing economy as much as a return to normal levels of risk tolerance, correlations and volatility. When these measures align, it favors the stock picking opportunities available in the Fund. So far this year, stocks generally considered defensive have underperformed the rest of the market and we view this trend as a sign the market is returning to a healthy risk appetite. We are favoring companies with strong balance sheets and competitive positions where we think they will be able to withstand most economic situations.

Our sector teams see positive trends and opportunities. In financials, sentiment has improved as the markets reflect lower odds of a systematic banking crisis. We are seeing modest improvements in U.S. banks, including commercial and industrial loans, and credit card and auto lending. In the consumer sector, high-quality department stores that have a technological advantage are attractive to us; we also like consumer products companies with good exposure to emerging markets. Our health care team is investing in companies with breakthrough drugs that drive value creation, regardless of how health care reform plays out. The industrials team, for its part, prefers areas that have reduced capacity and could regain pricing power such as autos, airlines and general industries.

Thank you for your investment in Janus Global Research Fund.

36 | MARCH 31, 2012

(unaudited)

Janus Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.14%
LyondellBasell Industries N.V. – Class A	0.66%
Fastenal Co.	0.55%
Isuzu Motors, Ltd.	0.54%
FANUC Corp.	0.50%

5 Bottom Performers – Holdings

Contribution

Adani Enterprises, Ltd.	–0.44%
Jain Irrigation Systems, Ltd.	–0.43%
PDG Realty S.A. Empreendimentos e Participacoes	–0.18%
Arcos Dorados Holdings, Inc. – Class A	–0.18%
Pharmasset, Inc.	–0.13%

4 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer	1.47%	22.65%	22.50%
Financials	0.78%	8.21%	8.04%
Health Care	0.66%	9.14%	9.16%
Communications	0.63%	7.39%	7.34%

3 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–0.45%	26.27%	26.60%
Technology	–0.07%	16.90%	16.84%
Energy	0.14%	9.44%	9.52%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Global & International Funds | 37

Janus Global Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Apple, Inc. Computers	2.4%
Canadian Pacific Railway, Ltd. Transportation – Railroad	1.9%
FANUC Corp. Industrial Automation and Robotics	1.7%
Philip Morris International, Inc. Tobacco	1.4%
Crown Holdings, Inc. Containers – Metal and Glass	1.2%

8.6%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 4.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

38 | MARCH 31, 2012

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012					per the January 27, 2012 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Research Fund – Class A Shares
NAV	24.81%	3.74%	3.95%	8.78%	1.17%	1.17%
MOP	17.66%	–2.23%	2.73%	7.88%

Janus Global Research Fund – Class C Shares
NAV	24.25%	2.89%	3.12%	7.94%	1.94%	1.94%
CDSC	23.01%	1.86%	3.12%	7.94%

Janus Global Research Fund – Class D Shares(1)	24.86%	3.85%	4.03%	8.84%	1.01%	1.01%

Janus Global Research Fund – Class I Shares	24.91%	3.95%	3.98%	8.80%	0.97%	0.97%

Janus Global Research Fund – Class S Shares	24.63%	3.50%	3.68%	8.52%	1.36%	1.36%

Janus Global Research Fund – Class T Shares	24.73%	3.73%	3.98%	8.80%	1.11%	1.11%

Morgan Stanley Capital International World Growth Index	21.75%	3.13%	1.40%	4.76%

Morgan Stanley Capital International All Country World IndexSM	19.91%	–0.73%	–0.19%	4.26%

Lipper Quartile – Class T Shares	–	1st	1st	1st

Lipper Ranking – based on total return for Global Funds	–	115/707	40/403	17/285

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 39

Janus Global Research Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares, reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of a prior share class of the Fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

40 | MARCH 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,248.10	$6.97

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,241.70	$11.60

Hypothetical (5% return before expenses)	$1,000.00	$1,014.65	$10.43

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,248.60	$5.79

Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.20

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,249.10	$5.51

Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,246.30	$7.92

Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,247.30	$6.29

Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.65

†	Expenses are equal to the annualized expense ratio of 1.24% for Class A Shares, 2.07% for Class C Shares, 1.03% for Class D Shares, 0.98% for Class I Shares, 1.41% for Class S Shares and 1.12% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Global & International Funds | 41

Janus Global Research Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Common Stock – 97.4%
Airlines – 0.9%
127,150	United Continental Holdings, Inc.*	$2,733,725
Apparel Manufacturers – 1.8%
34,334	Coach, Inc.	2,653,332
422,816	Prada SpA	2,749,695
		5,403,027
Applications Software – 0.7%
69,292	Microsoft Corp.	2,234,667
Athletic Footwear – 0.8%
23,169	NIKE, Inc. – Class B	2,512,446
Automotive – Cars and Light Trucks – 2.1%
264,741	Ford Motor Co.	3,306,615
519,000	Isuzu Motors, Ltd.	3,041,873
		6,348,488
Automotive – Truck Parts and Equipment – Original – 0.8%
38,654	WABCO Holdings, Inc.*	2,337,794
Beverages – Non-Alcoholic – 0.7%
33,214	Monster Beverage Corp.*	2,062,257
Beverages – Wine and Spirits – 1.0%
28,043	Pernod-Ricard S.A.	2,931,780
Brewery – 0.9%
71,590	SABMiller PLC	2,873,240
Cable/Satellite Television – 1.7%
62,473	Comcast Corp. – Class A	1,874,815
26,192	Kabel Deutschland Holding A.G.*	1,617,463
21,354	Time Warner Cable, Inc.	1,740,351
		5,232,629
Casino Hotels – 0.9%
196,876	MGM Resorts International*	2,681,451
Cellular Telecommunications – 0.5%
65,507	America Movil S.A.B. de C.V. (ADR)	1,626,539
Chemicals – Diversified – 0.8%
57,660	LyondellBasell Industries N.V. – Class A	2,516,859
Commercial Banks – 1.7%
81,000	Banco do Brasil S.A.	1,151,943
2,001,000	China Construction Bank Corp.*	1,546,109
46,723	Sberbank of Russia (ADR)	599,923
79,655	Standard Chartered PLC	1,987,330
		5,285,305
Commercial Services – Finance – 0.5%
3,714	MasterCard, Inc. – Class A	1,561,886
Computer Aided Design – 0.6%
46,696	Autodesk, Inc.*	1,976,175
Computers – 2.4%
12,252	Apple, Inc.*	7,344,706
Computers – Memory Devices – 1.0%
100,213	EMC Corp.*	2,994,364
Consulting Services – 1.0%
57,876	Gartner, Inc.*	2,467,833
14,301	Verisk Analytics, Inc. – Class A*	671,718
		3,139,551
Consumer Products – Miscellaneous – 0.5%
835,800	Samsonite International S.A.	1,519,773
Containers – Metal and Glass – 1.2%
101,103	Crown Holdings, Inc.*	3,723,624
Cosmetics and Toiletries – 1.1%
34,554	Colgate-Palmolive Co.	3,378,690
Decision Support Software – 0.3%
27,008	MSCI, Inc. – Class A*	994,164
Dialysis Centers – 0.5%
16,570	DaVita, Inc.*	1,494,117
Distribution/Wholesale – 2.1%
159,569	Adani Enterprises, Ltd.	954,939
50,109	Fastenal Co.	2,710,897
1,156,000	Li & Fung, Ltd.	2,652,817
		6,318,653
Diversified Banking Institutions – 0.5%
34,651	JPMorgan Chase & Co.	1,593,253
Diversified Operations – 2.2%
54,898	Danaher Corp.	3,074,288
57,451	Dover Corp.	3,615,966
		6,690,254
E-Commerce/Products – 1.5%
8,206	Amazon.com, Inc.*	1,661,797
76,849	eBay, Inc.*	2,834,960
		4,496,757
Electric – Transmission – 0.4%
14,278	ITC Holdings Corp.	1,098,549
Electronic Components – Miscellaneous – 0.8%
62,988	TE Connectivity, Ltd. (U.S. Shares)	2,314,809
Electronic Components – Semiconductors – 2.0%
219,729	ARM Holdings PLC	2,080,375
62,089	International Rectifier Corp.*	1,432,393
285,902	ON Semiconductor Corp.*	2,575,977
		6,088,745
Electronic Connectors – 0.7%
37,534	Amphenol Corp. – Class A	2,243,407
Electronic Measuring Instruments – 1.2%
15,400	Keyence Corp.	3,621,559
Enterprise Software/Services – 1.2%
89,682	Oracle Corp.	2,615,127
37,711	QLIK Technologies, Inc.*	1,206,752
		3,821,879
Entertainment Software – 0.5%
92,800	Nexon Co., Ltd.*	1,617,131
Finance – Other Services – 0.4%
75,300	Hong Kong Exchanges & Clearing, Ltd.	1,265,457
Food – Miscellaneous/Diversified – 0.9%
40,305	Danone	2,810,939
Food – Retail – 0.9%
19,040	Whole Foods Market, Inc.	1,584,128
55,315	X5 Retail Group N.V. (GDR)	1,268,926
		2,853,054
Hotels and Motels – 1.5%
81,827	Intercontinental Hotels Group PLC	1,901,493
71,510	Marriott International, Inc. – Class A	2,706,653
		4,608,146

See Notes to Schedules of Investments and Financial Statements.

42 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Industrial Automation and Robotics – 1.7%
29,900	FANUC Corp.	$5,304,314
Instruments – Controls – 0.8%
76,803	Sensata Technologies Holding N.V.*	2,571,364
Insurance Brokers – 0.4%
24,897	AON Corp.*	1,221,447
Internet Content – Entertainment – 0.7%
151,647	Zynga, Inc. – Class A*	1,994,158
Internet Gambling – 0.9%
1,110,261	Bwin.Party Digital Entertainment PLC	2,752,258
Investment Management and Advisory Services – 0.4%
16,853	T. Rowe Price Group, Inc.	1,100,501
Life and Health Insurance – 2.1%
831,400	AIA Group, Ltd.	3,046,029
19,196	Prudential Financial, Inc.	1,216,835
185,141	Prudential PLC	2,213,330
		6,476,194
Medical – Biomedical and Genetic – 2.3%
32,672	Celgene Corp.*	2,532,733
69,461	Incyte Corp., Ltd.*	1,340,597
13,633	Regeneron Pharmaceuticals, Inc.*	1,589,881
36,192	Vertex Pharmaceuticals, Inc.*	1,484,234
		6,947,445
Medical – Drugs – 2.2%
16,583	Allergan, Inc.	1,582,516
86,791	Pfizer, Inc.	1,966,684
41,769	Shire PLC	1,349,391
36,361	Valeant Pharmaceuticals International, Inc.	1,952,222
		6,850,813
Medical – Generic Drugs – 0.6%
27,725	Watson Pharmaceuticals, Inc.*	1,859,239
Medical – HMO – 0.5%
31,694	Aetna, Inc.	1,589,771
Medical – Wholesale Drug Distributors – 0.6%
43,233	AmerisourceBergen Corp.	1,715,485
Medical Products – 0.5%
27,767	Covidien PLC (U.S. Shares)	1,518,300
Metal – Copper – 0.6%
93,234	First Quantum Minerals, Ltd.	1,778,290
Metal – Diversified – 1.1%
209,160	Ivanhoe Mines, Ltd.*	3,290,935
Metal – Iron – 0.8%
408,080	Fortescue Metals Group, Ltd.	2,455,360
Metal Processors and Fabricators – 0.9%
16,577	Precision Castparts Corp.	2,866,163
Multimedia – 1.5%
144,152	News Corp. – Class A	2,838,353
37,701	Walt Disney Co.	1,650,550
		4,488,903
Networking Products – 0.7%
108,512	Cisco Systems, Inc.	2,295,029
Non-Hazardous Waste Disposal – 0.8%
65,659	Waste Management, Inc.	2,295,439
Oil – Field Services – 1.7%
183,707	AMEC PLC	3,255,352
26,181	Schlumberger, Ltd. (U.S. Shares)	1,830,837
		5,086,189
Oil and Gas Drilling – 0.8%
19,732	Helmerich & Payne, Inc.	1,064,541
196,954	Karoon Gas Australia, Ltd.*	1,327,821
		2,392,362
Oil Companies – Exploration and Production – 4.5%
64,880	Canadian Natural Resources, Ltd.	2,150,955
12,381	Continental Resources, Inc.*	1,062,537
22,669	Noble Energy, Inc.	2,216,575
16,857	Occidental Petroleum Corp.	1,605,292
122,000	OGX Petroleo e Gas Participacoes S.A.*	1,009,591
161,637	Ophir Energy PLC*	1,311,926
117,126	Tullow Oil PLC	2,860,387
29,397	Whitting Petroleum Corp.*	1,596,257
		13,813,520
Oil Companies – Integrated – 2.1%
115,646	BG Group PLC	2,678,130
57,908	Pacific Rubiales Energy Corp.	1,692,177
31,087	Royal Dutch Shell PLC (ADR)	2,180,131
		6,550,438
Oil Field Machinery and Equipment – 0.4%
13,648	National Oilwell Varco, Inc.	1,084,607
Pharmacy Services – 1.3%
44,962	Express Scripts, Inc.*	2,436,041
47,445	Omnicare, Inc.	1,687,619
		4,123,660
Printing – Commercial – 0.5%
36,660	VistaPrint N.V. (U.S. Shares)*	1,416,909
Real Estate Management/Services – 0.7%
15,907	Jones Lang LaSalle, Inc.	1,325,212
44,000	Mitsubishi Estate Co., Ltd.	784,822
		2,110,034
Real Estate Operating/Development – 1.0%
470,995	Hang Lung Properties, Ltd.	1,725,601
406,800	PDG Realty S.A. Empreendimentos e Participacoes	1,406,756
		3,132,357
Retail – Apparel and Shoe – 1.4%
7,000	Fast Retailing Co., Ltd.	1,595,408
58,551	Limited Brands, Inc.	2,810,448
		4,405,856
Retail – Bedding – 0.8%
36,368	Bed Bath & Beyond, Inc.*	2,391,923
Retail – Jewelry – 0.9%
44,450	Cie Financiere Richemont S.A.	2,787,977
Retail – Major Department Stores – 1.4%
34,882	J.C. Penney Co., Inc.	1,235,869
52,196	Nordstrom, Inc.	2,908,361
		4,144,230
Retail – Restaurants – 0.5%
88,217	Arcos Dorados Holdings, Inc. – Class A	1,595,846

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 43

Janus Global Research Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Rubber/Plastic Products – 0.5%
824,620	Jain Irrigation Systems, Ltd.	$1,593,715
Semiconductor Components/Integrated Circuits – 1.8%
257,682	Atmel Corp.*	2,540,744
1,062,000	Taiwan Semiconductor Manufacturing Co., Ltd.*	3,056,504
		5,597,248
Semiconductor Equipment – 1.0%
58,448	ASML Holdings N.V. (U.S. Shares)	2,930,583
Soap and Cleaning Preparations – 1.0%
53,447	Reckitt Benckiser Group PLC	3,019,947
Steel – Producers – 0.8%
63,691	ArcelorMittal	1,217,069
48,188	ThyssenKrupp A.G.	1,199,382
		2,416,451
Telecommunication Services – 1.5%
100,788	Amdocs, Ltd. (U.S. Shares)*	3,182,885
58,689	Virgin Media, Inc.	1,466,051
		4,648,936
Television – 0.9%
81,469	CBS Corp. – Class B	2,762,614
Therapeutics – 0.6%
55,178	BioMarin Pharmaceutical, Inc.*	1,889,847
Tobacco – 2.4%
554	Japan Tobacco, Inc.	3,119,807
46,266	Philip Morris International, Inc.	4,099,630
		7,219,437
Toys – 1.2%
86,996	Mattel, Inc.	2,928,285
5,200	Nintendo Co., Ltd.	782,357
		3,710,642
Transactional Software – 0.4%
23,816	Solera Holdings, Inc.	1,092,916
Transportation – Railroad – 1.9%
77,684	Canadian Pacific Railway, Ltd.	5,897,970
Transportation – Services – 2.7%
41,036	C.H. Robinson Worldwide, Inc.	2,687,448
26,622	Kuehne + Nagel International A.G.	3,602,112
24,000	United Parcel Service, Inc. – Class B	1,937,280
		8,226,840
Wireless Equipment – 1.4%
39,082	Crown Castle International Corp.*	2,084,634
206,984	Telefonaktiebolaget L.M. Ericsson – Class B	2,145,488
		4,230,122

Total Common Stock (cost $246,018,449)		297,994,433

Exchange-Traded Fund – 0.8%
Commodity – 0.8%
165,723	Sprott Physical Gold Trust (ETF) (cost $2,083,047)	2,393,040

Money Market – 2.4%
7,333,328	Janus Cash Liquidity Fund LLC, 0% (cost $7,333,328)	7,333,328

Total Investments (total cost $255,434,824) – 100.6%		307,720,801

Liabilities, net of Cash, Receivables and Other Assets– (0.6)%		(1,747,107)

Net Assets – 100%		$305,973,694

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$3,783,181	1.2%
Bermuda	2,652,817	0.9%
Brazil	3,568,290	1.2%
Canada	19,155,589	6.2%
China	1,546,109	0.5%
Curacao	1,830,837	0.6%
France	5,742,719	1.9%
Germany	2,816,845	0.9%
Gibraltar	2,752,258	0.9%
Guernsey	3,182,885	1.0%
Hong Kong	6,037,087	2.0%
India	2,548,654	0.8%
Ireland	1,518,300	0.5%
Italy	2,749,695	0.9%
Japan	19,867,271	6.5%
Jersey	1,349,391	0.4%
Luxembourg	2,736,842	0.9%
Mexico	1,626,539	0.5%
Netherlands	10,704,641	3.5%
Russia	599,923	0.2%
Sweden	2,145,488	0.7%
Switzerland	8,704,898	2.8%
Taiwan	3,056,504	1.0%
United Kingdom	26,361,641	8.6%
United States††	169,086,551	54.9%
Virgin Islands (British)	1,595,846	0.5%

Total	$307,720,801	100.0%

††	Includes Cash Equivalents (52.6% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

44 | MARCH 31, 2012

Janus Global Select Fund (unaudited)

Fund Snapshot
We believe that investing in companies that are creating value by executing on a strategy to sustain or improve their economic profit margin but trading below intrinsic value, will allow us to outperform the index over time. We take a concentrated, opportunistic approach, seeking the most attractive investment opportunities, regardless of market capitalization or geography.
John Eisinger portfolio manager

Performance Overview

For the six-month period ended March 31, 2012, Janus Global Select Fund’s Class T Shares returned 26.00% versus a return of 19.91% for the Fund’s primary benchmark, the MSCI All Country World Index.

Investment Environment

The market’s strong performance was driven by improving economic fundamentals in the United States, along with a reduction in the tail risk associated with the European banking system thanks to the introduction of the European Central Bank’s liquidity operations (Long Term Refinancing Operations (or LTRO)). The combination of these two factors drove down stock correlations from near all-time high levels at the end of 2011, which enabled individual stocks to express their true fundamentals and be revalued accordingly.

Performance Discussion

The Fund’s performance was driven by stock selection. In the past, we have written about the likelihood that this Fund’s returns will be lumpy, driven more by individual stock selection and less by the overall direction of the market. This is due to the concentrated nature of the portfolio (fewer stocks than the average portfolio) and therefore the larger impact that any one stock can have in a given period. Cobalt International Energy, Inc., for example, increased significantly during the period and contributed 8.09% to results. Cobalt was such a large contributor to performance because we increased its position size as it fell over 60% during the “risk-off” mentality that dominated in the fall of 2011, even though there was no change to the company’s fundamentals. While this type of decline is painful in the short-term from a returns point of view, it is where true money can be made for the long-term.

As a general principal, we try to use market volatility to our advantage, buying stocks that are in free fall when we have strong research-driven opinions on their true value. We find ourselves in this situation again, this time with Ivanhoe Mines, Ltd. The stock is down around 50% from its 2011 highs. We have added to our position, however, as our estimate of the value of the business has not fallen even though the stock price has declined. To us, the stock is even more attractive now.

Simply put, we look for the most attractive stocks based on our differentiated, research-driven opinion on what the business is worth as compared to what it is trading at in the market. The key metric we look at is return on invested capital (ROIC) and the ability and duration of a business to generate ROIC above its cost of capital. Breaking down ROIC that means we look for situations in which future growth (net operating profit after tax) is not being correctly priced by the market (or invested capital could be mispriced in the case of a restructuring, for example.). The valuation we reference is enterprise value/invested capital, as there is a proven relationship between the economic profits a company generates and the intrinsic value of the business. We do not look at multiples (Price/Earnings, Price/Sales etc.) because there is no relationship between a multiple and the value of the business.

Derivatives, primarily options, are used in the portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it (generally selling a put to buy a call – often referred to as stock replacement), and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. During the period, this strategy detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Contributors to Performance

Cobalt International Energy, Inc.

As mentioned above, Cobalt is an independent, oil-focused exploration and production company with

Janus Global & International Funds | 45

Janus Global Select Fund (unaudited)

substantial prospects offshore West Africa and in the Gulf of Mexico. We believe the stock is materially undervalued relative to the potential oil reserves it holds.

Morgan Stanley

We believe that Morgan Stanley’s returns should steadily improve, driven by organic growth and share gains in its higher return businesses (wealth management, equities, investment banking), expense reductions, and its expected acquisition of Citi’s stake in their wealth management joint venture. Higher returns should, in turn, drive significantly higher valuations versus current meaningful discount to tangible book, and further upside could also be realized if capital market conditions improve.

Isuzu Motors, Ltd.

Isuzu has a very strong position in mid and light-duty trucks in emerging markets (Southeast Asia and Middle East in particular), where demand is growing rapidly. The company also has a significant amount of spare capacity in Japan as the truck market there has shrunk. During the global financial crisis, Isuzu cut costs and lowered its breakeven point. As a result, incremental margins are very high as capacity utilization ramps up. This should drive rapid earnings growth and increasing returns on capital.

Detractors from Performance

EVA Precision Industrial Holdings, Ltd.

Stock performance was weak, driven by growing concerns of margin compression. However, we believe that EVA Precision is in the sweet spot of competitive positioning as the low-cost producer of office automation precision components, while also possessing the technical superiority, complexity and reputation for quality that other Chinese manufacturers cannot replicate. Longer term, we are confident in the company’s ability to capture more orders and gain market share not only in office automation, but the long runway of growth in the Chinese auto and home appliance market.

NRG Energy, Inc.

The company has been executing on its plan to slowly increase returns on capital and to restructure its balance sheet. However, the stock is susceptible in the short-term to changes in natural gas prices, which have continued to decline.

Vertex Pharmaceuticals, Inc.

The specialty pharmaceutical company announced excellent results on its latest quarterly conference call, but investors have started to worry about the duration for which the company’s hepatitis C drug will remain free of competition. These worries overwhelmed the positive fundamental data, causing the pullback in the stock. We sold the stock to reinvest the proceeds into what we consider to be better risk reward.

Outlook

The U.S. is in the midst of an economic recovery and we are seeing many indicators that make us moderately bullish. Company surveys by the research group ISI, measuring sales versus expectations, are at 5-year highs. Unemployment claims are at a post-recession low. The University of Michigan jobs survey increased to a record high in the first quarter (this survey has a high correlation with payroll employment). Real consumer spending is well above its 2007 peak. Corporate profits in the fourth quarter increased 7% year over year, according to ISI, with dividends up 15%, and payout ratios are near record lows (suggesting dividend growth should remain robust). ISI’s homebuilder survey broke above 50 and its house price survey made an upside breakout. ISI’s economic diffusion index, which incorporates all the U.S. economic and market data the company tracks, also made a new high. Other encouraging data include increases in asking prices of homes for sale, increases in building permits, increases in traffic of prospective home buyers and a stock market that is reasonably valued at about 13 times earnings.

However, the world is not without risk, which remains centered in Europe. Although the introduction of the LTRO did reduce tail risks, the core problems of over-indebtedness, austerity induced negative growth in the periphery and rising social risks remain. Peripheral bond spreads have started to widen again, which reflects the worse-than-expected growth and unrealistic deficit targets. Social and political issues are also contributing to the uncertainty with Irish referendums, elections in France, and mid 20% unemployment rates in Spain. We remain underweight Europe in the portfolio.

Offsetting this is continued steady growth in Asia and Latin America. We see falling growth rates and inflation in many of these geographies, which should help policy makers move to more accommodative stances that can help equity markets. We continue to see strong long-term growth and wealth creation in many of these markets and remain overweight in the portfolio.

Net of it all, we expect an improving U.S. economy and continued growth in emerging markets to offset the weakness emanating from Europe. We think it is prudent to expect continued bouts of volatility in the market, which we seek to take advantage of by buying great stocks for the long-term.

Thank you for investing in Janus Global Select Fund.

46 | MARCH 31, 2012

(unaudited)

Janus Global Select Fund At A Glance

5 Top Performers – Holdings

Contribution

Cobalt International Energy, Inc.	8.09%
Isuzu Motors, Ltd.	2.23%
Morgan Stanley	1.63%
NetApp, Inc.	1.57%
Prudential PLC	1.53%

5 Bottom Performers – Holdings

Contribution

NRG Energy, Inc.	–0.79%
Jain Irrigation Systems, Ltd.	–0.74%
Vertex Pharmaceuticals, Inc.	–0.42%
S&P 500 Index® – Put expires December 2012 exercise price $1,329.57	–0.35%
EVA Precision Industrial Holdings, Ltd.	–0.35%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	All Country World IndexSM

Energy	7.80%	8.52%	11.91%
Health Care	1.45%	9.31%	9.00%
Consumer Discretionary	1.44%	17.01%	10.16%
Telecommunication Services	0.70%	0.05%	4.76%
Other**	0.05%	–0.64%	0.00%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	All Country World IndexSM

Industrials	–1.69%	8.31%	10.47%
Materials	–1.29%	8.86%	8.24%
Information Technology	–1.01%	22.82%	12.44%
Utilities	–0.81%	2.38%	3.82%
Financials	–0.33%	21.43%	18.92%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Global & International Funds | 47

Janus Global Select Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Cobalt International Energy, Inc. Oil Companies – Exploration and Production	7.1%
Isuzu Motors, Ltd. Automotive – Cars and Light Trucks	6.8%
Ivanhoe Mines, Ltd. Metal – Diversified	6.2%
NetApp, Inc. Computers – Memory Devices	5.8%
ON Semiconductor Corp. Electronic Components – Semiconductors	5.0%

30.9%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 17.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

48 | MARCH 31, 2012

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012						per the January 27, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Select Fund – Class A Shares
NAV	25.83%	–6.35%	2.86%	7.33%	1.51%	1.09%	1.09%
MOP	18.56%	–11.74%	1.65%	6.69%	1.00%

Janus Global Select Fund – Class C Shares
NAV	25.33%	–7.05%	2.05%	6.51%	0.74%	1.82%	1.82%
CDSC	24.08%	–7.98%	2.05%	6.51%	0.74%

Janus Global Select Fund – Class D Shares(1)	25.93%	–6.11%	2.99%	7.41%	1.57%	0.86%	0.86%

Janus Global Select Fund – Class I Shares	25.90%	–6.13%	2.96%	7.39%	1.56%	0.85%	0.85%

Janus Global Select Fund – Class R Shares	25.63%	–6.70%	2.42%	6.86%	1.07%	1.47%	1.47%

Janus Global Select Fund – Class S Shares	26.17%	–6.09%	2.76%	7.17%	1.35%	1.22%	1.22%

Janus Global Select Fund – Class T Shares	26.00%	–6.17%	2.96%	7.39%	1.56%	0.97%	0.97%

Morgan Stanley Capital International All Country World IndexSM	19.91%	–0.73%	–0.19%	5.33%	1.94%

Lipper Quartile – Class T Shares	–	4th	1st	1st	3rd

Lipper Ranking – based on total return for Global Funds	–	591/707	52/403	15/191	74/133

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 49

Janus Global Select Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of a prior share class of the Fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 30, 2000
(1)	Closed to new investors.

50 | MARCH 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,258.30	$6.61

Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,253.30	$10.48

Hypothetical (5% return before expenses)	$1,000.00	$1,015.70	$9.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,259.30	$4.97

Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,259.00	$5.08

Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,256.30	$8.29

Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,261.70	$1.53*

Hypothetical (5% return before expenses)	$1,000.00	$1,023.65	$1.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,260.00	$5.42

Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$4.85

†	Expenses are equal to the annualized expense ratio of 1.17% for Class A Shares, 1.86% for Class C Shares, 0.88% for Class D Shares, 0.90% for Class I Shares, 1.47% for Class R Shares, 0.27% for Class S Shares and 0.96% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	A non-recurring expense adjustment impacted the ratio for Class S Shares. The expenses paid during the period would have been $6.79 for Class S Shares without the non-recurring expense adjustment.

Janus Global & International Funds | 51

Janus Global Select Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Contract Amounts		Value

Common Stock – 97.4%
Automotive – Cars and Light Trucks – 9.6%
44,459,258	Dongfeng Motor Group Co., Ltd.	$80,269,764
33,472,000	Isuzu Motors, Ltd.**	196,180,302
		276,450,066
Automotive – Truck Parts and Equipment – Original – 1.9%
914,945	WABCO Holdings, Inc.*,**	55,335,874
Casino Hotels – 2.5%
5,332,980	MGM Resorts International*,**	72,635,188
Coal – 1.7%
27,211,000	Sakari Resources, Ltd.	50,450,887
Coatings and Paint Products – 1.5%
673,700	Asian Paints, Ltd.**	42,876,627
Commercial Banks – 5.2%
4,739,700	Banco do Brasil S.A.**	67,405,719
108,007,000	China Construction Bank Corp.*	83,453,569
		150,859,288
Computers – Memory Devices – 5.8%
3,734,678	NetApp, Inc.*,**	167,201,534
Diversified Banking Institutions – 5.2%
5,960,848	Morgan Stanley**	117,071,055
1,113,317	Societe Generale S.A.**	32,609,257
		149,680,312
E-Commerce/Services – 0.8%
1,086,275	Ctrip.com International, Ltd. (ADR)*	23,506,991
Electronic Components – Semiconductors – 6.1%
819,769	Avago Technologies, Ltd.	31,946,398
16,100,311	ON Semiconductor Corp.*,**	145,063,802
		177,010,200
Electronic Measuring Instruments – 1.9%
21,822,840	Chroma ATE, Inc.*,£	55,631,634
Electronic Parts Distributors – 0.8%
16,449,000	WPG Holdings, Ltd.	22,416,007
Food – Retail – 1.8%
2,273,743	X5 Retail Group N.V. (GDR)**	52,159,664
Footwear and Related Apparel – 0.6%
162,433	Tod’s SpA**	18,270,491
Gas – Distribution – 0.6%
2,576,500	Beijing Enterprises Holdings, Ltd.	15,710,568
Independent Power Producer – 1.3%
2,414,628	NRG Energy, Inc.*	37,837,221
Insurance Brokers – 1.0%
2,715,300	Brasil Insurance Participacoes e Administracao S.A.**	29,017,564
Internet Gambling – 3.1%
36,220,021	Bwin.Party Digital Entertainment PLC**	89,786,864
Investment Companies – 1.0%
11,049,456	Infrastructure Development Finance Co., Ltd.**	29,283,011
Life and Health Insurance – 4.0%
9,612,788	Prudential PLC**	114,919,299
Machinery – General Industrial – 0.7%
996,500	Nabtesco Corp.**	20,447,819
Medical – Drugs – 4.6%
74,057,535	CFR Pharmaceuticals S.A.*	18,510,591
2,989,874	Endo Pharmaceuticals Holdings, Inc.*,**	115,797,820
		134,308,411
Metal – Diversified – 6.2%
11,353,139	Ivanhoe Mines, Ltd.*,**	178,630,917
Metal Processors and Fabricators – 0.9%
143,466,000	EVA Precision Industrial Holdings, Ltd.£	26,604,386
Oil Companies – Exploration and Production – 7.6%
6,887,360	Cobalt International Energy, Inc.*,**	206,827,421
473,180	Southwestern Energy Co.*	14,479,308
		221,306,729
Oil Companies – Integrated – 1.0%
1,017,930	Pacific Rubiales Energy Corp.	29,745,768
Pharmacy Services – 1.2%
494,171	Medco Health Solutions, Inc.*	34,740,221
Recreational Vehicles – 1.0%
2,151,900	Yamaha Motor Co., Ltd.**	28,839,361
Retail – Automobile – 1.8%
43,745,000	Baoxin Auto Group, Ltd.	52,334,237
Retail – Restaurants – 1.0%
20,989,000	Ajisen China Holdings, Ltd.	27,569,804
Rubber/Plastic Products – 0.8%
11,706,320	Jain Irrigation Systems, Ltd.**	22,624,405
Semiconductor Components/Integrated Circuits – 3.4%
9,895,936	Atmel Corp.*,**	97,573,929
Steel – Producers – 0.9%
1,029,656	ThyssenKrupp A.G.**	25,627,781
Telecommunication Equipment – 2.8%
20,288,956	Tellabs, Inc.**,£	82,170,272
Telecommunication Services – 1.9%
126,503,000	Tower Bersama Infrastructure Tbk PT	40,834,211
448,624	Ziggo N.V.**	13,992,766
		54,826,977
Transportation – Services – 2.1%
1,686,230	Gategroup Holding A.G.£	61,850,857
Wireless Equipment – 3.1%
8,704,887	Telefonaktiebolaget L.M. Ericsson – Class B	90,230,294

Total Common Stock (cost $2,545,481,877)		2,820,471,458

Purchased Options – Calls – 0.6%
3,710	Cobalt International Energy, Inc. expires July 2012 exercise price $45.00	221,613
21,950	Ford Motor Co. expires June 2012 exercise price $12.00	1,952,846
24,125	iShares Russell 2000 Index Fund (ETF)** expires December 2012 exercise price $95.16	4,213,219
15,240	Ivanhoe Mines, Ltd. expires January 2013 exercise price $23.00	1,131,396

See Notes to Schedules of Investments and Financial Statements.

52 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Contract Amounts		Value

Purchased Options – Calls – (continued)

11,500	Toyota Motor Corp. expires June 2012 exercise price 2,800.00 JPY	$10,854,093

Total Purchased Options – Calls (premiums paid $17,101,458)		18,373,167

Purchased Options – Puts – 2.0%
4,928	DAX Index expires April 2012 exercise price 6,135.00 EUR	48,111
42,200	DAX Index** expires June 2012 exercise price 6,887.40 EUR	12,603,515
27,000	Freeport-McMoran Copper & Gold, Inc. expires April 2012 exercise price $37.00	3,055,042
7,065	Freeport-McMoran Copper & Gold, Inc. expires May 2012 exercise price $37.00	2,353,398
24,125	iShares Russell 2000 Index Fund (ETF)** expires December 2012 exercise price $80.68	16,164,954
3,700	S&P 500® Index** expires December 2012 exercise price $1,329.57	24,847,157

Total Purchased Options – Puts (premiums paid $79,518,476)		59,072,177

Money Market – 0.4%
10,639,000	Janus Cash Liquidity Fund LLC, 0% (cost $10,639,000)	10,639,000

Total Investments (total cost $2,652,740,811) – 100.4%		2,908,555,802

Liabilities, net of Cash, Receivables and Other Assets**– (0.4)%		(12,126,592)

Net Assets – 100%		$2,896,429,210

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$96,423,283	3.3%
Canada	208,376,685	7.2%
Cayman Islands	130,015,418	4.5%
Chile	18,510,591	0.6%
China	163,723,333	5.6%
France	32,609,257	1.1%
Germany	38,279,407	1.3%
Gibraltar	89,786,864	3.1%
Hong Kong	15,710,568	0.5%
India	94,784,043	3.3%
Indonesia	40,834,211	1.4%
Italy	18,270,491	0.6%
Japan	256,321,575	8.8%
Netherlands	66,152,430	2.3%
Singapore	82,397,285	2.8%
Sweden	90,230,294	3.1%
Switzerland	61,850,857	2.1%
Taiwan	78,047,641	2.7%
United Kingdom	114,919,299	4.0%
United States††	1,211,312,270	41.7%

Total	$2,908,555,802	100.0%

††	Includes Cash Equivalents (41.3% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Brazilian Real 5/17/12	50,000,000	$27,131,354	$(153,908)
British Pound 5/17/12	11,500,000	18,385,860	(132,600)
Euro 5/17/12	19,000,000	25,342,243	(128,673)
Indian Rupee 5/17/12	2,326,000,000	45,189,674	(527,616)
Japanese Yen 5/17/12	4,500,000,000	54,404,518	267,511

		170,453,649	(675,286)

HSBC Securities (USA), Inc.:
Brazilian Real 4/5/12	32,000,000	17,528,783	531,947
British Pound 4/5/12	18,700,000	29,906,655	(413,763)
Euro 4/5/12	15,800,000	21,069,403	(175,167)
Indian Rupee 4/9/12	1,439,000,000	28,205,779	413,951
Japanese Yen 4/5/12	4,600,000,000	55,590,261	718,457

		152,300,881	1,075,425

JPMorgan Chase & Co.:
British Pound 5/24/12	23,900,000	38,208,333	(485,051)
Euro 5/24/12	15,700,000	20,941,543	(274,847)
Japanese Yen 5/24/12	5,100,000,000	61,662,556	4,635

		120,812,432	(755,263)

RBC Capital Markets Corp.:
Brazilian Real 5/10/12	40,000,000	21,736,162	145,676
British Pound 5/10/12	10,000,000	15,988,659	(107,059)
Euro 5/10/12	16,100,000	21,473,347	(213,297)
Japanese Yen 5/10/12	1,062,000,000	12,838,612	(93,337)

		72,036,780	(268,017)

Total		$515,603,742	$(623,141)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 53

Janus Global Select Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Financial Future – Short
975 Contracts	Russell 2000® Index Mini Futures expires June 2012, principal amount $76,320,904, value $80,652,000, cumulative depreciation	$(4,331,096)

Schedule of Written Options – Calls	Value

DAX Index expires April 2012 7,141 contracts exercise price 6,099.15 EUR	$(8,154,127)
DAX Index expires April 2012 2,464 contracts exercise price 6,135.00 EUR	(2,698,410)
DAX Index expires June 2012 42,200 contracts exercise price 7,064.00 EUR	(10,943,369)
Freeport-McMoran Copper & Gold, Inc. expires April 2012 27,000 contracts exercise price $37.00	(5,243,608)
Freeport-McMoran Copper & Gold, Inc. expires May 2012 13,500 contracts exercise price $37.00	(3,372,759)
iShares Russell 2000 Index Fund (ETF) expires December 2012 24,125 contracts exercise price $84.82	(13,626,220)
Isuzu Motors, Ltd. expires June 2012 1,500 contracts exercise price 500.00 JPY	(295,373)
Isuzu Motors, Ltd. expires June 2012 3,500 contracts exercise price 500.00 JPY	(689,203)
S&P 500® Index expires April 2012 3,500 contracts exercise price $1,430.00	(2,453,911)

Total Written Options – Calls (premiums received $45,131,636)	$(47,476,980)

Schedule of Written Options – Puts
DAX Index expires June 2012 42,200 contracts exercise price 6,286.97 EUR	$(4,456,000)
Ford Motor Co. expires June 2012 21,950 contracts exercise price $12.00	(998,095)
iShares Russell 2000 Index Fund (ETF) expires December 2012 24,125 contracts exercise price $70.34	(8,302,930)
Ivanhoe Mines, Ltd. expires January 2013 15,240 contracts exercise price $14.00	(2,954,503)
Masco Corp. expires April 2012 2,750 contracts exercise price $11.00	(20,025)
Medco Health Solutions, Inc. expires June 2012 10,000 contracts exercise price $60.00	(1,103,911)
Petroleo Brasileiro S.A. expires May 2012 5,000 contracts exercise price $25.96	(506,893)
Petroleo Brasileiro S.A. expires May 2012 20,000 contracts exercise price $27.33	(3,410,216)
S&P 500® Index expires December 2012 3,700 contracts exercise price $1,153.20	(11,372,261)
Toyota Motor Corp. expires June 2012 11,500 contracts exercise price 3,000.00 JPY	(322,776)

Total Written Options – Puts (premiums received $54,556,070)	$(33,447,610)

Total Return Swap outstanding at March 31, 2012

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Depreciation

UBS A.G.	$(131,717,053)	768,000 for every 1 increase above the starting price of 99.4345 in the UBS Custom Crude and Copper Strategy Index Total Return	768,000 for every 1 decrease above the starting price of 99.4345 in the UBS Custom Crude and Copper Strategy Index Total Return	1/14/13	$(969,437)

See Notes to Schedules of Investments and Financial Statements.

54 | MARCH 31, 2012

Janus Global Technology Fund (unaudited)

Fund Snapshot
We seek to identify strong technology-related businesses with sustainable competitive advantages and improving returns on capital. We believe what sets us apart is the depth of our research, our investment conviction, and our commitment to delivering superior long-term results for our clients.
Brad Slingerlend portfolio manager

Performance

Janus Global Technology Fund’s Class T Shares returned 25.58% over the six-month period ended March 31, 2012. The Fund’s primary benchmark, the S&P 500 Index, returned 25.89%, and its secondary benchmark, the MSCI World Information Technology Index, returned 28.20% during the period.

Market Environment

Technology stocks helped lead global indices higher during the period after a weak relative performance during calendar year 2011. The rebound was due in part to supply chain semiconductor stocks bouncing off a cyclical low and investors taking advantage of low valuations in large cap technology companies. Improvement in the U.S. economy helped consumer discretionary stocks, which positively impacted consumer electronics like smartphones and tablet computers. Enterprise IT spending was moderately slower due to Europe’s sovereign debt crisis, weakness in financial services broadly, and modest softening in U.S. federal government spending. However, companies focused on big data, server virtualization, storage and cloud computing did not see a slowdown. There was a downturn in hard-disk storage production in the fourth quarter of 2012 due to floods in Thailand, where many key hard-drive components are made. However, the hard-drive impact had largely eased during the first quarter of 2012.

Portfolio Manager Comments

Although the Fund returned solid absolute performance, we were disappointed with the relative performance in the period. We focus our time and effort positioning the portfolio to outperform over the long term, and this past year did not go our way. Compared to the MSCI World Information Technology Index we owned more cyclical companies which underperformed in an uncertain global economic environment, and fewer services companies which outperformed. Our focus on deriving insights from in depth fundamental research remains the same. We continue to find attractive companies to own in the technology sector with strong long-term prospects. Two of our key themes are 1) the rise of the smart phone globally, and 2) increasing use of data analytics – I would like to spend some time exploring these topics here.

Will Homo economicus prove to be real after all? Since Adam Smith begat modern economic theory we have always relied on the flawed idea that the human species is rational and self-interested with access to perfect information. However, in modern times, these flaws in traditional economic theory have created wide ranging global economic challenges. But, is this now changing because of two important trends in technology – smart phones and data analytics?

In theory, the price of ice cream should be the same at your nearby grocery store and your nearby super center, but this is not true in practice. Rational consumers should seek out the best price, but often irrational notions factor into purchase decisions – convenience, lack of information, etc. But what if you did have access to perfect, real-time information?

Say you are in the market for a new LCD TV: using eBay’s Red Laser app you can scan barcodes as you walk through Best Buy and find the lowest price either online or at other physical stores near you.

Say you want to live healthier: new healthcare smartphone apps allow you to very easily track your food consumption and exercise, or even monitor key aspects of your body. Will this access to information cause people to eat healthier, exercise more and generally be happier? In a rational world it certainly would change behavior, with large implications to insurers and drug companies.

Say you want to know where to buy the cheapest basket of groceries nearest to you: now, with shopping list apps you can see where your basket of items is the cheapest.

There is a behavioral revolution taking place with smartphones. Access to the world’s information in your pocket with easy and inexpensive apps to provide you data should allow Homo economicus, the rational

Janus Global & International Funds | 55

Janus Global Technology Fund (unaudited)

consumer, to finally behave according to “theory.” Many economic theories that are intuitively logical, but have been thrown out, may turn out to be quite true in the midst of this revolution.

So what does this have to do with investing in tech stocks? Good question.

Platforms: New platforms are key to enabling this transformative trend in data. Companies like Amazon.com, with their cloud computing platform Amazon Web Services, allow startups to create low cost apps for consumers and businesses. Apple’s iOS operating system and Google’s Android platform enable computing power and access to information we could not even dream of a few years ago. We see many companies now thinking more broadly about the ecosystem they operate in and how they can be platforms for their customers and partners.

Making the complex simple: Apple’s strength in making the complex simple and easy to use by the masses is a trend we see showing up across several other areas of technology. For example, enterprise software, once complicated and buried in computer programming code, is now accessible by employees with iPads. This simplification and consumerization has broad implications for adoption and growth of technology products and services, and ultimately the global economy.

Driving insight from data: Insight from data analysis is becoming a core competency for many companies in many industries. We are beginning to see leaders emerge in sectors like retail and financials based on their ability to understand and leverage data to create better products and happier customers. In the retail sector some particularly interesting technology developments are starting to have a large impact. Forward thinking retailers leveraging the latest analytics and electronic payment platforms, such as PayPal (owned by eBay), are able to gather data to create more loyal customers while spending less on marketing; or better yet taking marketing dollars and putting them directly in consumer pockets in the form of coupons and rebates. Technology that makes this possible requires heavy investment in software, storage, and new in store devices – leveraging the products of many companies we invest in the Janus Global Technology Fund such as Apple, EMC, NetApp, Teradata, eBay, and Qlik Technologies.

Now that I think about it, I may just ignore my diet app and my shopping list app and run to 7-11 tonight for my ice cream, after all, it is closer...so much for Homo economicus!

Detractors from Performance

Chinese travel company Ctrip.com International was the most significant individual detractor. The company experienced margin pressures on some of its business lines during the period from competitors seeking to gain market share. We do not believe such competition will negatively impact Ctrip.com materially long term due its strong market position. We think Ctrip.com is well positioned to benefit from a burgeoning travel industry. As GDP per capita continues to grow in China, domestic and international travel will increase as well. Ctrip has a competitive advantage with its large network of sales agents who collect cash and issue tickets for air travel and hotels. We also think it will benefit from the Chinese government’s continued strong promotion of domestic travel.

Solar module component maker STR Holdings traded lower after reporting lower-than-expected results. The timing of the solar market recovery will be much slower than we anticipated and we are less optimistic when STR’s customers will begin making substantial orders again; therefore, we sold our position.

Finally, Iron Mountain was also weak during the period. We believe this provider of document storage services can maintain its highly recurring and predictable revenues and pricing power given its dominant market position. Iron Mountain continues to generate significant free cash flow with which it has been buying back stock. We also think there’s a chance the company could convert to a real estate investment trust, which could significantly boost the stock price.

Contributors to Performance

Among individual contributors, Apple benefited from a strong earnings report, driven by significant iPhone and iPad sales. The computer and mobile device maker also initiated its first dividend and share repurchase program during the period. Apple has been the beneficiary of incremental sales opportunities over the past few years from new geographies (such as China), phone service carriers and products (such as iPad). We think it continues to have strong opportunities as its ecosystem continues to grow; its products reach new countries; and lower price points draw new customers. Apple continues to execute its business plan extremely well, and its stock remains reasonably valued, in our view.

Microsoft, another key contributor, also reported better-than-expected earnings although revenue growth came in below estimates. We think Microsoft will benefit from its Windows 8 launch later this year, a strong shift to

56 | MARCH 31, 2012

(unaudited)

multi-year agreements and services (now the majority of the enterprise revenues) and significant traction in key lock-in products like System Center. Windows 8 has the potential to be a strong competitor on desktops, laptops, tablets, and smart phones, and Microsoft’s XBOX platform is gaining share and expanding product offerings in the living room.

Additionally, Amphenol aided performance. We favor the maker of electrical and fiber optic connectors for its competitive position in that it produces historically relatively low-cost, uniquely-designed products that are unlikely to be replaced once they are included in a product (autos, computers etc.). The business model has enabled the company to grow with good margins; it has also served a diversified base of customers, so it has not been too heavily exposed to any one sector or industry.

Derivatives

We initiated and owned positions in futures contracts and derivatives, such as options, in order to help mitigate the risks and potentially enhance the performance of the Fund. During the period, these positions in aggregate contributed to performance. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Thank you for your investment in Janus Global Technology Fund.

Janus Global & International Funds | 57

Janus Global Technology Fund (unaudited)

Janus Global Technology Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.93%
Microsoft Corp.	1.83%
eBay, Inc.	1.35%
Amphenol Corp. – Class A	1.33%
EMC Corp.	1.31%

5 Bottom Performers – Holdings

Contribution

Ctrip.com International, Ltd. (ADR)	–0.25%
PowerShares QQQ Trust (ETF)	–0.24%
STR Holdings, Inc.	–0.22%
Iron Mountain, Inc.	–0.20%
Seagate Technology PLC	–0.20%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	1.28%	74.11%	19.69%
Consumer Staples	1.07%	0.00%	11.12%
Telecommunication Services	0.81%	3.05%	2.94%
Utilities	0.42%	0.49%	3.64%
Energy	0.33%	0.00%	12.11%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–1.25%	0.00%	13.92%
Industrials	–1.14%	7.08%	10.69%
Consumer Discretionary	–1.03%	11.31%	10.76%
Materials	–0.14%	0.20%	3.56%
Other**	0.03%	–0.43%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

58 | MARCH 31, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Microsoft Corp. Applications Software	5.3%
eBay, Inc. E-Commerce/Products	4.8%
Apple, Inc. Computers	4.2%
TE Connectivity, Ltd. (U.S. Shares) Electronic Components – Miscellaneous	3.3%
Amphenol Corp. – Class A Electronic Connectors	3.0%

20.6%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 3.5% for long positions of total net assets.

*Includes Securities Sold Short of (0.8)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

Janus Global & International Funds | 59

Janus Global Technology Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012						per the January 27, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Global Technology Fund – Class A Shares
NAV	25.45%	5.12%	7.27%	5.20%	5.02%	1.13%
MOP	18.22%	–0.94%	6.01%	4.58%	4.55%

Janus Global Technology Fund – Class C Shares
NAV	25.15%	4.40%	6.46%	4.42%	4.26%	1.85%
CDSC	23.90%	3.36%	6.46%	4.42%	4.26%

Janus Global Technology Fund – Class D Shares(1)	25.70%	5.33%	7.41%	5.32%	5.17%	0.92%

Janus Global Technology Fund – Class I Shares	25.68%	5.43%	7.37%	5.31%	5.15%	0.88%

Janus Global Technology Fund – Class S Shares	25.42%	4.97%	7.10%	5.04%	4.87%	1.26%

Janus Global Technology Fund – Class T Shares	25.58%	5.28%	7.37%	5.31%	5.15%	1.01%

S&P 500® Index	25.89%	8.54%	2.01%	4.12%	2.87%

Morgan Stanley Capital International World Information Technology Index	28.20%	14.30%	5.03%	3.81%	0.83%

Lipper Quartile – Class T Shares	–	2nd	3rd	3rd	3rd

Lipper Ranking – based on total return for Global Science and Technology Funds	–	19/42	13/22	15/19	5/7

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

60 | MARCH 31, 2012

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of a prior share class of the Fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

Janus Global & International Funds | 61

Janus Global Technology Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,254.50	$6.93

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,251.50	$11.14

Hypothetical (5% return before expenses)	$1,000.00	$1,015.10	$9.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,257.00	$5.25

Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,256.80	$5.36

Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,254.80	$7.10

Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,256.50	$5.70

Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.10

†	Expenses are equal to the annualized expense ratio of 1.23% for Class A Shares, 1.98% for Class C Shares, 0.93% for Class D Shares, 0.95% for Class I Shares, 1.26% for Class S Shares and 1.01% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

62 | MARCH 31, 2012

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Common Stock – 98.9%
Applications Software – 6.8%
1,469,178	Microsoft Corp.**	$47,380,991
426,385	RealPage, Inc.*	8,173,800
31,965	Salesforce.com, Inc.*	4,938,912
		60,493,703
Cable/Satellite Television – 2.1%
155,675	Comcast Corp. – Class A	4,671,807
168,645	Time Warner Cable, Inc.	13,744,567
		18,416,374
Commercial Services – 2.4%
566,925	Iron Mountain, Inc.	16,327,440
533,679	Live Nation Entertainment, Inc.*	5,016,583
		21,344,023
Commercial Services – Finance – 2.0%
43,110	MasterCard, Inc. – Class A	18,129,479
Computer Aided Design – 3.6%
257,805	ANSYS, Inc.*	16,762,481
348,040	Autodesk, Inc.*	14,729,053
		31,491,534
Computer Services – 0.5%
59,710	Cognizant Technology Solutions Corp. – Class A*	4,594,685
Computer Software – 2.2%
236,325	Blackbaud, Inc.	7,853,080
425,555	Cornerstone OnDemand, Inc.*	9,294,121
118,870	SS&C Technologies Holdings, Inc.*	2,773,237
		19,920,438
Computers – 4.2%
62,720	Apple, Inc.*	37,598,758
Computers – Integrated Systems – 3.3%
283,880	Jack Henry & Associates, Inc.	9,685,985
287,285	Teradata Corp.*	19,578,473
		29,264,458
Computers – Memory Devices – 5.1%
883,270	EMC Corp.*,**	26,392,108
422,460	NetApp, Inc.*	18,913,534
		45,305,642
Consulting Services – 3.7%
364,012	Gartner, Inc.*	15,521,472
222,135	Verisk Analytics, Inc. – Class A*	10,433,681
181,385	Zillow, Inc.*	6,455,492
		32,410,645
E-Commerce/Products – 7.5%
94,730	Amazon.com, Inc.*,**	19,183,772
1,142,605	eBay, Inc.*,**	42,150,698
41,390	Netflix, Inc.*	4,761,506
		66,095,976
E-Commerce/Services – 0.9%
165,170	Ctrip.com International, Ltd. (ADR)*	3,574,279
98,915	OpenTable, Inc.*	4,003,090
		7,577,369
Electronic Components – Miscellaneous – 3.3%
803,864	TE Connectivity, Ltd. (U.S. Shares)	29,542,002
Electronic Components – Semiconductors – 5.5%
898,863	ARM Holdings PLC**	8,510,354
189,815	Ceva, Inc.*	4,310,698
2,876,892	ON Semiconductor Corp.*	25,920,797
4,610	Samsung Electronics Co., Ltd.	5,188,234
127,005	Xilinx, Inc.	4,626,792
		48,556,875
Electronic Connectors – 3.0%
445,566	Amphenol Corp. – Class A	26,631,480
Electronic Measuring Instruments – 0.5%
94,430	Agilent Technologies, Inc.	4,203,079
Electronics – Military – 1.3%
419,024	Ultra Electronics Holdings PLC**	11,720,904
Enterprise Software/Services – 5.0%
263,558	Aveva Group PLC**	6,984,432
63,180	Informatica Corp.*	3,342,222
809,505	Oracle Corp.	23,605,166
328,580	QLIK Technologies, Inc.*,**	10,514,560
		44,446,380
Entertainment Software – 1.1%
569,200	Nexon Co., Ltd.*,**	9,918,869
Industrial Automation and Robotics – 2.0%
99,600	FANUC Corp.**	17,669,221
Internet Applications Software – 0.6%
200,700	Tencent Holdings, Ltd.	5,598,189
Internet Content – Entertainment – 2.2%
276,846	Youku.com, Inc. (ADR)*	6,087,844
989,513	Zynga, Inc. – Class A*	13,012,096
		19,099,940
Internet Content – Information/News – 1.6%
127,975	Bankrate, Inc.*	3,167,381
69,195	LinkedIn Corp. – Class A*	7,057,198
134,260	Yelp, Inc.*	3,610,252
		13,834,831
Internet Gambling – 1.3%
4,475,540	Bwin.Party Digital Entertainment PLC**	11,094,546
Media – 0.3%
186,260	Workday, Inc. – Private Placement°° ,§	2,469,808
Medical – Biomedical and Genetic – 1.6%
183,361	Celgene Corp.*	14,214,145
Medical Information Systems – 2.1%
250,140	athenahealth, Inc.*	18,540,377
Multimedia – 2.4%
496,020	Demand Media, Inc.*	3,596,145
431,975	News Corp. – Class A	8,505,588
208,795	Walt Disney Co.	9,141,045
		21,242,778
Networking Products – 1.0%
424,625	Cisco Systems, Inc.	8,980,819
Printing – Commercial – 1.1%
247,716	VistaPrint N.V. (U.S. Shares)*	9,574,223

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 63

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Semiconductor Components/Integrated Circuits – 5.8%
2,604,620	Atmel Corp.*,**	$25,681,553
8,935,000	Taiwan Semiconductor Manufacturing Co., Ltd.*	25,715,499
		51,397,052
Semiconductor Equipment – 2.5%
440,596	ASML Holding N.V.	22,020,693
Software Tools – 0.5%
39,265	VMware, Inc. – Class A*	4,412,208
Telecommunication Equipment – Fiber Optics – 0.5%
312,000	Corning, Inc.	4,392,960
Telecommunication Services – 2.2%
627,600	Amdocs, Ltd. (U.S. Shares)*,**	19,819,608
Television – 1.1%
297,842	CBS Corp. – Class B	10,099,822
Toys – 0.8%
48,160	Nintendo Co., Ltd.**	7,245,825
Transactional Software – 1.2%
221,805	Solera Holdings, Inc.	10,178,631
Wireless Equipment – 4.1%
291,774	Crown Castle International Corp.*	15,563,225
209,985	SBA Communications Corp. – Class A*	10,669,338
987,641	Telefonaktiebolaget L.M. Ericsson – Class B	10,237,369
		36,469,932

Total Common Stock (cost $697,417,976)		876,018,281

Money Market – 1.3%
11,499,000	Janus Cash Liquidity Fund LLC, 0% (cost $11,499,000)	11,499,000

Total Investments (total cost $708,916,976) – 100.2%		887,517,281

Securities Sold Short – (0.8)%
Common Stock Sold Short – (0.8)%
Computers – Memory Devices – (0.2)%
65,150	Seagate Technology PLC	(1,755,793)
Computers – Peripheral Equipment – (0.2)%
44,595	Synaptics, Inc.*	(1,628,163)
Printing – Commercial – (0.4)%
148,495	Valassis Communications, Inc.*	(3,415,385)

Total Securities Sold Short (proceeds $7,872,326)		(6,799,341)

Cash, Receivables and Other Assets, net of Liabilities**– 0.6%		4,949,028

Net Assets – 100%		$885,666,968

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Cayman Islands	$15,260,312	1.7%
Gibraltar	11,094,546	1.2%
Guernsey	19,819,608	2.2%
Japan	34,833,915	3.9%
Netherlands	31,594,916	3.6%
South Korea	5,188,234	0.6%
Sweden	10,237,369	1.2%
Switzerland	29,542,002	3.3%
Taiwan	25,715,499	2.9%
United Kingdom	27,215,690	3.1%
United States††	677,015,190	76.3%

Total	$887,517,281	100.0%

††	Includes Cash Equivalents (75.0% excluding Cash Equivalents).

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Ireland	$(1,755,793)	25.8%
United States	(5,043,548)	74.2%

Total	$(6,799,341)	100.0%

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 5/17/12	2,395,000	$3,829,055	$(27,615)
Japanese Yen 5/17/12	750,000,000	9,067,420	44,585

		12,896,475	16,970

HSBC Securities (USA), Inc.:
British Pound 4/5/12	1,280,000	2,047,087	(28,322)
Japanese Yen 4/5/12	530,000,000	6,404,965	73,187

		8,452,052	44,865

JPMorgan Chase & Co.:
British Pound 5/24/12	2,000,000	3,197,350	(40,590)
Japanese Yen 5/24/12	363,000,000	4,388,923	330

		7,586,273	(40,260)

RBC Capital Markets Corp.: Japanese Yen 5/10/12	530,000,000	6,407,217	(46,581)

Total		$35,342,017	$(25,006)

See Notes to Schedules of Investments and Financial Statements.

64 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Schedule of Written Options – Calls	Value

Corning, Inc. expires January 2013 3,120 contracts exercise price $15.00	$(348,860)
Oracle Corp. expires September 2012 2,955 contracts exercise price $33.00	(160,464)

Total Written Options – Calls (premiums received $629,520)	$(509,324)

Schedule of Written Options – Puts
Atmel Corp. expires August 2012 5,300 contracts exercise price $8.00	$(231,138)
Corning, Inc. expires January 2013 3,120 contracts exercise price $12.50	(315,724)
Microsoft Corp. expires January 2013 5,075 contracts exercise price $25.00	(370,052)
Oracle Corp. expires September 2012 2,955 contracts exercise price $28.00	(453,724)

Total Written Options – Puts (premiums received $1,914,565)	$(1,370,638)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 65

Janus International Equity Fund (unaudited)

Fund Snapshot
We invest in international companies that we believe have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest where we believe we have differentiated research, in an effort to deliver superior risk-adjusted results over the long term.
Julian McManus co-portfolio manager	Guy Scott co-portfolio manager	Carmel Wellso co-portfolio manager

Performance Overview

Janus International Equity Fund’s Class I Shares returned 18.77% over the six-month period ended March 31, 2012. The Fund’s primary benchmark, the MSCI EAFE Index, returned 14.56%, and its secondary benchmark, the MSCI All Country World ex-U.S. Index, returned 15.37% during the period.

Market Environment

We believe that the fourth quarter of 2011 will prove to have been the inflection point for European stock markets. National governments, the European Central Bank (ECB) and the European Commission have been taking small steps toward what we hope are lasting structural and fiscal improvements. On the political front, Italy and Spain have newly elected leaders who have been instrumental in forming their nations’ recovery plans.

The ECB’s decision to inject liquidity through its Long Term Refinancing Operation (LTRO) took a significant amount of fear out of the market. The action removed to a large extent the risk of the financial system freezing up and related effects it might have had in a Lehman-style global crisis. With fear easing, investors looked more closely at valuations and invested on company fundamentals, which led to a broad-based rally. In general, stock correlations declined and the market moved away from the risk-on, risk-off trade so prevalent in recent years.

In Asia, investors moved from concerns over inflation to worries that China could experience a hard economic landing from government tightening policies. China announced the reserve requirement ratio for its banks would be lowered in an effort to boost liquidity after having raised the ratio six times during 2011. In India, industrial production stopped growing, which surprised investors and contributed to continued weakness in that market.

Also notable was the Bank of Japan’s (BOJ) decision for the first time to target inflation in setting monetary policy. The central bank substantially increased the size of its quantitative easing program or bond purchasing program and committed to implement this by the end of the year. It is clear that not only is the BOJ going to target inflation, but also the yen to help the country’s exporters regain their competitiveness.

Performance Overview

Among individual contributors, chemicals maker LyondellBasell’s shares rallied over 108.39%. Ethane, a raw material used in the production of ethylene, dropped the most in five months, improving profitability for the company. The large chemical producer has a cost advantage since the primary input to its production process is natural gas, a commodity that has experienced considerable price pressure due to excess supply. We also feel the company’s management team is return-on-capital driven and disciplined on investing in its business. Lyondell announced a special dividend during the period and bought back its high-cost debt with cash and refinanced some of it at lower costs, all of which were value creating moves in our view.

Our holdings in Japan were also a key contributor, led by our holdings in Isuzu Motors. The truck maker benefited from increased market expectations for its earnings. Isuzu has a strong market position in mid and light-duty trucks in emerging markets (particularly Southeast Asia and the Middle East), where demand is growing significantly, in our view. Due to shrinkage in the Japanese truck market, there’s also significant amount of spare capacity in its domestic market. Additionally, Isuzu has benefited by reducing costs during the global financial crisis. As a result, the high incremental margins available from putting Isuzu’s spare capacity to work are driving rapid earnings growth while the valuation remains compelling.

On a country basis, our U.K. holdings were the largest contributors led by insurer Prudential, which also recorded significant gains as part of a general rebound in the financial sector late in the period and a strong earnings report driven by better-than-expected results in Asia. We

66 | MARCH 31, 2012

(unaudited)

continue to believe the U.K. insurer is outperforming its peers in Asia.

Relative detractors were led by our holdings in India, where delays in government approvals stalled major infrastructure projects and negatively impacted energy conglomerate Reliance Industries and Adani Enterprises, a coal producer. We think the scale and complexity of Reliance’s refineries could result in significantly better-than-industry average refining margins. We also believe that the company’s offshore oil and gas fields offer potentially significant increases in oil and gas reserves and production growth. We like Adani for its integrated approach involving coal mining, coal logistics and power generation to power transmission. Adani is uniquely positioned, in our view, to better mine domestic coal and transport it from the Eastern India coal belt to the Western India power plants via its rail and port facilities.

Chinese travel company Ctrip.com International was the most significant individual detractor. The company experienced margin pressures on some of its business lines during the period from competitors seeking to gain market share. We do not believe such competition will negatively impact Ctrip.com materially long term due its strong market position. We think Ctrip.com is well positioned to benefit from a burgeoning travel industry. As GDP per capita continues to grow in China, domestic and international travel will increase as well. Ctrip has a competitive advantage with its large network of sales agents who collect cash and issue tickets for air travel and hotels. We also think it will benefit from the Chinese government’s continued strong promotion of domestic travel.

Japanese electronics retailer Yamada Denki also weighed on performance. The company’s comparable sales lagged year-over-year due to significant digital TV sales last year after the country ended its analog signal conversion and forced consumers to upgrade. We felt the short-term TV cycle should have been priced into the stock, but it apparently wasn’t. We took advantage of the price weakness by adding to our position. As the dominant consumer electronics retailer in Japan, Yamada Denki continues to gain market share, and it is stronger than competitors in terms of profitability and balance sheet strength. The company also benefits from its size in terms of making purchases on better terms than competitors.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

In Europe, we are concerned higher oil prices could have a further deteriorating impact on an economy that already is likely in a recession. Germany is the continent’s one area of strength, but since half of its exports are to other European countries it may be difficult for it to avoid a recession as well. Tighter fiscal budgets and higher taxes will continue to weigh on consumption. Countries of particular concern to us are Spain, Italy and France. In general, we expect the second half of the year to be weaker than the first half for the region.

Conversely, we think the first quarter will mark the low point for China’s economy this year and expect a stronger performance in the second half of the year when stimulus measures should have a more meaningful impact. China reduced its growth expectations to 7.5% annual GDP growth from the 8% it had used the previous eight years, but we feel that is less of a concern than the market seems to believe since it aligned with the Chinese Government’s five-year plan. We continue to believe China will avoid a hard landing, which is the biggest fear for people investing in Asia.

We have become more optimistic on Japan based on the change in monetary policy that coincides with global manufacturing data turning up, a key driver of the country’s economy historically. Reconstruction from last year’s earthquake and tsunami should also drive demand. We increased our weighting in Japan from 16% to 21% by establishing a position in a motorcycle manufacturer and adding to our position in a heating and air conditioning provider, among other additions to the Fund.

Thank you for your investment in Janus International Equity Fund.

Janus Global & International Funds | 67

Janus International Equity Fund (unaudited)

Janus International Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

LyondellBasell Industries N.V. – Class A	1.24%
Isuzu Motors, Ltd.	1.04%
Prudential PLC	0.96%
FANUC Corp.	0.93%
Youku.com, Inc. (ADR)	0.87%

5 Bottom Performers – Holdings

Contribution

Ctrip.com International, Ltd. (ADR)	–0.81%
Nippon Sheet Glass Co., Ltd.	–0.29%
Yamada Denki Co., Ltd.	–0.28%
Adani Enterprises, Ltd.	–0.23%
Reliance Industries, Ltd.	–0.19%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Information Technology	1.25%	11.12%	4.75%
Materials	1.04%	5.83%	10.37%
Telecommunication Services	0.83%	0.00%	5.89%
Utilities	0.65%	0.34%	4.50%
Financials	0.42%	24.98%	22.14%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Industrials	–0.61%	13.93%	12.50%
Consumer Discretionary	–0.27%	14.44%	10.25%
Consumer Staples	0.12%	12.76%	11.21%
Health Care	0.17%	2.56%	9.53%
Energy	0.32%	14.04%	8.86%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

68 | MARCH 31, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Isuzu Motors, Ltd. Automotive – Cars and Light Trucks	3.1%
FANUC Corp. Industrial Automation and Robotics	3.0%
Mitsubishi Estate Co., Ltd. Real Estate Management/Services	2.8%
Kuehne + Nagel International A.G. Transportation – Services	2.7%
Yamada Denki Co., Ltd. Retail – Consumer Electronics	2.7%

14.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 10.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

Janus Global & International Funds | 69

Janus International Equity Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012					per the January 27, 2012 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus International Equity Fund – Class A Shares
NAV	18.57%	–5.44%	1.10%	2.97%	1.23%	1.23%
MOP	11.80%	–10.88%	–0.10%	1.83%

Janus International Equity Fund – Class C Shares
NAV	18.12%	–6.17%	0.23%	2.09%	1.99%	1.99%
CDSC	16.95%	–7.11%	0.23%	2.09%

Janus International Equity Fund – Class D Shares(1)	18.72%	–5.18%	1.30%	3.20%	1.16%	1.16%

Janus International Equity Fund – Class I Shares	18.77%	–5.13%	1.34%	3.24%	0.91%	0.91%

Janus International Equity Fund – Class R Shares	18.39%	–5.81%	0.56%	2.43%	1.64%	1.64%

Janus International Equity Fund – Class S Shares**	20.20%	–4.25%	1.34%	3.24%	1.39%	1.39%

Janus International Equity Fund – Class T Shares	18.69%	–5.31%	1.17%	3.06%	1.13%	1.13%

Morgan Stanley Capital International EAFE® Index	14.56%	–5.77%	–3.51%	–1.63%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	15.37%	–7.18%	–1.56%	0.16%

Lipper Quartile – Class I Shares	–	2nd	1st	1st

Lipper Ranking – based on total return for International Funds	–	438/1,291	43/866	30/817

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

70 | MARCH 31, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 was calculated using the performance and the fees and expenses of one or more other share classes of a predecessor fund(s), accounting for, when applicable and permitted, any fee and expense limitations and waivers. If each respective share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s Class I Shares. The performance shown reflects the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

November 30, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date — November 28, 2006
**	Total return reflects non-recurring income from an affiliated party. This resulted in an increase to the total return of 1.06% for the six-month period ended March 31, 2012, 0.84% for the one-year period ended March 31, 2012, 0.07% for the five-year period ended March 31, 2012, and 0.12% for the since inception period ended March 31, 2012.
(1)	Closed to new investors.

Janus Global & International Funds | 71

Janus International Equity Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,186.80	$7.27

Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.71

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,181.20	$11.45

Hypothetical (5% return before expenses)	$1,000.00	$1,014.50	$10.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,188.30	$6.13

Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,187.70	$5.41

Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,183.90	$9.34

Hypothetical (5% return before expenses)	$1,000.00	$1,016.45	$8.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,202.00	$3.25*

Hypothetical (5% return before expenses)	$1,000.00	$1,022.05	$2.98

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,188.20	$6.56

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06

†	Expenses are equal to the annualized expense ratio of 1.33% for Class A Shares, 2.10% for Class C Shares, 1.12% for Class D Shares, 0.99% for Class I Shares, 1.71% for Class R Shares, 0.59% for Class S Shares and 1.20% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	A non-recurring expense adjustment impacted the ratio for Class S Shares. The expenses paid during the period would have been $7.93 for Class S Shares without the non-recurring expense adjustment.

72 | MARCH 31, 2012

Janus International Equity Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Common Stock – 94.6%
Advertising Agencies – 1.4%
225,067	WPP PLC	$3,075,787
Agricultural Chemicals – 1.0%
46,796	Potash Corp. of Saskatchewan, Inc.	2,137,074
Apparel Manufacturers – 1.2%
417,500	Prada SpA	2,715,124
Automotive – Cars and Light Trucks – 3.1%
1,177,000	Isuzu Motors, Ltd.**	6,898,429
Building Products – Air and Heating – 1.8%
148,800	Daikin Industries, Ltd.**	4,051,316
Cable/Satellite Television – 1.0%
37,108	Kabel Deutschland Holding A.G.*	2,291,570
Chemicals – Diversified – 1.2%
59,830	LyondellBasell Industries N.V. – Class A	2,611,579
Commercial Banks – 7.8%
297,476	Banco Bilbao Vizcaya Argentaria S.A.	2,367,003
280,200	Banco do Brasil S.A.	3,984,869
1,561,500	China Merchants Bank Co., Ltd.	3,193,260
297,495	DBS Group Holdings, Ltd.	3,356,791
183,470	Standard Chartered PLC	4,577,433
		17,479,356
Cosmetics and Toiletries – 1.0%
35,191	Beiersdorf A.G.	2,295,902
Distribution/Wholesale – 2.1%
47,871	Adani Enterprises, Ltd.	286,484
1,876,000	Li & Fung, Ltd.	4,305,090
		4,591,574
Diversified Banking Institutions – 2.3%
44,911	BNP Paribas S.A.	2,130,534
2,283,157	Lloyds Banking Group PLC*	1,227,078
64,185	Societe Generale S.A.	1,879,990
		5,237,602
E-Commerce/Services – 1.4%
140,270	Ctrip.com International, Ltd. (ADR)*	3,035,443
Electronic Components – Semiconductors – 0.8%
190,723	ARM Holdings PLC	1,805,748
Electronic Measuring Instruments – 2.5%
24,090	Keyence Corp.**	5,665,153
Finance – Other Services – 1.9%
256,900	Hong Kong Exchanges & Clearing, Ltd.	4,317,341
Food – Miscellaneous/Diversified – 2.8%
59,529	Danone	4,151,654
58,757	Unilever N.V.	1,999,153
		6,150,807
Food – Wholesale/Distribution – 1.7%
2,042,409	Olam International, Ltd.	3,835,510
Industrial Automation and Robotics – 3.0%
38,100	FANUC Corp.**	6,759,009
Internet Content – Entertainment – 0.8%
77,927	Youku.com, Inc. (ADR)*	1,713,615
Life and Health Insurance – 6.0%
1,458,800	AIA Group, Ltd.	5,344,656
296,275	ING Groep N.V.*	2,468,070
471,369	Prudential PLC	5,635,139
		13,447,865
Machinery – General Industrial – 2.1%
137,087	Hexagon A.B. – Class B	2,661,602
98,600	Nabtesco Corp.**	2,023,236
		4,684,838
Machinery – Pumps – 1.6%
127,435	Weir Group PLC	3,595,172
Medical – Drugs – 1.7%
69,818	Novartis A.G.	3,865,367
Medical Instruments – 1.0%
44,847	Elekta A.B. – Class B	2,271,069
Metal – Diversified – 1.4%
55,134	Rio Tinto PLC	3,038,556
Metal – Iron – 1.0%
384,251	Fortescue Metals Group, Ltd.	2,311,984
Oil – Field Services – 3.3%
281,925	AMEC PLC	4,995,808
88,609	Petrofac, Ltd.	2,465,810
		7,461,618
Oil Companies – Exploration and Production – 6.4%
72,609	Canadian Natural Resources, Ltd.	2,407,194
110,519	Encana Corp.	2,171,147
296,526	Gazprom OAO (ADR)*	3,617,617
419,900	OGX Petroleo e Gas Participacoes S.A.*	3,474,812
103,833	Tullow Oil PLC	2,535,752
		14,206,522
Oil Companies – Integrated – 1.3%
124,323	BG Group PLC	2,879,072
Oil Refining and Marketing – 1.3%
201,527	Reliance Industries, Ltd.	2,969,497
Real Estate Management/Services – 2.8%
352,000	Mitsubishi Estate Co., Ltd.**	6,278,574
Real Estate Operating/Development – 2.8%
377,878	DLF, Ltd.	1,496,602
1,272,997	Hang Lung Properties, Ltd.	4,663,923
		6,160,525
Recreational Vehicles – 0.9%
150,800	Yamaha Motor Co., Ltd.**	2,020,993
Retail – Apparel and Shoe – 0.1%
800	Fast Retailing Co., Ltd.**	182,332
Retail – Consumer Electronics – 2.7%
97,510	Yamada Denki Co., Ltd.**	6,092,166
Retail – Jewelry – 2.0%
69,964	Cie Financiere Richemont S.A.	4,388,256
Semiconductor Components/Integrated Circuits – 2.3%
1,804,000	Taiwan Semiconductor Manufacturing Co., Ltd.*	5,192,027
Semiconductor Equipment – 2.2%
95,891	ASML Holding N.V.	4,792,568
Soap and Cleaning Preparations – 2.4%
93,349	Reckitt Benckiser Group PLC	5,274,554

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 73

Janus International Equity Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Steel – Producers – 0.9%
78,426	ThyssenKrupp A.G.	$1,951,996
Steel Pipe and Tube – 0.4%
15,117	Vallourec S.A.*	957,525
Tobacco – 3.2%
68,598	Imperial Tobacco Group PLC	2,781,133
773	Japan Tobacco, Inc.**	4,353,088
		7,134,221
Transportation – Marine – 1.4%
404	A.P. Moeller – Maersk A/S – Class B	3,120,004
Transportation – Railroad – 0.9%
25,106	Canadian National Railway Co.	1,995,741
Transportation – Services – 2.7%
45,238	Kuehne + Nagel International A.G.	6,120,966
Wireless Equipment – 1.0%
211,594	Telefonaktiebolaget L.M. Ericsson – Class B	2,193,272

Total Common Stock (cost $190,198,134)		211,255,219

Money Market – 3.8%
8,597,237	Janus Cash Liquidity Fund LLC, 0% (cost $8,597,237)	8,597,237

Total Investments (total cost $198,795,371) – 98.4%		219,852,456

Cash, Receivables and Other Assets, net of Liabilities**– 1.6%		3,497,339

Net Assets – 100%		$223,349,795

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$2,311,984	1.0%
Bermuda	4,305,090	2.0%
Brazil	7,459,681	3.4%
Canada	8,711,156	4.0%
Cayman Islands	4,749,058	2.2%
China	3,193,260	1.5%
Denmark	3,120,004	1.4%
France	9,119,703	4.1%
Germany	6,539,468	3.0%
Hong Kong	14,325,920	6.5%
India	4,752,583	2.2%
Italy	2,715,124	1.2%
Japan	44,324,296	20.2%
Jersey	5,541,597	2.5%
Netherlands	11,871,370	5.4%
Russia	3,617,617	1.6%
Singapore	7,192,301	3.3%
Spain	2,367,003	1.1%
Sweden	7,125,943	3.2%
Switzerland	14,374,589	6.5%
Taiwan	5,192,027	2.4%
United Kingdom	38,345,445	17.4%
United States††	8,597,237	3.9%

Total	$219,852,456	100.0%

††	Includes all Cash Equivalents.

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 5/17/12	300,000,000	$3,626,968	$17,834

HSBC Securities (USA), Inc.: Japanese Yen 4/5/12	300,000,000	3,625,452	46,856

RBC Capital Markets Corp.: Japanese Yen 5/10/12	300,000,000	3,626,727	(26,367)

Total		$10,879,147	$38,323

See Notes to Schedules of Investments and Financial Statements.

74 | MARCH 31, 2012

Janus Overseas Fund (unaudited)

Fund Snapshot
I believe that company fundamentals drive share prices over the long term. I use fundamental research to make high-conviction, long-term investments in the most compelling international growth companies regardless of geography.
Brent Lynn portfolio manager

Performance

Janus Overseas Fund’s Class T Shares returned 20.28% over the six-month period ended March 31, 2012. The Fund’s primary benchmark, the MSCI All Country World ex-U.S. Index, returned 15.37%, and its secondary benchmark, the MSCI EAFE Index, returned 14.56% during the period.

Economic Update

Global equity markets moved broadly higher during the period thanks to an easing of concerns in Europe. While the region is still far from solving its sovereign debt issues, liquidity measures taken by the European Central Bank in December and moves towards a closer fiscal union helped ease the market’s fear of a Lehman-style collapse. In addition, German and French leaders demonstrated the need for comprehensive measures, while indebted lynchpin countries, Italy and Spain, have new leadership in place to potentially implement meaningful structural reforms in areas such as pensions and labor policies. Another bailout for beleaguered Greece also aided market sentiment.

Emerging markets rebounded from a weak performance in 2011 due to better clarity in Europe and reduced inflation in key countries: India, China and Brazil. Lower inflation should allow for more flexibility in fiscal and monetary policies. Brazil benefited from moves by its central bank to lower interest rates following easing in inflationary pressures. We also began to see signs that the Indian Government may move forward to address some of the bottlenecks that have impeded important infrastructure development. These positives were somewhat offset by rising oil prices.

Portfolio Positioning

While always opportunistic, Janus Overseas Fund has taken a particularly contrarian approach over the past few years. We added significant investments in beaten up financial stocks, cyclical stocks, and emerging market stocks. This approach achieved some success in prior years, but in the 2011 environment of extreme risk aversion, contrarian investing clearly did not work. A number of these stocks saw a minor rebound during the first quarter of 2012, as investors’ risk aversion declined.

The global economic slowdown is easing inflationary pressures in emerging markets and should allow for some relaxation of monetary policies in these countries. Also, I believe that European leaders finally have realized that a comprehensive approach to sovereign debt issues is the only way to prevent the crisis from spreading to the core of Europe. Most importantly for the Fund, I see a tremendous disconnect between the intrinsic value of many of our key companies and their stock prices. I believe we have invested in a number of strong companies that have attractive valuations and that can emerge as long-term winners in their industries. I am optimistic that over time the valuations of our companies will not be based on indiscriminate market fear, but on earnings, cash flows, and business fundamentals. During the difficult market environment in recent years, I tried to concentrate the Fund in our highest conviction ideas. I believe that our top holdings have strong, durable franchises and compelling valuations.

Although they are within the guidelines of the Fund, our positions in the U.S. warrant discussion. Janus Overseas Fund is opportunistic and has made investments in special situations companies and at times in the U.S. In the aftermath of the 2008 global financial crisis and subsequent global economic downturn, I found a greater number of special situations than usual and a number of them were U.S.-based companies. Our U.S. exposure rose. More recently, the Fund’s weight in the U.S. declined when I sold holdings in Bank of America, Nabors Industries and Yahoo.

Contributors to Performance

Hong Kong-based Li & Fung, the global leader in sourcing logistics for retailers and the Fund’s largest holding, was the top individual contributor during the period. I think Li &

Janus Global & International Funds | 75

Janus Overseas Fund (unaudited)

Fung has strong organic growth opportunities as U.S. and European retailers outsource more in order to focus on their core competencies. The company also has the opportunity to significantly expand its business with Wal-Mart.

Some U.S. holdings, such as Delta Air Lines and Ford, were also among top contributors during the period after lagging in 2011. These companies performed better as the U.S. economy showed signs of improvement. Despite rising oil prices, Ford and the airlines have improved the structural profitability of their businesses and have the potential to generate significant cash flow.

Detractors from Performance

India, which was among the weakest performing large markets in the world for 2011, desperately needs to implement a wide variety of infrastructure projects and other economic reforms. A well-intentioned, grass roots campaign to expose government corruption, however, fostered an environment where politicians and bureaucrats were reluctant to approve projects or change policies. Inflation also remained higher than desired. This environment hurt our core Indian holdings, specifically Adani Enterprises, Reliance Industries and DLF. I still believe in the long-term opportunities for these companies.

Reliance has strong competitive advantages in its refining and petrochemical businesses. Also, there are signs that the Indian government may move forward with offshore energy project approvals and changes towards a more market oriented gas pricing regime. Adani’s integrated approach involving coal mining, coal logistics and power generation position the company to take advantage of the huge long-term growth in electrical demand in India. The largest real estate company in India, DLF has a strong land bank, especially in the Delhi region, and a long-term record of successful project execution.

Derivatives

In aggregate, derivatives contributed to performance during the period. In addition to a currency hedge on the Japanese yen, the Fund also very selectively utilized swaps and options during the period. Reasons for using these instruments included hedging downside risks, achieving market access, and establishing positions more quickly. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

The global macro environment, while improved from the heights of uncertainty last fall, remains unclear and a source of volatility to the portfolio. We are trying to look beyond the short-term environment to focus on companies with attractive long-term business opportunities and compelling valuations. I cannot predict when global macro fears will subside, but I have positioned the Fund for a period of lower risk premiums and greater investor focus on company fundamentals and valuation. This includes a high exposure to rapidly growing companies in emerging markets such as China, India, and Brazil. This also includes a high exposure to slower growing companies in developed markets trading at very compelling valuations.

Thank you for your continued investment in Janus Overseas Fund.

76 | MARCH 31, 2012

(unaudited)

Janus Overseas Fund At A Glance

5 Top Performers – Holdings

Contribution

Li & Fung, Ltd.	3.11%
Delta Air Lines, Inc.	1.65%
Ford Motor Co.	1.41%
Evergrande Real Estate Group, Ltd.	1.28%
Deutsche Bank A.G.	1.14%

5 Bottom Performers – Holdings

Contribution

Adani Enterprises, Ltd.	–1.57%
Reliance Industries, Ltd.	–0.74%
Petroplus Holdings A.G.	–0.48%
DLF, Ltd.	–0.25%
John Keells Holdings PLC	–0.24%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Consumer Discretionary	2.74%	22.37%	9.17%
Consumer Staples	0.95%	3.35%	9.71%
Telecommunication Services	0.69%	0.21%	6.21%
Utilities	0.48%	1.12%	4.03%
Health Care	0.31%	0.55%	6.81%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Energy	–2.35%	15.79%	11.67%
Industrials	–2.12%	15.20%	10.53%
Financials	–0.53%	28.57%	23.39%
Other**	–0.04%	0.20%	0.00%
Information Technology	0.19%	10.24%	6.43%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Global & International Funds | 77

Janus Overseas Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Li & Fung, Ltd. Distribution/Wholesale	8.8%
Reliance Industries, Ltd. Oil Refining and Marketing	5.6%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	4.9%
Nintendo Co., Ltd. Toys	4.7%
Delta Air Lines, Inc. Airlines	4.6%

28.6%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 28.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

78 | MARCH 31, 2012

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012						per the January 27, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Overseas Fund – Class A Shares
NAV	20.17%	–20.52%	–0.04%	9.46%	10.70%	1.04%	1.04%
MOP	13.25%	–25.09%	–1.21%	8.82%	10.34%

Janus Overseas Fund – Class C Shares
NAV	19.71%	–21.13%	–0.83%	8.64%	9.98%	1.78%	1.78%
CDSC	18.60%	–21.86%	–0.83%	8.64%	9.98%

Janus Overseas Fund – Class D Shares(1)	20.35%	–20.32%	0.13%	9.61%	10.82%	0.83%	0.83%

Janus Overseas Fund – Class I Shares	20.35%	–20.30%	0.08%	9.59%	10.81%	0.76%	0.76%

Janus Overseas Fund – Class R Shares	19.97%	–20.81%	–0.48%	8.99%	10.29%	1.44%	1.44%

Janus Overseas Fund – Class S Shares	20.14%	–20.60%	–0.21%	9.27%	10.54%	1.19%	1.19%

Janus Overseas Fund – Class T Shares	20.28%	–20.41%	0.08%	9.59%	10.81%	0.94%	0.94%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	15.37%	–7.18%	–1.56%	7.28%	NA**

Morgan Stanley Capital International EAFE® Index	14.56%	–5.77%	–3.51%	5.70%	4.38%

Lipper Quartile – Class T Shares	–	4th	1st	1st	1st

Lipper Ranking – based on total return for International Funds	–	1,280/1,291	136/866	18/487	3/96

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 79

Janus Overseas Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Janus Overseas Fund held approximately 12.2% and 14.1% of its investments in Brazilian and Indian securities, respectively, as of March 31, 2012, and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil and India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of a prior share class of the Fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

May 5, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

80 | MARCH 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,201.30	$5.39

Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,197.00	$9.28

Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	$8.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,203.50	$3.69

Hypothetical (5% return before expenses)	$1,000.00	$1,021.65	$3.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,203.10	$3.52

Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	$3.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,199.70	$7.04

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,201.10	$5.61

Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,202.40	$4.24

Hypothetical (5% return before expenses)	$1,000.00	$1,021.15	$3.89

†	Expenses are equal to the annualized expense ratio of 0.98% for Class A Shares, 1.69% for Class C Shares, 0.67% for Class D Shares, 0.64% for Class I Shares, 1.28% for Class R Shares, 1.02% for Class S Shares and 0.77% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Janus Global & International Funds | 81

Janus Overseas Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Common Stock – 98.5%
Agricultural Operations – 0.2%
188,481,502	Chaoda Modern Agriculture Holdings, Ltd.ß,°° ,£	$14,563,365
Airlines – 9.7%
42,366,726	Delta Air Lines, Inc.*,**,£	419,854,255
47,190,400	International Consolidated Airlines Group S.A.*	135,019,473
15,517,353	United Continental Holdings, Inc.*	333,623,089
		888,496,817
Automotive – Cars and Light Trucks – 4.5%
32,964,681	Ford Motor Co.**	411,728,866
Building – Residential and Commercial – 1.5%
19,520,800	MRV Engenharia e Participacoes S.A.	138,540,231
Commercial Banks – 8.0%
50,929,077	Banco Bilbao Vizcaya Argentaria S.A.	405,240,365
59,400	Banco do Brasil S.A.	844,758
32,497,940	Commercial Bank of Ceylon PLC	25,369,196
14,210,400	Hatton National Bank PLC	16,972,609
24,567,976	Intesa Sanpaolo SpA	44,031,097
7,836,326	Punjab National Bank	142,296,850
2,267,078	State Bank of India	93,297,781
		728,052,656
Distribution/Wholesale – 10.5%
26,061,085	Adani Enterprises, Ltd.	155,962,343
348,792,180	Li & Fung, Ltd.£	800,416,809
		956,379,152
Diversified Banking Institutions – 7.9%
5,179,478	BNP Paribas S.A.	245,709,392
5,982,953	Deutsche Bank A.G.	297,627,797
81,081,071	Lloyds Banking Group PLC*	43,576,845
4,470,591	Societe Generale S.A.	130,944,422
		717,858,456
Diversified Operations – 1.1%
3,768,000	Aitken Spence & Co. PLC	3,315,016
74,597,535	Melco International Development, Ltd.£	71,280,403
1,219,723	Orascom Development Holding A.G.	23,653,759
		98,249,178
Diversified Operations – Commercial Services – 1.5%
86,536,133	John Keells Holdings PLC£	139,160,370
E-Commerce/Services – 0.4%
1,720,176	Ctrip.com International, Ltd. (ADR)*	37,224,609
Electric – Integrated – 0.8%
5,935,050	Centrais Eletricas Brasileiras S.A.	77,119,546
Electronic Components – Semiconductors – 1.3%
12,136,127	ARM Holdings PLC	114,903,757
Entertainment Software – 1.0%
5,304,000	Nexon Co., Ltd.*,**	92,427,408
Finance – Investment Bankers/Brokers – 1.7%
35,352,700	Nomura Holdings, Inc.**	156,363,604
Finance – Mortgage Loan Banker – 0.6%
4,423,870	Housing Development Finance Corp.	58,472,550
Food – Meat Products – 0.9%
19,147,800	JBS S.A.	78,702,526
Food – Retail – 0.5%
1,891,136	X5 Retail Group N.V. (GDR)	43,382,660
Hotels and Motels – 2.5%
102,807,165	Shangri-La Asia, Ltd.	224,803,377
Independent Power Producer – 0.2%
11,733,248	Adani Power, Ltd.*	15,777,925
Internet Content – Entertainment – 1.4%
5,762,278	Youku.com, Inc. (ADR)*,£	126,712,493
Medical – Drugs – 1.0%
1,911,175	Jazz Pharmaceuticals PLC*	92,634,652
Metal – Diversified – 1.5%
8,518,393	Ivanhoe Mines, Ltd.*	134,028,867
Oil and Gas Drilling – 0.5%
7,124,781	Karoon Gas Australia, Ltd.*	48,033,724
Oil Companies – Exploration and Production – 4.4%
13,476,520	Chariot Oil & Gas, Ltd.*,£	42,675,180
2,785,825	Cobalt International Energy, Inc.*	83,658,325
138,800	HRT Participacoes em Petroleo S.A.*	48,094,310
2,589,963	Niko Resources, Ltd.£	91,136,985
15,016,400	OGX Petroleo e Gas Participacoes S.A.*	124,265,709
1,244,609	Ophir Energy PLC*	10,101,861
		399,932,370
Oil Companies – Integrated – 6.3%
4,212,334	Pacific Rubiales Energy Corp.	123,092,071
16,963,758	Petroleo Brasileiro S.A. (ADR)**	450,557,412
		573,649,483
Oil Refining and Marketing – 5.6%
34,905,979	Reliance Industries, Ltd.	514,338,984
Property and Casualty Insurance – 1.0%
12,182,579	Reliance Capital, Ltd.	93,844,602
Real Estate Operating/Development – 11.5%
133,295,316	China Overseas Land & Investment, Ltd.	253,362,892
11,103,705	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes£	98,276,339
42,217,655	DLF, Ltd.	167,204,788
460,869,268	Evergrande Real Estate Group, Ltd.	246,895,311
51,785,000	Hang Lung Properties, Ltd.	189,726,508
26,506,160	PDG Realty S.A. Empreendimentos e Participacoes	91,661,023
		1,047,126,861
Semiconductor Equipment – 2.5%
4,548,499	ASML Holding N.V.**	227,330,936
Sugar – 2.5%
36,760,926	Bajaj Hindusthan, Ltd.£	22,443,361
1,149,300	Bajaj Hindusthan, Ltd. (GDR)	701,647
13,978,674	Cosan, Ltd. – Class A£	207,583,309
		230,728,317
Telecommunication Equipment – 0%
119	Nortel Networks Corp. (U.S. Shares)*	2
Telecommunication Services – 0.2%
11,583,898	Reliance Communications, Ltd.	19,113,204
Toys – 4.7%
2,830,000	Nintendo Co., Ltd.**	425,782,477

See Notes to Schedules of Investments and Financial Statements.

82 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Wireless Equipment – 0.6%
5,262,997	Telefonaktiebolaget L.M. Ericsson – Class B	$54,553,467

Total Common Stock (cost $8,840,689,540)		8,980,017,492

Money Market – 1.5%
138,695,000	Janus Cash Liquidity Fund LLC, 0% (cost $138,695,000)	138,695,000

Total Investments (total cost $8,979,384,540) – 100.0%		9,118,712,492

Cash, Receivables and Other Assets, net of Liabilities**– 0.0%		2,620,272

Net Assets – 100%		$9,121,332,764

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$48,033,724	0.5%
Bermuda	1,232,803,495	13.5%
Brazil	1,108,061,854	12.2%
Canada	348,257,925	3.8%
Cayman Islands	425,395,778	4.7%
France	376,653,814	4.1%
Germany	297,627,797	3.3%
Guernsey	42,675,180	0.5%
Hong Kong	514,369,803	5.6%
India	1,283,454,035	14.1%
Ireland	92,634,652	1.0%
Italy	44,031,097	0.5%
Japan	674,573,489	7.4%
Netherlands	270,713,596	3.0%
Spain	540,259,838	5.9%
Sri Lanka	184,817,191	2.0%
Sweden	54,553,467	0.6%
Switzerland	23,653,759	0.3%
United Kingdom	168,582,463	1.8%
United States††	1,387,559,535	15.2%

Total	$9,118,712,492	100.0%

††	Includes Cash Equivalents (13.7% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 5/17/12	24,350,000,000	$294,388,890	$1,447,532

HSBC Securities (USA), Inc.: Japanese Yen 4/5/12	24,180,000,000	292,211,418	3,315,620

JPMorgan Chase & Co.: Japanese Yen 5/24/12	21,500,000,000	259,949,990	19,539

RBC Capital Markets Corp.: Japanese Yen 5/10/12	24,000,000,000	290,138,123	(1,823,369)

Total		$1,136,688,421	$2,959,322

Total Return Swaps outstanding at March 31, 2012

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Depreciation

Goldman Sachs International	18,500,080,256 JPY	1 month JPY LIBOR plus 35 basis points	Custom Japanese Basket	12/24/12	$(11,980,911)
Morgan Stanley & Co. International PLC	27,804,642,991 JPY	1 month JPY LIBOR plus 50 basis points	Custom Japanese Basket	12/28/12	(15,695,038)
Morgan Stanley & Co. International PLC	$135,251,402	1 month USD LIBOR plus 85 basis points	Sberbank	1/17/13	(7,118,495)
UBS A.G.	136,618,399	1 month USD LIBOR plus 85 basis points	Sberbank	7/16/12	(6,830,920)

Total					$(41,625,364)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 83

Janus Worldwide Fund (unaudited)

Fund Snapshot
Janus Worldwide Fund invests globally, seeking companies with competitive advantages that lead to improving returns on capital and sustainable long-term growth. We invest where we possess differentiated research insights in an effort to deliver superior risk-adjusted results over time.
George Maris portfolio manager

Performance

Janus Worldwide Fund’s Class T Shares returned 21.17% over the six-month period ended March 31, 2012, while its primary benchmark, the MSCI World Index, returned 20.03%. The Fund’s secondary benchmark, the MSCI All Country World Index, returned 19.91%.

Market Environment

Global equity markets benefited from easing concerns over the European sovereign debt crisis, particularly regarding a disorderly Greek default, as well as optimism from improving U.S. economic data. The combination of European Central Bank activities, led by its liquidity program (Long-Term Refinancing Operations or LTRO), a successful restructuring of Greek debt and stability in the U.S. housing market helped increase investors’ willingness to take risk and boosted corporate activity. Other positives included the Bank of Japan’s plans to target inflation and weaken its currency to stimulate its export-led economy. The Bank of China’s loosening reserve requirements in an effort to stimulate lending and the Central Bank of Brazil’s decision to lower interest rates to spur growth also aided sentiment. By and large the world’s major central banks eased monetary policy to stabilize, if not stimulate, their economies.

Performance Overview

Our financial holdings were the largest contributors to relative performance. We believed our holdings in general were significantly levered to a rebound in confidence, particularly our financial holdings. U.S. banks JPMorgan Chase, Citigroup and Morgan Stanley were among the Fund’s largest individual contributors. We made a concerted effort to deploy capital to those financials we felt were in substantially better shape than the market price reflected. We added to these companies during December when the selling pressure was most intense and trimmed as they rallied significantly during the first quarter of 2012.

Comcast was also a key contributor. The company is using its leading position in cable to grow market share and returns. In the cable side of its business, it is offering more attractive entertainment options to grow and retain customers. These options include rolling out new set top boxes with a more intuitive and helpful feature set, contracting with key content providers, such as Disney, to ensure high-quality content will be available to its customers, and facilitating content use with traditional cable television as well as broadband video. We appreciate these actions should lead to greater customer capture, allowing Comcast to further penetrate its customer base with additional offerings in broadband and telecommunications, in addition to new products like home security. The NBC Universal acquisition is also generating significant synergies via cost reductions and better content experiences. Lastly, management is aggressively employing a disciplined capital allocation program, where new investments and acquisitions are considered along with a commitment to material buybacks and dividends.

Our Indian holdings weighed the most on relative performance. The governmental gridlock resulting from a scandal over telecommunication licenses and a general investigation into corruption hurt our holdings. In addition, India’s persistent inflation prevented monetary responses at a time of global economic weakness. Our holdings in Indian industrial Jain Irrigation Systems and Educomp Solutions, an Indian education company, fell. We think the fundamentals for both companies remain strong in terms of long-term growth and competitive positions, but continued political stagnation and inflation remain issues. We reduced our exposure to India by eliminating one holding with direct exposure to real estate and utilities, two industries that are most adversely affected by the current environment. Our belief is that once this negative environment improves, the market valuations will reflect the earnings power of our holdings.

Energy wholesale provider NRG Energy was the largest individual detractor. The price of energy is linked with the price of natural gas prices, which remained weak. We trimmed our position, as we assess the company’s longer

84 | MARCH 31, 2012

(unaudited)

term growth profile given the abundance of U.S. natural gas supply.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

We remain positive on equity markets given the wide range of promising developments we saw during the period, which has led to greater investor confidence and a reduction in the equity risk premium. At the same time, we see modest growth in the U.S. and more significant growth in emerging markets, particularly China and Brazil. The Chinese Government’s projection of slowing GDP growth, while a concern to some investors, is more about its evolution in becoming the second largest economy in the world. We also believe the U.S. banking system’s demonstrated resilience in the Federal Reserve’s recent stress tests, using a recessionary environment more severe than the last, also boosted confidence in the market. Meanwhile, an apparent bottoming in the U.S. housing market provides stability since the home is typically an individual’s largest single investment. While the macroeconomic picture has improved, we also see risks from increasing populist political rhetoric as we near the U.S. elections in November. Among emerging markets, we are less optimistic that India’s government will be able to stimulate economic growth through its fiscal policies.

Thank you for your continued support of Janus Worldwide Fund.

Janus Global & International Funds | 85

Janus Worldwide Fund (unaudited)

Janus Worldwide Fund At A Glance

5 Top Performers – Holdings

Contribution

JPMorgan Chase & Co.	1.00%
Comcast Corp. – Class A	0.78%
Citigroup, Inc.	0.77%
Morgan Stanley	0.75%
Celgene Corp.	0.64%

5 Bottom Performers – Holdings

Contribution

NRG Energy, Inc.	–0.58%
Jain Irrigation Systems, Ltd.	–0.54%
Educomp Solutions, Ltd.	–0.23%
Mitsubishi Tanabe Pharma Corp.	–0.22%
Vertex Pharmaceuticals, Inc.	–0.13%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Financials	1.06%	20.39%	18.17%
Telecommunication Services	0.84%	1.82%	4.25%
Consumer Discretionary	0.56%	13.30%	10.49%
Health Care	0.46%	10.66%	10.19%
Other**	–0.03%	0.11%	0.00%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Energy	–0.79%	12.40%	11.55%
Industrials	–0.77%	10.10%	11.05%
Utilities	–0.54%	2.92%	3.85%
Information Technology	–0.38%	14.54%	12.35%
Consumer Staples	–0.20%	9.06%	10.68%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

86 | MARCH 31, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Celgene Corp. Medical – Biomedical and Genetic	2.3%
JPMorgan Chase & Co. Diversified Banking Institutions	2.3%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	2.3%
AIA Group, Ltd. Life and Health Insurance	2.1%
Comcast Corp. – Class A Cable/Satellite Television	2.1%

11.1%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 7.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

Janus Global & International Funds | 87

Janus Worldwide Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012						per the January 27, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Worldwide Fund – Class A Shares
NAV	21.12%	–3.98%	–1.70%	1.47%	8.10%	1.09%	1.09%
MOP	14.16%	–9.50%	–2.69%	0.94%	7.81%

Janus Worldwide Fund – Class C Shares
NAV	20.66%	–4.70%	–2.33%	0.75%	7.42%	1.84%	1.84%
CDSC	19.45%	–5.65%	–2.33%	0.75%	7.42%

Janus Worldwide Fund – Class D Shares(1)	21.25%	–3.76%	–1.65%	1.50%	8.11%	0.87%	0.87%

Janus Worldwide Fund – Class I Shares	21.29%	–3.65%	–1.70%	1.47%	8.10%	0.77%	0.77%

Janus Worldwide Fund – Class R Shares	20.90%	–4.34%	–1.96%	1.09%	7.73%	1.47%	1.47%

Janus Worldwide Fund – Class S Shares	21.06%	–4.09%	–1.70%	1.35%	7.96%	1.22%	1.22%

Janus Worldwide Fund – Class T Shares	21.17%	–3.88%	–1.70%	1.47%	8.10%	0.97%	0.97%

Morgan Stanley Capital International World IndexSM	20.03%	0.56%	–0.70%	4.72%	6.47%

Morgan Stanley Capital International All Country World IndexSM	19.91%	–0.73%	–0.19%	5.33%	N/A**

Lipper Quartile – Class T Shares	–	3rd	3rd	4th	2nd

Lipper Ranking – based on total return for Global Funds	–	530/707	277/403	181/191	10/19

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

88 | MARCH 31, 2012

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares, reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of a prior share class of the Fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

May 16, 1991 is the date used to calculate the since–inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 15, 1991
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

Janus Global & International Funds | 89

Janus Worldwide Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,211.20	$6.30

Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,206.60	$10.37

Hypothetical (5% return before expenses)	$1,000.00	$1,015.60	$9.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,212.80	$5.03

Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,213.20	$5.04

Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,209.00	$8.39

Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,210.60	$6.91

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,212.30	$5.53

Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05

†	Expenses are equal to the annualized expense ratio of 1.14% for Class A Shares, 1.88% for Class C Shares, 0.91% for Class D Shares, 0.91% for Class I Shares, 1.52% for Class R Shares, 1.25% for Class S Shares and 1.00% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

90 | MARCH 31, 2012

Janus Worldwide Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Contract Amounts		Value

Common Stock – 96.3%
Aerospace and Defense – 1.0%
288,985	General Dynamics Corp.	$21,205,719
Agricultural Operations – 0.1%
24,162,415	Chaoda Modern Agriculture Holdings, Ltd.ß,	1,866,953
Airlines – 0.8%
1,638,105	Delta Air Lines, Inc.*	16,233,621
Apparel Manufacturers – 0.6%
1,952,268	Prada SpA**	12,696,166
Applications Software – 0.5%
345,125	Microsoft Corp.	11,130,281
Automotive – Cars and Light Trucks – 1.3%
2,117,040	Ford Motor Co.	26,441,830
Building – Residential and Commercial – 1.8%
12,465	NVR, Inc.*	9,053,703
34,738,259	Taylor Wimpey PLC	28,611,965
		37,665,668
Cable/Satellite Television – 2.1%
1,465,355	Comcast Corp. – Class A	43,975,304
Casino Hotels – 0.4%
1,832,189	Echo Entertainment Group, Ltd.	8,329,684
Cellular Telecommunications – 0.6%
4,414,322	Vodafone Group PLC	12,157,088
Coal – 0.6%
13,695,500	Harum Energy Tbk PT	12,213,407
Commercial Banks – 3.5%
2,078,073	Banco Bilbao Vizcaya Argentaria S.A.**	16,535,133
1,555,700	Banco do Brasil S.A.	22,124,412
1,398,322	Standard Chartered PLC	34,887,046
		73,546,591
Commercial Services – 1.2%
363,375	Aggreko PLC	13,075,851
1,049,700	Anhanguera Educacional Participacoes S.A.	12,655,998
		25,731,849
Computer Aided Design – 1.2%
401,874	ANSYS, Inc.*	26,129,847
Computers – Integrated Systems – 0.8%
235,805	Teradata Corp.*	16,070,111
Computers – Memory Devices – 1.0%
683,825	EMC Corp.*	20,432,691
Distribution/Wholesale – 1.1%
9,884,590	Li & Fung, Ltd.	22,683,398
Diversified Banking Institutions – 8.5%
5,878,974	Barclays PLC	22,118,903
1,024,090	Citigroup, Inc.	37,430,489
1,030,705	JPMorgan Chase & Co.	47,391,816
1,930,320	Morgan Stanley	37,911,485
1,164,732	Societe Generale S.A.**	34,115,212
		178,967,905
E-Commerce/Products – 0.9%
501,835	eBay, Inc.*	18,512,693
Educational Software – 0.5%
2,811,568	Educomp Solutions, Ltd.	10,655,147
Electric – Generation – 0%
7,084,652	Indiabulls Infrastructure and Power, Ltd.ß,	296,237
Electric – Integrated – 1.2%
1,039,200	Fortum Oyj**	25,220,947
Electronic Components – Miscellaneous – 1.4%
820,535	TE Connectivity, Ltd. (U.S. Shares)	30,154,661
Enterprise Software/Services – 0.8%
577,920	Oracle Corp.	16,852,147
Financial Guarantee Insurance – 0.8%
3,320,170	MGIC Investment Corp.*	16,468,043
Food – Confectionary – 1.2%
400,560	Hershey Co.	24,566,345
Food – Miscellaneous/Diversified – 1.0%
622,684	Unilever N.V.**	21,186,252
Food – Wholesale/Distribution – 0.6%
7,035,625	Olam International, Ltd.	13,212,441
Heart Monitors – 0.7%
222,140	HeartWare International, Inc.*	14,592,377
Hotels and Motels – 0.9%
507,812	Accor S.A.**	18,127,678
Independent Power Producer – 1.3%
1,804,830	NRG Energy, Inc.*	28,281,686
Industrial Automation and Robotics – 1.7%
205,300	FANUC Corp.**	36,420,592
Industrial Gases – 1.9%
344,415	Praxair, Inc.	39,483,736
Instruments – Controls – 0.6%
343,560	Sensata Technologies Holding N.V.*,**	11,502,389
Internet Content – Entertainment – 0.8%
750,360	Youku.com, Inc. (ADR)*	16,500,416
Internet Gambling – 0.7%
6,086,716	Bwin.Party Digital Entertainment PLC	15,088,537
Life and Health Insurance – 4.6%
12,292,400	AIA Group, Ltd.	45,036,094
3,277,270	CNO Financial Group, Inc.*	25,497,161
2,248,131	Prudential PLC	26,876,036
		97,409,291
Machinery – Construction and Mining – 0.7%
203,790	Joy Global, Inc.	14,978,565
Machinery – General Industrial – 0.5%
543,000	Nabtesco Corp.**	11,142,163
Medical – Biomedical and Genetic – 4.2%
633,370	Celgene Corp.*,**	49,098,842
134,040	Gilead Sciences, Inc.*	6,547,854
167,895	Regeneron Pharmaceuticals, Inc.*	19,579,915
329,370	Vertex Pharmaceuticals, Inc.*	13,507,464
		88,734,075
Medical – Drugs – 1.1%
294,017	Sanofi**	22,830,220
Medical – Generic Drugs – 0.8%
746,636	Mylan, Inc.*	17,508,614
Medical – HMO – 1.0%
436,170	Aetna, Inc.	21,878,287

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 91

Janus Worldwide Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Contract Amounts		Value

Medical – Wholesale Drug Distributors – 1.0%
538,870	AmerisourceBergen Corp.	$21,382,362
Medical Products – 0.6%
179,075	Varian Medical Systems, Inc.*	12,349,012
Metal – Iron – 1.6%
3,246,356	Fortescue Metals Group, Ltd.	19,532,869
599,540	Vale S.A. (ADR)	13,987,268
		33,520,137
Multimedia – 0.9%
962,965	News Corp. – Class A	18,960,781
Networking Products – 1.4%
1,345,120	Cisco Systems, Inc.	28,449,288
Non-Ferrous Metals – 0.7%
1,014,210	Titanium Metals Corp.	13,752,688
Office Automation and Equipment – 0.7%
299,700	Canon, Inc.**	14,161,051
Oil – Field Services – 1.4%
537,695	Baker Hughes, Inc.	22,550,929
530,105	Trican Well Service, Ltd.	7,787,844
		30,338,773
Oil Companies – Exploration and Production – 2.6%
232,635	Apache Corp.	23,365,859
331,785	Occidental Petroleum Corp.	31,595,886
		54,961,745
Oil Companies – Integrated – 4.9%
1,558,739	BG Group PLC	36,097,271
1,781,270	Petroleo Brasileiro S.A. (ADR)	47,310,531
383,595	Total S.A.**	19,560,578
		102,968,380
Oil Field Machinery and Equipment – 0.6%
259,012	Dresser-Rand Group, Inc.*	12,015,567
Pharmacy Services – 1.1%
341,930	Medco Health Solutions, Inc.*	24,037,679
Pipelines – 1.0%
506,135	Energy Transfer Equity L.P.	20,397,240
Property and Casualty Insurance – 1.0%
726,400	Tokio Marine Holdings, Inc.**	19,935,401
Real Estate Operating/Development – 1.8%
6,829,435	Hang Lung Properties, Ltd.	25,021,239
32,147,500	Shun Tak Holdings, Ltd.	12,999,259
		38,020,498
Retail – Apparel and Shoe – 0.5%
48,000	Fast Retailing Co., Ltd.**	10,939,940
Retail – Drug Store – 1.3%
785,575	Walgreen Co.	26,308,907
Retail – Major Department Stores – 1.3%
507,475	Nordstrom, Inc.	28,276,507
Rubber/Plastic Products – 0.7%
7,141,038	Jain Irrigation Systems, Ltd.	13,801,240
Semiconductor Components/Integrated Circuits – 1.7%
2,073,815	Atmel Corp.*	20,447,816
5,637,000	Taiwan Semiconductor Manufacturing Co., Ltd.*	16,223,645
		36,671,461
Semiconductor Equipment – 0.6%
238,056	ASML Holding N.V.**	11,897,880
Soap and Cleaning Preparations – 0.9%
349,400	Reckitt Benckiser Group PLC	19,742,354
Telecommunication Services – 1.7%
1,116,490	Amdocs, Ltd. (U.S. Shares)*	35,258,754
Tobacco – 2.7%
533,164	Imperial Tobacco Group PLC	21,615,794
6,179	Japan Tobacco, Inc.**	34,796,544
		56,412,338
Transportation – Marine – 1.1%
3,052	A.P. Moeller – Maersk A/S – Class B	23,569,933
Transportation – Railroad – 1.3%
125,892	Canadian Pacific Railway, Ltd.	9,558,046
261,395	Kansas City Southern	18,739,407
		28,297,453
Transportation – Services – 0.5%
245,665	Expeditors International of Washington, Inc.	11,425,879
Vitamins and Nutrition Products – 1.0%
266,895	Mead Johnson Nutrition Co.	22,013,500
Wireless Equipment – 2.7%
580,160	SBA Communications Corp. – Class A*	29,477,930
2,711,290	Telefonaktiebolaget L.M. Ericsson – Class B	28,103,810
		57,581,740

Total Common Stock (cost $1,956,803,458)		2,026,530,140

Preferred Stock – 0.8%
Automotive – Cars and Light Trucks – 0.8%
94,325	Volkswagen A.G., 0%** (cost $17,599,249)	16,584,325

Purchased Option – Call – 0%
50,000	Chaoda Modern Agriculture Holdings, Ltd. expires January 2013 exercise price 4.03 HKD (premiums paid $442,599)	5,072

Warrant – 1.3%
Diversified Financial Services – 1.3%
2,026,056	JPMorgan Chase & Co. – expires 10/28/18 (cost $21,780,102)	27,108,629

Money Market – 1.2%
24,833,714	Janus Cash Liquidity Fund LLC, 0% (cost $24,833,714)	24,833,714

Total Investments (total cost $2,021,459,122) – 99.6%		2,095,061,880

Cash, Receivables and Other Assets, net of Liabilities**– 0.4%		8,984,746

Net Assets – 100%		$2,104,046,626

See Notes to Schedules of Investments and Financial Statements.

92 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$27,862,553	1.3%
Bermuda	22,683,398	1.1%
Brazil	96,078,209	4.6%
Canada	17,345,890	0.8%
Cayman Islands	18,367,369	0.9%
Denmark	23,569,933	1.1%
Finland	25,220,947	1.2%
France	94,633,688	4.5%
Germany	16,584,325	0.8%
Gibraltar	15,088,537	0.7%
Guernsey	35,258,754	1.7%
Hong Kong	83,056,592	4.0%
India	24,752,624	1.2%
Indonesia	12,213,407	0.6%
Italy	12,696,166	0.6%
Japan	127,395,691	6.1%
Netherlands	44,586,521	2.1%
Singapore	13,212,441	0.6%
Spain	16,535,133	0.8%
Sweden	28,103,810	1.3%
Switzerland	30,154,661	1.4%
Taiwan	16,223,645	0.8%
United Kingdom	215,182,308	10.3%
United States††	1,078,255,278	51.5%

Total	$2,095,061,880	100.0%

††	Includes Cash Equivalents (50.3% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 5/17/12	2,697,000,000	$32,606,441	$160,329

HSBC Securities (USA), Inc.:
Euro 4/5/12	22,000,000	29,337,144	(243,904)
Japanese Yen 4/5/12	2,745,000,000	33,172,884	428,732

		62,510,028	184,828

JPMorgan Chase & Co.: Japanese Yen 5/24/12	3,001,000,000	36,284,182	2,727

RBC Capital Markets Corp.: Japanese Yen 5/10/12	1,803,000,000	21,796,626	(158,463)

Total		$153,197,277	$189,421

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 93

Statements of Assets and Liabilities

								Janus	Janus
As of March 31, 2012 (unaudited)		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas	Worldwide
(all numbers in thousands except net asset value per share)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Fund	Fund

Assets:
Investments at cost	$7,339	$22,551	$580,229	$255,435	$2,652,741	$708,917	$198,795	$8,979,385	$2,021,459
Unaffiliated investments at value	$7,185	$22,038	$745,484	$300,387	$2,671,660	$876,018	$211,255	$7,844,608	$2,070,228
Affiliated investments at value	305	–	5,702	7,333	236,896	11,499	8,597	1,274,105	24,834
Cash	–	2,976	6	33	10,756	59	214	–	16
Cash denominated in foreign currency(1)	1	310	–	23	3,769	–	45	7,194	204
Restricted cash (Note 1)	78	1,685	100	–	12,955	1,969	300	84,159	950
Deposits with broker for short sales	–	–	–	–	–	7,872	–	–	–
Receivables:
Investments sold	–	40	15,366	373	83,589	2,503	2,031	58,493	9,758
Fund shares sold	2	15	124	235	536	209	618	14,289	264
Dividends	6	33	424	459	4,605	482	763	6,962	3,727
Foreign dividend tax reclaim	–	1	474	7	536	–	108	–	54
Due from adviser	22	–	–	–	–	–	–	–	–
Interest	–	–	–	–	–	–	–	–	–
Outstanding swap contracts at value	1	18	–	–	–	–	–	–	–
Dividends and interest on swap contracts	–	6	–	–	–	–	–	5,720	–
Non-interested Trustees’ deferred compensation	–	–	12	5	46	14	4	146	34
Variation margin	–	–	–	–	341	–	–	–	–
Other assets	–	–	14	14	3	4	14	86	31
Forward currency contracts	–	2	33	–	2,082	118	65	4,783	592
Total Assets	7,600	27,124	767,739	308,869	3,027,774	900,747	224,014	9,300,545	2,110,692
Liabilities:
Payables:
Short sales, at value(2)	–	–	–	–	–	6,799	–	–	–
Options written, at value(3)	–	12	64	–	80,925	1,880	–	–	–
Due to custodian	–	–	–	–	–	–	–	13,395	–
Investments purchased	–	2,413	2,729	2,369	42,080	4,866	–	62,877	3,167
Fund shares repurchased	6	27	298	211	2,052	612	336	51,123	1,238
Dividends	–	–	–	3	–	–	–	–	1
Outstanding swap contracts at value	1	53	–	–	969	–	–	41,625	–
Dividends and interest on swap contracts	–	–	–	–	–	–	–	–	–
Advisory fees	6	5	406	190	1,605	473	155	3,653	1,168
Fund administration fees	–	1	6	2	26	7	2	81	18
Internal servicing cost	–	–	–	1	2	–	4	51	1
Administrative services fees	1	2	101	38	399	116	3	1,343	315
Distribution fees and shareholder servicing fees	1	1	1	4	15	2	25	619	12
Administrative, networking and omnibus fees	–	1	1	6	13	2	16	65	3
Non-interested Trustees’ fees and expenses	–	3	10	4	67	14	5	268	37
Non-interested Trustees’ deferred compensation fees	–	–	12	5	46	14	4	146	34
Foreign tax liability	2	–	–	–	–	–	–	–	–
Accrued expenses and other payables	158	171	143	62	441	152	88	2,143	249
Forward currency contracts	–	–	108	–	2,705	143	26	1,823	402
Total Liabilities	175	2,689	3,879	2,895	131,345	15,080	664	179,212	6,645
Net Assets	$7,425	$24,435	$763,860	$305,974	$2,896,429	$885,667	$223,350	$9,121,333	$2,104,047

See footnotes at the end of the Statements.

See Notes to Financial Statements.

94 | MARCH 31, 2012

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Statements of Assets and Liabilities  (continued)

								Janus	Janus
As of March 31, 2012 (unaudited)		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas	Worldwide
(all numbers in thousands except net asset value per share)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$7,729	$26,557	$638,668	$282,136	$3,372,011	$737,376	$231,189	$9,748,662	$3,027,314
Undistributed net investment income/(loss)*	(130)	(78)	(683)	(9)	(4,941)	(2,014)	608	10,170	2,857
Undistributed net realized loss from investment and foreign currency transactions*	(323)	(1,507)	(45,141)	(28,441)	(739,296)	(30,010)	(29,549)	(738,217)	(999,922)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(4)	149	(537)	171,016	52,288	268,655	180,315	21,102	100,718	73,798
Total Net Assets	$7,425	$24,435	$763,860	$305,974	$2,896,429	$885,667	$223,350	$9,121,333	$2,104,047
Net Assets - Class A Shares	$828	$1,132	$1,588	$13,093	$18,693	$3,747	$53,178	$547,535	$2,277
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	91	128	56	841	1,639	198	4,823	14,583	49
Net Asset Value Per Share(5)	$9.11	$8.81	$28.56	$15.58	$11.41	$18.88	$11.03	$37.55	$46.44
Maximum Offering Price Per Share(6)	$9.67	$9.35	$30.30	$16.53	$12.11	$20.03	$11.70	$39.84	$49.27
Net Assets - Class C Shares	$768	$875	$425	$1,981	$10,358	$1,132	$15,776	$177,259	$1,320
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	84	100	15	129	914	61	1,456	4,808	29
Net Asset Value Per Share(5)	$9.10	$8.76	$28.07	$15.31	$11.33	$18.51	$10.83	$36.87	$46.02
Net Assets - Class D Shares	$3,323	$11,451	$514,872	$126,656	$1,911,769	$608,729	$12,941	$1,793,102	$1,164,782
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	364	1,297	17,954	8,100	167,519	32,065	1,177	47,501	25,393
Net Asset Value Per Share	$9.14	$8.83	$28.68	$15.64	$11.41	$18.98	$11.00	$37.75	$45.87
Net Assets - Class I Shares	$903	$7,816	$6,310	$42,828	$28,560	$7,493	$131,305	$1,347,384	$17,008
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	99	886	220	2,743	2,501	394	11,954	35,646	366
Net Asset Value Per Share	$9.12	$8.82	$28.66	$15.62	$11.42	$19.04	$10.98	$37.80	$46.48
Net Assets - Class R Shares	N/A	N/A	N/A	N/A	$3,092	N/A	$667	$154,555	$938
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	N/A	N/A	N/A	272	N/A	61	4,152	20
Net Asset Value Per Share	N/A	N/A	N/A	N/A	$11.36	N/A	$10.94	$37.22	$46.24
Net Assets - Class S Shares	$759	$741	$230	$4,045	$1,496	$294	$2,647	$1,206,153	$47,772
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83	84	8	261	129	16	233	32,181	1,028
Net Asset Value Per Share	$9.10	$8.81	$28.46	$15.50	$11.57	$18.81	$11.38	$37.48	$46.49
Net Assets - Class T Shares	$844	$2,420	$240,435	$117,371	$922,461	$264,272	$6,836	$3,895,345	$869,950
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	93	274	8,385	7,507	80,803	13,942	626	103,387	18,983
Net Asset Value Per Share	$9.10	$8.82	$28.68	$15.63	$11.42	$18.96	$10.92	$37.68	$45.83

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $980, $312,019, $1, $23,211, $3,769,315, $44,542, $7,180,116 and $204,117 for Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively.
(2)	Includes proceeds of $7,872,326 on short sales for Janus Global Technology Fund.
(3)	Includes premiums of $21,058, $186,380, $99,687,706 and $2,544,085 on written options for Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Select Fund and Janus Global Technology Fund, respectively.
(4)	Net of foreign tax on investments of $2,308 for Janus Asia Equity Fund.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

96 | MARCH 31, 2012

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Statements of Operations

							Janus
For the six-month period ended March 31, 2012 (unaudited)		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	International	Janus	Janus
(all numbers in thousands)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Overseas Fund	Worldwide Fund

Investment Income:
Interest	$–	$–	$–	$1	$6	$–	$–	$25	$–
Interest proceeds from short sales	–	–	–	–	–	15	–	–	–
Dividends	28	133	2,711	1,937	12,665	2,480	2,155	26,373	14,550
Dividends from affiliates	–	–	8	1	999	4	2	2,094	5
Foreign tax withheld	(2)	(9)	(165)	(80)	(711)	(18)	(167)	(2,443)	(516)
Other Income from affiliates	–	–	–	–	–	–	24	–	–
Total Investment Income	26	124	2,554	1,859	12,959	2,481	2,014	26,049	14,039
Expenses:
Advisory fees	25	79	2,222	1,028	8,767	2,591	859	21,124	6,844
Internal servicing expense	–	–	–	1	2	–	4	51	–
Shareholder reports expense	19	16	135	36	471	191	10	551	313
Transfer agent fees and expenses	5	6	95	26	390	159	5	263	226
Registration fees	79	67	44	41	44	47	58	126	37
Custodian fees	5	28	16	21	152	18	19	802	53
Professional fees	17	18	28	19	35	21	16	73	32
Non-interested Trustees’ fees and expenses	–	1	16	6	78	20	6	282	51
Short sales dividend expense	–	–	–	–	–	74	–	–	–
Short sales interest expense	–	–	–	–	–	–	–	–	–
Stock loan fees	–	–	–	–	–	45	–	–	–
Fund administration fees	–	1	33	13	130	39	10	428	95
Administrative services fees - Class D Shares	1	5	279	70	1,073	334	6	1,035	663
Administrative services fees - Class R Shares	N/A	N/A	N/A	N/A	3	N/A	1	186	1
Administrative services fees - Class S Shares	1	–	–	3	1	–	3	1,431	56
Administrative services fees - Class T Shares	1	2	270	131	1,072	293	7	4,688	1,019
Distribution fees and shareholder servicing fees - Class A Shares	1	1	2	3	25	4	64	740	3
Distribution fees and shareholder servicing fees - Class C Shares	4	4	2	8	53	5	77	919	7
Distribution fees and shareholder servicing fees - Class R Shares	N/A	N/A	N/A	N/A	6	N/A	2	372	3
Distribution fees and shareholder servicing fees - Class S Shares	1	1	–	3	(4)	–	(8)	1,493	57
Administrative, networking and omnibus fees - Class A Shares	–	–	1	3	20	3	31	581	1
Administrative, networking and omnibus fees - Class C Shares	–	–	–	2	7	1	10	133	1
Administrative, networking and omnibus fees - Class I Shares	–	1	3	19	25	6	20	706	12
Other expenses	6	8	30	11	107	32	13	353	125
Non-recurring costs (Note 4)	N/A	N/A	–	N/A	N/A	–	N/A	–	2
Costs assumed by Janus Capital Management LLC (Note 4)	N/A	N/A	–	N/A	N/A	–	N/A	–	(2)
Total Expenses	165	238	3,176	1,444	12,457	3,883	1,213	36,337	9,599
Expense and Fee Offset	–	–	(2)	(1)	(9)	(3)	–	(10)	(4)
Net Expenses	165	238	3,174	1,443	12,448	3,880	1,213	36,327	9,595
Less: Excess Expense Reimbursement	(130)	(123)	N/A	–	–	N/A	–	–	–
Net Expenses after Expense Reimbursement	35	115	3,174	1,443	12,448	3,880	1,213	36,327	9,595
Net Investment Income/(Loss)	(9)	9	(620)	416	511	(1,399)	801	(10,278)	4,444

See Notes to Financial Statements.

98 | MARCH 31, 2012

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Statements of Operations  (continued)

							Janus
For the six-month period ended March 31, 2012 (unaudited)		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	International	Janus	Janus
(all numbers in thousands)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Overseas Fund	Worldwide Fund

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	$(211)	$(947)	$36,101	$(7,038)	$16,094	$(7,093)	$(6,007)	$(575,130)	$(25,412)
Net realized gain/(loss) from futures contracts	–	1	–	–	(1,537)	–	–	–	–
Net realized gain/(loss) from short sales	–	–	–	–	–	(3,388)	–	–	–
Net realized gain/(loss) from swap contracts	16	136	–	–	(17,371)	(293)	–	188,943	–
Net realized gain/(loss) from written options contracts	–	(18)	–	–	22,649	1,455	–	–	33
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	1,268	3,498	124,393	64,855	581,026	198,638	40,240	2,036,915	403,821
Change in unrealized net appreciation/(depreciation) of futures contracts	–	–	–	–	(8,297)	–	–	–	–
Change in unrealized net appreciation/(depreciation) of short sales	–	–	–	–	–	(3,450)	–	–	–
Change in unrealized net appreciation/(depreciation) of swap contracts	(12)	8	–	–	2,957	–	–	(11,043)	–
Change in unrealized net appreciation/(depreciation) of written option contracts	–	59	122	–	27,825	595	–	–	–
Net Gain on Investments	1,061	2,737	160,616	57,817	623,346	186,464	34,233	1,639,685	378,442
Net Increase in Net Assets Resulting from Operations	$1,052	$2,746	$159,996	$58,233	$623,857	$185,065	$35,034	$1,629,407	$382,886

(1)	Net of foreign tax on investments of $2,308 for Janus Asia Equity Fund.

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the six-month period ended March 31, 2012 (unaudited) and			Janus Emerging		Janus Global		Janus Global		Janus Global
the fiscal period or year ended September 30, 2011	Janus Asia Equity Fund		Markets Fund		Life Sciences Fund		Research Fund		Select Fund
(all numbers in thousands)	2012	2011(1)	2012	2011(2)	2012	2011	2012	2011	2012	2011

Operations:
Net investment income/(loss)	$(9)	$7	$9	$92	$(620)	$(3,370)	$416	$1,005	$511	$23,663
Net realized gain/(loss) from investment and foreign currency transactions	(195)	(256)	(828)	(738)	36,101	78,134	(7,038)	29,991	19,835	596,711
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,256	(1,107)	3,565	(4,103)	124,515	(50,881)	64,855	(47,662)	603,511	(1,055,409)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,052	(1,356)	2,746	(4,749)	159,996	23,883	58,233	(16,666)	623,857	(435,035)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	(5)	–	–	(11)	(6)	(8)	(148)	(360)
Class C Shares	–	–	(4)	–	–	(1)	–	(4)	–	(62)
Class D Shares	–	–	(34)	–	(673)	(2,271)	(294)	(1,072)	(19,536)	(24,499)
Class I Shares	–	–	(15)	–	(8)	(30)	(130)	(168)	(271)	(700)
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(11)	(24)
Class S Shares	–	–	(3)	–	–	(1)	(15)	–	–	(38)
Class T Shares	–	–	(7)	–	(70)	(1,056)	(149)	(1,040)	(8,597)	(14,271)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	(4)	–	–	–	–	–	–	–
Class C Shares	–	–	(3)	–	–	–	–	–	–	–
Class D Shares	–	–	(28)	–	–	–	–	–	–	–
Class I Shares	–	–	(13)	–	–	–	–	–	–	–
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	–	–
Class S Shares	–	–	(3)	–	–	–	–	–	–	–
Class T Shares	–	–	(6)	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	–	–	(125)	–	(751)	(3,370)	(594)	(2,292)	(28,563)	(39,954)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

For the six-month period ended March 31, 2012 (unaudited) and			Janus Emerging		Janus Global		Janus Global		Janus Global
the fiscal period or year ended September 30, 2011	Janus Asia Equity Fund		Markets Fund		Life Sciences Fund		Research Fund		Select Fund
(all numbers in thousands)	2012	2011(1)	2012	2011(2)	2012	2011	2012	2011	2012	2011

Capital Share Transactions:
Shares Sold
Class A Shares	64	834	100	1,389	350	1,060	11,975	2,770	953	10,783
Class C Shares	8	833	118	914	46	372	573	2,328	207	4,506
Class D Shares	2,132	1,324	4,822	10,546	16,669	33,044	6,802	26,275	25,147	94,031
Class I Shares	157	833	5,085	5,060	1,705	1,606	7,402	31,742	5,194	16,056
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,082	1,381
Class S Shares	–	833	–	834	20	32	4,158	257	503	1,727
Class T Shares	84	834	1,044	1,906	9,909	17,203	14,765	35,869	33,502	129,401
Redemption Fees
Class D Shares	1	–	3	9	10	31	4	16	15	22
Class I Shares	–	–	–	–	–	–	1	3	–	3
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	–	–
Class S Shares	–	–	–	–	–	–	–	–	–	–
Class T Shares	–	–	–	1	2	14	5	17	8	49
Reinvested Dividends and Distributions
Class A Shares	–	–	9	–	–	11	5	7	129	324
Class C Shares	–	–	7	–	–	–	–	4	–	40
Class D Shares	–	–	62	–	663	2,238	287	1,051	19,176	24,055
Class I Shares	–	–	28	–	7	25	121	165	211	565
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10	22
Class S Shares	–	–	6	–	–	1	15	–	–	38
Class T Shares	–	–	12	–	68	1,026	148	1,032	8,372	13,940
Shares Repurchased
Class A Shares	–	–	(126)	(72)	(130)	(1,696)	(1,646)	(995)	(8,131)	(19,377)
Class C Shares	–	–	(57)	–	(192)	(59)	(573)	(834)	(2,582)	(6,096)
Class D Shares	(177)	(5)	(1,432)	(1,495)	(30,275)	(58,662)	(10,510)	(25,373)	(132,107)	(310,856)
Class I Shares	(23)	–	(1,215)	(547)	(873)	(1,759)	(6,849)	(7,074)	(8,756)	(37,510)
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(694)	(2,303)
Class S Shares	–	–	–	–	(19)	(48)	(755)	(41)	(109)	(13,558)
Class T Shares	(3)	–	(264)	(184)	(24,513)	(53,378)	(14,053)	(53,406)	(145,234)	(547,175)
Net Increase/(Decrease) from Capital Share Transactions	2,243	5,486	8,202	18,361	(26,553)	(58,939)	11,875	13,813	(203,104)	(639,932)
Net Increase/(Decrease) in Net Assets	3,295	4,130	10,823	13,612	132,692	(38,426)	69,514	(5,145)	392,190	(1,114,921)
Net Assets:
Beginning of period	4,130	–	13,612	–	631,168	669,594	236,460	241,605	2,504,239	3,619,160
End of period	$7,425	$4,130	$24,435	$13,612	$763,860	$631,168	$305,974	$236,460	$2,896,429	$2,504,239

Undistributed Net Investment Income/(Loss)*	$(130)	$(122)	$(78)	$(19)	$(683)	$687	$(9)	$167	$(4,941)	$23,112

*	See Note 5 in Notes to Financial Statements.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.

See Notes to Financial Statements.

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105

Statements of Changes in Net Assets  (continued)

For the six-month period ended March 31, 2012 (unaudited) and	Janus Global		Janus International		Janus		Janus
the fiscal year ended September 30, 2011	Technology Fund		Equity Fund		Overseas Fund		Worldwide Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011	2012	2011

Operations:
Net investment income/(loss)	$(1,399)	$(2,234)	$801	$2,965	$(10,278)	$49,284	$4,444	$16,632
Net realized gain/(loss) from investment and foreign currency transactions	(9,319)	168,665	(6,007)	18,339	(386,187)	991,740	(25,379)	389,874
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	195,783	(167,910)	40,240	(51,363)	2,025,872	(4,685,874)	403,821	(650,385)
Net Increase/(Decrease) in Net Assets Resulting from Operations	185,065	(1,479)	35,034	(30,059)	1,629,407	(3,644,850)	382,886	(243,879)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	(592)	(427)	–	(896)	(12)	(8)
Class C Shares	–	–	(34)	–	–	–	–	–
Class D Shares	–	–	(132)	(66)	–	(4,170)	(9,196)	(5,617)
Class I Shares	–	–	(1,970)	(1,214)	–	(4,933)	(151)	(63)
Class R Shares	N/A	N/A	(4)	(2)	–	–	(5)	–
Class S Shares	–	–	(14)	(27)	–	–	(174)	(72)
Class T Shares	–	–	(77)	(30)	–	(7,055)	(5,934)	(4,903)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	(41,895)	–	–	–
Class C Shares	–	–	–	–	(13,080)	–	–	–
Class D Shares	–	–	–	–	(120,564)	–	–	–
Class I Shares	–	–	–	–	(93,642)	–	–	–
Class R Shares	N/A	N/A	–	–	(10,565)	–	–	–
Class S Shares	–	–	–	–	(83,857)	–	–	–
Class T Shares	–	–	–	–	(269,221)	–	–	–
Net Decrease from Dividends and Distributions	–	–	(2,823)	(1,766)	(632,824)	(17,054)	(15,472)	(10,663)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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107

Statements of Changes in Net Assets  (continued)

For the six-month period ended March 31, 2012 (unaudited) and	Janus Global		Janus International		Janus		Janus
the fiscal year ended September 30, 2011	Technology Fund		Equity Fund		Overseas Fund		Worldwide Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011	2012	2011

Capital Share Transactions:
Shares Sold
Class A Shares	1,511	1,976	6,090	14,125	99,726	486,720	227	1,036
Class C Shares	198	789	1,592	3,008	14,450	102,952	180	413
Class D Shares	12,489	49,975	4,336	7,409	56,336	176,179	8,548	26,720
Class I Shares	1,687	4,617	13,677	45,863	237,249	1,063,433	1,978	10,385
Class R Shares	N/A	N/A	117	607	28,059	83,187	364	583
Class S Shares	44	137	177	771	132,411	460,532	2,821	9,298
Class T Shares	13,224	42,141	2,466	4,778	279,881	1,500,430	17,663	43,423
Redemption Fees
Class A Shares	–	–	1	N/A	N/A	N/A	N/A	N/A
Class C Shares	–	–	N/A	N/A	N/A	N/A	N/A	N/A
Class D Shares	11	33	1	10	26	98	5	14
Class I Shares	1	1	4	1	74	266	1	1
Class R Shares	N/A	N/A	–	–	5	10	–	–
Class S Shares	–	–	–	1	76	351	1	9
Class T Shares	16	29	–	–	185	912	7	38
Reinvested Dividends and Distributions
Class A Shares	–	–	582	419	34,227	776	12	7
Class C Shares	–	–	22	–	8,781	–	–	–
Class D Shares	–	–	130	65	117,594	4,059	8,915	5,450
Class I Shares	–	–	1,601	1,101	86,040	4,218	139	52
Class R Shares	N/A	N/A	4	2	8,781	–	4	–
Class S Shares	–	–	14	26	82,745	–	173	72
Class T Shares	–	–	77	30	263,557	6,905	5,821	4,813
Shares Repurchased
Class A Shares	(632)	(919)	(12,831)	(31,067)	(223,422)	(442,245)	(600)	(1,059)
Class C Shares	(284)	(296)	(3,394)	(6,757)	(49,551)	(114,613)	(363)	(259)
Class D Shares	(38,924)	(86,774)	(1,151)	(3,271)	(143,678)	(411,682)	(66,576)	(132,494)
Class I Shares	(2,297)	(3,747)	(13,941)	(49,270)	(397,768)	(759,732)	(2,738)	(4,745)
Class R Shares	N/A	N/A	(120)	(675)	(30,627)	(54,064)	(481)	(163)
Class S Shares	(67)	(79)	(881)	(3,743)	(273,838)	(589,025)	(6,121)	(23,413)
Class T Shares	(29,641)	(83,533)	(1,719)	(729)	(793,709)	(2,309,278)	(86,902)	(219,170)
Net Decrease from Capital Share Transactions	(42,664)	(75,650)	(3,146)	(17,296)	(462,390)	(789,611)	(116,922)	(278,989)
Net Increase/(Decrease) in Net Assets	142,401	(77,129)	29,065	(49,121)	534,193	(4,451,515)	250,492	(533,531)
Net Assets:
Beginning of period	743,266	820,395	194,285	243,406	8,587,140	13,038,655	1,853,555	2,387,086
End of period	$885,667	$743,266	$223,350	$194,285	$9,121,333	$8,587,140	$2,104,047	$1,853,555

Undistributed Net Investment Income/(Loss)*	$(2,014)	$(615)	$608	$2,630	$10,170	$20,447	$2,857	$13,885

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

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109

Financial Highlights

Class A Shares

	Janus Asia		Janus Emerging
For a share outstanding during the six-month period ended March 31, 2012 (unaudited)	Equity Fund		Markets Fund
and the fiscal period ended September 30, 2011	2012	2011(1)	2012	2011(2)

Net Asset Value, Beginning of Period	$7.43	$10.00	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	(.23)	–	(.01)
Net gain/(loss) on investments (both realized and unrealized)	1.68	(2.34)	1.47	(2.58)
Total from Investment Operations	1.68	(2.57)	1.47	(2.59)
Less Distributions:
Dividends (from net investment income)*	–	–	(.04)	–
Distributions (from capital gains)*	–	–	(.03)	–
Total Distributions	–	–	(.07)	–
Net Asset Value, End of Period	$9.11	$7.43	$8.81	$7.41
Total Return**	22.61%	(25.70)%	19.94%	(25.90)%
Net Assets, End of Period (in thousands)	$828	$619	$1,132	$971
Average Net Assets for the Period (in thousands)	$735	$724	$1,075	$1,107
Ratio of Gross Expenses to Average Net Assets***(3)	1.52%	1.35%	1.43%(4)	1.35%
Ratio of Net Expenses to Average Net Assets***(3)	1.52%	1.35%	1.43%(4)	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.60)%	0.85%	0.00%	0.81%
Portfolio Turnover Rate***	67%	12%	118%	211%

Class A Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), the fiscal year
ended September 30, 2011, the eleven-month
fiscal period ended September 30, 2010 and the	Janus Global Life Sciences Fund				Janus Global Research Fund
fiscal period ended October 31, 2009	2012	2011	2010(5)	2009(6)	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$22.72	$22.16	$19.69	$17.81	$12.51	$13.48	$11.38	$9.81
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.24)	.21	(.01)	.03	.11	.05	(.01)
Net gain/(loss) on investments (both realized and unrealized)	5.85	.94	2.28	1.89	3.07	(.94)	2.07	1.58
Total from Investment Operations	5.84	.70	2.49	1.88	3.10	(.83)	2.12	1.57
Less Distributions and Other:
Dividends (from net investment income)*	–	(.14)	(.02)	–	(.03)	(.14)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	N/A	–	–	–(7)	–
Total Distributions and Other	–	(.14)	(.02)	–	(.03)	(.14)	(.02)	–
Net Asset Value, End of Period	$28.56	$22.72	$22.16	$19.69	$15.58	$12.51	$13.48	$11.38
Total Return**	25.70%	3.14%	12.65%	10.56%	24.81%	(6.33)%	18.64%	16.00%
Net Assets, End of Period (in thousands)	$1,588	$1,072	$1,571	$61	$13,093	$2,144	$756	$85
Average Net Assets for the Period (in thousands)	$1,286	$1,628	$849	$27	$3,673	$1,645	$291	$7
Ratio of Gross Expenses to Average Net Assets***(3)	1.07%	1.07%(8)	1.11%(8)	1.10%	1.25%	1.16%	1.28%	1.37%
Ratio of Net Expenses to Average Net Assets***(3)	1.07%	1.07%(8)	1.11%(8)	1.05%	1.24%	1.16%	1.27%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.32)%	(0.68)%	1.66%	(0.19)%	0.31%	0.29%	0.58%	(3.12)%
Portfolio Turnover Rate***	49%	54%	46%	70%	69%	78%	74%	99%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.69% and 1.69%, respectively, in 2012 without the waiver of these fees and expenses.
(5)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.
(7)	Redemption fees aggregated less than $.01 on a per share basis.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.04% and 1.04%, respectively, in 2011 and 1.07% and 1.07%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

110 | MARCH 31, 2012

Class A Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), the fiscal year
ended September 30, 2011, the eleven-month
fiscal period ended September 30, 2010 and the	Janus Global Select Fund				Janus Global Technology Fund
fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.14	$10.99	$9.03	$7.59	$15.05	$15.25	$12.56	$10.96
Income from Investment Operations:
Net investment income/(loss)	–	.19	(.01)	(.01)	(.04)	(.02)	(.03)	.01
Net gain/(loss) on investments (both realized and unrealized)	2.34	(1.93)	1.97	1.45	3.87	(.18)	2.72	1.59
Total from Investment Operations	2.34	(1.74)	1.96	1.44	3.83	(.20)	2.69	1.60
Less Distributions and Other:
Dividends (from net investment income)*	(.07)	(.11)	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	N/A	–	–(3)	–(3)	–
Total Distributions and Other	(.07)	(.11)	–	–	–	–	–	–
Net Asset Value, End of Period	$11.41	$9.14	$10.99	$9.03	$18.88	$15.05	$15.25	$12.56
Total Return**	25.83%	(16.04)%	21.71%	18.97%	25.45%	(1.31)%	21.42%	14.60%
Net Assets, End of Period (in thousands)	$18,693	$21,288	$33,737	$23,859	$3,747	$2,150	$1,273	$232
Average Net Assets for the Period (in thousands)	$20,077	$34,871	$29,501	$24,760	$3,065	$2,070	$818	$88
Ratio of Gross Expenses to Average Net Assets***(4)	1.17%(5)	1.08%(5)	1.11%(5)	1.18%(5)	1.23%(6)	1.12%(6)	1.26%(6)	1.07%(6)
Ratio of Net Expenses to Average Net Assets***(4)	1.17%(5)	1.08%(5)	1.10%(5)	1.16%(5)	1.23%(6)	1.11%(6)	1.26%(6)	0.99%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.24)%	0.48%	0.19%	(0.36)%	(0.62)%	(0.39)%	(0.66)%	(0.45)%
Portfolio Turnover Rate***	95%	138%	127%	125%	37%	89%	76%	111%

Class A Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), each fiscal year
ended September 30, the two-month fiscal period ended
September 30, 2009 and each fiscal year or period	Janus International Equity Fund
ended July 31	2012	2011	2010	2009(7)	2009(8)	2008	2007(9)(10)

Net Asset Value, Beginning of Period	$9.41	$10.90	$9.65	$9.11	$11.53	$11.35	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	.14	.06	.02	.12	(.02)	.09
Net gain/(loss) on investments (both realized and unrealized)	1.69	(1.57)	1.20	.52	(2.29)	.29	1.26
Total from Investment Operations	1.74	(1.43)	1.26	.54	(2.17)	.27	1.35
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	(.06)	(.01)	–	(.16)	(.04)	–
Distributions (from capital gains)*	–	–	–	–	(.09)	(.05)	–
Redemption fees	–(3)	–	–(3)	–	–	–	–
Total Distributions and Other	(.12)	(.06)	(.01)	–	(.25)	(.09)	–
Net Asset Value, End of Period	$11.03	$9.41	$10.90	$9.65	$9.11	$11.53	$11.35
Total Return**	18.68%	(13.21)%	13.04%	5.93%	(18.29)%	2.29%	13.50%
Net Assets, End of Period (in thousands)	$53,178	$51,188	$75,583	$71,609	$65,443	$73,749	$800
Average Net Assets for the Period (in thousands)	$51,458	$76,011	$68,357	$69,156	$54,721	$21,952	$643
Ratio of Gross Expenses to Average Net Assets***(4)	1.33%	1.22%	1.34%	1.31%	1.41%	1.28%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.33%	1.22%	1.34%	1.31%	1.41%	1.27%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.56%	1.02%	0.76%	1.02%	1.49%(11)	1.32%	1.44%
Portfolio Turnover Rate***	50%	77%	132%	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.17% and 1.17%, respectively, in 2012, 1.07% and 1.07%, respectively, in 2011, 1.09% and 1.09%, respectively, in 2010 and 1.16% and 1.14%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.20% and 1.20% respectively, in 2012, 1.08% and 1.08%, respectively, in 2011, 1.14% and 1.13%, respectively, in 2010 and 1.06% and 0.99%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(8)	Period from August 1, 2008 through July 31, 2009.
(9)	Period from November 28, 2006 (inception date) through July 31, 2007.
(10)	Certain prior year amounts have been reclassified to conform with current year presentation.
(11)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Global & International Funds | 111

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the six-month period ended March 31, 2012
(unaudited), the fiscal year ended September 30, 2011, the eleven-month fiscal	Janus Overseas Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$33.87	$47.51	$38.63	$33.51
Income from Investment Operations:
Net investment income/(loss)	(.06)	.08	(.01)	.22
Net gain/(loss) on investments (both realized and unrealized)	6.41	(13.67)	9.03	4.90
Total from Investment Operations	6.35	(13.59)	9.02	5.12
Less Distributions:
Dividends (from net investment income)*	–	(.05)	(.14)	–
Distributions (from capital gains)*	(2.67)	–	–	–
Total Distributions	(2.67)	(.05)	(.14)	–
Net Asset Value, End of Period	$37.55	$33.87	$47.51	$38.63
Total Return**	20.13%	(28.64)%	23.39%	15.28%
Net Assets, End of Period (in thousands)	$547,535	$569,936	$781,965	$462,533
Average Net Assets for the Period (in thousands)	$591,905	$892,190	$614,405	$452,405
Ratio of Gross Expenses to Average Net Assets***(3)	0.98%	1.03%	1.07%	1.00%
Ratio of Net Expenses to Average Net Assets***(3)	0.98%	1.03%	1.07%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.40)%	0.31%	0.13%	0.39%
Portfolio Turnover Rate***	29%	43%	33%	45%

Class A Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited),	Janus Worldwide
the fiscal year ended September 30, 2011, the eleven-month fiscal period ended	Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.56	$43.56	$37.43	$33.40
Income from Investment Operations:
Net investment income/(loss)	.04	.23	.07	.04
Net gain/(loss) on investments (both realized and unrealized)	8.07	(5.10)	6.23	3.99
Total from Investment Operations	8.11	(4.87)	6.30	4.03
Less Distributions:
Dividends (from net investment income)*	(.23)	(.13)	(.17)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.23)	(.13)	(.17)	–
Net Asset Value, End of Period	$46.44	$38.56	$43.56	$37.43
Total Return**	21.12%	(11.23)%	16.87%	12.07%
Net Assets, End of Period (in thousands)	$2,277	$2,214	$2,575	$3,084
Average Net Assets for the Period (in thousands)	$2,292	$2,777	$2,620	$2,020
Ratio of Gross Expenses to Average Net Assets***(3)	1.14%	1.08%	1.00%	1.20%
Ratio of Net Expenses to Average Net Assets***(3)	1.14%	1.08%	1.00%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.25%	0.56%	0.45%	0.81%
Portfolio Turnover Rate***	52%	94%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

112 | MARCH 31, 2012

Class C Shares

	Janus Asia		Janus Emerging
For a share outstanding during the six-month period ended March 31, 2012	Equity Fund		Markets Fund
(unaudited) and the fiscal period ended September 30, 2011	2012	2011(1)	2012	2011(2)

Net Asset Value, Beginning of Period	$7.43	$10.00	$7.39	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.23)	(.02)	(.05)
Net gain/(loss) on investments (both realized and unrealized)	1.70	(2.34)	1.46	(2.56)
Total from Investment Operations	1.67	(2.57)	1.44	(2.61)
Less Distributions:
Dividends (from net investment income)*	–	–	(.04)	–
Distributions (from capital gains)*	–	–	(.03)	–
Total Distributions	–	–	(.07)	–
Net Asset Value, End of Period	$9.10	$7.43	$8.76	$7.39
Total Return**	22.48%	(25.70)%	19.58%	(26.10)%
Net Assets, End of Period (in thousands)	$768	$619	$875	$677
Average Net Assets for the Period (in thousands)	$705	$724	$807	$838
Ratio of Gross Expenses to Average Net Assets***(3)	1.72%(4)	1.38%(4)	2.06%(5)	1.71%(5)
Ratio of Net Expenses to Average Net Assets***(3)	1.72%(4)	1.38%(4)	2.06%(5)	1.71%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.81)%	0.82%	(0.62)%	0.33%
Portfolio Turnover Rate***	67%	12%	118%	211%

Class C Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), the fiscal year
ended September 30, 2011, the eleven-month fiscal
period ended September 30, 2010 and the fiscal	Janus Global Life Sciences Fund				Janus Global Research Fund
period ended October 31, 2009	2012	2011	2010(6)	2009(7)	2012	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$22.41	$21.97	$19.64	$17.81	$12.33	$13.34	$11.34	$9.81
Income from Investment Operations:
Net investment income/(loss)	(.23)	(.18)	.13	(.03)	(.05)	.02	.01	(.01)
Net gain/(loss) on investments (both realized and unrealized)	5.89	.71	2.20	1.86	3.03	(.94)	2.01	1.54
Total from Investment Operations	5.66	.53	2.33	1.83	2.98	(.92)	2.02	1.53
Less Distributions and Other:
Dividends (from net investment income)*	–	(.09)	–	–	–	(.09)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	N/A	–	–	–(8)	–
Total Distributions and Other	–	(.09)	–	–	–	(.09)	(.02)	–
Net Asset Value, End of Period	$28.07	$22.41	$21.97	$19.64	$15.31	$12.33	$13.34	$11.34
Total Return**	25.26%	2.39%	11.86%	10.28%	24.17%	(7.02)%	17.79%	15.60%
Net Assets, End of Period (in thousands)	$425	$461	$187	$21	$1,981	$1,624	$447	$188
Average Net Assets for the Period (in thousands)	$482	$289	$75	$7	$1,730	$1,238	$248	$28
Ratio of Gross Expenses to Average Net Assets***(3)	1.77%	1.77%(9)	1.88%(9)	1.87%	2.07%	1.93%	1.95%	1.55%
Ratio of Net Expenses to Average Net Assets***(3)	1.77%	1.77%(9)	1.88%(9)	1.80%	2.07%	1.93%	1.95%	1.31%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.08)%	(1.23)%	1.27%	(1.09)%	(0.67)%	(0.49)%	(0.03)%	(1.32)%
Portfolio Turnover Rate***	49%	54%	46%	70%	69%	78%	74%	99%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 2.35% and 2.35%, respectively, in 2012 and 2.34% and 2.34%, respectively, in 2011 without the waiver of these fees and expenses.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 2.49% and 2.49%, respectively, in 2012 and 2.33% and 2.32%, respectively, in 2011 without the waiver of these fees and expenses.
(6)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.
(8)	Redemption fees aggregated less than $.01 on a per share basis.
(9)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.75% and 1.75%, respectively, in 2011 and 1.84% and 1.84%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 113

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), the fiscal year
ended September 30, 2011, the eleven-month
fiscal period ended September 30, 2010 and the	Janus Global Select Fund				Janus Global Technology Fund
fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.04	$10.89	$9.01	$7.59	$14.79	$15.12	$12.53	$10.96
Income from Investment Operations:
Net investment income/(loss)	(.06)	.10	(.07)	(.03)	(.13)	(.11)	(.09)	–
Net gain/(loss) on investments (both realized and unrealized)	2.35	(1.91)	1.95	1.45	3.85	(.22)	2.68	1.57
Total from Investment Operations	2.29	(1.81)	1.88	1.42	3.72	(.33)	2.59	1.57
Less Distributions and Other:
Dividends (from net investment income)*	–	(.04)	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	N/A	–	–(3)	–(3)	–
Total Distributions and Other	–	(.04)	–	–	–	–	–	–
Net Asset Value, End of Period	$11.33	$9.04	$10.89	$9.01	$18.51	$14.79	$15.12	$12.53
Total Return**	25.33%	(16.68)%	20.87%	18.71%	25.15%	(2.18)%	20.67%	14.32%
Net Assets, End of Period (in thousands)	$10,358	$10,384	$14,285	$9,611	$1,132	$995	$613	$36
Average Net Assets for the Period (in thousands)	$10,530	$16,160	$12,066	$9,297	$1,020	$1,037	$441	$14
Ratio of Gross Expenses to Average Net Assets***(4)	1.86%(5)	1.81%(5)	1.88%(5)	1.95%(5)	1.98%(6)	1.84%(6)	1.98%(6)	1.82%(6)
Ratio of Net Expenses to Average Net Assets***(4)	1.86%(5)	1.81%(5)	1.88%(5)	1.93%(5)	1.98%(6)	1.84%(6)	1.98%(6)	1.75%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.93)%	(0.23)%	(0.57)%	(1.14)%	(1.37)%	(1.11)%	(1.35)%	(1.20)%
Portfolio Turnover Rate***	95%	138%	127%	125%	37%	89%	76%	111%

Class C Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), each fiscal year ended
September 30, the two-month fiscal period ended
September 30, 2009 and each fiscal year or period ended	Janus International Equity Fund
July 31	2012	2011	2010	2009(7)	2009(8)	2008	2007(9)

Net Asset Value, Beginning of Period	$9.19	$10.68	$9.52	$9.00	$11.37	$11.30	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	.02	(.02)	.01	.06	(.02)	.04
Net gain/(loss) on investments (both realized and unrealized)	1.67	(1.51)	1.18	.51	(2.26)	.14	1.26
Total from Investment Operations	1.66	(1.49)	1.16	.52	(2.20)	.12	1.30
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	–	–	(.08)	–	–
Distributions (from capital gains)*	–	–	–	–	(.09)	(.05)	–
Redemption fees	–	–	–(3)	–	–	–	–
Total Distributions and Other	(.02)	–	–	–	(.17)	(.05)	–
Net Asset Value, End of Period	$10.83	$9.19	$10.68	$9.52	$9.00	$11.37	$11.30
Total Return**	18.12%	(13.95)%	12.18%	5.78%	(18.88)%	1.02%	13.00%
Net Assets, End of Period (in thousands)	$15,776	$15,027	$21,096	$16,596	$15,260	$16,623	$846
Average Net Assets for the Period (in thousands)	$15,445	$20,507	$18,979	$15,959	$12,613	$5,971	$619
Ratio of Gross Expenses to Average Net Assets***(4)	2.10%	1.98%	2.13%	2.08%	2.20%	2.04%	2.26%
Ratio of Net Expenses to Average Net Assets***(4)	2.10%	1.98%	2.13%	2.07%	2.20%	2.04%	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.21)%	0.26%	(0.04)%	0.24%	0.75%(10)	0.51%	0.63%
Portfolio Turnover Rate***	50%	77%	132%	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.86% and 1.86%, respectively, in 2012, 1.80% and 1.80%, respectively, in 2011, 1.87% and 1.86%, respectively, in 2010 and 1.93% and 1.91%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.95% and 1.95%, respectively, in 2012, 1.80% and 1.80%, respectively, in 2011, 1.85% and 1.85%, respectively, in 2010 and 1.82% and 1.74%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(8)	Period from August 1, 2008 through July 31, 2009.
(9)	Period from November 28, 2006 (inception date) through July 31, 2007.
(10)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

114 | MARCH 31, 2012

Class C Shares

For a share outstanding during the six-month period ended March 31, 2012
(unaudited), the fiscal year ended September 30, 2011, the eleven-month fiscal	Janus Overseas Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$33.42	$47.17	$38.52	$33.51
Income from Investment Operations:
Net investment income/(loss)	(.29)	(.34)	(.24)	.10
Net gain/(loss) on investments (both realized and unrealized)	6.41	(13.41)	8.93	4.91
Total from Investment Operations	6.12	(13.75)	8.69	5.01
Less Distributions:
Dividends (from net investment income)*	–	–	(.04)	–
Distributions (from capital gains)*	(2.67)	–	–	–
Total Distributions	(2.67)	–	(.04)	–
Net Asset Value, End of Period	$36.87	$33.42	$47.17	$38.52
Total Return**	19.70%	(29.15)%	22.57%	14.95%
Net Assets, End of Period (in thousands)	$177,259	$184,001	$281,217	$185,858
Average Net Assets for the Period (in thousands)	$183,763	$303,311	$239,154	$170,640
Ratio of Gross Expenses to Average Net Assets***(3)	1.69%	1.77%	1.76%	1.93%
Ratio of Net Expenses to Average Net Assets***(3)	1.69%	1.77%	1.76%	1.92%
Ratio of Net Investment Loss to Average Net Assets***	(1.12)%	(0.44)%	(0.56)%	(0.56)%
Portfolio Turnover Rate***	29%	43%	33%	45%

Class C Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited),	Janus Worldwide
the fiscal year ended September 30, 2011, the eleven-month fiscal period ended	Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.14	$43.29	$37.34	$33.40
Income from Investment Operations:
Net investment income/(loss)	(.16)	(.09)	(.17)	(.05)
Net gain/(loss) on investments (both realized and unrealized)	8.04	(5.06)	6.12	3.99
Total from Investment Operations	7.88	(5.15)	5.95	3.94
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$46.02	$38.14	$43.29	$37.34
Total Return**	20.66%	(11.90)%	15.93%	11.80%
Net Assets, End of Period (in thousands)	$1,320	$1,251	$1,303	$1,144
Average Net Assets for the Period (in thousands)	$1,346	$1,472	$1,221	$1,063
Ratio of Gross Expenses to Average Net Assets***(3)	1.88%	1.83%	1.86%	2.07%
Ratio of Net Expenses to Average Net Assets***(3)	1.88%	1.82%	1.86%	2.05%
Ratio of Net Investment Loss to Average Net Assets***	(0.49)%	(0.16)%	(0.32)%	(0.14)%
Portfolio Turnover Rate***	52%	94%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Global & International Funds | 115

Financial Highlights  (continued)

Class D Shares

			Janus Emerging
For a share outstanding during the six-month period ended March 31, 2012	Janus Asia Equity Fund		Markets Fund
(unaudited) and the fiscal period ended September 30, 2011	2012	2011(1)	2012	2011(2)

Net Asset Value, Beginning of Period	$7.42	$10.00	$7.42	$10.00
Income from Investment Operations:
Net investment income/(loss)	.12	(.18)	.02	(.01)
Net gain/(loss) on investments (both realized and unrealized)	1.60	(2.40)	1.46	(2.59)
Total from Investment Operations	1.72	(2.58)	1.48	(2.60)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.04)	–
Distributions (from capital gains)*	–	–	(.03)	–
Redemption fees	–(3)	–(3)	–(3)	.02
Total Distributions and Other	–	–	(.07)	.02
Net Asset Value, End of Period	$9.14	$7.42	$8.83	$7.42
Total Return**	23.18%	(25.80)%	20.05%	(25.80)%
Net Assets, End of Period (in thousands)	$3,323	$1,035	$11,451	$6,699
Average Net Assets for the Period (in thousands)	$1,855	$963	$8,573	$6,847
Ratio of Gross Expenses to Average Net Assets***(4)	0.73%(5)	1.39%(5)	1.35%(6)	1.33%(6)
Ratio of Net Expenses to Average Net Assets***(4)	0.73%(5)	1.39%(5)	1.35%(6)	1.32%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.24%	0.90%	0.15%	0.91%
Portfolio Turnover Rate***	67%	12%	118%	211%

Class D Shares

For a share outstanding during the six-month period ended	Janus Global Life
March 31, 2012 (unaudited) and each fiscal year or period	Sciences Fund			Janus Global Research Fund
ended September 30	2012	2011	2010(7)	2012	2011	2010(7)

Net Asset Value, Beginning of Period	$22.83	$22.21	$21.65	$12.56	$13.51	$11.79
Income from Investment Operations:
Net investment income/(loss)	(.02)	(.10)	.24	.03	.07	.09
Net gain/(loss) on investments (both realized and unrealized)	5.91	.84	.32	3.09	(.89)	1.63
Total from Investment Operations	5.89	.74	.56	3.12	(.82)	1.72
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.12)	–	(.04)	(.13)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(.04)	(.12)	–	(.04)	(.13)	–
Net Asset Value, End of Period	$28.68	$22.83	$22.21	$15.64	$12.56	$13.51
Total Return**	25.81%	3.32%	2.59%	24.86%	(6.21)%	14.59%
Net Assets, End of Period (in thousands)	$514,872	$421,225	$432,620	$126,656	$104,911	$111,287
Average Net Assets for the Period (in thousands)	$464,774	$455,425	$426,969	$116,493	$124,160	$106,191
Ratio of Gross Expenses to Average Net Assets***(4)	0.89%	0.90%(8)	1.00%(8)	1.04%	1.00%	1.09%
Ratio of Net Expenses to Average Net Assets***(4)	0.89%	0.90%(8)	1.00%(8)	1.03%	1.00%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.15)%	(0.45)%	1.74%	0.35%	0.41%	1.21%
Portfolio Turnover Rate***	49%	54%	46%	69%	78%	74%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.76% and 1.75%, respectively, in 2012 and 2.26% and 2.26%, respectively, in 2011 without the waiver of these fees and expenses.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.63% and 1.62%, respectively, in 2012 and 1.59% and 1.59%, respectively, in 2011 without the waiver of these fees and expenses.
(7)	Period from February 16, 2010 (inception date) through September 30, 2010.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.87% and 0.87%, respectively, in 2011 and 0.95% and 0.95%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

116 | MARCH 31, 2012

Class D Shares

For a share outstanding during the six-month period				Janus Global
ended March 31, 2012 (unaudited) and each fiscal	Janus Global Select Fund			Technology Fund
year or period ended September 30	2012	2011	2010(1)	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$9.17	$11.01	$9.82	$15.10	$15.29	$13.46
Income from Investment Operations:
Net investment income/(loss)	.01	.22	.01	(.03)	–	.02
Net gain/(loss) on investments (both realized and unrealized)	2.34	(1.93)	1.18	3.91	(.19)	1.81
Total from Investment Operations	2.35	(1.71)	1.19	3.88	(.19)	1.83
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	(.13)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(2)	–(2)	–	–(2)	–(2)	–(2)
Total Distributions and Other	(.11)	(.13)	–	–	–	–
Net Asset Value, End of Period	$11.41	$9.17	$11.01	$18.98	$15.10	$15.29
Total Return**	25.93%	(15.80)%	12.12%	25.70%	(1.24)%	13.60%
Net Assets, End of Period (in thousands)	$1,911,769	$1,611,690	$2,121,813	$608,729	$507,871	$546,899
Average Net Assets for the Period (in thousands)	$1,788,079	$2,155,890	$2,043,615	$556,063	$603,592	$526,770
Ratio of Gross Expenses to Average Net Assets***(3)	0.88%(4)	0.85%(4)	0.90%(4)	0.93%(5)	0.91%(5)	1.08%(5)
Ratio of Net Expenses to Average Net Assets***(3)	0.88%(4)	0.85%(4)	0.90%(4)	0.93%(5)	0.91%(5)	1.08%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.07%	0.73%	0.57%	(0.32)%	(0.22)%	(0.39)%
Portfolio Turnover Rate***	95%	138%	127%	37%	89%	76%

Class D Shares

For a share outstanding during the six-month period	Janus International
ended March 31, 2012 (unaudited) and each fiscal year	Equity Fund			Janus Overseas Fund
or period ended September 30	2012	2011	2010(1)	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$9.40	$10.91	$9.71	$33.98	$47.60	$41.51
Income from Investment Operations:
Net investment income/(loss)	.06	.12	.03	(.02)	.19	.16
Net gain/(loss) on investments (both realized and unrealized)	1.69	(1.54)	1.16	6.46	(13.73)	5.92
Total from Investment Operations	1.75	(1.42)	1.19	6.44	(13.54)	6.08
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.10)	–	–	(.08)	–
Distributions (from capital gains)*	–	–	–	(2.67)	–	–
Redemption fees	–(2)	.01	.01	–(2)	–(2)	.01
Total Distributions and Other	(.15)	(.09)	.01	(2.67)	(.08)	.01
Net Asset Value, End of Period	$11.00	$9.40	$10.91	$37.75	$33.98	$47.60
Total Return**	18.83%	(13.07)%	12.36%	20.35%	(28.50)%	14.67%
Net Assets, End of Period (in thousands)	$12,941	$8,146	$5,558	$1,793,102	$1,573,265	$2,440,197
Average Net Assets for the Period (in thousands)	$9,991	$8,914	$2,807	$1,724,990	$2,375,411	$2,308,567
Ratio of Gross Expenses to Average Net Assets***(3)	1.12%	1.15%	1.16%	0.67%	0.82%	0.87%
Ratio of Net Expenses to Average Net Assets***(3)	1.12%	1.15%	1.16%	0.67%	0.82%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.89%	1.12%	1.10%	(0.09)%	0.49%	0.66%
Portfolio Turnover Rate***	50%	77%	132%	29%	43%	33%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.88% and 0.88%, respectively, in 2012, 0.85% and 0.85%, respectively, in 2011 and 0.88% and 0.88%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.91% and 0.90%, respectively, in 2012, 0.88% and 0.88%, respectively, in 2011 and 0.97% and 0.96%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 117

Financial Highlights  (continued)

Class D Shares

	Janus Worldwide
For a share outstanding during the six-month period ended March 31, 2012 (unaudited)	Fund
and each fiscal year or period ended September 30	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$38.16	$43.69	$38.92
Income from Investment Operations:
Net investment income	.11	.33	.19
Net gain/(loss) on investments (both realized and unrealized)	7.95	(5.66)	4.58
Total from Investment Operations	8.06	(5.33)	4.77
Less Distributions and Other:
Dividends (from net investment income)*	(.35)	(.20)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(2)	–(2)	–
Total Distributions and Other	(.35)	(.20)	–
Net Asset Value, End of Period	$45.87	$38.16	$43.69
Total Return**	21.28%	(12.28)%	12.26%
Net Assets, End of Period (in thousands)	$1,164,782	$1,012,250	$1,253,472
Average Net Assets for the Period (in thousands)	$1,104,865	$1,273,472	$1,210,028
Ratio of Gross Expenses to Average Net Assets***(3)	0.91%	0.86%	0.83%
Ratio of Net Expenses to Average Net Assets***(3)	0.91%	0.86%	0.83%
Ratio of Net Investment Income to Average Net Assets***	0.49%	0.76%	0.93%
Portfolio Turnover Rate***	52%	94%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

118 | MARCH 31, 2012

Class I Shares

	Janus Asia		Janus Emerging
For a share outstanding during the six-month period ended March 31, 2012 (unaudited)	Equity Fund		Markets Fund
and the fiscal period ended September 30, 2011	2012	2011(1)	2012	2011(2)

Net Asset Value, Beginning of Period	$7.43	$10.00	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	(.23)	.03	(.01)
Net gain/(loss) on investments (both realized and unrealized)	1.67	(2.34)	1.45	(2.58)
Total from Investment Operations	1.69	(2.57)	1.48	(2.59)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.04)	–
Distributions (from capital gains)*	–	–	(.03)	–
Redemption fees	–(3)	–	–(3)	–(3)
Total Distributions and Other	–	–	(.07)	–
Net Asset Value, End of Period	$9.12	$7.43	$8.82	$7.41
Total Return**	22.75%	(25.70)%	20.07%	(25.90)%
Net Assets, End of Period (in thousands)	$903	$619	$7,816	$3,347
Average Net Assets for the Period (in thousands)	$756	$724	$3,784	$3,574
Ratio of Gross Expenses to Average Net Assets***(4)	1.34%	1.34%	1.26%	1.33%
Ratio of Net Expenses to Average Net Assets***(4)	1.34%	1.34%	1.25%	1.33%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.41)%	0.86%	0.20%	0.87%
Portfolio Turnover Rate***	67%	12%	118%	211%

Class I Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), the fiscal year
ended September 30, 2011, the eleven-month
fiscal period ended September 30, 2010 and the	Janus Global Life Sciences Fund				Janus Global Research Fund
fiscal period ended October 31, 2009	2012	2011	2010(5)	2009(6)	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$22.82	$22.22	$19.71	$17.81	$12.55	$13.51	$11.38	$9.81
Income from Investment Operations:
Net investment income/(loss)	–	(.11)	.24	–	.03	.09	.09	.03
Net gain/(loss) on investments (both realized and unrealized)	5.88	.86	2.28	1.90	3.09	(.89)	2.06	1.54
Total from Investment Operations	5.88	.75	2.52	1.90	3.12	(.80)	2.15	1.57
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.15)	(.02)	–	(.05)	(.16)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Redemption fees	–(3)	–(3)	.01	–	–(3)	–(3)	–(3)	–
Total Distributions and Other	(.04)	(.15)	(.01)	–	(.05)	(.16)	(.02)	–
Net Asset Value, End of Period	$28.66	$22.82	$22.22	$19.71	$15.62	$12.55	$13.51	$11.38
Total Return**	25.82%	3.37%	12.85%	10.67%	24.91%	(6.10)%	18.93%	16.00%
Net Assets, End of Period (in thousands)	$6,310	$4,313	$4,319	$991	$42,828	$33,967	$14,228	$37
Average Net Assets for the Period (in thousands)	$5,116	$4,654	$2,645	$249	$38,245	$25,488	$8,698	$31
Ratio of Gross Expenses to Average Net Assets***(4)	0.84%	0.87%(7)	0.92%(7)	0.87%	0.98%	0.96%	0.96%	0.43%
Ratio of Net Expenses to Average Net Assets***(4)	0.84%	0.87%(7)	0.91%(7)	0.77%	0.98%	0.96%	0.96%	0.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.08)%	(0.45)%	1.81%	0.10%	0.40%	0.52%	1.34%	1.01%
Portfolio Turnover Rate***	49%	54%	46%	70%	69%	78%	74%	99%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.84% and 0.84%, respectively, in 2011 and 0.88% and 0.88%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 119

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), the fiscal year
ended September 30, 2011, the eleven-month
fiscal period ended September 30, 2010 and the	Janus Global Select Fund				Janus Global Technology Fund
fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.17	$11.03	$9.04	$7.59	$15.15	$15.32	$12.57	$10.96
Income from Investment Operations:
Net investment income/(loss)	.01	.21	.03	–	(.03)	–	–	–
Net gain/(loss) on investments (both realized and unrealized)	2.34	(1.92)	1.97	1.45	3.92	(.17)	2.74	1.61
Total from Investment Operations	2.35	(1.71)	2.00	1.45	3.89	(.17)	2.74	1.61
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.15)	(.01)	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Redemption fees	–(3)	–(3)	N/A	N/A	–(3)	–(3)	.01	–
Total Distributions and Other	(.10)	(.15)	(.01)	–	–	–	.01	–
Net Asset Value, End of Period	$11.42	$9.17	$11.03	$9.04	$19.04	$15.15	$15.32	$12.57
Total Return**	25.90%	(15.83)%	22.17%	19.10%	25.68%	(1.11)%	21.88%	14.69%
Net Assets, End of Period (in thousands)	$28,560	$26,051	$52,107	$9,121	$7,493	$6,562	$5,959	$973
Average Net Assets for the Period (in thousands)	$27,682	$47,794	$28,520	$2,354	$6,820	$7,506	$1,876	$123
Ratio of Gross Expenses to Average Net Assets***(4)	0.90%(5)	0.84%(5)	0.79%(5)	0.74%(5)	0.95%(6)	0.87%(6)	1.10%(6)	0.85%(6)
Ratio of Net Expenses to Average Net Assets***(4)	0.90%(5)	0.84%(5)	0.79%(5)	0.66%(5)	0.95%(6)	0.86%(6)	1.10%(6)	0.63%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.04%	0.69%	0.57%	(0.31)%	(0.34)%	(0.16)%	(0.52)%	(1.27)%
Portfolio Turnover Rate***	95%	138%	127%	125%	37%	89%	76%	111%

Class I Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), each fiscal year ended
September 30, the two-month fiscal period ended	Janus International Equity Fund
September 30, 2009 and each fiscal year or period ended July 31	2012	2011	2010	2009(7)	2009(8)	2008	2007(9)

Net Asset Value, Beginning of Period	$9.41	$10.90	$9.65	$9.11	$11.52	$11.39	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	.16	.09	.02	.14	.08	.05
Net gain/(loss) on investments (both realized and unrealized)	1.69	(1.55)	1.20	.52	(2.27)	.16	1.34
Total from Investment Operations	1.74	(1.39)	1.29	.54	(2.13)	.24	1.39
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	(.10)	(.04)	–	(.19)	(.06)	–
Distributions (from capital gains)*	–	–	–	–	(.09)	(.05)	–
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)	–
Total Distributions and Other	(.17)	(.10)	(.04)	–	(.28)	(.11)	–
Net Asset Value, End of Period	$10.98	$9.41	$10.90	$9.65	$9.11	$11.52	$11.39
Total Return**	18.77%	(12.93)%	13.44%	5.93%	(17.89)%	2.02%	13.90%
Net Assets, End of Period (in thousands)	$131,305	$111,307	$131,905	$80,850	$71,578	$68,397	$22,761
Average Net Assets for the Period (in thousands)	$121,952	$142,120	$110,413	$75,168	$52,295	$43,172	$6,599
Ratio of Gross Expenses to Average Net Assets***(4)	0.99%	0.90%	0.99%	0.97%	1.04%	1.19%	1.26%
Ratio of Net Expenses to Average Net Assets***(4)	0.99%	0.90%	0.99%	0.97%	1.04%	1.18%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.92%	1.36%	1.13%	1.37%	2.00%(10)	1.17%	2.28%
Portfolio Turnover Rate***	50%	77%	132%	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.90% and 0.90%, respectively, in 2012, 0.83% and 0.83%, respectively, in 2011, 0.78% and 0.77%, respectively, in 2010 and 0.73% and 0.65%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.92% and 0.92%, respectively, in 2012, 0.83% and 0.83%, respectively, in 2011, 0.98% and 0.98%, respectively, in 2010 and 0.85% and 0.63%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(8)	Period from August 1, 2008 through July 31, 2009.
(9)	Period from November 28, 2006 (inception date) through July 31, 2007.
(10)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

120 | MARCH 31, 2012

Class I Shares

For a share outstanding during the six-month period ended March 31, 2012
(unaudited), the fiscal year ended September 30, 2011, the eleven-month
fiscal period ended September 30, 2010 and the fiscal period ended	Janus Overseas Fund
October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$34.03	$47.67	$38.67	$33.51
Income from Investment Operations:
Net investment income	–	.22	.08	.21
Net gain/(loss) on investments (both realized and unrealized)	6.44	(13.73)	9.08	4.95
Total from Investment Operations	6.44	(13.51)	9.16	5.16
Less Distributions and Other:
Dividends (from net investment income)*	–	(.13)	(.17)	–
Distributions (from capital gains)*	(2.67)	–	–	–
Redemption fees	–(3)	–(3)	.01	–(3)
Total Distributions and Other	(2.67)	(.13)	(.16)	–
Net Asset Value, End of Period	$37.80	$34.03	$47.67	$38.67
Total Return**	20.31%	(28.42)%	23.78%	15.40%
Net Assets, End of Period (in thousands)	$1,347,384	$1,275,662	$1,534,256	$542,392
Average Net Assets for the Period (in thousands)	$1,333,104	$1,878,306	$913,570	$447,943
Ratio of Gross Expenses to Average Net Assets***(4)	0.64%	0.75%	0.77%	0.70%
Ratio of Net Expenses to Average Net Assets***(4)	0.64%	0.75%	0.77%	0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.06)%	0.61%	0.48%	0.64%
Portfolio Turnover Rate***	29%	43%	33%	45%

Class I Shares

For a share outstanding during the six-month period ended March 31, 2012	Janus Worldwide
(unaudited), the fiscal year ended September 30, 2011, the eleven-month fiscal period	Fund
ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.70	$43.68	$37.49	$33.40
Income from Investment Operations:
Net investment income	.11	.41	.23	.09
Net gain/(loss) on investments (both realized and unrealized)	8.07	(5.16)	6.18	4.00
Total from Investment Operations	8.18	(4.75)	6.41	4.09
Less Distributions and Other:
Dividends (from net investment income)*	(.40)	(.23)	(.22)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(.40)	(.23)	(.22)	–
Net Asset Value, End of Period	$46.48	$38.70	$43.68	$37.49
Total Return**	21.32%	(10.96)%	17.15%	12.25%
Net Assets, End of Period (in thousands)	$17,008	$14,796	$11,999	$30,008
Average Net Assets for the Period (in thousands)	$16,019	$15,505	$25,646	$27,800
Ratio of Gross Expenses to Average Net Assets***(4)	0.91%	0.76%	0.66%	0.77%
Ratio of Net Expenses to Average Net Assets***(4)	0.91%	0.76%	0.66%	0.76%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.49%	1.00%	0.85%	1.12%
Portfolio Turnover Rate***	52%	94%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Global & International Funds | 121

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the six-month period ended March 31, 2012
(unaudited), the fiscal year ended September 30, 2011, the eleven-month fiscal period	Janus Global Select Fund
ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.09	$10.94	$9.02	$7.59
Income from Investment Operations:
Net investment income/(loss)	(.02)	.13	(.03)	(.01)
Net gain/(loss) on investments (both realized and unrealized)	2.34	(1.90)	1.95	1.44
Total from Investment Operations	2.32	(1.77)	1.92	1.43
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.08)	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	–(3)	N/A	N/A
Total Distributions and Other	(.05)	(.08)	–	–
Net Asset Value, End of Period	$11.36	$9.09	$10.94	$9.02
Total Return**	25.63%	(16.35)%	21.29%	18.84%
Net Assets, End of Period (in thousands)	$3,092	$2,159	$3,426	$1,597
Average Net Assets for the Period (in thousands)	$2,570	$3,171	$2,334	$1,374
Ratio of Gross Expenses to Average Net Assets***(4)	1.47%(5)	1.46%(5)	1.50%(5)	1.49%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.47%(5)	1.46%(5)	1.50%(5)	1.47%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.51)%	0.13%	(0.21)%	(0.71)%
Portfolio Turnover Rate***	95%	138%	127%	125%

Class R Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), each fiscal year ended
September 30, the two-month fiscal period ended
September 30, 2009 and each fiscal year or period ended	Janus International Equity Fund
July 31	2012	2011	2010	2009(6)	2009(7)	2008	2007(8)

Net Asset Value, Beginning of Period	$9.30	$10.79	$9.58	$9.05	$11.40	$11.32	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	.10	.03	.01	.09	(.01)	.07
Net gain/(loss) on investments (both realized and unrealized)	1.69	(1.56)	1.18	.52	(2.26)	.14	1.25
Total from Investment Operations	1.70	(1.46)	1.21	.53	(2.17)	.13	1.32
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	(.03)	–	–	(.09)	–	–
Distributions (from capital gains)*	–	–	–	–	(.09)	(.05)	–
Redemption fees	–(3)	–(3)	–(3)	–	–	–	–
Total Distributions and Other	(.06)	(.03)	–	–	(.18)	(.05)	–
Net Asset Value, End of Period	$10.94	$9.30	$10.79	$9.58	$9.05	$11.40	$11.32
Total Return**	18.39%	(13.58)%	12.63%	5.86%	(18.61)%	1.11%	13.20%
Net Assets, End of Period (in thousands)	$667	$568	$764	$716	$670	$750	$566
Average Net Assets for the Period (in thousands)	$622	$902	$672	$694	$538	$647	$553
Ratio of Gross Expenses to Average Net Assets***(4)	1.71%	1.63%	1.71%	1.71%	1.78%	2.00%	2.00%
Ratio of Net Expenses to Average Net Assets***(4)	1.71%	1.63%	1.71%	1.71%	1.78%	2.00%	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.20%	0.63%	0.41%	0.60%	1.18%(9)	0.22%	0.85%
Portfolio Turnover Rate***	50%	77%	132%	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.47% and 1.47%, respectively, in 2012, 1.45% and 1.45%, respectively, in 2011, 1.49% and 1.49%, respectively, in 2010 and 1.48% and 1.45%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(7)	Period from August 1, 2008 through July 31, 2009.
(8)	Period from November 28, 2006 (inception date) through July 31, 2007.
(9)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

122 | MARCH 31, 2012

Class R Shares

For a share outstanding during the six-month period ended March 31, 2012
(unaudited), the fiscal year ended September 30, 2011, the eleven-month fiscal	Janus Overseas Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$33.64	$47.32	$38.58	$33.51
Income from Investment Operations:
Net investment income/(loss)	(.12)	(.09)	(.13)	.16
Net gain/(loss) on investments (both realized and unrealized)	6.37	(13.59)	8.95	4.91
Total from Investment Operations	6.25	(13.68)	8.82	5.07
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.09)	–
Distributions (from capital gains)*	(2.67)	–	–	–
Redemption fees	–(3)	–(3)	.01	–
Total Distributions and Other	(2.67)	–	(.08)	–
Net Asset Value, End of Period	$37.22	$33.64	$47.32	$38.58
Total Return**	19.97%	(28.91)%	22.91%	15.13%
Net Assets, End of Period (in thousands)	$154,555	$132,118	$158,469	$99,338
Average Net Assets for the Period (in thousands)	$148,678	$177,799	$128,643	$95,361
Ratio of Gross Expenses to Average Net Assets***(4)	1.28%	1.43%	1.48%	1.44%
Ratio of Net Expenses to Average Net Assets***(4)	1.28%	1.43%	1.48%	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.70)%	(0.08)%	(0.27)%	(0.07)%
Portfolio Turnover Rate***	29%	43%	33%	45%

Class R Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited),	Janus Worldwide
the fiscal year ended September 30, 2011, the eleven-month fiscal period ended	Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.42	$43.46	$37.40	$33.40
Income from Investment Operations:
Net investment income/(loss)	(.11)	.10	–	.01
Net gain/(loss) on investments (both realized and unrealized)	8.11	(5.14)	6.14	3.99
Total from Investment Operations	8.00	(5.04)	6.14	4.00
Less Distributions and Other:
Dividends (from net investment income)*	(.18)	–	(.08)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–	–(3)	–	–
Total Distributions and Other	(.18)	–	(.08)	–
Net Asset Value, End of Period	$46.24	$38.42	$43.46	$37.40
Total Return**	20.90%	(11.60)%	16.44%	11.98%
Net Assets, End of Period (in thousands)	$938	$859	$598	$532
Average Net Assets for the Period (in thousands)	$1,114	$818	$544	$494
Ratio of Gross Expenses to Average Net Assets***(4)	1.52%	1.46%	1.41%	1.52%
Ratio of Net Expenses to Average Net Assets***(4)	1.52%	1.46%	1.41%	1.51%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.15)%	0.28%	0.13%	0.39%
Portfolio Turnover Rate***	52%	94%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Global & International Funds | 123

Financial Highlights  (continued)

Class S Shares

	Janus Asia		Janus Emerging
For a share outstanding during the six-month period ended March 31, 2012 (unaudited)	Equity Fund		Markets Fund
and the fiscal period ended September 30, 2011	2012	2011(1)	2012	2011(2)

Net Asset Value, Beginning of Period	$7.43	$10.00	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.23)	–	(.03)
Net gain/(loss) on investments (both realized and unrealized)	1.70	(2.34)	1.47	(2.56)
Total from Investment Operations	1.67	(2.57)	1.47	(2.59)
Less Distributions:
Dividends (from net investment income)*	–	–	(.04)	–
Distributions (from capital gains)*	–	–	(.03)	–
Total Distributions	–	–	(.07)	–
Net Asset Value, End of Period	$9.10	$7.43	$8.81	$7.41
Total Return**	22.48%	(25.70)%	19.94%	(25.90)%
Net Assets, End of Period (in thousands)	$759	$619	$741	$617
Average Net Assets for the Period (in thousands)	$700	$724	$695	$800
Ratio of Gross Expenses to Average Net Assets***(3)	1.53%	1.36%(4)	1.44%(5)	1.40%(5)
Ratio of Net Expenses to Average Net Assets***(3)	1.53%	1.36%(4)	1.44%(5)	1.39%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.61)%	0.84%	(0.01)%	0.62%
Portfolio Turnover Rate***	67%	12%	118%	211%

Class S Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), the fiscal year
ended September 30, 2011, the eleven-month fiscal
period ended September 30, 2010 and the fiscal	Janus Global Life Sciences Fund				Janus Global Research Fund
period ended October 31, 2009	2012	2011	2010(6)	2009(7)	2012	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$22.66	$22.09	$19.66	$17.81	$12.49	$13.43	$11.36	$9.81
Income from Investment Operations:
Net investment income/(loss)	(.06)	(.20)	.21	–	(.03)	.09	.03	(.01)
Net gain/(loss) on investments (both realized and unrealized)	5.86	.85	2.23	1.85	3.10	(.95)	2.06	1.56
Total from Investment Operations	5.80	.65	2.44	1.85	3.07	(.86)	2.09	1.55
Less Distributions and Other:
Dividends (from net investment income)*	–	(.08)	(.02)	–	(.06)	(.08)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Redemption fees	–(8)	–(8)	.01	–	–	–	–(8)	–
Total Distributions and Other	–	(.08)	(.01)	–	(.06)	(.08)	(.02)	–
Net Asset Value, End of Period	$28.46	$22.66	$22.09	$19.66	$15.50	$12.49	$13.43	$11.36
Total Return**	25.60%	2.94%	12.46%	10.39%	24.63%	(6.50)%	18.40%	15.80%
Net Assets, End of Period (in thousands)	$230	$181	$189	$11	$4,045	$192	$13	$13
Average Net Assets for the Period (in thousands)	$205	$207	$149	$1	$2,412	$154	$12	$2
Ratio of Gross Expenses to Average Net Assets***(3)	1.22%	1.24%(9)	1.33%(9)	1.48%	1.41%	1.35%	1.45%	1.42%
Ratio of Net Expenses to Average Net Assets***(3)	1.22%	1.24%(9)	1.33%(9)	1.24%	1.41%	1.35%	1.45%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.49)%	(0.80)%	1.16%	(0.07)%	(0.20)%	0.21%	0.40%	(1.18)%
Portfolio Turnover Rate***	49%	54%	46%	70%	69%	78%	74%	99%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.84% and 1.84%, respectively, in 2011 without the waiver of these fees and expenses.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.87% and 1.87%, respectively, in 2012 and 1.83% and 1.82%, respectively, in 2011 without the waiver of these fees and expenses.
(6)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.
(8)	Redemption fees aggregated less than $.01 on a per share basis.
(9)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.22% and 1.22%, respectively, in 2011 and 1.29% and 1.29%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

124 | MARCH 31, 2012

Class S Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the
fiscal year ended September 30, 2011, the eleven-
month fiscal period ended September 30, 2010	Janus Global Select Fund				Janus Global Technology Fund
and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.17	$10.98	$9.03	$7.59	$14.99	$15.22	$12.55	$10.96
Income from Investment Operations:
Net investment income/(loss)	(.03)	.29	(.03)	(.01)	(.06)	(.05)	(.05)	.01
Net gain/(loss) on investments (both realized and unrealized)	2.43	(2.05)	1.98	1.45	3.88	(.18)	2.72	1.58
Total from Investment Operations	2.40	(1.76)	1.95	1.44	3.82	(.23)	2.67	1.59
Less Distributions and Other:
Dividends (from net investment income)*	–	(.05)	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Redemption fees	–(3)	–(3)	N/A	N/A	–(3)	–(3)	–(3)	–
Total Distributions and Other	–	(.05)	–	–	–	–	–	–
Net Asset Value, End of Period	$11.57	$9.17	$10.98	$9.03	$18.81	$14.99	$15.22	$12.55
Total Return**	26.17%	(16.12)%	21.59%	18.97%	25.48%	(1.51)%	21.27%	14.51%
Net Assets, End of Period (in thousands)	$1,496	$802	$12,076	$13,346	$294	$259	$213	$67
Average Net Assets for the Period (in thousands)	$1,272	$7,522	$13,398	$10,379	$271	$268	$165	$38
Ratio of Gross Expenses to Average Net Assets***(4)	0.27%(5)(6)	1.21%(5)	1.24%(5)	1.24%(5)	1.26%(7)	1.25%(7)	1.43%(7)	1.31%(7)
Ratio of Net Expenses to Average Net Assets***(4)	0.27%(5)(6)	1.21%(5)	1.24%(5)	1.21%(5)	1.26%(7)	1.25%(7)	1.42%(7)	1.26%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.71%	0.14%	0.04%	(0.46)%	(0.64)%	(0.54)%	(0.80)%	(0.61)%
Portfolio Turnover Rate***	95%	138%	127%	125%	37%	89%	76%	111%

Class S Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), each fiscal year ended
September 30, the two-month fiscal period ended
September 30, 2009 and each fiscal year or period ended	Janus International Equity Fund
July 31	2012	2011	2010	2009(8)	2009(9)	2008	2007(10)

Net Asset Value, Beginning of Period	$9.52	$11.04	$9.78	$9.24	$11.62	$11.34	$10.00
Income from Investment Operations:
Net investment income/(loss)	.24	.20	.04	.02	.07	.03	.08
Net gain/(loss) on investments (both realized and unrealized)	1.67	(1.67)	1.23	.52	(2.25)	–	1.26
Total from Investment Operations	1.91	(1.47)	1.27	.54	(2.18)	.03	1.34
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.05)	(.01)	–	(.12)	(.01)	–
Distributions (from capital gains)*	–	–	–	–	(.09)	(.05)	–
Redemption fees	–(3)	–(3)	–(3)	–(3)	.01	.31	–
Total Distributions and Other	(.05)	(.05)	(.01)	–	(.20)	.25	–
Net Asset Value, End of Period	$11.38	$9.52	$11.04	$9.78	$9.24	$11.62	$11.34
Total Return**	20.20%	(13.41)%	13.03%	5.84%	(18.22)%	2.94%	13.40%
Net Assets, End of Period (in thousands)	$2,647	$2,865	$6,363	$4,702	$4,279	$3,426	$602
Average Net Assets for the Period (in thousands)	$2,735	$5,948	$5,510	$4,556	$2,738	$2,837	$565
Ratio of Gross Expenses to Average Net Assets***(4)	0.59%(11)	1.38%	1.46%	1.46%	1.54%	1.54%	1.75%
Ratio of Net Expenses to Average Net Assets***(4)	0.59%(11)	1.38%	1.46%	1.46%	1.54%	1.54%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.06%	0.84%	0.63%	0.86%	1.50%(12)	1.07%	1.10%
Portfolio Turnover Rate***	50%	77%	132%	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.27% and 0.27%, respectively, in 2012, 1.20% and 1.20%, respectively, in 2011, 1.23% and 1.23%, respectively, in 2010 and 1.22% and 1.19%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets for Class S Shares. The ratio would be 1.20% and 1.20%, respectively, without the inclusion of the non-recurring expense adjustment.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.23% and 1.23%, respectively, in 2012, 1.22% and 1.21%, respectively, in 2011, 1.30% and 1.29%, respectively, in 2010 and 1.31% and 1.26%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(8)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(9)	Period from August 1, 2008 through July 31, 2009.
(10)	Period from November 28, 2006 (inception date) through July 31, 2007.
(11)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets for Class S Shares. The ratio would be 1.44% and 1.44%, respectively, without the inclusion of the non-recurring expense adjustment.
(12)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Global & International Funds | 125

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six-month period ended March 31, 2012
(unaudited), the fiscal year ended September 30, 2011, the eleven-month
fiscal period ended September 30, 2010 and the fiscal period ended	Janus Overseas Fund
October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$33.82	$47.44	$38.61	$33.51
Income from Investment Operations:
Net investment income/(loss)	(.08)	(.01)	(.04)	.20
Net gain/(loss) on investments (both realized and unrealized)	6.41	(13.62)	8.97	4.89
Total from Investment Operations	6.33	(13.63)	8.93	5.09
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.11)	–
Distributions (from capital gains)*	(2.67)	–	–	–
Redemption fees	–(3)	.01	.01	.01
Total Distributions and Other	(2.67)	.01	(.10)	.01
Net Asset Value, End of Period	$37.48	$33.82	$47.44	$38.61
Total Return**	20.11%	(28.71)%	23.20%	15.22%
Net Assets, End of Period (in thousands)	$1,206,153	$1,132,967	$1,728,739	$1,371,807
Average Net Assets for the Period (in thousands)	$1,194,155	$1,731,141	$1,601,017	$1,344,815
Ratio of Gross Expenses to Average Net Assets***(4)	1.02%	1.18%	1.22%	1.19%
Ratio of Net Expenses to Average Net Assets***(4)	1.02%	1.18%	1.22%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.44)%	0.13%	(0.04)%	0.18%
Portfolio Turnover Rate***	29%	43%	33%	45%

Class S Shares

For a share outstanding during the six-month period ended March 31, 2012	Janus Worldwide
(unaudited), the fiscal year ended September 30, 2011, the eleven-month fiscal period	Fund
ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.56	$43.56	$37.43	$33.40
Income from Investment Operations:
Net investment income/(loss)	.03	.15	.09	.04
Net gain/(loss) on investments (both realized and unrealized)	8.06	(5.11)	6.16	3.98
Total from Investment Operations	8.09	(4.96)	6.25	4.02
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	(.05)	(.12)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	.01	–(3)	.01
Total Distributions and Other	(.16)	(.04)	(.12)	.01
Net Asset Value, End of Period	$46.49	$38.56	$43.56	$37.43
Total Return**	21.06%	(11.38)%	16.73%	12.07%
Net Assets, End of Period (in thousands)	$47,772	$42,417	$61,881	$61,824
Average Net Assets for the Period (in thousands)	$45,551	$59,117	$62,208	$62,260
Ratio of Gross Expenses to Average Net Assets***(4)	1.25%	1.21%	1.16%	1.27%
Ratio of Net Expenses to Average Net Assets***(4)	1.25%	1.21%	1.16%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.15%	0.37%	0.38%	0.64%
Portfolio Turnover Rate***	52%	94%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

126 | MARCH 31, 2012

Class T Shares

	Janus Asia		Janus Emerging
For a share outstanding during the six-month period ended March 31, 2012 (unaudited)	Equity Fund		Markets Fund
and the fiscal period ended September 30, 2011	2012	2011(1)	2012	2011(2)

Net Asset Value, Beginning of Period	$7.43	$10.00	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	(.23)	.02	(.01)
Net gain/(loss) on investments (both realized and unrealized)	1.67	(2.34)	1.46	(2.59)
Total from Investment Operations	1.67	(2.57)	1.48	(2.60)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.04)	–
Distributions (from capital gains)*	–	–	(.03)	–
Redemption fees	–	–	–(3)	.01
Total Distributions and Other	–	–	(.07)	.01
Net Asset Value, End of Period	$9.10	$7.43	$8.82	$7.41
Total Return**	22.48%	(25.70)%	20.07%	(25.90)%
Net Assets, End of Period (in thousands)	$844	$619	$2,420	$1,301
Average Net Assets for the Period (in thousands)	$729	$724	$1,853	$1,320
Ratio of Gross Expenses to Average Net Assets***(4)	1.52%	1.35%	1.30%(5)	1.34%
Ratio of Net Expenses to Average Net Assets***(4)	1.52%	1.35%	1.29%(5)	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.60)%	0.85%	0.16%	0.85%
Portfolio Turnover Rate***	67%	12%	118%	211%

Class T Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), the fiscal year
ended September 30, 2011, the eleven-month fiscal
period ended September 30, 2010 and each fiscal year	Janus Global Life Sciences Fund
ended October 31	2012	2011	2010(6)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$22.81	$22.19	$19.70	$17.78	$24.12	$20.25	$19.37
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.12)	.27	.04	.03	–	–
Net gain/(loss) on investments (both realized and unrealized)	5.91	.84	2.22	1.94	(6.38)	3.87	.88
Total from Investment Operations	5.88	.72	2.49	1.98	(6.35)	3.87	.88
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	(.10)	–(7)	(.06)	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–(3)	.01	–(3)	–(3)
Total Distributions and Other	(.01)	(.10)	–	(.06)	.01	–	–
Net Asset Value, End of Period	$28.68	$22.81	$22.19	$19.70	$17.78	$24.12	$20.25
Total Return**	25.78%	3.26%	12.65%	11.21%	(26.29)%	19.11%	4.54%
Net Assets, End of Period (in thousands)	$240,435	$203,916	$230,708	$646,206	$653,106	$894,002	$982,030
Average Net Assets for the Period (in thousands)	$222,403	$232,934	$381,186	$618,360	$835,370	$874,776	$1,101,726
Ratio of Gross Expenses to Average Net Assets***(4)	0.97%	1.00%(8)	1.01%(8)	1.04%	0.98%	1.01%	1.02%
Ratio of Net Expenses to Average Net Assets***(4)	0.97%	1.00%(8)	1.01%(8)	1.03%	0.97%	0.99%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.23)%	(0.56)%	0.80%	0.28%	0.15%	(0.27)%	(0.39)%
Portfolio Turnover Rate***	49%	54%	46%	70%	81%	61%	87%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.65% and 1.65%, respectively, in 2012 without the waiver of these fees and expenses.
(6)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Dividends (from net investment income) aggregated less than $.01 on a per share basis.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.97% and 0.97%, respectively, in 2011 and 0.98% and 0.98%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 127

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended
September 30, 2010 and each fiscal year ended	Janus Global Research Fund
October 31	2012	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$12.55	$13.50	$11.38	$8.81	$17.11	$13.16	$11.11
Income from Investment Operations:
Net investment income/(loss)	.02	.04	.06	.05	.04	.04	.10
Net gain/(loss) on investments (both realized and unrealized)	3.08	(.87)	2.06	2.60	(7.58)	4.72	2.22
Total from Investment Operations	3.10	(.83)	2.12	2.65	(7.54)	4.76	2.32
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	(.12)	–(2)	(.08)	(.05)	(.05)	(.04)
Distributions (from capital gains)*	–	–	–	–	(.72)	(.76)	(.23)
Redemption fees	–(3)	–(3)	–(3)	–(3)	.01	–(3)	–
Total Distributions and Other	(.02)	(.12)	–	(.08)	(.76)	(.81)	(.27)
Net Asset Value, End of Period	$15.63	$12.55	$13.50	$11.38	$8.81	$17.11	$13.16
Total Return**	24.73%	(6.27)%	18.67%	30.46%	(45.95)%	38.09%	21.21%
Net Assets, End of Period (in thousands)	$117,371	$93,622	$114,874	$203,125	$167,476	$284,162	$113,025
Average Net Assets for the Period (in thousands)	$105,762	$118,574	$142,843	$166,030	$260,977	$173,760	$79,500
Ratio of Gross Expenses to Average Net Assets***(4)	1.12%	1.10%	1.18%	1.25%	1.15%	1.12%	1.16%
Ratio of Net Expenses to Average Net Assets***(4)	1.12%	1.10%	1.18%	1.24%	1.14%	1.11%	1.14%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.26%	0.30%	0.47%	0.56%	0.39%(5)	0.36%	0.48%
Portfolio Turnover Rate***	69%	78%	74%	99%	95%	72%	118%

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the
fiscal year ended September 30, 2011, the
eleven-month fiscal period ended September 30,	Janus Global Select Fund
2010 and each fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007	2006(6)

Net Asset Value, Beginning of Period	$9.16	$11.01	$9.03	$7.14	$13.57	$9.49	$7.80
Income from Investment Operations:
Net investment income/(loss)	–	.20	(.01)	.01	.08	.03	.04
Net gain/(loss) on investments (both realized and unrealized)	2.36	(1.93)	1.99	1.95	(6.47)	4.07	1.71
Total from Investment Operations	2.36	(1.73)	1.98	1.96	(6.39)	4.10	1.75
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.12)	–(2)	(.06)	(.04)	(.02)	(.06)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	(.01)	N/A	N/A	N/A
Redemption fees	–(3)	–(3)	N/A	N/A	N/A	N/A	N/A
Total Distributions and Other	(.10)	(.12)	–	(.07)	(.04)	(.02)	(.06)
Net Asset Value, End of Period	$11.42	$9.16	$11.01	$9.03	$7.14	$13.57	$9.49
Total Return**	26.00%	(15.97)%	21.96%	27.96%	(47.21)%	43.32%	22.58%
Net Assets, End of Period (in thousands)	$922,461	$831,865	$1,381,716	$3,133,551	$2,694,881	$5,188,347	$3,243,102
Average Net Assets for the Period (in thousands)	$889,467	$1,277,525	$2,008,730	$2,600,372	$4,709,077	$3,773,555	$966,223
Ratio of Gross Expenses to Average Net Assets***(4)	0.96%(7)	0.96%(7)	0.95%(7)	0.97%(7)	0.94%(7)	0.93%	1.00%
Ratio of Net Expenses to Average Net Assets***(4)	0.96%(7)	0.96%(7)	0.95%(7)	0.96%(7)	0.94%(7)	0.92%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.02)%	0.59%	0.22%	0.14%	0.67%	0.34%	0.80%
Portfolio Turnover Rate***	95%	138%	127%	125%	144%	24%	63%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Dividends (from net investment income) aggregated less than $.01 on a per share basis.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.
(6)	Effective October 31, 2006, Janus Olympus Fund merged into Janus Global Select Fund.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.96% and 0.96%, respectively, in 2012, 0.95% and 0.95%, respectively, in 2011, 0.94% and 0.94%, respectively, in 2010, 0.96% and 0.95%, respectively, in 2009 and 0.93% and 0.92%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

128 | MARCH 31, 2012

Class T Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), the fiscal year
ended September 30, 2011, the eleven-month fiscal
period ended September 30, 2010 and each fiscal	Janus Global Technology Fund
year ended October 31	2012	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$15.09	$15.28	$12.57	$9.29	$16.51	$12.23	$10.88
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.03)	(.05)	–	–	.06	–
Net gain/(loss) on investments (both realized and unrealized)	3.91	(.16)	2.76	3.28	(7.16)	4.22	1.36
Total from Investment Operations	3.87	(.19)	2.71	3.28	(7.16)	4.28	1.36
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	(.06)	–	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Redemption fees	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	–	–	–	–	(.06)	–	(.01)
Net Asset Value, End of Period	$18.96	$15.09	$15.28	$12.57	$9.29	$16.51	$12.23
Total Return**	25.65%	(1.24)%	21.56%	35.31%	(43.51)%	35.00%	12.48%
Net Assets, End of Period (in thousands)	$264,272	$225,429	$265,438	$713,536	$533,329	$1,028,084	$914,349
Average Net Assets for the Period (in thousands)	$242,393	$283,158	$424,663	$584,300	$828,435	$915,092	$999,147
Ratio of Gross Expenses to Average Net Assets***(3)	1.01%(4)	1.00%(4)	1.13%(4)	1.06%(4)	1.02%(4)	1.04%	1.13%
Ratio of Net Expenses to Average Net Assets***(3)	1.01%(4)	1.00%(4)	1.13%(4)	1.05%(4)	1.01%(4)	1.03%	1.11%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.39)%	(0.31)%	(0.66)%	(0.32)%	(0.15)%(5)	0.40%	(0.30)%
Portfolio Turnover Rate***	37%	89%	76%	111%	90%	57%	85%

Class T Shares

For a share outstanding during the six-month period ended March 31, 2012
(unaudited), each fiscal year ended September 30, the two-month fiscal	Janus International Equity Fund
period ended September 30, 2009 and the fiscal period ended July 31, 2009	2012	2011	2010	2009(6)	2009(7)

Net Asset Value, Beginning of Period	$9.34	$10.86	$9.64	$9.10	$8.34
Income from Investment Operations:
Net investment income/(loss)	.06	.11	.05	.02	.01
Net gain/(loss) on investments (both realized and unrealized)	1.68	(1.53)	1.22	.52	.75
Total from Investment Operations	1.74	(1.42)	1.27	.54	.76
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	(.10)	(.05)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–(2)	–(2)	–(2)	–	–
Total Distributions and Other	(.16)	(.10)	(.05)	–	–
Net Asset Value, End of Period	$10.92	$9.34	$10.86	$9.64	$9.10
Total Return**	18.82%	(13.23)%	13.22%	5.93%	9.11%
Net Assets, End of Period (in thousands)	$6,836	$5,184	$2,137	$1	$1
Average Net Assets for the Period (in thousands)	$5,646	$4,425	$645	$1	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.20%	1.12%	1.26%	1.07%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.20%	1.12%	1.26%	1.07%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.79%	1.13%	1.14%	1.23%	(0.41)%
Portfolio Turnover Rate***	50%	77%	132%	115%	176%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.98% and 0.98%, respectively, in 2012, 0.97% and 0.97%, respectively, in 2011, 0.99% and 0.99%, respectively, in 2010, 1.06% and 1.05%, respectively, in 2009 and 1.02% and 1.01%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02%. The adjustment had no impact on the total net assets of the class.
(6)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Global & International Funds | 129

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited),
the fiscal year ended September 30, 2011,
the eleven-month fiscal period ended
September 30, 2010 and each fiscal year	Janus Overseas Fund
ended October 31	2012	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$33.95	$47.56	$38.65	$27.12	$63.02	$42.45	$28.42
Income from Investment Operations:
Net investment income/(loss)	(.04)	.11	.01	.41	.63	.36	.49
Net gain/(loss) on investments (both realized and unrealized)	6.44	(13.68)	9.04	12.66	(31.38)	20.74	13.80
Total from Investment Operations	6.40	(13.57)	9.05	13.07	(30.75)	21.10	14.29
Less Distributions and Other:
Dividends (from net investment income)*	–	(.05)	(.15)	(.22)	(.88)	(.55)	(.28)
Distributions (from capital gains)*	(2.67)	–	–	(1.33)	(4.29)	–	–
Redemption fees	–(2)	.01	.01	.01	.02	.02	.02
Total Distributions and Other	(2.67)	(.04)	(.14)	(1.54)	(5.15)	(.53)	(.26)
Net Asset Value, End of Period	$37.68	$33.95	$47.56	$38.65	$27.12	$63.02	$42.45
Total Return**	20.24%	(28.54)%	23.48%	51.63%	(52.78)%	50.24%	50.71%
Net Assets, End of Period (in thousands)	$3,895,345	$3,719,191	$6,113,812	$7,112,657	$4,345,024	$11,424,962	$5,317,122
Average Net Assets for the Period (in thousands)	$3,858,230	$6,059,513	$6,528,596	$5,182,633	$9,214,669	$7,916,993	$3,933,175
Ratio of Gross Expenses to Average Net Assets***(3)	0.77%	0.93%	0.95%	0.91%	0.90%	0.89%	0.92%
Ratio of Net Expenses to Average Net Assets***(3)	0.77%	0.93%	0.95%	0.91%	0.89%	0.89%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	0.37%	0.14%	0.90%	0.79%	0.77%	1.69%
Portfolio Turnover Rate***	29%	43%	33%	45%	50%	51%	61%

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the
fiscal year ended September 30, 2011, the	Janus Worldwide
eleven-month fiscal period ended September 30,	Fund
2010 and each fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$38.09	$43.67	$37.49	$31.36	$60.04	$48.05	$41.41
Income from Investment Operations:
Net investment income/(loss)	.09	.28	.20	.41	.43	.32	.65
Net gain/(loss) on investments (both realized and unrealized)	7.95	(5.65)	6.16	6.37	(28.82)	12.31	6.48
Total from Investment Operations	8.04	(5.37)	6.36	6.78	(28.39)	12.63	7.13
Less Distributions and Other:
Dividends (from net investment income)*	(.30)	(.21)	(.18)	(.65)	(.29)	(.64)	(.49)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Redemption fees	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(.30)	(.21)	(.18)	(.65)	(.29)	(.64)	(.49)
Net Asset Value, End of Period	$45.83	$38.09	$43.67	$37.49	$31.36	$60.04	$48.05
Total Return**	21.23%	(12.39)%	17.01%	22.08%	(47.49)%	26.53%	17.34%
Net Assets, End of Period (in thousands)	$869,950	$779,768	$1,055,258	$2,207,945	$2,044,859	$4,645,253	$4,373,358
Average Net Assets for the Period (in thousands)	$836,164	$1,030,840	$1,454,113	$1,971,727	$3,480,275	$4,522,584	$4,601,953
Ratio of Gross Expenses to Average Net Assets***(3)	1.00%	0.96%	0.87%	0.76%	0.83%	0.88%	0.87%
Ratio of Net Expenses to Average Net Assets***(3)	1.00%	0.96%	0.86%	0.76%	0.83%	0.87%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.40%	0.64%	0.55%	1.34%	0.82%	0.53%	1.31%
Portfolio Turnover Rate***	52%	94%	94%	195%	16%	27%	43%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

130 | MARCH 31, 2012

Notes to Schedules of Investments (unaudited)

Lipper Emerging Markets Funds	Funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper Global Science and Technology Funds	Funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology.

Lipper Global Health/Biotechnology Funds	Funds that invest primarily in the equity securities of domestic and foreign companies engaged in healthcare, medicine, and biotechnology.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country Asia ex-Japan Index	A free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Health Care Index	A capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

EDR	European Depositary Receipt

Janus Global & International Funds | 131

Notes to Schedules of Investments (unaudited) (continued)

GDR	Global Depositary Receipt

LIBOR	London Interbank Offered Rate

PCL	Public Company Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
ß	Security is illiquid.

°°  Schedule of Fair Valued Securities (as of March 31, 2012)

		Value as a
	Value	% of Net Assets

Janus Emerging Markets Fund
Indiabulls Infrastructure and Power, Ltd.	$10,427	0.0%

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	$5,786,786	0.8%
GMP Cos., Inc. – Private Placement	0	0.0%
Lifesync Holdings, Inc. – Private Placement	1	0.0%
Mediquest Therapeutics – expires 6/15/12	1	0.0%
Mediquest Therapeutics – Private Placement	8	0.0%
Mediquest Therapeutics – Private Placement, (Series A-1), 0%	5	0.0%
Portola Pharmaceuticals, Inc. – Private Placement, 0%	4,130,815	0.5%
Puma Biotechnology, Inc.	2,499,998	0.3%

	$12,417,614	1.6%

Janus Global Technology Fund
Workday, Inc. – Private Placement	$2,469,808	0.3%

Janus Overseas Fund
Chaoda Modern Agriculture Holdings, Ltd.	$14,563,365	0.2%

Janus Worldwide Fund
Chaoda Modern Agriculture Holdings, Ltd.	$1,866,953	0.1%
Indiabulls Infrastructure and Power, Ltd.	296,237	0.0%

	$2,163,190	0.1%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

§ Schedule of Restricted and Illiquid Securities (as of March 31, 2012)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	12/28/04 – 11/8/05	$5,786,786	$5,786,786	0.8%
GMP Cos., Inc. – Private Placement	3/9/09	883,256	0	0.0%
Lifesync Holdings, Inc. – Private Placement	3/9/09	4,986,172	1	0.0%
Mediquest Therapeutics – expires 6/15/12	10/12/07 – 5/8/08	94,066	1	0.0%
Mediquest Therapeutics – Private Placement	5/11/06 – 6/15/06	5,018,510	8	0.0%
Mediquest Therapeutics – Private Placement, (Series A-1), 0%	3/31/09	3,135,054	5	0.0%
Portola Pharmaceuticals, Inc. – Private Placement, 0%	7/3/08	4,130,815	4,130,815	0.5%

		$24,034,659	$9,917,616	1.3%

Janus Global Technology Fund
Workday, Inc. – Private Placement	10/13/11	$2,469,808	$2,469,808	0.3%

The Funds have registration rights for certain restricted securities held as of March 31, 2012. The issuer incurs all registration costs.

132 | MARCH 31, 2012

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended March 31, 2012.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/12

Janus Global Life Sciences Fund
GMP Cos., Inc. – Private Placement§ (1)	–	$–	–	$–	$–	$–	$0
Lifesync Holdings, Inc. – Private Placement§	–	–	–	–	–	–	1
Mediquest Therapeutics – Private Placement§	–	–	–	–	–	–	8

		$–		$–	$–	$–	$9

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/12

Janus Global Select Fund
Chroma ATE, Inc.*	–	$–	–	$–	$–	$–	$55,631,634
EVA Precision Industrial Holdings, Ltd.	15,894,000	3,082,824	–	–	–	–	26,604,386
Gategroup Holding A.G.	–	–	–	–	–	–	61,850,857
Tellabs, Inc.	–	–	7,438,595	41,185,283	(11,826,810)	980,254	82,170,272

		$3,082,824		$41,185,283	$(11,826,810)	$980,254	$226,257,149

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/12

Janus Overseas Fund
Bajaj Hindusthan, Ltd.	24,507,284	$18,211,665	–	$–	$–	$298,505	$22,443,361
Chaoda Modern Agriculture Holdings, Ltd.ß	–	–	–	–	–	–	14,563,365
Chariot Oil & Gas, Ltd.	13,476,520	36,340,664	–	–	–	–	42,675,180
Cosan, Ltd. – Class A	–	–	130,300	1,368,150	312,688	–	207,583,309
Cyrela Brazil Realty S.A.(2)	–	–	11,841,500	109,640,223	4,587,760	–	N/A
Delta Air Lines, Inc.*	3,145,545	26,526,869	16,580,285	175,393,047	(17,138,154)	–	419,854,255
John Keells Holdings PLC	–	–	–	–	–	1,508,563	139,160,370
Li & Fung, Ltd.(2)	–	–	92,432,000	223,196,686	(22,698,611)	–	N/A
Melco International Development, Ltd.	–	–	695,000	1,485,974	(869,866)	–	71,280,403
Niko Resources, Ltd.	–	–	–	–	–	262,468	91,136,985
Petroplus Holdings A.G.	–	–	12,302,358	215,385,266	(184,874,532)	–	–
Youku.com, Inc. (ADR)	3,862,138	70,902,591	53,700	2,587,266	(1,482,678)	–	126,712,493

		$151,981,789		$729,056,612	$(222,163,393)	$2,069,536	$1,135,409,721

(1)	Certificates will be issued under new company name, Lifesync Holdings, Inc.
(2)	Company was no longer an affiliate as of March 31, 2012.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Asia Equity Fund
Common Stock
Internet Content – Entertainment	$–	$79,164	$–
All Other	7,105,939	–	–

Money Market	–	305,161	–

Total Investments in Securities	$7,105,939	$384,325	$–

Janus Global & International Funds | 133

Notes to Schedules of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Emerging Markets Fund
Common Stock
Cellular Telecommunications	$451,571	$381,737	$–
Commercial Banks	877,395	1,971,037	–
E-Commerce/Services	–	114,238	–
Electric – Generation	–	–	10,427
Food – Retail	–	170,674	–
Insurance Brokers	–	238,350	–
Internet Content – Entertainment	–	84,244	–
Medical – Generic Drugs	–	260,920	–
Metal – Iron	1,055,926	493,826	–
Oil Companies – Exploration and Production	1,248,842	453,365	–
Oil Companies – Integrated	608,703	776,187	–
Real Estate Operating/Development	744,307	494,668	–
Rubber/Plastic Products	147,360	92,045	–
Steel – Producers	–	136,806	–
Telecommunication Services	305,684	384,237	–
All Other	9,414,262	–	–

Exchange-Traded Fund	1,023,326	–	–

Total Investments in Securities	$15,877,376	$6,052,334	$10,427

Investments in Securities:
Janus Global Life Sciences Fund
Common Stock
Medical – Biomedical and Genetic	$173,467,314	$–	$8,286,784
Medical – Drugs	188,056,250	12,756,761	–
Medical – Generic Drugs	44,227,366	18,349,508	8
Medical Instruments	13,640,833	–	1
All Other	282,567,989	–	–

Preferred Stock	–	–	4,130,820

Warrant	–	–	1

Money Market	–	5,701,635	–

Total Investments in Securities	$701,959,752	$36,807,904	$12,417,614

Investments in Securities:
Janus Global Research Fund
Common Stock
Cellular Telecommunications	$–	$1,626,539	$–
Commercial Banks	4,685,382	599,923	–
Food – Retail	1,584,128	1,268,926	–
Oil Companies – Integrated	4,370,307	2,180,131	–
All Other	281,679,097	–	–

Exchange-Traded Fund	2,393,040	–	–

Money Market	–	7,333,328	–

Total Investments in Securities	$294,711,954	$13,008,847	$–

Investments in Securities:
Janus Global Select Fund
Common Stock
E-Commerce/Services	$–	$23,506,991	$–
Food – Retail	–	52,159,664	–
All Other	2,744,804,803	–	–

Money Market	–	10,639,000	–

Total Investments in Securities	$2,744,804,803	$86,305,655	$–

134 | MARCH 31, 2012

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Global Technology Fund
Common Stock
E-Commerce/Services	$4,003,090	$3,574,279	$–
Internet Content – Entertainment	13,012,096	6,087,844	–
Media	–	–	2,469,808
All Other	846,871,164	–	–

Money Market	–	11,499,000	–

Total Investments in Securities	$863,886,350	$21,161,123	$2,469,808

Investments in Securities:
Janus International Equity Fund
Common Stock
E-Commerce/Services	$–	$3,035,443	$–
Internet Content – Entertainment	–	1,713,615	–
Oil Companies – Exploration and Production	10,588,905	3,617,617	–
All Other	192,299,639	–	–

Money Market	–	8,597,237	–

Total Investments in Securities	$202,888,544	$16,963,912	$–

Investments in Securities:
Janus Overseas Fund
Common Stock
Agricultural Operations	$–	$14,563,365	$–
E-Commerce/Services	–	37,224,609	–
Food – Retail	–	43,382,660	–
Internet Content – Entertainment	–	126,712,493	–
Oil Companies – Integrated	123,092,071	450,557,412	–
Sugar	230,026,670	701,647	–
All Other	7,953,756,565	–	–

Money Market	–	138,695,000	–

Total Investments in Securities	$8,306,875,306	$811,837,186	$–

Investments in Securities:
Janus Worldwide Fund
Common Stock
Agricultural Operations	$–	$1,866,953	$–
Electric – Generation	–	–	296,237
Internet Content – Entertainment	–	16,500,416	–
Metal – Iron	19,532,869	13,987,268	–
Oil Companies – Integrated	55,657,849	47,310,531	–
All Other	1,871,378,017	–	–

Preferred Stock	–	16,584,325	–

Warrant	–	27,108,629	–

Money Market	–	24,833,714	–

Total Investments in Securities	$1,946,568,735	$148,191,836	$296,237

Investments in Purchased Options:
Janus Emerging Markets Fund	$–	$98,237	$–
Janus Global Select Fund	–	77,445,344	–
Janus Worldwide Fund	–	5,072	–

Investments in Securities Sold Short:
Janus Global Technology Fund	$(6,799,341)	$–	$–

Janus Global & International Funds | 135

Notes to Schedules of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Other Financial Instruments(b):
Janus Asia Equity Fund	$–	$(183)	$–
Janus Emerging Markets Fund	–	(44,532)	–
Janus Global Life Sciences Fund	–	(139,637)	–
Janus Global Select Fund	–	(82,175,918)	–
Janus Global Technology Fund	–	(1,904,968)	–
Janus International Equity Fund	–	38,323	–
Janus Overseas Fund	–	(38,666,042)	–
Janus Worldwide Fund	–	189,421	–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the six-month period ended March 31, 2012)

			Change in			Transfers In
			Unrealized			and/or
	Balance as of	Realized	Appreciation/			Out of	Balance as of
	September 30, 2011	Gain/(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Level 3	March 31, 2012

Investments in Securities:
Janus Emerging Markets Fund
Common Stock
Electric – Generation	$–	$–	$(15,541)	$25,968	$–	$–	$10,427
Janus Global Life Sciences Fund
Common Stock
Medical – Biomedical and Genetic	5,786,786	–	–	2,499,998	–	–	8,286,784
Medical – Generic Drugs	2,509,255	–	(2,509,247)	–	–	–	8
Medical Instruments	–	–	1	–	–	–	1
Preferred Stock	6,403,810	–	(2,272,990)	–	–	–	4,130,820
Warrant	1	–	–	–	–	–	1
Janus Global Technology Fund
Common Stock
Media	–	–	–	2,469,808	–	–	2,469,808
Janus Overseas Fund
Common Stock
Agricultural Operations	12,532,298	–	–	–	–	(12,532,298)	–
Janus Worldwide Fund
Common Stock
Agricultural Operations	1,606,580	–	–	–	–	(1,606,580)	–
Electric – Generation	–	–	(292,513)	588,750	–	–	296,237

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of March 31, 2012 is noted below.

Fund	Aggregate Value

Janus Asia Equity Fund	$133,922
Janus Emerging Markets Fund	4,631,808
Janus Global Life Sciences Fund	76,165,802
Janus Global Select Fund	1,734,390,475
Janus Global Technology Fund	187,129,520
Janus International Equity Fund	44,624,296
Janus Overseas Fund	1,729,556,901
Janus Worldwide Fund	377,362,468

136 | MARCH 31, 2012

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the six-month period ended March 31, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Global Select Fund, which is classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities

Janus Global & International Funds | 137

Notes to Financial Statements (unaudited) (continued)

may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to

138 | MARCH 31, 2012

distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of March 31, 2012, Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund had restricted cash in the amounts of $77,650, $1,685,136, $100,000, $12,955,443, $1,969,301, $300,000, $84,158,762 and $950,000, respectively. The restricted cash represents collateral received in relation to options contracts invested in by the Funds at March 31, 2012. The restricted cash is held at the Funds’ custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices

Janus Global & International Funds | 139

Notes to Financial Statements (unaudited) (continued)

for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2012.

	Transfers In	Transfers Out
	Level 1 to	Level 2
Fund	Level 2	to Level 1

Janus Asia Equity Fund	$–	$2,265,723
Janus Emerging Markets Fund	–	4,005,980
Janus Global Life Sciences Fund	–	48,690,583
Janus Global Research Fund	–	55,915,776
Janus Global Select Fund	–	668,547,030
Janus Global Technology Fund	–	105,346,487
Janus International Equity Fund	–	141,968,539
Janus Overseas Fund	–	5,103,484,995
Janus Worldwide Fund	–	649,293,497

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal period.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” This disclosure will become effective for interim and annual periods beginning after December 15, 2011. The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

140 | MARCH 31, 2012

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the period ended March 31, 2012 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they

Janus Global & International Funds | 141

Notes to Financial Statements (unaudited) (continued)

increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge

142 | MARCH 31, 2012

against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the period ended March 31, 2012 is indicated in the tables below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Emerging Markets Fund
Options outstanding at September 30, 2011	110	$18,753
Options written	94	21,058
Options closed	–	–
Options expired	(50)	(14,313)
Options exercised	(60)	(4,440)

Options outstanding at March 31, 2012	94	$21,058

Janus Global & International Funds | 143

Notes to Financial Statements (unaudited) (continued)

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Life Sciences Fund
Options outstanding at September 30, 2011	–	$–
Options written	750	680,250
Options closed	–	–
Options expired	(750)	(680,250)
Options exercised	–	–

Options outstanding at March 31, 2012	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Life Sciences Fund
Options outstanding at September 30, 2011	–	$–
Options written	540	186,380
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2012	540	$186,380

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Select Fund
Options outstanding at September 30, 2011	119,777	$10,479,469
Options written	177,147	60,140,314
Options closed	(140,214)	(18,484,161)
Options expired	(17,705)	(1,681,850)
Options exercised	(14,075)	(5,322,136)

Options outstanding at March 31, 2012	124,930	$45,131,636

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Select Fund
Options outstanding at September 30, 2011	200,307	$38,887,996
Options written	217,845	66,242,336
Options closed	(119,617)	(28,806,185)
Options expired	(142,070)	(21,768,077)
Options exercised	–	–

Options outstanding at March 31, 2012	156,465	$54,556,070

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at September 30, 2011	–	$–
Options written	35,205	1,626,693
Options closed	(10,650)	(372,954)
Options expired	(17,180)	(456,337)
Options exercised	(1,300)	(167,882)

Options outstanding at March 31, 2012	6,075	$629,520

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at September 30, 2011	3,610	$629,054
Options written	21,525	2,132,790
Options closed	(8,685)	(847,279)
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2012	16,450	$1,914,565

	Number of	Premiums
Call Options	Contracts	Received

Janus International Equity Fund
Options outstanding at September 30, 2011	–	$–
Options written	99	39,230
Options closed	–	–
Options expired	–	–
Options exercised	(99)	(39,230)

Options outstanding at March 31, 2012	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Worldwide Fund
Options outstanding at September 30, 2011	–	$–
Options written	1,966	157,984
Options closed	–	–
Options expired	(1,650)	(32,765)
Options exercised	(316)	(125,219)

Options outstanding at March 31, 2012	–	$–

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset,

144 | MARCH 31, 2012

which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of March 31, 2012.

Fair Value of Derivative Instruments as of March 31, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Asia Equity Fund
Equity Contracts	Outstanding swap contracts at value	$885	Outstanding swap contracts at value	$1,068

Total		$885		$1,068

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Emerging Markets Fund
Equity Contracts	Unaffiliated investments at value	$98,237
Equity Contracts	Outstanding swap contracts at value	18,172	Outstanding swap contracts at value	$52,721
Equity Contracts			Options written, at value	12,221
Foreign Exchange Contracts	Forward currency contracts	2,259	Forward currency contracts	21

Total		$118,668		$64,963

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Life Sciences Fund
Equity Contracts			Options written, at value	$64,172
Foreign Exchange Contracts	Forward currency contracts	$32,695	Forward currency contracts	108,160

Total		$32,695		$172,332

Derivatives not accounted
for as hedging	Asset Derivatives		Liability Derivatives
instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Select Fund
Equity Contracts	Variation margin	$341,250
Equity Contracts	Unaffiliated investments at value	77,445,344	Options written, at value	$80,924,590
Equity Contracts			Outstanding swap contracts at value	969,437
Foreign Exchange Contracts	Forward currency contracts	2,082,177	Forward currency contracts	2,705,318

Total		$79,868,771		$84,599,345

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Technology Fund
Equity Contracts			Options written, at value	$1,879,962
Foreign Exchange Contracts	Forward currency contracts	$118,102	Forward currency contracts	143,108

Total		$118,102		$2,023,070

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus International Equity Fund
Foreign Exchange Contracts	Forward currency contracts	$64,690	Forward currency contracts	$26,367

Total		$64,690		$26,367

Janus Global & International Funds | 145

Notes to Financial Statements (unaudited) (continued)

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Overseas Fund
Equity Contracts			Outstanding swap contracts at value	$41,625,364
Foreign Exchange Contracts	Forward currency contracts	$4,782,691	Forward currency contracts	1,823,369

Total		$4,782,691		$43,448,733

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Worldwide Fund
Equity Contracts	Unaffiliated investments at value	$5,072
Foreign Exchange Contracts	Forward currency contracts	591,787	Forward currency contracts	$402,366

Total		$596,859		$402,366

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the period ended March 31, 2012.

The effect of Derivative Instruments on the Statements of Operations for the six-month period ended March 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Asia Equity Fund

Equity Contracts	$–	$15,877	$–	$–	$15,877

Total	$–	$15,877	$–	$–	$15,877

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Asia Equity Fund

Equity Contracts	$–	$(12,238)	$–	$–	$(12,238)

Total	$–	$(12,238)	$–	$–	$(12,238)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Emerging Markets Fund

Equity Contracts	$661	$135,954	$(56,135)	$–	$80,480

Foreign Exchange Contracts	–	–	–	30,986	30,986

Total	$661	$135,954	$(56,135)	$30,986	$111,466

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Emerging Markets Fund

Equity Contracts	$–	$8,191	$156,624	$–	$164,815

Foreign Exchange Contracts	–	–	–	(12,076)	(12,076)

Total	$–	$8,191	$156,624	$(12,076)	$152,739

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Life Sciences Fund

Foreign Exchange Contracts	$–	$–	$–	$1,494,293	$1,494,293

Total	$–	$–	$–	$1,494,293	$1,494,293

146 | MARCH 31, 2012

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Life Sciences Fund

Equity Contracts	$–	$–	$122,208	$–	$122,208

Foreign Exchange Contracts	–	–	–	(1,162,831)	(1,162,831)

Total	$–	$–	$122,208	$(1,162,831)	$(1,040,623)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Select Fund

Equity Contracts	$(1,536,733)	$(17,370,917)	$9,355,186	$–	$(9,552,464)

Foreign Exchange Contracts	–	–	–	20,986,394	20,986,394

Total	$(1,536,733)	$(17,370,917)	$9,355,186	$20,986,394	$11,433,930

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Select Fund

Equity Contracts	$(8,297,115)	$2,957,184	$4,253,720	$–	$(1,086,211)

Foreign Exchange Contracts	–	–	–	(14,690,251)	(14,690,251)

Total	$(8,297,115)	$2,957,184	$4,253,720	$(14,690,251)	$(15,776,462)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$(293,337)	$1,455,495	$–	$1,162,158

Foreign Exchange Contracts	–	–	–	1,369,874	1,369,874

Total	$–	$(293,337)	$1,455,495	$1,369,874	$2,532,032

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$–	$594,715	$–	$594,715

Foreign Exchange Contracts	–	–	–	(279,004)	(279,004)

Total	$–	$–	$594,715	$(279,004)	$315,711

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Equity Fund

Foreign Exchange Contracts	$–	$–	$–	$241,612	$241,612

Total	$–	$–	$–	$241,612	$241,612

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Equity Fund

Foreign Exchange Contracts	$–	$–	$–	$38,323	$38,323

Total	$–	$–	$–	$38,323	$38,323

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Overseas Fund

Equity Contracts	$–	$188,942,824	$(32,787,644)	$–	$156,155,180

Foreign Exchange Contracts	–	–	–	72,432,311	72,432,311

Total	$–	$188,942,824	$(32,787,644)	$72,432,311	$228,587,491

Janus Global & International Funds | 147

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Overseas Fund

Equity Contracts	$–	$(11,042,622)	$32,693,827	$–	$21,651,205

Foreign Exchange Contracts	–	–	–	(1,455,460)	(1,455,460)

Total	$–	$(11,042,622)	$32,693,827	$(1,455,460)	$20,195,745

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Worldwide Fund

Equity Contracts	$–	$–	$(199,293)	$–	$(199,293)

Foreign Exchange Contracts	–	–	–	10,783,664	10,783,664

Total	$–	$–	$(199,293)	$10,783,664	$10,584,371

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Worldwide Fund

Equity Contracts	$–	$–	$226,025	$–	$226,025

Foreign Exchange Contracts	–	–	–	(1,334,270)	(1,334,270)

Total	$–	$–	$226,025	$(1,334,270)	$(1,108,245)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Act which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

148 | MARCH 31, 2012

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Janus Global & International Funds | 149

Notes to Financial Statements (unaudited) (continued)

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Real Estate Investing
The Funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the period ended March 31, 2012.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the

150 | MARCH 31, 2012

lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
	Average	Advisory
	Daily	Fee/Base
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Asia Equity Fund	N/A	0.92
Janus Emerging Markets Fund	N/A	1.00
Janus Global Life Sciences Fund	All Asset Levels	0.64
Janus Global Research Fund	N/A	0.64
Janus Global Select Fund	All Asset Levels	0.64
Janus Global Technology Fund	All Asset Levels	0.64
Janus International Equity Fund	N/A	0.68
Janus Overseas Fund	N/A	0.64
Janus Worldwide Fund	N/A	0.60

For Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Research Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Asia Equity Fund	MSCI All Country Asia
ex-Japan Index
Janus Emerging Markets Fund	MSCI Emerging Markets IndexSM
Janus Global Research Fund	MSCI World Growth Index
Janus International Equity Fund	MSCI EAFE® Index
Janus Overseas Fund	MSCI All Country World
ex-U.S. IndexSM
Janus Worldwide Fund	MSCI World IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months (15 months for Janus Overseas Fund). When a Fund’s performance-based fee structure has been in effect for at least 12 months (15 months for Janus Overseas Fund), but

Janus Global & International Funds | 151

Notes to Financial Statements (unaudited) (continued)

less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustments began January 2007 for Janus Global Research Fund, February 2007 for Janus Worldwide Fund, December 2007 for Janus International Equity Fund, November 2011 for Janus Overseas Fund, and January 2012 for Janus Emerging Markets Fund, and will begin August 2012 for Janus Asia Equity Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, certain Funds calculated their Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of a Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. Until that time, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon a Fund’s load-waived Class A Shares. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

152 | MARCH 31, 2012

During the period ended March 31, 2012, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Emerging Markets Fund	$(4,598)
Janus Global Research Fund	169,593
Janus International Equity Fund	152,401
Janus Overseas Fund	(7,788,012)
Janus Worldwide Fund	821,965

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse certain Funds until at least February 1, 2013 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Janus Global & International Funds | 153

Notes to Financial Statements (unaudited) (continued)

Fund	Expense Limit (%)

Janus Asia Equity Fund	1.25
Janus Emerging Markets Fund	1.25
Janus Global Research Fund	1.00
Janus Global Select Fund	0.90
Janus International Equity Fund	1.25
Janus Overseas Fund	0.92
Janus Worldwide Fund	1.00

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of March 31, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended March 31, 2012.

For the period ended March 31, 2012, Janus Capital assumed $15,422 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $531,031 was paid by the Trust during the period ended March 31, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Asia Equity Fund	$495
Janus Emerging Markets Fund	159
Janus Global Life Sciences Fund	787
Janus Global Research Fund	1,878
Janus Global Select Fund	455
Janus Global Technology Fund	227
Janus International Equity Fund	2,346
Janus Overseas Fund	11,375
Janus Worldwide Fund	202

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2012, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Global Select Fund	$175
Janus International Equity Fund	5
Janus Overseas Fund	5,600

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended March 31,

154 | MARCH 31, 2012

2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Research Fund	$609
Janus Global Select Fund	1,004
Janus Global Technology Fund	143
Janus International Equity Fund	870
Janus Overseas Fund	5,343

During the period, a 2.00% redemption fee was imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee was paid to the Funds rather than Janus Capital, and was designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee was accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Funds for the period ended March 31, 2012 are indicated in the table below:

Fund	Redemption Fee

Janus Asia Equity Fund	$1,246
Janus Emerging Markets Fund	3,496
Janus Global Life Sciences Fund	12,109
Janus Global Research Fund	9,870
Janus Global Select Fund	22,731
Janus Global Technology Fund	28,144
Janus International Equity Fund	5,537
Janus Overseas Fund	366,364
Janus Worldwide Fund	13,671

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended March 31, 2012, Janus International Equity Fund received non-recurring income of $24,135 from an affiliated party.

Janus Global & International Funds | 155

Notes to Financial Statements (unaudited) (continued)

During the period ended March 31, 2012, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 3/31/12

Janus Cash Liquidity Fund LLC
Janus Asia Equity Fund	$2,905,183	$(2,862,022)	$214	$305,161
Janus Emerging Markets Fund	7,903,426	(8,595,431)	452	–
Janus Global Life Sciences Fund	86,870,149	(93,908,731)	8,030	5,701,635
Janus Global Research Fund	49,212,196	(42,970,107)	1,470	7,333,328
Janus Global Select Fund	495,826,172	(567,661,599)	19,112	10,639,000
Janus Global Technology Fund	98,345,687	(104,729,070)	3,781	11,499,000
Janus International Equity Fund	38,297,923	(35,204,200)	2,021	8,597,237
Janus Overseas Fund	719,836,085	(830,139,100)	24,371	138,695,000
Janus Worldwide Fund	176,342,383	(163,610,696)	5,277	24,833,714

	$1,675,539,204	$(1,849,680,956)	$64,728	$207,604,075

The seed capital investments by Janus Capital or an affiliate as of March 31, 2012 are indicated in the following table.

Seed
Capital at
Fund	3/31/12

Janus Asia Equity Fund - Class A Shares	$833,333
Janus Asia Equity Fund - Class C Shares	833,333
Janus Asia Equity Fund - Class D Shares	833,334
Janus Asia Equity Fund - Class I Shares	833,333
Janus Asia Equity Fund - Class S Shares	833,333
Janus Asia Equity Fund - Class T Shares	833,334
Janus Emerging Markets Fund - Class A Shares	833,333
Janus Emerging Markets Fund - Class C Shares	833,334
Janus Emerging Markets Fund - Class D Shares	833,333
Janus Emerging Markets Fund - Class I Shares	833,333
Janus Emerging Markets Fund - Class S Shares	833,334
Janus Emerging Markets Fund - Class T Shares	833,333

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

156 | MARCH 31, 2012

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals, partnerships and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Asia Equity Fund	$7,338,831	$501,213	$(349,780)	$151,433
Janus Emerging Markets Fund	22,914,688	1,154,113	(2,030,427)	(876,314)
Janus Global Life Sciences Fund	589,679,522	188,557,396	(27,051,648)	161,505,748
Janus Global Research Fund	256,747,993	58,335,711	(7,362,903)	50,972,808
Janus Global Select Fund	2,690,072,248	429,409,225	(210,925,671)	218,483,554
Janus Global Technology Fund	709,208,630	196,165,520	(17,856,869)	178,308,651
Janus International Equity Fund	199,404,619	32,502,708	(12,054,871)	20,447,837
Janus Overseas Fund	9,007,478,838	1,553,421,209	(1,442,187,555)	111,233,654
Janus Worldwide Fund	2,023,377,123	255,830,834	(184,146,077)	71,684,757

Information on the tax components of securities sold short as of March 31, 2012 is as follows:

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	(Appreciation)	Depreciation	Depreciation

Janus Global Technology Fund	$(7,872,326)	$(39,230)	$1,112,215	$1,072,985

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal period or fiscal year ended September 30, 2011

	September 30,	September 30,	Accumulated
Fund	2016	2017	Capital Losses

Janus Asia Equity Fund	$–	$–	$–
Janus Emerging Markets Fund	–	–	–
Janus Global Life Sciences Fund	–	(71,904,532)	(71,904,532)
Janus Global Research Fund	–	(19,864,758)	(19,864,758)
Janus Global Select Fund(1)	(8,938,530)	(692,178,716)	(701,117,246)
Janus Global Technology Fund	–	(20,128,094)	(20,128,094)
Janus International Equity Fund	–	(22,951,107)	(22,951,107)
Janus Overseas Fund(1)	(330,727,597)	–	(330,727,597)
Janus Worldwide Fund(1)	(23,171,454)	(953,343,061)	(976,514,515)

(1)	Capital loss carryovers subject to annual limitations.

Janus Global & International Funds | 157

Notes to Financial Statements (unaudited) (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended March 31, 2012 (unaudited),
the fiscal year or period ended September 30, 2011,
the eleven-month fiscal period or year ended September 30, 2010, the two-month fiscal period ended September 30, 2009 and
each fiscal year or period ended July 31 or October 31

	Janus
	Asia	Janus Emerging	Janus Global	Janus Global	Janus International	Janus Overseas	Janus Worldwide
	Equity Fund	Markets Fund	Research Fund	Select Fund	Equity Fund	Fund	Fund

Class A Shares
2012	6.89%	2.94%	1.25%	1.17%	1.33%	0.98%	1.14%
2011	28.35%(1)	4.16%(2)	1.16%	1.08%	1.22%	1.03%	1.08%
2010(3)	N/A	N/A	1.28%	1.11%	N/A	1.07%	1.00%
2010(4)	N/A	N/A	N/A	N/A	1.34%	N/A	N/A
2009(5)	N/A	N/A	N/A	N/A	1.31%	N/A	N/A
2009(6)	N/A	N/A	1.40%	1.19%	N/A	1.00%	1.20%
2009(7)	N/A	N/A	N/A	N/A	1.41%	N/A	N/A
2008	N/A	N/A	N/A	N/A	1.28%	N/A	N/A
2007	N/A	N/A	N/A	N/A	9.77%(8)	N/A	N/A

Class C Shares
2012	8.03%	3.63%	2.07%	1.86%	2.10%	1.69%	1.88%
2011	29.12%(1)	5.09%(2)	1.93%	1.81%	1.98%	1.77%	1.83%
2010(3)	N/A	N/A	1.95%	1.88%	N/A	1.76%	1.86%
2010(4)	N/A	N/A	N/A	N/A	2.13%	N/A	N/A
2009(5)	N/A	N/A	N/A	N/A	2.08%	N/A	N/A
2009(6)	N/A	N/A	1.55%	2.13%	N/A	2.01%	2.28%
2009(7)	N/A	N/A	N/A	N/A	2.20%	N/A	N/A
2008	N/A	N/A	N/A	N/A	2.04%	N/A	N/A
2007	N/A	N/A	N/A	N/A	11.49%(8)	N/A	N/A

Class D Shares
2012	4.05%	2.86%	1.04%	0.88%	1.12%	0.67%	0.91%
2011	31.23%(1)	4.38%(2)	1.00%	0.85%	1.15%	0.82%	0.86%
2010(9)	N/A	N/A	1.09%	0.90%	1.16%	0.87%	0.83%

Class I Shares
2012	5.80%	2.63%	0.98%	0.90%	0.99%	0.64%	0.91%
2011	28.10%(1)	3.87%(2)	0.96%	0.84%	0.90%	0.75%	0.76%
2010(3)	N/A	N/A	0.96%	0.79%	N/A	0.80%	0.76%
2010(4)	N/A	N/A	N/A	N/A	0.99%	N/A	N/A
2009(5)	N/A	N/A	N/A	N/A	0.97%	N/A	N/A
2009(6)	N/A	N/A	0.43%	0.74%	N/A	0.70%	0.77%
2009(7)	N/A	N/A	N/A	N/A	1.04%	N/A	N/A
2008	N/A	N/A	N/A	N/A	1.19%	N/A	N/A
2007	N/A	N/A	N/A	N/A	2.40%(8)	N/A	N/A

Class R Shares
2012	N/A	N/A	N/A	1.47%	1.71%	1.28%	1.52%
2011	N/A	N/A	N/A	1.46%	1.63%	1.43%	1.46%
2010(3)	N/A	N/A	N/A	1.50%	N/A	1.48%	1.41%
2010(4)	N/A	N/A	N/A	N/A	1.71%	N/A	N/A
2009(5)	N/A	N/A	N/A	N/A	1.71%	N/A	N/A
2009(6)	N/A	N/A	N/A	1.49%	N/A	1.44%	1.52%
2009(7)	N/A	N/A	N/A	N/A	1.78%	N/A	N/A
2008	N/A	N/A	N/A	N/A	2.07%	N/A	N/A
2007	N/A	N/A	N/A	N/A	11.43%(8)	N/A	N/A

158 | MARCH 31, 2012

	Janus
	Asia	Janus Emerging	Janus Global	Janus Global	Janus International	Janus Overseas	Janus Worldwide
	Equity Fund	Markets Fund	Research Fund	Select Fund	Equity Fund	Fund	Fund

Class S Shares
2012	7.50%	2.98%	1.41%	0.27%	0.59%	1.02%	1.25%
2011	28.59%(1)	4.61%(2)	1.35%	1.21%	1.38%	1.18%	1.21%
2010(3)	N/A	N/A	1.45%	1.24%	N/A	1.22%	1.16%
2010(4)	N/A	N/A	N/A	N/A	1.46%	N/A	N/A
2009(5)	N/A	N/A	N/A	N/A	1.46%	N/A	N/A
2009(6)	N/A	N/A	1.42%	1.24%	N/A	1.19%	1.27%
2009(7)	N/A	N/A	N/A	N/A	1.54%	N/A	N/A
2008	N/A	N/A	N/A	N/A	1.54%	N/A	N/A
2007	N/A	N/A	N/A	N/A	11.01%(8)	N/A	N/A

Class T Shares
2012	6.98%	2.69%	1.12%	0.96%	1.20%	0.77%	1.00%
2011	28.34%(1)	4.08%(2)	1.10%	0.96%	1.12%	0.93%	0.96%
2010(3)	N/A	N/A	1.18%	0.95%	N/A	0.95%	0.87%
2010(4)	N/A	N/A	N/A	N/A	1.26%	N/A	N/A
2009(5)	N/A	N/A	N/A	N/A	1.07%	N/A	N/A
2009(10)	N/A	N/A	1.25%	0.97%	N/A	0.91%	0.76%
2009(11)	N/A	N/A	N/A	N/A	1.31%	N/A	N/A
2008	N/A	N/A	1.15%	0.94%	N/A	0.90%	0.83%
2007	N/A	N/A	1.12%	0.93%	N/A	0.89%	0.89%
2006	N/A	N/A	1.16%	1.00%	N/A	0.92%	0.90%

(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from October 1, 2009 through September 30, 2010.
(5)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.
(7)	Period from August 1, 2008 through July 31, 2009.
(8)	Period from November 28, 2006 (inception date) through July 31, 2007.
(9)	Period from February 16, 2010 (inception date) through September 30, 2010.
(10)	Period from November 1, 2008 through October 31, 2009.
(11)	Period from July 6, 2009 (inception date) through July 31, 2009.

Janus Global & International Funds | 159

Notes to Financial Statements (unaudited) (continued)

7.	Capital Share Transactions

			Janus		Janus
			Emerging		Global Life		Janus		Janus
For the six-month period ended March 31, 2012 (unaudited)	Janus Asia		Markets		Sciences		Global Research		Global Select
and the fiscal year or period ended September 30, 2011	Equity Fund		Fund		Fund		Fund		Fund
(all numbers in thousands)	2012	2011(1)	2012	2011(2)	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	8	83	12	139	14	43	779	186	96	913
Reinvested dividends and distributions	–	–	1	–	–	–	–	1	14	27
Shares repurchased	–	–	(16)	(8)	(5)	(67)	(109)	(72)	(799)	(1,682)
Net Increase/(Decrease) in Fund Shares	8	83	(3)	131	9	(24)	670	115	(689)	(742)
Shares Outstanding, Beginning of Period	83	–	131	–	47	71	171	56	2,328	3,070
Shares Outstanding, End of Period	91	83	128	131	56	47	841	171	1,639	2,328
Transactions in Fund Shares – Class C Shares:
Shares sold	1	83	14	92	2	15	39	158	22	382
Reinvested dividends and distributions	–	–	1	–	–	–	–	–	–	3
Shares repurchased	–	–	(7)	–	(8)	(3)	(42)	(60)	(256)	(549)
Net Increase/(Decrease) in Fund Shares	1	83	8	92	(6)	12	(3)	98	(234)	(164)
Shares Outstanding, Beginning of Period	83	–	92	–	21	9	132	34	1,148	1,312
Shares Outstanding, End of Period	84	83	100	92	15	21	129	132	914	1,148
Transactions in Fund Shares – Class D Shares:
Shares sold	244	141	557	1,062	647	1,306	465	1,780	2,616	7,789
Reinvested dividends and distributions	–	–	8	–	27	96	22	72	2,038	2,035
Shares repurchased	(20)	(1)	(171)	(159)	(1,174)	(2,430)	(740)	(1,739)	(12,881)	(26,741)
Net Increase/(Decrease) in Fund Shares	224	140	394	903	(500)	(1,028)	(253)	113	(8,227)	(16,917)
Shares Outstanding, Beginning of Period	140	–	903	–	18,454	19,482	8,353	8,240	175,746	192,663
Shares Outstanding, End of Period	364	140	1,297	903	17,954	18,454	8,100	8,353	167,519	175,746
Transactions in Fund Shares – Class I Shares:
Shares sold	18	83	574	511	64	65	501	2,118	488	1,334
Reinvested dividends and distributions	–	–	4	–	–	1	9	12	22	48
Shares repurchased	(2)	–	(144)	(59)	(33)	(71)	(474)	(476)	(850)	(3,266)
Net Increase/(Decrease) in Fund Shares	16	83	434	452	31	(5)	36	1,654	(340)	(1,884)
Shares Outstanding, Beginning of Period	83	–	452	–	189	194	2,707	1,053	2,841	4,725
Shares Outstanding, End of Period	99	83	886	452	220	189	2,743	2,707	2,501	2,841
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	99	120
Reinvested dividends and distributions	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1	2
Shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(65)	(198)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	35	(76)
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	237	313
Shares Outstanding, End of Period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	272	237
Transactions in Fund Shares – Class S Shares:
Shares sold	–	83	–	83	1	1	298	17	54	148
Reinvested dividends and distributions	.	–	1	–	–	–	1	–	–	3
Shares repurchased	–	–	–	–	(1)	(2)	(53)	(3)	(12)	(1,164)
Net Increase/(Decrease) in Fund Shares	–	83	1	83	–	(1)	246	14	42	(1,013)
Shares Outstanding, Beginning of Period	83	–	83	–	8	9	15	1	87	1,100
Shares Outstanding, End of Period	83	83	84	83	8	8	261	15	129	87
Transactions in Fund Shares – Class T Shares:
Shares sold	10	83	127	196	381	702	1,031	2,470	3,147	11,146
Reinvested dividends and distributions	–	–	2	–	3	44	11	70	889	1,180
Shares repurchased	–	–	(31)	(20)	(940)	(2,200)	(996)	(3,590)	(14,004)	(47,091)
Net Increase/(Decrease) in Fund Shares	10	83	98	176	(556)	(1,454)	46	(1,050)	(9,968)	(34,765)
Shares Outstanding, Beginning of Period	83	–	176	–	8,941	10,395	7,461	8,511	90,771	125,536
Shares Outstanding, End of Period	93	83	274	176	8,385	8,941	7,507	7,461	80,803	90,771

(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.

160 | MARCH 31, 2012

	Janus		Janus
	Global		International		Janus		Janus
For the six-month period ended March 31, 2012 (unaudited)	Technology		Equity		Overseas		Worldwide
and the fiscal year ended September 30, 2011	Fund		Fund		Fund		Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	93	114	567	1,236	2,756	10,018	5	21
Reinvested dividends and distributions	–	–	60	37	1,074	16	–	–
Shares repurchased	(38)	(54)	(1,246)	(2,763)	(6,073)	(9,668)	(13)	(23)
Net Increase/(Decrease) in Fund Shares	55	60	(619)	(1,490)	(2,243)	366	(8)	(2)
Shares Outstanding, Beginning of Period	143	83	5,442	6,932	16,826	16,460	57	59
Shares Outstanding, End of Period	198	143	4,823	5,442	14,583	16,826	49	57
Transactions in Fund Shares – Class C Shares:
Shares sold	12	44	159	266	414	2,096	4	8
Reinvested dividends and distributions	–	–	2	–	280	–	–	–
Shares repurchased	(18)	(18)	(340)	(607)	(1,392)	(2,552)	(8)	(6)
Net Increase/(Decrease) in Fund Shares	(6)	26	(179)	(341)	(698)	(456)	(4)	2
Shares Outstanding, Beginning of Period	67	41	1,635	1,976	5,506	5,962	33	31
Shares Outstanding, End of Period	61	67	1,456	1,635	4,808	5,506	29	33
Transactions in Fund Shares – Class D Shares:
Shares sold	725	2,878	409	640	1,515	3,593	201	577
Reinvested dividends and distributions	–	–	13	6	3,674	81	225	117
Shares repurchased	(2,285)	(5,032)	(112)	(289)	(3,982)	(8,649)	(1,558)	(2,859)
Net Increase/(Decrease) in Fund Shares	(1,560)	(2,154)	310	357	1,207	(4,975)	(1,132)	(2,165)
Shares Outstanding, Beginning of Period	33,625	35,779	867	510	46,294	51,269	26,525	28,690
Shares Outstanding, End of Period	32,065	33,625	1,177	867	47,501	46,294	25,393	26,525
Transactions in Fund Shares – Class I Shares:
Shares sold	96	260	1,315	4,037	6,485	21,778	46	208
Reinvested dividends and distributions	–	–	166	97	2,684	84	3	1
Shares repurchased	(135)	(216)	(1,361)	(4,397)	(11,011)	(16,562)	(65)	(102)
Net Increase/(Decrease) in Fund Shares	(39)	44	120	(263)	(1,842)	5,300	(16)	107
Shares Outstanding, Beginning of Period	433	389	11,834	12,097	37,488	32,188	382	275
Shares Outstanding, End of Period	394	433	11,954	11,834	35,646	37,488	366	382
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	11	53	793	1,738	9	12
Reinvested dividends and distributions	N/A	N/A	–	–	278	–	–	–
Shares repurchased	N/A	N/A	(11)	(63)	(846)	(1,160)	(11)	(4)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	–	(10)	225	578	(2)	8
Shares Outstanding, Beginning of Period	N/A	N/A	61	71	3,927	3,349	22	14
Shares Outstanding, End of Period	N/A	N/A	61	61	4,152	3,927	20	22
Transactions in Fund Shares – Class S Shares:
Shares sold	3	7	17	66	3,639	9,527	65	181
Reinvested dividends and distributions	–	–	1	3	2,601	–	4	1
Shares repurchased	(4)	(4)	(86)	(344)	(7,562)	(12,462)	(141)	(503)
Net Increase/(Decrease) in Fund Shares	(1)	3	(68)	(275)	(1,322)	(2,935)	(72)	(321)
Shares Outstanding, Beginning of Period	17	14	301	576	33,503	36,438	1,100	1,421
Shares Outstanding, End of Period	16	17	233	301	32,181	33,503	1,028	1,100
Transactions in Fund Shares – Class T Shares:
Shares sold	754	2,424	232	422	7,617	30,368	414	941
Reinvested dividends and distributions	–	–	8	3	8,246	137	147	104
Shares repurchased	(1,755)	(4,853)	(169)	(67)	(22,041)	(49,477)	(2,047)	(4,742)
Net Increase/(Decrease) in Fund Shares	(1,001)	(2,429)	71	358	(6,178)	(18,972)	(1,486)	(3,697)
Shares Outstanding, Beginning of Period	14,943	17,372	555	197	109,565	128,537	20,469	24,166
Shares Outstanding, End of Period	13,942	14,943	626	555	103,387	109,565	18,983	20,469

Janus Global & International Funds | 161

Notes to Financial Statements (unaudited) (continued)

8.	Purchases and Sales of Investment Securities

For the period ended March 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Asia Equity Fund	$4,632,678	$1,770,854	$–	$–
Janus Emerging Markets Fund	16,784,560	9,173,761	–	–
Janus Global Life Sciences Fund	166,071,732	197,681,070	–	–
Janus Global Research Fund	99,576,678	92,312,850	–	–
Janus Global Select Fund	1,272,489,355	1,451,205,030	–	–
Janus Global Technology Fund	146,756,581	187,475,245	–	–
Janus International Equity Fund	51,103,393	64,771,319	–	–
Janus Overseas Fund	1,301,086,982	2,027,475,554	–	–
Janus Worldwide Fund	514,463,973	650,091,427	–	–

9.	Subsequent Events

Effective April 2, 2012, the 2.00% redemption fee charged by the Funds upon the sale or exchange of Class D Shares, Class I Shares, Class R Shares, Class S Shares, or Class T Shares within 90 days of purchase or exchange was eliminated and is no longer charged by the Funds.

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

162 | MARCH 31, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

Janus Global & International Funds | 163

Additional Information (unaudited) (continued)

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of various Funds was good to very good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees

164 | MARCH 31, 2012

payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Global & International Funds | 165

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from the ten year period or from the inception date if the period is less than ten years) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended September 30, 2011 for all Funds except Janus Asia Equity Fund, which is estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell

166 | MARCH 31, 2012

or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end

Janus Global & International Funds | 167

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

168 | MARCH 31, 2012

Notes

Janus Global & International Funds | 169

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (05/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0412-014	125-24-01000 05-12

SEMIANNUAL REPORT

March 31, 2012

Janus Growth &
Core Funds

Janus Balanced Fund
Janus Contrarian Fund
Janus Enterprise Fund
Janus Forty Fund
Janus Fund
Janus Growth and Income Fund
Janus Research Fund
Janus Triton Fund
Janus Twenty Fund
Janus Venture Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Growth & Core Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment
Officer

Gibson Smith
Co-Chief Investment
Officer

A FASTER TRACK

Timing can be an important element in investing, but it’s unusual to be proved correct faster than you had expected. During the period we saw many of our 2012 theses come to fruition more quickly than we had anticipated. The world became more risk-tolerant, fueling a rally in equity and credit markets that was especially strong in the first quarter of 2012. In general, the period was positive for active managers with a focus on individual security selection.

Among the positives was that the European debt crisis, while not resolved, showed some progress toward resolution. The U.S. economic recovery continued, albeit at a slow pace, and China’s economy showed signs of heading toward a soft landing. As some of the macroeconomic noise subsided, investors were able to sustain a focus on corporate fundamentals and individual security selection for the first time in more than a year.

Economic headwinds remain, of course. Although the U.S. economy is not growing at its potential, we continue to expect gross domestic product to expand by 2% to 2.5% this year. Europe has greater challenges. Although the massive liquidity pushed into the system by the European Central Bank during the period reduced a significant amount of downside risk, the reality is sinking in that European growth is going to be slower for longer than many had expected. The need for additional stimulus and restructuring in some of the peripheral countries, such as Spain, is becoming increasingly apparent. Another question is whether China’s economy will avoid a hard landing. China is the biggest growth driver in Asia, and the global economy is very dependent on Asian growth right now.

Meanwhile, despite the improving economy, U.S. political dysfunction continues and likely will accelerate over the next few months as we head into the election season. The U.S. government likely will reach the debt ceiling again by the end of 2012, around the same time that the Bush tax cuts, extended unemployment benefits and the payroll tax holiday are scheduled to expire. A replay of the dysfunction we experienced last year in Washington will be coming back to a theater near you.

EQUITIES: BACK TO FUNDAMENTALS

One of the positives seen during the period was a reduction in the extraordinarily high equity correlations that we saw for much of 2011. That is positive for individual security selection and for our relatively concentrated, high-conviction portfolios. Increased investor risk tolerance and a renewed focus on fundamentals likely will create a faster track for companies with strong management teams and winning corporate strategies. These businesses are widening the gap between themselves and their less well-positioned rivals.

We do not believe at this point that equities are overvalued. U.S. companies have shown their ability to grow in a weak economic climate, and we are not seeing signs of that growth slowing. For many companies, margins have risen due to aggressive cost cutting and restructuring, along with worker productivity gains. Stronger revenue growth will be critical for companies to maintain or grow margins from here. For businesses that are fundamentally strong, this should not be more challenging today than it was in a tougher economic climate.

FIXED INCOME: RISK ASSETS TAKE FLIGHT

In the early months of this year, we watched credit markets, particularly high yield, accomplish in weeks a level of gains that we had assumed would take months. While still bullish, we viewed this as an opportunity to take profits in bonds that reached target valuations, as well as to reduce our exposure to higher-beta securities that performed well. (Beta is a measure of the volatility of a portfolio in comparison to a benchmark index. A beta less than one means the portfolio is less volatile than the index, while a beta greater than one indicates more volatility than the index.) We have re-examined credit in our portfolios, retaining investment-grade securities that we believe offer the best relative value and high-yield credits with the least downside risk, as we prepare for the next leg of the market.

The world remains significantly out of balance. The deleveraging process continues as individuals,

Janus Growth & Core Funds | 1

(Continued) (unaudited)

corporations, banks and ultimately governments realize that growth hinges on improving their financial positions. We believe that fundamentals still support corporate credit in the near term. Companies continue to improve liquidity profiles and balance sheets, retaining financial discipline despite an improving economy. The capital markets remain wide open to high-yield issuers, allowing for refinancing and terming out of debt maturities, a positive outcome of the current zero-interest-rate-policy environment. We continue to see what we believe are compelling valuations in sectors including financials and energy, and to believe success in fixed income is driven by individual security selection with a focus on risk-adjusted returns and preservation of capital.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 | MARCH 31, 2012

Useful Information About Your Fund Report (unaudited)

Market Perspectives and Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the CIOs’ and managers’ best judgment at the time this report was compiled, which was March 31, 2012. As the investing environment changes, so could their opinions. These views are unique to each CIO and manager aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, as applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from October 1, 2011 to March 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive certain Funds’ total annual fund operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least February 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Janus Growth & Core Funds | 3

(Continued) (unaudited)

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (as applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | MARCH 31, 2012

Janus Balanced Fund (unaudited)

Fund Snapshot
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Overview

Janus Balanced Fund’s Class T Shares returned 18.06% for the six-month period ended March 31, 2012, compared with a 14.44% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500 Index, the Fund’s primary benchmark, and a 45% weighting in the Barclays U.S. Aggregate Bond Index, the Fund’s other secondary benchmark, which returned 25.89% and 1.43%, respectively.

Economic Overview

U.S. equities rallied during the six-month period, as the U.S. economy continued to improve, corporate earnings were strong and investors gained a measure of calm about the European sovereign debt situation. Meanwhile, corporate credit rallied and U.S. Treasury yields rose as investors’ risk tolerance increased.

Accelerating U.S. hiring and improving consumer confidence supported a bullish view of the equity markets. Holiday retail sales were reasonably robust, while corporate earnings continued to meet or exceed expectations. Along with strong earnings, many companies gave positive guidance related to their end markets in both the United States and emerging markets. They also showed increased willingness to return cash to shareholders through dividends and share buybacks, notably Apple’s initiation of both. In our view, these shareholder-friendly moves signal companies’ confidence in their outlooks.

Federal Reserve (Fed) officials repeatedly underscored a commitment to keeping short-term interest rates low even as the U.S. economy showed signs of improvement. Fed Chairman Ben Bernanke said in late January that he expected rates to remain low well into 2014, while the markets speculated about the possibility of a third round of quantitative easing in summer 2012. Although inflation concerns exist, particularly given recent elevated oil prices and the massive amounts of liquidity that central banks have injected into the global financial system over the past year, so far we have not seen much upward pressure on consumer prices.

U.S. politicians continued to demonstrate an inability to resolve differences over federal fiscal policy. In late November, the U.S. congressional “super committee” failed to reach a deficit-reduction deal, inaction that under current law will trigger $1.2 trillion in automatic government spending cuts spread over 10 years, beginning in 2013.

Worries about the European debt crisis reached a peak in October but receded throughout the rest of the period, as the European Central Bank (ECB) showed itself willing to backstop European banks to some degree, most euro-zone countries agreed to tighter fiscal policy and agreements were made to bail out the weakest European Union (EU) members, particularly Greece. The ECB pumped nearly €1 trillion into the euro-zone banking system through loan offerings in December and February, contributing significantly to the calmer market tone. However, economic performance in some EU countries, notably Spain, continued to be weak due to austerity policies.

Performance Discussion

The Fund underperformed its primary benchmark, the S&P 500 Index, which is not surprising given the strength in equity markets, particularly during the second half of the period. The Fund outperformed its secondary benchmark, the Balanced Index, as well as the Barclays U.S. Aggregate Bond Index, another secondary benchmark.

Our equity holdings in consumer discretionary and to a lesser extent our significant overweight to the sector were the largest relative contributors to performance in the equity sleeve during the period. We have been overweight consumer discretionary for some time since it plays into our key themes, namely emerging market consumption and the relative attractiveness of the media industry. We also feel valuations remain attractive within the sector and

Janus Growth & Core Funds | 5

Janus Balanced Fund (unaudited)

appreciate that many of these companies are returning cash to shareholders.

Apple was the most significant contributor to the Fund’s equity sleeve. Apple’s initiation of a dividend was significant, since it showed that the biggest holdouts to paying dividends (large technology companies) have finally relented to join what we see as a growing trend. However, the shares did not move significantly higher because of this action, in our view. Instead, an extremely strong earnings report and raised guidance (a rare action for the company historically) due to product and earnings momentum propelled the stock price.

CBS also was a top contributor for the Fund’s equity sleeve. The mass media company benefited from a general resurgence in the media industry and a good earnings report. We think advertising rates will continue to tick higher in what is expected to be a high-spending election year. We also appreciate management’s focus on returning cash to shareholders by buying back shares.

We increased our equity weighting from 53% at the beginning of the period to 61% at period end, reflecting our more positive view of the economy. Within our equity sleeve, our largest allocation at period end was to consumer discretionary companies, followed by consumer staples, materials, health care and utilities.

Meanwhile, we reduced our fixed income allocation from 46% at the beginning of the period to 38% at period end. We remain significantly overweight corporate credit compared with the Barclays U.S. Aggregate Bond Index (Agg), at 71% vs. 20%, while underweight U.S. Treasury securities (11% vs. 35%) compared with the Agg.

The Fund’s fixed income sleeve outperformed the Agg during the period. Our positive security selection and overweight allocation to corporate credit were the top contributors to positive performance. From a sector standpoint, our security selection within chemicals, banking and noncaptive diversified financial companies contributed to positive performance. Detractors included industrial metals, media noncable and natural gas distribution companies.

Credit markets outperformed during the period, with high-yield credit turning particularly strong in the second half of the period. We viewed the credit rally as an opportunity to take profits on credits that had reached or exceeded target valuations, and to reduce downside risk in more volatile components of the portfolio. We continued to selectively rotate out of early-cycle industrial names while incrementally adding to our weighting in financials, which we continue to view as a mispriced sector with opportunity for good risk-adjusted returns.

U.S. Treasury securities lost ground during the period, with the 10- and 30-year U.S. Treasury yields rising to 2.2% and 3.3%, respectively, by period end. However, because our exposure to the Treasury market is significantly lower than that of the benchmark, this was a source of positive performance for the fixed income sleeve.

We increased our allocation to agency mortgage-backed securities (MBS) during the period, from roughly 10% to 12%. However, the MBS weighting in the fixed income sleeve remains significantly below that of the Agg, which held about 31% MBS at period end. The MBS market performed well, aided by greater clarity from the White House on programs such as the Home Affordable Refinance Program (HARP 2) and the Federal Reserve’s stated intention to continue to reinvest mortgage paydowns into new MBS. In early 2012, the U.S. Treasury appeared to complete the sale of its MBS portfolio, another positive factor for supply-demand dynamics in the MBS market going forward.

Our security selection in commercial mortgage-backed securities (CMBS) contributed to positive performance. Issuance in the CMBS market was low during the period, partly because economic uncertainty in late summer/early fall 2011 had curbed lending activity; this lower supply helped support prices. Our small weighting in asset-backed securities (ABS) was a net neutral for the period, while a small allocation to bank loans was moderately positive.

We continued to avoid government agency debt and non-agency (or subprime) mortgages, preferring to gain government exposure through U.S. Treasuries. In our opinion, government agency debt valuations remain unappealing, while non-agency MBS continues to face significant regulatory risk and declining market liquidity.

At times, the Fund may own various types of derivative instruments. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Equity Contributors

Apple was the greatest contributor to the equity sleeve during the period. Despite the stock’s strong performance, Apple remains attractively valued. We also think it has strong product momentum ahead, as it rolls out next generation versions of its popular iPhones and iPad tablets among other products. We believe the company’s initiation of a dividend and share repurchase program is a

6 | MARCH 31, 2012

(unaudited)

modest first effort in returning cash to shareholders that eventually could become more significant.

CBS was the second top contributor. The mass media company continues to benefit from the ongoing improvement in advertising and its ownership of the top-rated network. We like the company’s role as a provider of content, which we think will be highly valued going forward. We also appreciate the additional revenue the company is generating by re-transmitting its network to cable and satellite providers.

Fixed Income Contributors

Global insurer American International Group (AIG) was the top fixed income contributor during the period. Since 2008, AIG has shed non-core assets and made significant progress in repaying its government loans. In March 2012, the U.S. Treasury announced a public offering of $6 billion in AIG stock and said that AIG planned to buy up to $3 billion. The company continued to deleverage during the period; we have long believed that market valuation of AIG’s credit did not reflect the significant progress the company has made in strengthening its balance sheet.

Lyondell Chemical was the second top contributor to the fixed income sleeve. The third largest chemical producer in the United States, Lyondell in November tendered above market price for a large portion of its outstanding debt. We believe the commodity chemicals this company produces have a significant cost-of-production advantage due to the emergence of shale gas. The primary raw input to their production process is natural gas, a commodity that has experienced considerable price pressure due to excess supply, driving higher margins at Lyondell. The company’s new management team is return-on-capital driven and disciplined on investing in the business. They are also targeting an investment grade rating as debt retirement efforts continue.

Equity Detractors

Credit Suisse continued to be buffeted by the sovereign debt crisis in Europe, which has weighed on most European financials. We sold our position in the Switzerland-based bank, as drivers of the stock’s performance had become less related to the company’s fundamentals and more to the macro-economic environment.

We also sold our position in Netflix, the online provider of movie rental subscriptions and the primary detractor in the Fund. Netflix’s business model and customer growth assumptions had come under question due to changes in its pricing plan and the reversal of a prior decision to split its DVD business from its streaming video services. Rising programming costs have also pressured the company’s profitability.

Fixed Income Detractors

Verisk Analytics was the top detractor in the fixed income sleeve. Although Verisk’s credit faced headwinds during the period – in December, the company sold a new issue at a discount due to market conditions, which tended to pressure existing bonds as well – we believe the company has an attractive niche business model, with a stable recurring revenue stream and dominant position in providing data and analytics primarily to the insurance industry. We believe that Verisk will be upgraded to investment grade across the ratings agencies, which should drive spreads tighter.

UBM, Ltd., a global live media and B2B communications and marketing provider, was the second greatest detractor. Again, this is a credit that struggled during the period, but we believe the company has solid fundamentals and that the price of its bonds offers good relative value within the media sector. The company’s stock has done well over the past six months. Although its credit yield spread over U.S. Treasury securities has widened, we believe that spread direction will reverse at some point.

Outlook

We believe that the positive momentum seen in the first quarter of this year could continue. Consumer and business confidence remain in an upward trend, which may lead to resurgence in mergers and acquisitions as well as private equity activity. We already are seeing a strong initial public offering calendar, which bodes well for the equity market. Companies are staying true to their commitment to return cash to shareholders, which adds to investor confidence. In addition, market valuations remain attractive and low interest rates are supportive for higher multiples.

We believe that China will manage a soft economic landing and maintain its status as a key demand driver globally. The outlook remains good for emerging markets as a whole, which account for 30% to 40% of revenues for many multinational companies (particularly consumer-related). These positives could be offset by setbacks in Europe, escalation of tensions in the Middle East, and increasingly hostile rhetoric as the U.S. election nears.

On the fixed income side, although we believe that corporate credit still has room to rally in the near term, we are concerned about the possibility that interest rates could rise. To some extent global rates have been kept

Janus Growth & Core Funds | 7

Janus Balanced Fund (unaudited)

low by central banks’ willingness to flood the system with liquidity, a situation that cannot last indefinitely. We believe it is likely that U.S. Treasury yields may rise in a relatively orderly, stair-step fashion in coming quarters, assuming that U.S. economic growth remains steady.

Given that view, we have reduced our exposure to the longer end of the curve, where one generally sees the greatest price volatility associated with interest rate moves. Although still bullish on credit, we have viewed the credit rally as an opportunity to take profits in bonds that reached target valuations, as well as to reduce our exposure to higher-beta securities that have performed well. We have re-examined credit in our portfolios, retaining the investment-grade securities that we believe offer the best relative value and high-yield credits with the least downside risk, as we prepare for the next leg of the market. Finally, we are continuing to closely monitor securities with less sensitivity to interest rate moves as we assess the most effective risk-adjusted means to navigate the current environment.

Thank you for investing in Janus Balanced Fund.

8 | MARCH 31, 2012

(unaudited)

Janus Balanced Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Apple, Inc.	2.16%
CBS Corp. – Class B	1.79%
Philip Morris International, Inc.	1.25%
E.I. DuPont de Nemours & Co.	1.08%
Union Pacific Corp.	1.05%

5 Bottom Performers – Equity Holdings

Contribution

Netflix, Inc.	–0.18%
Credit Suisse Group A.G. (ADR)	–0.08%
National Oilwell Varco, Inc.	–0.02%
Deere & Co.	–0.01%
Ford Motor Co.	–0.01%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Consumer Discretionary	1.86%	20.96%	10.76%
Consumer Staples	1.49%	7.28%	11.12%
Materials	1.11%	7.18%	3.56%
Health Care	0.81%	13.64%	11.57%
Utilities	0.78%	0.00%	3.64%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Information Technology	–0.54%	19.13%	19.69%
Financials	–0.45%	12.95%	13.92%
Energy	–0.29%	10.66%	12.11%
Industrials	–0.16%	7.17%	10.69%
Telecommunication Services	0.43%	1.03%	2.94%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 9

Janus Balanced Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Apple, Inc. Computers	2.6%
Time Warner Cable, Inc. Cable/Satellite Television	2.0%
CBS Corp. – Class B Television	2.0%
Philip Morris International, Inc. Tobacco	1.9%
E.I. du Pont de Nemours & Co. Chemicals – Diversified	1.8%

10.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 1.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

10 | MARCH 31, 2012

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012						per the January 27, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Balanced Fund – Class A Shares
NAV	18.03%	6.47%	6.35%	6.53%	9.91%	0.92%	0.92%
MOP	11.26%	0.36%	5.09%	5.90%	9.58%

Janus Balanced Fund – Class C Shares
NAV	17.62%	5.64%	5.56%	5.76%	9.26%	1.66%	1.66%
CDSC	16.47%	4.61%	5.56%	5.76%	9.26%

Janus Balanced Fund – Class D Shares(1)	18.11%	6.63%	6.46%	6.60%	9.95%	0.73%	0.73%

Janus Balanced Fund – Class I Shares	18.21%	6.76%	6.41%	6.57%	9.94%	0.63%	0.63%

Janus Balanced Fund – Class R Shares	17.78%	6.00%	5.87%	6.05%	9.53%	1.34%	1.34%

Janus Balanced Fund – Class S Shares	17.95%	6.27%	6.13%	6.31%	9.75%	1.09%	1.09%

Janus Balanced Fund – Class T Shares	18.06%	6.53%	6.41%	6.57%	9.94%	0.84%	0.84%

S&P 500® Index	25.89%	8.54%	2.01%	4.12%	8.54%

Barclays U.S. Aggregate Bond Index	1.43%	7.71%	6.25%	5.80%	6.34%

Balanced Index	14.44%	8.55%	4.32%	5.26%	7.88%

Lipper Quartile – Class T Shares	–	1st	1st	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Moderate Funds	–	46/482	3/404	19/189	2/24

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 11

Janus Balanced Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of a prior share class of the Fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

12 | MARCH 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,179.80	$5.12

Hypothetical (5% return before expenses)	$1,000.00	$1,020.30	$4.75

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,176.20	$9.14

Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,181.60	$3.93

Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.64

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,181.60	$3.65

Hypothetical (5% return before expenses)	$1,000.00	$1,021.65	$3.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,177.80	$7.24

Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.71

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,179.50	$5.88

Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,180.60	$4.52

Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19

†	Expenses are equal to the annualized expense ratio of 0.94% for Class A Shares, 1.68% for Class C Shares, 0.72% for Class D Shares, 0.67% for Class I Shares, 1.33% for Class R Shares, 1.08% for Class S Shares and 0.83% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Growth & Core Funds | 13

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.4%
$31,835,000	Arkle PLC 2.2151%, 5/17/60 (144A),‡	$32,183,211
5,389,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	6,111,374
6,492,271	CLI Funding LLC 4.9400%, 10/15/26 (144A),‡	6,744,233
5,865,000	Commercial Mortgage Pass Through Certificates** 2.3646%, 2/10/29 (144A),‡	5,905,750
9,749,000	Commercial Mortgage Pass Through Certificates 5.8131%, 12/10/49‡	11,187,416
5,120,000	FREMF Mortgage Trust 4.5716%, 1/25/21 (144A),‡	5,063,654
3,273,000	FREMF Mortgage Trust 5.1588%, 4/25/21 (144A),‡	3,364,448
5,669,000	FREMF Mortgage Trust 4.9328%, 7/25/21 (144A),‡	5,754,273
2,945,000	FREMF Mortgage Trust 4.5942%, 10/25/21 (144A),‡	2,882,163
6,870,000	JPMorgan Chase Commercial Mortgage Securities Corp. 3.3638%, 11/13/16 (144A),‡	7,154,157
8,299,000	JPMorgan Chase Commercial Mortgage Securities Corp. 3.6620%, 7/5/24 (144A)	8,548,543
8,277,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.6330%, 12/5/27 (144A)	9,463,607
3,246,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.8713%, 4/15/45‡	3,691,442
3,000,000	Oxbow Resources LLC 4.9690%, 5/1/36 (144A)	3,137,250
4,788,000	Silverstone 1.7918%, 1/21/55 (144A),‡	4,815,373
2,781,000	SLM Student Loan Trust 4.3700%, 4/17/28 (144A)	2,884,115
3,040,000	SLM Student Loan Trust 2.7418%, 1/15/43 (144A),‡	2,982,459

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $117,581,453)		121,873,468

Bank Loans – 0.1%
Electric – Generation – 0%
5,033,160	AES Corp. 4.2500%, 6/1/18‡	5,035,224
Food – Miscellaneous/Diversified – 0.1%
8,285,534	Del Monte Foods Co. 4.5000%, 3/8/18‡	8,160,091

Total Bank Loans (cost $13,278,510)		13,195,315

Common Stock – 61.3%
Aerospace and Defense – 1.5%
1,702,999	Boeing Co.	126,652,036
Agricultural Chemicals – 0.8%
954,666	Syngenta A.G. (ADR)	65,709,661
Apparel Manufacturers – 0.8%
942,015	Coach, Inc.	72,798,919
Athletic Footwear – 1.4%
1,120,217	NIKE, Inc. – Class B	121,476,331
Automotive – Cars and Light Trucks – 0.4%
526,930	Daimler A.G.	31,884,534
Beverages – Wine and Spirits – 0.3%
307,000	Brown-Forman Corp. – Class B	25,600,730
Cable/Satellite Television – 2.8%
1,308,895	DIRECTV – Class A*	64,580,879
2,170,125	Time Warner Cable, Inc.	176,865,188
		241,446,067
Casino Hotels – 1.8%
1,660,170	Las Vegas Sands Corp.	95,575,987
4,529,100	MGM Resorts International*	61,686,342
		157,262,329
Chemicals – Diversified – 2.5%
2,985,190	E.I. du Pont de Nemours & Co.	157,916,551
1,362,560	LyondellBasell Industries N.V. – Class A	59,475,744
		217,392,295
Commercial Banks – 2.9%
2,673,220	CIT Group, Inc.*	110,243,593
583,115	ICICI Bank, Ltd. (ADR)	20,333,220
2,107,120	Itau Unibanco Holding S.A. (ADR)	40,435,633
3,147,423	Standard Chartered PLC**	78,525,755
		249,538,201
Commercial Services – Finance – 1.8%
230,960	MasterCard, Inc. – Class A	97,127,919
3,286,752	Western Union Co.	57,846,835
		154,974,754
Computer Services – 0.7%
833,205	Cognizant Technology Solutions Corp. – Class A*	64,115,125
Computers – 2.6%
376,829	Apple, Inc.*	225,897,681
Computers – Integrated Systems – 0.7%
942,745	Teradata Corp.*	64,248,072
Computers – Memory Devices – 1.0%
1,884,780	NetApp, Inc.*	84,381,601
Cosmetics and Toiletries – 0.6%
893,060	Estee Lauder Cos., Inc. – Class A	55,316,136
Diversified Banking Institutions – 0.7%
3,173,153	Morgan Stanley	62,320,725
E-Commerce/Products – 1.5%
3,562,080	eBay, Inc.*	131,405,131
E-Commerce/Services – 0.8%
94,765	priceline.com, Inc.*	67,993,887
Electronic Components – Miscellaneous – 1.2%
2,769,825	TE Connectivity, Ltd. (U.S. Shares)	101,791,069
Electronic Components – Semiconductors – 0.1%
1,193,380	ON Semiconductor Corp.*	10,752,354
Electronic Connectors – 0.7%
955,425	Amphenol Corp. – Class A	57,105,752

See Notes to Schedules of Investments and Financial Statements.

14 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Principal Amount		Value

Enterprise Software/Services – 1.5%
4,431,946	Oracle Corp.	$129,235,545
Finance – Other Services – 1.0%
2,968,943	NYSE Euronext	89,097,979
Food – Confectionary – 0.6%
875,320	Hershey Co.	53,683,376
Investment Management and Advisory Services – 1.0%
5,583,257	Blackstone Group L.P.	88,997,117
Life and Health Insurance – 0.4%
3,064,873	Prudential PLC**	36,640,053
Machinery – General Industrial – 0.3%
262,705	Roper Industries, Inc.	26,049,828
Medical – Biomedical and Genetic – 1.2%
1,328,343	Celgene Corp.*	102,973,149
Medical – Drugs – 4.3%
515,425	Allergan, Inc.	49,187,008
2,623,030	Bristol-Myers Squibb Co.	88,527,262
1,079,945	Endo Pharmaceuticals Holdings, Inc.*	41,826,270
3,608,230	Pfizer, Inc.	81,762,492
707,045	Shire PLC (ADR)**	66,992,514
874,429	Valeant Pharmaceuticals International, Inc.	46,948,093
		375,243,639
Medical – Generic Drugs – 1.1%
4,162,190	Mylan, Inc.*	97,603,355
Medical – HMO – 0.3%
596,100	Aetna, Inc.	29,900,376
Metal – Copper – 0.6%
1,287,031	Freeport-McMoRan Copper & Gold, Inc.	48,958,659
Metal Processors and Fabricators – 0.4%
191,427	Precision Castparts Corp.	33,097,728
Multimedia – 0.7%
1,312,340	Viacom, Inc. – Class B	62,283,656
Oil Companies – Exploration and Production – 1.7%
2,531,820	Canadian Natural Resources, Ltd.	84,005,788
680,391	Occidental Petroleum Corp.	64,793,635
		148,799,423
Oil Companies – Integrated – 3.0%
1,222,785	Chevron Corp.	131,131,463
1,849,139	Hess Corp.	109,006,744
875,530	Petroleo Brasileiro S.A. (ADR)	23,254,077
		263,392,284
Oil Field Machinery and Equipment – 0.3%
317,890	National Oilwell Varco, Inc.	25,262,718
Pharmacy Services – 1.1%
1,804,015	Express Scripts, Inc.*	97,741,533
Pipelines – 1.0%
1,724,610	Enterprise Products Partners L.P.	87,041,067
REIT – Health Care – 0.6%
900,573	Ventas, Inc.	51,422,718
Retail – Auto Parts – 0.6%
153,305	AutoZone, Inc.*	56,998,799
Retail – Discount – 0.7%
700,780	Costco Wholesale Corp.	63,630,824
Retail – Major Department Stores – 0.6%
927,285	Nordstrom, Inc.	51,668,320
Retail – Restaurants – 0.9%
793,370	McDonald’s Corp.	77,829,597
Super-Regional Banks – 1.4%
3,720,475	U.S. Bancorp	117,864,648
Telephone – Integrated – 0.7%
1,567,931	CenturyLink, Inc.	60,600,533
Television – 2.0%
5,055,449	CBS Corp. – Class B	171,430,276
Tobacco – 2.7%
2,350,801	Altria Group, Inc.	72,569,227
1,870,821	Philip Morris International, Inc.**	165,773,449
		238,342,676
Toys – 1.3%
3,247,590	Mattel, Inc.	109,313,879
Transportation – Railroad – 1.4%
1,107,613	Union Pacific Corp.	119,046,245
Wireless Equipment – 0.3%
516,610	Motorola Solutions, Inc.	26,259,286

Total Common Stock (cost $4,241,571,396)		5,330,472,676

Corporate Bonds – 27.2%
Advertising Services – 0.1%
$5,263,000	WPP Finance 2010** 4.7500%, 11/21/21 (144A)	5,503,688
Aerospace and Defense – Equipment – 0.3%
12,847,000	Exelis, Inc. 4.2500%, 10/1/16 (144A)	13,045,409
10,190,000	Exelis, Inc. 5.5500%, 10/1/21 (144A)	10,595,348
		23,640,757
Agricultural Chemicals – 0.4%
19,460,000	CF Industries, Inc. 6.8750%, 5/1/18	22,451,975
9,401,000	CF Industries, Inc. 7.1250%, 5/1/20	11,198,941
		33,650,916
Airlines – 0.1%
8,450,000	Southwest Airlines Co. 5.1250%, 3/1/17	9,194,411
Apparel Manufacturers – 0.1%
4,419,000	Hanesbrands, Inc. 4.1455%, 12/15/14‡	4,424,568
Beverages – Wine and Spirits – 0.3%
7,314,000	Pernod-Ricard S.A. 5.7500%, 4/7/21 (144A)	8,100,299
19,525,000	Pernod-Ricard S.A. 4.4500%, 1/15/22 (144A)	19,805,594
		27,905,893
Brewery – 0.4%
10,619,000	SABMiller Holdings, Inc. 2.4500%, 1/15/17 (144A)	10,752,194
24,557,000	SABMiller Holdings, Inc. 3.7500%, 1/15/22 (144A)	24,983,334
		35,735,528

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 15

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Principal Amount		Value

Building – Residential and Commercial – 0.1%
$6,390,000	MDC Holdings, Inc. 5.3750%, 12/15/14	$6,775,330
3,524,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	3,622,027
		10,397,357
Building Products – Cement and Aggregate – 0.2%
1,840,000	CRH America, Inc. 4.1250%, 1/15/16	1,865,841
1,952,000	CRH America, Inc. 5.7500%, 1/15/21	2,017,287
11,456,000	Hanson, Ltd. 6.1250%, 8/15/16**	12,286,560
		16,169,688
Chemicals – Diversified – 1.0%
14,384,000	Lyondell Chemical Co. 8.0000%, 11/1/17	16,146,040
9,982,492	Lyondell Chemical Co. 11.0000%, 5/1/18	11,030,654
42,474,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19 (144A)	42,474,000
19,070,000	LyondellBasell Industries N.V. 6.0000%, 11/15/21 (144A)	20,023,500
		89,674,194
Chemicals – Specialty – 0.5%
8,935,000	Ashland, Inc. 9.1250%, 6/1/17	9,906,681
16,002,000	Ecolab, Inc. 3.0000%, 12/8/16	16,638,736
13,663,000	Ecolab, Inc. 4.3500%, 12/8/21	14,484,365
		41,029,782
Coatings and Paint Products – 0.5%
13,264,000	RPM International, Inc. 6.1250%, 10/15/19	14,523,032
10,616,000	Sherwin-Williams Co. 3.1250%, 12/15/14	11,235,762
15,776,000	Valspar Corp. 4.2000%, 1/15/22	16,151,974
		41,910,768
Commercial Banks – 1.4%
4,227,000	Abbey National Treasury Services PLC 2.1366%, 4/25/14**,‡	4,102,722
25,083,000	American Express Bank FSB 5.5000%, 4/16/13	26,257,361
14,544,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	14,853,060
29,058,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	29,639,160
10,696,000	HSBC Bank USA 4.8750%, 8/24/20	10,959,667
6,700,000	Regions Bank 7.5000%, 5/15/18	7,587,750
12,568,000	SVB Financial Group 5.3750%, 9/15/20	13,592,028
17,091,000	Zions Bancorp. 7.7500%, 9/23/14	18,714,645
		125,706,393
Computers – Memory Devices – 0.1%
10,447,000	Seagate Technology 10.0000%, 5/1/14 (144A)	11,805,110
Consulting Services – 0.6%
7,960,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	8,433,198
38,318,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	40,911,018
		49,344,216
Containers – Paper and Plastic – 0.3%
3,145,000	Rock-Tenn Co. 4.4500%, 3/1/19 (144A)	3,159,130
16,137,000	Rock-Tenn Co. 4.9000%, 3/1/22 (144A)	16,113,327
3,238,000	Sonoco Products Co. 4.3750%, 11/1/21	3,294,390
		22,566,847
Data Processing and Management – 0.1%
8,179,000	Fiserv, Inc. 3.1250%, 10/1/15	8,444,188
4,005,000	Fiserv, Inc. 3.1250%, 6/15/16	4,092,489
		12,536,677
Diversified Banking Institutions – 2.0%
15,824,000	Bank of America Corp. 4.5000%, 4/1/15	16,389,929
11,177,000	Bank of America Corp. 5.7000%, 1/24/22	11,831,793
8,494,000	Citigroup, Inc. 5.6250%, 8/27/12	8,637,073
25,989,000	Citigroup, Inc. 5.0000%, 9/15/14	26,914,962
4,910,000	Citigroup, Inc. 4.8750%, 5/7/15	5,090,590
6,545,000	Citigroup, Inc. 4.4500%, 1/10/17	6,855,927
3,257,000	Goldman Sachs Group, Inc. 3.7000%, 8/1/15	3,314,470
9,957,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	9,954,172
9,478,000	Goldman Sachs Group, Inc. 5.7500%, 1/24/22	9,750,398
11,285,000	JPMorgan Chase & Co. 4.2500%, 10/15/20	11,554,328
4,092,000	Morgan Stanley 5.3000%, 3/1/13	4,208,794
5,012,000	Morgan Stanley 4.0000%, 7/24/15	4,987,837
5,738,000	Morgan Stanley 3.4500%, 11/2/15	5,604,471
16,992,000	Morgan Stanley 5.6250%, 9/23/19	16,795,216
16,734,000	Morgan Stanley 5.5000%, 7/28/21	16,353,870
3,939,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15**	3,982,707
11,479,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16**	11,722,160
		173,948,697

See Notes to Schedules of Investments and Financial Statements.

16 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Principal Amount		Value

Diversified Financial Services – 0.9%
$7,753,000	General Electric Capital Corp. 5.9000%, 5/13/14	$8,521,578
29,248,000	General Electric Capital Corp. 6.0000%, 8/7/19	34,154,644
21,645,000	General Electric Capital Corp. 5.5000%, 1/8/20	24,551,079
13,161,000	General Electric Capital Corp. 4.6500%, 10/17/21	14,007,516
		81,234,817
Diversified Minerals – 0.2%
16,500,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	16,830,000
4,832,000	Teck Resources, Ltd. 7.0000%, 9/15/12	4,925,707
		21,755,707
Diversified Operations – 0.3%
20,917,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	21,467,243
2,658,000	Tyco International Finance S.A. 4.1250%, 10/15/14	2,842,393
		24,309,636
Electric – Generation – 0%
2,080,000	AES Corp. 7.7500%, 10/15/15	2,319,200
Electric – Integrated – 0.7%
6,448,000	CMS Energy Corp. 1.5215%, 1/15/13‡	6,407,700
12,305,000	CMS Energy Corp. 4.2500%, 9/30/15	12,767,016
9,251,000	CMS Energy Corp. 5.0500%, 2/15/18	9,718,277
8,218,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	8,704,843
15,840,000	PPL Energy Supply LLC 4.6000%, 12/15/21	16,127,068
8,202,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A),**	8,533,549
		62,258,453
Electronic Components – Semiconductors – 0.4%
14,551,000	National Semiconductor Corp. 3.9500%, 4/15/15	15,826,439
12,387,000	National Semiconductor Corp. 6.6000%, 6/15/17	15,281,024
		31,107,463
Electronic Connectors – 0.3%
19,106,000	Amphenol Corp. 4.7500%, 11/15/14	20,754,198
6,327,000	Amphenol Corp. 4.0000%, 2/1/22	6,367,980
		27,122,178
Electronic Measuring Instruments – 0.1%
10,139,000	FLIR Systems, Inc. 3.7500%, 9/1/16	10,336,224
Electronics – Military – 0.2%
17,516,000	L-3 Communications Corp. 6.3750%, 10/15/15	17,932,005
Engineering – Research and Development Services – 0.2%
9,073,000	URS Corp. 3.8500%, 4/1/17 (144A)	9,043,322
8,676,000	URS Corp. 5.0000%, 4/1/22 (144A)	8,576,157
		17,619,479
Finance – Auto Loans – 0.8%
8,065,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	8,185,314
6,590,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	7,254,634
29,240,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	29,525,441
10,205,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	11,308,497
12,814,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	13,273,459
		69,547,345
Finance – Consumer Loans – 0.3%
15,994,000	SLM Corp. 6.2500%, 1/25/16	16,633,760
6,609,000	SLM Corp. 6.0000%, 1/25/17	6,807,270
4,986,000	SLM Corp. 7.2500%, 1/25/22	5,209,492
		28,650,522
Finance – Credit Card – 0.2%
13,242,000	American Express Co. 6.8000%, 9/1/66‡	13,506,840
Finance – Investment Bankers/Brokers – 1.4%
7,788,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	8,293,519
7,763,000	Jefferies Group, Inc. 3.8750%, 11/9/15	7,665,963
14,174,000	Jefferies Group, Inc. 5.1250%, 4/13/18	13,748,780
13,697,000	Jefferies Group, Inc. 8.5000%, 7/15/19	15,203,670
9,199,000	Lazard Group LLC 7.1250%, 5/15/15	9,974,485
3,354,000	Lazard Group LLC 6.8500%, 6/15/17	3,687,334
16,491,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	17,032,251
31,009,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	31,629,180
10,301,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	11,004,599
5,848,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	6,411,969
		124,651,750
Finance – Mortgage Loan Banker – 0.2%
14,488,000	Northern Rock Asset Management PLC** 5.6250%, 6/22/17 (144A)	15,514,576

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 17

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Principal Amount		Value

Food – Meat Products – 0.5%
$362,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	$380,100
38,378,000	Tyson Foods, Inc. 6.8500%, 4/1/16	43,559,030
		43,939,130
Food – Miscellaneous/Diversified – 0.1%
8,100,000	ARAMARK Corp. 8.5000%, 2/1/15	8,302,581
Hotels and Motels – 0.1%
5,899,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	6,482,417
3,660,000	Marriott International, Inc. 3.0000%, 3/1/19	3,599,698
2,177,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	2,525,320
		12,607,435
Investment Management and Advisory Services – 0.4%
15,319,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	16,506,222
7,716,000	FMR LLC 6.4500%, 11/15/39 (144A)	8,221,128
3,438,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	3,463,785
3,167,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	3,198,670
		31,389,805
Linen Supply & Related Items – 0.1%
5,678,000	Cintas Corp. No. 2 2.8500%, 6/1/16	5,818,792
5,944,000	Cintas Corp. No. 2 4.3000%, 6/1/21	6,305,003
		12,123,795
Medical – Biomedical and Genetic – 0%
2,120,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	2,353,200
Medical Instruments – 0.1%
5,690,000	Boston Scientific Corp. 4.5000%, 1/15/15	6,103,743
Medical Products – 0.1%
8,291,000	CareFusion Corp. 4.1250%, 8/1/12	8,371,240
Money Center Banks – 0.2%
17,973,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16**	18,635,071
Multi-Line Insurance – 0.8%
15,548,000	American International Group, Inc. 4.2500%, 9/15/14	16,040,949
8,472,000	American International Group, Inc. 5.4500%, 5/18/17	9,107,739
23,676,000	American International Group, Inc. 6.4000%, 12/15/20	26,794,816
13,260,000	American International Group, Inc. 8.1750%, 5/15/58‡	14,035,710
		65,979,214
Oil – Field Services – 0.1%
5,222,000	Weatherford International, Ltd. 4.5000%, 4/15/22	5,214,428
Oil and Gas Drilling – 0.4%
22,725,000	Nabors Industries, Inc. 5.0000%, 9/15/20	24,393,810
6,327,000	Rowan Cos., Inc. 5.0000%, 9/1/17	6,735,547
		31,129,357
Oil Companies – Exploration and Production – 0.6%
17,049,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	19,735,956
8,045,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	8,960,119
1,760,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	2,013,000
9,675,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	10,956,938
9,450,000	Southwestern Energy Co. 4.1000%, 3/15/22 (144A)	9,367,350
		51,033,363
Oil Companies – Integrated – 0.9%
25,733,000	Phillips 66 2.9500%, 5/1/17 (144A)	26,155,073
26,136,000	Phillips 66 4.3000%, 4/1/22 (144A)	26,585,513
25,986,000	Phillips 66 5.8750%, 5/1/42 (144A)	26,620,500
		79,361,086
Oil Refining and Marketing – 0.2%
805,000	Frontier Oil Corp. 8.5000%, 9/15/16	855,313
9,183,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	10,566,979
4,389,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	4,594,647
3,345,000	Sunoco Logistics Partners Operations L.P. 6.1000%, 2/15/42	3,656,767
		19,673,706
Paper and Related Products – 0.1%
6,230,000	International Paper Co. 6.0000%, 11/15/41	6,762,484
Pharmacy Services – 1.2%
11,145,000	Aristotle Holding, Inc. 2.1000%, 2/12/15 (144A)	11,282,351
38,916,000	Aristotle Holding, Inc. 2.6500%, 2/15/17 (144A)	39,355,790
20,783,000	Aristotle Holding, Inc. 4.7500%, 11/15/21 (144A)	22,242,341

See Notes to Schedules of Investments and Financial Statements.

18 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Principal Amount		Value

Pharmacy Services – (continued)

$18,211,000	Aristotle Holding, Inc. 3.9000%, 2/15/22 (144A)	$18,406,695
8,752,000	Express Scripts, Inc. 3.1250%, 5/15/16	9,113,501
3,537,000	Medco Health Solutions, Inc. 4.1250%, 9/15/20	3,609,583
		104,010,261
Pipelines – 1.8%
4,479,000	Colorado Interstate Gas Co. LLC 6.8500%, 6/15/37	4,881,707
8,288,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	8,315,458
12,628,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	12,658,800
2,253,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	2,517,725
6,467,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	6,705,419
6,235,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	6,352,062
9,311,000	Energy Transfer Partners L.P. 5.2000%, 2/1/22	9,740,768
3,232,000	Energy Transfer Partners L.P. 6.0500%, 6/1/41	3,261,392
3,326,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	3,884,505
18,168,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	19,167,240
12,272,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	12,712,049
13,709,000	Plains All American Pipeline L.P. 3.9500%, 9/15/15	14,701,189
3,483,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	4,536,583
6,359,000	Plains All American Pipeline L.P. 5.0000%, 2/1/21	6,982,284
6,078,000	TC Pipelines L.P. 4.6500%, 6/15/21	6,354,920
30,936,000	Western Gas Partners L.P. 5.3750%, 6/1/21	33,163,392
		155,935,493
Publishing – Newspapers – 0%
1,324,000	Gannett Co., Inc. 6.3750%, 9/1/15	1,410,060
Publishing – Periodicals – 0.2%
13,218,000	United Business Media PLC 5.7500%, 11/3/20 (144A),**	13,069,509
Real Estate Management/Services – 0.1%
4,443,000	CB Richard Ellis Services, Inc. 6.6250%, 10/15/20	4,720,687
2,999,000	ProLogis L.P. 6.6250%, 5/15/18	3,413,888
3,246,000	ProLogis L.P. 6.8750%, 3/15/20	3,728,628
		11,863,203
Real Estate Operating/Development – 0.1%
8,043,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	8,556,111
Reinsurance – 0.1%
11,359,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	12,101,072
REIT – Diversified – 0.4%
9,737,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	10,112,722
20,960,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	21,696,220
		31,808,942
REIT – Health Care – 0.3%
4,901,000	Senior Housing Properties Trust 6.7500%, 4/15/20	5,174,545
6,442,000	Senior Housing Properties Trust 6.7500%, 12/15/21	6,834,131
10,531,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	10,872,120
		22,880,796
REIT – Hotels – 0.2%
14,278,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	14,706,340
REIT – Office Property – 0.6%
16,429,000	Alexandria Real Estate Corp. 4.6000%, 4/1/22	16,082,233
4,517,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	4,800,649
9,599,000	Reckson Operating Partnership L.P. 5.0000%, 8/15/18	9,770,064
18,528,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20	21,107,802
		51,760,748
REIT – Regional Malls – 0.7%
34,275,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	35,217,563
22,549,000	Rouse Co. L.P. 6.7500%, 11/9/15	23,704,636
		58,922,199
REIT – Shopping Centers – 0%
3,384,000	Developers Diversified Realty Corp. 4.7500%, 4/15/18	3,505,547
Retail – Regional Department Stores – 0.6%
7,329,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	7,593,189
15,344,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	16,819,172
14,910,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	17,109,985
3,127,000	Macy’s Retail Holdings, Inc. 3.8750%, 1/15/22	3,136,115
6,609,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	7,708,057
		52,366,518
Retail – Restaurants – 0.2%
13,793,000	Brinker International 5.7500%, 6/1/14	14,627,545

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 19

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Principal Amount		Value

Steel – Producers – 0.3%
$11,057,000	ArcelorMittal 4.5000%, 2/25/17	$11,089,353
8,583,000	ArcelorMittal 5.5000%, 3/1/21	8,424,000
6,296,000	ArcelorMittal 6.2500%, 2/25/22	6,365,879
		25,879,232
Telecommunication Services – 0.2%
14,507,000	Qwest Corp. 6.7500%, 12/1/21	16,193,439
Telephone – Integrated – 0.4%
4,283,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	4,304,415
30,747,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	32,822,423
		37,126,838
Transportation – Railroad – 0.3%
2,539,085	CSX Corp. 8.3750%, 10/15/14	2,891,154
12,137,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	13,472,070
5,181,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	5,595,480
		21,958,704
Transportation – Services – 0%
2,246,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	2,232,762
Transportation – Truck – 0.1%
12,452,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	12,869,640

Total Corporate Bonds (cost $2,268,471,803)		2,359,776,282

Mortgage-Backed Securities – 4.6%
	Fannie Mae:
3,153,198	5.0000%, 2/1/23	3,422,639
5,858,514	5.5000%, 1/1/25	6,388,388
3,197,755	5.5000%, 1/1/33	3,514,162
3,762,070	5.0000%, 11/1/33	4,073,351
4,881,683	5.0000%, 12/1/33	5,285,602
2,808,631	5.0000%, 2/1/34	3,041,023
10,398,984	5.5000%, 4/1/34	11,427,927
18,294,552	5.5000%, 9/1/34	20,073,291
5,648,453	5.5000%, 5/1/35	6,182,635
43,464,519	5.5000%, 7/1/35	47,690,477
17,651,780	6.0000%, 12/1/35	19,729,098
19,920,671	5.5000%, 7/1/36	21,857,514
5,328,073	6.0000%, 3/1/37	5,899,042
33,004,853	5.5000%, 5/1/37	36,270,569
5,360,022	6.0000%, 5/1/37	5,921,015
4,806,743	5.5000%, 7/1/37	5,241,796
3,995,402	5.5000%, 3/1/38	4,390,733
1,048,595	5.5000%, 9/1/38	1,152,350
7,544,284	6.0000%, 11/1/38	8,333,886
13,714,566	6.0000%, 11/1/38	15,197,108
3,397,349	4.5000%, 10/1/40	3,674,932
3,089,469	5.0000%, 3/1/41	3,391,922
11,520,181	4.5000%, 4/1/41	12,411,428
6,296,703	5.0000%, 4/1/41	6,916,530
7,986,244	5.0000%, 4/1/41	8,852,483
	Freddie Mac:
4,676,166	5.0000%, 1/1/19	5,047,248
3,902,384	5.0000%, 2/1/19	4,212,061
5,225,312	5.5000%, 8/1/19	5,663,699
3,128,905	5.5000%, 5/1/38	3,432,002
8,217,469	5.5000%, 10/1/39	9,013,495
7,054,266	4.5000%, 1/1/41	7,606,784
4,163,330	4.5000%, 5/1/41	4,474,363
15,997,369	5.0000%, 5/1/41	17,677,690
	Ginnie Mae:
7,213,844	6.0000%, 11/20/34	8,170,835
4,540,243	5.0000%, 1/20/35	5,005,393
9,543,536	5.5000%, 3/15/36	10,712,812
6,043,980	5.0000%, 4/15/39	6,699,496
6,901,820	5.0000%, 10/15/39	7,650,375
11,001,704	5.0000%, 11/15/39	12,235,776
10,974,895	5.0000%, 2/15/41	12,143,485
4,994,396	5.0000%, 5/15/41	5,534,516
2,558,068	4.5000%, 7/15/41	2,811,000

Total Mortgage-Backed Securities (cost $395,038,510)		398,430,931

Preferred Stock – 0%
Food – Miscellaneous/Diversified – 0%
19	H.J. Heinz Finance Co., 0% (144A) (cost $1,900,000)	2,056,750

U.S. Treasury Notes/Bonds – 4.3%
	U.S. Treasury Notes/Bonds:
$87,467,000	0.2500%, 3/31/14	87,316,644
87,625,000	0.3750%, 3/15/15	87,289,572
32,278,000	0.8750%, 1/31/17	32,078,780
2,448,000	0.8750%, 2/28/17	2,430,788
81,905,000	3.1250%, 5/15/21	89,148,514
34,366,000	2.1250%, 8/15/21	34,341,841
30,895,000	2.0000%, 2/15/22	30,301,229
9,329,000	3.1250%, 2/15/42	8,942,723

Total U.S. Treasury Notes/Bonds (cost $365,134,461)		371,850,091

Money Market – 2.2%
187,375,777	Janus Cash Liquidity Fund LLC, 0% (cost $187,375,777)	187,375,777

Total Investments (total cost $7,590,351,910) – 101.1%		8,785,031,290

Liabilities, net of Cash, Receivables and Other Assets– (1.1)%		(95,578,709)

Net Assets – 100%		$8,689,452,581

See Notes to Schedules of Investments and Financial Statements.

20 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$50,871,704	0.6%
Brazil	63,689,710	0.7%
Canada	155,046,828	1.8%
Cayman Islands	11,805,110	0.1%
France	27,905,893	0.3%
Germany	31,884,534	0.4%
India	20,333,220	0.2%
Jersey	66,992,514	0.7%
Luxembourg	50,188,868	0.6%
Mexico	19,067,550	0.2%
Netherlands	121,973,244	1.4%
Switzerland	172,715,158	2.0%
United Kingdom	201,352,591	2.3%
United States††	7,791,204,366	88.7%

Total	$8,785,031,290	100.0%

††	Includes Cash Equivalents (86.6% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Depreciation

Credit Suisse Securities (USA) LLC: British Pound 5/17/12	15,610,000	$24,956,807	$(179,990)

HSBC Securities (USA), Inc.: British Pound 4/5/12	13,875,000	22,190,098	(307,003)

JPMorgan Chase & Co.: British Pound 5/24/12	18,000,000	28,776,151	(365,311)

RBC Capital Markets Corp.: British Pound 5/10/12	11,500,000	18,386,958	(123,118)

Total		$94,310,014	$(975,422)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 21

Janus Contrarian Fund (unaudited)

Fund Snapshot
We believe a bottom-up process, focused on non-consensus, contrarian investment ideas, will drive strong risk-adjusted returns over time. Through our deep fundamental analysis, we seek to identify improving businesses, regardless of geography, and capitalize on their unrecognized undervaluation.
Dan Kozlowski portfolio manager

Performance Overview

For the six-month period ending March 31, 2012, Janus Contrarian Fund’s Class T Shares generated a return of 25.64% versus a 25.89% return for the S&P 500 Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the MSCI All Country World Index, returned 19.91% during the period. Fund performance improved substantially in the most recent quarter, during which the Fund appreciated 15.43% vs. the S&P 500 return of 12.59%, which we believe in part reflects the completed repositioning of the portfolio post the manager transition that occurred in July, 2011.

The Fund’s Class T Shares returned -4.37% for the one-year period, -2.71% for the five-year period and 6.27% for the 10-year period ending March 31, 2012.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/advisor/mutual-funds. Returns quoted reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

Investment Environment

Equity markets rose as investor sentiment and confidence improved in the first quarter of 2012. Key drivers included diminished investor concern over Europe’s debt crisis, accommodative monetary policies and a modest economic recovery in the U.S.

Performance Discussion

The portfolio’s transition from the previous manager is complete, and we have started to see several of our highest-conviction names perform well. We feel that we will benefit as markets reward stocks based on fundamental drivers, following a long period of macro-driven trading. We maintain high conviction in the Fund’s largest positions, to which we have added in some cases, and we feel the Fund now holds a core group of businesses with strong balance sheets, attractive growth and asymmetrical risk/reward that remain underappreciated by the markets.

The Fund’s largest position, Microsoft, was also the largest individual contributor to relative results. The stock was materially undervalued at the end of last year on metrics such as cash flow and earnings, in our view. We felt it would not take a significant change in investor sentiment to move the stock higher, and our thesis started to play out in the period: the company reported good earnings and guidance for 2012, and upcoming product launches, such as Windows 8, have begun to generate investor interest.

Real estate developer St. Joe also outperformed. Although the stock performed poorly last year, we maintained our investment thesis and added to the position at depressed valuations in the period. The company has 573,000 acres of contiguous land in Florida that was valued by the market, on a per-acre basis, as little more than raw timberland. We see the company’s significant acreage near Northwest Florida Beaches Airport, a small but growing regional airport, as well as its waterfront holdings, as catalysts for commercial and residential development. Additional positive developments include the company’s new strategic investment plan that will significantly reduce future capital expenditures and reposition assets to facilitate sales, and its lease agreement for land at the Port of St. Joe. The stock has been heavily shorted, and many components of the short thesis have broken down, in our view, contributing to a short squeeze which has helped to push the stock higher.

While the Fund’s positions in industrials detracted from relative results, our largest industrial, United Continental Holdings, performed well. We think United has tremendous upside potential, trading at less than four times estimated forward earnings. Returns on invested capital are rising and likely to improve as United completes its merger integration with Continental and

22 | MARCH 31, 2012

(unaudited)

realizes cost savings. Moreover, the airline has pricing power for the first time in years due to capacity reductions in the industry. We think its pricing power can more than offset the impact of rising oil prices.

In information technology, while most of our holdings were positive contributors, they lagged the sector’s returns. We maintain conviction in our names, which include an online auction/e-commerce company that has a fast-growing payments franchise (eBay), and an enterprise software business (Oracle) that we like because of its recurring maintenance contracts, dominant market share and pricing power. Our weakest performer in the sector was Atmel. The maker of microcontrollers for mobile touch-screens has issued disappointing guidance due to weakness in its end markets and inventory buildup of non-Apple tablet computers, which represent approximately 25% of the company’s touch-screen business. We remain attracted to Atmel given its potential to generate high returns on capital and accelerating free cash flows in the intermediate term. We think the company’s microcontroller products can continue to take market share.

Our energy selections were positive relative contributors, despite a drag on returns from our overweight in the sector. Our top relative contributor was BP, a U.K.-based oil exploration-and-production company. BP has a strong set of assets, the ability to generate moderate growth and a stock price that reflects long-term declines in production and cash flow – which we think are unlikely. We believe it is one of the cheapest super-major energy stocks and that the valuation implies much more upside than downside from here. In other areas, we have focused on onshore U.S. energy producers, which we believe benefit both from long-term demand for oil and positive supply trends in the U.S., where investors are not subject to the geopolitical uncertainties of offshore exploration but still gain from the price increases related to such uncertainties.

Derivatives, primarily options, are used in the portfolio to generate income (through selling calls and puts), to have exposure to a position without owning it (generally selling a put and buying a call – often referred to as stock replacement), and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is to generate income and reduce risk in the portfolio. During the period, this strategy contributed to relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

The decisions by the European Central Bank and Bank of Japan to print almost unlimited amounts of money, essentially monetizing a portion of their debts, lit a liquidity fuse under the markets, creating a milder version of the 2009 market recovery attributable to the Federal Reserve’s quantitative easing. U.S. economic data has surprised to the upside, and the combination of monetary easing and promising economic data has had a positive impact on valuations and demand for risk assets. We also think the “fear trade,” which sent fixed income yields plummeting in recent years, has reached a crescendo. With yields near record lows, Treasuries have very little room to appreciate from here. Treasury holders lost money in the first quarter of 2012 for the first time in years, and if capital keeps flowing out of fixed income, some of it could move into stocks.

Longer term, we remain cautious on the global economy. Central banks and political leaders have kicked the can further down the road in addressing fiscal imbalances. These imbalances in the U.S., Europe and Japan are significant and will likely necessitate growth-impeding austerity measures in the future. We don’t expect any hard decisions for several months, but we are keeping our eye on these risk factors.

Overall, we continue to look for undervalued stocks globally and are finding many exciting investment ideas. We think the portfolio is well-positioned to take advantage of the global monetary stimulus, which we think will be inflationary and support commodity prices. We are significantly overweight in oil-related stocks, for example, and have somewhat balanced that exposure with our holding in United Continental – a stock that tends to move inversely to oil prices. We also continue to look for “special situations” and contrarian ideas that we think offer asymmetrical risk-reward. While macro uncertainty remains, we think the portfolio is constructed in a way that will outperform its benchmark index going forward.

Thank you for your investment in Janus Contrarian Fund.

Janus Growth & Core Funds | 23

Janus Contrarian Fund (unaudited)

Janus Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

Microsoft Corp.	2.92%
Ball Corp.	2.00%
BP PLC (ADR)	1.90%
St. Joe Co.	1.52%
Motorola Solutions, Inc.	1.17%

5 Bottom Performers – Holdings

Contribution

JSW Steel, Ltd.	–0.12%
Bharat Forge, Ltd.	–0.10%
NTPC, Ltd.	–0.07%
Cobalt International Energy, Inc.	–0.04%
Polypore International, Inc.	–0.04%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	1.24%	24.17%	12.11%
Health Care	0.80%	9.18%	11.58%
Information Technology	0.68%	23.51%	19.69%
Utilities	0.59%	0.25%	3.64%
Telecommunication Services	0.50%	–0.07%	2.94%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–1.46%	9.52%	13.92%
Industrials	–1.20%	6.46%	10.69%
Consumer Discretionary	–0.81%	14.83%	10.76%
Consumer Staples	0.19%	6.67%	11.11%
Materials	0.39%	5.48%	3.56%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

24 | MARCH 31, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Microsoft Corp. Applications Software	8.2%
St. Joe Co. Real Estate Operating/Development	5.9%
BP PLC (ADR) Oil Companies – Integrated	5.9%
United Continental Holdings, Inc. Airlines	5.9%
Ball Corp. Containers – Metal and Glass	5.7%

31.6%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 1.5% of total net assets.

Top Country Allocations – Long Positions – (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

Janus Growth & Core Funds | 25

Janus Contrarian Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012						per the January 27, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Contrarian Fund – Class A Shares
NAV	25.49%	–4.38%	–2.85%	6.13%	5.01%	0.91%	0.91%
MOP	18.27%	–9.85%	–4.00%	5.50%	4.50%

Janus Contrarian Fund – Class C Shares
NAV	25.09%	–5.05%	–3.61%	5.33%	4.22%	1.63%	1.63%
CDSC	23.84%	–6.00%	–3.61%	5.33%	4.22%

Janus Contrarian Fund – Class D Shares(1)	25.72%	–4.23%	–2.67%	6.30%	5.17%	0.70%	0.70%

Janus Contrarian Fund – Class I Shares	25.62%	–4.31%	–2.71%	6.27%	5.15%	0.66%	0.66%

Janus Contrarian Fund – Class R Shares	25.33%	–4.81%	–3.28%	5.65%	4.54%	1.31%	1.31%

Janus Contrarian Fund – Class S Shares	25.55%	–4.59%	–3.02%	5.92%	4.80%	1.07%	1.07%

Janus Contrarian Fund – Class T Shares	25.64%	–4.37%	–2.71%	6.27%	5.15%	0.82%	0.82%

S&P 500® Index	25.89%	8.54%	2.01%	4.12%	2.13%

Morgan Stanley Capital International All Country World IndexSM	19.91%	–0.73%	–0.19%	5.33%	2.10%

Lipper Quartile – Class T Shares	–	4th	4th	1st	2nd

Lipper Ranking – based on total return for Multi-Cap Core Funds	–	666/715	511/540	51/291	77/205

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

26 | MARCH 31, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with nondiversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of a prior share class of the Fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 29, 2000
(1)	Closed to new investors.

Janus Growth & Core Funds | 27

Janus Contrarian Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,256.00	$5.25

Hypothetical (5% return before expenses)	$1,000.00	$1,220.35	$4.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,250.90	$9.23

Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,257.20	$3.72

Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.34

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,256.90	$3.84

Hypothetical (5% return before expenses)	$1,000.00	$1,021.60	$3.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,253.30	$6.99

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,255.50	$5.58

Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,256.40	$4.17

Hypothetical (5% return before expenses)	$1,000.00	$1,021.30	$3.74

†	Expenses are equal to the annualized expense ratio of 0.93% for Class A Shares, 1.64% for Class C Shares, 0.66% for Class D Shares, 0.68% for Class I Shares, 1.24% for Class R Shares, 0.99% for Class S Shares and 0.74% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

28 | MARCH 31, 2012

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Contract Amounts		Value

Common Stock – 98.5%
Airlines – 6.4%
12,878,212	AirAsia Bhd	$14,510,069
7,385,047	United Continental Holdings, Inc.*	158,778,511
		173,288,580
Apparel Manufacturers – 2.6%
2,361,635	Hanesbrands, Inc.*	69,762,698
Applications Software – 8.2%
6,928,335	Microsoft Corp.**	223,438,804
Building and Construction Products – Miscellaneous – 1.2%
1,871,490	USG Corp.*	32,189,628
Commercial Banks – 1.1%
1,202,821	Standard Chartered PLC**	30,009,448
Consumer Products – Miscellaneous – 0.6%
8,325,900	Samsonite International S.A.	15,139,365
Containers – Metal and Glass – 5.7%
3,593,395	Ball Corp.	154,084,778
Distribution/Wholesale – 2.2%
25,398,000	Li & Fung, Ltd.	58,283,950
E-Commerce/Products – 2.3%
1,677,120	eBay, Inc.*	61,868,957
Enterprise Software/Services – 4.2%
3,886,810	Oracle Corp.	113,339,380
Filtration and Separations Products – 0.9%
717,515	Polypore International, Inc.*	25,227,827
Finance – Investment Bankers/Brokers – 0.9%
1,507,100	Cetip S.A. – Mercados Organizados	25,026,103
Food – Miscellaneous/Diversified – 0.6%
12,201,000	China Yurun Food Group, Ltd.	17,346,276
Gambling – Non-Hotel – 3.0%
4,882,785	International Game Technology**	81,981,960
Hotels and Motels – 1.3%
955,120	Marriott International, Inc. – Class A	36,151,292
Internet Gambling – 0.9%
9,849,966	Bwin.Party Digital Entertainment PLC**	24,417,367
Medical – Drugs – 2.2%
956,360	Abbott Laboratories	58,615,304
Medical – Generic Drugs – 2.2%
585,155	Perrigo Co.	60,452,363
Multimedia – 0.9%
1,158,780	News Corp. – Class A	22,816,378
Oil – Field Services – 2.2%
844,005	Schlumberger, Ltd. (U.S. Shares)	59,021,270
Oil Companies – Exploration and Production – 8.5%
1,822,729	Cobalt International Energy, Inc.*	54,736,552
405,560	EOG Resources, Inc.	45,057,716
526,930	Pioneer Natural Resources Co.	58,800,119
1,311,765	Whitting Petroleum Corp.*	71,228,839
		229,823,226
Oil Companies – Integrated – 5.9%
3,570,192	BP PLC (ADR)**	160,658,640
Oil Field Machinery and Equipment – 4.6%
2,684,335	Dresser-Rand Group, Inc.*	124,526,301
Pharmacy Services – 3.4%
2,617,135	Omnicare, Inc.	93,091,492
Pipelines – 2.1%
746,074	Kinder Morgan Management LLC*	55,679,503
Property and Casualty Insurance – 1.7%
3,650,243	Lancashire Holdings, Ltd.	45,827,255
Real Estate Operating/Development – 6.1%
1,317,868	Hang Lung Properties, Ltd.	4,828,319
8,484,394	St. Joe Co.*,£	161,288,330
		166,116,649
Resorts and Theme Parks – 1.2%
721,829	Vail Resorts, Inc.	31,219,104
Retail – Restaurants – 0.5%
11,072,000	Ajisen China Holdings, Ltd.	14,543,469
Savings/Loan/Thrifts – 1.0%
2,087,440	People’s United Financial, Inc.	27,637,706
Semiconductor Components/Integrated Circuits – 0.5%
1,371,405	Atmel Corp.*	13,522,053
Telecommunication Services – 2.9%
2,503,930	Amdocs, Ltd. (U.S. Shares)*,**	79,074,109
Tobacco – 3.1%
15,015	Japan Tobacco, Inc.**	84,555,770
Toys – 2.0%
1,644,375	Mattel, Inc.	55,349,662
Wireless Equipment – 5.4%
2,884,740	Motorola Solutions, Inc.	146,631,334

Total Common Stock (cost $2,445,152,425)		2,670,718,001

Purchased Options – Calls – 1.2%
512	Apple, Inc. expires July 2012 exercise price $515.00	5,084,135
3,626	Apple, Inc. expires July 2012 exercise price $550.00	26,592,776

Total Purchased Options – Calls (premiums paid $14,164,658)		31,676,911

Total Investments (total cost $2,459,317,083) – 99.7%		2,702,394,912

Cash, Receivables and Other Assets, net of Liabilities**– 0.3%		8,801,459

Net Assets – 100%		$2,711,196,371

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 29

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$121,457,481	4.5%
Brazil	25,026,103	0.9%
Cayman Islands	14,543,469	0.5%
Curacao	59,021,270	2.2%
Gibraltar	24,417,367	0.9%
Guernsey	79,074,109	2.9%
Hong Kong	4,828,319	0.2%
Japan	84,555,770	3.1%
Luxembourg	15,139,365	0.6%
Malaysia	14,510,069	0.5%
United Kingdom	190,668,088	7.1%
United States	2,069,153,502	76.6%

Total	$2,702,394,912	100.0%

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 5/17/12	11,600,000	$18,545,737	$(133,753)
Japanese Yen 5/17/12	2,650,000,000	32,038,216	157,534

		50,583,953	23,781

HSBC Securities (USA), Inc.:
British Pound 4/5/12	13,800,000	22,070,152	(305,344)
Japanese Yen 4/5/12	1,400,000,000	16,918,775	218,661

		38,988,927	(86,683)

JPMorgan Chase & Co.:
British Pound 5/24/12	11,600,000	18,544,630	(235,422)
Japanese Yen 5/24/12	2,425,000,000	29,319,941	2,204

		47,864,571	(233,218)

Total		$137,437,451	$(296,120)

Schedule of Written Option – Put	Value

International Game Technology expires April 2012 40,170 contracts exercise price $15.00 (premiums received $2,419,731)	$(219,023)

See Notes to Schedules of Investments and Financial Statements.

30 | MARCH 31, 2012

Janus Enterprise Fund (unaudited)

Fund Snapshot
We believe that investing in companies with predictable and sustainable growth can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high quality management teams that wisely allocate capital to drive long-term growth over time.
Brian Demain portfolio manager

Performance

Janus Enterprise Fund’s Class T Shares returned 25.92% over the six-month period ended March 31, 2012. The Fund’s primary benchmark, the Russell Midcap Growth Index, returned 27.39%.

Investment Environment

Building on momentum from late 2011, market volatility and stock correlations declined in the first quarter of 2012 as the debt crisis in Europe stabilized and economic indicators in the U.S. improved. Europe’s efforts to restructure Greece’s debt and inject liquidity into the financial system were viewed positively by markets and helped to lift investor confidence. U.S. unemployment continued to edge down and the economy grew faster than initially estimated in the fourth quarter of 2011, suggesting the recovery was on firmer footing and creating a positive backdrop for equity markets.

Performance Discussion

The decline in equity correlations and volatility was a welcome development in the period. Stocks have started responding to fundamental business drivers after a long period in which macro forces dominated trading. We think this kind of market plays into our strength – bottom-up stock picking – and we have been encouraged that many of our holdings have started to break out.

The portfolio’s selections and underweight in materials were the largest detractors from relative results. Shares of Potash Corp. of Saskatchewan rose overall, but trailed the benchmark on concerns that pricing for potash was weakening. We hold the view that long-term demand for potash, a key ingredient in fertilizer, will grow as farmers need to improve crop yields in order to keep up with growing food demand. We believe this Canadian company is well positioned given its strong underlying potash assets.

Also detracting from performance were our energy holdings. The portfolio had no exposure to oil exploration-and-production (E&P) companies. This hurt results as oil prices strengthened and E&P companies outperformed. Most of our holdings are in fuel distribution and equipment services companies, which we like for their steady recurring revenue streams. They are much less dependent on the price of the commodity than E&P companies, and they have attractive long-term growth drivers. We also own shares in a natural gas producer, Ultra Petroleum, which fell amid a persistently weak environment for natural gas pricing. While we trimmed the position, we think the company is well positioned to weather this down pricing cycle. The company is a low-cost producer, has a strong balance sheet and is likely to benefit from even a modest uptick in natural gas pricing.

In information technology, our picks were relatively weak during the period. We remain excited about our holdings, however, and think they continue to have attractive long-term growth drivers. One of our weakest selections, for example, was a video game company, Electronic Arts, which reported disappointing results, pressuring the stock. We still think that EA’s brands and content will be able to be leveraged across multiple distribution platforms, from traditional game consoles to casual games and mobile devices. The stock more than discounts the company’s recent product issues, in our view, and we are comfortable holding it.

Our holding in telecommunication services, Crown Castle International, was a key contributor to relative results. We believe key leverage points for this owner of wireless towers continue to be in place. The company maintains a predictable, long-term contract-driven revenue base, which remains attractive to us. The firm has benefited from growing numbers of tenants on its towers. We think this could continue as wireless service providers work to upgrade their networks to meet growing demand for data transmission.

Also contributing to relative performance were our holdings in industrials. Many of our holdings in the sector are asset-light, less cyclical stocks that tend to lag economically sensitive names in a rally. Nonetheless,

Janus Growth & Core Funds | 31

Janus Enterprise Fund (unaudited)

several of our top positions outperformed the sector. Our largest holding and top relative contributor in the sector was Verisk Analytics, a company that provides risk assessment services and work flow tools to the insurance industry. The company has executed well since its initial public offering and we feel management has used the business’s free cash flow prudently. The insurance pricing cycle appears to be improving, which should benefit Verisk. Moreover, the company’s health care IT business, which it has been building in recent years, appears to be reaching an inflection point.

In health care, our three main areas of exposure are biotechnology, medical devices and life sciences tools. We think these businesses have attractive growth potential and are less likely to be affected by insurance reimbursement risk and government budget cuts. A strong performer in the sector was a health care information technology (IT) business, athenahealth. The company provides software to manage physicians’ practices and we think it will be an important “cloud‘-based service provider that helps to network the broader health care economy. This is an exciting growth area being driven by reforms such as the Patient Protection and Affordable Care Act, and the company looks exceptionally well-positioned, in our view.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

The recovery seems to be gaining strength with economic indicators improving and employment figures beating estimates in recent months. Pressure points remain, such as consumer deleveraging and fragile sovereign balance sheets, and the U.S. is clearly in a subpar growth environment. Nonetheless, the economy appears to be benefiting from stimulative government policies and a relatively stable macro environment. Businesses that were facing decision paralysis a few months ago may now be more inclined to hire and invest, and exceptionally low interest rates may spur more capital investment. We are seeing encouraging signs at the company level with businesses that are innovating and creating value. Apple, for example, is projected to generate $160 billion in revenues this fiscal year, according to analysts’ consensus estimates, which is about 1% of estimated U.S. GDP. These types of micro trends should help drive the macro.

With margins near record highs, there is some concern that profitability may decline. Job numbers have been more positive than GDP growth; if corporate top lines are growing slowly and companies are hiring at a faster pace, they are likely to experience a margin squeeze. Higher oil prices could also be a margin headwind. The portfolio is driven by individual stock selection, however, and we still see lots of positive developments in the areas we’re focused on, such as health care IT and energy infrastructure. Many companies in the portfolio have relatively high margins and pricing power, which we think should offer some protection against rising labor and/or raw material costs. We can’t predict what will cause equity prices or multiples such as price/earnings ratios (P/E) to move higher. (Price/Earnings is a valuation ratio of a company’s current share price compared to its per-share earnings). But with a long term horizon, we think investing in well-managed companies with innovative products or services – at low double-digit P/Es – is likely to result in attractive, long term returns.

Thank you for your investment in Janus Enterprise Fund.

32 | MARCH 31, 2012

(unaudited)

Janus Enterprise Fund At A Glance

5 Top Performers – Holdings

Contribution

Crown Castle International Corp.	1.57%
Verisk Analytics, Inc. – Class A	1.38%
Amphenol Corp. – Class A	1.08%
Fastenal Co.	0.98%
Li & Fung, Ltd.	0.93%

5 Bottom Performers – Holdings

Contribution

Arcos Dorados Holdings, Inc. – Class A	–0.17%
Solera Holdings, Inc.	–0.15%
Electronic Arts, Inc.	–0.13%
Vertex Pharmaceuticals, Inc.	–0.07%
C.H. Robinson Worldwide, Inc.	–0.07%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Staples	1.02%	0.95%	5.99%
Industrials	0.49%	24.15%	14.91%
Telecommunication Services	0.38%	4.80%	1.60%
Utilities	0.08%	0.00%	0.28%
Financials	0.01%	6.03%	6.76%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	–0.80%	2.66%	8.61%
Energy	–0.61%	8.09%	9.70%
Health Care	–0.48%	20.24%	13.20%
Consumer Discretionary	–0.32%	5.40%	20.39%
Information Technology	–0.18%	27.68%	18.56%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 33

Janus Enterprise Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Crown Castle International Corp. Wireless Equipment	4.4%
Verisk Analytics, Inc. – Class A Consulting Services	3.8%
Li & Fung, Ltd. Distribution/Wholesale	2.8%
Varian Medical Systems, Inc. Medical Products	2.7%
Amphenol Corp. – Class A Electronic Connectors	2.6%

16.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

34 | MARCH 31, 2012

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012						per the January 27, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Enterprise Fund – Class A Shares
NAV	25.84%	5.32%	5.82%	8.50%	10.05%	1.06%	1.06%
MOP	18.61%	–0.74%	4.57%	7.86%	9.72%

Janus Enterprise Fund – Class C Shares
NAV	25.37%	4.53%	4.96%	7.63%	9.26%	1.78%	1.78%
CDSC	24.12%	3.48%	4.96%	7.63%	9.26%

Janus Enterprise Fund – Class D Shares(1)	25.97%	5.48%	5.97%	8.60%	10.13%	0.84%	0.84%

Janus Enterprise Fund – Class I Shares	26.03%	5.61%	5.93%	8.58%	10.12%	0.73%	0.73%

Janus Enterprise Fund – Class R Shares	25.59%	4.85%	5.37%	8.03%	9.65%	1.44%	1.44%

Janus Enterprise Fund – Class S Shares	25.77%	5.13%	5.65%	8.31%	9.90%	1.19%	1.19%

Janus Enterprise Fund – Class T Shares	25.92%	5.39%	5.93%	8.58%	10.12%	0.94%	0.94%

Russell Midcap® Growth Index	27.39%	4.43%	4.44%	6.92%	9.36%

Lipper Quartile – Class T Shares	–	2nd	1st	1st	2nd

Lipper Ranking – based on total return for Multi-Cap Growth Funds	–	249/505	90/366	12/246	12/43

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 35

Janus Enterprise Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of a prior share class of the Fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

36 | MARCH 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,258.40	$6.10

Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,253.50	$10.20

Hypothetical (5% return before expenses)	$1,000.00	$1,015.95	$9.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,259.70	$4.80

Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,260.30	$4.24

Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,256.10	$8.12

Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,257.50	$6.60

Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,259.20	$5.25

Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70

†	Expenses are equal to the annualized expense ratio of 1.08% for Class A Shares, 1.81% for Class C Shares, 0.85% for Class D Shares, 0.75% for Class I Shares, 1.44% for Class R Shares, 1.17% for Class S Shares and 0.93% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half-year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Growth & Core Funds | 37

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Common Stock – 96.3%
Advertising Agencies – 0.5%
265,775	Omnicom Group, Inc.	$13,461,504
Advertising Sales – 0.6%
482,340	Lamar Advertising Co. – Class A*	15,632,639
Aerospace and Defense – 1.4%
312,587	TransDigm Group, Inc.*	36,185,071
Agricultural Chemicals – 1.8%
1,019,015	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)**	46,558,795
Airlines – 1.4%
1,000,942	Ryanair Holdings PLC (ADR)**	36,314,176
Auction House – Art Dealer – 0.9%
935,509	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)**	22,227,694
Automotive – Truck Parts and Equipment – Original – 0.4%
190,965	WABCO Holdings, Inc.*	11,549,563
Broadcast Services and Programming – 0.6%
307,365	Discovery Communications, Inc. – Class C*	14,409,271
Commercial Services – 0.8%
299,794	CoStar Group, Inc.*	20,700,776
Commercial Services – Finance – 1.4%
785,606	Global Payments, Inc.	37,292,717
Computer Aided Design – 0.5%
205,730	ANSYS, Inc.*	13,376,565
Computer Services – 0.6%
159,030	IHS, Inc. – Class A*	14,893,160
Computers – 0.8%
35,438	Apple, Inc.*	21,244,018
Computers – Integrated Systems – 0.9%
689,994	Jack Henry & Associates, Inc.	23,542,595
Consulting Services – 5.7%
1,144,432	Gartner, Inc.*	48,798,581
2,083,925	Verisk Analytics, Inc. – Class A*	97,881,957
		146,680,538
Containers – Metal and Glass – 0.7%
442,867	Ball Corp.	18,990,137
Decision Support Software – 2.5%
1,738,978	MSCI, Inc. – Class A*	64,011,780
Diagnostic Equipment – 1.5%
578,857	Gen-Probe, Inc.*	38,441,893
Diagnostic Kits – 0.7%
201,127	IDEXX Laboratories, Inc.*	17,588,556
Distribution/Wholesale – 5.4%
549,828	Fastenal Co.	29,745,695
31,869,390	Li & Fung, Ltd.	73,134,654
169,787	W.W. Grainger, Inc.	36,471,945
		139,352,294
Electric Products – Miscellaneous – 1.1%
567,591	AMETEK, Inc.	27,533,839
Electronic Components – Miscellaneous – 2.9%
2,691,481	Flextronics International, Ltd.*	19,459,408
1,533,614	TE Connectivity, Ltd. (U.S. Shares)	56,360,314
		75,819,722
Electronic Components – Semiconductors – 2.7%
5,594,936	ON Semiconductor Corp.*	50,410,373
508,156	Xilinx, Inc.	18,512,123
		68,922,496
Electronic Connectors – 2.6%
1,140,242	Amphenol Corp. – Class A	68,152,264
Electronic Forms – 1.2%
899,792	Adobe Systems, Inc.*	30,871,864
Entertainment Software – 0.4%
636,961	Electronic Arts, Inc.*	10,497,117
Finance – Investment Bankers/Brokers – 0.9%
621,101	LPL Investment Holdings, Inc.	23,564,572
Instruments – Controls – 2.7%
128,700	Mettler-Toledo International, Inc.*	23,777,325
1,375,969	Sensata Technologies Holding N.V.*,**	46,067,442
		69,844,767
Instruments – Scientific – 1.7%
269,040	Thermo Fisher Scientific, Inc.	15,168,475
311,260	Waters Corp.*	28,841,352
		44,009,827
Insurance Brokers – 0.9%
482,016	AON Corp.*	23,647,705
Investment Management and Advisory Services – 1.3%
503,987	T. Rowe Price Group, Inc.	32,910,351
Machinery – General Industrial – 1.5%
395,722	Roper Industries, Inc.	39,239,794
Media – 0.3%
542,350	Workday, Inc. – Private Placement°° ,§,£	7,191,561
Medical – Biomedical and Genetic – 3.0%
439,637	Celgene Corp.*,**	34,080,660
1,287,862	Incyte Corp., Ltd.*	24,855,737
456,563	Vertex Pharmaceuticals, Inc.*	18,723,649
		77,660,046
Medical – Drugs – 1.2%
562,765	Valeant Pharmaceuticals International, Inc.**	30,214,853
Medical – Generic Drugs – 0.5%
503,737	Impax Laboratories, Inc.*	12,381,855
Medical Information Systems – 1.4%
497,927	athenahealth, Inc.*	36,906,349
Medical Instruments – 3.2%
1,364,579	St. Jude Medical, Inc.	60,464,496
306,852	Techne Corp.	21,510,325
		81,974,821
Medical Products – 4.3%
550,809	Henry Schein, Inc.*	41,685,225
1,028,132	Varian Medical Systems, Inc.*	70,899,983
		112,585,208
Metal Processors and Fabricators – 1.5%
224,594	Precision Castparts Corp.	38,832,303

See Notes to Schedules of Investments and Financial Statements.

38 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Oil Companies – Exploration and Production – 0.4%
465,954	Ultra Petroleum Corp. (U.S. Shares)*,**	$10,544,539
Oil Field Machinery and Equipment – 2.4%
1,352,970	Dresser-Rand Group, Inc.*	62,764,278
Patient Monitoring Equipment – 1.1%
1,215,126	Masimo Corp.	28,409,646
Pharmacy Services – 0.2%
174,505	Omnicare, Inc.	6,207,143
Pipelines – 2.4%
805,974	Energy Transfer Equity L.P.	32,480,752
400,386	Kinder Morgan Management LLC*	29,880,807
		62,361,559
Printing – Commercial – 2.4%
1,587,634	VistaPrint N.V. (U.S. Shares)*,**	61,362,054
Retail – Automobile – 0.5%
490,026	Copart, Inc.*	12,774,978
Retail – Catalog Shopping – 0.6%
175,390	MSC Industrial Direct Co. – Class A	14,606,479
Retail – Petroleum Products – 1.2%
787,004	World Fuel Services Corp.	32,267,164
Retail – Restaurants – 0.5%
662,652	Arcos Dorados Holdings, Inc. – Class A	11,987,375
Semiconductor Components/Integrated Circuits – 2.4%
6,364,479	Atmel Corp.*	62,753,763
Semiconductor Equipment – 2.9%
835,965	ASML Holdings N.V. (U.S. Shares)**	41,915,285
618,442	KLA-Tencor Corp.	33,655,614
		75,570,899
Telecommunication Equipment – Fiber Optics – 0.5%
908,159	Corning, Inc.	12,786,879
Telecommunication Services – 2.1%
1,732,641	Amdocs, Ltd. (U.S. Shares)*	54,716,803
Transactional Software – 2.1%
1,211,558	Solera Holdings, Inc.	55,598,397
Transportation – Railroad – 0.5%
189,605	Canadian Pacific Railway, Ltd.**	14,400,500
Transportation – Services – 2.6%
605,756	C.H. Robinson Worldwide, Inc.	39,670,961
596,491	Expeditors International of Washington, Inc.	27,742,796
		67,413,757
Transportation – Truck – 1.3%
588,020	Landstar System, Inc.	33,940,514
Vitamins and Nutrition Products – 0.9%
296,990	Mead Johnson Nutrition Co.	24,495,735
Wireless Equipment – 4.9%
2,117,098	Crown Castle International Corp.*	112,926,007
258,570	Motorola Solutions, Inc.	13,143,113
		126,069,120

Total Common Stock (cost $1,713,156,535)		2,496,246,638

Money Market – 3.6%
92,326,892	Janus Cash Liquidity Fund LLC, 0% (cost $92,326,892)	92,326,892

Total Investments (total cost $1,805,483,427) – 99.9%		2,588,573,530

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		2,836,050

Net Assets – 100%		$2,591,409,580

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$73,134,654	2.8%
Canada	123,946,381	4.8%
Guernsey	54,716,803	2.1%
Ireland	36,314,176	1.4%
Netherlands	149,344,781	5.8%
Singapore	19,459,408	0.7%
Switzerland	56,360,314	2.2%
United States††	2,063,309,638	79.7%
Virgin Islands (British)	11,987,375	0.5%

Total	$2,588,573,530	100.0%

††	Includes Cash Equivalents (76.1% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Depreciation

Credit Suisse Securities (USA) LLC:
Canadian Dollar 5/17/12	13,100,000	$13,124,154	$(34,626)
Euro 5/17/12	7,500,000	10,003,517	(50,792)

		23,127,671	(85,418)

HSBC Securities (USA), Inc.: Euro 4/5/12	8,000,000	10,668,052	(88,692)

JPMorgan Chase & Co.: Euro 5/24/12	10,300,000	13,738,719	(180,314)

Total		$47,534,442	$(354,424)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 39

Janus Forty Fund (unaudited)

Fund Snapshot
We seek to invest in business models that exhibit high returns on capital and excess cash flow generation. We focus our analysis on companies with large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the six-month period ended March 31, 2012, Janus Forty Fund’s Class S Shares returned 29.16% versus a return of 26.85% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 25.89% for the period.

Overview

Volatility and correlations declined as the markets traded around individual equity fundamentals more than geopolitical and macroeconomic issues. For the global economy, the biggest macro drivers were continued signs of recovery in the U.S. economy and a dramatic increase in confidence that Europe has devised solutions to deal with sovereign debt issues, reducing the risk of a systemic banking crisis and collapse of the euro.

The Fund performed well in the period as equities started responding to fundamental drivers more than macro issues. With recession fears easing in the U.S. and Europe appearing to stabilize, we saw a reversal of some of the flight-to-safety trades of 2011 when investors crowded into slow growth, high dividend-paying stocks with little economic sensitivity. The unwinding of those trades was a big change in the market, helping to drive growth equities higher. Correlations also declined, indicating that investors are looking more at specific business attributes.

We take a long-term view on the value creation of companies we invest in and our conviction paid off in the period as several positions that performed poorly in late 2011 staged a strong recovery. Our holdings in the technology sector were among our strongest performers. Our largest holding, Apple, continued to be a top contributor to relative results. Our thesis on Apple is that it has developed a strong ecosystem with multiple devices bringing consumers and businesses into the Apple family. Apple’s customers then tend to increase spending on its products, and they become more loyal and more profitable to the company. We have seen this thesis play out globally as Apple has continued to report record sales and profits.

Two other top tech holdings, eBay and EMC, contributed to relative results as well. Our thesis on eBay has been that its PayPal franchise would be highly valuable as it expands into offline payments. We have started to see evidence of this with PayPal now piloting offline programs at major retailers. We think eBay is just starting to be given credit in the market for this opportunity, which will be a long-term growth driver. For EMC, storage has been one of the fastest-growing areas in corporate IT spending and EMC’s mid- and high-end products have been selling well. The company reported impressive relative sales strength versus competitors in its last quarter, indicating an improvement in execution of the business.

The Fund’s holdings in health care contributed to relative performance. One of our top performers was Medco Health Solutions, a pharmacy benefit manager (PBM) that plans to merge with a rival PBM (another position in the Fund). We have held both stocks on the belief that PBMs benefit from the wave of patented drugs going generic and help the health care system save money (while taking a percentage of the savings for themselves). We think this is an attractive business model. The companies have been unable to buy back shares while waiting for the merger to be approved, hurting stock performance. Regulators recently granted approval of the merger, however, and both stocks rose on anticipation of the deal closing. We think the combined company will drive increasing generic adoption and will have more capacity to drive down costs in the health care system, creating breakaway economics for their business.

Our selections in industrials rose overall, but lagged the sector returns. Our holdings are mostly concentrated in transport services, logistics and asset light companies that tend to underperform the more cyclical names in the sector. We think this is a short-term phenomenon and believe our holdings have attractive long-term growth drivers. One of our weakest holdings in the sector, for example, was the logistics company C.H. Robinson

40 | MARCH 31, 2012

(unaudited)

Worldwide. The company has been impacted by a shortage of trucking capacity, which has reduced profitability as truckers have demanded better pricing. We like C.H. Robinson’s business model, however, which has posted 15% annual growth for years. We think the long-term opportunity and value of the business remain intact.

Materials was another weak sector for the Fund. Shares of a copper mining stock, Ivanhoe Mines, were relatively weak. The stock rose overall but trailed the sector returns, performing poorly after another mining company was able to acquire a majority stake in Ivanhoe without having to pay a control premium. We think Ivanhoe may find another single buyer for its outstanding equity, or a combination of mining companies may divide the company’s assets. Progress on its mine in Mongolia has continued, meanwhile. Regardless of potential merger-and-acquisition activity, we think the mine’s ongoing construction is what ultimately matters and that the value of the mine will eventually accrue to shareholders.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Contributors

Apple was the largest relative contributor. As discussed above, we think Apple has developed a strong ecosystem with multiple devices bringing consumers and businesses into the Apple family.

eBay rose. We think eBay’s open platform for commerce and payments is best positioned to benefit from accelerating multi-channel commerce in which increasingly online will be used to generate offline in-store demand.

Medco Health Solutions was a top contributor. We like the pharmacy benefit manager for its market-leading position and believe it can continue to win new business.

Detractors

C.H. Robinson Worldwide detracted from relative results. As mentioned above, the freight logistics company has been impacted by a shortage of truck capacity. Long-term, we like the company’s business model, which has historically generated high cash levels and high returns on invested capital.

Southwestern Energy declined. The U.S. natural gas producer fell on persistent weakness in the price of natural gas following an unseasonably warm winter. Though we like its position as a low cost producer and strong capital allocator, we sold the stock in favor of better ideas given the high likelihood that the oversupply of natural gas in the U.S. will negatively impact pricing for some time.

Amazon.com traded lower. The online retailer is in the midst of a significant investment cycle to drive more scale in its global e-commerce and cloud platform businesses. Once these investments are over, the company’s operating margins should revive, in our view. In addition to Amazon’s successful e-commerce business, we feel its web services (AWS) is poised to become a key infrastructure-as-a-service provider for cloud computing and could become a platform-as-a-service provider as well. We also think AWS will provide significant synergies for Amazon’s consumer media business with a cloud-based media management service.

Outlook

Despite the recent rally, valuations for large-cap U.S. stocks look attractive to us. These stocks have underperformed for a number of years and multiples still look reasonable, both on an absolute basis and compared to other market caps, geographies or fixed income. Profit margins are high, indicating a potential for reversion to the mean. However, much of the volatility in margins is in industrial stocks, which tend to be highly cyclical. We have very little exposure to this area of the market. Moreover, we think companies we invest in have pricing power, which should enable them to protect margins. Companies with strong brands and differentiated products are less likely to get squeezed and these are the types of businesses we seek to identify for the core of the Fund.

While the macro environment has improved, we are watching closely for signs of potential weakness. The biggest issues are the sustainability of the U.S. recovery and Europe’s ability to manage more sovereign debt defaults. In both cases, we have seen encouraging developments, including improvements in U.S. economic indicators and widespread acceptance by Greek debt holders of substantial haircuts to their holdings. We are also closely watching the situation in China – how the Chinese government handles stimulating the economy while the real estate market slows; we think the government has many policy options and we don’t expect a hard landing.

Thank you for your investment in Janus Forty Fund.

Janus Growth & Core Funds | 41

Janus Forty Fund (unaudited)

Janus Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	5.38%
eBay, Inc.	2.15%
Medco Health Solutions, Inc.	2.00%
Celgene Corp.	1.76%
EMC Corp.	1.73%

5 Bottom Performers – Holdings

Contribution

Iron Mountain, Inc.	–0.18%
Vertex Pharmaceuticals, Inc.	–0.12%
C.H. Robinson Worldwide, Inc.	–0.10%
Southwestern Energy Co.	–0.06%
Amazon.com, Inc.	–0.06%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	1.56%	33.58%	28.84%
Health Care	1.39%	16.75%	10.52%
Consumer Staples	1.37%	0.87%	12.27%
Consumer Discretionary	0.76%	19.72%	14.34%
Telecommunication Services	0.26%	3.09%	1.01%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–2.00%	14.23%	12.69%
Materials	–0.82%	2.52%	5.41%
Utilities	0.02%	0.00%	0.08%
Financials	0.03%	7.11%	4.02%
Energy	0.14%	2.13%	10.82%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

42 | MARCH 31, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Apple, Inc. Computers	11.3%
eBay, Inc. E-Commerce/Products	8.5%
Celgene Corp. Medical – Biomedical and Genetic	6.9%
FANUC Corp. Industrial Automation and Robotics	5.5%
Limited Brands, Inc. Retail – Apparel and Shoe	5.0%

37.2%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

* Includes Cash and Cash Equivalents of (0.8)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

Janus Growth & Core Funds | 43

Janus Forty Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012						per the January 27, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Forty Fund – Class A Shares
NAV	29.20%	10.11%	4.49%	6.81%	9.93%	0.98%	0.98%
MOP	21.76%	3.79%	3.47%	6.36%	9.62%

Janus Forty Fund – Class C Shares
NAV	28.72%	9.17%	3.92%	6.22%	9.39%	1.78%	1.78%
CDSC	27.43%	8.08%	3.92%	6.22%	9.39%

Janus Forty Fund – Class I Shares	29.40%	10.31%	4.49%	6.81%	9.93%	0.75%	0.75%

Janus Forty Fund – Class R Shares	28.95%	9.56%	4.22%	6.55%	9.69%	1.43%	1.43%

Janus Forty Fund – Class S Shares	29.16%	9.88%	4.49%	6.81%	9.93%	1.18%	1.18%

Janus Forty Fund – Class T Shares	29.30%	10.16%	4.49%	6.81%	9.93%	0.93%	0.93%

Russell 1000® Growth Index	26.85%	11.02%	5.10%	4.28%	4.96%

S&P 500® Index	25.89%	8.54%	2.01%	4.12%	5.75%

Lipper Quartile – Class S Shares	–	2nd	2nd	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	243/758	232/573	10/367	1/146

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

44 | MARCH 31, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 was calculated using the performance and the fees and expenses of one or more other share classes of a predecessor fund(s), accounting for, when applicable and permitted, any fee and expense limitations and waivers. If each respective share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class S Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date — May 1, 1997

Janus Growth & Core Funds | 45

Janus Forty Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,292.50	$5.33

Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,287.20	$9.55

Hypothetical (5% return before expenses)	$1,000.00	$1,016.65	$8.42

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,294.00	$3.84

Hypothetical (5% return before expenses)	$1,000.00	$1,021.65	$3.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,289.50	$7.61

Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.71

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,291.50	$5.90

Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.20

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,293.00	$4.70

Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	$4.14

†	Expenses are equal to the annualized expense ratio of 0.93% for Class A Shares, 1.67% for Class C Shares, 0.67% for Class I Shares, 1.33% for Class R Shares, 1.03% for Class S Shares and 0.82% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half-year period). Expenses include effect of contractual waivers by Janus Capital.

46 | MARCH 31, 2012

Janus Forty Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Common Stock – 100.8%
Apparel Manufacturers – 0.9%
5,842,400	Prada SpA	$37,994,823
Applications Software – 4.0%
5,041,674	Microsoft Corp.	162,593,987
Athletic Footwear – 2.0%
727,670	NIKE, Inc. – Class B	78,908,535
Automotive – Cars and Light Trucks – 2.1%
6,785,629	Ford Motor Co.	84,752,506
Beverages – Wine and Spirits – 1.1%
415,324	Pernod-Ricard S.A.	43,420,413
Brewery – 0%
1,537,776	Anheuser-Busch InBev N.V. – VVPR Strip*	6,152
Casino Hotels – 2.2%
6,505,463	MGM Resorts International*	88,604,406
Commercial Banks – 2.1%
3,356,488	Standard Chartered PLC	83,741,764
Commercial Services – 1.8%
2,455,490	Iron Mountain, Inc.	70,718,112
Commercial Services – Finance – 1.0%
98,790	MasterCard, Inc. – Class A	41,545,147
Computers – 11.3%
764,523	Apple, Inc.*	458,308,603
Computers – Memory Devices – 4.7%
6,315,014	EMC Corp.*	188,692,618
E-Commerce/Products – 9.3%
162,965	Amazon.com, Inc.*	33,002,042
9,305,807	eBay, Inc.*	343,291,220
		376,293,262
Electronic Components – Miscellaneous – 2.4%
2,687,095	TE Connectivity, Ltd. (U.S. Shares)	98,750,741
Electronic Connectors – 1.5%
998,635	Amphenol Corp. – Class A	59,688,414
Enterprise Software/Services – 2.6%
3,570,186	Oracle Corp.	104,106,624
Industrial Automation and Robotics – 5.5%
1,260,400	FANUC Corp.	223,597,245
Internet Content – Entertainment – 1.0%
1,349,776	Zynga, Inc. – Class A*	17,749,554
1,946,540	Zynga, Inc. – Class B – Private Placement*,°° ,§	24,317,151
		42,066,705
Life and Health Insurance – 4.1%
22,029,400	AIA Group, Ltd.	80,709,880
7,244,203	Prudential PLC	86,603,255
		167,313,135
Medical – Biomedical and Genetic – 8.4%
3,623,093	Celgene Corp.*	280,862,170
1,440,931	Vertex Pharmaceuticals, Inc.*	59,092,580
		339,954,750
Medical Instruments – 1.4%
107,140	Intuitive Surgical, Inc.*	58,043,095
Metal – Diversified – 2.1%
5,313,565	Ivanhoe Mines, Ltd. (U.S. Shares)*	83,635,513
Metal Processors and Fabricators – 0.7%
173,720	Precision Castparts Corp.	30,036,188
Multimedia – 4.7%
9,602,629	News Corp. – Class A	189,075,765
Pharmacy Services – 7.6%
2,268,485	Express Scripts, Inc.*	122,906,517
2,622,754	Medco Health Solutions, Inc.*	184,379,606
		307,286,123
Retail – Apparel and Shoe – 5.0%
4,188,347	Limited Brands, Inc.	201,040,656
Retail – Jewelry – 2.5%
1,603,883	Cie Financiere Richemont S.A.	100,598,158
Transportation – Services – 5.6%
1,280,879	C.H. Robinson Worldwide, Inc.	83,884,766
1,738,534	United Parcel Service, Inc. – Class B	140,334,464
		224,219,230
Wireless Equipment – 3.2%
2,417,004	Crown Castle International Corp.*	128,922,993

Total Common Stock (cost $2,794,892,680)		4,073,915,663

Money Market – 0%
1,715,000	Janus Cash Liquidity Fund LLC, 0% (cost $1,715,000)	1,715,000

Total Investments (total cost $2,796,607,680) – 100.8%		4,075,630,663

Liabilities, net of Cash, Receivables and Other Assets– (0.8)%		(34,158,986)

Net Assets – 100%		$4,041,471,677

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$6,152	0.0%
Canada	83,635,513	2.0%
France	43,420,413	1.1%
Hong Kong	80,709,880	2.0%
Italy	37,994,823	0.9%
Japan	223,597,245	5.5%
Switzerland	199,348,899	4.9%
United Kingdom	170,345,019	4.2%
United States††	3,236,572,719	79.4%

Total	$4,075,630,663	100.0%

††	Includes Cash Equivalents (79.4% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 47

Janus Fund (unaudited)

Fund Snapshot
Janus Fund aims to deliver moderate peer- and benchmark-beating returns consistently each year while controlling risk and volatility. This fits our philosophy as investors and how we would choose to manage our own money. Indeed, we are shareholders in the Fund alongside you. We want you to consider the Fund to be a long-term, core part of your exposure to large-cap growth equities. In order to achieve such consistency, we seek to invest in durable franchises with consistent, above average revenue, earnings and free cash flow growth, high and improving returns on capital, and a market leadership position driven by a clearly articulated strategy.
Jonathan Coleman lead co-portfolio manager	Barney Wilson co-portfolio manager

Performance

Janus Fund’s Class T Shares returned 25.44% over the six-month period ended March 31, 2012. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 26.85% during the period and its secondary benchmark, the S&P 500 Index, returned 25.89%. The Core Growth Index returned 26.38% during the period.

Portfolio Manager Comments

After a difficult period in the second half of 2011, correlations between equities dropped, creating a more attractive environment for individual stock picking. Correlations had been extraordinarily high for a long period and as correlations fell, there was much more differentiation of companies by investors and more diversity in the marketplace. Driving correlations lower were improving economic data in the U.S. and the European Central Bank’s injections of liquidity into the euro-zone financial system, which reduced funding stresses on banks and alleviated concerns of a systemic banking crisis.

Fundamentally well-positioned companies that weren’t appreciated by the market in 2011 started to be rewarded in the period as macro fears eased. We have built the portfolio with a core group of companies that are market share gainers in attractive industries, with strong business models and long-duration growth profiles, in our view. Many of these stocks outperformed in the period, and we are encouraged that the market now seems to be rewarding these types of businesses.

Our holdings in information technology were among the Fund’s top performers. Nothing materially changed in our long-term theses on these companies or earnings expectations. If anything, they proved the resiliency of their business models and earnings power through a difficult macro period. Our holdings are exposed to what we see as the most significant growth trends in technology. For example, Apple (our top relative contributor in the period) has been gaining significant amounts of market share in the consumer space and will potentially gain share in the enterprise market with many of its products. The company has created a strong ecosystem around its products, bringing more customers in the Apple family. Customers then spend more on Apple products and are more profitable to the company. Other themes include the growth in demand for storage (underlying EMC, another top contributor), which is gaining share of enterprise spending. We also like trends in spending on data, creating opportunities for companies that gather and analyze vast amounts of data so that businesses can better understand their customers. Several of our hardware and software positions play into this trend and performed well during the period.

Our holdings in consumer staples also outperformed. An alcoholic beverage company, Anheuser-Busch InBev, was among the portfolio’s top performers in the sector. We think alcoholic beverage consumption is economically resilient and has global growth drivers in emerging markets as rising GDP per capita results in higher spending on beer and spirits. The alcoholic beverage companies we invest in have strong global and/or local brands, and their competitive advantages include robust distribution systems and scale, allowing them to be in more points-of-sale than smaller competitors. Wealth creation in emerging markets is a key theme behind several of our consumer stocks, including a luxury goods maker (Prada) with substantial growth opportunities in China – a stock that also performed well in the period.

Detracting from performance were our holdings in industrials. Our selections were positive contributors to performance but lagged the sector returns. We own shares in services companies and other businesses that

48 | MARCH 31, 2012

(unaudited)

tend to be less economically sensitive than more cyclical companies in the sector. Freight logistics company C.H. Robinson Worldwide was our weakest performer in the sector. The company has been impacted by a shortage of truck capacity, which has reduced profitability as truckers demand better pricing. Long-term, we think the company will see improved pricing. We also like the company’s business model, which has historically generated high cash levels and high returns on invested capital.

Also weak were our holdings in materials, primarily due to poor performance by German potash maker K+S AG. The company lowered its outlook for sales and profits due to wholesalers reducing back orders. We sold the position to focus on opportunities we felt offered a more attractive risk/reward.

Derivatives, primarily options, are used in the portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it, and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500). The purposes of the option strategy are to attempt to generate income, to improve performance and reduce the risk in the portfolio. We use a very modest amount of derivatives in the portfolio. During the period, this strategy contributed to relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Performance Overview

Our holdings within consumer staples, information technology and energy were the largest contributors to relative results in the six-month period. Our holdings in industrials and materials were the primary detractors from relative performance.

Individual Detractors from Relative Results

Our top five individual detractors were Netflix, Vertex Pharmaceuticals, St. Jude Medical, Amazon.com and J.C. Penney. We sold our position in Netflix. We felt the company was fairly valued when we sold it relative to the risks we saw with its variable growth in streaming video subscriptions versus its fixed and rising content costs. Vertex declined on concerns that its hepatitis C drug, which was approved in 2011, will be overtaken by newer drugs. While this is a possibility, Vertex also has a pipeline of next generation hepatitis C drugs which it is currently testing, as well as a compelling pipeline of new drugs aiming to treat cystic fibrosis. We sold our position in St. Jude Medical for opportunities that we felt offered more attractive risk/reward. Amazon.com traded lower after reporting disappointing revenue growth and giving disappointing guidance. The online retailer is the midst of a significant investment cycle to drive more scale in its global e-commerce and cloud platform businesses. Once these investments are over, the company’s operating margins should revive, in our view. J.C. Penney rose overall but detracted slightly from relative results. We believe the retailer’s new management team will be able to orchestrate a turnaround and boost the company’s lackluster earnings through cost savings and online sales growth.

Individual Contributors to Relative Performance

Our top five individual contributors were Apple, EMC, eBay, Celgene and Limited Brands. Apple has created a strong ecosystem around its products, bringing more customers in the Apple family. Customers then spend more on Apple products and are more profitable to the company. Storage company EMC’s product portfolio in hardware and software is well positioned to benefit from improving fundamentals in high-end and mid-range storage, which has become one of the fastest growth areas of enterprise information technology, in our view. eBay remains attractive to us. We think eBay’s open platform for commerce and payments is best positioned to benefit from accelerating multi-channel commerce in which increasingly online will be used to generate offline in-store demand. Celgene continued to perform well. We believe the biotech company is gaining product momentum for its multiple myeloma drug, Revlimid. We think the addressable market is growing and that physicians are increasingly recognizing the value of multi-year treatment with Revlimid. We like specialty retailer Limited Brands for its dominant and growing market share in intimate apparel and personal care categories in the U.S. We also appreciate the company’s international expansion opportunities and management’s commitment to return capital to shareholders.

Outlook

Rather than try to tilt the portfolio toward pro-cyclical or defensive stocks, depending on the economic environment, we continue to focus on identifying a core group of market share gainers that operate in attractive industries and have long-duration growth potential. Stated simply, these are “steady eddie” businesses that looked very similar five years ago and that we believe will look similar in another five years – except that they should be bigger and stronger, with moderately higher margins and returns on invested capital. These companies have strong management teams with good track records and the

Janus Growth & Core Funds | 49

Janus Fund (unaudited)

ability to execute. They have high or increasing returns on capital, and attractive business models with low capital intensity, high margins and strong recurring revenues. These stocks may not always be rewarded during periods of extreme volatility and high correlations. But creating a portfolio focused around these businesses, at reasonable prices, is likely to result in outperformance over multi-year periods, in our view.

We are also supplementing these holdings with a moderate number of exceptional companies benefiting from significant positive change, in our view. Elements that we look for include a significant change in the company’s strategy; new management driving better execution; and a reduction in the industry’s competitive intensity, resulting in improving returns on capital. We recently added a department store retailer (J.C. Penney) that fits many of these criteria, and we are excited about its potential as management executes on a number of growth and profitability initiatives.

Overall, our focus remains on identifying long-duration growth stocks that we think can perform well in a variety of economic climates. We think these stocks, bought at reasonable prices, offer the greatest potential for long-term capital appreciation in the marketplace today.

Thank you for your investment in Janus Fund.

50 | MARCH 31, 2012

(unaudited)

Janus Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	4.22%
EMC Corp.	1.06%
eBay, Inc.	0.88%
Celgene Corp.	0.83%
Limited Brands, Inc.	0.74%

5 Bottom Performers – Holdings

Contribution

Netflix, Inc.	–0.12%
Vertex Pharmaceuticals, Inc.	–0.10%
St. Jude Medical, Inc.	–0.09%
Amazon.com, Inc.	–0.09%
J.C. Penney Co., Inc.	–0.07%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Staples	0.65%	10.42%	12.27%
Energy	0.44%	12.85%	10.82%
Information Technology	0.42%	29.04%	28.85%
Health Care	0.36%	12.90%	10.52%
Telecommunication Services	0.17%	1.39%	1.01%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–1.16%	11.44%	12.69%
Materials	–0.25%	3.48%	5.41%
Other**	–0.06%	0.16%	0.00%
Financials	–0.01%	3.65%	4.02%
Utilities	0.02%	0.00%	0.08%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Growth & Core Funds | 51

Janus Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Apple, Inc. Computers	8.6%
eBay, Inc. E-Commerce/Products	3.2%
Celgene Corp. Medical – Biomedical and Genetic	3.1%
EMC Corp. Computers – Memory Devices	2.6%
Limited Brands, Inc. Retail – Apparel and Shoe	2.6%

20.1%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 2.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

52 | MARCH 31, 2012

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012						per the January 27, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Fund – Class A Shares
NAV	25.36%	6.17%	2.31%	2.85%	12.28%	1.08%	0.99%
MOP	18.14%	0.08%	1.10%	2.24%	12.12%

Janus Fund – Class C Shares
NAV	24.95%	5.46%	1.42%	2.03%	11.66%	1.71%	1.71%
CDSC	23.70%	4.40%	1.42%	2.03%	11.66%

Janus Fund – Class D Shares(1)	25.56%	6.43%	2.40%	2.93%	12.32%	0.78%	0.78%

Janus Fund – Class I Shares	25.59%	6.50%	2.35%	2.90%	12.31%	0.73%	0.73%

Janus Fund – Class R Shares	25.12%	5.75%	1.78%	2.33%	11.93%	1.38%	1.38%

Janus Fund – Class S Shares	25.31%	6.03%	2.07%	2.60%	12.12%	1.15%	1.15%

Janus Fund – Class T Shares	25.44%	6.29%	2.35%	2.90%	12.31%	0.90%	0.90%

Russell 1000® Growth Index	26.85%	11.02%	5.10%	4.28%	N/A**

S&P 500® Index	25.89%	8.54%	2.01%	4.12%	10.25%

Core Growth Index	26.38%	9.78%	3.56%	4.22%	N/A**

Lipper Quartile – Class T Shares	–	3rd	4th	3rd	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	536/758	447/573	265/367	2/10

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 53

Janus Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of a prior share class of the Fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 5, 1970
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

54 | MARCH 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,253.60	$4.96

Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,249.00	$9.05

Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,255.10	$3.78

Hypothetical (5% return before expenses)	$1,000.00	$1,021.65	$3.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,255.90	$3.44

Hypothetical (5% return before expenses)	$1,000.00	$1,021.95	$3.08

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,251.20	$7.20

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,253.10	$5.69

Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.10

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,254.40	$4.34

Hypothetical (5% return before expenses)	$1,000.00	$1,021.15	$3.89

†	Expenses are equal to the annualized expense ratio of 0.88% for Class A Shares,1.61% for Class C Shares, 0.67% for Class D Shares, 0.61% for Class I Shares, 1.28% for Class R Shares, 1.01% for Class S Shares and 0.77% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Growth & Core Funds | 55

Janus Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Contract Amounts		Value

Common Stock – 95.4%
Apparel Manufacturers – 0.9%
12,034,100	Prada SpA**	$78,261,245
Applications Software – 0.9%
2,372,335	Microsoft Corp.	76,507,804
Athletic Footwear – 1.4%
1,084,075	NIKE, Inc. – Class B	117,557,093
Beverages – Wine and Spirits – 1.4%
1,107,319	Pernod-Ricard S.A.**	115,765,638
Brewery – 3.0%
2,206,152	Anheuser-Busch InBev N.V.**	161,156,681
2,433,743	SABMiller PLC**	97,677,452
		258,834,133
Cable/Satellite Television – 1.3%
1,397,740	Time Warner Cable, Inc.	113,915,810
Commercial Banks – 1.2%
2,586,100	Banco do Brasil S.A.	36,778,262
2,645,000	Standard Chartered PLC**	65,990,692
		102,768,954
Commercial Services – Finance – 0.6%
119,100	MasterCard, Inc. – Class A	50,086,314
Computer Aided Design – 1.5%
340,747	ANSYS, Inc.*	22,155,370
2,420,255	Autodesk, Inc.*	102,425,191
		124,580,561
Computers – 8.6%
1,230,192	Apple, Inc.*	737,463,198
Computers – Integrated Systems – 0.8%
981,665	Teradata Corp.*	66,900,470
Computers – Memory Devices – 2.6%
7,430,960	EMC Corp.*	222,037,085
Consulting Services – 0.6%
1,174,845	Verisk Analytics, Inc. – Class A*	55,182,470
Containers – Metal and Glass – 1.6%
3,125,495	Ball Corp.	134,021,226
Cosmetics and Toiletries – 1.0%
860,681	Colgate-Palmolive Co.	84,157,388
Dialysis Centers – 0.2%
199,110	DaVita, Inc.*	17,953,749
Distribution/Wholesale – 0.4%
664,541	Fastenal Co.	35,951,668
Diversified Operations – 2.2%
2,137,635	Danaher Corp.	119,707,560
1,152,811	Tyco International, Ltd. (U.S. Shares)	64,764,922
		184,472,482
E-Commerce/Products – 4.4%
507,040	Amazon.com, Inc.*	102,680,671
7,306,097	eBay, Inc.*	269,521,918
		372,202,589
Electronic Components – Miscellaneous – 2.1%
4,869,102	TE Connectivity, Ltd. (U.S. Shares)	178,939,498
Electronic Components – Semiconductors – 1.2%
11,300,587	ON Semiconductor Corp.*	101,818,289
Electronic Connectors – 1.4%
2,009,199	Amphenol Corp. – Class A	120,089,824
Enterprise Software/Services – 2.4%
6,928,262	Oracle Corp.	202,028,120
Industrial Automation and Robotics – 1.3%
641,000	FANUC Corp.**	113,714,562
Industrial Gases – 1.5%
1,103,365	Praxair, Inc.	126,489,764
Instruments – Controls – 1.9%
4,750,120	Sensata Technologies Holding N.V.*,**	159,034,018
Internet Content – Entertainment – 0.8%
3,098,198	Zynga, Inc. – Class A*	40,741,304
2,492,920	Zynga, Inc. – Class B – Private Placement*,°° ,§	31,142,803
		71,884,107
Investment Management and Advisory Services – 1.0%
1,348,716	T. Rowe Price Group, Inc.	88,071,155
Life and Health Insurance – 1.0%
7,267,272	Prudential PLC**	86,879,041
Medical – Biomedical and Genetic – 4.2%
3,447,047	Celgene Corp.*	267,215,083
157,575	Regeneron Pharmaceuticals, Inc.*	18,376,397
1,838,596	Vertex Pharmaceuticals, Inc.*	75,400,822
		360,992,302
Medical – Drugs – 1.1%
1,684,178	Valeant Pharmaceuticals International, Inc.	90,423,517
Medical – Generic Drugs – 1.1%
929,245	Perrigo Co.	96,000,301
Medical – Wholesale Drug Distributors – 0.7%
1,556,445	AmerisourceBergen Corp.	61,759,738
Medical Products – 2.4%
2,876,910	Covidien PLC (U.S. Shares)**	157,309,439
710,845	Varian Medical Systems, Inc.*	49,019,871
		206,329,310
Metal Processors and Fabricators – 2.1%
1,016,435	Precision Castparts Corp.	175,741,611
Multimedia – 1.1%
2,055,740	Walt Disney Co.	90,000,297
Oil – Field Services – 0.7%
880,590	Schlumberger, Ltd. (U.S. Shares)	61,579,659
Oil and Gas Drilling – 1.0%
1,514,200	Helmerich & Payne, Inc.	81,691,090
Oil Companies – Exploration and Production – 4.3%
530,515	Apache Corp.	53,284,927
1,125,130	Canadian Natural Resources, Ltd.	37,331,813
926,831	EOG Resources, Inc.	102,970,924
405,740	Noble Energy, Inc.	39,673,257
894,432	Occidental Petroleum Corp.	85,176,759
5,823,000	OGX Petroleo e Gas Participacoes S.A.*	48,187,264
		366,624,944
Oil Companies – Integrated – 0.5%
1,585,265	Petroleo Brasileiro S.A. (ADR)	42,104,638

See Notes to Schedules of Investments and Financial Statements.

56 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Contract Amounts		Value

Oil Field Machinery and Equipment – 1.7%
1,895,023	Dresser-Rand Group, Inc.*	$87,910,117
668,095	National Oilwell Varco, Inc.	53,093,510
		141,003,627
Pharmacy Services – 1.6%
2,511,375	Express Scripts, Inc.*	136,066,297
Pipelines – 2.2%
3,700,764	Enterprise Products Partners L.P.	186,777,559
REIT – Health Care – 0.2%
300,593	Ventas, Inc.	17,163,860
Retail – Apparel and Shoe – 2.6%
4,530,980	Limited Brands, Inc.	217,487,040
Retail – Auto Parts – 0.5%
115,515	AutoZone, Inc.*	42,948,477
Retail – Discount – 2.1%
2,002,395	Costco Wholesale Corp.	181,817,466
Retail – Jewelry – 0.9%
1,206,764	Cie Financiere Richemont S.A.	75,690,207
Retail – Major Department Stores – 3.3%
3,296,995	J.C. Penney Co., Inc.	116,812,533
2,959,665	Nordstrom, Inc.	164,912,534
		281,725,067
Retail – Restaurants – 1.1%
438,495	McDonald’s Corp.	43,016,360
837,105	Starbucks Corp.	46,785,798
		89,802,158
Semiconductor Components/Integrated Circuits – 1.8%
7,152,502	Atmel Corp.*	70,523,670
29,139,539	Taiwan Semiconductor Manufacturing Co., Ltd.*	83,865,448
		154,389,118
Soap and Cleaning Preparations – 0.7%
1,108,764	Reckitt Benckiser Group PLC**	62,649,147
Telecommunication Services – 1.0%
2,791,480	Amdocs, Ltd. (U.S. Shares)*,**	88,154,938
Television – 1.6%
4,119,030	CBS Corp. – Class B	139,676,307
Tobacco – 0.9%
909,110	Philip Morris International, Inc.	80,556,237
Toys – 1.0%
2,634,951	Mattel, Inc.	88,692,451
Transportation – Railroad – 0.5%
218,100	Canadian Pacific Railway, Ltd.	16,564,695
245,280	Union Pacific Corp.	26,362,694
		42,927,389
Transportation – Services – 2.1%
1,657,855	C.H. Robinson Worldwide, Inc.	108,572,924
1,435,996	Expeditors International of Washington, Inc.	66,788,174
		175,361,098
Wireless Equipment – 1.2%
1,879,837	Crown Castle International Corp.*,**	100,270,506

Total Common Stock (cost $6,157,201,513)		8,133,974,611

Purchased Options – Calls – 0.4%
11,194	Canadian Pacific Railway, Ltd. expires June 2012 exercise price $75.00	5,001,483
2,600	Microsoft Corp. expires January 2013 exercise price $30.00	973,757
37,300	Microsoft Corp. expires January 2013 exercise price $30.00	13,969,674
10,980	Valeant Pharmaceuticals International, Inc. expires January 2013 exercise price $52.50	8,359,296

Total Purchased Options – Calls (premiums paid $20,531,490)		28,304,210

Money Market – 4.5%
385,614,633	Janus Cash Liquidity Fund LLC, 0% (cost $385,614,633)	385,614,633

Total Investments (total cost $6,563,347,636) – 100.3%		8,547,893,454

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(22,462,847)

Net Assets – 100%		$8,525,430,607

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$161,156,681	1.9%
Brazil	127,070,164	1.5%
Canada	144,320,025	1.7%
Curacao	61,579,659	0.7%
France	115,765,638	1.4%
Guernsey	88,154,938	1.0%
Ireland	157,309,439	1.8%
Italy	78,261,245	0.9%
Japan	113,714,562	1.3%
Netherlands	159,034,018	1.9%
Switzerland	319,394,627	3.7%
Taiwan	83,865,448	1.0%
United Kingdom	313,196,332	3.7%
United States††	6,625,070,678	77.5%

Total	$8,547,893,454	100.0%

††	Includes Cash Equivalents (73.0% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 57

Janus Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 5/17/12	42,360,000	$67,723,917	$(488,431)
Euro 5/17/12	33,140,000	44,202,207	(224,432)
Japanese Yen 5/17/12	2,800,000,000	33,851,700	166,451

		145,777,824	(546,412)

HSBC Securities (USA), Inc.:
British Pound 4/5/12	32,359,000	51,751,308	(715,987)
Euro 4/5/12	35,060,000	46,752,739	(388,694)
Japanese Yen 4/5/12	2,950,000,000	35,650,276	460,750

		134,154,323	(643,931)

JPMorgan Chase & Co.:
British Pound 5/24/12	32,900,000	52,596,409	(667,706)
Euro 5/24/12	49,700,000	66,292,654	(870,058)
Japanese Yen 5/24/12	550,000,000	6,649,883	500

		125,538,946	(1,537,264)

RBC Capital Markets Corp.:
British Pound 5/10/12	38,400,000	61,396,450	(411,106)
Euro 5/10/12	37,000,000	49,348,687	(490,186)
Japanese Yen 5/10/12	3,000,000,000	36,267,265	(263,665)

		147,012,402	(1,164,957)

Total		$552,483,495	$(3,892,564)

See Notes to Schedules of Investments and Financial Statements.

58 | MARCH 31, 2012

Janus Growth and Income Fund (unaudited)

Fund Snapshot
We seek to generate capital appreciation and income through investing in a diversified portfolio of equities and income-generating assets. We primarily focus our analysis on larger, well-established companies with predictable and sustainable earnings growth.
Marc Pinto portfolio manager

Performance

Janus Growth and Income Fund’s Class T Shares returned 30.62% over the six-month period ended March 31, 2012. The Fund’s primary benchmark, the S&P 500 Index, returned 25.89%, and its secondary benchmark, the Russell 1000 Growth Index, returned 26.85% during the period.

Market Environment

Signs of improvement in the U.S. economy, easing of concerns over the European debt crisis and good corporate earnings combined for a positive market environment. In the U.S., improvement in employment and consumer confidence helped investors gain a bullish view of equity markets. Along with strong earnings, many companies gave positive guidance related to their end markets in both the U.S. and emerging markets. Optimism that Europe, although still far from a solution, had averted a crisis through the European Central Bank’s liquidity program (Long Term Refinancing Operations or LTRO) also helped sentiment. Finally, we saw more evidence of companies’ willingness to return cash to shareholders through dividends and share buybacks, the most prominent being Apple’s initiation of both. In our view, these shareholder-friendly moves signal companies’ confidence in their outlooks.

Contributors to Performance

Our holdings in consumer discretionary and to a lesser extent our significant overweight to the sector were the largest relative contributors to performance during the period. We have been overweight consumer discretionary for some time since it plays into our key themes, namely emerging market consumption and the relative attractiveness of the media industry. We also feel valuations remain attractive within the sector and appreciate that many of these companies are returning cash to shareholders.

Time Warner Cable and CBS were among top contributors for the sector and the Fund overall. Time Warner Cable benefited from a strong earnings report that demonstrated continued momentum in adding subscribers, primarily for high-speed data. The company also surprised skeptics in that it has been able to maintain its video subscriber base despite competition from online services such as Netflix, among others. CBS benefited from a general resurgence in the media industry and a good earnings report. We think advertising rates will continue to tick higher in what is expected to be a high-spending election year. We also appreciate management’s focus on returning cash to shareholders by buying back shares.

Within technology and for the Fund overall, Apple was the most significant contributor. Apple’s initiation of a dividend was significant, since it showed that the biggest holdouts to paying dividends (large technology companies) have finally relented to join what we see as a growing trend. However, the shares did not move significantly higher during the quarter because of this action, in our view. Instead, an extremely strong earnings report and raised guidance (a rare action for the company historically) due to product and earnings momentum propelled the stock price. The computer and mobile device maker remains the Fund’s top holding.

Detractors from Performance

Despite Apple’s performance, our technology holdings overall detracted from relative performance followed by our underweight and holdings in financials. Individually, Credit Suisse Group and ICICI Bank weighed the most on performance.

Credit Suisse continued to be buffeted by the sovereign debt crisis in Europe, which has weighed on most European financials. We sold our position in the Switzerland-based bank, as drivers of the stock’s performance had become less related to the company’s fundamentals and more to the macro-economic environment.

Janus Growth & Core Funds | 59

Janus Growth and Income Fund (unaudited)

ICICI Bank, the largest non-government owned bank in India, often serves as a proxy for India’s economy. The bank suffered from a continued weak market environment in the country, where the central bank had been raising interest rates until recently. We also exited this position.

Finally, National Oilwell Varco declined modestly after we purchased it during the period. We think the leading provider of drilling rig technology will continue to benefit from increasing offshore drilling activity, which is considerably more profitable for it than land-based rigs. We consider the company to have one of the most defensive positions across the oil services and equipment landscape.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion regarding the use of forward currency contracts by the Fund.

Outlook

We feel the positive momentum from the first quarter of 2012 could continue. Consumer and business confidence remain in an upward trend, which may lead to resurgence in merger and acquisition as well as private equity activity. We are already seeing a strong initial public offering (IPO) calendar, which bodes well for the equity market. Companies are also staying true to their commitments for returning cash to shareholders, which adds to investor confidence. In addition, market valuations remain attractive and low interest rates are supportive for higher multiples. China should also be able manage a soft economic landing and maintain its status as a key demand driver globally. We believe the outlook remains good for emerging markets as a whole, which account for 30% to 40% of revenues for many multinational companies (particularly consumer-related). These positives could be offset by setbacks in Europe, escalation of tensions in the Middle East, and increasingly hostile rhetoric as the U.S. election nears.

Thank you for your investment in Janus Growth and Income Fund.

60 | MARCH 31, 2012

(unaudited)

Janus Growth and Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Apple, Inc.	2.25%
CBS Corp. – Class B	2.01%
Philip Morris International, Inc.	1.12%
Time Warner Cable, Inc.	1.08%
Union Pacific Corp.	1.03%

5 Bottom Performers – Equity Holdings

Contribution

Credit Suisse Group A.G. (ADR)	–0.06%
ICICI Bank, Ltd. (ADR)	–0.05%
National Oilwell Varco, Inc.	–0.01%
Shire PLC (ADR)	–0.01%
Deere & Co.	–0.01%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	2.04%	22.04%	10.76%
Consumer Staples	1.50%	7.35%	11.12%
Materials	1.05%	6.69%	3.56%
Health Care	0.96%	13.79%	11.58%
Utilities	0.79%	0.00%	3.64%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	–0.51%	20.14%	19.69%
Financials	–0.31%	12.02%	13.92%
Industrials	–0.15%	6.51%	10.68%
Energy	–0.02%	10.12%	12.11%
Telecommunication Services	0.42%	1.34%	2.94%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 61

Janus Growth and Income Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Apple, Inc. Computers	4.1%
CBS Corp. – Class B Television	3.4%
Time Warner Cable, Inc. Cable/Satellite Television	3.3%
Philip Morris International, Inc. Tobacco	2.6%
NIKE, Inc. – Class B Athletic Footwear	2.5%

15.9%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

*Includes Cash and Cash Equivalents of (0.2)%.

Emerging markets comprised 0.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

62 | MARCH 31, 2012

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012						per the January 27, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Growth and Income Fund – Class A Shares
NAV	30.60%	6.21%	1.00%	3.45%	10.01%	0.96%	0.95%
MOP	23.10%	0.09%	–0.19%	2.84%	9.70%

Janus Growth and Income Fund – Class C Shares
NAV	30.11%	5.42%	0.21%	2.68%	9.28%	1.70%	1.70%
CDSC	28.81%	4.36%	0.21%	2.68%	9.28%

Janus Growth and Income Fund – Class D Shares(1)	30.69%	6.38%	1.12%	3.56%	10.08%	0.80%	0.80%

Janus Growth and Income Fund – Class I Shares	30.73%	6.47%	1.08%	3.53%	10.07%	0.71%	0.70%

Janus Growth and Income Fund – Class R Shares	30.30%	5.76%	0.54%	3.00%	9.60%	1.39%	1.39%

Janus Growth and Income Fund – Class S Shares	30.50%	6.02%	0.79%	3.25%	9.84%	1.15%	1.15%

Janus Growth and Income Fund – Class T Shares	30.62%	6.29%	1.08%	3.53%	10.07%	0.90%	0.90%

S&P 500® Index	25.89%	8.54%	2.01%	4.12%	8.83%

Russell 1000® Growth Index	26.85%	11.02%	5.10%	4.28%	8.04%

Lipper Quartile – Class T Shares	–	3rd	3rd	3rd	1st

Lipper Ranking – based on total return for Large-Cap Core Funds	–	546/1,045	492/819	295/519	11/87

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Growth & Core Funds | 63

Janus Growth and Income Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of a prior share class of the Fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 15, 1991
(1)	Closed to new investors.

64 | MARCH 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,306.00	$5.53

Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$4.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,301.10	$9.84

Hypothetical (5% return before expenses)	$1,000.00	$1,016.45	$8.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,306.90	$4.56

Hypothetical (5% return before expenses)	$1,000.00	$1,021.05	$3.99

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,307.30	$4.10

Hypothetical (5% return before expenses)	$1,000.00	$1,021.45	$3.59

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,303.00	$8.06

Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,304.50	$6.40

Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,306.20	$5.13

Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	$4.50

†	Expenses are equal to the annualized expense ratio of 0.96% for Class A Shares, 1.71% for Class C Shares, 0.79% for Class D Shares, 0.71% for Class I Shares, 1.40% for Class R Shares, 1.11% for Class S Shares and 0.89% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Growth & Core Funds | 65

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Principal Amount		Value

Common Stock – 95.6%
Aerospace and Defense – 2.2%
1,112,645	Boeing Co.	$82,747,409
Agricultural Chemicals – 1.2%
621,520	Syngenta A.G. (ADR)	42,779,222
Apparel Manufacturers – 1.1%
542,243	Coach, Inc.	41,904,539
Athletic Footwear – 2.5%
872,203	NIKE, Inc. – Class B	94,581,693
Automotive – Cars and Light Trucks – 0.4%
268,915	Daimler A.G.	16,272,047
Beverages – Wine and Spirits – 0.4%
196,020	Brown-Forman Corp. – Class B	16,346,108
Cable/Satellite Television – 4.6%
983,895	DIRECTV – Class A*	48,545,379
1,501,930	Time Warner Cable, Inc.	122,407,295
		170,952,674
Casino Hotels – 2.3%
979,835	Las Vegas Sands Corp.	56,409,101
2,263,695	MGM Resorts International*	30,831,526
		87,240,627
Chemicals – Diversified – 3.5%
1,726,275	E.I. du Pont de Nemours & Co.	91,319,947
863,295	LyondellBasell Industries N.V. – Class A	37,682,827
		129,002,774
Commercial Banks – 3.7%
1,780,670	CIT Group, Inc.*	73,434,831
781,040	Itau Unibanco Holding S.A. (ADR)	14,988,158
1,960,186	Standard Chartered PLC**	48,905,115
		137,328,104
Commercial Services – Finance – 2.8%
163,265	MasterCard, Inc. – Class A	68,659,463
1,985,065	Western Union Co.	34,937,144
		103,596,607
Computer Services – 1.1%
553,705	Cognizant Technology Solutions Corp. – Class A*	42,607,600
Computers – 4.1%
256,746	Apple, Inc.*	153,911,525
Computers – Integrated Systems – 1.2%
666,370	Teradata Corp.*	45,413,115
Computers – Memory Devices – 1.4%
1,173,165	NetApp, Inc.*	52,522,597
Cosmetics and Toiletries – 1.0%
629,685	Estee Lauder Cos., Inc. – Class A	39,002,689
Diversified Banking Institutions – 1.1%
2,144,781	Morgan Stanley	42,123,499
E-Commerce/Products – 2.4%
2,417,660	eBay, Inc.*	89,187,477
E-Commerce/Services – 1.2%
63,705	priceline.com, Inc.*	45,708,337
Electronic Components – Miscellaneous – 2.0%
1,975,426	TE Connectivity, Ltd. (U.S. Shares)	72,596,905
Electronic Components – Semiconductors – 0.2%
982,582	ON Semiconductor Corp.*	8,853,064
Electronic Connectors – 1.0%
652,214	Amphenol Corp. – Class A	38,982,831
Enterprise Software/Services – 2.3%
2,920,724	Oracle Corp.**	85,168,312
Finance – Other Services – 1.2%
1,479,584	NYSE Euronext	44,402,316
Food – Confectionary – 1.0%
588,060	Hershey Co.	36,065,720
Investment Management and Advisory Services – 1.4%
3,342,485	Blackstone Group L.P.	53,279,211
Life and Health Insurance – 0.9%
2,648,055	Prudential PLC**	31,657,062
Machinery – General Industrial – 0.5%
196,020	Roper Industries, Inc.	19,437,343
Medical – Biomedical and Genetic – 2.0%
970,990	Celgene Corp.*	75,271,145
Medical – Drugs – 6.6%
458,160	Allergan, Inc.	43,722,209
1,515,442	Bristol-Myers Squibb Co.	51,146,167
867,315	Endo Pharmaceuticals Holdings, Inc.*	33,591,110
2,494,090	Pfizer, Inc.	56,516,079
358,675	Shire PLC (ADR)**	33,984,456
490,050	Valeant Pharmaceuticals International, Inc.	26,310,785
		245,270,806
Medical – Generic Drugs – 1.8%
2,790,110	Mylan, Inc.*	65,428,079
Medical – HMO – 0.6%
450,000	Aetna, Inc.	22,572,000
Metal – Copper – 0.9%
833,622	Freeport-McMoRan Copper & Gold, Inc.	31,710,981
Metal Processors and Fabricators – 0.6%
139,620	Precision Castparts Corp.	24,140,298
Multimedia – 1.5%
1,200,620	Viacom, Inc. – Class B	56,981,425
Oil Companies – Exploration and Production – 2.4%
1,462,415	Canadian Natural Resources, Ltd.	48,522,930
418,816	Occidental Petroleum Corp.	39,883,847
		88,406,777
Oil Companies – Integrated – 4.4%
818,310	Chevron Corp.	87,755,564
1,094,322	Hess Corp.	64,510,282
490,050	Petroleo Brasileiro S.A. (ADR)	13,015,728
		165,281,574
Oil Field Machinery and Equipment – 0.4%
200,000	National Oilwell Varco, Inc.	15,894,000
Pharmacy Services – 1.9%
1,275,661	Express Scripts, Inc.*	69,115,313
Pipelines – 2.0%
1,445,525	Enterprise Products Partners L.P.	72,955,647
2,199	Kinder Morgan Management LLC*	164,111
		73,119,758

See Notes to Schedules of Investments and Financial Statements.

66 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Principal Amount		Value

REIT – Health Care – 1.1%
689,535	Ventas, Inc.	$39,372,449
Retail – Auto Parts – 1.3%
132,315	AutoZone, Inc.*	49,194,717
Retail – Discount – 1.2%
490,050	Costco Wholesale Corp.	44,496,540
Retail – Major Department Stores – 1.0%
652,764	Nordstrom, Inc.	36,372,010
Retail – Restaurants – 1.8%
681,170	McDonald’s Corp.	66,822,777
Super-Regional Banks – 2.2%
2,598,010	U.S. Bancorp	82,304,957
Telephone – Integrated – 1.4%
1,310,065	CenturyLink, Inc.	50,634,012
Television – 3.4%
3,751,003	CBS Corp. – Class B	127,196,512
Tobacco – 4.0%
1,651,635	Altria Group, Inc.	50,985,973
1,121,928	Philip Morris International, Inc.	99,414,040
		150,400,013
Toys – 1.8%
1,963,165	Mattel, Inc.	66,080,134
Transportation – Railroad – 2.1%
717,065	Union Pacific Corp.	77,070,146
Wireless Equipment – 0.5%
350,000	Motorola Solutions, Inc.	17,790,500

Total Common Stock (cost $2,626,660,815)		3,564,598,330

Corporate Bonds – 4.6%
Beverages – Wine and Spirits – 0.6%
$10,000,000	Pernod-Ricard S.A. 5.7500%, 4/7/21 (144A)	11,075,060
10,000,000	Pernod-Ricard S.A. 4.4500%, 1/15/22 (144A)	10,143,710
		21,218,770
Building – Residential and Commercial – 0.2%
6,467,000	Meritage Homes Corp. 6.2500%, 3/15/15	6,544,604
Casino Hotels – 0.5%
2,498,000	MGM Mirage 4.2500%, 4/15/15	2,644,758
15,000,000	MGM Resorts International 7.6250%, 1/15/17	15,487,500
		18,132,258
E-Commerce/Services – 0.3%
10,000,000	priceline.com, Inc. 1.0000%, 3/15/18 (144A)	10,587,500
Hotels and Motels – 0.3%
9,990,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	11,588,400
Medical – Biomedical and Genetic – 0.7%
25,000,000	Vertex Pharmaceuticals, Inc. 3.3500%, 10/1/15	28,656,250
Medical – Hospitals – 0.3%
9,990,000	HCA, Inc. 7.2500%, 9/15/20	10,876,613
Power Converters and Power Supply Equipment – 1.1%
24,957,000	JA Solar Holdings Co., Ltd. 4.5000%, 5/15/13	21,962,160
24,090,000	Suntech Power Holdings Co., Ltd. 3.0000%, 3/15/13 (144A)	19,061,212
		41,023,372
Real Estate Management/Services – 0.3%
9,985,000	ProLogis L.P. 3.2500%, 3/15/15	11,295,531
REIT – Mortgage – 0.3%
10,000,000	Annaly Capital Management, Inc. 4.0000%, 2/15/15	11,625,000

Total Corporate Bonds (cost $165,942,129)		171,548,298

Total Investments (total cost $2,792,602,944) – 100.2%		3,736,146,628

Liabilities, net of Cash, Receivables and Other Assets– (0.2)%		(9,041,313)

Net Assets – 100%		$3,727,105,315

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$28,003,886	0.7%
Canada	74,833,715	2.0%
Cayman Islands	41,023,372	1.1%
France	21,218,770	0.6%
Germany	16,272,047	0.4%
Jersey	33,984,456	0.9%
Netherlands	37,682,827	1.0%
Switzerland	115,376,127	3.1%
United Kingdom	80,562,177	2.2%
United States	3,287,189,251	88.0%

Total	$3,736,146,628	100.0%

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Depreciation

Credit Suisse Securities (USA) LLC: British Pound 5/17/12	10,500,000	$16,787,090	$(121,070)

HSBC Securities (USA), Inc.: British Pound 4/5/12	9,590,000	15,337,156	(212,191)

JPMorgan Chase & Co.: British Pound 5/24/12	9,927,000	15,870,047	(201,469)

RBC Capital Markets Corp.: British Pound 5/10/12	7,800,000	12,471,154	(83,506)

Total		$60,465,447	$(618,236)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 67

Janus Research Fund (unaudited)

Fund Snapshot
We believe a deep, independent research process and high-conviction investing can deliver exceptional results by exploiting a market’s tendency to focus on the short term. We believe a team-led research portfolio should control risk without diluting the strengths of a firm’s research effort.
Team Based Approach Led by Jim Goff Director of Research

Performance Overview

Janus Research Fund’s Class T Shares returned 25.59% over the six-month period ended March 31, 2012. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 26.85%, and its secondary benchmark, the S&P 500 Index, returned 25.89% during the period.

Economic Overview

Continued signs of improvement in the U.S. economy, easing of concerns over the European debt crisis and good corporate earnings combined for a positive market environment in the first quarter of 2012 and late 2011. In the U.S., improvement in employment and consumer confidence as well as stability in housing helped markets. Corporate earnings did not disappoint. Optimism that Europe, although still far from a solution, had averted a crisis through the European Central Bank’s liquidity program (Long Term Refinancing Operations or LTRO) also helped sentiment, although recent concerns about Spain highlight that Europe remains a concern.

Detractors from Performance

Our holdings in industrials and technology detracted the most from relative performance. Individually, Adani Enterprises declined due to relative weakness in the Indian equity market and lack of progress in government approvals for some of its projects. We continue to like the Adani’s long-term prospects. Using an integrated approach involving coal mining, coal logistics and power generation to power transmission, Adani is uniquely positioned, in our view, to better mine domestic coal and transport it from the Eastern India coal belt to the Western India power plants via its rail and port facilities.

Contract driller Helmerich & Payne also weighed on performance. The company has a strong market presence in high-specification land rigs that are well suited to drilling horizontal shale wells for both oil and gas. In a weaker market for natural gas drilling, the company’s technically superior rigs could gain market share and increase its rig count, in our view.

Additionally, biotechnology holding Pharmasset retreated after Abbott Laboratories reported its rival experimental hepatitis C therapy showed a high cure rate in an interim study. Based on our assessment that Abbott’s drug could negatively impact Pharmasset’s market share in the hepatitis C market, we decided to exit our position.

Contributors to Performance

Our holdings in communications, consumer and financials contributed the most to relative performance. Individually, Apple was the largest contributor with a 57% gain during the period. The computer and mobile device maker benefited from a strong earnings report, driven by significant iPhone and iPad sales. Apple also initiated its first dividend and share repurchase program during the period. The company has been the beneficiary of incremental sales opportunities over the past few years from new geographies, such as China, phone service carriers and products, such as the iPad. We think it continues to have strong opportunities as its ecosystem grows; its products reach new countries; and lower price points draw new customers.

Staying in technology, EMC moved sharply higher during the period as well. The enterprise storage and software company reported strong financial results with revenue across all its segments coming in better than expected. We think EMC’s product portfolio in hardware and software is well positioned to benefit from improving fundamentals in high-end and mid-range storage, which has become one of the fastest growing areas of enterprise information technology.

CBS also contributed to performance. The mass media company benefited from a general resurgence in the media industry and a good earnings report. We think advertising rates will continue to tick higher in what is expected to be a high-spending election year. We also appreciate management’s focus on returning cash to shareholders by buying back shares.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

68 | MARCH 31, 2012

(unaudited)

Conclusion

The global economic environment is improving, although not necessarily without pause. We think the generally positive trends in Europe and China will help the U.S. market. The Fund does not rely on a fast-growing economy as much as a return to normal levels of risk tolerance, correlations and volatility. When these measures align, it favors the stock picking opportunities available in the Fund. So far this year, stocks generally considered defensive have underperformed the rest of the market and we view this trend as a sign the market is returning to a healthy risk appetite. We are favoring companies with strong balance sheets and competitive positions where we think they will be able to withstand most economic situations.

Our sector teams see positive trends and opportunities. In financials, sentiment has improved as the markets reflect lower odds of a systematic banking crisis. We are seeing modest improvements in U.S. banks, including commercial and industrial loans, and credit card and auto lending. In the consumer sector, high-quality department stores that have a technological advantage are attractive to us; we also like consumer products companies with good exposure to emerging markets. Our health care team is investing in companies with breakthrough drugs that drive value creation, regardless of how health care reform plays out. The industrials team, for its part, prefers areas that have reduced capacity and could regain pricing power such as autos, airlines and general industries.

Thank you for your investment in Janus Research Fund.

Janus Growth & Core Funds | 69

Janus Research Fund (unaudited)

Janus Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.74%
EMC Corp.	0.88%
CBS Corp. – Class B	0.75%
LyondellBasell Industries N.V. – Class A	0.74%
TE Connectivity, Ltd. (U.S. Shares)	0.68%

5 Bottom Performers – Holdings

Contribution

Adani Enterprises, Ltd.	–0.30%
Helmerich & Payne, Inc.	–0.17%
Pharmasset, Inc.	–0.13%
Thermo Fisher Scientific, Inc.	–0.11%
Netflix, Inc.	–0.09%

4 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Communications	0.71%	9.07%	8.94%
Consumer	0.60%	20.56%	20.44%
Financials	0.33%	5.03%	4.88%
Health Care	–0.15%	10.94%	10.99%

3 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–1.45%	18.59%	18.97%
Technology	–0.50%	24.91%	24.86%
Energy	–0.17%	10.90%	10.92%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

70 | MARCH 31, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Apple, Inc. Computers	3.7%
EMC Corp. Computers – Memory Devices	2.4%
Taiwan Semiconductor Manufacturing Co., Ltd. Semiconductor Components/Integrated Circuits	2.3%
TE Connectivity, Ltd. (U.S. Shares) Electronic Components – Miscellaneous	2.2%
Microsoft Corp. Applications Software	2.2%

12.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 3.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

Janus Growth & Core Funds | 71

Janus Research Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012						per the January 27, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Research Fund – Class A Shares
NAV	25.56%	6.21%	4.21%	5.17%	10.23%	0.91%
MOP	18.33%	0.12%	2.98%	4.55%	9.89%

Janus Research Fund – Class C Shares
NAV	25.05%	5.38%	3.36%	4.39%	9.48%	1.68%
CDSC	23.81%	4.33%	3.36%	4.39%	9.48%

Janus Research Fund – Class D Shares(1)	25.69%	6.39%	4.42%	5.41%	10.47%	0.77%

Janus Research Fund – Class I Shares	25.72%	6.49%	4.38%	5.39%	10.46%	0.68%

Janus Research Fund – Class S Shares	25.43%	6.01%	3.99%	5.00%	10.08%	1.11%

Janus Research Fund – Class T Shares	25.59%	6.29%	4.38%	5.39%	10.46%	0.88%

Russell 1000® Growth Index	26.85%	11.02%	5.10%	4.28%	7.74%

S&P 500® Index	25.89%	8.54%	2.01%	4.12%	8.40%

Lipper Quartile – Class T Shares	–	3rd	2nd	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	536/758	242/573	41/367	2/68

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

72 | MARCH 31, 2012

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of a prior share class of the Fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during the periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

May 6, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 3, 1993
(1)	Closed to new investors.

Janus Growth & Core Funds | 73

Janus Research Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,255.60	$6.20

Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,250.50	$10.58

Hypothetical (5% return before expenses)	$1,000.00	$1,015.60	$9.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,256.50	$5.36

Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,257.20	$4.80

Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,254.30	$7.33

Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,255.90	$5.87

Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.25

†	Expenses are equal to the annualized expense ratio of 1.10% for Class A Shares, 1.88% for Class C Shares, 0.95% for Class D Shares, 0.85% for Class I Shares, 1.30% for Class S Shares and 1.04% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

74 | MARCH 31, 2012

Janus Research Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Common Stock – 98.5%
Apparel Manufacturers – 1.8%
572,191	Coach, Inc.	$44,218,921
3,057,500	Prada SpA**	19,883,810
		64,102,731
Applications Software – 2.2%
2,417,237	Microsoft Corp.**	77,955,893
Athletic Footwear – 1.2%
382,835	NIKE, Inc. – Class B	41,514,627
Automotive – Cars and Light Trucks – 1.7%
4,209,845	Ford Motor Co.	52,580,964
1,210,000	Isuzu Motors, Ltd.**	7,091,843
		59,672,807
Brewery – 0.4%
386,088	SABMiller PLC**	15,495,511
Cable/Satellite Television – 1.8%
1,180,031	Comcast Corp. – Class A	35,412,730
346,227	Time Warner Cable, Inc.	28,217,501
		63,630,231
Casino Hotels – 0.7%
1,859,196	MGM Resorts International*	25,322,250
Cellular Telecommunications – 0.5%
731,437	America Movil S.A.B. de C.V. (ADR)	18,161,581
Chemicals – Diversified – 1.0%
806,094	LyondellBasell Industries N.V. – Class A**	35,186,003
Commercial Services – Finance – 1.0%
48,502	MasterCard, Inc. – Class A	20,397,031
136,416	Visa, Inc. – Class A	16,097,088
		36,494,119
Computer Aided Design – 0.6%
505,518	Autodesk, Inc.*	21,393,522
Computers – 3.7%
216,174	Apple, Inc.*	129,589,828
Computers – Integrated Systems – 0.3%
155,893	Teradata Corp.*	10,624,108
Computers – Memory Devices – 2.4%
2,843,906	EMC Corp.*	84,975,911
Consulting Services – 0.9%
732,855	Gartner, Inc.*	31,248,937
Containers – Metal and Glass – 0.9%
855,822	Crown Holdings, Inc.*	31,519,924
Cosmetics and Toiletries – 1.4%
522,595	Colgate-Palmolive Co.	51,099,339
Decision Support Software – 0.5%
441,610	MSCI, Inc. – Class A*	16,255,664
Dialysis Centers – 0.6%
256,704	DaVita, Inc.*	23,147,000
Distribution/Wholesale – 1.1%
1,214,459	Adani Enterprises, Ltd.	7,267,920
352,591	Fastenal Co.	19,075,173
6,174,000	Li & Fung, Ltd.	14,168,246
		40,511,339
Diversified Banking Institutions – 0.5%
390,393	JPMorgan Chase & Co.	17,950,270
Diversified Operations – 2.8%
1,320,421	Danaher Corp.	73,943,576
381,598	Dover Corp.	24,017,778
		97,961,354
E-Commerce/Products – 2.1%
144,938	Amazon.com, Inc.*	29,351,395
1,240,707	eBay, Inc.*	45,769,681
		75,121,076
Electronic Components – Miscellaneous – 2.2%
2,122,566	TE Connectivity, Ltd. (U.S. Shares)**	78,004,300
Electronic Components – Semiconductors – 2.4%
3,821,645	ARM Holdings PLC**	36,182,990
945,143	International Rectifier Corp.*	21,804,449
2,859,551	ON Semiconductor Corp.*	25,764,555
		83,751,994
Electronic Connectors – 1.1%
645,704	Amphenol Corp. – Class A	38,593,728
Enterprise Software/Services – 2.2%
2,629,096	Oracle Corp.	76,664,439
Finance – Credit Card – 0.3%
301,485	Discover Financial Services	10,051,510
Food – Confectionary – 1.0%
607,867	Hershey Co.	37,280,483
Hotels and Motels – 1.1%
1,047,390	Marriott International, Inc. – Class A	39,643,711
Industrial Automation and Robotics – 1.0%
198,400	FANUC Corp.**	35,196,520
Instruments – Controls – 0.7%
740,370	Sensata Technologies Holding N.V.*,**	24,787,588
Insurance Brokers – 0.5%
331,083	AON Corp.*	16,242,932
Internet Content – Entertainment – 0.5%
1,307,547	Zynga, Inc. – Class A*	17,194,243
Internet Gambling – 0.5%
7,014,752	Bwin.Party Digital Entertainment PLC**	17,389,073
Investment Management and Advisory Services – 0.3%
192,399	T. Rowe Price Group, Inc.	12,563,655
Life and Health Insurance – 0.9%
4,134,000	AIA Group, Ltd.	15,145,880
1,439,723	Prudential PLC**	17,211,651
		32,357,531
Machinery – General Industrial – 0.5%
176,474	Roper Industries, Inc.	17,499,162
Medical – Biomedical and Genetic – 2.0%
589,475	Celgene Corp.*	45,696,102
581,056	Vertex Pharmaceuticals, Inc.*	23,829,107
		69,525,209
Medical – Drugs – 3.7%
462,246	Abbott Laboratories	28,331,057
302,337	Allergan, Inc.	28,852,020
1,029,592	Pfizer, Inc.	23,330,555

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 75

Janus Research Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Medical – Drugs – (continued)

725,186	Shire PLC**	$23,427,891
476,743	Valeant Pharmaceuticals International, Inc.**	25,596,331
		129,537,854
Medical – HMO – 0.8%
571,637	Aetna, Inc.	28,673,312
Medical – Wholesale Drug Distributors – 0.6%
513,179	AmerisourceBergen Corp.	20,362,943
Medical Products – 0.9%
552,951	Covidien PLC (U.S. Shares)**	30,235,361
Metal – Diversified – 0.7%
1,520,545	Ivanhoe Mines, Ltd.*,**	23,924,339
Metal – Iron – 0.4%
2,236,365	Fortescue Metals Group, Ltd.	13,455,894
Metal Processors and Fabricators – 1.2%
246,704	Precision Castparts Corp.	42,655,122
Multimedia – 2.2%
2,320,613	News Corp. – Class A	45,692,870
718,305	Walt Disney Co.	31,447,393
		77,140,263
Networking Products – 1.8%
2,939,056	Cisco Systems, Inc.	62,161,034
Non-Hazardous Waste Disposal – 1.0%
1,054,414	Waste Management, Inc.	36,862,313
Oil – Field Services – 0.9%
482,340	Schlumberger, Ltd. (U.S. Shares)	33,730,036
Oil and Gas Drilling – 0.8%
508,934	Helmerich & Payne, Inc.	27,456,989
Oil Companies – Exploration and Production – 5.9%
319,342	Continental Resources, Inc.*	27,405,930
378,833	EOG Resources, Inc.	42,088,346
438,509	Noble Energy, Inc.	42,877,410
434,774	Occidental Petroleum Corp.	41,403,528
1,572,700	OGX Petroleo e Gas Participacoes S.A.*	13,014,616
604,187	Tullow Oil PLC**	14,755,123
505,473	Whitting Petroleum Corp.*	27,447,184
		208,992,137
Oil Companies – Integrated – 0.8%
596,550	BG Group PLC**	13,814,902
200,453	Royal Dutch Shell PLC (ADR)**	14,057,769
		27,872,671
Oil Field Machinery and Equipment – 0.6%
264,012	National Oilwell Varco, Inc.	20,981,034
Pharmacy Services – 1.8%
759,192	Express Scripts, Inc.*	41,133,023
594,157	Omnicare, Inc.	21,134,164
		62,267,187
Pipelines – 0.8%
553,189	Enterprise Products Partners L.P.	27,919,449
Real Estate Management/Services – 0.5%
204,580	Jones Lang LaSalle, Inc.	17,043,560
Real Estate Operating/Development – 0.2%
2,012,300	PDG Realty S.A. Empreendimentos e Participacoes	6,958,740
REIT – Health Care – 0.4%
280,465	Ventas, Inc.	16,014,552
Retail – Apparel and Shoe – 1.3%
927,652	Limited Brands, Inc.	44,527,296
Retail – Auto Parts – 0.5%
48,195	AutoZone, Inc.*	17,918,901
Retail – Bedding – 1.1%
609,271	Bed Bath & Beyond, Inc.*	40,071,754
Retail – Discount – 1.3%
498,516	Costco Wholesale Corp.	45,265,253
Retail – Jewelry – 0.5%
292,931	Cie Financiere Richemont S.A.**	18,373,110
Retail – Major Department Stores – 1.5%
405,736	J.C. Penney Co., Inc.	14,375,227
669,971	Nordstrom, Inc.	37,330,784
		51,706,011
Retail – Restaurants – 1.3%
463,610	McDonald’s Corp.	45,480,141
Semiconductor Components/Integrated Circuits – 3.2%
3,405,444	Atmel Corp.*	33,577,678
27,831,000	Taiwan Semiconductor Manufacturing Co., Ltd.*	80,099,390
		113,677,068
Semiconductor Equipment – 1.5%
1,081,043	ASML Holdings N.V. (U.S. Shares)**	54,203,496
Soap and Cleaning Preparations – 0.6%
371,392	Reckitt Benckiser Group PLC**	20,984,981
Telecommunication Services – 1.0%
1,157,102	Amdocs, Ltd. (U.S. Shares)*,**	36,541,281
Television – 1.4%
1,448,601	CBS Corp. – Class B	49,122,060
Therapeutics – 0.6%
594,188	BioMarin Pharmaceutical, Inc.*	20,350,939
Tobacco – 2.1%
5,127	Japan Tobacco, Inc.**	28,872,290
501,906	Philip Morris International, Inc.	44,473,891
		73,346,181
Toys – 1.2%
1,244,037	Mattel, Inc.	41,874,285
Transactional Software – 0.4%
277,723	Solera Holdings, Inc.	12,744,708
Transportation – Railroad – 2.1%
289,836	Canadian Pacific Railway, Ltd.**	22,005,098
495,983	Union Pacific Corp.	53,308,253
		75,313,351
Transportation – Services – 2.7%
876,944	C.H. Robinson Worldwide, Inc.	57,431,063
492,881	United Parcel Service, Inc. – Class B	39,785,354
		97,216,417
Wireless Equipment – 0.9%
599,080	Crown Castle International Corp.*	31,954,927

Total Common Stock (cost $2,702,637,414)		3,480,597,053

See Notes to Schedules of Investments and Financial Statements.

76 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Exchange-Traded Fund – 0.6%
Commodity – 0.6%
1,516,526	Sprott Physical Gold Trust (ETF)** (cost $19,167,398)	$21,898,635

Money Market – 1.2%
41,166,000	Janus Cash Liquidity Fund LLC, 0% (cost $41,166,000)	41,166,000

Total Investments (total cost $2,762,970,812) – 100.3%		3,543,661,688

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(12,048,652)

Net Assets – 100%		$3,531,613,036

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$13,455,894	0.4%
Bermuda	14,168,246	0.4%
Brazil	19,973,356	0.6%
Canada	93,424,403	2.6%
Curacao	33,730,036	0.9%
Gibraltar	17,389,073	0.5%
Guernsey	36,541,281	1.0%
Hong Kong	15,145,880	0.4%
India	7,267,920	0.2%
Ireland	30,235,361	0.9%
Italy	19,883,810	0.6%
Japan	71,160,653	2.0%
Jersey	23,427,891	0.7%
Mexico	18,161,581	0.5%
Netherlands	114,177,087	3.2%
Switzerland	96,377,410	2.7%
Taiwan	80,099,390	2.3%
United Kingdom	132,502,927	3.7%
United States††	2,706,539,489	76.4%

Total	$3,543,661,688	100.0%

††	Includes Cash Equivalents (75.2% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 5/17/12	12,500,000	$19,984,631	$(144,132)
Canadian Dollar 5/17/12	3,500,000	3,506,453	(9,251)
Euro 5/17/12	12,900,000	17,206,049	(87,362)
Japanese Yen 5/17/12	951,500,000	11,503,533	56,564
Swiss Franc 5/18/12	3,120,000	3,459,586	(21,191)

		55,660,252	(205,372)

HSBC Securities (USA), Inc.:
British Pound 4/5/12	14,100,000	22,549,938	(311,981)
Canadian Dollar 4/5/12	6,000,000	6,016,588	10,655
Euro 4/5/12	11,000,000	14,668,572	(121,952)
Japanese Yen 4/5/12	766,000,000	9,256,987	119,639
Swiss Franc 4/5/12	2,300,000	2,548,828	(22,188)

		55,040,913	(325,827)

JPMorgan Chase & Co.:
British Pound 5/24/12	12,800,000	20,463,040	(259,776)
Euro 5/24/12	15,000,000	20,007,843	(262,593)
Japanese Yen 5/24/12	804,000,000	9,720,921	731
Swiss Franc 5/24/12	2,640,000	2,927,589	(41,964)

		53,119,393	(563,602)

RBC Capital Markets Corp.:
British Pound 5/10/12	15,700,000	25,102,195	(168,083)
Canadian Dollar 5/10/12	8,000,000	8,016,006	55,426
Euro 5/10/12	10,000,000	13,337,483	(132,483)
Japanese Yen 5/10/12	760,000,000	9,187,707	(66,795)

		55,643,391	(311,935)

Total		$219,463,949	$(1,406,736)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 77

Janus Triton Fund (unaudited)

Fund Snapshot
We believe an in-depth, research-driven investment process focused on identifying smaller cap companies with differentiated business models and sustainable competitive advantages will drive outperformance versus our benchmark and peers over time. Less rigid market cap constraints provide us the flexibility to invest in high quality, small-cap companies and capture a longer period of growth as these companies mature.
Chad Meade co-portfolio manager	Brian Schaub co-portfolio manager

Performance

Janus Triton Fund’s Class T Shares returned 27.90% over the six-month period ended March 31, 2012. The Fund’s primary benchmark, the Russell 2500 Growth Index, returned 30.09% during the period. The Fund’s secondary benchmark, the Russell 2000 Growth Index, returned 30.26%.

Investment Environment

The six-month period covered by this letter contained investment environments ranging from fear driven risk off market declines to exuberant low quality rallies. Much of the market pressure at the end of 2011 was driven by macro concerns around Europe’s debt crisis and the potential for a spillover into Europe’s banking system. As the fears eased post the announcement of new policy initiatives in Europe, stocks rallied globally and many underperformers quickly became outperformers.

Performance Discussion

The Fund performed as expected throughout this turbulent environment, protecting capital when the markets came under pressure and providing upside when that pressure eased. Rather than attempt to catch the turning tides in the markets, we seek to provide a steadier outcome based on high quality growth companies. Though we underperformed modestly for the period, we are pleased that our companies have driven outperformance over longer time periods (including the full 12 months).

Within the sectors, our holdings in technology underperformed the benchmark and detracted the most from relative results. One of the weakest performers in the sector was RealPage, which declined after issuing 2012 guidance slightly below consensus estimates. The company provides software to the rental housing industry and benefits from overall rental market activity. However, the company’s customer base experienced a slowdown in new applicant activity which forced the company to lower its overall revenue growth rate. Despite the near-term softness, we do not think this represents a structural or secular shift of the overall market dynamics. In fact, we believe the ability to add new customers combined with an even bigger cross-sell opportunity will help drive continued revenue and profit growth regardless of rental market activity. Also in technology, Ceva was another weak performer in the sector. The company, which makes digital signal processing chips, had performed well last year as it benefited from the exit of Texas Instruments from its core market. Given the strength in the stock and growing concerns about customer concentration, we reduced the position prior to the company reporting weak guidance at the end of January. Given the likelihood that the issues driving the weaker guidance will materialize, we sold the stock completely by the end of the period.

The Fund’s energy holdings were relatively weak as higher-beta, oil exploration-and-production (E&P) companies outperformed most of our selections. Most of our positions are in energy equipment, services and storage companies that we like for their strong recurring revenue streams and higher quality business models. They are also less dependent on the price of the commodity than E&P companies and have competitive advantages, such as highly engineered products that can mitigate competitive threats, in our view. Our weakest performer in the sector was a natural gas producer, Ultra Petroleum, which fell amid a persistently weak environment for natural gas pricing. While we trimmed the position, we think the company is well positioned to weather this down pricing cycle. The company is a low-cost producer, has a strong balance sheet and is likely to benefit from even a modest uptick in natural gas pricing.

Contributing to performance were our holdings in financials. We have long avoided “balance-sheet” financials such as banks, which we think have undifferentiated business models and face significant regulatory risk and macro pressure. Our focus is on companies that operate in niche areas and have recurring revenue models from subscriptions, services or fee-based financial products. One of our top performers in the sector

78 | MARCH 31, 2012

(unaudited)

was an electronic trading platform operator, MarketAxess Holdings, that has continued to gain market share from traditional methods of trading fixed income securities. It has also benefited from an improved trading environment and higher liquidity. Another top performer in the sector was Epoch Holding. The global asset manager has been steadily growing revenues and assets under management. The company has a good mix of domestic and international funds, and redemption rates have been relatively low. We like asset managers such as Epoch because they tend to have strong, unlevered balance sheets and control more of their own destiny compared to banks facing an uncertain interest rate and regulatory environment.

Relative results were also boosted by wireless communication tower company SBA Communications, which falls in the telecommunication services sector. Such companies have continued to see strong data usage drive demand for tower space. Telecommunications companies have also been competing for network quality, which generally has a direct impact on how much leasing they do with tower companies like SBA.

Outlook

Stocks have risen sharply and valuations are not as attractive to us as they were 6 months ago. Nonetheless, we have the luxury of fishing in a pool of 1200-1600 stocks, and we are always finding companies that we think have strong growth potential. The number of those opportunities isn’t as high as it has been historically, but we are being disciplined and sticking to our investment criteria: seeking to identify high quality growth companies that can do well in a weak environment and great in a strong one. The common theme is companies with competitive advantages, pricing power, a solid runway for long duration growth and a high quality business model. We seek to buy these companies when they are trading at an attractive risk/reward and size them in the portfolio based on our expectations for their upside as well as their potential downside.

Our view on the macro is simple: we hope for the best and plan for the worst. If there is another negative shock to the economy – such as a hard landing in China or a downturn in the U.S. – we think the portfolio will hold up well. If the economy continues to improve, we think companies in the portfolio can more than hold their own. We seek to build a portfolio of companies that can outperform during bear markets, taking share from competitors, as well as drive strong returns in a bull market. We remain committed to identifying these types of stocks and are excited about companies in the Fund.

Thank you for your investment in Janus Triton Fund.

Janus Growth & Core Funds | 79

Janus Triton Fund (unaudited)

Janus Triton Fund At A Glance

5 Top Performers – Holdings

Contribution

SBA Communications Corp. – Class A	1.27%
WESCO International, Inc.	0.99%
VistaPrint N.V. (U.S. Shares)	0.89%
MSC Industrial Direct Co. – Class A	0.88%
TransDigm Group, Inc.	0.85%

5 Bottom Performers – Holdings

Contribution

Polypore International, Inc.	–0.33%
Graftech International, Ltd.	–0.21%
Genesee & Wyoming, Inc. – Class A	–0.12%
Deckers Outdoor Corp.	–0.12%
Ultra Petroleum Corp. (U.S. Shares)	–0.12%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Financials	1.35%	9.99%	8.12%
Telecommunication Services	0.45%	2.85%	1.32%
Consumer Staples	0.25%	1.57%	3.79%
Industrials	0.17%	23.84%	17.12%
Utilities	0.15%	0.00%	0.43%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	–0.72%	21.92%	22.27%
Energy	–0.72%	10.74%	8.58%
Health Care	–0.43%	18.47%	15.91%
Consumer Discretionary	–0.02%	10.45%	14.86%
Materials	0.05%	0.17%	7.60%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

80 | MARCH 31, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	2.5%
SBA Communications Corp. – Class A Wireless Equipment	2.1%
TransDigm Group, Inc. Aerospace and Defense	1.9%
MSCI, Inc. – Class A Decision Support Software	1.9%
HEICO Corp. – Class A Aerospace and Defense – Equipment	1.9%

10.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

* Includes Security Sold Short of (0.3)%

Top Country Allocations  – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

Janus Growth & Core Funds | 81

Janus Triton Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012					per the January 27, 2012 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Triton Fund – Class A Shares
NAV	27.87%	6.12%	9.21%	11.90%	1.02%	1.02%
MOP	20.56%	0.02%	7.92%	10.97%

Janus Triton Fund – Class C Shares
NAV	27.34%	5.26%	8.42%	11.08%	1.81%	1.81%
CDSC	26.11%	4.25%	8.42%	11.08%

Janus Triton Fund – Class D Shares(1)	27.92%	6.28%	9.41%	12.08%	0.83%	0.83%

Janus Triton Fund – Class I Shares	27.96%	6.37%	9.36%	12.05%	0.76%	0.76%

Janus Triton Fund – Class R Shares	27.56%	5.68%	8.83%	11.48%	1.44%	1.44%

Janus Triton Fund – Class S Shares	27.68%	5.91%	9.02%	11.70%	1.19%	1.19%

Janus Triton Fund – Class T Shares	27.90%	6.23%	9.36%	12.05%	0.94%	0.94%

Russell 2500tm Growth Index	30.09%	2.70%	4.90%	7.05%

Russell 2000® Growth Index	30.26%	0.68%	4.15%	6.10%

Lipper Quartile – Class T Shares	–	1st	1st	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	–	56/503	3/387	2/324

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/all funds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

82 | MARCH 31, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, short sales, and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of a prior chare class of the Fund without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

Janus Growth & Core Funds | 83

Janus Triton Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,227.20	$6.49

Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,272.70	$11.02

Hypothetical (5% return before expenses)	$1,000.00	$1,015.30	$9.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,279.20	$4.67

Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	$4.14

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,279.60	$4.45

Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,275.60	$8.19

Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,276.80	$6.77

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,279.00	$5.30

Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70

†	Expenses are equal to the annualized expense ratio of 1.14% for Class A Shares, 1.94% for Class C Shares, 0.82% for Class D Shares, 0.78% for Class I Shares, 1.44% for Class R Shares, 1.19% for Class S Shares and 0.93% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

84 | MARCH 31, 2012

Janus Triton Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Common Stock – 93.2%
Aerospace and Defense – 1.9%
510,965	TransDigm Group, Inc.*	$59,149,308
Aerospace and Defense – Equipment – 1.9%
1,460,195	HEICO Corp. – Class A£	58,626,829
Apparel Manufacturers – 2.2%
641,045	Carter’s, Inc.*	31,904,810
1,442,530	Maidenform Brands, Inc.*,£	32,471,350
26,300	Under Armour, Inc. – Class A*	2,472,200
		66,848,360
Applications Software – 1.1%
1,766,969	RealPage, Inc.*	33,872,796
Auction House – Art Dealer – 1.0%
1,318,550	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	31,328,748
Audio and Video Products – 1.1%
1,131,220	DTS, Inc.*,£	34,185,468
Auto Repair Centers – 0.4%
280,235	Monro Muffler Brake, Inc.	11,626,950
Automotive – Truck Parts and Equipment – Original – 0.8%
408,075	WABCO Holdings, Inc.*	24,680,376
Commercial Banks – 0.8%
394,665	SVB Financial Group*	25,392,746
Commercial Services – 3.1%
741,755	CoStar Group, Inc.*	51,218,183
987,545	Iron Mountain, Inc.	28,441,296
728,930	Standard Parking Corp.*	14,943,065
		94,602,544
Commercial Services – Finance – 2.9%
2,358,188	Euronet Worldwide, Inc.*	49,262,547
827,265	Global Payments, Inc.	39,270,270
		88,532,817
Computer Software – 3.0%
1,161,357	Blackbaud, Inc.	38,591,893
2,274,716	SS&C Technologies Holdings, Inc.*	53,069,124
		91,661,017
Computers – Integrated Systems – 1.0%
860,970	Jack Henry & Associates, Inc.	29,376,296
Consulting Services – 1.0%
719,268	Gartner, Inc.*	30,669,588
Data Processing and Management – 0.9%
1,107,835	Broadridge Financial Solutions, Inc.	26,488,335
Decision Support Software – 1.9%
1,596,247	MSCI, Inc. – Class A*	58,757,852
Diagnostic Equipment – 1.7%
766,495	Gen-Probe, Inc.*	50,902,933
Diagnostic Kits – 0.8%
181,535	IDEXX Laboratories, Inc.*	15,875,236
419,334	Quidel Corp.*	7,703,165
		23,578,401
Distribution/Wholesale – 1.4%
636,120	WESCO International, Inc.*	41,544,997
Electric Products – Miscellaneous – 0.6%
1,578,352	Graftech International, Ltd.*	18,845,523
Electronic Components – Semiconductors – 0.9%
2,968,178	ON Semiconductor Corp.*	26,743,284
Electronic Measuring Instruments – 2.1%
887,857	Measurement Specialties, Inc.*,£	29,920,781
624,874	Trimble Navigation, Ltd.*	34,005,643
		63,926,424
Filtration and Separations Products – 1.6%
1,369,555	Polypore International, Inc.*	48,153,554
Finance – Auto Loans – 0.5%
154,508	Credit Acceptance Corp.*	15,606,853
Finance – Investment Bankers/Brokers – 1.1%
892,180	LPL Investment Holdings, Inc.	33,849,309
Finance – Other Services – 1.7%
372,364	Higher One Holdings, Inc.*	5,566,842
1,051,842	MarketAxess Holdings, Inc.	39,223,188
927,072	Netspend Holdings, Inc.*	7,194,079
		51,984,109
Food – Miscellaneous/Diversified – 0.5%
641,310	Snyders-Lance, Inc.	16,577,864
Footwear and Related Apparel – 2.9%
639,940	Deckers Outdoor Corp.*	40,348,217
1,324,240	Wolverine World Wide, Inc.	49,235,243
		89,583,460
Heart Monitors – 0.4%
188,286	HeartWare International, Inc.*	12,368,507
Home Furnishings – 1.0%
372,730	Tempur-Pedic International, Inc.*	31,469,594
Human Resources – 0.9%
2,024,376	Resources Connection, Inc.	28,442,483
Industrial Automation and Robotics – 1.0%
548,130	Nordson Corp.	29,878,566
Instruments – Controls – 2.2%
86,505	Mettler-Toledo International, Inc.*	15,981,799
1,517,204	Sensata Technologies Holding N.V.*	50,795,990
		66,777,789
Internet Content – Information/News – 0.1%
139,771	Yelp, Inc.*	3,758,442
Investment Management and Advisory Services – 1.9%
764,918	Eaton Vance Corp.	21,861,356
981,477	Epoch Holding Corp.	23,437,671
524,028	Financial Engines, Inc.*	11,717,266
		57,016,293
Machinery – General Industrial – 2.2%
367,935	Roper Industries, Inc.	36,484,434
417,124	Wabtec Corp.	31,438,636
		67,923,070
Medical – Biomedical and Genetic – 1.9%
956,089	Ariad Pharmaceuticals, Inc.*	15,249,620
1,001,973	Immunogen, Inc.*	14,418,391
765,355	Incyte Corp., Ltd.*	14,771,351
733,260	Seattle Genetics, Inc.*	14,943,839
		59,383,201

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 85

Janus Triton Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Medical – Drugs – 0.4%
674,970	Alkermes PLC*	$12,520,694
Medical – Generic Drugs – 0.5%
613,170	Impax Laboratories, Inc.*	15,071,719
Medical Information Systems – 1.0%
403,770	athenahealth, Inc.*	29,927,432
Medical Instruments – 2.5%
1,202,250	Endologix, Inc.*	17,612,962
331,040	Techne Corp.	23,205,904
1,300,940	Volcano Corp.*	36,881,649
		77,700,515
Medical Products – 4.0%
428,705	Cooper Cos., Inc.	35,029,486
1,683,095	PSS World Medical, Inc.*	42,649,627
654,615	Varian Medical Systems, Inc.*	45,142,250
		122,821,363
Multimedia – 0.4%
126,585	Factset Research Systems, Inc.	12,536,978
Oil – Field Services – 2.7%
196,770	Core Laboratories N.V.	25,889,029
1,493,315	PAA Natural Gas Storage L.P.	28,372,985
652,942	Targa Resources Corp.	29,676,214
		83,938,228
Oil Companies – Exploration and Production – 0.3%
475,450	Ultra Petroleum Corp. (U.S. Shares)*	10,759,434
Oil Field Machinery and Equipment – 2.5%
1,684,380	Dresser-Rand Group, Inc.*,**	78,138,388
Patient Monitoring Equipment – 1.5%
2,018,160	Masimo Corp.	47,184,581
Pharmacy Services – 1.1%
930,615	Omnicare, Inc.	33,101,976
Pipelines – 1.7%
781,479	Copano Energy LLC	27,898,800
511,895	DCP Midstream Partners L.P.	23,465,267
		51,364,067
Printing – Commercial – 1.8%
1,392,069	VistaPrint N.V. (U.S. Shares)*	53,803,467
Real Estate Management/Services – 1.0%
383,505	Jones Lang LaSalle, Inc.	31,949,802
Recreational Vehicles – 1.5%
638,535	Polaris Industries, Inc.	46,070,300
Retail – Automobile – 0.3%
515,028	Rush Enterprises, Inc. – Class B*,£	8,956,337
Retail – Catalog Shopping – 1.5%
543,710	MSC Industrial Direct Co. – Class A	45,280,169
Retail – Convenience Stores – 0.9%
475,130	Casey’s General Stores, Inc.	26,350,710
Retail – Petroleum Products – 1.6%
1,207,221	World Fuel Services Corp.	49,496,061
Retail – Sporting Goods – 1.0%
554,780	Hibbett Sports, Inc.*	30,263,249
Semiconductor Components/Integrated Circuits – 1.2%
3,657,880	Atmel Corp.*	36,066,697
Steel – Producers – 0.5%
254,475	Reliance Steel & Aluminum Co.	14,372,748
Theaters – 1.6%
3,245,825	National CineMedia, Inc.£	49,661,122
Therapeutics – 1.0%
388,810	BioMarin Pharmaceutical, Inc.*	13,316,743
673,295	Pharmacyclics, Inc.*	18,690,669
		32,007,412
Transactional Software – 1.4%
911,505	Solera Holdings, Inc.	41,828,964
Transportation – Railroad – 1.0%
543,210	Genesee & Wyoming, Inc. – Class A*	29,648,402
Transportation – Truck – 2.7%
917,885	Landstar System, Inc.	52,980,322
640,261	Old Dominion Freight Line, Inc.*	30,521,242
		83,501,564
Virtual Reality Products – 1.1%
2,585,084	RealD, Inc.*	34,898,634
Wireless Equipment – 2.1%
1,269,255	SBA Communications Corp. – Class A*	64,490,847

Total Common Stock (cost $2,423,273,064)		2,857,826,546

Money Market – 8.0%
245,517,702	Janus Cash Liquidity Fund LLC, 0% (cost $245,517,702)	245,517,702

Total Investments (total cost $2,668,790,766) – 101.2%		3,103,344,248

Security Sold Short – (0.3)%
Common Stock Sold Short – (0.3)%
Retail – Restaurants – (0.3)%
182,165	BJ’s Restaurants, Inc.* (proceeds $6,310,049)	(9,172,007)

Liabilities, net of Cash, Receivables and Other Assets– (0.9)%		(27,358,480)

Net Assets – 100%		$3,066,813,761

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$42,088,182	1.4%
Ireland	12,520,694	0.4%
Netherlands	130,488,486	4.2%
United States††	2,918,246,886	94.0%

Total	$3,103,344,248	100.0%

††	Includes Cash Equivalents (86.1% excluding Cash Equivalents).

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(9,172,007)	100.0%

Total	$(9,172,007)	100.0%

See Notes to Schedules of Investments and Financial Statements.

86 | MARCH 31, 2012

Janus Twenty Fund (unaudited)(closed to new investors)

Fund Snapshot
We seek to invest in superior business models that exhibit high returns on capital and excess cash flow generation. We focus our analysis on companies we believe have large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the 6-month period ended March 31, 2012, Janus Twenty Fund’s Class T Shares returned 29.83% versus a return of 26.85% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 25.89% for the period.

Overview

Volatility and correlations declined as the markets traded around individual equity fundamentals more than geopolitical and macroeconomic issues. For the global economy, the biggest macro drivers were continued signs of recovery in the U.S. economy and a dramatic increase in confidence that Europe has devised solutions to deal with sovereign debt issues, reducing the risk of a systemic banking crisis and collapse of the euro.

The Fund performed well in the period as equities started responding to fundamental drivers more than macro issues. With recession fears easing in the U.S. and Europe appearing to stabilize, we saw a reversal of some of the flight-to-safety trades of 2011 when investors crowded into slow growth, high dividend-paying stocks with little economic sensitivity. The unwinding of those trades was a big change in the market, helping to drive growth equities higher. Correlations also declined, indicating that investors are looking more at specific business attributes.

We take a long-term view on the value creation of companies we invest in and our conviction paid off in the period as several positions that performed poorly in late 2011 staged a strong recovery. Our holdings in the technology sector were among our strongest performers. Our largest holding, Apple, continued to be a top contributor to relative results. Our thesis on Apple is that it has developed a strong ecosystem with multiple devices bringing consumers and businesses into the Apple family. Apple’s customers then tend to increase spending on its products, and they become more loyal and more profitable to the company. We have seen this thesis play out globally as Apple has continued to report record sales and profits.

Two other top tech holdings, eBay and EMC, contributed to relative results as well. Our thesis on eBay has been that its PayPal franchise would be highly valuable as it expands into offline payments. We have started to see evidence of this with PayPal now piloting offline programs at major retailers. We think eBay is just starting to be given credit in the market for this opportunity, which will be a long-term growth driver. For EMC, storage has been one of the fastest-growing areas in corporate IT spending and EMC’s mid- and high-end products have been selling well. The company reported impressive relative sales strength versus competitors in its last quarter, indicating an improvement in execution of the business.

The Fund’s selections in health care outperformed. One of our top performers was Medco Health Solutions, a pharmacy benefit manager (PBM) that plans to merge with a rival PBM (another position in the Fund). We have held both stocks on the belief that PBMs benefit from the wave of patented drugs going generic and help the health care system save money (while taking a percentage of the savings for themselves). We think this is an attractive business model. The companies have been unable to buy back shares while waiting for the merger to be approved, hurting stock performance. Regulators recently granted approval of the merger, however, and both stocks rose on anticipation of the deal closing. We think the combined company will drive increasing generic adoption and will have more capacity to drive down costs in the health care system, creating breakaway economics for their business.

Our selections in industrials rose overall, but lagged the sector returns. Our holdings are mostly concentrated in transport services, logistics and asset light companies that tend to underperform the more cyclical names in the sector. We think this is a short-term phenomenon and believe our holdings have attractive long-term growth drivers. One of our weakest holdings in the sector, for example, was the logistics company C.H. Robinson Worldwide. The company has been impacted by a

Janus Growth & Core Funds | 87

Janus Twenty Fund (unaudited)(closed to new investors)

shortage of trucking capacity, which has reduced profitability as truckers have demanded better pricing. We like C.H. Robinson’s business model, however, which has posted 15% annual growth for years. We think the long-term opportunity and value of the business remain intact.

Materials was another weak sector for the Fund. Shares of a copper mining stock, Ivanhoe Mines, were relatively weak. The stock rose overall but trailed the sector returns, performing poorly after another mining company was able to acquire a majority stake in Ivanhoe without having to pay a control premium. We think Ivanhoe may find another single buyer for its outstanding equity, or a combination of mining companies may divide the company’s assets. Progress on its mine in Mongolia has continued, meanwhile. Regardless of potential merger-and-acquisition activity, we think the mine’s ongoing construction is what ultimately matters and that the value of the mine will eventually accrue to shareholders.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Contributors

Apple was the largest relative contributor. As discussed above, we think Apple has developed a strong ecosystem with multiple devices bringing consumers and businesses into the Apple family.

eBay rose. We think eBay’s open platform for commerce and payments is best positioned to benefit from accelerating multi-channel commerce in which increasingly online will be used to generate offline in-store demand.

Medco Health Solutions was a top contributor. We like the pharmacy benefit manager for its market-leading position and believe it can continue to win new business.

Detractors

C.H. Robinson Worldwide detracted from relative results. As mentioned above, the freight logistics company has been impacted by a shortage of truck capacity. Long-term, we like the company’s business model, which has historically generated high cash levels and high returns on invested capital.

Southwestern Energy declined. The U.S. natural gas producer fell on persistent weakness in the price of natural gas following an unseasonably warm winter. Though we like its position as a low cost producer and strong capital allocator, we sold the stock in favor of better ideas given the high likelihood that the oversupply of natural gas in the U.S. will negatively impact pricing for some time.

Amazon.com traded lower. The online retailer is the midst of a significant investment cycle to drive more scale in its global e-commerce and cloud platform businesses. Once these investments are over, the company’s operating margins should revive, in our view. In addition to Amazon’s successful e-commerce business, we feel its web services (AWS) is poised to become a key infrastructure-as-a-service provider for cloud computing and could become a platform-as-a-service provider as well. We also think AWS will provide significant synergies for Amazon’s consumer media business with a cloud-based media management service.

Outlook

Despite the recent rally, valuations for large-cap U.S. stocks look attractive to us. These stocks have underperformed for a number of years and multiples still look reasonable, both on an absolute basis and compared to other market caps, geographies or fixed income. Profit margins are high, indicating a potential for reversion to the mean. However, much of the volatility in margins is in industrial stocks, which tend to be highly cyclical. We have very little exposure to this area of the market. Moreover, we think companies we invest in have pricing power, which should enable them to protect margins. Companies with strong brands and differentiated products are less likely to get squeezed and these are the types of businesses we seek to identify for the core of the portfolio.

While the macro environment has improved, we are watching closely for signs of potential weakness. The biggest issues are the sustainability of the U.S. recovery and Europe’s ability to manage more sovereign debt defaults. In both cases, we have seen encouraging developments, including improvements in U.S. economic indicators and widespread acceptance by Greek debt holders of substantial haircuts to their holdings. We are also closely watching the situation in China – how the Chinese government handles stimulating the economy while the real estate market slows; we think the government has many policy options and we don’t expect a hard landing.

Thank you for your investment in Janus Twenty Fund.

88 | MARCH 31, 2012

(unaudited)(closed to new investors)

Janus Twenty Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	5.80%
eBay, Inc.	2.17%
Medco Health Solutions, Inc.	2.08%
Celgene Corp.	1.87%
EMC Corp.	1.62%

5 Bottom Performers – Holdings

Contribution

Southwestern Energy Co.	–0.13%
Vertex Pharmaceuticals, Inc.	–0.12%
C.H. Robinson Worldwide, Inc.	–0.09%
Amazon.com, Inc.	–0.06%
Israel Chemicals, Ltd.	–0.06%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	1.79%	33.16%	28.85%
Consumer Staples	1.36%	0.86%	12.26%
Health Care	1.22%	15.73%	10.51%
Consumer Discretionary	0.96%	20.09%	14.35%
Energy	0.38%	5.43%	10.82%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–1.46%	13.01%	12.69%
Materials	–0.79%	2.26%	5.41%
Financials	–0.03%	6.46%	4.02%
Utilities	0.02%	0.00%	0.08%
Telecommunication Services	0.26%	3.00%	1.01%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 89

Janus Twenty Fund (unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Apple, Inc. Computers	12.7%
eBay, Inc. E-Commerce/Products	8.3%
Celgene Corp. Medical – Biomedical and Genetic	7.1%
Medco Health Solutions, Inc. Pharmacy Services	4.7%
News Corp. – Class A Multimedia	4.6%

37.4%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 1.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

90 | MARCH 31, 2012

(unaudited)(closed to new investors)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012						per the January 27, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Twenty Fund – Class D Shares(1)	29.96%	9.21%	5.43%	7.47%	11.87%	0.82%

Janus Twenty Fund – Class T Shares(1)	29.83%	9.02%	5.37%	7.44%	11.85%	0.94%

Russell 1000® Growth Index	26.85%	11.02%	5.10%	4.28%	10.03%

S&P 500® Index	25.89%	8.54%	2.01%	4.12%	10.54%

Lipper Quartile – Class T Shares	–	2nd	1st	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	292/758	139/573	4/367	2/25

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

See important disclosures on the next page.

Janus Growth & Core Funds | 91

Janus Twenty Fund (unaudited)(closed to new investors)

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,299.60	$4.20

Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	$3.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,298.30	$4.83

Hypothetical (5% return before expenses)	$1,000.00	$1,202.80	$4.24

†	Expenses are equal to the annualized expense ratio of 0.73% for Class D Shares and 0.84% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

92 | MARCH 31, 2012

Janus Twenty Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Common Stock – 99.9%
Apparel Manufacturers – 0.8%
10,670,300	Prada SpA	$69,392,058
Applications Software – 3.8%
10,310,545	Microsoft Corp.	332,515,076
Athletic Footwear – 1.7%
1,321,985	NIKE, Inc. – Class B	143,356,054
Automotive – Cars and Light Trucks – 2.1%
14,262,445	Ford Motor Co.	178,137,938
Beverages – Wine and Spirits – 1.0%
829,710	Pernod-Ricard S.A.	86,742,761
Brewery – 0%
2,820,878	Anheuser-Busch InBev N.V. – VVPR Strip*	11,285
Casino Hotels – 2.0%
12,787,492	MGM Resorts International*	174,165,641
Commercial Banks – 1.7%
5,957,176	Standard Chartered PLC	148,626,906
Commercial Services – Finance – 1.0%
209,280	MasterCard, Inc. – Class A	88,010,611
Computers – 12.7%
1,844,354	Apple, Inc.*	1,105,634,892
Computers – Memory Devices – 4.2%
12,154,100	EMC Corp.*	363,164,508
E-Commerce/Products – 9.1%
325,750	Amazon.com, Inc.*	65,967,633
19,642,345	eBay, Inc.*	724,606,107
		790,573,740
Electronic Components – Miscellaneous – 2.3%
5,439,125	TE Connectivity, Ltd. (U.S. Shares)	199,887,844
Electronic Connectors – 1.4%
2,043,285	Amphenol Corp. – Class A	122,127,145
Enterprise Software/Services – 2.5%
7,448,712	Oracle Corp.	217,204,442
Hotels and Motels – 1.5%
3,510,595	Marriott International, Inc. – Class A	132,876,021
Industrial Automation and Robotics – 4.5%
2,213,100	FANUC Corp.	392,607,952
Internet Content – Entertainment – 0.9%
3,462,865	Zynga, Inc. – Class A*	45,536,675
2,688,570	Zynga, Inc. – Class B – Private Placement*,°° ,§	33,586,961
		79,123,636
Life and Health Insurance – 3.7%
38,376,400	AIA Group, Ltd.	140,600,953
14,988,207	Prudential PLC	179,181,549
		319,782,502
Medical – Biomedical and Genetic – 8.4%
8,018,143	Celgene Corp.*	621,566,445
2,667,767	Vertex Pharmaceuticals, Inc.*	109,405,125
		730,971,570
Metal – Diversified – 1.8%
10,039,889	Ivanhoe Mines, Ltd. (U.S. Shares)*	158,027,853
Metal Processors and Fabricators – 2.4%
1,212,310	Precision Castparts Corp.	209,608,399
Multimedia – 4.6%
20,451,315	News Corp. – Class A	402,686,392
Oil – Field Services – 1.4%
1,667,025	Schlumberger, Ltd. (U.S. Shares)	116,575,058
Oil Companies – Exploration and Production – 1.6%
17,137,900	OGX Petroleo e Gas Participacoes S.A.*	141,821,828
Pharmacy Services – 7.6%
4,602,025	Express Scripts, Inc.*	249,337,715
5,839,395	Medco Health Solutions, Inc.*	410,509,468
		659,847,183
Retail – Apparel and Shoe – 4.4%
7,945,185	Limited Brands, Inc.	381,368,880
Retail – Jewelry – 2.3%
3,196,597	Cie Financiere Richemont S.A.	200,495,778
Transportation – Services – 5.4%
2,458,240	C.H. Robinson Worldwide, Inc.	160,990,138
3,786,180	United Parcel Service, Inc. – Class B	305,620,449
		466,610,587
Wireless Equipment – 3.1%
5,077,480	Crown Castle International Corp.*	270,832,783

Total Common Stock (cost $6,004,299,371)		8,682,787,323

Money Market – 0.6%
52,641,196	Janus Cash Liquidity Fund LLC, 0% (cost $52,641,196)	52,641,196

Total Investments (total cost $6,056,940,567) – 100.5%		8,735,428,519

Liabilities, net of Cash, Receivables and Other Assets– (0.5)%		(42,809,719)

Net Assets – 100%		$8,692,618,800

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$11,285	0.0%
Brazil	141,821,828	1.6%
Canada	158,027,853	1.8%
Curacao	116,575,058	1.3%
France	86,742,761	1.0%
Hong Kong	140,600,953	1.6%
Italy	69,392,058	0.8%
Japan	392,607,952	4.5%
Switzerland	400,383,622	4.6%
United Kingdom	327,808,455	3.8%
United States††	6,901,456,694	79.0%

Total	$8,735,428,519	100.0%

††	Includes Cash Equivalents (78.4% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 93

Janus Venture Fund (unaudited)

Fund Snapshot
We believe that a research-driven investment process focused on identifying quality small-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large addressable markets that are poised for growth over a multi-year period.
Chad Meade co-portfolio manager	Brian Schaub co-portfolio manager

Performance

Janus Venture Fund’s Class T Shares returned 27.43% over the six-month period ended March 31, 2012. The Fund’s primary benchmark, the Russell 2000 Growth Index, returned 30.26%, and its secondary benchmark, the Russell 2000 Index, returned 29.83% during the period.

Investment Environment

The six-month period covered by this letter contained investment environments ranging from fear driven risk off market declines to exuberant low quality rallies. Much of the market pressure at the end of 2011 was driven by macro concerns around Europe’s debt crisis and the potential for a spillover into Europe’s banking system. As the fears eased post the announcement of new policy initiatives in Europe, stocks rallied globally and many underperformers quickly became outperformers.

Performance Discussion

The Fund performed as we expected throughout this turbulent environment, protecting capital when the markets came under pressure and providing upside when that pressure eased. Rather than attempt to catch the turning tides in the markets, we seek to provide a more steady outcome based on high quality growth companies. Though we underperformed modestly for the period, we are pleased that our companies have driven outperformance over longer time periods (including the full 12 months).

Our health care picks were the largest detractors from relative performance. Our largest relative detractor in the sector was NuVasive, a medical technology company focused on minimally invasive spine procedures. Despite growing double digits in a declining market, the overall outlook for spine procedures slowed dramatically. Compounding slower market growth was a recent court case that found NuVasive in violation of competitors’ intellectual property. Given the outlook for continued volume declines, heightened pricing pressure, and a less defensible competitive position, we decided to exit the position. Also relatively weak in the sector was Volcano, a company with proprietary medical technology for the diagnosis and treatment of cardiovascular diseases. The business is underpenetrated in the U.S. and its potential end market and runway for growth are significant. We think the company is well positioned because it helps save costs in the system, eliminating the need for re-treatment of patients.

On a positive note, a top performer in the health care sector was athenahealth, a company that provides software for managing medical practices. The company has continued to execute and take share. Less than 10% of physician practices use its product platform, and we think the company has a large and growing addressable market with a unique and differentiated proposition for its customer base.

The Fund’s energy holdings were relatively weak as higher-beta, exploration-and-production (E&P) companies outperformed most of our selections. We own shares in energy equipment, services and storage companies that we like for their strong recurring revenue streams. They are also less dependent on the price of the commodity than E&P companies and have competitive advantages, such as highly engineered products that can mitigate competitive threats, in our view.

Contributing to performance were our holdings in financials. We have long avoided “balance-sheet” financials such as banks, which we think have undifferentiated business models and face significant regulatory risk and macro pressure. Our focus is on companies that operate in niche areas and have recurring revenue models from subscriptions, services or fee-based financial products. One of our top performers in the sector was an electronic trading platform operator, MarketAxess Holdings, that has continued to gain market share from traditional methods of trading fixed income securities. It has also benefited from an improved trading environment and higher liquidity. Another top performer was Epoch Holding. The global asset manager has been steadily

94 | MARCH 31, 2012

(unaudited)

growing revenues and assets under management. The company has a good mix of domestic and international funds, and redemption rates have been relatively low. We like asset managers such as Epoch because they tend to have strong, unlevered balance sheets and control more of their own destiny compared to banks facing an uncertain interest rate and regulatory environment.

Also relatively strong were our holdings in industrials, led by WESCO. The distributor of electrical and industrial maintenance, repair and operating supplies to various end markets (mainly government and construction) has shown a historical ability to create value through the economic cycle. We believe the company will continue to gain market share in a fragmented industry. CoStar also performed well in the sector. The company is a provider of information, marketing and analytic services to the commercial real estate industry in the United States and United Kingdom. The company has benefited from an improved commercial real estate market. We like its subscription-based business model and believe it will see margin improvement as its end market continues to strengthen.

Outlook

Stocks have risen sharply and valuations are not as attractive to us as they were 6 months ago. Nonetheless, we have the luxury of fishing in a pool of 1200-1600 stocks, and we are always finding companies that we think have strong growth potential. The number of those opportunities isn’t as high as it has been historically, but we are being disciplined and sticking to our investment criteria: seeking to identify high quality growth companies that can do well in a weak environment and great in a strong one. The common theme is companies with competitive advantages, pricing power, a solid runway for long duration growth and a high quality business model. We seek to buy these companies when they are trading at an attractive risk/reward and size them in the portfolio based on our expectations for their upside as well as their potential downside.

Our view on the macro is simple: we hope for the best and plan for the worst. If there is another negative shock to the economy – such as a hard landing in China or a downturn in the U.S. – we think the portfolio will hold up well. If the economy continues to improve, we think companies in the portfolio can more than hold their own. We seek to build a portfolio of companies that can outperform during bear markets, taking share from competitors, as well as drive strong returns in a bull market. We remain committed to identifying these types of stocks and are excited about companies in the Fund.

Thank you for your investment in Janus Venture Fund.

Janus Growth & Core Funds | 95

Janus Venture Fund (unaudited)

Janus Venture Fund At A Glance

5 Top Performers – Holdings

Contribution

WESCO International, Inc.	1.14%
VistaPrint N.V. (U.S. Shares)	0.94%
Epoch Holding Corp.	0.93%
SS&C Technologies Holdings, Inc.	0.85%
Old Dominion Freight Line, Inc.	0.82%

5 Bottom Performers – Holdings

Contribution

Vocus, Inc.	–0.24%
NuVasive, Inc.	–0.24%
Polypore International, Inc.	–0.21%
Bio-Reference Labs, Inc.	–0.19%
Cash Store Financial Services, Inc.	–0.16%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Financials	1.19%	6.60%	7.56%
Industrials	0.51%	18.73%	16.43%
Consumer Staples	0.47%	1.72%	4.17%
Telecommunication Services	0.20%	1.23%	1.01%
Information Technology	0.05%	25.27%	23.34%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	–1.26%	20.85%	19.81%
Energy	–0.90%	10.86%	8.66%
Consumer Discretionary	–0.50%	13.74%	14.75%
Materials	–0.33%	1.00%	4.17%
Utilities	0.03%	0.00%	0.10%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

96 | MARCH 31, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

HEICO Corp. – Class A Aerospace and Defense – Equipment	2.0%
VistaPrint N.V. (U.S. Shares) Printing – Commercial	2.0%
CoStar Group, Inc. Commercial Services	2.0%
Gen-Probe, Inc. Diagnostic Equipment	1.9%
SS&C Technologies Holdings, Inc. Computer Software	1.9%

9.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

Janus Growth & Core Funds | 97

Janus Venture Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012						per the January 27, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Venture Fund – Class A Shares
NAV	27.35%	6.20%	3.99%	7.87%	11.77%	1.01%	1.01%
MOP	20.04%	0.10%	2.77%	7.23%	11.53%

Janus Venture Fund – Class C Shares
NAV	26.92%	3.42%	3.06%	6.95%	11.03%	3.00%	2.07%
CDSC	25.75%	2.46%	3.06%	6.95%	11.03%

Janus Venture Fund – Class D Shares(1)	27.53%	6.84%	4.28%	8.15%	11.96%	0.85%	0.85%

Janus Venture Fund – Class I Shares	27.55%	6.69%	4.23%	8.12%	11.95%	0.73%	0.73%

Janus Venture Fund – Class S Shares	27.38%	5.83%	3.84%	7.71%	11.65%	1.19%	1.19%

Janus Venture Fund – Class T Shares	27.43%	6.69%	4.23%	8.12%	11.95%	0.96%	0.96%

Russell 2000® Growth Index	30.26%	0.68%	4.15%	6.00%	7.40%

Russell 2000® Index	29.83%	–0.18%	2.13%	6.45%	9.35%

Lipper Quartile – Class T Shares	–	1st	2nd	1st	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	–	46/503	152/387	15/251	2/10

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

98 | MARCH 31, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, short sales, and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on May 6, 2011. The historical performance shown for periods prior to May 6, 2011, reflects the performance of a prior share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers. If each share class of the Fund had been available during periods prior to May 6, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on May 6, 2011. The historical performance shown for periods prior to May 6, 2011, reflects the performance of a prior share class of the Fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to May 6, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

Janus Growth & Core Funds | 99

Janus Venture Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,273.70	$6.14

Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,267.80	$10.83

Hypothetical (5% return before expenses)	$1,000.00	$1,015.45	$9.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,275.30	$4.72

Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,275.50	$4.04

Hypothetical (5% return before expenses)	$1,000.00	$1,021.45	$3.59

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,273.80	$5.91

Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,274.30	$5.29

Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70

†	Expenses are equal to the annualized expense ratio of 1.08% for Class A Shares, 1.91% for Class C Shares, 0.83% for Class D Shares, 0.71% for Class I Shares, 1.04% for Class S Shares and 0.93% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

100 | MARCH 31, 2012

Janus Venture Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Common Stock – 93.3%
Aerospace and Defense – Equipment – 2.0%
753,821	HEICO Corp. – Class A	$30,265,913
Agricultural Chemicals – 0.9%
528,665	Intrepid Potash, Inc.*	12,862,419
Apparel Manufacturers – 3.3%
356,890	Carter’s, Inc.*	17,762,415
665,360	Maidenform Brands, Inc.*	14,977,254
4,072,728	Quiksilver, Inc.*	16,453,821
		49,193,490
Applications Software – 1.2%
918,652	RealPage, Inc.*	17,610,559
Auction House – Art Dealer – 1.2%
745,351	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	17,709,540
Audio and Video Products – 2.0%
788,289	DTS, Inc.*	23,822,093
384,655	Skullcandy, Inc.*	6,089,089
		29,911,182
Auto Repair Centers – 0.5%
160,565	Monro Muffler Brake, Inc.	6,661,842
Commercial Services – 3.9%
191,560	Acacia Research Corp.*	7,995,714
432,290	CoStar Group, Inc.*	29,849,625
944,846	Standard Parking Corp.*,£	19,369,343
		57,214,682
Commercial Services – Finance – 2.7%
651,270	Cardtronics, Inc.*	17,095,837
1,092,793	Euronet Worldwide, Inc.*	22,828,446
		39,924,283
Computer Services – 0.9%
775,166	LivePerson, Inc.*	12,999,534
Computer Software – 5.4%
586,821	Blackbaud, Inc.	19,500,062
775,778	Convio, Inc.*,£	12,001,286
426,885	Cornerstone OnDemand, Inc.*	9,323,168
889,501	Envestnet, Inc.*	11,136,553
1,185,067	SS&C Technologies Holdings, Inc.*	27,647,613
		79,608,682
Computers – Integrated Systems – 0.7%
293,950	Stratasys, Inc.*	10,735,054
Consulting Services – 1.6%
419,158	Gartner, Inc.*	17,872,897
156,940	Zillow, Inc.*	5,585,495
		23,458,392
Consumer Products – Miscellaneous – 0.6%
259,470	SodaStream International, Ltd.*	8,738,950
Data Processing and Management – 1.0%
632,275	Broadridge Financial Solutions, Inc.	15,117,695
Decision Support Software – 0.9%
349,820	MSCI, Inc. – Class A*	12,876,874
Diagnostic Equipment – 1.9%
419,536	Gen-Probe, Inc.*	27,861,386
Diagnostic Kits – 1.5%
1,202,636	Quidel Corp.*	22,092,423
Distribution/Wholesale – 2.8%
161,927	MWI Veterinary Supply, Inc.*	14,249,576
407,941	WESCO International, Inc.*	26,642,627
		40,892,203
Diversified Operations – 0.1%
867,990	Digital Domain – Private Placement°° ,§	1,011,014
E-Commerce/Products – 0.2%
140,900	CafePress, Inc.*	2,698,235
Electronic Components – Semiconductors – 1.7%
462,984	Ceva, Inc.*	10,514,366
606,395	International Rectifier Corp.*	13,989,533
		24,503,899
Electronic Measuring Instruments – 1.5%
642,597	Measurement Specialties, Inc.*	21,655,519
Enterprise Software/Services – 1.0%
401,800	Tyler Technologies, Inc.*	15,433,138
Filtration and Separations Products – 1.5%
634,260	Polypore International, Inc.*	22,300,582
Finance – Auto Loans – 0.5%
76,784	Credit Acceptance Corp.*	7,755,952
Finance – Consumer Loans – 0.3%
672,745	Cash Store Financial Services, Inc.	3,969,196
Finance – Other Services – 2.9%
377,960	FX Alliance, Inc.	5,926,413
810,280	Higher One Holdings, Inc.*	12,113,686
542,869	MarketAxess Holdings, Inc.	20,243,585
599,132	Netspend Holdings, Inc.*	4,649,264
		42,932,948
Food – Miscellaneous/Diversified – 0.6%
357,230	Snyders-Lance, Inc.	9,234,396
Footwear and Related Apparel – 1.4%
558,719	Wolverine World Wide, Inc.	20,773,172
Hazardous Waste Disposal – 0.6%
418,665	Heritage-Crystal Clean, Inc.*	8,352,367
Health Care Cost Containment – 1.0%
1,177,525	ExamWorks Group, Inc.*	14,624,861
Heart Monitors – 0.4%
96,205	HeartWare International, Inc.*	6,319,706
Human Resources – 1.1%
1,174,343	Resources Connection, Inc.	16,499,519
Industrial Automation and Robotics – 0.9%
246,155	Nordson Corp.	13,417,909
Internet Content – Information/News – 0.4%
232,916	Yelp, Inc.*	6,263,111
Investment Management and Advisory Services – 2.7%
642,850	Epoch Holding Corp.	15,351,258
294,825	Financial Engines, Inc.*	6,592,287
491,400	Gluskin Sheff + Associates, Inc.	7,342,419
1,282,495	WisdomTree Investments, Inc.*	10,734,483
		40,020,447
Machinery – General Industrial – 1.3%
248,276	Wabtec Corp.	18,712,562

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 101

Janus Venture Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares		Value

Medical – Biomedical and Genetic – 2.0%
462,699	Ariad Pharmaceuticals, Inc.*	$7,380,049
484,903	Immunogen, Inc.*	6,977,754
375,550	Incyte Corp., Ltd.*	7,248,115
355,775	Seattle Genetics, Inc.*	7,250,695
		28,856,613
Medical – Drugs – 0.5%
732,953	Achillion Pharmaceuticals, Inc.*	7,021,690
Medical – Generic Drugs – 0.5%
305,095	Impax Laboratories, Inc.*	7,499,235
Medical Information Systems – 0.9%
184,436	athenahealth, Inc.*	13,670,396
Medical Instruments – 3.9%
593,635	Conceptus, Inc.*	8,536,471
686,423	Endologix, Inc.*	10,056,097
232,060	Techne Corp.	16,267,406
820,620	Volcano Corp.*	23,264,577
		58,124,551
Medical Products – 1.6%
931,860	PSS World Medical, Inc.*	23,613,332
Oil – Field Services – 2.1%
820,049	PAA Natural Gas Storage L.P.	15,580,931
340,443	Targa Resources Corp.	15,473,134
		31,054,065
Oil Field Machinery and Equipment – 2.9%
464,850	Dresser-Rand Group, Inc.*	21,564,392
320,820	Dril-Quip, Inc.*	20,859,716
		42,424,108
Patient Monitoring Equipment – 1.6%
1,027,375	Masimo Corp.	24,020,028
Pharmacy Services – 2.6%
230,495	Catalyst Health Solutions, Inc.*	14,689,446
318,055	SXC Health Solutions Corp. (U.S. Shares)*	23,841,403
		38,530,849
Pipelines – 2.1%
439,350	Copano Energy LLC	15,684,795
338,825	DCP Midstream Partners L.P.	15,531,738
		31,216,533
Printing – Commercial – 2.0%
781,308	VistaPrint N.V. (U.S. Shares)*	30,197,554
Recreational Vehicles – 1.2%
238,841	Polaris Industries, Inc.	17,232,378
Retail – Automobile – 0.3%
276,522	Rush Enterprises, Inc. – Class B*	4,808,718
Retail – Building Products – 0.7%
388,885	Lumber Liquidators Holdings, Inc.*	9,764,902
Retail – Convenience Stores – 1.0%
271,165	Casey’s General Stores, Inc.	15,038,811
Retail – Discount – 1.0%
682,693	Gordmans Stores, Inc.*	14,998,765
Retail – Petroleum Products – 1.8%
641,260	World Fuel Services Corp.	26,291,660
Retail – Sporting Goods – 1.1%
290,600	Hibbett Sports, Inc.*	15,852,230
Schools – 0.5%
339,415	K12, Inc.*	8,020,376
Theaters – 1.8%
1,779,337	National CineMedia, Inc.	27,223,856
Therapeutics – 0.6%
342,763	Pharmacyclics, Inc.*	9,515,101
Transportation – Services – 1.8%
733,875	HUB Group, Inc. – Class A*	26,441,516
Transportation – Truck – 2.1%
290,183	Landstar System, Inc.	16,749,363
287,532	Old Dominion Freight Line, Inc.*	13,706,650
		30,456,013
Virtual Reality Products – 1.6%
1,805,104	RealD, Inc.*	24,368,904

Total Common Stock (cost $1,073,996,955)		1,378,455,820

Warrant – 0%
Automotive – Truck Parts and Equipment – Replacement – 0%
88,303	Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12°° ,§ (cost $198,681)	0

Money Market – 6.3%
93,515,013	Janus Cash Liquidity Fund LLC, 0% (cost $93,515,013)	93,515,013

Total Investments (total cost $1,167,710,649) – 99.6%		1,471,970,833

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		5,499,046

Net Assets – 100%		$1,477,469,879

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$52,862,558	3.6%
Israel	8,738,950	0.6%
Netherlands	30,197,554	2.0%
United States††	1,380,171,771	93.8%

Total	$1,471,970,833	100.0%

††	Includes Cash Equivalents (87.4% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

102 | MARCH 31, 2012

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Janus Growth & Core Funds | 103

Statements of Assets and Liabilities

	Janus	Janus	Janus			Janus Growth	Janus		Janus	Janus
As of March 31, 2012 (unaudited)	Balanced	Contrarian	Enterprise	Janus	Janus	and Income	Research	Janus Triton	Twenty	Venture
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Forty Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Investments at cost	$7,590,352	$2,459,317	$1,805,483	$2,796,608	$6,563,348	$2,792,603	$2,762,971	$2,668,791	$6,056,941	$1,167,711
Unaffiliated investments at value	$8,597,656	$2,541,107	$2,489,056	$4,073,916	$8,162,279	$3,736,147	$3,502,496	$2,652,961	$8,682,787	$1,359,086
Affiliated investments at value	187,376	161,288	99,518	1,715	385,615	–	41,166	450,383	52,641	112,884
Cash	2,395	–	171	866	3,304	–	–	3,833	57	513
Cash denominated in foreign currency(1)	–	–	–	–	–	–	278	–	–	–
Restricted cash (Note 1)	–	550	–	–	–	–	–	–	–	–
Deposits with broker for short sales	–	–	–	–	–	–	–	6,310	–	–
Receivables:
Investments sold	5,559	34,407	9,140	–	2,723	–	12,145	30,456	–	11,763
Fund shares sold	10,077	236	1,333	6,963	6,122	834	1,578	21,453	3,748	897
Dividends	9,031	5,267	931	7,842	9,580	6,282	3,446	626	14,168	193
Foreign dividend tax reclaim	299	–	–	205	179	–	142	1	331	–
Interest	35,457	–	–	–	–	1,906	–	–	–	–
Non-interested Trustees’ deferred compensation	138	43	41	65	136	77	56	49	139	24
Other assets	76	26	304	60	73	14	22	86	99	6
Forward currency contracts	–	378	–	–	628	–	243	–	–	–
Total Assets	8,848,064	2,743,302	2,600,494	4,091,632	8,570,639	3,745,260	3,561,572	3,166,158	8,753,970	1,485,366
Liabilities:
Payables:
Short sales, at value(2)	–	–	–	–	–	–	–	9,172	–	–
Options written, at value(3)	–	219	–	–	–	–	–	–	–	–
Due to custodian	–	5,760	–	–	–	11,197	105	–	–	–
Investments purchased	136,141	20,818	4,127	16,197	22,434	207	23,185	84,421	41,554	6,329
Fund shares repurchased	12,871	2,382	2,288	30,486	11,691	2,564	1,690	3,474	12,593	407
Dividends	2,011	14	5	–	–	232	–	–	1	3
Advisory fees	4,019	1,023	1,394	1,339	3,070	1,885	2,284	1,597	3,650	755
Fund administration fees	73	23	22	35	72	32	30	25	73	12
Internal servicing cost	81	4	9	58	26	2	2	16	–	–
Administrative services fees	1,067	362	332	462	1,001	533	501	349	1,269	175
Distribution fees and shareholder servicing fees	807	28	104	910	234	27	4	160	–	–
Administrative, networking and omnibus fees	57	66	67	40	49	2	–	26	–	–
Non-interested Trustees’ fees and expenses	78	75	42	125	100	55	48	15	145	18
Non-interested Trustees’ deferred compensation fees	138	43	41	65	136	77	56	49	139	24
Accrued expenses and other payables	293	614	299	443	1,875	724	404	40	1,927	173
Forward currency contracts	975	675	354	–	4,520	618	1,650	–	–	–
Total Liabilities	158,611	32,106	9,084	50,160	45,208	18,155	29,959	99,344	61,351	7,896
Net Assets	$8,689,453	$2,711,196	$2,591,410	$4,041,472	$8,525,431	$3,727,105	$3,531,613	$3,066,814	$8,692,619	$1,477,470

See footnotes at the end of the Statements.

104 | MARCH 31, 2012

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Statements of Assets and Liabilities  (continued)

	Janus	Janus	Janus			Janus Growth	Janus		Janus	Janus
As of March 31, 2012 (unaudited)	Balanced	Contrarian	Enterprise	Janus	Janus	and Income	Research	Janus Triton	Twenty	Venture
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Forty Fund	Fund	Fund	Fund	Fund	Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$7,475,965	$3,226,780	$1,914,553	$3,217,802	$7,838,782	$3,620,020	$3,233,788	$2,603,037	$6,183,288	$1,128,069
Undistributed net investment income/(loss)*	9,071	5,432	(4,298)	7,884	22,557	2,990	7,015	(1,554)	16,353	(666)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	10,673	(766,024)	(101,585)	(463,283)	(1,316,620)	(838,798)	(488,487)	33,635	(185,595)	45,805
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,193,744	245,008	782,740	1,279,069	1,980,712	942,893	779,297	431,696	2,678,573	304,262
Total Net Assets	$8,689,453	$2,711,196	$2,591,410	$4,041,472	$8,525,431	$3,727,105	$3,531,613	$3,066,814	$8,692,619	$1,477,470
Net Assets - Class A Shares	$630,596	$29,720	$74,407	$450,333	$1,040,934	$23,034	$13,663	$273,465	N/A	$662
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,668	2,096	1,128	12,028	32,947	676	424	14,969	N/A	11
Net Asset Value Per Share(4)	$26.64	$14.18	$65.98	$37.44	$31.59	$34.09	$32.22	$18.27	N/A	$59.30
Maximum Offering Price Per Share(5)	$28.27	$15.05	$70.01	$39.72	$33.52	$36.17	$34.19	$19.38	N/A	$62.92
Net Assets - Class C Shares	$508,026	$23,409	$26,272	$373,614	$6,133	$12,145	$1,647	$92,938	N/A	$78
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,108	1,683	406	10,497	196	358	52	5,176	N/A	1
Net Asset Value Per Share(4)	$26.59	$13.91	$64.63	$35.59	$31.30	$33.96	$31.81	$17.95	N/A	$58.72
Net Assets - Class D Shares	$1,135,959	$1,718,368	$960,035	N/A	$4,936,814	$2,183,412	$1,954,096	$618,345	$5,139,573	$1,052,509
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42,604	120,755	14,458	N/A	155,638	64,042	60,310	33,689	83,736	17,690
Net Asset Value Per Share	$26.66	$14.23	$66.40	N/A	$31.72	$34.09	$32.40	$18.35	$61.38	$59.50
Net Assets - Class I Shares	$1,920,263	$53,690	$409,152	$1,055,522	$176,217	$28,467	$128,821	$673,604	N/A	$23,695
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	72,059	3,771	6,142	28,021	5,554	835	3,978	36,570	N/A	399
Net Asset Value Per Share	$26.65	$14.24	$66.62	$37.67	$31.73	$34.09	$32.38	$18.42	N/A	$59.45
Net Assets - Class R Shares	$212,142	$2,252	$58,293	$197,339	$2,759	$2,579	N/A	$29,707	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,977	160	892	5,443	88	76	N/A	1,635	N/A	N/A
Net Asset Value Per Share	$26.59	$14.05	$65.33	$36.25	$31.46	$34.04	N/A	$18.17	N/A	N/A
Net Assets - Class S Shares	$758,752	$2,830	$199,389	$1,921,500	$54,934	$47,931	$566	$86,233	N/A	$25
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,472	200	3,031	52,023	1,732	1,405	18	4,738	N/A	421(6)
Net Asset Value Per Share	$26.65	$14.15	$65.78	$36.94	$31.72	$34.10	$32.14	$18.20	N/A	$59.25
Net Assets - Class T Shares	$3,523,715	$880,927	$863,862	$43,164	$2,307,640	$1,429,537	$1,432,820	$1,292,522	$3,553,046	$400,501
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	132,212	61,972	13,035	1,166	72,696	41,935	44,237	70,587	57,921	6,749
Net Asset Value Per Share	$26.65	$14.21	$66.27	$37.02	$31.74	$34.09	$32.39	$18.31	$61.34	$59.34

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $277,797 for Janus Research Fund.
(2)	Includes proceeds of $6,310,049 on short sales for Janus Triton Fund.
(3)	Includes premiums of $2,419,731 on written options for Janus Contrarian Fund.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.
(6)	Shares outstanding are not in thousands.

See Notes to Financial Statements.

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Statements of Operations

	Janus	Janus	Janus			Janus	Janus	Janus	Janus	Janus
For the six-month period ended March 31, 2012 (unaudited)	Balanced	Contrarian	Enterprise	Janus	Janus	Growth and	Research	Triton	Twenty	Venture
(all numbers in thousands)	Fund	Fund	Fund	Forty Fund	Fund	Income Fund	Fund	Fund	Fund	Fund

Investment Income:
Interest	$73,609	$–	$–	$11	$9	$3,895	$–	$–	$22	$–
Dividends	49,609	19,813	6,825	27,884	52,433	35,179	25,100	8,517	51,593	4,688
Dividends from affiliates	62	37	35	4	239	23	6	1,444	65	51
Foreign tax withheld	(1,251)	(87)	(74)	(189)	(570)	(796)	(797)	(107)	(431)	(69)
Total Investment Income	122,029	19,763	6,786	27,710	52,111	38,301	24,309	9,854	51,249	4,670
Expenses:
Advisory fees	22,271	5,552	7,702	10,486	19,120	10,520	12,052	7,744	22,150	3,983
Internal servicing expense	80	4	9	58	26	2	2	16	–	–
Shareholder reports expense	294	406	257	215	696	402	437	131	468	114
Transfer agent fees and expenses	150	335	181	39	523	251	373	102	430	92
Registration fees	96	53	48	65	51	63	51	132	33	71
Custodian fees	16	148	20	58	55	11	39	10	96	4
Professional fees	51	33	24	42	50	29	31	22	53	25
Non-interested Trustees’ fees and expenses	161	79	58	129	180	77	76	43	193	28
Short sales interest expense	–	–	–	–	–	–	–	5	–	–
Stock loan fees	–	–	–	–	–	–	–	3	–	–
Fund administration fees	383	123	114	186	374	166	155	115	375	59
Administrative services fees - Class D Shares	635	969	532	N/A	2,731	1,209	1,086	327	2,791	579
Administrative services fees - Class R Shares	233	3	68	245	3	3	N/A	27	N/A	N/A
Administrative services fees - Class S Shares	850	3	224	1,974	72	63	1	71	N/A	–
Administrative services fees - Class T Shares	4,072	1,044	970	44	2,662	1,678	1,625	1,294	3,974	310
Distribution fees and shareholder servicing fees - Class A Shares	733	40	85	571	1,161	29	15	258	N/A	1
Distribution fees and shareholder servicing fees - Class C Shares	2,357	122	119	1,823	28	57	7	380	N/A	–
Distribution fees and shareholder servicing fees - Class R Shares	466	5	136	489	6	6	N/A	54	N/A	N/A
Distribution fees and shareholder servicing fees - Class S Shares	865	3	240	2,380	78	56	1	70	N/A	–
Administrative, networking and omnibus fees - Class A Shares	301	27	45	215	1,202	8	3	206	N/A	–
Administrative, networking and omnibus fees - Class C Shares	202	14	13	241	2	3	–	90	N/A	–
Administrative, networking and omnibus fees - Class I Shares	756	49	102	418	63	14	26	201	N/A	–
Other expenses	217	116	82	139	246	120	101	57	253	41
Non-recurring costs (Note 4)	1	–	–	–	3	1	1	N/A	2	–
Costs assumed by Janus Capital Management LLC (Note 4)	(1)	–	–	–	(3)	(1)	(1)	N/A	(2)	–
Total Expenses	35,189	9,128	11,029	19,817	29,329	14,767	16,081	11,358	30,816	5,307
Expense and Fee Offset	(6)	(8)	(6)	(1)	(11)	(6)	(4)	(2)	(8)	(1)
Net Expenses	35,183	9,120	11,023	19,816	29,318	14,761	16,077	11,356	30,808	5,306
Less: Excess Expense Reimbursement	–	–	–	(100)	(735)	(8)	N/A	–	N/A	–
Net Expenses after Expense Reimbursement	35,183	9,120	11,023	19,716	28,583	14,753	16,077	11,356	30,808	5,306
Net Investment Income/(Loss)	86,846	10,643	(4,237)	7,994	23,528	23,548	8,232	(1,502)	20,441	(636)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	30,633	27,051	86,566	(20,793)	(98,963)	36,906	(21,997)	39,094	(186,407)	46,060
Net realized gain/(loss) from futures contracts	–	(48)	–	–	–	–	–	–	–	–
Net realized gain/(loss) from swap contracts	–	(31,867)	–	–	–	–	–	–	–	–
Net realized gain from written options contracts	–	–	–	4,246	–	–	–	–	5,832	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,210,908	571,518	465,731	1,013,127	1,865,255	861,543	751,462	523,389	2,217,366	250,852
Change in unrealized net appreciation/(depreciation) of futures contracts	–	(7,134)	–	–	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of short sales	–	–	–	–	–	–	–	(1,137)	–	–
Change in unrealized net appreciation/(depreciation) of swap contracts	–	20,504	–	–	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of written option contracts	–	2,201	–	1,843	–	–	–	–	2,532	–
Net Gain on Investments	1,241,541	582,225	552,297	998,423	1,766,292	898,449	729,465	561,346	2,039,323	296,912
Net Increase in Net Assets Resulting from Operations	$1,328,387	$592,868	$548,060	$1,006,417	$1,789,820	$921,997	$737,697	$559,844	$2,059,764	$296,276

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Janus		Janus		Janus		Janus				Janus Growth and
For the six-month period ended March 31, 2012 (unaudited) and the fiscal year ended September 30, 2011	Balanced Fund		Contrarian Fund		Enterprise Fund		Forty Fund		Janus Fund		Income Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Operations:
Net investment income/(loss)	$86,846	$135,879	$10,643	$17,405	$(4,237)	$(8,177)	$7,994	$13,704	$23,528	$45,717	$23,548	$38,742
Net realized gain/(loss) from investment and foreign currency transactions	30,633	114,003	(4,864)	106,531	86,566	248,062	(16,547)	744,410	(98,963)	1,150,737	36,906	155,525
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,210,908	(536,827)	587,089	(675,573)	465,731	(195,021)	1,014,970	(817,498)	1,865,255	(1,525,303)	861,543	(307,822)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,328,387	(286,945)	592,868	(551,637)	548,060	44,864	1,006,417	(59,384)	1,789,820	(328,849)	921,997	(113,555)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(5,923)	(11,035)	–	(83)	–	–	(2,140)	–	(4,505)	(2,258)	(129)	(194)
Class C Shares	(3,324)	(6,080)	–	–	–	–	–	–	–	–	(26)	(20)
Class D Shares	(11,480)	(21,831)	(114)	(6,519)	–	–	N/A	N/A	(26,955)	(19,068)	(12,851)	(20,640)
Class I Shares	(20,235)	(15,828)	(1)	(543)	–	–	(7,262)	–	(1,039)	(772)	(177)	(634)
Class R Shares	(1,625)	(2,444)	–	–	–	–	(187)	–	(7)	–	(9)	(13)
Class S Shares	(6,608)	(11,910)	–	–	–	–	(4,901)	–	(90)	(44)	(226)	(405)
Class T Shares	(34,287)	(65,182)	–	(3,768)	–	–	(225)	–	(9,687)	(5,959)	(8,025)	(14,721)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(9,395)	(16,369)	–	–	–	–	–	–	–	–	–	–
Class C Shares	(7,572)	(13,293)	–	–	–	–	–	–	–	–	–	–
Class D Shares	(16,940)	(30,405)	–	–	–	–	N/A	N/A	–	–	–	–
Class I Shares	(28,932)	(11,791)	–	–	–	–	–	–	–	–	–	–
Class R Shares	(2,967)	(3,899)	–	–	–	–	–	–	–	–	–	–
Class S Shares	(11,132)	(19,506)	–	–	–	–	–	–	–	–	–	–
Class T Shares	(53,054)	(92,149)	–	–	–	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(213,474)	(321,722)	(115)	(10,913)	–	–	(14,715)	–	(42,283)	(28,101)	(21,443)	(36,627)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus		Janus		Janus		Janus				Janus Growth and
For the six-month period ended March 31, 2012 (unaudited) and the fiscal year ended September 30, 2011	Balanced Fund		Contrarian Fund		Enterprise Fund		Forty Fund		Janus Fund		Income Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Capital Share Transactions:
Shares Sold
Class A Shares	92,851	205,076	1,127	12,536	8,225	23,921	49,405	184,443	186,910	670,870	1,515	6,168
Class C Shares	50,510	147,210	223	4,249	2,765	5,891	14,049	68,150	1,130	1,282	978	2,620
Class D Shares	61,659	138,938	21,672	73,160	28,317	82,500	N/A	N/A	40,533	101,641	30,325	78,451
Class I Shares	333,843	1,591,246	2,599	39,024	52,785	115,728	169,584	665,627	14,702	59,057	3,867	21,484
Class R Shares	53,826	91,591	298	861	5,820	17,234	16,572	61,104	366	1,454	446	1,027
Class S Shares	129,416	218,364	199	1,049	21,164	57,700	95,666	504,958	6,917	12,507	5,036	9,475
Class T Shares	383,780	938,617	23,724	191,622	73,069	175,401	9,630	28,531	126,892	206,816	55,186	111,123
Shares Issued in Connection with Acquisition (Note 9)
Class A Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8,348
Class C Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5,460
Class D Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	272,792
Class I Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3,995
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	526
Class S Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9,635
Class T Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	153,539
Reinvested Dividends and Distributions
Class A Shares	13,036	23,024	–	77	–	–	1,651	–	4,501	2,255	125	188
Class C Shares	8,130	13,859	–	–	–	–	–	–	–	–	22	17
Class D Shares	27,868	51,090	112	6,395	–	–	N/A	N/A	26,056	18,418	12,531	20,116
Class I Shares	45,467	22,294	1	419	–	–	5,384	–	1,002	740	151	578
Class R Shares	4,232	5,595	–	–	–	–	162	–	7	–	8	12
Class S Shares	17,694	31,304	–	–	–	–	4,865	–	89	44	220	395
Class T Shares	86,204	155,318	–	3,691	–	–	225	–	9,474	5,821	7,820	14,356
Shares Repurchased
Class A Shares	(82,011)	(170,474)	(12,199)	(43,879)	(11,001)	(40,162)(1)	(166,593)	(586,407)	(209,230)	(120,012)	(5,468)	(6,656)
Class C Shares	(50,972)	(100,169)	(8,531)	(34,540)	(3,032)	(8,231)(1)	(86,573)	(318,639)	(834)	(2,147)	(1,813)	(3,230)
Class D Shares	(61,615)	(132,240)	(146,592)	(393,287)	(58,011)	(118,007)(1)	N/A	N/A	(253,354)	(509,749)	(133,486)	(265,285)
Class I Shares	(337,031)	(164,993)	(19,674)	(93,457)	(75,270)	(197,255)(1)	(312,154)	(1,637,476)	(21,892)	(40,113)	(5,390)	(67,395)
Class R Shares	(27,303)	(47,965)	(1,073)	(1,636)	(9,306)	(20,163)(1)	(58,043)	(104,166)	(360)	(430)	(384)	(1,544)
Class S Shares	(97,570)	(201,856)	(652)	(4,800)	(52,845)	(90,455)(1)	(570,132)	(1,524,577)	(26,980)	(25,591)	(17,505)	(35,176)
Class T Shares	(470,306)	(724,859)	(190,684)	(859,759)	(114,517)	(286,984)(1)	(7,030)	(23,815)	(346,575)	(916,865)	(242,249)	(623,967)
Net Increase/(Decrease) from Capital Share Transactions	181,708	2,090,970	(329,450)	(1,098,275)	(131,837)	(282,882)	(833,332)	(2,682,267)	(440,646)	(534,002)	(288,065)	(282,948)
Net Increase/(Decrease) in Net Assets	1,296,621	1,482,303	263,303	(1,660,825)	416,223	(238,018)	158,370	(2,741,651)	1,306,891	(890,952)	612,489	(433,130)
Net Assets:
Beginning of period	7,392,832	5,910,529	2,447,893	4,108,718	2,175,187	2,413,205	3,883,102	6,624,753	7,218,540	8,109,492	3,114,616	3,547,746
End of period	$8,689,453	$7,392,832	$2,711,196	$2,447,893	$2,591,410	$2,175,187	$4,041,472	$3,883,102	$8,525,431	$7,218,540	$3,727,105	$3,114,616

Undistributed Net Investment Income/(Loss)*	$9,071	$5,706	$5,432	$(5,096)	$(4,298)	$(61)	$7,884	$14,604	$22,557	$41,312	$2,990	$884

*	See Note 5 in Notes to Financial Statements.
(1)	During the year ended September 30, 2011, Janus Enterprise Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $34,480,610 and $2,395,391, respectively, at the date of redemption.

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Statements of Changes in Net Assets  (continued)

	Janus Research		Janus Triton		Janus Twenty		Janus Venture
For the six-month period ended March 31, 2012 (unaudited) and the fiscal year ended September 30, 2011	Fund		Fund		Fund		Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011	2012	2011(1)

Operations:
Net investment income/(loss)	$8,232	$18,702	$(1,502)	$(2,685)	$20,441	$35,017	$(636)	$(2,676)
Net realized gain/(loss) from investment and foreign currency transactions	(21,997)	469,892	39,094	93,353	(180,575)	1,339,516	46,060	231,675
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	751,462	(492,555)	522,252	(205,404)	2,219,898	(1,837,979)	250,852	(154,541)
Net Increase/(Decrease) in Net Assets Resulting from Operations	737,697	(3,961)	559,844	(114,736)	2,059,764	(463,446)	296,276	74,458
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(84)	(13)	–	–	N/A	N/A	–	–
Class C Shares	(3)	(2)	–	–	N/A	N/A	–	–
Class D Shares	(12,146)	(9,612)	–	–	(8,035)	(18,036)	–	–
Class I Shares	(822)	(541)	–	–	N/A	N/A	–	–
Class R Shares	N/A	N/A	–	–	N/A	N/A	N/A	N/A
Class S Shares	(4)	–	–	–	N/A	N/A	–	–
Class T Shares	(7,394)	(6,716)	–	–	(2,312)	(9,454)	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	(6,865)	(1,268)	N/A	N/A	(30)	–
Class C Shares	–	–	(2,628)	(511)	N/A	N/A	(3)	–
Class D Shares	–	–	(18,647)	(6,052)	(667,662)	–	(68,027)	–
Class I Shares	–	–	(14,106)	(2,730)	N/A	N/A	(1,345)	–
Class R Shares	N/A	N/A	(691)	(116)	N/A	N/A	N/A	N/A
Class S Shares	–	–	(1,807)	(211)	N/A	N/A	(1)	–
Class T Shares	–	–	(36,136)	(12,330)	(471,872)	–	(17,728)	–
Net Decrease from Dividends and Distributions	(20,453)	(16,884)	(80,880)	(23,218)	(1,149,881)	(27,490)	(87,134)	–

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Research		Janus Triton		Janus Twenty		Janus Venture
For the six-month period ended March 31, 2012 (unaudited) and the fiscal year ended September 30, 2011	Fund		Fund		Fund		Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011	2012	2011(1)

Capital Share Transactions:
Shares Sold
Class A Shares	2,510	14,284	102,246	185,882	N/A	N/A	257	454
Class C Shares	448	1,262	26,432	66,908	N/A	N/A	35	41
Class D Shares	25,944	70,620	104,824	385,424	49,228	105,017	21,411	38,917
Class I Shares	26,516	42,330	350,483	361,292	N/A	N/A	21,740	1,757
Class R Shares	N/A	N/A	14,077	19,841	N/A	N/A	N/A	N/A
Class S Shares	41	620	54,159	38,073	N/A	N/A	15	10
Class T Shares	67,098	186,224	458,118	851,887	149,686	261,956	157,346	43,331
Reinvested Dividends and Distributions
Class A Shares	84	13	5,789	1,140	N/A	N/A	30	–
Class C Shares	3	2	1,808	375	N/A	N/A	3	–
Class D Shares	11,941	9,449	18,429	5,985	657,912	17,523	65,444	–
Class I Shares	755	486	10,843	1,834	N/A	N/A	1,337	–
Class R Shares	N/A	N/A	466	90	N/A	N/A	N/A	N/A
Class S Shares	4	–	1,804	210	N/A	N/A	1	–
Class T Shares	7,281	6,627	35,955	12,249	466,835	9,309	17,075	–
Shares Repurchased
Class A Shares	(2,517)	(3,690)	(26,557)	(58,649)	N/A	N/A	(51)	(35)
Class C Shares	(223)	(148)	(11,462)	(14,552)	N/A	N/A	(4)	–
Class D Shares	(96,994)	(206,098)	(70,056)	(135,284)	(236,082)	(595,970)	(43,003)	(97,175)
Class I Shares	(12,602)	(20,885)	(76,938)	(109,119)	N/A	N/A	(3,170)	(73)
Class R Shares	N/A	N/A	(5,057)	(6,761)	N/A	N/A	N/A	N/A
Class S Shares	(2)	(134)	(11,166)	(10,439)	N/A	N/A	–	–
Class T Shares	(149,667)	(329,169)	(240,580)	(413,981)	(422,230)	(944,871)	(37,553)	(43,415)
Net Increase/(Decrease) from Capital Share Transactions	(119,380)	(228,207)	743,617	1,182,405	665,349	(1,147,036)	200,913	(56,188)
Net Increase/(Decrease) in Net Assets	597,864	(249,052)	1,222,581	1,044,451	1,575,232	(1,637,972)	410,055	18,270
Net Assets:
Beginning of period	2,933,749	3,182,801	1,844,233	799,782	7,117,387	8,755,359	1,067,415	1,049,145
End of period	$3,531,613	$2,933,749	$3,066,814	$1,844,233	$8,692,619	$7,117,387	$1,477,470	$1,067,415

Undistributed Net Investment Income/(Loss)*	$7,015	$19,235	$(1,554)	$(52)	$16,353	$6,259	$(666)	$(30)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from May 6, 2011 (inception date) through September 30, 2011 for Class A Shares, Class C Shares, Class I Shares and Class S Shares.

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited),
the fiscal year ended September 30, 2011,
the eleven-month fiscal period ended
September 30, 2010 and the fiscal period	Janus Balanced Fund				Janus Contrarian Fund
ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.19	$25.10	$23.43	$21.31	$11.29	$13.97	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	.26	.51	.56	(.05)	.01	(.06)	.01	(.02)
Net gain/(loss) on investments (both realized and unrealized)	3.85	(1.14)	1.60	2.28	2.88	(2.60)	2.28	1.28
Total from Investment Operations	4.11	(.63)	2.16	2.23	2.89	(2.66)	2.29	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(.25)	(.50)	(.49)	(.11)	–	(.02)	–	–
Distributions (from capital gains)*	(.41)	(.78)	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.66)	(1.28)	(.49)	(.11)	–	(.02)	–	–
Net Asset Value, End of Period	$26.64	$23.19	$25.10	$23.43	$14.18	$11.29	$13.97	$11.68
Total Return**	17.98%	(2.85)%	9.30%	10.43%	25.60%	(19.09)%	19.61%	12.09%
Net Assets, End of Period (in thousands)	$630,596	$526,178	$513,494	$314,935	$29,720	$33,491	$73,013	$68,166
Average Net Assets for the Period (in thousands)	$586,368	$566,145	$436,234	$288,992	$31,711	$64,181	$72,658	$76,549
Ratio of Gross Expenses to Average Net Assets***(4)	0.94%	0.91%	0.93%	0.89%	0.93%	0.90%(5)	1.06%	1.36%
Ratio of Net Expenses to Average Net Assets***(4)	0.94%	0.91%	0.93%	0.89%	0.93%	0.90%(5)	1.06%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.08%	2.03%	2.37%	2.35%	0.58%	0.30%	0.11%	(0.36)%
Portfolio Turnover Rate***	96%	94%	83%	158%	50%	130%	104%	80%

Class A Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited),
the fiscal year ended September 30, 2011, the eleven-month fiscal period ended	Janus Enterprise Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$52.43	$52.14	$42.46	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.17)	(.12)	(.11)	–
Net gain/(loss) on investments (both realized and unrealized)	13.72	.41	9.79	5.83
Total from Investment Operations	13.55	.29	9.68	5.83
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$65.98	$52.43	$52.14	$42.46
Total Return**	25.84%	0.56%	22.80%	15.92%
Net Assets, End of Period (in thousands)	$74,407	$61,773	$75,980	$74,709
Average Net Assets for the Period (in thousands)	$68,000	$77,990	$76,703	$79,792
Ratio of Gross Expenses to Average Net Assets***(4)	1.08%	1.05%	1.15%	1.20%
Ratio of Net Expenses to Average Net Assets***(4)	1.08%	1.04%	1.15%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.51)%	(0.45)%	(0.41)%	(0.23)%
Portfolio Turnover Rate***	15%	19%	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.88% and 0.87%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

118 | MARCH 31, 2012

Class A Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), each fiscal year
ended September 30, the two-month fiscal period
ended September 30, 2009 and each fiscal year	Janus Forty Fund
ended July 31	2012	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$29.11	$31.00	$30.52	$29.27	$39.79	$34.52	$28.44
Income from Investment Operations:
Net investment income	.23	.34	.12	.01	.03	.03	.04
Net gain/(loss) on investments (both realized and unrealized)	8.25	(2.23)	.36	1.24	(9.30)	5.32	7.11
Total from Investment Operations	8.48	(1.89)	.48	1.25	(9.27)	5.35	7.15
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	–	–	–	–	(.07)	(.03)
Distributions (from capital gains)*	–	–	–	–	(1.25)	(.01)	(1.04)
Return of capital	N/A	N/A	N/A	N/A	–(3)	N/A	N/A
Total Distributions and Other	(.15)	–	–	–	(1.25)	(.08)	(1.07)
Net Asset Value, End of Period	$37.44	$29.11	$31.00	$30.52	$29.27	$39.79	$34.52
Total Return**	29.25%	(6.10)%	1.57%	4.27%	(22.29)%	15.49%	25.58%
Net Assets, End of Period (in thousands)	$450,333	$452,606	$854,798	$1,440,986	$1,328,541	$1,639,379	$654,807
Average Net Assets for the Period (in thousands)	$456,998	$741,870	$956,800	$1,373,788	$1,060,695	$1,152,690	$377,917
Ratio of Gross Expenses to Average Net Assets***(4)	0.93%	0.97%	1.03%	0.97%	0.93%	0.92%	0.95%(5)
Ratio of Net Expenses to Average Net Assets***(4)	0.93%	0.97%	1.03%	0.97%	0.93%	0.92%	0.94%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.48%	0.35%	(0.17)%	(0.61)%	(0.11)%(6)	(0.02)%(6)	0.33%
Portfolio Turnover Rate***	6%	51%	40%	22%	53%	40%	22%

Class A Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the
fiscal year ended September 30, 2011, the
eleven-month fiscal period ended					Janus Growth and
September 30, 2010 and the fiscal period	Janus Fund				Income Fund(7)
ended October 31, 2009	2012	2011	2010(8)	2009(9)	2012	2011	2010(8)	2009(9)

Net Asset Value, Beginning of Period	$25.33	$26.81	$23.96	$20.86	$26.25	$28.50	$26.47	$23.24
Income from Investment Operations:
Net investment income	.07	.11	.05	.01	.19	.27	.25	.03
Net gain/(loss) on investments (both realized and unrealized)	6.33	(1.45)	2.83	3.09	7.83	(2.25)	2.03	3.23
Total from Investment Operations	6.40	(1.34)	2.88	3.10	8.02	(1.98)	2.28	3.26
Less Distributions:
Dividends (from net investment income)*	(.14)	(.14)	(.03)	–	(.18)	(.27)	(.25)	(.03)
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Total Distributions	(.14)	(.14)	(.03)	–	(.18)	(.27)	(.25)	(.03)
Net Asset Value, End of Period	$31.59	$25.33	$26.81	$23.96	$34.09	$26.25	$28.50	$26.47
Total Return**	25.36%	(5.08)%	12.03%	14.86%	30.60%	(7.08)%	8.68%	14.02%
Net Assets, End of Period (in thousands)	$1,040,934	$851,546	$383,332	$4,237	$23,034	$20,936	$18,894	$19,157
Average Net Assets for the Period (in thousands)	$928,955	$640,709	$159,151	$5,256	$22,971	$22,536	$18,803	$19,612
Ratio of Gross Expenses to Average Net Assets***(4)	0.88%	0.98%(10)	1.06%	1.04%	0.96%	0.95%	1.00%	0.99%
Ratio of Net Expenses to Average Net Assets***(4)	0.88%	0.98%(10)	1.06%	1.03%	0.96%	0.94%	1.00%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.43%	0.41%	0.42%	0.09%	1.21%	0.92%	0.99%	0.31%
Portfolio Turnover Rate***	54%	90%	44%	60%	36%	65%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.92% and 0.92%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.12% in 2008. The adjustment had no impact on the total net assets of the class.
(7)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 9 in Notes to Financial Statements.
(8)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.
(10)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.98% and 0.98%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 119

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited),
the fiscal year ended September 30, 2011, the eleven-month fiscal period ended	Janus Research Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.85	$26.30	$22.49	$19.41
Income from Investment Operations:
Net investment income/(loss)	.06	.19	.09	.02
Net gain/(loss) on investments (both realized and unrealized)	6.51	(.47)	3.80	3.06
Total from Investment Operations	6.57	(.28)	3.89	3.08
Less Distributions:
Dividends (from net investment income)*	(.20)	(.17)	(.08)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.20)	(.17)	(.08)	–
Net Asset Value, End of Period	$32.22	$25.85	$26.30	$22.49
Total Return**	25.56%	(1.14)%	17.31%	15.87%
Net Assets, End of Period (in thousands)	$13,663	$10,941	$1,805	$88
Average Net Assets for the Period (in thousands)	$12,161	$6,469	$700	$24
Ratio of Gross Expenses to Average Net Assets***(3)	1.10%	0.90%	1.06%	1.24%
Ratio of Net Expenses to Average Net Assets***(3)	1.10%	0.90%	1.06%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.39%	0.49%	0.35%	0.02%
Portfolio Turnover Rate***	48%	88%	75%	83%

Class A Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended					Janus Venture
September 30, 2010 and the fiscal period ended October 31,	Janus Triton Fund				Fund
2009	2012	2011	2010(1)	2009(2)	2012	2011(4)

Net Asset Value, Beginning of Period	$14.84	$14.67	$11.60	$10.26	$50.20	$60.66
Income from Investment Operations:
Net investment income/(loss)	(.02)	(.01)	(.01)	.03	(.08)	.04
Net gain/(loss) on investments (both realized and unrealized)	4.05	.49	3.10	1.31	13.26	(10.50)
Total from Investment Operations	4.03	.48	3.09	1.34	13.18	(10.46)
Less Distributions:
Dividends (from net investment income)*	–	–	(.02)	–	–	–
Distributions (from capital gains)*	(.60)	(.31)	–	–	(4.08)	–
Total Distributions	(.60)	(.31)	(.02)	–	(4.08)	–
Net Asset Value, End of Period	$18.27	$14.84	$14.67	$11.60	$59.30	$50.20
Total Return**	27.72%	3.05%	26.64%	13.06%	27.37%	(17.24)%
Net Assets, End of Period (in thousands)	$273,465	$151,623	$40,333	$13,610	$662	$349
Average Net Assets for the Period (in thousands)	$206,632	$123,437	$23,711	$11,470	$463	$217
Ratio of Gross Expenses to Average Net Assets***(3)	1.14%(5)	1.01%(5)	1.07%(5)	1.34%(5)	1.08%	1.03%
Ratio of Net Expenses to Average Net Assets***(3)	1.14%(5)	1.01%(5)	1.07%(5)	1.33%(5)	1.08%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.33)%	(0.26)%	(0.32)%	0.99%	(0.33)%	(0.23)%
Portfolio Turnover Rate***	27%	42%	35%	50%	41%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from May 6, 2011 (inception date) through September 30, 2011.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.14% and 1.14%, respectively in 2012, 1.01% and 1.01%, respectively, in 2011, 1.07% and 1.07%, respectively, in 2010 and 1.34% and 1.33%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

120 | MARCH 31, 2012

Class C Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the
fiscal year ended September 30, 2011, the
eleven-month fiscal period ended
September 30, 2010 and the fiscal period	Janus Balanced Fund				Janus Contrarian Fund
ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.15	$25.08	$23.40	$21.31	$11.12	$13.84	$11.65	$10.42
Income from Investment Operations:
Net investment income/(loss)	.17	.33	.39	(.09)	(.20)	(.34)	(.10)	(.05)
Net gain/(loss) on investments (both realized and unrealized)	3.86	(1.15)	1.61	2.25	2.99	(2.38)	2.29	1.28
Total from Investment Operations	4.03	(.82)	2.00	2.16	2.79	(2.72)	2.19	1.23
Less Distributions and Other:
Dividends (from net investment income)*	(.18)	(.33)	(.32)	(.07)	–	–	–	–
Distributions (from capital gains)*	(.41)	(.78)	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.59)	(1.11)	(.32)	(.07)	–	–	–	–
Net Asset Value, End of Period	$26.59	$23.15	$25.08	$23.40	$13.91	$11.12	$13.84	$11.65
Total Return**	17.62%	(3.57)%	8.58%	10.13%	25.09%	(19.65)%	18.80%	11.80%
Net Assets, End of Period (in thousands)	$508,026	$435,691	$412,414	$248,071	$23,409	$26,153	$63,203	$64,036
Average Net Assets for the Period (in thousands)	$471,358	$463,476	$343,327	$208,912	$24,502	$52,601	$65,635	$67,507
Ratio of Gross Expenses to Average Net Assets***(4)	1.68%	1.65%	1.64%	1.70%	1.64%	1.62%(5)	1.85%	2.11%
Ratio of Net Expenses to Average Net Assets***(4)	1.68%	1.65%	1.63%	1.69%	1.64%	1.62%(5)	1.85%	2.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.33%	1.29%	1.66%	1.54%	(0.13)%	(0.43)%	(0.69)%	(1.12)%
Portfolio Turnover Rate***	96%	94%	83%	158%	50%	130%	104%	80%

Class C Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited),
the fiscal year ended September 30, 2011, the eleven-month fiscal period ended	Janus Enterprise Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$51.56	$51.65	$42.36	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.38)	(.61)	(.48)	(.10)
Net gain/(loss) on investments (both realized and unrealized)	13.45	.52	9.77	5.83
Total from Investment Operations	13.07	(.09)	9.29	5.73
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$64.63	$51.56	$51.65	$42.36
Total Return**	25.35%	(0.17)%	21.93%	15.64%
Net Assets, End of Period (in thousands)	$26,272	$21,194	$23,449	$21,706
Average Net Assets for the Period (in thousands)	$23,880	$25,691	$22,965	$21,146
Ratio of Gross Expenses to Average Net Assets***(4)	1.81%	1.77%	1.93%	1.96%
Ratio of Net Expenses to Average Net Assets***(4)	1.81%	1.77%	1.93%	1.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.25)%	(1.18)%	(1.18)%	(0.98)%
Portfolio Turnover Rate***	15%	19%	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.60% and 1.60%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 121

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), each fiscal year
ended September 30, the two-month fiscal period ended	Janus Forty Fund
September 30, 2009 and each fiscal year ended July 31	2012	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$27.65	$29.69	$29.44	$28.27	$38.78	$33.83	$28.07
Income from Investment Operations:
Net investment income/(loss)	(.25)	(.46)	(.16)	(.01)	(.10)	(.01)	.04
Net gain/(loss) on investments (both realized and unrealized)	8.19	(1.58)	.41	1.18	(9.16)	4.97	6.76
Total from Investment Operations	7.94	(2.04)	.25	1.17	(9.26)	4.96	6.80
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	(1.25)	(.01)	(1.04)
Return of capital	N/A	N/A	N/A	N/A	–(3)	N/A	N/A
Total Distributions and Other	–	–	–	–	(1.25)	(.01)	(1.04)
Net Asset Value, End of Period	$35.59	$27.65	$29.69	$29.44	$28.27	$38.78	$33.83
Total Return**	28.72%	(6.87)%	0.85%	4.14%	(22.87)%	14.65%	24.62%
Net Assets, End of Period (in thousands)	$373,614	$354,291	$612,674	$542,666	$488,278	$537,822	$139,470
Average Net Assets for the Period (in thousands)	$364,517	$548,885	$613,080	$512,462	$386,072	$320,123	$81,438
Ratio of Gross Expenses to Average Net Assets***(4)	1.67%	1.77%	1.78%	1.75%	1.68%	1.67%	1.70%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.67%	1.77%	1.78%	1.75%	1.68%	1.67%	1.70%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.27)%	(0.44)%	(1.00)%	(1.40)%	(0.87)%(6)	(0.80)%(6)	(0.42)%
Portfolio Turnover Rate***	6%	51%	40%	22%	53%	40%	22%

Class C Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the
fiscal year ended September 30, 2011, the eleven-					Janus Growth and
month fiscal period ended September 30, 2010	Janus Fund				Income Fund(7)
and the fiscal period ended October 31, 2009	2012	2011	2010(8)	2009(9)	2012	2011	2010(8)	2009(9)

Net Asset Value, Beginning of Period	$25.06	$26.59	$23.90	$20.86	$26.16	$28.43	$26.42	$23.24
Income from Investment Operations:
Net investment income/(loss)	(.02)	(.14)	(.13)	(.05)	.07	.07	.06	(.03)
Net gain/(loss) on investments (both realized and unrealized)	6.26	(1.39)	2.82	3.09	7.80	(2.28)	2.05	3.21
Total from Investment Operations	6.24	(1.53)	2.69	3.04	7.87	(2.21)	2.11	3.18
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(.07)	(.06)	(.10)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Total Distributions	–	–	–	–	(.07)	(.06)	(.10)	–
Net Asset Value, End of Period	$31.30	$25.06	$26.59	$23.90	$33.96	$26.16	$28.43	$26.42
Total Return**	24.90%	(5.75)%	11.26%	14.57%	30.11%	(7.80)%	8.00%	13.68%
Net Assets, End of Period (in thousands)	$6,133	$4,599	$5,687	$5,443	$12,145	$10,060	$4,824	$4,760
Average Net Assets for the Period (in thousands)	$5,513	$5,722	$5,919	$5,221	$11,333	$9,952	$4,999	$4,673
Ratio of Gross Expenses to Average Net Assets***(4)	1.61%	1.70%(10)	1.78%	1.79%	1.71%	1.70%	1.74%	1.74%
Ratio of Net Expenses to Average Net Assets***(4)	1.61%	1.70%(10)	1.78%	1.78%	1.71%	1.70%	1.74%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.30)%	(0.32)%	(0.48)%	(0.69)%	0.47%	0.17%	0.28%	(0.43)%
Portfolio Turnover Rate***	54%	90%	44%	60%	36%	65%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.67% and 1.67%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.14% in 2008. The adjustment had no impact on the total net assets of the class.
(7)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 9 in Notes to Financial Statements.
(8)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.
(10)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.70% and 1.70%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

122 | MARCH 31, 2012

Class C Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited),
the fiscal year ended September 30, 2011, the eleven-month fiscal period ended	Janus Research Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.49	$26.08	$22.44	$19.41
Income from Investment Operations:
Net investment income/(loss)	(.03)	.09	(.03)	.01
Net gain/(loss) on investments (both realized and unrealized)	6.41	(.57)	3.73	3.02
Total from Investment Operations	6.38	(.48)	3.70	3.03
Less Distributions:
Dividends (from net investment income)*	(.06)	(.11)	(.06)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.06)	(.11)	(.06)	–
Net Asset Value, End of Period	$31.81	$25.49	$26.08	$22.44
Total Return**	25.05%	(1.89)%	16.50%	15.61%
Net Assets, End of Period (in thousands)	$1,647	$1,127	$176	$69
Average Net Assets for the Period (in thousands)	$1,346	$820	$133	$25
Ratio of Gross Expenses to Average Net Assets***(3)	1.88%	1.67%	1.81%	1.94%
Ratio of Net Expenses to Average Net Assets***(3)	1.88%	1.67%	1.81%	1.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.39)%	(0.28)%	(0.26)%	(0.47)%
Portfolio Turnover Rate***	48%	88%	75%	83%

Class C Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), the fiscal year ended September 30,					Janus Venture
2011, the eleven-month fiscal period ended September 30, 2010	Janus Triton Fund				Fund
and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011(4)

Net Asset Value, Beginning of Period	$14.64	$14.60	$11.60	$10.26	$49.97	$60.66
Income from Investment Operations:
Net investment income/(loss)	(.06)	(.06)	(.06)	–	(.18)	(.08)
Net gain/(loss) on investments (both realized and unrealized)	3.97	.41	3.06	1.34	13.01	(10.61)
Total from Investment Operations	3.91	.35	3.00	1.34	12.83	(10.69)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(.60)	(.31)	–	–	(4.08)	–
Total Distributions	(.60)	(.31)	–	–	(4.08)	–
Net Asset Value, End of Period	$17.95	$14.64	$14.60	$11.60	$58.72	$49.97
Total Return**	27.27%	2.16%	25.86%	13.06%	26.78%	(17.62)%
Net Assets, End of Period (in thousands)	$92,938	$61,322	$15,778	$6,018	$78	$36
Average Net Assets for the Period (in thousands)	$76,003	$49,099	$9,957	$4,585	$49	$15
Ratio of Gross Expenses to Average Net Assets***(3)	1.94%(5)	1.80%(5)	1.79%(5)	2.09%(5)	1.91%	2.11%
Ratio of Net Expenses to Average Net Assets***(3)	1.94%(5)	1.80%(5)	1.79%(5)	2.07%(5)	1.91%	2.11%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.12)%	(1.05)%	(1.03)%	(0.02)%	(1.16)%	(1.47)%
Portfolio Turnover Rate***	27%	42%	35%	50%	41%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from May 6, 2011 (inception date) through September 30, 2011.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.94% and 1.94%, respectively, in 2012, 1.80% and 1.80%, respectively, in 2011, 1.78% and 1.78%, respectively, in 2010 and 2.09% and 2.07%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 123

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the
fiscal year ended September 30, 2011 and the	Janus Balanced Fund			Janus Contrarian Fund
fiscal period ended September 30, 2010	2012	2011	2010(1)	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$23.19	$25.10	$24.09	$11.32	$14.01	$12.96
Income from Investment Operations:
Net investment income/(loss)	.29	.56	.41	.06	.01	.05
Net gain/(loss) on investments (both realized and unrealized)	3.86	(1.15)	1.03	2.85	(2.66)	1.00
Total from Investment Operations	4.15	(.59)	1.44	2.91	(2.65)	1.05
Less Distributions:
Dividends (from net investment income)*	(.27)	(.54)	(.43)	–	(.04)	–
Distributions (from capital gains)*	(.41)	(.78)	–	–	–	–
Total Distributions	(.68)	(1.32)	(.43)	–	(.04)	–
Net Asset Value, End of Period	$26.66	$23.19	$25.10	$14.23	$11.32	$14.01
Total Return**	18.16%	(2.69)%	6.04%	25.72%	(18.96)%	8.10%
Net Assets, End of Period (in thousands)	$1,135,959	$962,089	$983,757	$1,718,368	$1,476,010	$2,134,011
Average Net Assets for the Period (in thousands)	$1,057,920	$1,039,223	$960,754	$1,614,233	$2,012,506	$2,113,716
Ratio of Gross Expenses to Average Net Assets***(2)	0.72%	0.72%	0.73%	0.66%	0.69%(3)	0.80%
Ratio of Net Expenses to Average Net Assets***(2)	0.72%	0.72%	0.73%	0.66%	0.69%(3)	0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.29%	2.22%	2.72%	0.86%	0.55%	0.52%
Portfolio Turnover Rate***	96%	94%	83%	50%	130%	104%

Class D Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), the fiscal year
ended September 30, 2011 and the fiscal period	Janus Enterprise Fund			Janus Fund
ended September 30, 2010	2012	2011	2010(1)	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$52.71	$52.30	$45.90	$25.43	$26.83	$25.24
Income from Investment Operations:
Net investment income/(loss)	(.08)	.05	.06	.10	.17	.10
Net gain/(loss) on investments (both realized and unrealized)	13.77	.36	6.34	6.36	(1.46)	1.49
Total from Investment Operations	13.69	.41	6.40	6.46	(1.29)	1.59
Less Distributions:
Dividends (from net investment income)*	–	–	–	(.17)	(.11)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	(.17)	(.11)	–
Net Asset Value, End of Period	$66.40	$52.71	$52.30	$31.72	$25.43	$26.83
Total Return**	25.97%	0.78%	13.94%	25.51%	(4.86)%	6.30%
Net Assets, End of Period (in thousands)	$960,035	$788,063	$814,176	$4,936,814	$4,119,798	$4,706,894
Average Net Assets for the Period (in thousands)	$885,999	$910,089	$774,796	$4,551,157	$4,895,030	$4,678,358
Ratio of Gross Expenses to Average Net Assets***(2)	0.85%	0.83%	0.88%	0.67%	0.77%(4)	0.93%
Ratio of Net Expenses to Average Net Assets***(2)	0.85%	0.83%	0.88%	0.67%	0.77%(4)	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.28)%	(0.23)%	(0.08)%	0.65%	0.60%	0.61%
Portfolio Turnover Rate***	15%	19%	24%	54%	90%	44%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.67% and 0.67%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.77% and 0.77%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

124 | MARCH 31, 2012

Class D Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the	Janus Growth and
fiscal year ended September 30, 2011 and the	Income Fund(1)			Janus Research Fund
fiscal period ended September 30, 2010	2012	2011	2010(2)	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$26.25	$28.50	$27.37	$25.97	$26.35	$23.74
Income from Investment Operations:
Net investment income	.22	.31	.27	.08	.18	.13
Net gain/(loss) on investments (both realized and unrealized)	7.82	(2.24)	1.11	6.55	(.41)	2.48
Total from Investment Operations	8.04	(1.93)	1.38	6.63	(.23)	2.61
Less Distributions:
Dividends (from net investment income)*	(.20)	(.32)	(.25)	(.20)	(.15)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.20)	(.32)	(.25)	(.20)	(.15)	–
Net Asset Value, End of Period	$34.09	$26.25	$28.50	$32.40	$25.97	$26.35
Total Return**	30.69%	(6.93)%	5.09%	25.65%	(0.95)%	10.99%
Net Assets, End of Period (in thousands)	$2,183,412	$1,757,879	$1,783,138	$1,954,096	$1,616,618	$1,753,887
Average Net Assets for the Period (in thousands)	$2,015,275	$2,045,514	$1,787,046	$1,809,609	$1,896,215	$1,700,352
Ratio of Gross Expenses to Average Net Assets***(3)	0.79%	0.80%	0.83%	0.95%	0.77%	0.90%
Ratio of Net Expenses to Average Net Assets***(3)	0.79%	0.80%	0.83%	0.95%	0.76%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.39%	1.06%	1.56%	0.54%	0.58%	0.83%
Portfolio Turnover Rate***	36%	65%	47%	48%	88%	75%

Class D Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), the fiscal year
ended September 30, 2011 and the fiscal period	Janus Triton Fund			Janus Twenty Fund
ended September 30, 2010	2012	2011	2010(2)	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$14.88	$14.69	$12.38	$55.85	$60.37	$59.05
Income from Investment Operations:
Net investment income	–	.01	.01	.15	.27	.12
Net gain/(loss) on investments (both realized and unrealized)	4.07	.49	2.30	14.65	(4.56)	1.20
Total from Investment Operations	4.07	.50	2.31	14.80	(4.29)	1.32
Less Distributions:
Dividends (from net investment income)*	–	–	–	(.11)	(.23)	–
Distributions (from capital gains)*	(.60)	(.31)	–	(9.16)	–	–
Total Distributions	(.60)	(.31)	–	(9.27)	(.23)	–
Net Asset Value, End of Period	$18.35	$14.88	$14.69	$61.38	$55.85	$60.37
Total Return**	27.92%	3.19%	18.66%	29.96%	(7.16)%(4)	2.24%
Net Assets, End of Period (in thousands)	$618,345	$454,229	$226,862	$5,139,573	$4,132,242	$4,904,660
Average Net Assets for the Period (in thousands)	$545,028	$429,320	$192,780	$4,652,334	$5,018,914	$4,970,013
Ratio of Gross Expenses to Average Net Assets***(3)	0.82%(5)	0.82%(5)	0.83%(5)	0.73%	0.81%	0.87%
Ratio of Net Expenses to Average Net Assets***(3)	0.82%(5)	0.82%(5)	0.83%(5)	0.73%	0.81%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.01)%	(0.06)%	(0.19)%	0.56%	0.45%	0.31%
Portfolio Turnover Rate***	27%	42%	35%	12%	56%	39%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 9 in Notes to Financial Statements.
(2)	Period from February 16, 2010 (inception date) through September 30, 2010.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Total return reflects a non-recurring litigation settlement from Enron Corp. This resulted in an increase to the total return of 0.29% for the year ended September 30, 2011.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.82% and 0.82%, respectively, in 2012, 0.82% and 0.82%, respectively, in 2011 and 0.83% and 0.83%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 125

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited), the	Janus Venture Fund
fiscal year ended September 30, 2011 and the fiscal period ended September 30, 2010	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$50.30	$47.12	$41.61
Income from Investment Operations:
Net investment income/(loss)	(.02)	(.01)	.03
Net gain on investments (both realized and unrealized)	13.30	3.19	5.48
Total from Investment Operations	13.28	3.18	5.51
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(4.08)	–	–
Total Distributions	(4.08)	–	–
Net Asset Value, End of Period	$59.50	$50.30	$47.12
Total Return**	27.53%	6.75%	13.24%
Net Assets, End of Period (in thousands)	$1,052,509	$846,012	$842,433
Average Net Assets for the Period (in thousands)	$965,340	$966,040	$823,838
Ratio of Gross Expenses to Average Net Assets***(2)	0.83%	0.85%(3)	0.87%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.83%	0.85%(3)	0.87%(3)
Ratio of Net Investment Loss to Average Net Assets***	(0.08)%	(0.20)%	(0.39)%
Portfolio Turnover Rate***	41%	54%	64%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.84% and 0.84%, respectively, in 2011 and 0.85% and 0.85%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

126 | MARCH 31, 2012

Class I Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited),
the fiscal year ended September 30, 2011,
the eleven-month fiscal period ended
September 30, 2010 and the fiscal	Janus Balanced Fund				Janus Contrarian Fund
period ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.19	$25.09	$23.43	$21.31	$11.33	$14.01	$11.70	$10.42
Income from Investment Operations:
Net investment income/(loss)	.30	.53	.62	.04	.05	(.01)	.05	–
Net gain/(loss) on investments (both realized and unrealized)	3.85	(1.09)	1.60	2.20	2.86	(2.61)	2.28	1.28
Total from Investment Operations	4.15	(.56)	2.22	2.24	2.91	(2.62)	2.33	1.28
Less Distributions and Other:
Dividends (from net investment income)*	(.28)	(.56)	(.56)	(.12)	–	(.06)	(.02)	–
Distributions (from capital gains)*	(.41)	(.78)	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.69)	(1.34)	(.56)	(.12)	–	(.06)	(.02)	–
Net Asset Value, End of Period	$26.65	$23.19	$25.09	$23.43	$14.24	$11.33	$14.01	$11.70
Total Return**	18.16%	(2.56)%	9.57%	10.50%	25.69%	(18.80)%	19.90%	12.28%
Net Assets, End of Period (in thousands)	$1,920,263	$1,631,889	$304,168	$104,063	$53,690	$58,036	$126,187	$57,734
Average Net Assets for the Period (in thousands)	$1,794,781	$530,094	$223,843	$56,942	$55,523	$115,103	$94,317	$27,329
Ratio of Gross Expenses to Average Net Assets***(4)	0.67%	0.62%	0.65%	0.63%	0.68%	0.65%(5)	0.74%	0.94%
Ratio of Net Expenses to Average Net Assets***(4)	0.67%	0.62%	0.65%	0.62%	0.68%	0.65%(5)	0.74%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.35%	2.32%	2.67%	2.57%	0.85%	0.54%	0.42%	(0.13)%
Portfolio Turnover Rate***	96%	94%	83%	158%	50%	130%	104%	80%

Class I Shares

For a share outstanding during the six-month period ended March 31, 2012
(unaudited), the fiscal year ended September 30, 2011, the eleven-month fiscal	Janus Enterprise Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$52.86	$52.39	$42.51	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.04)	.16	.11	.05
Net gain/(loss) on investments (both realized and unrealized)	13.80	.31	9.77	5.83
Total from Investment Operations	13.76	.47	9.88	5.88
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$66.62	$52.86	$52.39	$42.51
Total Return**	26.03%	0.90%	23.24%	16.05%
Net Assets, End of Period (in thousands)	$409,152	$344,500	$417,965	$416,272
Average Net Assets for the Period (in thousands)	$384,814	$464,985	$487,246	$395,409
Ratio of Gross Expenses to Average Net Assets***(4)	0.75%	0.72%	0.74%	0.82%
Ratio of Net Expenses to Average Net Assets***(4)	0.75%	0.72%	0.74%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.18)%	(0.13)%	(0.01)%	0.16%
Portfolio Turnover Rate***	15%	19%	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.63% and 0.63%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 127

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), each fiscal year
ended September 30, the two-month fiscal period
ended September 30, 2009 and each fiscal year	Janus Forty Fund
ended July 31	2012	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$29.35	$31.19	$30.61	$29.34	$39.79	$34.48	$28.40
Income from Investment Operations:
Net investment income	.21	.41	–	.02	.09	.12	.07
Net gain/(loss) on investments (both realized and unrealized)	8.36	(2.25)	.58	1.25	(9.29)	5.35	7.15
Total from Investment Operations	8.57	(1.84)	.58	1.27	(9.20)	5.47	7.22
Less Distributions and Other:
Dividends (from net investment income)*	(.25)	–	–	–	–	(.15)	(.10)
Distributions (from capital gains)*	–	–	–	–	(1.25)	(.01)	(1.04)
Return of capital	N/A	N/A	N/A	N/A	–(3)	N/A	N/A
Total Distributions and Other	(.25)	–	–	–	(1.25)	(.16)	(1.14)
Net Asset Value, End of Period	$37.67	$29.35	$31.19	$30.61	$29.34	$39.79	$34.48
Total Return**	29.40%	(5.90)%	1.89%	4.33%	(22.11)%	15.84%	25.86%
Net Assets, End of Period (in thousands)	$1,055,522	$951,430	$1,891,800	$771,852	$688,074	$783,030	$97,395
Average Net Assets for the Period (in thousands)	$966,203	$1,591,680	$1,607,834	$723,953	$512,019	$364,025	$39,961
Ratio of Gross Expenses to Average Net Assets***(4)	0.67%	0.74%	0.77%	0.67%	0.67%	0.65%	0.68%(5)
Ratio of Net Expenses to Average Net Assets***(4)	0.67%	0.74%	0.77%	0.67%	0.67%	0.65%	0.68%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.76%	0.57%	(0.03)%	(0.31)%	0.15%(6)	0.22%(6)	0.60%
Portfolio Turnover Rate***	6%	51%	40%	22%	53%	40%	22%

Class I Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the
fiscal year ended September 30, 2011, the
eleven-month fiscal period ended September 30,					Janus Growth and
2010 and the fiscal period ended October 31,	Janus Fund				Income Fund(7)
2009	2012	2011	2010(8)	2009(9)	2012	2011	2010(8)	2009(9)

Net Asset Value, Beginning of Period	$25.44	$26.87	$23.96	$20.86	$26.25	$28.50	$26.48	$23.24
Income from Investment Operations:
Net investment income	.11	.17	.12	.02	.23	.35	.36	.04
Net gain/(loss) on investments (both realized and unrealized)	6.37	(1.45)	2.82	3.08	7.82	(2.26)	2.01	3.24
Total from Investment Operations	6.48	(1.28)	2.94	3.10	8.05	(1.91)	2.37	3.28
Less Distributions:
Dividends (from net investment income)*	(.19)	(.15)	(.03)	–	(.21)	(.34)	(.35)	(.04)
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Total Distributions	(.19)	(.15)	(.03)	–	(.21)	(.34)	(.35)	(.04)
Net Asset Value, End of Period	$31.73	$25.44	$26.87	$23.96	$34.09	$26.25	$28.50	$26.48
Total Return**	25.59%	(4.83)%	12.28%	14.86%	30.73%	(6.85)%	9.00%	14.12%
Net Assets, End of Period (in thousands)	$176,217	$147,597	$135,877	$25,857	$28,467	$23,016	$65,031	$6,761
Average Net Assets for the Period (in thousands)	$159,071	$159,134	$93,710	$18,996	$26,915	$57,356	$44,786	$2,059
Ratio of Gross Expenses to Average Net Assets***(4)	0.61%	0.72%(10)	0.80%	0.73%	0.71%	0.70%	0.72%	0.72%
Ratio of Net Expenses to Average Net Assets***(4)	0.61%	0.72%(10)	0.80%	0.71%	0.71%	0.70%	0.72%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.71%	0.67%	0.67%	0.31%	1.46%	1.18%	1.49%	0.42%
Portfolio Turnover Rate***	54%	90%	44%	60%	36%	65%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.66% and 0.66%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.14% in 2008. The adjustment had no impact on the total net assets of the class.
(7)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 9 in Notes to Financial Statements.
(8)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.
(10)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.72% and 0.72%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

128 | MARCH 31, 2012

Class I Shares

For a share outstanding during the six-month period ended March 31, 2012
(unaudited), the fiscal year ended September 30, 2011, the eleven-month fiscal period	Janus Research Fund
ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.97	$26.38	$22.50	$19.41
Income from Investment Operations:
Net investment income/(loss)	.10	.19	.18	–
Net gain/(loss) on investments (both realized and unrealized)	6.54	(.41)	3.78	3.09
Total from Investment Operations	6.64	(.22)	3.96	3.09
Less Distributions:
Dividends (from net investment income)*	(.23)	(.19)	(.08)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.23)	(.19)	(.08)	–
Net Asset Value, End of Period	$32.38	$25.97	$26.38	$22.50
Total Return**	25.72%	(0.92)%	17.63%	15.92%
Net Assets, End of Period (in thousands)	$128,821	$91,170	$72,225	$6,821
Average Net Assets for the Period (in thousands)	$105,193	$88,419	$42,421	$794
Ratio of Gross Expenses to Average Net Assets***(3)	0.85%	0.67%	0.79%	1.02%
Ratio of Net Expenses to Average Net Assets***(3)	0.85%	0.67%	0.78%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.64%	0.69%	0.86%	(0.57)%
Portfolio Turnover Rate***	48%	88%	75%	83%

Class I Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended	Janus Triton Fund				Janus Venture Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011(4)

Net Asset Value, Beginning of Period	$14.93	$14.72	$11.63	$10.26	$50.25	$60.66
Income from Investment Operations:
Net investment income/(loss)	(.01)	.01	.04	.01	(.02)	.02
Net gain/(loss) on investments (both realized and unrealized)	4.10	.51	3.09	1.36	13.30	(10.43)
Total from Investment Operations	4.09	.52	3.13	1.37	13.28	(10.41)
Less Distributions:
Dividends (from net investment income)*	–	–	(.04)	–	–	–
Distributions (from capital gains)*	(.60)	(.31)	–	–	(4.08)	–
Total Distributions	(.60)	(.31)	(.04)	–	(4.08)	–
Net Asset Value, End of Period	$18.42	$14.93	$14.72	$11.63	$59.45	$50.25
Total Return**	27.96%	3.32%	26.96%	13.35%	27.55%	(17.16)%
Net Assets, End of Period (in thousands)	$673,604	$299,600	$74,640	$4,377	$23,695	$1,557
Average Net Assets for the Period (in thousands)	$455,130	$221,851	$23,645	$1,277	$15,539	$388
Ratio of Gross Expenses to Average Net Assets***(3)	0.78%(5)	0.75%(5)	0.71%(5)	1.01%(5)	0.71%	0.81%
Ratio of Net Expenses to Average Net Assets***(3)	0.78%(5)	0.75%(5)	0.71%(5)	0.97%(5)	0.71%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.03%	0.01%	0.01%	0.73%	(0.01)%	(0.08)%
Portfolio Turnover Rate***	27%	42%	35%	50%	41%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from May 6, 2011 (inception date) through September 30, 2011.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.78% and 0.78%, respectively, in 2012, 0.75% and 0.75%, respectively, in 2011, 0.71% and 0.71%, respectively, in 2010 and 1.01% and 0.97%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 129

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the
fiscal year ended September 30, 2011, the
eleven-month fiscal period ended September 30,
2010 and the fiscal period ended October 31,	Janus Balanced Fund				Janus Contrarian Fund
2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.15	$25.08	$23.41	$21.31	$11.21	$13.91	$11.67	$10.42
Income from Investment Operations:
Net investment income/(loss)	.22	.41	.47	(.06)	(.05)	(.11)	(.02)	(.03)
Net gain/(loss) on investments (both realized and unrealized)	3.84	(1.15)	1.60	2.24	2.89	(2.59)	2.26	1.28
Total from Investment Operations	4.06	(.74)	2.07	2.18	2.84	(2.70)	2.24	1.25
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	(.41)	(.40)	(.08)	–	–	–	–
Distributions (from capital gains)*	(.41)	(.78)	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.62)	(1.19)	(.40)	(.08)	–	–	–	–
Net Asset Value, End of Period	$26.59	$23.15	$25.08	$23.41	$14.05	$11.21	$13.91	$11.67
Total Return**	17.78%	(3.28)%	8.90%	10.25%	25.33%	(19.41)%	19.19%	12.00%
Net Assets, End of Period (in thousands)	$212,142	$156,098	$120,585	$49,678	$2,252	$2,506	$3,905	$2,549
Average Net Assets for the Period (in thousands)	$186,463	$150,156	$83,466	$39,380	$2,111	$3,679	$3,256	$2,682
Ratio of Gross Expenses to Average Net Assets***(4)	1.33%	1.33%	1.34%	1.35%	1.24%	1.30%(5)	1.43%	1.67%
Ratio of Net Expenses to Average Net Assets***(4)	1.33%	1.33%	1.34%	1.34%	1.24%	1.30%(5)	1.43%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.69%	1.62%	1.96%	1.88%	0.23%	(0.07)%	(0.30)%	(0.68)%
Portfolio Turnover Rate***	96%	94%	83%	158%	50%	130%	104%	80%

Class R Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited),
the fiscal year ended September 30, 2011, the eleven-month fiscal period ended	Janus Enterprise Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$52.01	$51.93	$42.41	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.31)	(.34)	(.24)	(.05)
Net gain/(loss) on investments (both realized and unrealized)	13.63	.42	9.76	5.83
Total from Investment Operations	13.32	.08	9.52	5.78
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$65.33	$52.01	$51.93	$42.41
Total Return**	25.61%	0.15%	22.45%	15.78%
Net Assets, End of Period (in thousands)	$58,293	$49,505	$51,998	$43,798
Average Net Assets for the Period (in thousands)	$54,551	$59,371	$48,548	$41,524
Ratio of Gross Expenses to Average Net Assets***(4)	1.44%	1.43%	1.47%	1.57%
Ratio of Net Expenses to Average Net Assets***(4)	1.44%	1.43%	1.47%	1.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.88)%	(0.83)%	(0.72)%	(0.58)%
Portfolio Turnover Rate***	15%	19%	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.28% and 1.28%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

130 | MARCH 31, 2012

Class R Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), each fiscal year
ended September 30, the two-month fiscal period ended	Janus Forty Fund
September 30, 2009 and each fiscal year ended July 31	2012	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$28.14	$30.11	$29.76	$28.56	$39.07	$33.99	$28.18
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.06)	(.04)	–	(.02)	(.02)	–
Net gain/(loss) on investments (both realized and unrealized)	8.18	(1.91)	.39	1.20	(9.24)	5.11	6.90
Total from Investment Operations	8.14	(1.97)	.35	1.20	(9.26)	5.09	6.90
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	–	–	–	–	–	(.05)
Distributions (from capital gains)*	–	–	–	–	(1.25)	(.01)	(1.04)
Return of capital	N/A	N/A	N/A	N/A	–(3)	N/A	N/A
Total Distributions and Other	(.03)	–	–	–	(1.25)	(.01)	(1.09)
Net Asset Value, End of Period	$36.25	$28.14	$30.11	$29.76	$28.56	$39.07	$33.99
Total Return**	28.95%	(6.54)%	1.18%	4.20%	(22.69)%	14.96%	24.92%
Net Assets, End of Period (in thousands)	$197,339	$188,830	$241,690	$159,146	$144,400	$101,590	$21,923
Average Net Assets for the Period (in thousands)	$195,643	$247,138	$203,710	$151,006	$98,570	$53,811	$12,731
Ratio of Gross Expenses to Average Net Assets***(4)	1.33%	1.42%	1.46%	1.41%	1.41%	1.40%	1.43%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.33%	1.42%	1.46%	1.41%	1.41%	1.39%	1.43%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.08%	(0.09)%	(0.66)%	(1.05)%	(0.58)%(6)	(0.53)%(6)	(0.15)%
Portfolio Turnover Rate***	6%	51%	40%	22%	53%	40%	22%

Class R Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), the fiscal year
ended September 30, 2011, the eleven-month					Janus Growth and
fiscal period ended September 30, 2010 and the	Janus Fund				Income Fund(7)
fiscal period ended October 31, 2009	2012	2011	2010(8)	2009(9)	2012	2011	2010(8)	2009(9)

Net Asset Value, Beginning of Period	$25.22	$26.68	$23.91	$20.86	$26.22	$28.48	$26.45	$23.24
Income from Investment Operations:
Net investment income/(loss)	–	.01	(.02)	(.02)	.12	.12	.15	(.01)
Net gain/(loss) on investments (both realized and unrealized)	6.32	(1.47)	2.79	3.07	7.81	(2.23)	2.03	3.23
Total from Investment Operations	6.32	(1.46)	2.77	3.05	7.93	(2.11)	2.18	3.22
Less Distributions:
Dividends (from net investment income)*	(.08)	–	–	–	(.11)	(.15)	(.15)	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Total Distributions	(.08)	–	–	–	(.11)	(.15)	(.15)	(.01)
Net Asset Value, End of Period	$31.46	$25.22	$26.68	$23.91	$34.04	$26.22	$28.48	$26.45
Total Return**	25.12%	(5.47)%	11.59%	14.62%	30.30%	(7.49)%	8.27%	13.83%
Net Assets, End of Period (in thousands)	$2,759	$2,175	$1,299	$781	$2,579	$1,931	$2,000	$1,789
Average Net Assets for the Period (in thousands)	$2,571	$1,644	$1,097	$776	$2,305	$2,691	$2,026	$1,853
Ratio of Gross Expenses to Average Net Assets***(4)	1.28%	1.37%(10)	1.47%	1.45%	1.40%	1.39%	1.44%	1.45%
Ratio of Net Expenses to Average Net Assets***(4)	1.28%	1.37%(10)	1.47%	1.44%	1.40%	1.39%	1.43%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.04%	0.00%	(0.10)%	(0.34)%	0.81%	0.46%	0.58%	(0.14)%
Portfolio Turnover Rate***	54%	90%	44%	60%	36%	65%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.40% and 1.40%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.15% in 2008. The adjustment had no impact on the total net assets of the class.
(7)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 9 in Notes to Financial Statements.
(8)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.
(10)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.37% and 1.37%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 131

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited),
the eleven-month fiscal period ended September 30, 2010 and the fiscal period ended	Janus Triton Fund
October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.78	$14.68	$11.64	$10.26
Income from Investment Operations:
Net investment income/(loss)	(.02)	(.04)	(.04)	.01
Net gain on investments (both realized and unrealized)	4.01	.45	3.08	1.37
Total from Investment Operations	3.99	.41	3.04	1.38
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(.60)	(.31)	–	–
Total Distributions	(.60)	(.31)	–	–
Net Asset Value, End of Period	$18.17	$14.78	$14.68	$11.64
Total Return**	27.56%	2.57%	26.12%	13.45%
Net Assets, End of Period (in thousands)	$29,707	$16,032	$4,373	$1,167
Average Net Assets for the Period (in thousands)	$21,473	$13,079	$2,304	$983
Ratio of Gross Expenses to Average Net Assets***(3)	1.44%(4)	1.43%(4)	1.46%(4)	1.81%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.44%(4)	1.43%(4)	1.45%(4)	1.80%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.63)%	(0.69)%	(0.72)%	0.21%
Portfolio Turnover Rate***	27%	42%	35%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.44% and 1.44%, respectively, in 2012, 1.43% and 1.43%, respectively, in 2011, 1.45% and 1.45%, respectively, in 2010 and 1.81% and 1.80%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

132 | MARCH 31, 2012

Class S Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the
fiscal year ended September 30, 2011, the
eleven-month fiscal period ended September 30,
2010 and the fiscal period ended October 31,	Janus Balanced Fund				Janus Contrarian Fund
2009	2012	2011	2010(1)	2009(2)	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.19	$25.11	$23.42	$21.31	$11.27	$13.96	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	.25	.47	.51	(.06)	.01	(.11)	.01	(.02)
Net gain/(loss) on investments (both realized and unrealized)	3.86	(1.15)	1.62	2.26	2.87	(2.58)	2.27	1.28
Total from Investment Operations	4.11	(.68)	2.13	2.20	2.88	(2.69)	2.28	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(.24)	(.46)	(.44)	(.09)	–	–	–	–
Distributions (from capital gains)*	(.41)	(.78)	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.65)	(1.24)	(.44)	(.09)	–	–	–	–
Net Asset Value, End of Period	$26.65	$23.19	$25.11	$23.42	$14.15	$11.27	$13.96	$11.68
Total Return**	17.95%	(3.03)%	9.17%	10.33%	25.55%	(19.27)%	19.52%	12.09%
Net Assets, End of Period (in thousands)	$758,752	$614,608	$618,469	$502,602	$2,830	$2,662	$7,021	$4,493
Average Net Assets for the Period (in thousands)	$691,613	$664,970	$583,340	$480,565	$2,748	$5,556	$7,644	$4,551
Ratio of Gross Expenses to Average Net Assets***(4)	1.08%	1.08%	1.09%	1.10%	0.99%	1.06%(5)	1.18%	1.42%
Ratio of Net Expenses to Average Net Assets***(4)	1.08%	1.08%	1.09%	1.09%	0.99%	1.06%(5)	1.18%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.94%	1.86%	2.20%	2.15%	0.53%	0.11%	(0.02)%	(0.46)%
Portfolio Turnover Rate***	96%	94%	83%	158%	50%	130%	104%	80%

Class S Shares

For a share outstanding during the six-month period ended March 31, 2012
(unaudited), the fiscal year ended September 30, 2011, the eleven-month fiscal	Janus Enterprise Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$52.31	$52.09	$42.45	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.26)	(.20)	(.15)	.02
Net gain/(loss) on investments (both realized and unrealized)	13.73	.42	9.79	5.84
Total from Investment Operations	13.47	.22	9.64	5.82
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$65.78	$52.31	$52.09	$42.45
Total Return**	25.75%	0.42%	22.71%	15.89%
Net Assets, End of Period (in thousands)	$199,389	$186,891	$213,550	$218,354
Average Net Assets for the Period (in thousands)	$191,772	$226,170	$213,868	$215,750
Ratio of Gross Expenses to Average Net Assets***(4)	1.17%	1.18%	1.22%	1.31%
Ratio of Net Expenses to Average Net Assets***(4)	1.17%	1.18%	1.22%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.61)%	(0.58)%	(0.48)%	(0.34)%
Portfolio Turnover Rate***	15%	19%	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.03% and 1.03%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 133

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), each
fiscal year ended September 30, the two-month
fiscal period ended September 30, 2009 and	Janus Forty Fund
each fiscal year ended July 31	2012	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$28.68	$30.60	$30.17	$28.94	$39.47	$34.27	$28.30
Income from Investment Operations:
Net investment income/(loss)	.06	.06	(.02)	–	(.01)	(.01)	.03
Net gain/(loss) on investments (both realized and unrealized)	8.28	(1.98)	.45	1.23	(9.27)	5.24	7.00
Total from Investment Operations	8.34	(1.92)	.43	1.23	(9.28)	5.23	7.03
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	–	–	–	–	(.02)	(.02)
Distributions (from capital gains)*	–	–	–	–	(1.25)	(.01)	(1.04)
Return of capital	N/A	N/A	N/A	N/A	–(3)	N/A	N/A
Total Distributions and Other	(.08)	–	–	–	(1.25)	(.03)	(1.06)
Net Asset Value, End of Period	$36.94	$28.68	$30.60	$30.17	$28.94	$39.47	$34.27
Total Return**	29.15%	(6.27)%	1.43%	4.25%	(22.51)%	15.24%	25.27%
Net Assets, End of Period (in thousands)	$1,921,500	$1,904,767	$2,994,743	$2,878,790	$2,821,241	$3,910,499	$2,671,702
Average Net Assets for the Period (in thousands)	$1,915,559	$2,870,863	$2,964,526	$2,835,097	$2,383,060	$3,535,839	$1,966,832
Ratio of Gross Expenses to Average Net Assets***(4)	1.03%	1.17%	1.20%	1.16%	1.15%	1.14%	1.18%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.03%	1.17%	1.20%	1.16%	1.15%	1.14%	1.18%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.37%	0.16%	(0.42)%	(0.80)%	(0.34)%(6)	(0.21)%(6)	0.09%
Portfolio Turnover Rate***	6%	51%	40%	22%	53%	40%	22%

Class S Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), the fiscal year
ended September 30, 2011, the eleven-month fiscal					Janus Growth and
period ended September 30, 2010 and the fiscal	Janus Fund				Income Fund(7)
period ended October 31, 2009	2012	2011	2010(8)	2009(9)	2012	2011	2010(8)	2009(9)

Net Asset Value, Beginning of Period	$25.35	$26.77	$23.95	$20.86	$26.26	$28.51	$26.46	$23.24
Income from Investment Operations:
Net investment income/(loss)	.06	.06	.01	–	.18	.21	.22	.01
Net gain/(loss) on investments (both realized and unrealized)	6.35	(1.46)	2.81	3.09	7.80	(2.25)	2.03	3.23
Total from Investment Operations	6.41	(1.40)	2.82	3.09	7.98	(2.04)	2.25	3.24
Less Distributions:
Dividends (from net investment income)*	(.04)	(.02)	–	–	(.14)	(.21)	(.20)	(.02)
Distributions (from capital gains)*	–	–	–	–	–	–	–	–
Total Distributions	(.04)	(.02)	–	–	(.14)	(.21)	(.20)	(.02)
Net Asset Value, End of Period	$31.72	$25.35	$26.77	$23.95	$34.10	$26.26	$28.51	$26.46
Total Return**	25.31%	(5.25)%	11.77%	14.81%	30.45%	(7.26)%	8.52%	13.94%
Net Assets, End of Period (in thousands)	$54,934	$60,817	$76,034	$84,350	$47,931	$46,970	$58,402	$66,211
Average Net Assets for the Period (in thousands)	$62,555	$76,115	$79,758	$85,637	$51,221	$62,132	$63,457	$66,895
Ratio of Gross Expenses to Average Net Assets***(4)	1.01%	1.14%(10)	1.25%	1.20%	1.11%	1.15%	1.18%	1.20%
Ratio of Net Expenses to Average Net Assets***(4)	1.01%	1.14%(10)	1.25%	1.19%	1.11%	1.15%	1.18%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.31%	0.23%	0.04%	(0.08)%	1.06%	0.71%	0.81%	0.10%
Portfolio Turnover Rate***	54%	90%	44%	60%	36%	65%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.15% and 1.15%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.10% in 2008. The adjustment had no impact on the total net assets of the class.
(7)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 9 in Notes to Financial Statements.
(8)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.
(10)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.14% and 1.14%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

134 | MARCH 31, 2012

Class S Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited),
the fiscal year ended September 30, 2011, the eleven-month fiscal period ended	Janus Research Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.82	$26.21	$22.46	$19.41
Income from Investment Operations:
Net investment income/(loss)	.03	.02	.13	–
Net gain/(loss) on investments (both realized and unrealized)	6.50	(.36)	3.70	3.05
Total from Investment Operations	6.53	(.34)	3.83	3.05
Less Distributions:
Dividends (from net investment income)*	(.21)	(.05)	(.08)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.21)	(.05)	(.08)	–
Net Asset Value, End of Period	$32.14	$25.82	$26.21	$22.46
Total Return**	25.43%	(1.32)%	17.06%	15.71%
Net Assets, End of Period (in thousands)	$566	$416	$13	$11
Average Net Assets for the Period (in thousands)	$497	$145	$17	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.30%	1.10%	1.25%	1.66%
Ratio of Net Expenses to Average Net Assets***(3)	1.30%	1.10%	1.25%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.18%	0.31%	0.38%	(0.24)%
Portfolio Turnover Rate***	48%	88%	75%	83%

Class S Shares

For a share outstanding during the six-month period ended
March 31, 2012 (unaudited), the fiscal year ended September 30,					Janus Venture
2011, the eleven-month fiscal period ended September 30, 2010	Janus Triton Fund				Fund
and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)	2012	2011(4)

Net Asset Value, Beginning of Period	$14.79	$14.65	$11.60	$10.26	$50.16	$60.66
Income from Investment Operations:
Net investment income/(loss)	–	–	(.03)	.01	(.03)	(.01)
Net gain/(loss) on investments (both realized and unrealized)	4.01	.45	3.10	1.33	13.20	(10.49)
Total from Investment Operations	4.01	.45	3.07	1.34	13.17	(10.50)
Less Distributions:
Dividends (from net investment income)*	–	–	(.02)	–	–	–
Distributions (from capital gains)*	(.60)	(.31)	–	–	(4.08)	–
Total Distributions	(.60)	(.31)	(.02)	–	(4.08)	–
Net Asset Value, End of Period	$18.20	$14.79	$14.65	$11.60	$59.25	$50.16
Total Return**	27.68%	2.85%	26.45%	13.06%	27.38%	(17.31)%
Net Assets, End of Period (in thousands)	$86,233	$30,983	$6,444	$3,845	$25	$8
Average Net Assets for the Period (in thousands)	$56,631	$20,684	$5,740	$2,245	$10	$9
Ratio of Gross Expenses to Average Net Assets***(3)	1.19%(5)	1.18%(5)	1.23%(5)	1.59%(5)	1.04%	1.18%
Ratio of Net Expenses to Average Net Assets***(3)	1.19%(5)	1.18%(5)	1.23%(5)	1.57%(5)	1.04%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.38)%	(0.43)%	(0.48)%	0.70%	(0.30)%	(0.59)%
Portfolio Turnover Rate***	27%	42%	35%	50%	41%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from May 6, 2011 (inception date) through September 30, 2011.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.19% and 1.19%, respectively, in 2012, 1.18% and 1.18%, respectively, in 2011, 1.23% and 1.23%, respectively, in 2010 and 1.59% and 1.57%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 135

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the
fiscal year ended September 30, 2011, the
eleven-month fiscal period ended
September 30, 2010 and each fiscal year	Janus Balanced Fund
ended October 31	2012	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$23.19	$25.10	$23.42	$20.58	$27.00	$24.07	$21.62
Income from Investment Operations:
Net investment income/(loss)	.28	.51	.58	.36	.59	.59	.43
Net gain/(loss) on investments (both realized and unrealized)	3.85	(1.13)	1.61	3.80	(5.58)	2.91	2.45
Total from Investment Operations	4.13	(.62)	2.19	4.16	(4.99)	3.50	2.88
Less Distributions and Other:
Dividends (from net investment income)*	(.26)	(.51)	(.51)	(.74)	(.59)	(.57)	(.43)
Distributions (from capital gains)*	(.41)	(.78)	–	(.58)	(.84)	–	–
Return of capital	N/A	N/A	N/A	–(2)	N/A	N/A	N/A
Total Distributions and Other	(.67)	(1.29)	(.51)	(1.32)	(1.43)	(.57)	(.43)
Net Asset Value, End of Period	$26.65	$23.19	$25.10	$23.42	$20.58	$27.00	$24.07
Total Return**	18.06%	(2.78)%	9.43%	21.56%	(19.34)%	14.73%	13.41%
Net Assets, End of Period (in thousands)	$3,523,715	$3,066,279	$2,957,642	$3,438,753	$2,361,537	$2,786,455	$2,478,237
Average Net Assets for the Period (in thousands)	$3,310,037	$3,227,273	$3,136,111	$2,749,762	$2,733,572	$2,593,935	$2,499,295
Ratio of Gross Expenses to Average Net Assets***(3)	0.83%	0.83%	0.82%	0.82%	0.79%	0.79%	0.82%
Ratio of Net Expenses to Average Net Assets***(3)	0.83%	0.83%	0.82%	0.82%	0.79%	0.79%	0.81%
Ratio of Net Investment Income to Average Net Assets***	2.19%	2.11%	2.43%	2.72%	2.42%	2.34%	1.85%
Portfolio Turnover Rate***	96%	94%	83%	158%	109%	60%	50%

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the
fiscal year ended September 30, 2011, the
eleven-month fiscal period ended September 30,	Janus Contrarian Fund
2010 and each fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$11.31	$14.00	$11.69	$10.90	$21.19	$17.44	$14.20
Income from Investment Operations:
Net investment income/(loss)	.04	(.04)	–	–	.07	.06	.21
Net gain/(loss) on investments (both realized and unrealized)	2.86	(2.62)	2.32	1.22	(9.40)	5.71	3.25
Total from Investment Operations	2.90	(2.66)	2.32	1.22	(9.33)	5.77	3.46
Less Distributions and Other:
Dividends (from net investment income)*	–	(.03)	(.01)	(.05)	(.08)	(.21)	(.04)
Distributions (from capital gains)*	–	–	–	(.37)	(.88)	(1.81)	(.18)
Return of capital	N/A	N/A	N/A	(.01)	N/A	N/A	N/A
Total Distributions and Other	–	(.03)	(.01)	(.43)	(.96)	(2.02)	(.22)
Net Asset Value, End of Period	$14.21	$11.31	$14.00	$11.69	$10.90	$21.19	$17.44
Total Return**	25.64%	(19.04)%	19.81%	12.35%	(46.02)%	36.17%	24.60%
Net Assets, End of Period (in thousands)	$880,927	$849,035	$1,701,378	$3,655,102	$3,927,985	$8,452,208	$4,002,929
Average Net Assets for the Period (in thousands)	$871,505	$1,474,114	$2,454,799	$3,398,196	$7,251,667	$6,378,807	$3,511,568
Ratio of Gross Expenses to Average Net Assets***(3)	0.74%	0.81%(4)	0.91%	1.01%(4)	1.01%	0.97%	0.95%
Ratio of Net Expenses to Average Net Assets***(3)	0.74%	0.81%(4)	0.91%	1.00%(4)	1.00%	0.96%	0.94%
Ratio of Net Investment Income to Average Net Assets***	0.77%	0.40%	0.16%	0.02%	0.43%	0.38%	1.41%
Portfolio Turnover Rate***	50%	130%	104%	80%	52%	28%	39%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Return of capital aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.78% and 0.78%, respectively, in 2011 and 0.98% and 0.98%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

136 | MARCH 31, 2012

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the
fiscal year ended September 30, 2011, the
eleven-month fiscal period ended September 30,	Janus Enterprise Fund
2010 and each fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$52.63	$52.27	$42.50	$35.71	$59.39	$45.65	$39.48
Income from Investment Operations:
Net investment income/(loss)	(.12)	(.03)	(.04)	(.01)	.05	(.01)	(.04)
Net gain/(loss) on investments (both realized and unrealized)	13.76	.39	9.81	6.80	(23.73)	13.75	6.21
Total from Investment Operations	13.64	.36	9.77	6.79	(23.68)	13.74	6.17
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–	–
Net Asset Value, End of Period	$66.27	$52.63	$52.27	$42.50	$35.71	$59.39	$45.65
Total Return**	25.92%	0.69%	22.99%	19.01%	(39.87)%	30.10%	15.63%
Net Assets, End of Period (in thousands)	$863,862	$723,261	$816,087	$1,521,578	$1,397,516	$2,233,224	$1,743,616
Average Net Assets for the Period (in thousands)	$797,956	$900,476	$1,074,011	$1,335,838	$2,025,505	$1,926,163	$1,778,532
Ratio of Gross Expenses to Average Net Assets***(2)	0.93%	0.93%	0.95%	0.99%	0.92%	0.94%	1.00%
Ratio of Net Expenses to Average Net Assets***(2)	0.93%	0.93%	0.95%	0.98%	0.92%	0.93%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.37)%	(0.34)%	(0.23)%	(0.09)%	0.04%	(0.04)%	(0.24)%
Portfolio Turnover Rate***	15%	19%	24%	41%	69%	32%	40%

Class T Shares

For a share outstanding during the six-month period ended March 31, 2012
(unaudited), each fiscal year ended September 30, the two-month fiscal
period ended September 30, 2009 and the fiscal period ended July 31,	Janus Forty Fund
2009	2012	2011	2010	2009(3)	2009(4)

Net Asset Value, Beginning of Period	$28.83	$30.69	$30.18	$28.95	$25.87
Income from Investment Operations:
Net investment income/(loss)	.10	.15	.02	(.09)	.09
Net gain/(loss) on investments (both realized and unrealized)	8.30	(2.01)	.49	1.32	2.99
Total from Investment Operations	8.40	(1.86)	.51	1.23	3.08
Less Distributions:
Dividends (from net investment income)*	(.21)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.21)	–	–	–	–
Net Asset Value, End of Period	$37.02	$28.83	$30.69	$30.18	$28.95
Total Return**	29.30%	(6.06)%	1.69%	4.25%	11.91%
Net Assets, End of Period (in thousands)	$43,164	$31,178	$29,048	$375	$1
Average Net Assets for the Period (in thousands)	$35,957	$38,574	$10,232	$76	$1
Ratio of Gross Expenses to Average Net Assets***(2)	0.82%	0.92%	1.02%	0.95%	1.03%
Ratio of Net Expenses to Average Net Assets***(2)	0.82%	0.92%	1.02%	0.95%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.61%	0.40%	(0.11)%	(0.80)%	1.38%(5)
Portfolio Turnover Rate***	6%	51%	40%	22%	53%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through July 31, 2009.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.21% for the fiscal period ended July 31, 2009. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

Janus Growth & Core Funds | 137

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-
month period ended March 31, 2012
(unaudited), the fiscal year ended
September 30, 2011, the eleven-month
fiscal period ended September 30,	Janus Fund
2010 and each fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$25.42	$26.82	$23.95	$20.35	$33.66	$27.43	$24.44
Income from Investment Operations:
Net investment income	.09	.16	.09	.11	.18	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	6.36	(1.50)	2.80	3.76	(13.33)	6.17	2.92
Total from Investment Operations	6.45	(1.34)	2.89	3.87	(13.15)	6.33	3.01
Less Distributions:
Dividends (from net investment income)*	(.13)	(.06)	(.02)	(.27)	(.16)	(.10)	(.02)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	(.13)	(.06)	(.02)	(.27)	(.16)	(.10)	(.02)
Net Asset Value, End of Period	$31.74	$25.42	$26.82	$23.95	$20.35	$33.66	$27.43
Total Return**	25.44%	(5.01)%	12.06%	19.35%	(39.24)%	23.12%	12.31%
Net Assets, End of Period (in thousands)	$2,307,640	$2,032,008	$2,800,369	$8,100,358	$7,528,294	$13,038,747	$11,208,629
Average Net Assets for the Period (in thousands)	$2,190,482	$2,583,683	$5,138,181	$7,312,389	$10,973,577	$11,816,878	$11,232,055
Ratio of Gross Expenses to Average Net Assets***(2)	0.77%	0.89%(3)	0.94%	0.89%	0.88%	0.88%	0.90%
Ratio of Net Expenses to Average Net Assets***(2)	0.77%	0.89%(3)	0.94%	0.88%	0.87%	0.87%	0.90%
Ratio of Net Investment Income to Average Net Assets***	0.55%	0.48%	0.21%	0.49%	0.60%	0.52%	0.34%
Portfolio Turnover Rate***	54%	90%	44%	60%	95%	32%	69%

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the
fiscal year ended September 30, 2011, the
eleven-month fiscal period ended	Janus Growth and
September 30, 2010 and each fiscal year	Income Fund(4)
ended October 31	2012	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$26.25	$28.50	$26.47	$21.90	$44.20	$37.36	$33.97
Income from Investment Operations:
Net investment income	.20	.28	.28	.28	.38	.63	.61
Net gain/(loss) on investments (both realized and unrealized)	7.82	(2.25)	2.03	4.56	(17.92)	6.86	3.30
Total from Investment Operations	8.02	(1.97)	2.31	4.84	(17.54)	7.49	3.91
Less Distributions:
Dividends (from net investment income)*	(.18)	(.28)	(.28)	(.27)	(.49)	(.65)	(.52)
Distributions (from capital gains)*	–	–	–	–	(4.27)	–	–
Total Distributions	(.18)	(.28)	(.28)	(.27)	(4.76)	(.65)	(.52)
Net Asset Value, End of Period	$34.09	$26.25	$28.50	$26.47	$21.90	$44.20	$37.36
Total Return**	30.62%	(7.03)%	8.79%	22.32%	(43.79)%	20.22%	11.56%
Net Assets, End of Period (in thousands)	$1,429,537	$1,253,824	$1,615,457	$3,622,998	$3,345,701	$7,107,894	$6,780,817
Average Net Assets for the Period (in thousands)	$1,376,757	$1,639,387	$2,383,198	$3,231,514	$5,463,501	$6,738,311	$6,677,364
Ratio of Gross Expenses to Average Net Assets***(2)	0.89%	0.90%	0.90%	0.90%	0.87%	0.87%	0.89%
Ratio of Net Expenses to Average Net Assets***(2)	0.89%	0.90%	0.90%	0.89%	0.86%	0.86%	0.88%
Ratio of Net Investment Income to Average Net Assets***	1.29%	0.96%	0.90%	1.22%	1.17%	1.98%	1.90%
Portfolio Turnover Rate***	36%	65%	47%	40%	76%	54%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.89% and 0.89%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

138 | MARCH 31, 2012

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the
fiscal year ended September 30, 2011, the
eleven-month fiscal period ended
September 30, 2010 and each fiscal year	Janus Research Fund
ended October 31	2012	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$25.94	$26.33	$22.49	$18.25	$32.09	$24.19	$22.05
Income from Investment Operations:
Net investment income/(loss)	.07	.16	.15	.17	.05	.03	.02
Net gain/(loss) on investments (both realized and unrealized)	6.54	(.42)	3.75	4.23	(13.86)	7.89	2.18
Total from Investment Operations	6.61	(.26)	3.90	4.40	(13.81)	7.92	2.20
Less Distributions:
Dividends (from net investment income)*	(.16)	(.13)	(.06)	(.16)	(.03)	(.02)	(.06)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	(.16)	(.13)	(.06)	(.16)	(.03)	(.02)	(.06)
Net Asset Value, End of Period	$32.39	$25.94	$26.33	$22.49	$18.25	$32.09	$24.19
Total Return**	25.59%	(1.04)%	17.36%	24.29%	(43.08)%	32.76%	10.00%
Net Assets, End of Period (in thousands)	$1,432,820	$1,213,477	$1,354,695	$2,890,078	$2,590,521	$5,006,239	$3,876,997
Average Net Assets for the Period (in thousands)	$1,338,858	$1,465,454	$1,881,088	$2,505,457	$4,097,719	$4,266,701	$4,052,013
Ratio of Gross Expenses to Average Net Assets***(2)	1.04%	0.87%	1.02%	1.02%	1.06%	1.01%	0.98%
Ratio of Net Expenses to Average Net Assets***(2)	1.04%	0.87%	1.02%	1.01%	1.05%	1.00%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.45%	0.48%	0.44%	0.59%	0.24%	0.11%	0.11%
Portfolio Turnover Rate***	48%	88%	75%	83%	102%	72%	147%

Class T Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), the fiscal year
ended September 30, 2011, the eleven-month fiscal
period ended September 30, 2010 and each fiscal	Janus Triton Fund
year ended October 31	2012	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$14.85	$14.68	$11.60	$8.89	$17.13	$13.09	$10.86
Income from Investment Operations:
Net investment income/(loss)	(.01)	–	.01	.01	.02	–	.01
Net gain/(loss) on investments (both realized and unrealized)	4.07	.48	3.09	2.70	(6.36)	4.22	2.27
Total from Investment Operations	4.06	.48	3.10	2.71	(6.34)	4.22	2.28
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.02)	–(3)	–	–	(.03)
Distributions (from capital gains)*	(.60)	(.31)	–	–	(1.90)	(.18)	(.02)
Return of capital	N/A	N/A	N/A	N/A	–(4)	N/A	N/A
Total Distributions and Other	(.60)	(.31)	(.02)	–	(1.90)	(.18)	(.05)
Net Asset Value, End of Period	$18.31	$14.85	$14.68	$11.60	$8.89	$17.13	$13.09
Total Return**	27.90%	3.05%	26.74%	30.55%	(41.05)%	32.57%	21.06%
Net Assets, End of Period (in thousands)	$1,292,522	$830,444	$431,352	$315,350	$122,852	$151,888	$111,993
Average Net Assets for the Period (in thousands)	$1,059,157	$846,328	$313,740	$193,298	$143,209	$120,057	$105,268
Ratio of Gross Expenses to Average Net Assets***(2)	0.93%(5)	0.93%(5)	0.96%(5)	1.18%(5)	1.20%(5)	1.13%	1.11%
Ratio of Net Expenses to Average Net Assets***(2)	0.93%(5)	0.93%(5)	0.96%(5)	1.17%(5)	1.20%(5)	1.11%	1.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.11)%	(0.17)%	(0.14)%	0.06%	(0.23)%	(0.28)%	0.12%
Portfolio Turnover Rate***	27%	42%	35%	50%	88%	93%	262%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Dividends (from net investment income) aggregated less than $.01 on a per share basis.
(4)	Return of capital aggregated less than $.01 on a per share basis.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.93% and 0.93%, respectively, in 2012, 0.93% and 0.93%, respectively, in 2011, 0.96% and 0.96%, respectively, in 2010, 1.18% and 1.17% respectively, in 2009, and 1.16% and 1.16%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 139

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month
period ended March 31, 2012 (unaudited), the
fiscal year ended September 30, 2011, the
eleven-month fiscal period ended
September 30, 2010 and each fiscal year	Janus Twenty Fund
ended October 31	2012	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$55.81	$60.33	$57.00	$46.29	$74.70	$52.93	$47.63
Income from Investment Operations:
Net investment income/(loss)	.14	.16	(.12)	.06	.01	.15	.32
Net gain/(loss) on investments (both realized and unrealized)	14.59	(4.53)	3.45	10.66	(28.27)	21.94	5.08
Total from Investment Operations	14.73	(4.37)	3.33	10.72	(28.26)	22.09	5.40
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.15)	–	–	(.15)	(.32)	(.10)
Distributions (from capital gains)*	(9.16)	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	(.01)	N/A	N/A	N/A
Total Distributions and Other	(9.20)	(.15)	–	(.01)	(.15)	(.32)	(.10)
Net Asset Value, End of Period	$61.34	$55.81	$60.33	$57.00	$46.29	$74.70	$52.93
Total Return**	29.83%	(7.28)%(2)	5.84%	23.16%	(37.91)%	41.95%	11.35%
Net Assets, End of Period (in thousands)	$3,553,046	$2,985,145	$3,850,699	$9,016,257	$7,671,239	$12,769,465	$9,582,463
Average Net Assets for the Period (in thousands)	$3,260,837	$3,792,727	$5,792,097	$7,846,950	$11,801,120	$10,355,207	$9,511,589
Ratio of Gross Expenses to Average Net Assets***(3)	0.84%	0.93%	0.91%	0.86%	0.85%	0.88%(4)	0.88%(4)
Ratio of Net Expenses to Average Net Assets***(3)	0.84%	0.93%	0.91%	0.86%	0.84%	0.88%(4)	0.87%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.45%	0.33%	(0.14)%	(0.10)%	(0.07)%(5)	0.22%	0.60%
Portfolio Turnover Rate***	12%	56%	39%	32%	42%	20%	41%

Class T Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), the fiscal year
ended September 30, 2011, the eleven-month fiscal
period ended September 30, 2010 and each fiscal year	Janus Venture Fund
ended October 31	2012	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$50.21	$47.08	$38.68	$29.82	$79.09	$65.75	$56.82
Income from Investment Operations:
Net investment income/(loss)	.03	(.06)	(.13)	–	.07	(.02)	(.06)
Net gain/(loss) on investments (both realized and unrealized)	13.18	3.19	8.53	8.86	(34.87)	20.85	11.92
Total from Investment Operations	13.21	3.13	8.40	8.86	(34.80)	20.83	11.86
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–	–
Distributions (from capital gains)*	(4.08)	–	–	–	(14.47)	(7.49)	(2.93)
Return of capital	N/A	N/A	N/A	N/A	–(6)	N/A	N/A
Total Distributions and Other	(4.08)	–	–	–	(14.47)	(7.49)	(2.93)
Net Asset Value, End of Period	$59.34	$50.21	$47.08	$38.68	$29.82	$79.09	$65.75
Total Return**	27.43%	6.65%	21.72%	29.71%	(52.62)%	34.68%	21.69%
Net Assets, End of Period (in thousands)	$400,501	$219,453	$206,712	$921,384	$760,880	$1,764,166	$1,398,455
Average Net Assets for the Period (in thousands)	$263,392	$239,806	$458,457	$776,334	$1,268,992	$1,549,495	$1,353,079
Ratio of Gross Expenses to Average Net Assets***(3)	0.93%	0.96%(7)	0.92%(7)	0.93%(7)	0.90%(7)	0.88%	0.91%
Ratio of Net Expenses to Average Net Assets***(3)	0.93%	0.96%(7)	0.92%(7)	0.93%(7)	0.90%(7)	0.87%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	(0.31)%	(0.47)%	(0.48)%	(0.46)%	(0.49)%	(0.55)%
Portfolio Turnover Rate***	41%	54%	64%	40%	31%	57%	55%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Total return reflects a non-recurring litigation settlement from Enron Corp. This resulted in an increase to the total return of 0.28% for the year ended September 30, 2011.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.86% and 0.86%, respectively, in 2007 and 0.87% and 0.87%, respectively, in 2006 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.09%. The adjustment had no impact on total net assets or total return of the class.
(6)	Return of capital aggregated less than $.01 on a per share basis.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include dividends and interest on short positions and may include stock loan fees. The ratio would be 0.95% and 0.95%, respectively, in 2011, 0.90% and 0.90%, respectively, in 2010, 0.91% and 0.91%, respectively, in 2009 and 0.89% and 0.89%, respectively, in 2008 without the inclusion of dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

140 | MARCH 31, 2012

Notes to Schedules of Investments (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Barclays U.S. Aggregate Bond Index (45%). Prior to 7/2/09, the index was calculated using the Barclays U.S. Government/Credit Bond Index instead of the Barclays U.S. Aggregate Bond Index.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Core Growth Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TMGrowth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Janus Growth & Core Funds | 141

Notes to Schedules of Investments (unaudited) (continued)

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.

°°  Schedule of Fair Valued Securities (as of March 31, 2012)

		Value as a %
	Value	of Net Assets

Janus Enterprise Fund
Workday, Inc. – Private Placement	$7,191,561	0.3%

Janus Forty Fund
Zynga, Inc. – Class B – Private Placement	$24,317,151	0.6%

Janus Fund
Zynga, Inc. – Class B – Private Placement	$31,142,803	0.4%

Janus Twenty Fund
Zynga, Inc. – Class B – Private Placement	$33,586,961	0.4%

Janus Venture Fund
Digital Domain – Private Placement	$1,011,014	0.1%
Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12	–	0.0%

	$1,011,014	0.1%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

142 | MARCH 31, 2012

§ Schedule of Restricted and Illiquid Securities (as of March 31, 2012)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Enterprise Fund
Workday, Inc. – Private Placement	10/13/11	$7,191,561	$7,191,561	0.3%

Janus Forty Fund
Zynga, Inc. – Class B – Private Placement	2/17/11	$27,308,234	$24,317,151	0.6%

Janus Fund
Zynga, Inc. – Class B – Private Placement	2/17/11	$34,973,461	$31,142,803	0.4%

Janus Twenty Fund
Zynga, Inc. – Class B – Private Placement	2/17/11	$37,718,258	$33,586,961	0.4%

Janus Venture Fund
Digital Domain – Private Placement	7/26/07	$7,291,119	$1,011,014	0.1%
Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12	5/17/07	198,681	–	0.0%

		$7,489,800	$1,011,014	0.1%

The Funds have registration rights for certain restricted securities held as of March 31, 2012. The issuer incurs all registration costs.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2012 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Balanced Fund	$686,568,111	7.9%
Janus Growth and Income Fund	50,967,482	1.4%

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended March 31, 2012.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/12

Janus Contrarian Fund
St. Joe Co.*	1,078,907	$16,327,503	–	$–	$–	$–	$161,288,330

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/12

Janus Enterprise Fund
Workday, Inc. – Private Placement§	542,350	$7,191,561	–	$–	$–	$–	$7,191,561

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/12

Janus Triton Fund
DTS, Inc.*	107,835	$3,109,917	60,130	$2,828,795	$(1,152,023)	$–	$34,185,468
HEICO Corp. – Class A	745,902	29,558,959	–	–	–	–	58,626,829
Maidenform Brands, Inc.*	366,160	7,427,415	94,660	2,873,577	(1,140,717)	–	32,471,350
Measurement Specialties, Inc. *	227,125	6,507,088	–	–	–	–	29,920,781
National CineMedia, Inc.	887,045	11,572,982	–	–	–	1,333,507	49,661,122
Rush Enterprises, Inc. – Class B*(1)	44,580	728,357	135,078	2,068,770	416,362	–	N/A

		$58,904,718		$7,771,142	$(1,876,378)	$1,333,507	$204,865,550

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/12

Janus Venture Fund
Convio, Inc.*(1)	–	$–	307,295	$2,776,802	$2,106,895	$–	$ N/A
Standard Parking Corp.*	1,475	29,672	–	–	–	–	19,369,343

		$29,672		$2,776,802	$2,106,895	$–	$19,369,343

(1)	Company was no longer an affiliate as of March 31, 2012.

Janus Growth & Core Funds | 143

Notes to Schedules of Investments (unaudited) (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Balanced Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$121,873,468	$–

Bank Loans	–	13,195,315	–

Common Stock
Agricultural Chemicals	–	65,709,661	–
Commercial Banks	188,769,348	60,768,853	–
Medical – Drugs	308,251,125	66,992,514	–
Oil Companies – Integrated	240,138,207	23,254,077	–
All Other	4,376,588,891	–	–

Corporate Bonds	–	2,359,776,282	–

Mortgage-Backed Securities	–	398,430,931	–

Preferred Stock	–	2,056,750	–

U.S. Treasury Notes/Bonds	–	371,850,091	–

Money Market	–	187,375,777	–

Total Investments in Securities	$5,113,747,571	$3,671,283,719	$–

Investments in Securities:
Janus Contrarian Fund
Common Stock
Oil Companies – Integrated	$–	$160,658,640	$–
All Other	2,510,059,361	–	–

Total Investments in Securities	$2,510,059,361	$160,658,640	$–

Investments in Securities:
Janus Enterprise Fund
Common Stock
Airlines	$–	$36,314,176	$–
Commercial Services – Finance	–	37,292,717	–
Media	–	–	7,191,561
All Other	2,415,448,184	–	–

Money Market	–	92,326,892	–

Total Investments in Securities	$2,415,448,184	$165,933,785	$7,191,561

Investments in Securities:
Janus Forty Fund
Common Stock
Internet Content – Entertainment	$17,749,554	$24,317,151	$–
All Other	4,031,848,958	–	–

Money Market	–	1,715,000	–

Total Investments in Securities	$4,049,598,512	$26,032,151	$–

Investments in Securities:
Janus Fund
Common Stock
Internet Content – Entertainment	$40,741,304	$31,142,803	$–
Oil Companies – Integrated	–	42,104,638	–
All Other	8,019,985,866	–	–

Money Market	–	385,614,633	–

Total Investments in Securities	$8,060,727,170	$458,862,074	$–

144 | MARCH 31, 2012

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Growth and Income Fund
Common Stock
Agricultural Chemicals	$–	$42,779,222	$–
Commercial Banks	122,339,946	14,988,158	–
Medical – Drugs	211,286,350	33,984,456	–
Oil Companies – Integrated	152,265,846	13,015,728	–
All Other	2,973,938,624	–	–

Corporate Bonds	–	171,548,298	–

Total Investments in Securities	$3,459,830,766	$276,315,862	$–

Investments in Securities:
Janus Research Fund
Common Stock
Cellular Telecommunications	$–	$18,161,581	$–
Oil Companies – Integrated	13,814,902	14,057,769	–
All Other	3,434,562,801	–	–

Exchange-Traded Fund	21,898,635	–	–

Money Market	–	41,166,000	–

Total Investments in Securities	$3,470,276,338	$73,385,350	$–

Investments in Securities:
Janus Triton Fund
Common Stock
Commercial Services – Finance	$49,262,547	$39,270,270	$–
All Other	2,769,293,729	–	–

Money Market	–	245,517,702	–

Total Investments in Securities	$2,818,556,276	$284,787,972	$–

Investments in Securities:
Janus Twenty Fund
Common Stock
Internet Content – Entertainment	$45,536,675	$33,586,961	$–
All Other	8,603,663,687	–	–

Money Market	–	52,641,196	–

Total Investments in Securities	$8,649,200,362	$86,228,157	$–

Investments in Securities:
Janus Venture Fund
Common Stock
Diversified Operations	$–	$–	$1,011,014
All Other	1,377,444,806	–	–

Warrant	–	–	–

Money Market	–	93,515,013	–

Total Investments in Securities	$1,377,444,806	$93,515,013	$1,011,014

Investments in Purchased Options:
Janus Contrarian Fund	$–	$31,676,911	$–
Janus Fund	–	28,304,210	–

Investments in Securities Sold Short:
Janus Triton Fund	$(9,172,007)	$–	$–

Janus Growth & Core Funds | 145

Notes to Schedules of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Other Financial Instruments(b):
Janus Balanced Fund	$–	$(975,422)	$–
Janus Contrarian Fund	–	(515,143)	–
Janus Enterprise Fund	–	(354,424)	–
Janus Fund	–	(3,892,564)	–
Janus Growth and Income Fund	–	(618,236)	–
Janus Research Fund	–	(1,406,736)	–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the six-month period ended March 31, 2012)

			Change in
	Balance	Realized	Unrealized			Transfers In	Balance
	as of	Gain/	Appreciation/			and/or	as of
	September 30, 2011	(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Out of Level 3	March 31, 2012

Investments in Securities:
Janus Enterprise Fund
Common Stock
Media	$–	$–	$–	$7,191,561	$–	$–	$7,191,561
Janus Forty Fund
Common Stock
Internet Content – Entertainment	$27,308,234	$–	$–	$–	$–	$(27,308,234)	$–
Janus Fund
Common Stock
Internet Content – Entertainment	$34,973,461	$–	$–	$–	$–	$(34,973,461)	$–
Janus Twenty Fund
Common Stock
Internet Content – Entertainment	$37,718,258	$–	$–	$–	$–	$(37,718,258)	$–
Janus Venture Fund
Common Stock
Diversified Operations	$1,510,303	$–	$(499,289)	$–	$–	$–	$1,011,014

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of March 31, 2012 is noted below.

Fund	Aggregate Value

Janus Balanced Fund	$356,955,105
Janus Contrarian Fund	641,870,335
Janus Enterprise Fund	335,186,938
Janus Fund	1,286,901,769
Janus Growth and Income Fund	118,920,634
Janus Research Fund	677,044,898
Janus Triton Fund	14,102,560

146 | MARCH 31, 2012

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund and Janus Venture Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the six-month period ended March 31, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Contrarian Fund, Janus Forty Fund and Janus Twenty Fund, which are classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities

Janus Growth & Core Funds | 147

Notes to Financial Statements (unaudited) (continued)

may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for Janus Balanced Fund and Janus Growth and Income Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

148 | MARCH 31, 2012

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of March 31, 2012, Janus Contrarian Fund had restricted cash in the amounts of $550,000. The restricted cash represents collateral received in relation to options contracts invested in by the Fund at March 31, 2012. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service

Janus Growth & Core Funds | 149

Notes to Financial Statements (unaudited) (continued)

and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2012.

	Transfers In	Transfers Out
	Level 1 to	Level 2
Fund	Level 2	to Level 1

Janus Balanced Fund	$–	$71,026,652
Janus Contrarian Fund	–	191,282,141
Janus Enterprise Fund	31,730,626	52,325,126
Janus Forty Fund	–	531,964,528
Janus Fund	–	558,681,408
Janus Growth and Income Fund	–	56,651,040
Janus Research Fund	–	297,180,294
Janus Triton Fund	28,686,392	–
Janus Twenty Fund	–	860,700,759

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the period.

Financial assets were transferred from Level 1 to Level 2 since the security halted trading and was valued by the Fund’s Global Pricing Committee.

The Funds recognize transfers between the levels as of the beginning of the fiscal period.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” This disclosure will become effective for interim and annual periods beginning after December 15, 2011. The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the

150 | MARCH 31, 2012

Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the period ended March 31, 2012 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will

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Notes to Financial Statements (unaudited) (continued)

generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is

152 | MARCH 31, 2012

an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the period ended March 31, 2012 is indicated in the tables below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at September 30, 2011	–	$–
Options written	40,170	2,419,731
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2012	40,170	$2,419,731

Janus Growth & Core Funds | 153

Notes to Financial Statements (unaudited) (continued)

	Number of	Premiums
Put Options	Contracts	Received

Janus Forty Fund
Options outstanding at September 30, 2011	30,500	$4,245,600
Options written	–	–
Options closed	–	–
Options expired	(30,500)	(4,245,600)
Options exercised	–	–

Options outstanding at March 31, 2012	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Twenty Fund
Options outstanding at September 30, 2011	41,900	$5,832,480
Options written	–	–
Options closed	–	–
Options expired	(41,900)	(5,832,480)
Options exercised	–	–

Options outstanding at March 31, 2012	–	$–

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

154 | MARCH 31, 2012

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of March 31, 2012.

Fair Value of Derivative Instruments as of March 31, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Balanced Fund
Foreign Exchange Contracts			Forward currency contracts	$975,422

Total				$975,422

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Contrarian Fund
Equity Contracts	Unaffiliated investments at value	$31,676,911	Options written, at value	$219,023
Foreign Exchange Contracts	Forward currency contracts	378,399	Forward currency contracts	674,519

Total		$32,055,310		$893,542

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Enterprise Fund
Foreign Exchange Contracts			Forward currency contracts	$354,424

Total				$354,424

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Fund
Equity Contracts	Unaffiliated investments at value	$28,304,210
Foreign Exchange Contracts	Forward currency contracts	627,701	Forward currency contracts	$4,520,265

Total		$28,931,911		$4,520,265

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Growth and Income Fund
Foreign Exchange Contracts			Forward currency contracts	$618,236

Total				$618,236

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Research Fund
Foreign Exchange Contracts	Forward currency contracts	$243,015	Forward currency contracts	$1,649,751

Total		$243,015		$1,649,751

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the period ended March 31, 2012.

The effect of Derivative Instruments on the Statements of Operations for the six-month period ended March 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Foreign Exchange Contracts	$–	$–	$–	$(137,641)	$(137,641)

Total	$–	$–	$–	$(137,641)	$(137,641)

Janus Growth & Core Funds | 155

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Foreign Exchange Contracts	$–	$–	$–	$(2,468,868)	$(2,468,868)

Total	$–	$–	$–	$(2,468,868)	$(2,468,868)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Equity Contracts	$(47,902)	$(31,867,227)	$39,710,323	$–	$7,795,194

Foreign Exchange Contracts	–	–	–	6,384,935	6,384,935

Total	$(47,902)	$(31,867,227)	$39,710,323	$6,384,935	$14,180,129

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Equity Contracts	$(7,133,613)	$20,503,677	$19,712,961	$–	$33,083,025

Foreign Exchange Contracts	–	–	–	(4,975,218)	(4,975,218)

Total	$(7,133,613)	$20,503,677	$19,712,961	$(4,975,218)	$28,107,807

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	$–	$–	$–	$2,702,961	$2,702,961

Total	$–	$–	$–	$2,702,961	$2,702,961

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	$–	$–	$–	$(2,027,143)	$(2,027,143)

Total	$–	$–	$–	$(2,027,143)	$(2,027,143)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Forty Fund

Equity Contracts	$–	$–	$4,245,600	$–	$4,245,600

Total	$–	$–	$4,245,600	$–	$4,245,600

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Forty Fund

Equity Contracts	$–	$–	$1,843,139	$–	$1,843,139

Total	$–	$–	$1,843,139	$–	$1,843,139

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Foreign Exchange Contracts	$–	$–	$–	$11,641,210	$11,641,210

Total	$–	$–	$–	$11,641,210	$11,641,210

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$–	$7,772,720	$–	$7,772,720

Foreign Exchange Contracts	–	–	–	(14,585,195)	(14,585,195)

Total	$–	$–	$7,772,720	$(14,585,195)	$(6,812,475)

156 | MARCH 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Foreign Exchange Contracts	$–	$–	$–	$328,639	$328,639

Total	$–	$–	$–	$328,639	$328,639

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Foreign Exchange Contracts	$–	$–	$–	$(1,929,235)	$(1,929,235)

Total	$–	$–	$–	$(1,929,235)	$(1,929,235)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Fund

Foreign Exchange Contracts	$–	$–	$–	$6,349,263	$6,349,263

Total	$–	$–	$–	$6,349,263	$6,349,263

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Fund

Foreign Exchange Contracts	$–	$–	$–	$(6,128,763)	$(6,128,763)

Total	$–	$–	$–	$(6,128,763)	$(6,128,763)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Twenty Fund

Equity Contracts	$–	$–	$5,832,480	$–	$5,832,480

Total	$–	$–	$5,832,480	$–	$5,832,480

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Twenty Fund

Equity Contracts	$–	$–	$(2,532,051)	$–	$(2,532,051)

Total	$–	$–	$(2,532,051)	$–	$(2,532,051)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is

Janus Growth & Core Funds | 157

Notes to Financial Statements (unaudited) (continued)

important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Act which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain Funds, particularly Janus Balanced Fund, may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the period ended March 31, 2012 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Janus Balanced Fund	$21,304,634	3.5000% - 5.2500%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s

158 | MARCH 31, 2012

exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of their investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Janus Balanced Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve

Janus Growth & Core Funds | 159

Notes to Financial Statements (unaudited) (continued)

borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Funds, particularly Janus Balanced Fund, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. This mortgage-backed securities purchase program ended in 2010. However, the U.S. Treasury has committed to continue its support for Fannie Mae’s and Freddie Mac’s capital as necessary to prevent them having a negative net worth through at least 2012. However, there is no assurance that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure Fannie Mae’s and Freddie Mac’s continued solvency. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ return and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

160 | MARCH 31, 2012

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the period ended March 31, 2012.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter

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Notes to Financial Statements (unaudited) (continued)

into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

When-Issued Securities
Janus Balanced Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

	Average Daily	Contractual Investment
	Net Assets	Advisory Fee/Base
Fund	of the Fund	Fee (%) (annual rate)

Janus Balanced Fund	All Asset Levels	0.55
Janus Contrarian Fund	N/A	0.64
Janus Enterprise Fund	All Asset Levels	0.64
Janus Forty Fund	N/A	0.64
Janus Fund	N/A	0.64
Janus Growth and Income Fund	All Asset Levels	0.60
Janus Research Fund	N/A	0.64
Janus Triton Fund	All Asset Levels	0.64
Janus Twenty Fund	N/A	0.64
Janus Venture Fund	All Asset Levels	0.64

For Janus Contrarian Fund, Janus Forty Fund, Janus Fund, Janus Research Fund, and Janus Twenty Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Contrarian Fund	S&P 500® Index
Janus Forty Fund	Russell 1000® Growth Index
Janus Fund	Core Growth Index
Janus Research Fund	Russell 1000® Growth Index
Janus Twenty Fund	Russell 1000® Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months (18 months for each of Janus Forty Fund and Janus Twenty Fund). When a Fund’s performance-based fee structure has been in effect for at least 12 months (18 months for each of Janus Forty Fund and Janus Twenty Fund), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustments began February 2007 for each of Janus Contrarian Fund and Janus Research Fund, July 2011 for Janus Fund, and January 2012 for each of Janus Forty Fund and Janus Twenty Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses.

162 | MARCH 31, 2012

Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s (with the exception of Janus Twenty Fund) Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, certain Funds calculated their Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of a Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. Until that time, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon a Fund’s load-waived Class A Shares. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

Because Janus Twenty Fund does not offer Class A Shares, the investment performance of the Fund’s Class T Shares (formerly named Class J Shares) will be used for purposes of calculating the Fund’s Performance Adjustment. After Janus Capital determines whether Janus Twenty Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class T Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across any other class of shares of Janus Twenty Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the period ended March 31, 2012, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Contrarian Fund	$(2,775,841)
Janus Forty Fund	(2,105,705)
Janus Fund	(6,161,112)
Janus Research Fund	1,595,053
Janus Twenty Fund	(3,172,647)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with

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Notes to Financial Statements (unaudited) (continued)

intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse certain Funds until at least February 1, 2013 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Balanced Fund	0.76
Janus Contrarian Fund	0.89
Janus Enterprise Fund	0.90
Janus Forty Fund	0.78
Janus Fund	0.78
Janus Growth and Income Fund	0.70
Janus Triton Fund	1.05
Janus Venture Fund	1.05

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of March 31, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/

164 | MARCH 31, 2012

(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended March 31, 2012.

For the period ended March 31, 2012, Janus Capital assumed $15,422 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $531,031 was paid by the Trust during the period ended March 31, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Balanced Fund	$97,351
Janus Contrarian Fund	235
Janus Enterprise Fund	2,870
Janus Forty Fund	13,478
Janus Fund	2,073
Janus Growth and Income Fund	1,802
Janus Research Fund	1,347
Janus Triton Fund	62,813
Janus Venture Fund	304

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2012.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended March 31, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Balanced Fund	$34,323
Janus Contrarian Fund	1,594
Janus Enterprise Fund	759
Janus Forty Fund	21,533
Janus Fund	4,679
Janus Growth and Income Fund	154
Janus Research Fund	138
Janus Triton Fund	22,738

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds

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Notes to Financial Statements (unaudited) (continued)

may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended March 31, 2012, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 3/31/12

Janus Cash Liquidity Fund LLC
Janus Balanced Fund	$1,977,334,400	$(1,987,637,776)	$61,564	$187,375,777
Janus Contrarian Fund	456,873,321	(964,796,957)	36,674	–
Janus Enterprise Fund	170,448,816	(161,426,000)	35,005	92,326,892
Janus Forty Fund	255,599,593	(253,884,593)	4,297	1,715,000
Janus Fund	1,008,898,002	(995,887,000)	238,740	385,614,633
Janus Growth and Income Fund	454,873,326	(454,873,326)	23,235	–
Janus Research Fund	306,380,375	(293,048,812)	5,541	41,166,000
Janus Triton Fund	604,294,472	(438,531,000)	110,518	245,517,702
Janus Twenty Fund	606,062,465	(707,366,845)	65,006	52,641,196
Janus Venture Fund	207,971,748	(185,974,000)	51,453	93,515,013

	$6,048,736,518	$(6,443,426,309)	$632,033	$1,099,872,213

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, partnerships and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Balanced Fund	$7,609,861,392	$1,222,807,329	$(47,637,431)	$1,175,169,898
Janus Contrarian Fund	2,478,277,010	409,603,515	(185,485,613)	224,117,902
Janus Enterprise Fund	1,803,644,498	810,394,838	(25,465,806)	784,929,032
Janus Forty Fund	2,807,962,428	1,354,031,237	(86,363,002)	1,267,668,235
Janus Fund	6,583,107,713	2,062,428,681	(97,642,940)	1,964,785,741
Janus Growth and Income Fund	2,804,248,586	960,976,409	(29,078,367)	931,898,042
Janus Research Fund	2,779,236,686	809,098,418	(44,673,416)	764,425,002
Janus Triton Fund	2,675,808,654	494,436,272	(66,900,678)	427,535,594
Janus Twenty Fund	6,063,726,344	2,879,768,863	(208,066,688)	2,671,702,175
Janus Venture Fund	1,167,638,864	342,463,537	(38,131,568)	304,331,969

166 | MARCH 31, 2012

Information on the tax components of securities sold short as of March 31, 2012 is as follows:

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	(Appreciation)	Depreciation	(Appreciation)

Janus Triton Fund	$(6,310,049)	$(2,861,958)	$–	$(2,861,958)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal period or
fiscal year ended September 30, 2011

								Accumulated
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	Capital
Fund	2012	2013	2015	2016	2017	2018	2019	Losses

Janus Balanced Fund	$–	$–	$–	$–	$–	$–	$–	$–
Janus Contrarian Fund(1)	(25,915,072)	(22,132,836)	(1,936,896)	(35,994,804)	(633,312,761)	(2,708,558)	(922,145)	(722,923,072)
Janus Enterprise Fund(1)	–	–	–	(118,791,701)	(69,474,023)	–	–	(188,265,724)
Janus Forty Fund	–	–	–	–	(437,869,841)	–	–	(437,869,841)
Janus Fund(1)	–	–	–	(23,612,026)	(1,160,491,046)	–	–	(1,184,103,072)
Janus Growth and Income Fund(1)	–	–	(7,080,034)	(161,503,482)	(701,532,112)	(462,850)	–	(870,578,478)
Janus Research Fund	–	–	–	–	(444,323,808)	–	–	(444,323,808)
Janus Triton Fund(1)	–	–	–	(46,549)	–	–	–	(46,549)
Janus Twenty Fund	–	–	–	–	–	–	–	–
Janus Venture Fund	–	–	–	–	–	–	–	–

(1)	Capital loss carryovers subject to annual limitations.

Janus Growth & Core Funds | 167

Notes to Financial Statements (unaudited) (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended March 31, 2012 (unaudited), the fiscal year or period ended September 30, 2011, the eleven-month fiscal period or year ended September 30,
2010, the two-month fiscal period ended September 30, 2009
and each fiscal year or period ended July 31 or October 31

						Janus
	Janus	Janus	Janus	Janus		Growth	Janus	Janus
	Balanced	Contrarian	Enterprise	Forty	Janus	and Income	Triton	Venture
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Class A Shares
2012	0.94%	0.93%	1.08%	0.93%	1.04%	0.96%	1.14%	1.08%
2011	0.91%	0.90%	1.05%	0.97%	1.07%	0.96%	1.01%	1.03%(1)
2010(2)	0.93%	1.06%	1.15%	N/A	1.22%	1.04%	1.07%	N/A
2010(3)	N/A	N/A	N/A	1.09%	N/A	N/A	N/A	N/A
2009(4)	N/A	N/A	N/A	0.97%	N/A	N/A	N/A	N/A
2009(5)	0.89%	1.43%	1.21%	N/A	1.07%	1.16%	1.43%	N/A
2009(6)	N/A	N/A	N/A	1.03%	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	0.97%	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.05%	N/A	N/A	N/A	N/A

Class C Shares
2012	1.68%	1.64%	1.81%	1.73%	1.61%	1.71%	1.94%	1.91%
2011	1.65%	1.62%	1.77%	1.77%	1.70%	1.70%	1.80%	3.04%(1)
2010(2)	1.64%	1.85%	1.96%	N/A	1.96%	1.82%	1.79%	N/A
2010(3)	N/A	N/A	N/A	1.85%	N/A	N/A	N/A	N/A
2009(4)	N/A	N/A	N/A	1.75%	N/A	N/A	N/A	N/A
2009(5)	1.70%	2.37%	2.39%	N/A	1.89%	2.08%	2.19%	N/A
2009(6)	N/A	N/A	N/A	1.81%	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	1.73%	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.73%	N/A	N/A	N/A	N/A

Class D Shares
2012	0.72%	0.66%	0.85%	N/A	0.67%	0.79%	0.82%	0.83%
2011	0.72%	0.69%	0.83%	N/A	0.77%	0.80%	0.82%	0.85%
2010(7)	0.73%	0.80%	0.88%	N/A	0.93%	0.83%	0.83%	N/A

Class I Shares
2012	0.67%	0.68%	0.75%	0.67%	0.61%	0.71%	0.78%	0.71%
2011	0.62%	0.65%	0.72%	0.74%	0.72%	0.71%	0.75%	0.81%(1)
2010(2)	0.65%	0.74%	0.81%	N/A	0.86%	0.72%	0.71%	N/A
2010(3)	N/A	N/A	N/A	0.77%	N/A	N/A	N/A	N/A
2009(4)	N/A	N/A	N/A	0.67%	N/A	N/A	N/A	N/A
2009(5)	0.63%	0.94%	0.82%	N/A	0.73%	0.73%	1.01%	N/A
2009(6)	N/A	N/A	N/A	0.67%	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	0.65%	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	0.68%	N/A	N/A	N/A	N/A

Class R Shares
2012	1.33%	1.24%	1.44%	1.33%	1.28%	1.40%	1.44%	N/A
2011	1.33%	1.30%	1.43%	1.42%	1.37%	1.39%	1.43%	N/A
2010(2)	1.34%	1.43%	1.47%	N/A	1.47%	1.44%	1.46%	N/A
2010(3)	N/A	N/A	N/A	1.46%	N/A	N/A	N/A	N/A
2009(4)	N/A	N/A	N/A	1.41%	N/A	N/A	N/A	N/A
2009(5)	1.35%	1.67%	1.57%	N/A	1.45%	1.45%	1.81%	N/A
2009(6)	N/A	N/A	N/A	1.41%	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	1.40%	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.43%	N/A	N/A	N/A	N/A

168 | MARCH 31, 2012

						Janus
	Janus	Janus	Janus	Janus		Growth	Janus	Janus
	Balanced	Contrarian	Enterprise	Forty	Janus	and Income	Triton	Venture
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Class S Shares
2012	1.08%	0.99%	1.17%	1.03%	1.01%	1.11%	1.19%	1.04%
2011	1.08%	1.06%	1.18%	1.17%	1.14%	1.15%	1.18%	1.18%(1)
2010(2)	1.09%	1.18%	1.22%	N/A	1.25%	1.18%	1.23%	N/A
2010(3)	N/A	N/A	N/A	1.20%	N/A	N/A	N/A	N/A
2009(4)	N/A	N/A	N/A	1.16%	N/A	N/A	N/A	N/A
2009(5)	1.10%	1.42%	1.31%	N/A	1.20%	1.20%	1.61%	N/A
2009(6)	N/A	N/A	N/A	1.15%	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	1.14%	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.18%	N/A	N/A	N/A	N/A

Class T Shares
2012	0.83%	0.74%	0.93%	0.82%	0.77%	0.89%	0.93%	0.93%
2011	0.83%	0.81%	0.93%	0.92%	0.89%	0.90%	0.93%	0.96%
2010(2)	0.82%	0.91%	0.95%	N/A	0.94%	0.90%	0.96%	N/A
2010(3)	N/A	N/A	N/A	1.02%	N/A	N/A	N/A	N/A
2009(4)	N/A	N/A	N/A	0.95%	N/A	N/A	N/A	N/A
2009(8)	0.82%	1.01%	0.99%	N/A	0.89%	0.90%	1.18%	N/A
2009(9)	N/A	N/A	N/A	1.09%	N/A	N/A	N/A	N/A
2008	0.79%	1.01%	0.92%	N/A	0.88%	0.87%	1.20%	N/A
2007	0.79%	0.97%	0.94%	N/A	0.88%	0.87%	1.13%	N/A
2006	0.82%	0.95%	1.00%	N/A	0.90%	0.89%	1.11%	N/A

(1)	Period from May 6, 2011 (inception date) through September 30, 2011.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from October 1, 2009 through September 30, 2010.
(4)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Period from August 1, 2008 through July 31, 2009.
(7)	Period from February 16, 2010 (inception date) through September 30, 2010.
(8)	Period from November 1, 2008 through October 31, 2009.
(9)	Period from July 6, 2009 (inception date) through July 31, 2009.

Janus Growth & Core Funds | 169

Notes to Financial Statements (unaudited) (continued)

7.	Capital Share Transactions

For the six-month period ended March 31, 2012
(unaudited) and the fiscal year ended	Janus		Janus		Janus
September 30, 2011	Balanced Fund		Contrarian Fund		Enterprise Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	3,700	8,000	91	860	134	405
Reinvested dividends and distributions	528	920	–	5	–	–
Shares repurchased	(3,254)	(6,687)	(960)	(3,126)	(184)	(684)
Net Increase/(Decrease) in Fund Shares	974	2,233	(869)	(2,261)	(50)	(279)
Shares Outstanding, Beginning of Period	22,694	20,461	2,965	5,226	1,178	1,457
Shares Outstanding, End of Period	23,668	22,694	2,096	2,965	1,128	1,178
Transactions in Fund Shares – Class C Shares:
Shares sold	1,992	5,755	19	294	47	101
Reinvested dividends and distributions	331	554	–	–	–	–
Shares repurchased	(2,032)	(3,933)	(688)	(2,509)	(52)	(144)
Net Increase/(Decrease) in Fund Shares	291	2,376	(669)	(2,215)	(5)	(43)
Shares Outstanding, Beginning of Period	18,817	16,441	2,352	4,567	411	454
Shares Outstanding, End of Period	19,108	18,817	1,683	2,352	406	411
Transactions in Fund Shares – Class D Shares:
Shares sold	2,437	5,424	1,683	5,129	462	1,378
Reinvested dividends and distributions	1,127	2,042	9	442	–	–
Shares repurchased	(2,440)	(5,180)	(11,334)	(27,523)	(954)	(1,995)
Net Increase/(Decrease) in Fund Shares	1,124	2,286	(9,642)	(21,952)	(492)	(617)
Shares Outstanding, Beginning of Period	41,480	39,194	130,397	152,349	14,950	15,567
Shares Outstanding, End of Period	42,604	41,480	120,755	130,397	14,458	14,950
Transactions in Fund Shares – Class I Shares:
Shares sold	13,224	63,929	208	2,679	893	1,955
Reinvested dividends and distributions	1,840	910	–	29	–	–
Shares repurchased	(13,389)	(6,577)	(1,562)	(6,588)	(1,268)	(3,415)
Net Increase/(Decrease) in Fund Shares	1,675	58,262	(1,354)	(3,880)	(375)	(1,460)
Shares Outstanding, Beginning of Period	70,384	12,122	5,125	9,005	6,517	7,977
Shares Outstanding, End of Period	72,059	70,384	3,771	5,125	6,142	6,517
Transactions in Fund Shares – Class R Shares:
Shares sold	2,140	3,583	23	62	96	292
Reinvested dividends and distributions	172	223	–	–	–	–
Shares repurchased	(1,077)	(1,873)	(87)	(119)	(156)	(341)
Net Increase/(Decrease) in Fund Shares	1,235	1,933	(64)	(57)	(60)	(49)
Shares Outstanding, Beginning of Period	6,742	4,809	224	281	952	1,001
Shares Outstanding, End of Period	7,977	6,742	160	224	892	952
Transactions in Fund Shares – Class S Shares:
Shares sold	5,120	8,515	16	72	350	990
Reinvested dividends and distributions	717	1,250	–	–	–	–
Shares repurchased	(3,867)	(7,897)	(52)	(339)	(892)	(1,517)
Net Increase/(Decrease) in Fund Shares	1,970	1,868	(36)	(267)	(542)	(527)
Shares Outstanding, Beginning of Period	26,502	24,634	236	503	3,573	4,100
Shares Outstanding, End of Period	28,472	26,502	200	236	3,031	3,573

170 | MARCH 31, 2012

For the six-month period ended March 31, 2012
(unaudited) and the fiscal year ended	Janus		Janus		Janus
September 30, 2011	Balanced Fund		Contrarian Fund		Enterprise Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class T Shares:
Shares sold	15,190	36,637	1,820	13,329	1,220	2,995
Reinvested dividends and distributions	3,492	6,208	–	255	–	–
Shares repurchased	(18,710)	(28,459)	(14,910)	(60,063)	(1,927)	(4,865)
Net Increase/(Decrease) in Fund Shares	(28)	14,386	(13,090)	(46,479)	(707)	(1,870)
Shares Outstanding, Beginning of Period	132,240	117,854	75,062	121,541	13,742	15,612
Shares Outstanding, End of Period	132,212	132,240	61,972	75,062	13,035	13,742

Janus Growth & Core Funds | 171

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended March 31,
2012 (unaudited) and the fiscal year ended	Janus		Janus		Janus
September 30, 2011	Forty Fund		Fund		Growth and Income Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 9)	N/A	N/A	N/A	N/A	N/A	141
Shares sold	1,495	5,484	6,540	23,428	48	203
Reinvested dividends and distributions	53	–	166	78	4	6
Shares repurchased	(5,066)	(17,510)	(7,381)	(4,180)	(173)	(216)
Net Increase/(Decrease) in Fund Shares	(3,518)	(12,026)	(675)	19,326	(121)	134
Shares Outstanding, Beginning of Period	15,546	27,572	33,622	14,296	797	663
Shares Outstanding, End of Period	12,028	15,546	32,947	33,622	676	797
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 9)	N/A	N/A	N/A	N/A	N/A	236
Shares sold	442	2,126	41	45	32	84
Reinvested dividends and distributions	–	–	–	–	1	1
Shares repurchased	(2,758)	(9,951)	(29)	(75)	(59)	(107)
Net Increase/(Decrease) in Fund Shares	(2,316)	(7,825)	12	(30)	(26)	214
Shares Outstanding, Beginning of Period	12,813	20,638	184	214	384	170
Shares Outstanding, End of Period	10,497	12,813	196	184	358	384
Transactions in Fund Shares – Class D Shares:
Shares issued in connection with acquisition (Note 9)	N/A	N/A	N/A	N/A	N/A	9,790
Shares sold	N/A	N/A	1,414	3,501	981	2,506
Reinvested dividends and distributions	N/A	N/A	960	631	401	663
Shares repurchased	N/A	N/A	(8,772)	(17,501)	(4,301)	(8,560)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(6,398)	(13,369)	(2,919)	4,399
Shares Outstanding, Beginning of Period	N/A	N/A	162,036	175,405	66,961	62,562
Shares Outstanding, End of Period	N/A	N/A	155,638	162,036	64,042	66,961
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 9)	N/A	N/A	N/A	N/A	N/A	142
Shares sold	4,912	19,686	483	2,090	125	703
Reinvested dividends and distributions	173	–	37	25	5	19
Shares repurchased	(9,483)	(47,921)	(768)	(1,370)	(172)	(2,269)
Net Increase/(Decrease) in Fund Shares	(4,398)	(28,235)	(248)	745	(42)	(1,405)
Shares Outstanding, Beginning of Period	32,419	60,654	5,802	5,057	877	2,282
Shares Outstanding, End of Period	28,021	32,419	5,554	5,802	835	877
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 9)	N/A	N/A	N/A	N/A	N/A	22
Shares sold	515	1,890	13	52	14	33
Reinvested dividends and distributions	5	–	–	–	–	1
Shares repurchased	(1,787)	(3,207)	(11)	(15)	(12)	(52)
Net Increase/(Decrease) in Fund Shares	(1,267)	(1,317)	2	37	2	4
Shares Outstanding, Beginning of Period	6,710	8,027	86	49	74	70
Shares Outstanding, End of Period	5,443	6,710	88	86	76	74

172 | MARCH 31, 2012

For the six-month period ended March 31,
2012 (unaudited) and the fiscal year ended	Janus		Janus		Janus
September 30, 2011	Forty Fund		Fund		Growth and Income Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 9)	N/A	N/A	N/A	N/A	N/A	545
Shares sold	2,871	15,213	246	431	166	310
Reinvested dividends and distributions	159	–	3	2	7	13
Shares repurchased	(17,432)	(46,647)	(916)	(874)	(557)	(1,128)
Net Increase/(Decrease) in Fund Shares	(14,402)	(31,434)	(667)	(441)	(384)	(260)
Shares Outstanding, Beginning of Period	66,425	97,859	2,399	2,840	1,789	2,049
Shares Outstanding, End of Period	52,023	66,425	1,732	2,399	1,405	1,789
Transactions in Fund Shares – Class T Shares:
Shares issued in connection with acquisition (Note 9)	N/A	N/A	N/A	N/A	N/A	7,038
Shares sold	290	858	4,462	7,141	1,751	3,578
Reinvested dividends and distributions	7	–	349	199	251	470
Shares repurchased	(212)	(723)	(12,058)	(31,828)	(7,831)	(20,005)
Net Increase/(Decrease) in Fund Shares	85	135	(7,247)	(24,488)	(5,829)	(8,919)
Shares Outstanding, Beginning of Period	1,081	946	79,943	104,431	47,764	56,683
Shares Outstanding, End of Period	1,166	1,081	72,696	79,943	41,935	47,764

Janus Growth & Core Funds | 173

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended March 31, 2012 (unaudited) and the fiscal year	Janus		Janus
ended September 30, 2011	Research Fund		Triton Fund
(all numbers in thousands)	2012	2011	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	84	482	5,960	10,978
Reinvested dividends and distributions	3	1	359	69
Shares repurchased	(86)	(128)	(1,570)	(3,576)
Net Increase/(Decrease) in Fund Shares	1	355	4,749	7,471
Shares Outstanding, Beginning of Period	423	68	10,220	2,749
Shares Outstanding, End of Period	424	423	14,969	10,220
Transactions in Fund Shares – Class C Shares:
Shares sold	15	43	1,569	3,978
Reinvested dividends and distributions	–	–	114	23
Shares repurchased	(7)	(6)	(695)	(894)
Net Increase/(Decrease) in Fund Shares	8	37	988	3,107
Shares Outstanding, Beginning of Period	44	7	4,188	1,081
Shares Outstanding, End of Period	52	44	5,176	4,188
Transactions in Fund Shares – Class D Shares:
Shares sold	877	2,366	6,152	22,772
Reinvested dividends and distributions	429	321	1,141	364
Shares repurchased	(3,257)	(6,991)	(4,131)	(8,054)
Net Increase/(Decrease) in Fund Shares	(1,951)	(4,304)	3,162	15,082
Shares Outstanding, Beginning of Period	62,261	66,565	30,527	15,445
Shares Outstanding, End of Period	60,310	62,261	33,689	30,527
Transactions in Fund Shares – Class I Shares:
Shares sold	867	1,459	20,390	21,414
Reinvested dividends and distributions	27	17	668	111
Shares repurchased	(427)	(703)	(4,559)	(6,524)
Net Increase/(Decrease) in Fund Shares	467	773	16,499	15,001
Shares Outstanding, Beginning of Period	3,511	2,738	20,071	5,070
Shares Outstanding, End of Period	3,978	3,511	36,570	20,071
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	824	1,180
Reinvested dividends and distributions	N/A	N/A	29	6
Shares repurchased	N/A	N/A	(303)	(399)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	550	787
Shares Outstanding, Beginning of Period	N/A	N/A	1,085	298
Shares Outstanding, End of Period	N/A	N/A	1,635	1,085
Transactions in Fund Shares – Class S Shares:
Shares sold	2	20	3,184	2,269
Reinvested dividends and distributions	–	–	113	13
Shares repurchased	–	(4)	(654)	(627)
Net Increase/(Decrease) in Fund Shares	2	16	2,643	1,655
Shares Outstanding, Beginning of Period	16	–	2,095	440
Shares Outstanding, End of Period	18	16	4,738	2,095
Transactions in Fund Shares – Class T Shares:
Shares sold	2,257	6,298	26,833	50,738
Reinvested dividends and distributions	262	225	2,229	745
Shares repurchased	(5,068)	(11,181)	(14,382)	(24,961)
Net Increase/(Decrease) in Fund Shares	(2,549)	(4,658)	14,680	26,522
Shares Outstanding, Beginning of Period	46,786	51,444	55,907	29,385
Shares Outstanding, End of Period	44,237	46,786	70,587	55,907

174 | MARCH 31, 2012

For the six-month period ended March 31, 2012 (unaudited) and the fiscal year	Janus		Janus
ended September 30, 2011	Twenty Fund		Venture Fund
(all numbers in thousands)	2012	2011	2012	2011(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	N/A	N/A	4	8
Reinvested dividends and distributions	N/A	N/A	1	–
Shares repurchased	N/A	N/A	(1)	(1)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	4	7
Shares Outstanding, Beginning of Period	N/A	N/A	7	–
Shares Outstanding, End of Period	N/A	N/A	11	7
Transactions in Fund Shares – Class C Shares:
Shares sold	N/A	N/A	–	1
Reinvested dividends and distributions	N/A	N/A	–	–
Shares repurchased	N/A	N/A	–	–
Net Increase/(Decrease) in Fund Shares	N/A	N/A	–	1
Shares Outstanding, Beginning of Period	N/A	N/A	1	–
Shares Outstanding, End of Period	N/A	N/A	1	1
Transactions in Fund Shares – Class D Shares:
Shares sold	851	1,621	386	677
Reinvested dividends and distributions	12,959	266	1,254	–
Shares repurchased	(4,058)	(9,142)	(769)	(1,738)
Net Increase/(Decrease) in Fund Shares	9,752	(7,255)	871	(1,061)
Shares Outstanding, Beginning of Period	73,984	81,239	16,819	17,880
Shares Outstanding, End of Period	83,736	73,984	17,690	16,819
Transactions in Fund Shares – Class I Shares:
Shares sold	N/A	N/A	400	32
Reinvested dividends and distributions	N/A	N/A	26	–
Shares repurchased	N/A	N/A	(58)	(1)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	368	31
Shares Outstanding, Beginning of Period	N/A	N/A	31	–
Shares Outstanding, End of Period	N/A	N/A	399	31
Transactions in Fund Shares – Class S Shares:
Shares sold	N/A	N/A	243*	165*
Reinvested dividends and distributions	N/A	N/A	13*	–
Shares repurchased	N/A	N/A	–	–
Net Increase/(Decrease) in Fund Shares	N/A	N/A	256*	165*
Shares Outstanding, Beginning of Period	N/A	N/A	165*	–
Shares Outstanding, End of Period	N/A	N/A	421*	165*
Transactions in Fund Shares – Class T Shares:
Shares sold	2,570	4,042	2,736	762
Reinvested dividends and distributions	9,195	141	328	–
Shares repurchased	(7,331)	(14,523)	(686)	(781)
Net Increase/(Decrease) in Fund Shares	4,434	(10,340)	2,378	(19)
Shares Outstanding, Beginning of Period	53,487	63,827	4,371	4,390
Shares Outstanding, End of Period	57,921	53,487	6,749	4,371

*	Shares outstanding are not in thousands.
(1)	Period from May 6, 2011 (inception date) through September 30, 2011 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and October 1, 2010 through September 30, 2011 for Class D Shares and Class T Shares.

Janus Growth & Core Funds | 175

Notes to Financial Statements (unaudited) (continued)

8.	Purchases and Sales of Investment Securities

For the period ended March 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Balanced Fund	$2,841,883,350	$2,626,343,962	$1,041,896,012	$1,226,198,633
Janus Contrarian Fund	753,153,620	620,425,668	–	–
Janus Enterprise Fund	173,234,546	318,248,162	–	–
Janus Forty Fund	123,740,414	956,416,329	–	–
Janus Fund	1,996,347,782	2,397,613,473	–	–
Janus Growth and Income Fund	621,640,376	905,112,480	–	–
Janus Research Fund	771,397,810	908,822,723	–	–
Janus Triton Fund	819,667,350	301,162,056	–	–
Janus Twenty Fund	454,179,452	814,941,686	–	–
Janus Venture Fund	319,290,704	239,747,547	–	–

9.	Fund Acquisition

On January 28, 2011, Janus Growth and Income Fund acquired all of the net assets of Janus Research Core Fund pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Research Core Fund in the amount of 26,045,005 shares (valued at $454,295,281) for the 17,913,879 shares of Janus Growth and Income Fund, including $101,343,674 of unrealized appreciation. The aggregate net assets of Janus Growth and Income Fund and Janus Research Core Fund were $4,160,979,730 and $555,638,955, respectively. The aggregate net assets immediately after the reorganization were $4,716,618,685.

10.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

176 | MARCH 31, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

Janus Growth & Core Funds | 177

Additional Information (unaudited) (continued)

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of various Funds was good to very good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees

178 | MARCH 31, 2012

payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Growth & Core Funds | 179

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from the ten year period or from the inception date if the period is less than ten years) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended September 30, 2011. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

180 | MARCH 31, 2012

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the

Janus Growth & Core Funds | 181

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

182 | MARCH 31, 2012

Notes

Janus Growth & Core Funds | 183

Notes

184 | MARCH 31, 2012

Notes

Janus Growth & Core Funds | 185

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (05/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0412-014	125-24-01500 05-12

SEMIANNUAL REPORT

March 31, 2012

Janus Protected Series

Janus Protected Series – Global
Janus Protected Series – Growth

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Protected Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment
Officer

Gibson Smith
Co-Chief Investment
Officer

A FASTER TRACK

Timing can be an important element in investing, but it’s unusual to be proved correct faster than you had expected. During the period we saw many of our 2012 theses come to fruition more quickly than we had anticipated. The world became more risk-tolerant, fueling a rally in equity and credit markets that was especially strong in the first quarter of 2012. In general, the period was positive for active managers with a focus on individual security selection.

Among the positives was that the European debt crisis, while not resolved, showed some progress toward resolution. The U.S. economic recovery continued, albeit at a slow pace, and China’s economy showed signs of heading toward a soft landing. As some of the macroeconomic noise subsided, investors were able to sustain a focus on corporate fundamentals and individual security selection for the first time in more than a year.

Economic headwinds remain, of course. Although the U.S. economy is not growing at its potential, we continue to expect gross domestic product to expand by 2% to 2.5% this year. Europe has greater challenges. Although the massive liquidity pushed into the system by the European Central Bank during the period reduced a significant amount of downside risk, the reality is sinking in that European growth is going to be slower for longer than many had expected. The need for additional stimulus and restructuring in some of the peripheral countries, such as Spain, is becoming increasingly apparent. Another question is whether China’s economy will avoid a hard landing. China is the biggest growth driver in Asia, and the global economy is very dependent on Asian growth right now.

Meanwhile, despite the improving economy, U.S. political dysfunction continues and likely will accelerate over the next few months as we head into the election season. The U.S. government likely will reach the debt ceiling again by the end of 2012, around the same time that the Bush tax cuts, extended unemployment benefits and the payroll tax holiday are scheduled to expire. A replay of the dysfunction we experienced last year in Washington will be coming back to a theater near you.

EQUITIES: BACK TO FUNDAMENTALS

One of the positives seen during the period was a reduction in the extraordinarily high equity correlations that we saw for much of 2011. That is positive for individual security selection and for our relatively concentrated, high-conviction portfolios. Increased investor risk tolerance and a renewed focus on fundamentals likely will create a faster track for companies with strong management teams and winning corporate strategies. These businesses are widening the gap between themselves and their less well-positioned rivals.

We do not believe at this point that equities are overvalued. U.S. companies have shown their ability to grow in a weak economic climate, and we are not seeing signs of that growth slowing. For many companies, margins have risen due to aggressive cost cutting and restructuring, along with worker productivity gains. Stronger revenue growth will be critical for companies to maintain or grow margins from here. For businesses that are fundamentally strong, this should not be more challenging today than it was in a tougher economic climate.

FIXED INCOME: RISK ASSETS TAKE FLIGHT

In the early months of this year, we watched credit markets, particularly high yield, accomplish in weeks a level of gains that we had assumed would take months. While still bullish, we viewed this as an opportunity to take profits in bonds that reached target valuations, as well as to reduce our exposure to higher-beta securities that performed well. (Beta is a measure of the volatility of a portfolio in comparison to a benchmark index. A beta less than one means the portfolio is less volatile than the index, while a beta greater than one indicates more volatility than the index.) We have re-examined credit in our portfolios, retaining investment-grade securities that we believe offer the best relative value and high-yield credits with the least downside risk, as we prepare for the next leg of the market.

The world remains significantly out of balance. The deleveraging process continues as individuals,

Janus Protected Series | 1

(Continued) (unaudited)

corporations, banks and ultimately governments realize that growth hinges on improving their financial positions. We believe that fundamentals still support corporate credit in the near term. Companies continue to improve liquidity profiles and balance sheets, retaining financial discipline despite an improving economy. The capital markets remain wide open to high-yield issuers, allowing for refinancing and terming out of debt maturities, a positive outcome of the current zero-interest-rate-policy environment. We continue to see what we believe are compelling valuations in sectors including financials and energy, and to believe success in fixed income is driven by individual security selection with a focus on risk-adjusted returns and preservation of capital.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 | MARCH 31, 2012

Useful Information About Your Fund Report (unaudited)

Market Perspectives and Management Commentaries

The Management Commentaries in this report include valuable insight from the Funds’ manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Funds’ manager in the Management Commentaries are just that: opinions. They are a reflection of the CIOs’ and manager’s best judgment at the time this report was compiled, which was March 31, 2012. As the investing environment changes, so could their opinions. These views are unique to the CIOs and managers and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, as applicable (and any related exchange fees); and (2) ongoing costs, including management fees; a Fund’s capital protection fee; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from October 1, 2011 to March 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding the class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least February 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Janus Protected Series | 3

(Continued) (unaudited)

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (as applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | MARCH 31, 2012

Janus Protected Series - Global (unaudited)

Fund Snapshot
Janus Protected Series-Global allows investors to participate in the global stock market and the growth it potentially offers while seeking to cap downside losses at up to 20%. The Fund provides investors wary of future market declines a way to invest that is intended to reduce the impact of significant market swings on their portfolio. The Fund features a protection component, defined as follows: capital protection set at 80% of the highest NAV achieved by the Fund (reduced for dividends, distributions, any extraordinary expenses and certain extraordinary items).
Jonathan Coleman portfolio manager

Performance

Janus Protected Series – Global Class I Shares returned 13.80% since inception for the period ended March 31, 2012. The Fund’s primary benchmark, the MSCI World Growth Index, returned 16.80%, and its secondary benchmark, the MSCI All Country World Index, returned 15.65% during the period.

Investment Environment

Correlations between equities dropped, creating a more attractive environment for individual stock picking. Correlations had been extraordinarily high for a long period and as correlations fell, there was much more differentiation of companies by investors and more diversity in the marketplace. Driving correlations lower were improving economic data in the U.S. and the European Central Bank’s injections of liquidity into the euro-zone financial system, which reduced funding stresses on banks and alleviated concerns of a systemic banking crisis.

Performance Discussion

Janus Protected Series – Global is a unique product in that it has two primary features designed to protect and grow investors’ capital over the long-term. It has a disciplined allocation process that determines how much of the portfolio will be invested in its equity component and how much will be invested in its protection component.

Lower levels of volatility and declining correlations allowed the Fund to be invested primarily in equities in the period. We entered the year at 74% exposure to equities and ended the period at 90% exposure. The Fund’s risk model allows us to have less exposure to emerging markets than the benchmark, and because of market and currency risk in those markets, we were less than 100% invested during the period.

The protection component comprised the remainder of the portfolio. The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Fund can be invested in any variation in either component. In rising markets, the Fund will tend to allocate towards equities. In falling markets or periods of market volatility, the Fund will tend to allocate towards the protection component, in an effort to lower risk in the portfolio. Allocations to the protection component will negatively impact the Fund’s ability to participate in and benefit from market upswings as quickly as a fund that invests primarily in equity securities.

Since the Fund’s inception (December 15, 2011), the average allocation to the protection component was approximately 9%. This meant that the Fund was able to participate in much of the upside of the market based on the 91% average allocation to equity. However, the allocation to protection was the primary driver of the relative underperformance for the period.

The Fund’s equity component is composed of the best ideas of Janus’ 38 research analysts. Even though the risk model did not allow us to be fully invested in the period, our equity-only performance showed that stock picking added value. Fundamentally well-positioned companies that weren’t appreciated by the market last year started to be rewarded in the period as macro fears eased. We have built the portfolio with a core group of companies that are market share gainers in attractive industries, with strong business models and long-duration growth profiles, in our view. Many of these stocks outperformed in the period, and we are encouraged that the market now seems to be rewarding these types of businesses.

Our holdings in consumer staples outperformed on a relative basis. One of the top performers was a U.S. beverage company (Monster Beverage) that has a strong position in the growing energy drink market with its

Janus Protected Series | 5

Janus Protected Series - Global (unaudited)

Monster brand, and good growth opportunities in its international business. A Japanese tobacco company (Japan Tobacco) also performed well. We think the company can create significant value through better capital allocation, namely using its strong free-cash-flow generation to increase shareholder payouts through dividends and share buybacks. The company is expected to buy back shares from the Japanese government – a significant shareholder that needs to raise cash to pay for reconstruction efforts related to the earthquake in 2011.

Our selections in consumer discretionary performed well. A top performer was Isuzu Motors, a Japanese company that has a very strong position in mid- and light-duty trucks in emerging markets (Southeast Asia and Middle East in particular), where demand is growing rapidly. The company also has a significant amount of spare capacity in Japan as the truck market there has shrunk. Another top performer was Prada. We think the company has a strong global brand and is well positioned in emerging markets, where demand for luxury goods is rising with per capita income growth.

Our holdings in information technology were largely in line with the sector. Our holdings are exposed to what we see as the most significant growth trends in technology. For example, Apple (our top relative contributor in the period) has been gaining massive amounts of market share in the consumer space and will potentially gain share in the enterprise market. The company has created a strong ecosystem around its products, bringing more customers in the Apple family. Customers then spend more on Apple products and are more profitable to the company. Other themes include the growth in demand for storage (underlying EMC, another top contributor), which is gaining share of enterprise spending.

On a negative note, our holdings in Solera Holdings declined. The company provides information services to the insurance industry and we think its databases represent a competitive advantage as switching costs for its clients are high. We also appreciate its significant international business, which should expand as emerging markets like China and India adopt this technology relative to the current paper-based processes.

Another weak holding was Ivanhoe Mines. The stock fell after another mining company, Rio Tinto, was able to acquire a majority stake in Ivanhoe without buying it in its entirety. We added to the position as we believe it is undervalued relative to its net asset value.

Our position in X5 Retail Group declined. We think the Netherlands-based retail grocery store operator has strong growth opportunities in Russia. We also like the company’s historic ability to generate high and increasing returns on incremental invested capital.

Derivatives, primarily options, are used in the portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it (generally selling a put to buy a call – often referred to as stock replacement), and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. During the period, this strategy detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Individual Detractors from Performance

PDG Realty S.A.

We consider this Brazilian home builder to have one of the best management teams in the industry and it has historically created value for its shareholders. With a fast-growing platform that is increasingly well diversified both geographically and by housing segment, PDG is a sector stand-out, in our opinion. The Brazilian housing market also continues to be one of the most attractive in the world.

Ivanhoe Mines, Ltd.

Ivanhoe Mines traded lower after Rio Tinto was able to acquire a majority stake in Ivanhoe without having to pay a control premium. We think Ivanhoe may find another single buyer for its outstanding equity, or a combination of mining companies may divide the company’s assets. Regardless of potential merger-and-acquisition activity, Ivanhoe remains the most attractive opportunity in the mining space from a fundamental, free-cash-flow generation perspective, in our view.

Arcos Dorados Holdings, Inc.

This franchisee for McDonald’s has franchise rights in 19 Latin American countries. The fast food chain is relatively underpenetrated in the region, which should provide a good opportunity for growth.

Individual Contributors to Performance

Apple, Inc.

Apple has created a strong ecosystem around its products, bringing more customers in the Apple family. Customers then spend more on Apple products and are more profitable to the company. Apple has been gaining massive amounts of market share in the consumer space

6 | MARCH 31, 2012

(unaudited)

and will potentially gain share in the enterprise market. We like the company’s durable franchise, long-term growth prospects and demonstrated ability to win in various economic environments.

Isuzu Motors, Ltd.

We feel the Japan-based truck company has competitive advantages in engine building and design and continues to benefit from strong demand in Asia. We feel its stock continues to be undervalued by the market.

Prada SpA

We like the designer of men and women’s luxury goods based on its potential to grow its high margin, high return on capital business globally. We also see value in its strong brand.

Outlook

The Fund is composed of our research analysts’ best ideas and they continue to see positive trends and opportunities. In financials, sentiment has improved as the markets reflect lower odds of a European systematic banking crisis. We are seeing modest improvements in U.S. banks, including commercial and industrial loans, and credit card and auto lending. In the consumer sector, high-quality department stores that have a technological advantage look attractive to us; we also like consumer products companies with good exposure to emerging markets. In health care, we are investing in companies with breakthrough drugs that drive value creation, regardless of how health care reform plays out. Our industrial analysts, for their part, prefer areas that have reduced capacity to regain pricing power such as autos, airlines and general industries.

Overall, we have not constructed the portfolio around a particular macro view. Our focus remains on identifying long-duration growth stocks that we think can perform well in a variety of global economic climates. We think these stocks, bought at reasonable prices, offer the greatest potential for long-term capital appreciation in the marketplace today.

Thank you for your investment in Janus Protected Series-Global.

Janus Protected Series | 7

Janus Protected Series - Global (unaudited)

Janus Protected Series - Global At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.04%
Isuzu Motors, Ltd.	0.47%
Prada SpA	0.37%
MGM Resorts International	0.37%
Marriott International, Inc. – Class A	0.31%

5 Bottom Performers – Holdings

Contribution

PDG Realty S.A. Empreendimentos e Participacoes	–0.19%
Arcos Dorados Holdings, Inc. – Class A	–0.07%
X5 Retail Group N.V. (GDR)	–0.07%
ThyssenKrupp A.G.	–0.06%
Ivanhoe Mines, Ltd.	–0.05%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Discretionary	1.02%	21.10%	14.79%
Consumer Staples	1.00%	7.77%	15.17%
Health Care	0.39%	8.77%	8.77%
Energy	0.36%	9.55%	8.20%
Financials	0.23%	6.70%	7.08%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Protection Component	–2.15%	8.53%	0.00%
Other**	–0.11%	0.84%	0.00%
Information Technology	0.05%	17.63%	19.55%
Industrials	0.08%	12.16%	14.15%
Telecommunication Services	0.08%	1.23%	1.35%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

8 | MARCH 31, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Apple, Inc. Computers	2.4%
Philip Morris International, Inc. Tobacco	1.3%
FANUC Corp. Industrial Automation and Robotics	1.2%
Crown Holdings, Inc. Containers – Metal and Glass	1.2%
Dover Corp. Diversified Operations	1.2%

7.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 3.0% of total net assets.

*Cash Equivalents is comprised of an investment in Janus Cash Liquidity Fund LLC. This Fund invests primarily in short-term money market securities.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

Janus Protected Series | 9

Janus Protected Series - Global (unaudited)

Performance

		Expense Ratios –
Cumulative Total Return – for the period ended March 31, 2012		estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Protected Series - Global – Class A Shares
NAV	13.80%	2.19%	2.01%
MOP	7.26%

Janus Protected Series - Global – Class C Shares
NAV	13.60%	2.96%	2.76%
CDSC	12.46%

Janus Protected Series - Global – Class D Shares(1)	13.70%	1.98%	1.89%

Janus Protected Series - Global – Class I Shares	13.80%	1.91%	1.76%

Janus Protected Series - Global – Class S Shares	13.70%	2.34%	2.26%

Janus Protected Series - Global – Class T Shares	13.80%	2.09%	2.01%

Morgan Stanley Capital International World Growth Index	16.80%

Morgan Stanley Capital International All Country World IndexSM	15.65%

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

See important disclosures on the next page.

10 | MARCH 31, 2012

(unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Janus Protected Series — Global is not a capital guaranteed or insured fund. As with all investments, there are inherent risks when investing in the Fund including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Fund’s Prospectuses. The protection feature is subject to various conditions and the financial payment capabilities of BNP Paribas.

The Capital Protection Agreement is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance and shareholders are not entitled to receive any payments from the Capital Protection Provider. In addition, the Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

Only shareholders who hold their shares on termination date are entitled to receive the Protected NAV from the Fund.

The Fund’s asset allocation will vary over time depending on market conditions and therefore the Fund’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance.

There is no assurance that the investment techniques used by the Fund’s portfolio manager and the risk allocation methodology set forth in the Capital Protection Agreement will produce the desired results.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to Janus Protected Series – Global and not to the Fund’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV is dependent on the Fund’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor. Fund transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty will not fulfill its obligation to the Fund.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will liquidate as soon as possible and likely within several days following the event. In addition, if the Fund, Janus Capital or any other third-party service provider, such as the custodian, fails to comply with the terms and conditions of the Capital Protection Agreement, including the allocation of Fund assets in accordance with specified risk parameters, the Capital Protection Provider may terminate the Capital Protection Agreement. Investors who sell their shares will redeem them at the then-current NAV, except in the case of a liquidation event. Neither the Fund nor Janus Capital will cover any shortfall so you could lose money including amounts that would have otherwise been protected.

It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Fund’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a fund that is fully invested in equities and may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Fund may not achieve its investment objective.

Janus Protected Series – Global uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Due to certain investment strategies, the Fund may hold a significant portion of its assets in cash or cash equivalents.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund’s performance for very short time periods may not be indicative of future performance.

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 15, 2011

(1)	Closed to new investors.

Janus Protected Series | 11

Janus Protected Series - Global (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(12/15/11)	(3/31/12)	(12/15/11 - 3/31/12)†

Actual	$1,000.00	$1,138.00	$5.17

Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(12/15/11)	(3/31/12)	(12/15/11 - 3/31/12)†

Actual	$1,000.00	$1,136.00	$7.22

Hypothetical (5% return before expenses)	$1,000.00	$1,013.55	$11.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(12/15/11)	(3/31/12)	(12/15/11 - 3/31/12)†

Actual	$1,000.00	$1,137.00	$5.77

Hypothetical (5% return before expenses)	$1,000.00	$1,015.85	$9.22

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(12/15/11)	(3/31/12)	(12/15/11 - 3/31/12)†

Actual	$1,000.00	$1,138.00	$5.11

Hypothetical (5% return before expenses)	$1,000.00	$1,016.90	$8.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(12/15/11)	(3/31/12)	(12/15/11 - 3/31/12)†

Actual	$1,000.00	$1,137.00	$5.93

Hypothetical (5% return before expenses)	$1,000.00	$1,015.60	$9.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(12/15/11)	(3/31/12)	(12/15/11 - 3/31/12)†

Actual	$1,000.00	$1,138.00	$5.24

Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.37

†	Actual expenses paid reflect only the inception period (December 15, 2011 to March 31, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses equal to the annualized expense ratio of 1.64% for Class A Shares, 2.29% for Class C Shares, 1.83% for Class D Shares, 1.62% for Class I Shares, 1.88% for Class S Shares and 1.66% for Class T Shares multiplied by the average account value over the period, multiplied by 108/366 (to reflect the period); however, hypothetical expenses are multiplied by 183/366 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.

12 | MARCH 31, 2012

Janus Protected Series - Global

Schedule of Investments (unaudited)

As of March 31, 2012

Shares/Principal/Contract Amounts		Value

Common Stock – 88.7%
Airlines – 0.9%
3,528	United Continental Holdings, Inc.*	$75,852
Apparel Manufacturers – 1.5%
955	Coach, Inc.	73,803
8,900	Prada SpA	57,879
		131,682
Applications Software – 0.7%
1,860	Microsoft Corp.	59,985
Athletic Footwear – 0.8%
641	NIKE, Inc. – Class B	69,510
Automotive – Cars and Light Trucks – 2.0%
7,340	Ford Motor Co.	91,677
13,000	Isuzu Motors, Ltd.	76,193
		167,870
Automotive – Truck Parts and Equipment – Original – 0.8%
1,097	WABCO Holdings, Inc.*	66,347
Beverages – Non-Alcoholic – 0.7%
913	Monster Beverage Corp.*	56,688
Beverages – Wine and Spirits – 0.7%
607	Pernod-Ricard S.A.	63,459
Brewery – 0.7%
1,561	SABMiller PLC	62,650
Cable/Satellite Television – 1.6%
1,736	Comcast Corp. – Class A	52,097
570	Kabel Deutschland Holding A.G.*	35,200
590	Time Warner Cable, Inc.	48,085
		135,382
Casino Hotels – 0.9%
5,398	MGM Resorts International*	73,521
Cellular Telecommunications – 0.5%
1,823	America Movil S.A.B. de C.V. (ADR)	45,265
Chemicals – Diversified – 0.8%
1,581	LyondellBasell Industries N.V. – Class A	69,011
Commercial Banks – 1.4%
2,200	Banco do Brasil S.A.	31,287
42,000	China Construction Bank Corp.*	32,452
1,129	Sberbank of Russia (ADR)	14,496
1,778	Standard Chartered PLC	44,360
		122,595
Commercial Services – Finance – 0.5%
101	MasterCard, Inc. – Class A	42,475
Computer Aided Design – 0.6%
1,260	Autodesk, Inc.*	53,323
Computers – 2.4%
339	Apple, Inc.*	203,220
Computers – Memory Devices – 1.0%
2,708	EMC Corp.*	80,915
Consulting Services – 1.1%
1,629	Gartner, Inc.*	69,461
467	Verisk Analytics, Inc. – Class A*	21,935
		91,396
Consumer Products – Miscellaneous – 0.4%
16,800	Samsonite International S.A.	30,548
Containers – Metal and Glass – 1.2%
2,804	Crown Holdings, Inc.*	103,271
Cosmetics and Toiletries – 1.1%
956	Colgate-Palmolive Co.	93,478
Decision Support Software – 0.3%
803	MSCI, Inc. – Class A*	29,558
Dialysis Centers – 0.5%
498	DaVita, Inc.*	44,905
Distribution/Wholesale – 1.5%
1,321	Fastenal Co.	71,466
24,000	Li & Fung, Ltd.	55,076
		126,542
Diversified Banking Institutions – 0.5%
957	JPMorgan Chase & Co.	44,003
Diversified Operations – 2.2%
1,516	Danaher Corp.	84,896
1,599	Dover Corp.**	100,641
		185,537
E-Commerce/Products – 1.4%
220	Amazon.com, Inc.*	44,552
2,132	eBay, Inc.*	78,650
		123,202
Electric – Transmission – 0.4%
396	ITC Holdings Corp.	30,468
Electronic Components – Miscellaneous – 0.7%
1,702	TE Connectivity, Ltd. (U.S. Shares)	62,548
Electronic Components – Semiconductors – 1.8%
4,719	ARM Holdings PLC	44,679
1,672	International Rectifier Corp.*	38,573
7,942	ON Semiconductor Corp.*	71,557
		154,809
Electronic Connectors – 0.7%
1,014	Amphenol Corp. – Class A	60,607
Electronic Measuring Instruments – 0.9%
320	Keyence Corp.	75,253
Enterprise Software/Services – 1.2%
2,424	Oracle Corp.	70,684
980	QLIK Technologies, Inc.*	31,360
		102,044
Entertainment Software – 0.4%
1,900	Nexon Co., Ltd.*	33,109
Finance – Other Services – 0.3%
1,500	Hong Kong Exchanges & Clearing, Ltd.	25,208
Food – Miscellaneous/Diversified – 0.7%
861	Danone	60,048
Food – Retail – 0.8%
513	Whole Foods Market, Inc.	42,682
1,225	X5 Retail Group N.V. (GDR)	28,101
		70,783
Hotels and Motels – 1.4%
1,751	Intercontinental Hotels Group PLC	40,689
1,988	Marriott International, Inc. – Class A	75,246
		115,935

See Notes to Schedules of Investments and Financial Statements.

Janus Protected Series | 13

Janus Protected Series - Global

Schedule of Investments (unaudited)

As of March 31, 2012

Shares/Principal/Contract Amounts		Value

Industrial Automation and Robotics – 1.2%
600	FANUC Corp.	$106,441
Instruments – Controls – 0.9%
2,344	Sensata Technologies Holding N.V.*	78,477
Insurance Brokers – 0.4%
762	AON Corp.*	37,384
Internet Content – Entertainment – 0.7%
4,292	Zynga, Inc. – Class A*	56,440
Internet Gambling – 0.7%
24,364	Bwin.Party Digital Entertainment PLC	60,397
Investment Management and Advisory Services – 0.4%
508	T. Rowe Price Group, Inc.	33,172
Life and Health Insurance – 1.7%
17,400	AIA Group, Ltd.	63,749
590	Prudential Financial, Inc.	37,400
3,987	Prudential PLC	47,664
		148,813
Medical – Biomedical and Genetic – 2.3%
931	Celgene Corp.*	72,171
2,035	Incyte Corp., Ltd.*	39,276
370	Regeneron Pharmaceuticals, Inc.*	43,149
997	Vertex Pharmaceuticals, Inc.*	40,887
		195,483
Medical – Drugs – 2.2%
494	Allergan, Inc.	47,142
2,417	Pfizer, Inc.	54,769
910	Shire PLC	29,399
1,002	Valeant Pharmaceuticals International, Inc.	53,748
		185,058
Medical – Generic Drugs – 0.6%
813	Watson Pharmaceuticals, Inc.*	54,520
Medical – HMO – 0.6%
932	Aetna, Inc.	46,749
Medical – Wholesale Drug Distributors – 0.6%
1,253	AmerisourceBergen Corp.	49,719
Medical Products – 0.5%
823	Covidien PLC (U.S. Shares)	45,002
Metal – Copper – 0.7%
3,148	First Quantum Minerals, Ltd.	60,043
Metal – Diversified – 1.1%
5,798	Ivanhoe Mines, Ltd.*	91,226
Metal – Iron – 0.7%
9,225	Fortescue Metals Group, Ltd.	55,506
Metal Processors and Fabricators – 0.9%
461	Precision Castparts Corp.	79,707
Multimedia – 1.5%
3,963	News Corp. – Class A	78,032
1,048	Walt Disney Co.	45,881
		123,913
Networking Products – 0.7%
2,943	Cisco Systems, Inc.	62,244
Non-Hazardous Waste Disposal – 0.7%
1,821	Waste Management, Inc.	63,662
Oil – Field Services – 1.4%
3,990	AMEC PLC	70,704
746	Schlumberger, Ltd. (U.S. Shares)	52,168
		122,872
Oil and Gas Drilling – 0.7%
549	Helmerich & Payne, Inc.	29,619
4,623	Karoon Gas Australia, Ltd.*	31,167
		60,786
Oil Companies – Exploration and Production – 4.0%
1,814	Canadian Natural Resources, Ltd.	60,139
470	Continental Resources, Inc.*	40,335
420	Noble Energy, Inc.	41,068
244	Occidental Petroleum Corp.	23,236
3,300	OGX Petroleo e Gas Participacoes S.A.*	27,309
3,103	Ophir Energy PLC*	25,185
2,541	Tullow Oil PLC	62,055
1,172	Whitting Petroleum Corp.*	63,640
		342,967
Oil Companies – Integrated – 2.0%
2,573	BG Group PLC	59,585
1,617	Pacific Rubiales Energy Corp.	47,252
874	Royal Dutch Shell PLC (ADR)	61,294
		168,131
Oil Field Machinery and Equipment – 0.6%
672	National Oilwell Varco, Inc.	53,404
Pharmacy Services – 1.4%
1,276	Express Scripts, Inc.*	69,134
1,332	Omnicare, Inc.	47,379
		116,513
Printing – Commercial – 0.5%
1,084	VistaPrint N.V. (U.S. Shares)*	41,897
Real Estate Management/Services – 0.7%
489	Jones Lang LaSalle, Inc.	40,738
1,000	Mitsubishi Estate Co., Ltd.	17,837
		58,575
Real Estate Operating/Development – 0.9%
10,000	Hang Lung Properties, Ltd.	36,637
11,500	PDG Realty S.A. Empreendimentos e Participacoes	39,768
		76,405
Retail – Apparel and Shoe – 1.4%
200	Fast Retailing Co., Ltd.	45,583
1,623	Limited Brands, Inc.	77,904
		123,487
Retail – Bedding – 0.8%
1,005	Bed Bath & Beyond, Inc.*	66,099
Retail – Jewelry – 0.7%
958	Cie Financiere Richemont S.A.	60,087
Retail – Major Department Stores – 1.3%
1,007	J.C. Penney Co., Inc.	35,678
1,407	Nordstrom, Inc.	78,398
		114,076
Retail – Restaurants – 0.5%
2,386	Arcos Dorados Holdings, Inc. – Class A	43,163

See Notes to Schedules of Investments and Financial Statements.

14 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Shares/Principal/Contract Amounts		Value

Semiconductor Components/Integrated Circuits – 1.6%
7,124	Atmel Corp.*	$70,243
22,000	Taiwan Semiconductor Manufacturing Co., Ltd.*	63,317
		133,560
Semiconductor Equipment – 0.9%
1,563	ASML Holdings N.V. (U.S. Shares)	78,369
Soap and Cleaning Preparations – 0.8%
1,168	Reckitt Benckiser Group PLC	65,996
Steel – Producers – 0.6%
1,434	ArcelorMittal	27,402
1,066	ThyssenKrupp A.G.	26,533
		53,935
Telecommunication Services – 1.5%
2,698	Amdocs, Ltd. (U.S. Shares)*	85,203
1,747	Virgin Media, Inc.	43,640
		128,843
Television – 0.9%
2,259	CBS Corp. – Class B	76,603
Therapeutics – 0.6%
1,469	BioMarin Pharmaceutical, Inc.*	50,313
Tobacco – 2.0%
11	Japan Tobacco, Inc.	61,946
1,268	Philip Morris International, Inc.**	112,357
		174,303
Toys – 1.1%
2,422	Mattel, Inc.	81,525
100	Nintendo Co., Ltd.	15,045
		96,570
Transactional Software – 0.3%
641	Solera Holdings, Inc.	29,415
Transportation – Railroad – 0.8%
873	Canadian Pacific Railway, Ltd.	66,280
Transportation – Services – 2.4%
1,142	C.H. Robinson Worldwide, Inc.	74,789
578	Kuehne + Nagel International A.G.	78,207
676	United Parcel Service, Inc. – Class B	54,567
		207,563
Wireless Equipment – 1.2%
1,089	Crown Castle International Corp.*	58,087
4,508	Telefonaktiebolaget L.M. Ericsson – Class B	46,728
		104,815

Total Common Stock (cost $6,865,853)		7,591,985

Exchange-Traded Fund – 0.8%
Commodity – 0.8%
4,609	Sprott Physical Gold Trust (ETF) (cost $65,632)	66,554

U.S. Treasury Notes/Bonds – 0.4%
	U.S. Treasury Notes/Bonds:
$15,000	0.8750%, 11/30/16	14,937
15,000	1.3750%, 11/30/18	14,858

Total U.S. Treasury Notes/Bonds (cost $29,884)		29,795

Money Market – 25.6%
2,193,118	Janus Cash Liquidity Fund LLC, 0% (cost $2,193,118)	2,193,118

Capital Protection Agreement – 0%
1	Janus Protected Series - Global ,§ exercise price at 3/31/12 $9.17 – $9.19 (cost $0)	0

Total Investments (total cost $9,154,487) – 115.5%		9,881,452

Liabilities, net of Cash, Receivables and Other Assets– (15.5)%		(1,323,147)

Net Assets – 100%		$8,558,305

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$86,673	0.9%
Bermuda	55,076	0.6%
Brazil	98,364	1.0%
Canada	445,242	4.5%
China	32,452	0.3%
Curacao	52,168	0.5%
France	123,507	1.2%
Germany	61,733	0.6%
Gibraltar	60,397	0.6%
Guernsey	85,203	0.9%
Hong Kong	125,594	1.3%
Ireland	45,002	0.5%
Italy	57,879	0.6%
Japan	431,407	4.4%
Jersey	29,399	0.3%
Luxembourg	57,950	0.6%
Mexico	45,265	0.5%
Netherlands	295,855	3.0%
Russia	14,496	0.1%
Sweden	46,728	0.5%
Switzerland	200,842	2.0%
Taiwan	63,317	0.6%
United Kingdom	584,861	5.9%
United States††	6,738,879	68.2%
Virgin Islands (British)	43,163	0.4%

Total	$9,881,452	100.0%

††	Includes Cash Equivalents (46.0% excluding Cash Equivalents).

Schedule of Written Option – Call	Value

BNP IVIX Index expires June 2012 1,581 contracts exercise price $0.00 (premiums received $0)	$(7,338)

See Notes to Schedules of Investments and Financial Statements.

Janus Protected Series | 15

Janus Protected Series - Growth (unaudited)

Fund Snapshot
Janus Protected Series-Growth is a growth fund with a protection feature that seeks to minimize and cap losses. The Fund allows investors to participate in the stock market – and the growth it potentially offers – while seeking to cap downside losses at up to 20%. It features a protection component, defined as follows: capital protection set at 80% of the highest NAV achieved by the Fund (reduced for dividends, distributions, any extraordinary expenses and certain extraordinary items).
Jonathan Coleman portfolio manager

Performance

Janus Protected Series – Growth Class I Shares returned 6.62% over the six-month period ended March 31, 2012. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 26.85% during the period and its secondary benchmark, the S&P 500 Index, returned 25.89%, during the period.

Portfolio Manager Comments

Correlations between equities dropped in the first quarter of 2012, creating a more attractive environment for individual stock picking. Correlations had been extraordinarily high for a long period and as correlations fell, there was much more differentiation of companies by investors and more diversity in the marketplace. Driving correlations lower were improving economic data in the U.S. and the European Central Bank’s injections of liquidity into the euro-zone financial system, which reduced funding stresses on banks and alleviated concerns of a systemic banking crisis.

Lower levels of volatility and declining correlations allowed the Fund to be more fully invested in equities in the period. We entered the six-month period at 17% exposure to equities and ended at 60% exposure, with the protection component comprising the rest of the portfolio. The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Fund can be invested in any variation in either component. In rising markets, the Fund will tend to allocate towards equities. In falling markets or periods of market volatility, the Fund will tend to allocate towards the protection component, in an effort to lower risk in the portfolio. Allocations to the protection component will negatively impact the Fund’s ability to participate in and benefit from market upswings as quickly as a fund that invests primarily in equity securities.

During the course of the six month period, the average allocation to the protection component was approximately 67%. This was the primary driver of relative underperformance for the period. However, the Fund performed as expected given that the extreme volatility in the second half of 2011 drove the quantitative model to allocate a majority of the Fund into the protection component.

While the Fund lagged its benchmark, our equity-only performance showed that stock picking added value. Fundamentally well-positioned companies that weren’t appreciated by the market last year started to be rewarded in the period as macro fears eased. We have built the portfolio with a core group of companies that are market share gainers in attractive industries, with strong business models and long-duration growth profiles, in our view. Many of these stocks outperformed in the period, and we are encouraged that the market now seems to be rewarding these types of businesses.

Our holdings in information technology detracted slightly from relative results, due to our underweight position. Our stock selections were relatively strong, however, outperforming the sector returns. Nothing materially changed in our long-term theses or earnings expectations of our holdings. If anything, companies we invest in proved the resiliency of their business models and earnings power through a difficult macro period. Our holdings are exposed to what we see as the most significant growth trends in technology. For example, Apple (our top relative contributor in the quarter) has been gaining significant amounts of market share in the consumer space and will potentially gain share in the enterprise market. Other themes include the growth in demand for storage (underlying EMC, another top contributor), which is gaining share of enterprise spending. We also like trends in spending on data, creating opportunities for companies that gather and analyze vast amounts of data so that businesses can better understand their customers. Several

16 | MARCH 31, 2012

(unaudited)

of our hardware and software positions play into this trend and performed well during the period.

Our holdings in consumer staples were relatively strong on an equity-only basis. Alcoholic beverage company Anheuser-Busch InBev was our top performer in the sector. We think alcoholic beverage consumption is economically resilient and has global growth drivers in emerging markets as rising GDP per capita results in higher spending on beer and spirits. Wealth creation in emerging markets is a key theme behind several of our consumer stocks, including a luxury goods company (Prada) that also outperformed.

The Fund’s holdings in industrials detracted modestly from performance. Our selections tend to be less economically sensitive than the sector as a whole. We own companies that we think are value creators over long periods of time, including freight logistics businesses, a factory automation firm and a company that manufactures sensors and controls for durable goods. We think these companies have the opportunity to grow at above-market rates for 5 years or more, generating organic revenue growth in the high single digits with double digit earnings per share and free-cash-flow growth.

In the materials sector, our picks are also focused on companies that we think have attractive long-term growth drivers and strong cash flow growth potential. Performance of our holdings detracted slightly from relative results. One of our weaker holdings in the period was a German potash supplier, K+S AG. The company lowered its outlook for sales and profits due to wholesalers reducing back orders. Pricing pressures for the key ingredient in fertilizer have been significant recently. We sold the position to invest in opportunities that we felt offered more attractive risk/reward.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. Derivatives, primarily options, are used in the portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it, and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. During the period, this strategy detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Individual Detractors from Relative Performance

In addition to the significant allocation to the protection component during the period, our top five individual detractors, on an equity only basis, were Dresser-Rand Group, J.C. Penney, K+S AG, Banco do Brasil SA and OGX Petroleo e Gas Participacoes. Dresser-Rand, a supplier of parts and services to energy companies, was weak after lowering guidance for fiscal 2012. Management recently initiated a multi-year growth plan that will involve expanding service centers globally, which should allow the company to maintain its competitive advantage and grow the business. J.C. Penney declined slightly. We believe the retailer’s new management team will be able to orchestrate a turnaround and boost the company’s current lackluster earnings through cost savings and online sales growth. We sold K+S AG, as discussed above. Banco do Brasil fell. We continue to like this Brazilian bank’s combination of growth, returns and valuation. OGX Petroleo e Gas Participacoes was weak. We like this Brazil-based oil and gas exploration and production company, one of the fastest growing in the country, for its oil assets offshore of Brazil. We think the stock does not reflect the long-term value of these assets and growth potential.

Individual Contributors to Relative Results

Our top five individual contributors, on an equity only basis, were Apple, EMC, eBay, Kinder Morgan Management and Celgene. Apple has created a strong ecosystem around its products, bringing more customers in the Apple family. Customers then spend more on Apple products and are more profitable to the company. Storage company EMC’s product portfolio in hardware and software is well positioned to benefit from improving fundamentals in high-end and mid-range storage, which has become one of the fastest growth areas of enterprise information technology, in our view. EBay remains attractive to us. We think eBay’s open platform for commerce and payments is best positioned to benefit from accelerating multi-channel commerce in which increasingly online will be used to generate offline in-store demand. Kinder Morgan Management rose. This energy pipeline company is one of the largest owners of energy infrastructure in the U.S. We believe Kinder Morgan can continue to provide solid distributions to shareholders from its existing holdings while it remains uniquely positioned to take advantage of a variety of growth opportunities. Celgene continued to perform well. We believe the biotech company is gaining product momentum for its multiple myeloma drug, Revlimid. We think the addressable market is growing and

Janus Protected Series | 17

Janus Protected Series - Growth (unaudited)

that physicians are increasingly recognizing the value of multi-year treatment with Revlimid.

Outlook

Rather than try to tilt the portfolio toward pro-cyclical or defensive stocks, depending on the economic environment, we continue to focus on identifying a core group of market share gainers that operate in attractive industries and have long-duration growth potential. Stated simply, these are “steady eddy” businesses that looked very similar five years ago and that we believe will look similar in another five years – except that they should be bigger and stronger, with moderately higher margins and returns on invested capital. These companies have strong management teams with good track records and the ability to execute. They have high or increasing returns on capital, and attractive business models with low capital intensity, high margins and strong recurring revenues. These stocks may not always be rewarded during periods of extreme volatility and high correlations. But creating a portfolio focused around these businesses, at reasonable prices, provides the best opportunity for “positive outcomes” or appreciation over multi-year periods, in our view.

We are also supplementing these holdings with a moderate number of exceptional companies benefiting from significant positive change, in our view. Elements that we look for include a significant change in the company’s strategy; new management driving better execution; and a reduction in the industry’s competitive intensity, resulting in improving returns on capital. We recently added a department store retailer (J.C. Penney) that fits many of these criteria, and we are excited about its potential as management executes on a number of growth and profitability initiatives.

Overall, our focus remains on identifying long-duration growth stocks that we think can perform well in a variety of economic climates. We think these stocks, bought at reasonable prices, offer the greatest potential for long-term capital appreciation in the marketplace today.

Thank you for your investment in Janus Protected Series-Growth.

18 | MARCH 31, 2012

(unaudited)

Janus Protected Series - Growth At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.52%
EMC Corp.	0.36%
eBay, Inc.	0.28%
Kinder Morgan, Inc.	0.25%
Celgene Corp.	0.24%

5 Bottom Performers – Holdings

Contribution

Dresser-Rand Group, Inc.	–0.06%
J.C. Penney Co., Inc.	–0.06%
K+S A.G.	–0.04%
Banco do Brasil S.A.	–0.04%
C.H. Robinson Worldwide, Inc.	–0.03%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	Russell 1000® Growth Index Weighting

Consumer Staples	1.29%	3.16%	12.27%
Health Care	0.50%	4.21%	10.52%
Telecommunication Services	0.14%	0.44%	1.01%
Other**	0.02%	–0.01%	0.08%
Consumer Discretionary	0.02%	4.86%	14.35%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	Russell 1000® Growth Index Weighting

Protection Component	–19.55%	67.33%	0.00%
Industrials	–0.70%	3.51%	12.69%
Information Technology	–0.27%	9.97%	28.85%
Materials	–0.26%	1.16%	5.41%
Energy	–0.09%	4.20%	10.82%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Protected Series | 19

Janus Protected Series - Growth (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Apple, Inc. Computers	5.5%
Oracle Corp. Enterprise Software/Services	2.0%
eBay, Inc. E-Commerce/Products	2.0%
Celgene Corp. Medical – Biomedical and Genetic	2.0%
EMC Corp. Computers – Memory Devices	1.7%

13.2%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 1.6% of total net assets.

*Cash Equivalents is comprised of an investment in Janus Cash Liquidity Fund LLC. This Fund invests primarily in short-term money market securities.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

20 | MARCH 31, 2012

(unaudited)

Performance

			Expense Ratios –
Cumulative Total Return – for the periods ended March 31, 2012			estimated for the fiscal year
	Fiscal	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Inception*	Operating Expenses	Operating Expenses

Janus Protected Series - Growth – Class A Shares
NAV	6.50%	–8.30%	3.39%	1.80%
MOP	0.33%	–13.57%

Janus Protected Series - Growth – Class C Shares
NAV	6.06%	–9.00%	4.12%	2.55%
CDSC	5.00%	–9.91%

Janus Protected Series - Growth – Class D Shares(1)	6.50%	–8.30%	3.64%	1.78%

Janus Protected Series - Growth – Class I Shares	6.62%	–8.20%	3.12%	1.55%

Janus Protected Series - Growth – Class S Shares	6.40%	–8.50%	3.53%	2.04%

Janus Protected Series - Growth – Class T Shares	6.50%	–8.30%	3.26%	1.79%

Russell 1000® Growth Index	26.85%	8.94%

S&P 500® Index	25.89%	6.67%

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Protected Series | 21

Janus Protected Series - Growth (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2013, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Janus Protected Series — Growth is not a capital guaranteed or insured fund. As with all investments, there are inherent risks when investing in the Fund including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Fund’s Prospectuses. The protection feature is subject to various conditions and the financial payment capabilities of BNP Paribas.

The Capital Protection Agreement is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance and shareholders are not entitled to receive any payments from the Capital Protection Provider. In addition, the Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

Only shareholders who hold their shares on termination date are entitled to receive the Protected NAV from the Fund.

The Fund’s asset allocation will vary over time depending on market conditions and therefore the Fund’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance.

There is no assurance that the investment techniques used by the Fund’s portfolio manager and the risk allocation methodology set forth in the Capital Protection Agreement will produce the desired results.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to Janus Protected Series – Growth and not to the Fund’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV is dependent on the Fund’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor. Fund transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty will not fulfill its obligation to the Fund.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will liquidate as soon as possible and likely within several days following the event. In addition, if the Fund, Janus Capital or any other third-party service provider, such as the custodian, fails to comply with the terms and conditions of the Capital Protection Agreement, including the allocation of Fund assets in accordance with specified risk parameters, the Capital Protection Provider may terminate the Capital Protection Agreement. Investors who sell their shares will redeem them at the then-current NAV, except in the case of a liquidation event. Neither the Fund nor Janus Capital will cover any shortfall so you could lose money including amounts that would have otherwise been protected.

It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Fund’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a fund that is fully invested in equities and may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Fund may not achieve its investment objective.

Janus Protected Series – Growth uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Due to certain investment strategies, the Fund may hold a significant portion of its assets in cash or cash equivalents.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund’s performance for very short time periods may not be indicative of future performance.

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 4, 2011
(1)	Closed to new investors.

22 | MARCH 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,065.00	$8.88

Hypothetical (5% return before expenses)	$1,000.00	$1,016.40	$8.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,059.40	$12.72

Hypothetical (5% return before expenses)	$1,000.00	$1,012.65	$12.43

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,065.00	$8.26

Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,065.00	$7.59

Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,063.90	$9.49

Hypothetical (5% return before expenses)	$1,000.00	$1,015.80	$9.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,063.80	$8.77

Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.57

†	Expenses are equal to the annualized expense ratio of 1.72% for Class A Shares, 2.47% for Class C Shares, 1.60% for Class D Shares, 1.47% for Class I Shares, 1.84% for Class S Shares and 1.70% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Protected Series | 23

Janus Protected Series - Growth

Schedule of Investments (unaudited)

As of March 31, 2012

Shares/Principal/Contract Amounts		Value

Common Stock – 60.2%
Apparel Manufacturers – 0.6%
126,172	Prada SpA	$820,533
Applications Software – 0.6%
26,887	Microsoft Corp.	867,106
Athletic Footwear – 0.9%
11,663	NIKE, Inc. – Class B**	1,264,736
Beverages – Wine and Spirits – 0.9%
11,840	Pernod-Ricard S.A.	1,237,823
Brewery – 1.9%
23,562	Anheuser-Busch InBev N.V. (ADR)	1,713,429
26,255	SABMiller PLC	1,053,735
		2,767,164
Cable/Satellite Television – 0.9%
15,101	Time Warner Cable, Inc.	1,230,732
Commercial Banks – 0.7%
26,400	Banco do Brasil S.A.	375,448
28,298	Standard Chartered PLC	706,013
		1,081,461
Commercial Services – Finance – 0.4%
1,273	MasterCard, Inc. – Class A	535,347
Computer Aided Design – 0.9%
3,507	ANSYS, Inc.*	228,025
25,517	Autodesk, Inc.*	1,079,880
		1,307,905
Computers – 5.5%
13,123	Apple, Inc.*	7,866,845
Computers – Integrated Systems – 0.5%
10,508	Teradata Corp.*	716,120
Computers – Memory Devices – 1.7%
79,792	EMC Corp.*,**	2,384,185
Consulting Services – 0.4%
12,663	Verisk Analytics, Inc. – Class A*	594,781
Containers – Metal and Glass – 1.0%
33,521	Ball Corp.	1,437,380
Cosmetics and Toiletries – 0.7%
10,238	Colgate-Palmolive Co.	1,001,072
Dialysis Centers – 0.1%
2,128	DaVita, Inc.*	191,882
Distribution/Wholesale – 0.3%
7,155	Fastenal Co.	387,086
Diversified Operations – 1.4%
22,977	Danaher Corp.	1,286,712
12,412	Tyco International, Ltd. (U.S. Shares)	697,306
		1,984,018
E-Commerce/Products – 2.8%
5,401	Amazon.com, Inc.*	1,093,756
78,786	eBay, Inc.*	2,906,416
		4,000,172
Electronic Components – Miscellaneous – 1.3%
52,554	TE Connectivity, Ltd. (U.S. Shares)	1,931,359
Electronic Components – Semiconductors – 1.0%
165,675	ON Semiconductor Corp.*	1,492,732
Electronic Connectors – 0.9%
21,686	Amphenol Corp. – Class A	1,296,172
Enterprise Software/Services – 2.0%
101,158	Oracle Corp.	2,949,767
Food – Miscellaneous/Diversified – 0.4%
18,473	Unilever N.V. (ADR)	628,636
Industrial Automation and Robotics – 0.8%
6,400	FANUC Corp.	1,135,372
Industrial Gases – 0.9%
11,861	Praxair, Inc.	1,359,745
Instruments – Controls – 1.0%
44,298	Sensata Technologies Holding N.V.*	1,483,097
Internet Content – Entertainment – 0.3%
35,016	Zynga, Inc. – Class A*	460,460
Investment Management and Advisory Services – 0.7%
15,122	T. Rowe Price Group, Inc.	987,467
Life and Health Insurance – 0.6%
39,041	Prudential PLC (ADR)	938,155
Medical – Biomedical and Genetic – 2.7%
37,344	Celgene Corp.*	2,894,907
1,666	Regeneron Pharmaceuticals, Inc.*	194,289
19,974	Vertex Pharmaceuticals, Inc.*	819,134
		3,908,330
Medical – Drugs – 0.7%
18,030	Valeant Pharmaceuticals International, Inc.	968,031
Medical – Generic Drugs – 0.6%
9,106	Perrigo Co.	940,741
Medical – Wholesale Drug Distributors – 0.5%
16,732	AmerisourceBergen Corp.	663,926
Medical Products – 1.4%
30,732	Covidien PLC (U.S. Shares)	1,680,426
4,343	Varian Medical Systems, Inc.*	299,493
		1,979,919
Metal Processors and Fabricators – 1.3%
10,969	Precision Castparts Corp.**	1,896,540
Multimedia – 0.7%
22,739	Walt Disney Co.	995,513
Oil – Field Services – 0.5%
9,527	Schlumberger, Ltd. (U.S. Shares)	666,223
Oil and Gas Drilling – 0.6%
16,394	Helmerich & Payne, Inc.	884,456
Oil Companies – Exploration and Production – 2.9%
6,562	Apache Corp.	659,087
14,730	Canadian Natural Resources, Ltd.	488,741
10,674	EOG Resources, Inc.**	1,185,882
3,361	Noble Energy, Inc.	328,639
10,336	Occidental Petroleum Corp.	984,297
63,400	OGX Petroleo e Gas Participacoes S.A.*	524,656
		4,171,302
Oil Companies – Integrated – 0.3%
17,019	Petroleo Brasileiro S.A. (ADR)	452,025

See Notes to Schedules of Investments and Financial Statements.

24 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Shares/Principal/Contract Amounts		Value

Oil Field Machinery and Equipment – 1.0%
20,198	Dresser-Rand Group, Inc.*	$936,985
7,249	National Oilwell Varco, Inc.	576,078
		1,513,063
Pharmacy Services – 0.9%
22,932	Express Scripts, Inc.*,**	1,242,456
Pipelines – 1.4%
51,728	Kinder Morgan, Inc.	1,999,287
Retail – Apparel and Shoe – 1.6%
48,843	Limited Brands, Inc.**	2,344,464
Retail – Auto Parts – 0.2%
788	AutoZone, Inc.*	292,978
Retail – Discount – 1.3%
19,974	Costco Wholesale Corp.	1,813,639
Retail – Jewelry – 0.5%
12,734	Cie Financiere Richemont S.A.	798,697
Retail – Major Department Stores – 1.8%
22,958	J.C. Penney Co., Inc.	813,402
32,000	Nordstrom, Inc.**	1,783,040
		2,596,442
Retail – Restaurants – 0.7%
4,744	McDonald’s Corp.	465,387
8,770	Starbucks Corp.	490,155
		955,542
Semiconductor Components/Integrated Circuits – 1.1%
64,708	Atmel Corp.*	638,021
57,568	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	879,639
		1,517,660
Soap and Cleaning Preparations – 0.5%
11,869	Reckitt Benckiser Group PLC	670,641
Telecommunication Services – 0.7%
30,012	Amdocs, Ltd. (U.S. Shares)*	947,779
Television – 0.8%
32,777	CBS Corp. – Class B	1,111,468
Tobacco – 0.6%
9,758	Philip Morris International, Inc.	864,656
Toys – 0.4%
15,427	Mattel, Inc.	519,273
Transportation – Railroad – 0.2%
2,656	Union Pacific Corp.	285,467
Transportation – Services – 1.3%
17,867	C.H. Robinson Worldwide, Inc.	1,170,110
15,533	Expeditors International of Washington, Inc.	722,440
		1,892,550
Wireless Equipment – 0.9%
23,547	Crown Castle International Corp.*	1,255,997

Total Common Stock (cost $77,504,789)		86,488,375

Purchased Option – Call – 0.1%
410	SPDR S&P 500® Trust (ETF) expires June 2012 exercise price $140.00 (premiums paid $121,770)	184,096

U.S. Treasury Notes/Bonds – 1.6%
	U.S. Treasury Notes/Bonds:
$1,000,000	1.0000%, 9/30/16	1,003,355
1,270,000	0.8750%, 11/30/16	1,264,643

Total U.S. Treasury Notes/Bonds (cost $2,274,140)		2,267,998

Money Market – 37.0%
53,181,238	Janus Cash Liquidity Fund LLC, 0% (cost $53,181,238)	53,181,238

Capital Protection Agreement – 0%
1	Janus Protected Series - Growth ,§ exercise price at 3/31/12 $8.13 (cost $0)	0

Total Investments (total cost $133,081,937) – 98.9%		142,121,707

Cash, Receivables and Other Assets, net of Liabilities – 1.1%		1,643,739

Net Assets – 100%		$143,765,446

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$1,713,429	1.2%
Brazil	1,352,129	0.9%
Canada	1,456,772	1.0%
Curacao	666,223	0.5%
France	1,237,823	0.9%
Guernsey	947,779	0.7%
Ireland	1,680,426	1.2%
Italy	820,533	0.6%
Japan	1,135,372	0.8%
Netherlands	2,111,733	1.5%
Switzerland	3,427,362	2.4%
Taiwan	879,639	0.6%
United Kingdom	3,368,544	2.4%
United States††	121,323,943	85.3%

Total	$142,121,707	100.0%

††	Includes Cash Equivalents (47.9% excluding Cash Equivalents).

Financial Future – Short
12 Contracts	S&P 500® E-mini expires June 2012, principal amount $841,466, value $841,920, cumulative depreciation	$(454)

Schedule of Written Option – Call	Value

BNP IVIX Index expires April 2012 18,905 contracts exercise price $0.00 (premiums received $0)	$(173,217)

See Notes to Schedules of Investments and Financial Statements.

Janus Protected Series | 25

Statements of Assets and Liabilities

As of March 31, 2012 (unaudited)
(all numbers in thousands except net asset value per share)	Janus Protected Series - Global	Janus Protected Series - Growth

Assets:
Investments at cost	$9,154	$133,082
Unaffiliated investments at value	$7,688	$88,940
Affiliated investments at value	2,193	53,181
Cash	–	449
Receivables:
Investments sold	16	1,736
Fund shares sold	334	576
Dividends	9	93
Foreign dividend tax reclaim	–	2
Due from adviser	90	–
Interest	–	9
Non-interested Trustees’ deferred compensation	–	2
Other assets	–	1
Total Assets	10,330	144,989
Liabilities:
Payables:
Options written, at value(1)	7	173
Due to custodian	331	–
Investments purchased	1,403	109
Fund shares repurchased	–	656
Advisory fees	4	40
Capital protection fee	3	72
Fund administration fees	–	1
Internal servicing cost	–	4
Administrative services fees	1	6
Distribution fees and shareholder servicing fees	2	43
Administrative, networking and omnibus fees	–	9
Non-interested Trustees’ fees and expenses	–	–
Non-interested Trustees’ deferred compensation fees	–	2
Accrued expenses and other payables	21	109
Variation margin	–	–
Total Liabilities	1,772	1,224
Net Assets	$8,558	$143,765

See footnotes at the end of the Statements.

See Notes to Financial Statements.

26 | MARCH 31, 2012

As of March 31, 2012 (unaudited)
(all numbers in thousands except net asset value per share)	Janus Protected Series - Global	Janus Protected Series - Growth

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$7,836	$144,139
Undistributed net investment loss*	(13)	(1,050)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	16	(8,190)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	719	8,866
Total Net Assets	$8,558	$143,765
Net Assets - Class A Shares	$1,803	$51,346
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	158	5,601
Net Asset Value Per Share(2)	$11.38	$9.17
Maximum Offering Price Per Share(3)	$12.07	$9.73
Protected Net Asset Value Per Share(4)	$9.19	$8.13
Net Assets - Class C Shares	$1,283	$37,337
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	113	4,101
Net Asset Value Per Share(2)	$11.36	$9.10
Protected Net Asset Value Per Share(4)	$9.17	$8.13
Net Assets - Class D Shares	$1,562	$7,900
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	137	861
Net Asset Value Per Share	$11.37	$9.18
Protected Net Asset Value Per Share(4)	$9.18	$8.13
Net Assets - Class I Shares	$1,308	$23,799
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	115	2,592
Net Asset Value Per Share	$11.38	$9.18
Protected Net Asset Value Per Share(4)	$9.19	$8.13
Net Assets - Class S Shares	$1,281	$3,491
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	113	381
Net Asset Value Per Share	$11.37	$9.16
Protected Net Asset Value Per Share(4)	$9.18	$8.13
Net Assets - Class T Shares	$1,321	$19,892
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	116	2,169
Net Asset Value Per Share	$11.38	$9.17
Protected Net Asset Value Per Share(4)	$9.19	$8.13

*	See Note 5 in Notes to Financial Statements.
(1)	Includes premiums of $0 and $0 on written options for Janus Protected Series - Global and Janus Protected Series - Growth, respectively.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
(4)	The Protected NAV is the protection feature of each Fund and is calculated at 80% of the highest previously achieved NAV, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Shareholders cannot transact purchases or redemptions at the Protected NAV.
See Notes to Financial Statements.

Janus Protected Series | 27

Statements of Operations

For the fiscal period or six-month period ended March 31, 2012 (unaudited)
(all numbers in thousands)	Janus Protected Series - Global(1)	Janus Protected Series - Growth

Investment Income:
Interest	$2	$8
Dividends	16	297
Dividends from affiliates	–	50
Foreign tax withheld	–	(4)
Total Investment Income	18	351
Expenses:
Advisory fees	11	416
Capital protection fee	10	446
Internal servicing expense	–	4
Shareholder reports expense	2	5
Transfer agent fees and expenses	1	1
Registration fees	100	85
Custodian fees	17	7
Professional fees	17	72
Non-interested Trustees’ fees and expenses	–	1
Fund administration fees	–	6
Administrative services fees - Class D Shares	–	4
Administrative services fees - Class S Shares	1	2
Administrative services fees - Class T Shares	1	20
Distribution fees and shareholder servicing fees - Class A Shares	1	54
Distribution fees and shareholder servicing fees - Class C Shares	2	155
Distribution fees and shareholder servicing fees - Class S Shares	1	5
Administrative, networking and omnibus fees - Class A Shares	–	16
Administrative, networking and omnibus fees - Class C Shares	–	8
Administrative, networking and omnibus fees - Class I Shares	–	6
Other expenses	8	3
Total Expenses	172	1,316
Expense and Fee Offset	–	–
Net Expenses	172	1,316
Less: Excess Expense Reimbursement	(141)	(122)
Net Expenses after Expense Reimbursement	31	1,194
Net Investment Loss	(13)	(843)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	33	(1,261)
Net realized loss from futures contracts	(17)	(200)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	727	10,577
Change in unrealized net appreciation/(depreciation) of written option contracts	(7)	(173)
Net Gain on Investments	736	8,943
Net Increase in Net Assets Resulting from Operations	$723	$8,100

(1)	Period from December 15, 2011 (inception date) through March 31, 2012.
See Notes to Financial Statements.

28 | MARCH 31, 2012

Statements of Changes in Net Assets

For the fiscal period or six-month period ended March 31, 2012 (unaudited) and the fiscal period ended September 30, 2011	Janus Protected Series - Global	Janus Protected Series -Growth
(all numbers in thousands)	2012(1)	2012	2011(2)

Operations:
Net investment loss	$(13)	$(843)	$(199)
Net realized gain/(loss) from investment and foreign currency transactions	16	(1,461)	(6,737)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	720	10,404	(1,538)
Net Increase/(Decrease) in Net Assets Resulting from Operations	723	8,100	(8,474)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	–
Class C Shares	–	–	–
Class D Shares	–	–	–
Class I Shares	–	–	–
Class S Shares	–	–	–
Class T Shares	–	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–
Class C Shares	–	–	–
Class D Shares	–	–	–
Class I Shares	–	–	–
Class S Shares	–	–	–
Class T Shares	–	–	–
Net Decrease from Dividends and Distributions	–	–	–
Capital Share Transactions:
Shares Sold
Class A Shares	1,670	24,086	35,082
Class C Shares	1,169	14,529	25,376
Class D Shares	1,434	2,840	7,490
Class I Shares	1,192	11,190	29,444
Class S Shares	1,166	10	4,167
Class T Shares	1,204	7,909	19,775
Shares Repurchased
Class A Shares	–	(7,066)	(1,495)
Class C Shares	–	(2,489)	(164)
Class D Shares	–	(999)	(1,041)
Class I Shares	–	(15,446)	(1,106)
Class S Shares	–	(334)	–
Class T Shares	–	(2,117)	(5,502)
Net Increase from Capital Share Transactions	7,835	32,113	112,026
Net Increase in Net Assets	8,558	40,213	103,552
Net Assets:
Beginning of period	–	103,552	–
End of period	$8,558	$143,765	$103,552

Undistributed Net Investment Loss	$(13)	$(1,050)	$(207)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from December 15, 2011 (inception date) through March 31, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.
See Notes to Financial Statements.

Janus Protected Series | 29

Financial Highlights

Class A Shares

Janus Protected Series - Global
For a share outstanding during the fiscal period ended March 31, 2012 (unaudited)	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(.01)
Net gain/(loss) on investments (both realized and unrealized)	1.39
Total from Investment Operations	1.38
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$11.38
Total Return**	13.80%
Net Assets, End of Period (in thousands)	$1,803
Average Net Assets for the Period (in thousands)	$1,141
Ratio of Gross Expenses to Average Net Assets***(2)	1.64%
Ratio of Net Expenses to Average Net Assets***(2)	1.64%
Ratio of Net Investment Loss to Average Net Assets***	(0.54)%
Portfolio Turnover Rate***	112%

Class A Shares

For a share outstanding during the six-month period ended March 31, 2012	Janus Protected Series - Growth
(unaudited) and the fiscal period ended September 30, 2011	2012	2011(3)

Net Asset Value, Beginning of Period	$8.61	$10.00
Income from Investment Operations:
Net investment loss	(.04)	(.01)
Net gain/(loss) on investments (both realized and unrealized)	.60	(1.38)
Total from Investment Operations	.56	(1.39)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.17	$8.61
Total Return**	6.50%	(13.90)%
Net Assets, End of Period (in thousands)	$51,346	$31,514
Average Net Assets for the Period (in thousands)	$43,347	$11,929
Ratio of Gross Expenses to Average Net Assets***(2)	1.72%	1.66%
Ratio of Net Expenses to Average Net Assets***(2)	1.72%	1.66%
Ratio of Net Investment Loss to Average Net Assets***	(1.17)%	(0.90)%
Portfolio Turnover Rate***	104%	362%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through March 31, 2012.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

30 | MARCH 31, 2012

Class C Shares

Janus Protected Series - Global
For a share outstanding during the fiscal period ended March 31, 2012 (unaudited)	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(.03)
Net gain/(loss) on investments (both realized and unrealized)	1.39
Total from Investment Operations	1.36
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$11.36
Total Return**	13.60%
Net Assets, End of Period (in thousands)	$1,283
Average Net Assets for the Period (in thousands)	$910
Ratio of Gross Expenses to Average Net Assets***(2)	2.29%
Ratio of Net Expenses to Average Net Assets***(2)	2.29%
Ratio of Net Investment Loss to Average Net Assets***	(1.28)%
Portfolio Turnover Rate***	112%

Class C Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited)	Janus Protected Series - Growth
and the fiscal period ended September 30, 2011	2012	2011(3)

Net Asset Value, Beginning of Period	$8.59	$10.00
Income from Investment Operations:
Net investment loss	(.06)	(.03)
Net gain/(loss) on investments (both realized and unrealized)	.57	(1.38)
Total from Investment Operations	.51	(1.41)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.10	$8.59
Total Return**	5.94%	(14.10)%
Net Assets, End of Period (in thousands)	$37,337	$23,354
Average Net Assets for the Period (in thousands)	$31,042	$10,505
Ratio of Gross Expenses to Average Net Assets***(2)	2.47%	2.39%
Ratio of Net Expenses to Average Net Assets***(2)	2.47%	2.39%
Ratio of Net Investment Loss to Average Net Assets***	(1.92)%	(1.61)%
Portfolio Turnover Rate***	104%	362%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through March 31, 2012.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Protected Series | 31

Financial Highlights  (continued)

Class D Shares

Janus Protected Series - Global
For a share outstanding during the fiscal period ended March 31, 2012 (unaudited)	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(.02)
Net gain/(loss) on investments (both realized and unrealized)	1.39
Total from Investment Operations	1.37
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$11.37
Total Return**	13.70%
Net Assets, End of Period (in thousands)	$1,562
Average Net Assets for the Period (in thousands)	$1,052
Ratio of Gross Expenses to Average Net Assets***(2)	1.83%
Ratio of Net Expenses to Average Net Assets***(2)	1.83%
Ratio of Net Investment Loss to Average Net Assets***	(0.78)%
Portfolio Turnover Rate***	112%

Class D Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited)	Janus Protected Series - Growth
and the fiscal period ended September 30, 2011	2012	2011(3)

Net Asset Value, Beginning of Period	$8.62	$10.00
Income from Investment Operations:
Net investment loss	(.04)	(.02)
Net gain/(loss) on investments (both realized and unrealized)	.60	(1.36)
Total from Investment Operations	.56	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.18	$8.62
Total Return**	6.50%	(13.80)%
Net Assets, End of Period (in thousands)	$7,900	$5,604
Average Net Assets for the Period (in thousands)	$7,019	$5,579
Ratio of Gross Expenses to Average Net Assets***(2)	1.60%	1.52%
Ratio of Net Expenses to Average Net Assets***(2)	1.60%	1.52%
Ratio of Net Investment Loss to Average Net Assets***	(1.05)%	(0.52)%
Portfolio Turnover Rate***	104%	362%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through March 31, 2012.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

32 | MARCH 31, 2012

Class I Shares

Janus Protected Series - Global
For a share outstanding during the fiscal period ended March 31, 2012 (unaudited)	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(.01)
Net gain/(loss) on investments (both realized and unrealized)	1.39
Total from Investment Operations	1.38
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$11.38
Total Return**	13.80%
Net Assets, End of Period (in thousands)	$1,308
Average Net Assets for the Period (in thousands)	$920
Ratio of Gross Expenses to Average Net Assets***(2)	1.62%
Ratio of Net Expenses to Average Net Assets***(2)	1.62%
Ratio of Net Investment Loss to Average Net Assets***	(0.60)%
Portfolio Turnover Rate***	112%

Class I Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited)	Janus Protected Series - Growth
and the fiscal period ended September 30, 2011	2012	2011(3)

Net Asset Value, Beginning of Period	$8.62	$10.00
Income from Investment Operations:
Net investment loss	(.05)	(.01)
Net gain/(loss) on investments (both realized and unrealized)	.61	(1.37)
Total from Investment Operations	.56	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.18	$8.62
Total Return**	6.50%	(13.80)%
Net Assets, End of Period (in thousands)	$23,799	$26,506
Average Net Assets for the Period (in thousands)	$27,068	$12,205
Ratio of Gross Expenses to Average Net Assets***(2)	1.47%	1.48%
Ratio of Net Expenses to Average Net Assets***(2)	1.47%	1.48%
Ratio of Net Investment Loss to Average Net Assets***	(0.95)%	(0.73)%
Portfolio Turnover Rate***	104%	362%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through March 31, 2012.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Protected Series | 33

Financial Highlights  (continued)

Class S Shares

Janus Protected Series - Global
For a share outstanding during the fiscal period ended March 31, 2012 (unaudited)	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(.02)
Net gain/(loss) on investments (both realized and unrealized)	1.39
Total from Investment Operations	1.37
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$11.37
Total Return**	13.70%
Net Assets, End of Period (in thousands)	$1,281
Average Net Assets for the Period (in thousands)	$910
Ratio of Gross Expenses to Average Net Assets***(2)	1.88%
Ratio of Net Expenses to Average Net Assets***(2)	1.88%
Ratio of Net Investment Loss to Average Net Assets***	(0.87)%
Portfolio Turnover Rate***	112%

Class S Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited)	Janus Protected Series - Growth
and the fiscal period ended September 30, 2011	2012	2011(3)

Net Asset Value, Beginning of Period	$8.61	$10.00
Income from Investment Operations:
Net investment loss	(.07)	(.03)
Net gain/(loss) on investments (both realized and unrealized)	.62	(1.36)
Total from Investment Operations	.55	(1.39)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.16	$8.61
Total Return**	6.39%	(13.90)%
Net Assets, End of Period (in thousands)	$3,491	$3,588
Average Net Assets for the Period (in thousands)	$3,670	$3,933
Ratio of Gross Expenses to Average Net Assets***(2)	1.84%	1.73%
Ratio of Net Expenses to Average Net Assets***(2)	1.84%	1.73%
Ratio of Net Investment Loss to Average Net Assets***	(1.30)%	(0.68)%
Portfolio Turnover Rate***	104%	362%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through March 31, 2012.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

34 | MARCH 31, 2012

Class T Shares

Janus Protected Series - Global
For a share outstanding during the fiscal period ended March 31, 2012 (unaudited)	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(.02)
Net gain/(loss) on investments (both realized and unrealized)	1.40
Total from Investment Operations	1.38
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$11.38
Total Return**	13.80%
Net Assets, End of Period (in thousands)	$1,321
Average Net Assets for the Period (in thousands)	$925
Ratio of Gross Expenses to Average Net Assets***(2)	1.66%
Ratio of Net Expenses to Average Net Assets***(2)	1.66%
Ratio of Net Investment Loss to Average Net Assets***	(0.65)%
Portfolio Turnover Rate***	112%

Class T Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited)	Janus Protected Series - Growth
and the fiscal period ended September 30, 2011	2012	2011(3)

Net Asset Value, Beginning of Period	$8.62	$10.00
Income from Investment Operations:
Net investment loss	(.04)	(.02)
Net gain/(loss) on investments (both realized and unrealized)	.59	(1.36)
Total from Investment Operations	.55	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.17	$8.62
Total Return**	6.38%	(13.80)%
Net Assets, End of Period (in thousands)	$19,892	$12,986
Average Net Assets for the Period (in thousands)	$17,698	$8,438
Ratio of Gross Expenses to Average Net Assets***(2)	1.70%	1.58%
Ratio of Net Expenses to Average Net Assets***(2)	1.70%	1.58%
Ratio of Net Investment Loss to Average Net Assets***	(1.15)%	(0.73)%
Portfolio Turnover Rate***	104%	362%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through March 31, 2012.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Protected Series | 35

Notes to Schedules of Investments (unaudited)

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

PLC	Public Limited Company

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

°°  Schedule of Fair Valued Securities (as of March 31, 2012)

		Value as a
	Value	% of Net Assets

Janus Protected Series - Global
Capital Protection Agreement	$–	0.0%

Janus Protected Series - Growth
Capital Protection Agreement	$–	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

§ Schedule of Restricted and Illiquid Securities (as of March 31, 2012)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Protected Series - Global
Capital Protection Agreement	12/15/11	$–	$–	0.0%

Janus Protected Series - Growth
Capital Protection Agreement	5/4/11	$–	$–	0.0%

36 | MARCH 31, 2012

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Protected Series – Global
Common Stock
Cellular Telecommunications	$–	$45,265	$–
Commercial Banks	108,099	14,496	–
Food – Retail	42,682	28,101	–
Oil Companies – Integrated	106,837	61,294	–
All Other	7,185,211	–	–

Exchange-Traded Fund	66,554	–	–

U.S. Treasury Notes/Bonds	–	29,795	–

Money Market	–	2,193,118	–

Total Investments in Securities	$7,509,383	$2,372,069	$–

Investments in Securities:
Janus Protected Series – Growth
Common Stock
Brewery	$1,053,735	$1,713,429	$–
Food – Miscellaneous/Diversified	–	628,636	–
Life and Health Insurance	–	938,155	–
Oil Companies – Integrated	–	452,025	–
All Other	81,702,395	–	–

U.S. Treasury Notes/Bonds	–	2,267,998	–

Money Market	–	53,181,238	–

Total Investments in Securities	$82,756,130	$59,181,481	$–

Investments in Purchased Options:
Janus Protected Series – Growth	$–	$184,096	$–

Other Financial Instruments(b):
Janus Protected Series – Global	$–	$(7,338)	$–
Janus Protected Series – Growth	–	(173,705)	–

(a)	Includes fair value factors.
(b)	Other financial instruments include the capital protection agreement, futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date. The capital protection agreement is reported at its market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the six-month period ended March 31, 2012)

			Change in			Transfers In
			Unrealized			and/or
	Balance as of	Realized	Appreciation/			Out of	Balance as of
	September 30, 2011	Gain/(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Level 3	March 31, 2012

Investments in Securities:
Capital Protection Agreement
Janus Protected Series – Global(c)	$ N/A	$–	$–	$–	$–	$–	$–
Janus Protected Series – Growth	–	–	–	–	–	–	–

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.
(c)	Fund started operations on December 15, 2011.

Janus Protected Series | 37

Notes to Schedules of Investments (unaudited) (continued)

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of March 31, 2012 is noted below.

Fund	Aggregate Value

Janus Protected Series - Global	$88,363
Janus Protected Series - Growth	6,869,090

38 | MARCH 31, 2012

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Protected Series – Global and Janus Protected Series – Growth (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal period from December 15, 2011 (inception date) through March 31, 2012 for Janus Protected Series – Global and for the six-month period ended March 31, 2012 for Janus Protected Series – Growth. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Capital Protection Agreements
Each Fund has entered into a separate Capital Protection Agreement with BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer (the “Capital Protection Provider”), pursuant to which the Capital Protection Provider will provide capital protection (the “Protection”), initially up to $1.5 billion for Janus Protected Series – Growth and $500 million for Janus Protected Series – Global, to protect against a decrease in the “Protected NAV” (or 80% of the highest NAV attained separately by each share class during the life of either Fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items) of each share class of each respective Fund so long as the terms and conditions of each Capital Protection Agreement are satisfied. Shareholders cannot transact purchases or redemptions at the Protected NAV. In order to comply with the terms of each Capital Protection Agreement, each Fund must provide certain information to the Capital Protection Provider and each Fund’s portfolio manager is required to manage each Fund within certain risk parameters on a daily basis as identified by the Capital Protection Provider based on a risk allocation methodology pursuant to which each Fund allocates its portfolio assets between two investment components: (1) the “Equity Component,” through which each Fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential, and (2) the “Protection Component,” through which each Fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. This risk allocation methodology factors in, among other things, market volatility, each Fund’s exposure to industries, sectors, or countries, and liquidity of each Fund’s holdings. Each Fund’s asset allocation will vary over time depending on equity market conditions and the Fund’s portfolio

Janus Protected Series | 39

Notes to Financial Statements (unaudited) (continued)

composition. As a result, each Fund’s allocation to each investment component could change as frequently as daily, resulting in a higher portfolio turnover rate than other mutual funds. Each Capital Protection Agreement also imposes very specific reporting and monitoring obligations on each respective Fund, on Janus Capital, and indirectly on each Fund’s custodian. While in some instances the Funds, Janus Capital, and the Funds’ custodian, will be afforded some opportunity to remedy certain breaches to the agreement, failure to do so within specified cure periods could result in the termination of a Fund’s Capital Protection Agreement at the option of the Capital Protection Provider.

Each Capital Protection Agreement has an initial term of 10 years and may be extended for additional 10-year terms by mutual agreement of each respective Fund and the Capital Protection Provider. There are numerous events that can cause a Capital Protection Agreement to terminate prior to the expiration of any effective term, including the net asset value (“NAV”) of one or more share classes of either Fund falling below its Protected NAV. In the event of termination of the Capital Protection Agreement, the Capital Protection Provider is obligated to pay any settlement owed to the affected Fund pursuant to the agreement on the date of termination. However, the Protection will terminate without any obligation by the Capital Protection Provider to make any payment to the affected Fund if the termination of the Capital Protection Agreement results from acts or omissions of each respective Fund, Janus Capital or certain key employees of Janus Capital, or a Fund’s custodian that constitute gross negligence, fraud, bad faith, willful misconduct, or a criminal act which causes a decrease of 1% or more in the NAV per share of any class of shares of each respective Fund. In addition, the Capital Protection Provider has the right to early terminate either Fund’s Capital Protection Agreement should the aggregate protected amount exceed the maximum settlement amount. In the event of any termination of a Capital Protection Agreement, the affected Fund will terminate and liquidate and the Capital Protection Provider will pay the Fund any amounts due related to the Protection. Only shareholders who hold their shares on the date that a Capital Protection Agreement terminates are entitled to receive the Protected NAV from the affected Fund. The Capital Protection Provider’s obligations to a Fund are subject to all of the terms, conditions, and limitations of each respective Capital Protection Agreement and terminate upon the triggering of the capital protection. Neither the Funds nor Janus Capital will cover any shortfall so a shareholder could lose money including amounts that would have otherwise been protected.

Pursuant to each Capital Protection Agreement, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the NAV per share for each share class of each respective Fund below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the relevant Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, each Fund pays the Capital Protection Provider, under its respective Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the Capital Protection Fee is based on the aggregate protected assets of each respective Fund rather than on the Fund’s total net assets, it can fluctuate between 0.60% and 0.75% of each respective Fund’s total net assets.

The Protected NAV for each share class as well as the percentage of each Fund’s assets that are allocated between the Equity Component and the Protection Component will be posted on the Janus websites at janus.com/allfunds, or janus.com/advisor/mutual-funds for each Fund’s share classes other than Class D Shares. Should a termination or liquidation event occur, shareholders who own shares of any share class on the termination date would be entitled to receive from the affected Fund either the Protected NAV or the then-current NAV for their share class, whichever is higher, which will include any protection amount. Please refer to each Fund’s Prospectuses for information regarding how the Protection works in the event it is triggered and a Fund proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market

40 | MARCH 31, 2012

value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Expenses include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of a Fund, it can fluctuate between 0.60% and 0.75%.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Janus Protected Series | 41

Notes to Financial Statements (unaudited) (continued)

Dividend Distributions
Each Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

Because the payment of dividends and distributions could have the effect of reducing either Fund’s NAV as a result of the reduction in the aggregate value of the Funds’ assets, any such distribution made during the term of the respective Capital Protection Agreement, including distributions made before the investment by the shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to a Fund by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share. Please refer to each Fund’s Prospectuses for additional examples of how distributions will affect the Protected NAV.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

42 | MARCH 31, 2012

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2012.

	Transfers In	Transfers Out
	Level 1 to	Level 2
Fund	Level 2	to Level 1

Janus Protected Series - Growth	$–	$495,195

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal period.

Janus Protected Series | 43

Notes to Financial Statements (unaudited) (continued)

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The Accounting Standards Update was effective for interim and annual periods beginning after December 15, 2011. The Company adopted this new guidance and there was no material impact on the Funds’ financial statements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy include but are not limited to:

•	Liquidity – changes to the liquidity market can have an impact on venture capital investments if additional cash is needed

•	Market conditions – market conditions may impact revenues, potential customers, the ability to raise cash, and the business climate

•	Company specific news – product development progress, staff changes, etc. may indicate progress or setbacks in development of the company

•	Portfolio manager/analyst commentary – valuation/net present value models, conference feedback, conversations with management, and market overviews add data to be used in fair value reviews

•	Other – grey market trading activity and sector performance can provide fair value price indications

In general, any significant changes in any of those inputs in isolation could result in a significantly lower or higher fair value measurement.

Quantitative disclosure about significant unobservable inputs as of March 31, 2012 is provided in the table below.

	Fair Value at	Valuation	Unobservable	Range (weighted
Asset	March 31, 2012	technique	Input	average)

Capital Protection Agreement	$0	Black-Scholes	volatility	0%-50% (25%	)

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by either Fund during the period ended March 31, 2012 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. A Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger

44 | MARCH 31, 2012

losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objective, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to

Janus Protected Series | 45

Notes to Financial Statements (unaudited) (continued)

distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

Each Fund may also utilize swaps, options, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under each Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and

46 | MARCH 31, 2012

the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the period ended March 31, 2012 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Protected Series - Global
Options outstanding at December 15, 2011	–	$–
Options written	1,581	–
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2012	1,581	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Protected Series - Growth
Options outstanding at September 30, 2011	–	$–
Options written	18,905	–
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2012	18,905	$–

Other Options
In addition to the option strategies described above, each Fund may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. Each Fund may treat such instruments as illiquid and will limit its investment in such instruments to no more than 15% of a Fund’s net assets, when combined with all other illiquid investments of a Fund. Each Fund may use exotic options to the extent that they are consistent with the Fund’s investment objectives and investment policies, and applicable regulations.

Each Fund may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of March 31, 2012.

Fair Value of Derivative Instruments as of March 31, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Protected Series - Global
Capital Protection Agreement	Unaffiliated investments at value	$–
Equity Contracts			Options written, at value	$7,338

Total		$–		$7,338

Janus Protected Series | 47

Notes to Financial Statements (unaudited) (continued)

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Protected Series - Growth
Capital Protection Agreement	Unaffiliated investments at value	$–
Equity Contracts	Unaffiliated investments at value	184,096	Variation Margin	$488
Equity Contracts			Options written, at value	173,217

Total		$184,096		$173,705

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the period ended March 31, 2012.

The effect of Derivative Instruments on the Statements of Operations for the period ended March 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Janus Protected Series - Global

Equity Contracts	$(17,031)	$–	$(27,886)	$–	$–	$(44,917)

Capital Protection Agreement	–	–	–	–	–	–

Total	$(17,031)	$–	$(27,886)	$–	$–	$(44,917)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Janus Protected Series - Global

Equity Contracts	$(33)	$–	$(7,338)	$–	$–	$(7,371)

Capital Protection Agreement	–	–	–	–	–	–

Total	$(33)	$–	$(7,338)	$–	$–	$(7,371)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Janus Protected Series - Growth

Equity Contracts	$(199,911)	$–	$(65,330)	$–	$–	$(265,241)

Capital Protection Agreement	–	–	–	–	–	–

Total	$(199,911)	$–	$(65,330)	$–	$–	$(265,241)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Janus Protected Series - Growth

Equity Contracts	$(488)	$–	$(110,891)	$–	$–	$(111,379)

Capital Protection Agreement	–	–	–	–	–	–

Total	$(488)	$–	$(110,891)	$–	$–	$(111,379)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

48 | MARCH 31, 2012

3.	Other Investments and Strategies

Additional Investment Risk
As with all investments, there are inherent risks when investing in the Funds. Each Fund’s participation in the Capital Protection Agreement also subjects the Fund to certain risks not generally associated with equity funds, including but not limited to allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk. For information relating to these and other risks of investing in the Funds as well as other general information about the Funds, please refer to the Funds’ Prospectuses and statements of additional information.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that a Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
A shareholder’s ability to receive the Protected NAV from a Fund is dependent on the Fund’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of their respective Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. Fund transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. As such, a Fund’s ability to benefit from the Protection

Janus Protected Series | 49

Notes to Financial Statements (unaudited) (continued)

may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under each Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statements of Assets and Liabilities, if applicable.

A Fund may also be exposed to counterparty risk through participation in various programs including, but not limited to, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of each Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of a Fund, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Fund; (ii) any trade or pricing error of a Fund; and (iii) any realized or unrealized losses on any investment of a Fund in money market funds.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Funds may invest in ETFs which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in ETNs, which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When a Fund invest in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

50 | MARCH 31, 2012

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. This mortgage-backed securities purchase program ended in 2010. However, the U.S. Treasury has committed to continue its support for Fannie Mae’s and Freddie Mac’s capital as necessary to prevent them having a negative net worth through at least 2012. However, there is no assurance that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure Fannie Mae’s and Freddie Mac’s continued solvency. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ returns and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Fund’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. Each Capital Protection Agreement is a restricted security transaction.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that a Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales

Janus Protected Series | 51

Notes to Financial Statements (unaudited) (continued)

against the box to hedge against anticipated declines in the market price of portfolio securities. A Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Funds may also engage in other short sales. A Fund may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which a Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily	Advisory
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Protected Series - Global	All Asset Levels	0.64
Janus Protected Series - Growth	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of each Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net

52 | MARCH 31, 2012

assets charged to Class S Shares and Class T Shares of each Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. Each Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by a Fund. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse each Fund until at least February 1, 2013 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Protected Series - Global	1.60 - 1.75*
Janus Protected Series - Growth	1.38 - 1.53*

*	Varies based on the amount of the Capital Protection Fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by a Fund as unrealized appreciation/(depreciation) and is shown as of March 31, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended March 31, 2012.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $531,031 was paid by the Trust during the period ended March 31, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of a Fund. The sales charge is allocated between Janus Distributors and financial intermediaries.

Janus Protected Series | 53

Notes to Financial Statements (unaudited) (continued)

During the period ended March 31, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Protected Series - Global	$362
Janus Protected Series - Growth	59,813

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2012.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended March 31, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Protected Series - Global	$110
Janus Protected Series - Growth	11,561

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, each Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended March 31, 2012, the Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 3/31/12

Janus Cash Liquidity Fund LLC
Janus Protected Series – Global	$9,552,118	$(7,359,000)	$222	$2,193,118
Janus Protected Series – Growth	47,365,974	(71,857,000)	49,646	53,181,238

	$56,918,092	$(79,216,000)	$49,868	$55,374,356

54 | MARCH 31, 2012

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended March 31, 2012, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	9/30/11	Purchases	Purchases	Redemptions	Redemptions	3/31/12

Janus Protected Series - Global - Class A Shares	$–	$1,166,666	12/15/11, 3/28/12	$–	–	$1,166,666
Janus Protected Series - Global - Class C Shares	–	1,166,667	12/15/11, 3/28/12	–	–	1,166,667
Janus Protected Series - Global - Class D Shares	–	1,166,667	12/15/11, 3/28/12	–	–	1,166,667
Janus Protected Series - Global - Class I Shares	–	1,166,666	12/15/11, 3/28/12	–	–	1,166,666
Janus Protected Series - Global - Class S Shares	–	1,166,667	12/15/11, 3/28/12	–	–	1,166,667
Janus Protected Series - Global - Class T Shares	–	1,166,667	12/15/11, 3/28/12	–	–	1,166,667
Janus Protected Series - Growth - Class A Shares	4,166,667	–	–	(363,901)	3/28/12	3,802,766
Janus Protected Series - Growth - Class C Shares	4,166,667	–	–	(366,300)	3/28/12	3,800,367
Janus Protected Series - Growth - Class D Shares	4,166,666	–	–	(363,504)	3/28/12	3,803,162
Janus Protected Series - Growth - Class I Shares	4,166,667	–	–	(363,108)	3/28/12	3,803,559
Janus Protected Series - Growth - Class S Shares	4,166,667	–	–	(364,299)	3/28/12	3,802,368
Janus Protected Series - Growth - Class T Shares	4,166,666	–	–	(363,504)	3/28/12	3,803,162

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Protected Series - Global	$9,163,863	$761,633	$(44,044)	$717,589
Janus Protected Series - Growth	137,109,468	6,904,754	(1,892,515)	5,012,239

Janus Protected Series | 55

Notes to Financial Statements (unaudited) (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended March 31, 2012 (unaudited) and the fiscal period ended September 30, 2011

	Janus Protected	Janus Protected
	Series - Global	Series - Growth

Class A Shares
2012	10.10%(1)	1.93%
2011(2)	N/A	3.36%

Class C Shares
2012	10.33%(1)	2.67%
2011(2)	N/A	4.07%

Class D Shares
2012	10.25%(1)	1.79%
2011(2)	N/A	3.48%

Class I Shares
2012	9.48%(1)	1.66%
2011(2)	N/A	3.06%

Class S Shares
2012	9.85%(1)	1.98%
2011(2)	N/A	3.33%

Class T Shares
2012	9.72%(1)	1.82%
2011(2)	N/A	3.14%

(1)	Period from December 15, 2011 (inception date) through March 31, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

56 | MARCH 31, 2012

7.	Capital Share Transactions

For the six-month period ended March 31, 2012 (unaudited),	Janus Protected Series - Global	Janus Protected Series - Growth
and the fiscal period ended September 30, 2011 (all numbers in thousands)	2012(1)	2012	2011(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	158	2,740	3,828
Reinvested dividends and distributions	–	–	–
Shares repurchased	–	(798)	(169)
Net Increase/(Decrease) in Fund Shares	158	1,942	3,659
Shares Outstanding, Beginning of Period	–	3,659	–
Shares Outstanding, End of Period	158	5,601	3,659
Transactions in Fund Shares – Class C Shares:
Shares sold	113	1,662	2,738
Reinvested dividends and distributions	–	–	–
Shares repurchased	–	(281)	(18)
Net Increase/(Decrease) in Fund Shares	113	1,381	2,720
Shares Outstanding, Beginning of Period	–	2,720	–
Shares Outstanding, End of Period	113	4,101	2,720
Transactions in Fund Shares – Class D Shares:
Shares sold	137	323	761
Reinvested dividends and distributions	–	–	–
Shares repurchased	–	(112)	(111)
Net Increase/(Decrease) in Fund Shares	137	211	650
Shares Outstanding, Beginning of Period	–	650	–
Shares Outstanding, End of Period	137	861	650
Transactions in Fund Shares – Class I Shares:
Shares sold	115	1,274	3,202
Reinvested dividends and distributions	–	–	–
Shares repurchased	–	(1,758)	(126)
Net Increase/(Decrease) in Fund Shares	115	(484)	3,076
Shares Outstanding, Beginning of Period	–	3,076	–
Shares Outstanding, End of Period	115	2,592	3,076
Transactions in Fund Shares – Class S Shares:
Shares sold	113	1	417
Reinvested dividends and distributions	–	–	–
Shares repurchased	–	(37)	–
Net Increase/(Decrease) in Fund Shares	113	(36)	417
Shares Outstanding, Beginning of Period	–	417	–
Shares Outstanding, End of Period	113	381	417
Transactions in Fund Shares – Class T Shares:
Shares sold	116	901	2,124
Reinvested dividends and distributions	–	–	–
Shares repurchased	–	(239)	(617)
Net Increase/(Decrease) in Fund Shares	116	662	1,507
Shares Outstanding, Beginning of Period	–	1,507	–
Shares Outstanding, End of Period	116	2,169	1,507

(1)	Period from December 15, 2011 (inception date) through March 31, 2012.
(2)	Period from May 4, 2011 (inception date) through September 30, 2011.

Janus Protected Series | 57

Notes to Financial Statements (unaudited) (continued)

8.	Purchases and Sales of Investment Securities

For the period ended March 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Protected Series - Global	$8,105,237	$1,237,156	$649,415	$618,640
Janus Protected Series - Growth	84,109,169	25,247,322	2,274,140	–

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

58 | MARCH 31, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Annual Report of BNP Paribas Prime Brokerage, Inc.

Janus Investment Fund, on behalf of Janus Protected Series-Global and Janus Protected Series-Growth, will supply the most recent annual report of the Capital Protection Provider (or any successor or substituted entity thereto), free of charge, upon a shareholder’s request by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreement During the Period

For Janus Protected Series – Global

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom has ever been affiliated with Janus Capital, the investment adviser of Janus Protected Series – Global (the “New Fund”), considered the proposed investment advisory agreement for the New Fund at a meeting held on September 14, 2011. In the course of their consideration of that agreement, the Trustees met in executive session and were advised by their independent legal counsel. The Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. The Trustees considered information previously provided to them by Janus Capital in connection with their consideration of (i) the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Funds, and (ii) a new investment advisory agreement entered into with Janus Capital on behalf of the Janus Protected Series – Growth. The Trustees met with management to consider the agreement, and also met separately with their independent legal counsel.

Based on the Trustees’ evaluation of information provided to them, as well as other information, the Trustees determined that the overall arrangements between the New Fund and Janus Capital were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the investment advisory agreement for the New Fund for an initial term through February 1, 2013, subject to earlier termination as provided for in the agreement.

In considering the agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the agreement are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services to be provided by Janus Capital, taking into account the investment objective and strategy of the New Fund, including the intent to maintain the net asset value per share to at least 80% of the highest NAV (the “Protected NAV”) achieved by utilizing a risk allocation methodology provided by BNP Paribas Prime Brokerage, Inc. (the “Capital Protection Provider”).In addition, the Trustees reviewed the resources and key personnel of Janus Capital, particularly noting those employees who provide investment management and risk management services to the New Fund and are responsible for maintaining compliance with the Capital Protection Provider’s risk budget. The Trustees also considered other services to be provided to the New Fund by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions.

The Trustees considered Janus Capital’s role as administrator to the New Fund, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the New

Janus Protected Series | 59

Additional Information (unaudited) (continued)

Fund’s investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures and with applicable securities laws and regulations.

The Trustees considered the services to be performed by Janus Capital under the Capital Protection Agreement, in particular the reporting requirements and managing compliance with the haircut policy. The Trustees noted the benefit to be provided to shareholders through the Capital Protection Agreement and the Capital Protection Provider’s payment to the New Fund of any shortfall amount due as a result of a NAV per share falling below its Protected NAV. The Trustees noted that any shortfall amount due from the Capital Protection Provider would be paid to the New Fund pursuant to the terms of the Capital Protection Agreement, and such payment was further guaranteed pursuant to a separate agreement with the Capital Protection Provider’s corporate parent.

The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital to the New Fund were appropriate and consistent with the terms of the proposed investment advisory agreement and the Capital Protection Agreement. They also concluded that Janus Capital had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively.

Costs of Services Provided

The Trustees examined information regarding the proposed fees and expenses of the New Fund in comparison to similar information for other comparable funds, and, in particular, with respect to proposed investment advisory fees and fees paid to a guarantor. The Trustees noted that they had previously reviewed the fees paid to guarantors and the management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). The Trustees noted that the proposed management fee rate for the New Fund was the same as that for Janus Global Research Fund, a fund with the same growth strategy as the New Fund but without the protection component, and for Janus Protected Series – Growth. The Trustees noted that, under the terms of the management agreement with the New Fund, as well as other similar Janus funds, Janus Capital performs significant additional services for the Janus funds that it does not provide to its non-fund clients, including administration services, oversight of the Janus funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the New Fund, Janus Capital will assume many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the management fee payable by the New Fund to Janus Capital was reasonable in relation to the nature, extent, and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital charges to other clients, and the expense limitation agreement agreed to by Janus Capital that included within the limit the capital protection fee.

The Trustees considered the cost of the capital protection fee to be paid by the New Fund to the Capital Protection Provider and the benefit received by shareholders from the Capital Protection Provider providing protection to the New Fund. The Trustees noted that shareholders benefited from entering into the Capital Protection Agreement as it provided for ensuring all share classes received equitable treatment in protecting the NAV per share at 80% of the highest NAV achieved during the life of the New Fund. The Trustees considered the financial health of the Capital Protection Provider and noted that there was also a parent guaranty provided by the Capital Protection Provider’s parent company, BNP Paribas N.A. The Trustees noted that the only event that resulted in termination of the Capital Protection Provider’s obligation to pay was a “knock-out event.” The Trustees determined that the method of payment to the New Fund of any shortfall amount due is fair to shareholders to ensure that the New Fund distributes to shareholders the higher of the NAV per share or the Protected NAV.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the New Fund increases. The Trustees noted that the New Fund is part of the overall Janus funds complex, which means, among other things, that the New Fund may share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds. The Trustees noted that the Capital Protection Agreement has a maximum settlement amount of $500 million, which could limit the size of the New Fund, but that Janus Capital and the Capital Protection Provider could mutually agree to increase that amount, although any such increase was not definite. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of the New Fund was reasonable.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with

60 | MARCH 31, 2012

the New Fund. They recognized that two affiliates of Janus Capital separately serve the New Fund as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s proposed use of commissions to be paid by the New Fund on its portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the New Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the New Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by the New Fund therefor, the New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital expects to benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund benefits from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of the New Fund could attract other business to Janus Capital or other Janus funds, including launching new funds with a protection feature, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Fund.

Janus Protected Series | 61

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Cumulative total returns are also quoted for each Fund. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year for the Funds. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

62 | MARCH 31, 2012

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature

Janus Protected Series | 63

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

64 | MARCH 31, 2012

Notes

Janus Protected Series | 65

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (05/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0412-014	125-24-01800 05-12

SEMIANNUAL REPORT

March 31, 2012

Janus Value Fund

Perkins Global Value Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Chief Investment Officer’s Market Perspective (unaudited)

Jeff Kautz
Chief Investment
Officer

Cautiously Optimistic

Equity markets continued to climb during the period, lifted by investor enthusiasm about the growing number of positive U.S. economic signals and glimmers of hope that the European debt crisis may soon reach at least some sort of resolution. The S&P 500 rose 12.6% in the first quarter and the index was up 25.89% since its 2011 low on October 3, 2011. While we have been pleased to participate in this latest market rally and are generally hopeful about the encouraging economic indicators, we have also remained fairly cautious about the formidable macroeconomic uncertainties that continue to linger.

Still on Heightened Alert

Indeed, it is extremely easy to poke holes in many of the numbers behind the recent rally. For example, consider the positive movement in the job market. March’s 8.2% unemployment rate is notably better than the 9% figure from last August. However, wage growth remains stagnant, and U6 unemployment (which includes underemployed and marginally attached workers) is at 14.5%, still alarmingly high. The housing market also offers mixed messages. While housing starts are beginning to pick up, prices generally remain low. Consumer confidence and spending have been increasing, but there has been mounting evidence that people have once again started living beyond their means. Saving rates have been declining, and there has been growing demand for credit, with consumer debt steadily rising and adding to already high levels, particularly at lower income tiers. The upward trend in gasoline prices may also have a dampening effect on the overall economy.

Abroad, Europe seems to have sidestepped a complete fiscal meltdown, but recession appears inevitable. Unfortunately, Europe’s austerity programs and overall policy uncertainties may soon start to affect the U.S. economy more directly. Similarly, the world has come to depend on the Chinese growth engine, and its emerging real estate bubble and escalating inflation prospects could easily disrupt the global gross domestic product (GDP) growth trajectory across the next several quarters.

Complicating these risks is the fact that policymakers have less room for error in terms of combating possible financial dislocations, since most stimulative fiscal and monetary levers have been utilized. There is also the longer-term dilemma of how central banks around the world will eventually wind down the $6 trillion expansion on their collective balance sheets accumulated during the past few years without fueling substantial inflationary pressures. All in all, any of these significant economic threats could easily – and rapidly – derail recent strong stock performance.

Better Safe than Sorry

Momentum could (we hope) continue on the upside. At period end, the S&P 500 was trading at 13-14x earnings with a 1.93% dividend yield and double-digit dividend growth. This was higher than the 10-year U.S. Treasury yield for the first time in five decades, and stocks provide a much better long-term reward/risk opportunity than bonds (barring a period of significant deflation). Future expansion seems unlikely without a rebound in top-line growth, however. A recent Thomson Reuters forecast expects first quarter earnings growth of just 3.2%; back out Apple and that growth rate drops to 1.8%.

Overall, macroeconomic factors continue to drive the market. While correlations have somewhat declined recently, trading volumes are incredibly thin and it wouldn’t take much to push stocks in either direction. Consequently, we have maintained a slightly defensive positioning across portfolios. There are simply too many unanswered questions in the marketplace, and our downside targets now factor in a mild recession, with our upside targets anticipating a continued slow 2.0-2.5% GDP growth environment that muddles along at stall speed.

We realize this is a conservative stance, but it is consistent with our long-term, disciplined investment philosophy. Our emphasis on downside protection strives to maximize the effects of compounding by reducing the risk of portfolio declines in difficult markets while capturing solid absolute returns in rising periods. Over full market cycles, this approach has delivered attractive long-term risk-adjusted performance for our flagship strategies, relative to our portfolio peers and benchmarks.

Janus Value Fund | 1

(Continued) (unaudited)

In the current environment, we have continued to find the most attractive opportunities in large cap stocks. During the past 12 months, we have taken advantage of opportunistic valuation displacements in a number of well-run companies that offer strong balance sheets and solid, recurring free cash flow. Currently, however, general reward/risk characteristics across market capitalizations look less appealing. As a result, cash exposure across most Perkins portfolios continues to be at above-average levels, and we stand ready to become active buyers once valuations again start to normalize.

We consider it an honor that you have selected Perkins Investment Management to help manage your investments and continue to be excited about the long-term potential of our portfolio holdings.

Sincerely,

Jeff Kautz
Chief Investment Officer

Past performance is no guarantee of future results.

2 | MARCH 31, 2012

Useful Information About Your Fund Report (unaudited)

Market Perspective and Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspective and by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the CIO’s and manager’s best judgment at the time this report was compiled, which was March 31, 2012. As the investing environment changes, so could their opinions. These views are unique to the CIO and manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, as applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from October 1, 2011 to March 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (as applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Value Fund | 3

Perkins Global Value Fund (unaudited)

Fund Snapshot
We seek to outperform our benchmark and peers over a full market cycle by building a diversified portfolio of what we believe to be financially strong, undervalued stocks. We are convinced that careful consideration of downside risk, prior to determining upside potential, is essential to compounding returns over time.
Gregory Kolb portfolio manager

Performance Overview

Perkins Global Value Fund’s Class T Shares returned 13.68% over the six-month period ended March 31, 2012, underperforming its primary benchmark, the MSCI World Index, which returned 20.03% during the period. Its secondary benchmark, the MSCI All Country World Index, returned 19.91%. While our strategy produced an attractive absolute return for the period, we lagged the benchmark and peers due to what we believe to be our more risk sensitive and cautious positioning.

Market & Economic Commentary

Global markets were strong at the end of 2011 and into the beginning of 2012. The continued improvement in U.S. economic data, a growing sense that Europe has passed the worst of its sovereign debt and banking crisis, and continued robust earnings reports combined to lift stock prices to new post-financial crisis highs. In the MSCI World Index, all sectors were higher, led by technology, consumer discretionary, industrials and financials. Utilities and telecommunication services were significant relative laggards, highlighting the dichotomy in performance between the relatively more economically sensitive sectors and those that are typically more stable. Similarly, most countries saw gains, led by major index contributors the U.S., Germany, Australia and the U.K. Greece, Portugal and Spain – the “G”, “P” and “S” of the so-called European PIGS countries (“I” being Italy) – were the only absolute negative contributors. Developed and emerging markets generally rose in tandem, while the dollar was basically flat against a basket of six major world currencies.

The sovereign debt and banking crisis in Europe appears to have taken a pause. The European Central Bank’s (ECB) Long Term Refinancing Operation – which involved lending approximately one trillion euro into the banking system – has eased liquidity conditions, providing some breathing room for market participants. A second Greek bailout has also alleviated some fears regarding hard default scenarios. However, it remains to be seen how overall indebtedness, which in our view is a central element in the crisis, will be lowered. Especially if there is economic stagnation or even recession in many of the most affected countries, debt burdens appear unmanageable. It is also difficult to see how the ECB will extricate itself from these latest highly expansive monetary policies. In fact, it appears the ECB is becoming the core funding mechanism for the Continent’s banks, a development which we find worrisome.

In the U.S., short-term fundamentals have improved. Employment has picked up although the unemployment rate including those no longer looking for work or working less than full time is still 15% (down from a high of over 17%). Auto production is strong and housing is showing signs of bottoming as ownership affordability is the best in two decades and there is pent up demand after several years of below average starts. Corporate earnings and balance sheets have strengthened, but solvency issues have been transferred to governmental entities and household balance sheets remain levered (although below peak levels) on an historical basis. While the presidential election season typically is devoid of substantial legislative action, politicians in Washington will eventually need to implement painful fiscal reforms in order to bring government budgets back into order. The current slow growth economic backdrop will likely make these taxing and spending adjustments difficult.

The Chinese economy has recently shown signs of weakness, at least relative to the strong and steady growth the investment community has come to expect. Government planners have moderately lowered GDP growth expectations, new house prices have turned down in many parts of the country (in 45 of 70 cities surveyed by the National Bureau of Statistics) and steel production has weakened. Local government attempts to boost the property market have been reversed and non-performing loans are now rising. Not all the data is poor. Property transaction volumes, for instance, have picked up in recent weeks, as have lending and the money supply. The debate about whether Chinese central planners can manage a soft landing is ongoing and intense. We have been concerned about the sustainability of seemingly endless

4 | MARCH 31, 2012

(unaudited)

strong growth in China, and these developments should be watched carefully. Elsewhere in Asia, recent developments in India – another of the world’s growth engines – have been troublesome. Relatively high inflation, a slowing GDP growth trajectory and investment-unfriendly governmental actions have led to a cooling of excitement in that market.

Detractors from Performance

Stock selection in a number of sectors hurt performance during the period, most notably technology and consumer staples. Our overweight in telecommunication services also contributed negatively. From a country perspective, stock selection in the U.S. and U.K., as well as our overweight positions in Japan and South Korea, weighed on results. Our above average cash holdings – which reflect a relative lack of securities with the favorable reward-to-risk characteristics we demand – hampered performance as well.

Vivendi, the French telecom and media holding company, was the largest individual detractor. The company saw continued difficulty in its operating results, and announced profits would decline through 2013. Vivendi’s French mobile operator SFR has seen its operating environment become significantly more competitive as a result of a new provider willing to price below SFR and others. In addition, Vivendi lowered its cash dividend.

Tesco, the leading retailer in the U.K. and among the largest in the world, reported difficult fiscal year-end results and significantly lowered future profitability targets. Particularly in its home market, weak consumer demand coupled with intense competition has pressured operating results. The stock market reacted in a very negative fashion, putting various valuation parameters on approximately 20-year lows.

Rounding out the leading detractors was GDF Suez, the French diversified utility. The company gave relatively weak profit guidance as part of its fiscal year-end results. While operating results were generally as expected, management noted several factors which cloud the outlook, including regulatory and political risk in France and the possible closure of nuclear plants in Europe, among others.

Contributors to Performance

Stock selection in financials and telecom services were positive contributors, as was our modest underweight in utilities. Underweight positions in Spain and Canada, in addition to stock selection in South Korea, aided relative returns.

Microsoft was the leading individual contributor. The software company has generally reported strong results in recent quarters, particularly in their Office and server segments. Microsoft continues to manage costs more aggressively than in their past, aiding already very high profitability. The coming launch of Windows 8, in addition to other product “refreshes” in key operating segments, are expected to be a source of continued positive momentum for the company.

Glacier Bancorp and Washington Federal, two of our U.S. bank holdings, also contributed positively. While loan growth is difficult to achieve and margins are under pressure, improved credit quality has been a key positive in recent operational results. The shares also benefited from generally more positive sentiment regarding the U.S. economy, which would likely benefit the banking business in general.

Wal-Mart, the leading retailer in the U.S. and the largest in the world, rounds out the top individual contributors. The company has recently reported improved same store sales in its core U.S. operations for the first time in more than two years, which was welcomed by the market. Wal-Mart also continues to return significant sums to shareholders via both dividends and stock buybacks.

Portfolio Positioning & Outlook

With the stock market having rallied we are finding fewer buys to replace holdings that have approached our price targets. Thus our cash levels remain at above average levels. We are concerned about the sustainability of strong corporate profits in an economic environment which seems highly uncertain and risky, highlighted by dramatically expansive monetary and fiscal policy being pursued generally around the world.

Portfolio positioning has generally remained as it has in recent quarters. We are overweight health care, consumer staples and telecommunication services, while underweight the more economically sensitive consumer discretionary, energy and materials sectors. Country overweight positions include Japan, France and Switzerland. We also own companies in emerging markets South Korea and Mexico, countries which are not in our primary benchmark. Underweight countries include the U.S., Canada, Germany and Australia. We continue to be approximately 60% hedged on our yen exposure and 50% hedged on our euro exposure, on a trading (as opposed to operational) basis. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Janus Value Fund | 5

Perkins Global Value Fund (unaudited)

The three-year period ending this March captures almost the full extent of the market rally which began in early March 2009. In that period the MSCI World Index has risen more than 75%. Despite our belief that the rally was led by lower quality stocks – an environment typically not favorable for our strategy – our portfolio has beaten the benchmark. This result was achieved despite a significant cash holding during a substantial portion of that time. Regardless, it is important to note that the same elements of risk sensitivity that have held us back from even greater gains in the last three years have benefited us over the longer term. Thus, our five-year performance, which includes the dramatic declines of the global financial crisis, is also better than that of our benchmark and most peers. We believe this performance experience demonstrates that it is more important how an investment behaves in a down market than in an up market. Compounding returns only works if losses are contained. This also reduces volatility and makes for more consistent returns. This reinforces our commitment to a risk sensitive, higher quality approach in what continues to be a longer term challenging environment.

Thank you for your investment in Perkins Global Value Fund.

6 | MARCH 31, 2012

(unaudited)

Perkins Global Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Microsoft Corp.	1.00%
Glacier Bancorp, Inc.	0.69%
Washington Federal, Inc.	0.65%
Wal-Mart Stores, Inc.	0.56%
FirstMerit Corp.	0.52%

5 Bottom Performers – Holdings

Contribution

Vivendi S.A.	–0.20%
Tesco PLC	–0.19%
GDF Suez	–0.11%
Cosel Co., Ltd.	–0.07%
Secom Joshinetsu Co., Ltd.	–0.05%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Financials	0.86%	16.41%	18.17%
Utilities	0.13%	2.48%	3.84%
Energy	0.09%	5.19%	11.55%
Materials	–0.06%	2.12%	7.44%
Consumer Discretionary	–0.55%	3.73%	10.49%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Consumer Staples	–1.31%	20.30%	10.68%
Health Care	–1.10%	22.83%	10.18%
Information Technology	–1.07%	9.32%	12.35%
Industrials	–0.72%	7.29%	11.05%
Telecommunication Services	–0.55%	10.33%	4.25%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Value Fund | 7

Perkins Global Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2012

Tesco PLC Food – Retail	2.5%
Microsoft Corp. Applications Software	2.4%
Novartis A.G. Medical – Drugs	2.3%
PepsiCo, Inc. Beverages – Non-Alcoholic	2.3%
Vodafone Group PLC Cellular Telecommunications	2.3%

11.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2012

Emerging markets comprised 5.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2012

As of September 30, 2011

8 | MARCH 31, 2012

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2012						per the January 27, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Perkins Global Value Fund – Class A Shares
NAV	13.66%	5.23%	1.11%	4.56%	5.69%	1.28%
MOP	7.11%	–0.85%	–0.09%	3.94%	5.11%

Perkins Global Value Fund – Class C Shares
NAV	13.86%	5.00%	0.49%	3.88%	5.01%	1.91%
CDSC	12.78%	4.01%	0.49%	3.88%	5.01%

Perkins Global Value Fund – Class D Shares(1)	13.63%	5.24%	1.32%	4.80%	5.93%	1.04%

Perkins Global Value Fund – Class I Shares	13.81%	5.47%	1.20%	4.74%	5.87%	0.92%

Perkins Global Value Fund – Class S Shares	13.44%	4.90%	1.11%	4.49%	5.62%	1.37%

Perkins Global Value Fund – Class T Shares	13.68%	5.28%	1.29%	4.79%	5.91%	1.10%

Morgan Stanley Capital International World IndexSM	20.03%	0.56%	–0.70%	4.72%	3.71%

Morgan Stanley Capital International All Country World IndexSM	19.91%	–0.73%	–0.19%	5.33%	4.35%

Lipper Quartile – Class T Shares	–	1st	2nd	3rd	1st

Lipper Ranking – based on total return for Global Funds	–	66/707	119/403	101/191	27/167

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Value Fund | 9

Perkins Global Value Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Due to certain investment strategies, the Fund may hold a significant portion of its assets in cash or cash equivalents.

Class A Shares, Class C Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of a prior share class of the Fund without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

June 30, 2001 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 29, 2001
(1)	Closed to new investors.

10 | MARCH 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,136.60	$6.09

Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,138.60	$2.30*

Hypothetical (5% return before expenses)	$1,000.00	$1,022.85	$2.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,136.30	$5.45

Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,138.10	$4.86

Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,134.40	$7.04

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.66

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/11)	(3/31/12)	(10/1/11 - 3/31/12)†

Actual	$1,000.00	$1,136.80	$5.77

Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45

†	Expenses are equal to the annualized expense ratio of 1.14% for Class A Shares, 0.43% for Class C Shares, 1.03% for Class D Shares, 0.91% for Class I Shares, 1.33% for Class S Shares and 1.08% for Class T Shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
*	A non-recurring expense adjustment impacted the ratio for Class C Shares. The expenses paid during the period would have been $10.15 for Class C Shares without the non-recurring expense adjustment.

Janus Value Fund | 11

Perkins Global Value Fund

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Principal Amount		Value

Common Stock – 84.1%
Aerospace and Defense – 1.3%
13,760	General Dynamics Corp.	$1,009,709
9,335	Raytheon Co.	492,701
		1,502,410
Agricultural Chemicals – 0.7%
137,000	NITTO FC Co., Ltd.**	875,807
Applications Software – 2.4%
89,285	Microsoft Corp.	2,879,441
Beverages – Non-Alcoholic – 2.3%
41,285	PepsiCo, Inc.	2,739,260
Brewery – 1.5%
40,245	Molson Coors Brewing Co. – Class B	1,821,086
Broadcast Services and Programming – 1.1%
61,625	Grupo Televisa S.A.B. (ADR)	1,299,055
Cellular Telecommunications – 6.8%
1,407,631	America Movil S.A.B. de C.V.*	1,752,813
24,235	Rogers Communications, Inc. – Class B	962,401
21,010	SK Telecom Co., Ltd.	2,587,073
981,972	Vodafone Group PLC	2,704,361
		8,006,648
Chemicals – Specialty – 0.3%
58,000	Nippon Fine Chemical Co., Ltd.**	396,713
Commercial Banks – 2.8%
126,040	Fulton Financial Corp.	1,323,420
23,355	Glacier Bancorp, Inc.	348,924
10,795	Hancock Holding Co.	383,330
84,175	TCF Financial Corp.	1,000,841
15,425	West Coast Bancorp*	291,841
		3,348,356
Commercial Services – Finance – 1.2%
83,240	Western Union Co.	1,465,024
Computers – 0.3%
14,655	Hewlett-Packard Co.*	349,229
Cosmetics and Toiletries – 3.4%
37,900	Kose Corp.**	858,761
42,500	Pola Orbis Holdings, Inc.**	1,268,580
27,365	Procter & Gamble Co.	1,839,202
		3,966,543
Dental Supplies and Equipment – 0.6%
7,000	Nakanishi, Inc.**	740,181
Diversified Operations – 0.9%
136,598	Orkla A.S.A.	1,081,589
Electric – Integrated – 2.3%
8,495	Entergy Corp.	570,864
68,119	GDF Suez**	1,759,498
12,025	PPL Corp.	339,826
		2,670,188
Electric Products – Miscellaneous – 0.6%
30,800	Icom, Inc.**	747,389
Electronic Connectors – 1.6%
17,400	Hirose Electric Co., Ltd.**	1,827,263
Electronic Measuring Instruments – 0.7%
63,200	Cosel Co., Ltd.**	879,836
Food – Miscellaneous/Diversified – 3.3%
8,258	Danone**	575,927
31,471	Nestle S.A.	1,980,887
37,820	Unilever N.V.**	1,286,791
		3,843,605
Food – Retail – 2.9%
14,340	Carrefour S.A.*,**	343,723
14,340	Distribuidora Internacional de Alimentacion S.A.**	71,078
559,574	Tesco PLC	2,953,275
		3,368,076
Internet Security – 0.5%
31,990	Symantec Corp.*	598,213
Leisure & Recreation Products – 0.2%
47,000	Sansei Yusoki Co., Ltd.**	229,462
Machinery – Pumps – 0.4%
54,000	Tsurumi Manufacturing Co., Ltd.**	439,178
Medical – Biomedical and Genetic – 1.0%
16,920	Amgen, Inc.	1,150,391
Medical – Drugs – 11.7%
30,255	Abbott Laboratories	1,854,329
61,761	GlaxoSmithKline PLC	1,379,392
40,955	Johnson & Johnson	2,701,392
49,784	Novartis A.G.	2,756,215
58,480	Pfizer, Inc.	1,325,157
10,190	Roche Holding A.G.	1,773,990
25,036	Sanofi**	1,944,028
		13,734,503
Medical – HMO – 1.5%
23,570	WellPoint, Inc.	1,739,466
Medical Instruments – 3.6%
58,300	As One Corp.**	1,292,816
27,500	Fukuda Denshi Co., Ltd.**	823,837
590	Medikit Co., Ltd.**	199,637
47,725	Medtronic, Inc.	1,870,343
		4,186,633
Medical Products – 0.4%
6,820	Becton, Dickinson and Co.	529,573
Metal Products – Distributors – 0.7%
82,400	Furusato Industries, Ltd.**	856,363
Metal Products – Fasteners – 0.6%
69,800	Kitagawa Industries Co., Ltd.**	739,753
Miscellaneous Manufacturing – 0.3%
30,200	Mirai Industry Co., Ltd.**	337,583
Multi-Line Insurance – 2.0%
33,620	Allstate Corp.	1,106,770
41,770	Kemper Corp.	1,264,796
		2,371,566
Networking Products – 0.9%
48,510	Cisco Systems, Inc.	1,025,987
Non-Hazardous Waste Disposal – 0.3%
11,815	Republic Services, Inc.	361,066

See Notes to Schedule of Investments and Financial Statements.

12 | MARCH 31, 2012

Schedule of Investments (unaudited)

As of March 31, 2012

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – 1.4%
16,260	Devon Energy Corp.	$1,156,411
14,890	QEP Resources, Inc.	454,145
		1,610,556
Oil Companies – Integrated – 2.8%
29,855	BP PLC (ADR)	1,343,475
38,887	Total S.A.**	1,982,956
		3,326,431
Property and Casualty Insurance – 1.8%
68,000	NKSJ Holdings, Inc.**	1,520,242
9,780	Travelers Cos., Inc.	578,976
		2,099,218
Protection – Safety – 0.8%
32,600	Secom Joshinetsu Co., Ltd.**	923,437
Publishing – Books – 1.6%
30,240	Daekyo Co., Ltd.	164,426
192,280	Reed Elsevier PLC	1,706,709
		1,871,135
Publishing – Periodicals – 0.4%
43,939	UBM PLC	439,903
Real Estate Operating/Development – 0.4%
23,705	St. Joe Co.*	450,632
REIT – Diversified – 0.4%
19,885	Weyerhaeuser Co.	435,879
REIT – Mortgage – 1.8%
36,365	Annaly Capital Management, Inc.	575,294
149,170	Two Harbors Investment Corp.	1,512,584
		2,087,878
Retail – Discount – 2.1%
40,260	Wal-Mart Stores, Inc.	2,463,912
Retail – Drug Store – 1.1%
37,145	Walgreen Co.	1,243,986
Savings/Loan/Thrifts – 2.7%
191,591	First Niagara Financial Group, Inc.	1,885,255
26,290	Investors Bancorp, Inc.*	394,876
56,895	Washington Federal, Inc.	956,974
		3,237,105
Schools – 0.4%
121,900	Shingakukai Co., Ltd.**	506,750
Seismic Data Collection – 0.2%
117,615	Pulse Seismic, Inc.	267,736
Steel – Producers – 0.3%
1,201	POSCO	402,842
Telecommunication Services – 1.8%
32,770	Telenor A.S.A.	608,089
81,894	Vivendi S.A.**	1,502,662
		2,110,751
Telephone – Integrated – 1.3%
48,705	AT&T, Inc.	1,521,057
Tobacco – 0.9%
7,505	Imperial Tobacco Group PLC	304,271
11,211	KT&G Corp.	795,626
		1,099,897
Transportation – Services – 0.2%
13,980	PostNL N.V.**	86,314
10,189	TNT Express N.V.**	125,815
		212,129
Water – 0.4%
33,838	Suez Environment Co.*,**	518,912
Wire and Cable Products – 0.2%
99,000	Nichia Steel Works, Ltd.**	248,846

Total Common Stock (cost $90,035,515)		99,186,428

Repurchase Agreement – 15.2%
$17,911,000	ING Financial Markets LLC, 0.0600%, dated 3/30/12, maturing 4/2/12, to be repurchased at $17,911,090, collateralized by $899,260 in a U.S. Government Agency 0.2500%, 4/18/13 and $16,531,389 in U.S. Treasuries 0.0000%-4.8750%, 5/24/12-2/15/39, with respective values of $899,671 and $17,369,614 (cost $17,911,000)	17,911,000

Total Investments (total cost $107,946,515) – 99.3%		117,097,428

Cash, Receivables and Other Assets, net of Liabilities – 0.7%		774,107

Net Assets – 100%		$117,871,535

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$1,230,137	1.0%
France	8,627,706	7.4%
Japan	15,712,434	13.4%
Jersey	439,903	0.4%
Mexico	3,051,868	2.6%
Netherlands	1,498,920	1.3%
Norway	1,689,678	1.4%
South Korea	3,949,967	3.4%
Spain	71,078	0.1%
Switzerland	6,511,092	5.5%
United Kingdom	10,391,483	8.9%
United States††	63,923,162	54.6%

Total	$117,097,428	100.0%

††	Includes Cash Equivalents (39.3% excluding Cash Equivalents).

Forward Currency Contracts, Open

Counterparty/			Unrealized
Currency Sold and	Currency Units	Currency	Appreciation/
Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 5/17/12	399,000,000	$4,823,867	$23,719

See Notes to Schedule of Investments and Financial Statements.

Janus Value Fund | 13

Perkins Global Value Fund

Schedule of Investments (continued) (unaudited)

As of March 31, 2012

Counterparty/			Unrealized
Currency Sold and	Currency Units	Currency	Appreciation/
Settlement Date	Sold	Value U.S. $	(Depreciation)

HSBC Securities (USA), Inc.: Japanese Yen 4/5/12	370,000,000	$4,471,391	$57,789

JPMorgan Chase & Co.: Euro 5/24/12	3,809,000	5,080,658	(66,681)

Total		$14,375,916	$14,827

See Notes to Schedule of Investments and Financial Statements.

14 | MARCH 31, 2012

Statement of Assets and Liabilities

As of March 31, 2012 (unaudited)	Perkins Global
(all numbers in thousands except net asset value per share)	Value Fund

Assets:
Investments at cost	$107,947
Investments at value	$99,186
Repurchase agreements(1)	17,911
Cash denominated in foreign currency(2)	20
Receivables:
Investments sold	170
Fund shares sold	339
Dividends	479
Foreign dividend tax reclaim	84
Interest	–
Non-interested Trustees’ deferred compensation	2
Other assets	17
Forward currency contracts	82
Total Assets	118,290
Liabilities:
Payables:
Due to custodian	120
Investments purchased	13
Fund shares repurchased	58
Dividends	–
Advisory fees	56
Fund administration fees	1
Internal servicing cost	–
Administrative services fees	13
Distribution fees and shareholder servicing fees	1
Administrative, networking and omnibus fees	–
Non-interested Trustees’ fees and expenses	2
Non-interested Trustees’ deferred compensation fees	2
Accrued expenses and other payables	85
Forward currency contracts	67
Total Liabilities	418
Net Assets	$117,872

See footnotes at the end of the Statement.

See Notes to Financial Statements.

Janus Value Fund | 15

Statement of Assets and Liabilities  (continued)

As of March 31, 2012 (unaudited)	Perkins Global
(all numbers in thousands except net asset value per share)	Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$106,824
Undistributed net investment loss*	(53)
Undistributed net realized gain from investment and foreign currency transactions*	1,926
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	9,175
Total Net Assets	$117,872
Net Assets - Class A Shares	$5,218
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	419
Net Asset Value Per Share(3)	$12.46
Maximum Offering Price Per Share(4)	$13.22
Net Assets - Class C Shares	$421
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34
Net Asset Value Per Share(3)	$12.37
Net Assets - Class D Shares	$78,454
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,264
Net Asset Value Per Share	$12.52
Net Assets - Class I Shares	$7,438
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	603
Net Asset Value Per Share	$12.34
Net Assets - Class S Shares	$328
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26
Net Asset Value Per Share	$12.56
Net Assets - Class T Shares	$26,013
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,078
Net Asset Value Per Share	$12.52

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $17,911,000.
(2)	Includes cost of $19,864.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

16 | MARCH 31, 2012

Statement of Operations

For the six-month period ended March 31, 2012 (unaudited)	Perkins Global
(all numbers in thousands)	Value Fund

Investment Income:
Interest	$7
Dividends	1,794
Foreign tax withheld	(113)
Total Investment Income	1,688
Expenses:
Advisory fees	328
Internal servicing expense	–
Shareholder reports expense	35
Transfer agent fees and expenses	21
Registration fees	40
Custodian fees	6
Professional fees	21
Non-interested Trustees’ fees and expenses	2
Fund administration fees	5
Administrative services fees - Class D Shares	45
Administrative services fees - Class S Shares	–
Administrative services fees - Class T Shares	27
Distribution fees and shareholder servicing fees - Class A Shares	2
Distribution fees and shareholder servicing fees - Class C Shares	1
Distribution fees and shareholder servicing fees - Class S Shares	–
Administrative, networking and omnibus fees - Class A Shares	1
Administrative, networking and omnibus fees - Class C Shares	–
Administrative, networking and omnibus fees - Class I Shares	2
Other expenses	5
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	541
Expense and Fee Offset	(1)
Net Expenses	540
Net Investment Income	1,148
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	2,257
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	10,019
Net Gain on Investments	12,276
Net Increase in Net Assets Resulting from Operations	$13,424

See Notes to Financial Statements.

Janus Value Fund | 17

Statements of Changes in Net Assets

	Perkins Global
For the six-month period ended March 31, 2012 (unaudited) and the fiscal year ended September 30, 2011	Value Fund
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$1,148	$2,307
Net realized gain from investment and foreign currency transactions	2,257	7,794
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	10,019	(7,594)
Net Increase in Net Assets Resulting from Operations	13,424	2,507
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(20)	(3)
Class C Shares	(7)	–
Class D Shares	(2,086)	(1,622)
Class I Shares	(147)	(74)
Class S Shares	(10)	(12)
Class T Shares	(576)	(423)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(19)	–
Class C Shares	(8)	–
Class D Shares	(2,051)	–
Class I Shares	(138)	–
Class S Shares	(11)	–
Class T Shares	(577)	–
Net Decrease from Dividends and Distributions	(5,650)	(2,134)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

18 | MARCH 31, 2012

	Perkins Global
For the six-month period ended March 31, 2012 (unaudited) and the fiscal year ended September 30, 2011	Value Fund
(all numbers in thousands)	2012	2011

Capital Share Transactions:
Shares Sold
Class A Shares	5,192	202
Class C Shares	274	136
Class D Shares	3,803	6,843
Class I Shares	3,045	2,812
Class S Shares	–	82
Class T Shares	5,560	2,960
Redemption Fees
Class A Shares	N/A	–
Class C Shares	N/A	–
Class D Shares	2	2
Class I Shares	1	1
Class S Shares	–	–
Class T Shares	3	1
Reinvested Dividends and Distributions
Class A Shares	39	3
Class C Shares	15	–
Class D Shares	4,083	1,596
Class I Shares	282	71
Class S Shares	20	12
Class T Shares	1,136	415
Shares Repurchased
Class A Shares	(479)	(112)
Class C Shares	(22)	(13)
Class D Shares	(5,373)	(12,863)
Class I Shares	(814)	(927)
Class S Shares	(86)	(397)
Class T Shares	(1,912)	(4,806)
Net Increase/(Decrease) from Capital Share Transactions	14,769	(3,982)
Net Increase/(Decrease) in Net Assets	22,543	(3,609)
Net Assets:
Beginning of period	95,329	98,938
End of period	$117,872	$95,329

Undistributed Net Investment Income/(Loss)*	$(53)	$1,645

*	See Note 5 in Notes to Financial Statements.
See Notes to Financial Statements.

Janus Value Fund | 19

Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited),
the fiscal year ended September 30, 2011, the eleven-month fiscal period ended	Perkins Global Value Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.62	$11.60	$10.90	$9.44
Income from Investment Operations:
Net investment income	.28	.25	.19	.06
Net gain/(loss) on investments (both realized and unrealized)	1.26	(.01)	.68	1.40
Total from Investment Operations	1.54	.24	.87	1.46
Less Distributions and Other:
Dividends (from net investment income)*	(.36)	(.22)	(.17)	–
Distributions (from capital gains)*	(.34)	–	–	–
Redemption fees	–	–(3)	–	–
Total Distributions and Other	(.70)	(.22)	(.17)	–
Net Asset Value, End of Period	$12.46	$11.62	$11.60	$10.90
Total Return**	13.75%	1.97%	8.08%	15.47%
Net Assets, End of Period (in thousands)	$5,218	$248	$160	$16
Average Net Assets for the Period (in thousands)	$1,971	$184	$189	$6
Ratio of Gross Expenses to Average Net Assets***(4)	1.14%	1.27%	1.40%	0.93%
Ratio of Net Expenses to Average Net Assets***(4)	1.14%	1.26%	1.40%	0.84%
Ratio of Net Investment Income to Average Net Assets***	3.04%	2.01%	2.45%	0.50%
Portfolio Turnover Rate***	36%	51%	54%	62%

Class C Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited),
the fiscal year ended September 30, 2011. the eleven-month fiscal period ended	Perkins Global Value Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.50	$11.52	$10.92	$9.44
Income from Investment Operations:
Net investment income	.19	.23	.16	.03
Net gain/(loss) on investments (both realized and unrealized)	1.35	(.06)	.60	1.45
Total from Investment Operations	1.54	.17	.76	1.48
Less Distributions and Other:
Dividends (from net investment income)*	(.33)	(.19)	(.16)	–
Distributions (from capital gains)*	(.34)	–	–	–
Redemption fees	–	–(3)	–	–
Total Distributions and Other	(.67)	(.19)	(.16)	–
Net Asset Value, End of Period	$12.37	$11.50	$11.52	$10.92
Total Return**	13.86%	1.38%	7.03%	15.68%
Net Assets, End of Period (in thousands)	$421	$133	$15	$13
Average Net Assets for the Period (in thousands)	$283	$56	$13	$3
Ratio of Gross Expenses to Average Net Assets***(4)	0.43%(5)	1.90%	1.92%	1.79%
Ratio of Net Expenses to Average Net Assets***(4)	0.43%(5)	1.90%	1.91%	1.63%
Ratio of Net Investment Income to Average Net Assets***	3.02%	1.73%	1.62%	0.31%
Portfolio Turnover Rate***	36%	51%	54%	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See ‘Explanations of Charts, Tables and Financial Statements.‘
(5)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets for Class C Shares. The ratio would be 1.98% and 1.98%, respectively, without the inclusion of the non-recurring expense adjustment.

See Notes to Financial Statements.

20 | MARCH 31, 2012

Class D Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited), the fiscal	Perkins Global Value Fund
year ended September 30, 2011 and the fiscal period ended September 30, 2010	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$11.67	$11.65	$11.16
Income from Investment Operations:
Net investment income	.13	.30	.19
Net gain/(loss) on investments (both realized and unrealized)	1.41	(.02)	.30
Total from Investment Operations	1.54	.28	.49
Less Distributions and Other:
Dividends (from net investment income)*	(.35)	(.26)	–
Distributions (from capital gains)*	(.34)	–	–
Redemption fees	–(2)	–(2)	–(2)
Total Distributions and Other	(.69)	(.26)	–
Net Asset Value, End of Period	$12.52	$11.67	$11.65
Total Return**	13.63%	2.30%	4.39%
Net Assets, End of Period (in thousands)	$78,454	$70,479	$74,552
Average Net Assets for the Period (in thousands)	$74,900	$76,920	$74,175
Ratio of Gross Expenses to Average Net Assets***(3)	1.03%	1.03%	1.30%
Ratio of Net Expenses to Average Net Assets***(3)	1.02%	1.03%	1.30%
Ratio of Net Investment Income to Average Net Assets***	2.15%	2.25%	2.61%
Portfolio Turnover Rate***	36%	51%	54%

Class I Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited),
the fiscal year ended September 30, 2011, the eleven-month fiscal period ended	Perkins Global Value Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$11.51	$11.52	$10.92	$9.44
Income from Investment Operations:
Net investment income	.20	.38	.16	.02
Net gain/(loss) on investments (both realized and unrealized)	1.33	(.09)	.61	1.46
Total from Investment Operations	1.53	.29	.77	1.48
Less Distributions and Other:
Dividends (from net investment income)*	(.36)	(.30)	(.17)	–
Distributions (from capital gains)*	(.34)	–	–	–
Redemption fees	–(2)	–(2)	–	–
Total Distributions and Other	(.70)	(.30)	(.17)	–
Net Asset Value, End of Period	$12.34	$11.51	$11.52	$10.92
Total Return**	13.81%	2.40%	7.15%	15.68%
Net Assets, End of Period (in thousands)	$7,438	$4,517	$2,675	$562
Average Net Assets for the Period (in thousands)	$5,397	$3,934	$600	$58
Ratio of Gross Expenses to Average Net Assets***(3)	0.91%	0.91%	1.28%	0.85%
Ratio of Net Expenses to Average Net Assets***(3)	0.91%	0.90%	1.27%	0.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.46%	2.55%	1.33%	(0.10)%
Portfolio Turnover Rate***	36%	51%	54%	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See ‘Explanations of Charts, Tables and Financial Statements.‘
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Fund | 21

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six-month period ended March 31, 2012 (unaudited),
the fiscal year ended September 30, 2011, the eleven-month fiscal period ended	Perkins Global Value Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.68	$11.67	$11.02	$9.44
Income from Investment Operations:
Net investment income	.10	.27	.18	.16
Net gain/(loss) on investments (both realized and unrealized)	1.42	(.03)	.64	1.25
Total from Investment Operations	1.52	.24	.82	1.41
Less Distributions and Other:
Dividends (from net investment income)*	(.30)	(.23)	(.17)	–
Distributions (from capital gains)*	(.34)	–	–	–
Redemption fees	–	–(3)	–	.17
Total Distributions and Other	(.64)	(.23)	(.17)	.17
Net Asset Value, End of Period	$12.56	$11.68	$11.67	$11.02
Total Return**	13.44%	1.96%	7.51%	16.74%
Net Assets, End of Period (in thousands)	$328	$370	$653	$11
Average Net Assets for the Period (in thousands)	$354	$510	$439	$9
Ratio of Gross Expenses to Average Net Assets***(4)	1.33%	1.36%	1.64%	1.13%
Ratio of Net Expenses to Average Net Assets***(4)	1.32%	1.36%	1.64%	1.09%
Ratio of Net Investment Income to Average Net Assets***	1.79%	1.67%	2.34%	1.10%
Portfolio Turnover Rate***	36%	51%	54%	62%

Class T Shares

For a share outstanding during the six-month period
ended March 31, 2012 (unaudited), the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended	Perkins Global Value Fund
September 30, 2010 and each fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$11.66	$11.64	$10.95	$9.36	$17.21	$15.32	$13.91
Income from Investment Operations:
Net investment income	.15	.29	.18	.23	.15	.07	.10
Net gain/(loss) on investments (both realized and unrealized)	1.39	(.03)	.66	2.11	(7.26)	4.13	1.42
Total from Investment Operations	1.54	.26	.84	2.34	(7.11)	4.20	1.52
Less Distributions and Other:
Dividends (from net investment income)*	(.34)	(.24)	(.15)	(.13)	(.27)	(.09)	(.11)
Distributions (from capital gains)*	(.34)	–	–	(.62)	(.48)	(2.22)	–
Redemption fees	–(3)	–(3)	–(3)	–(3)	.01	–(3)	–(3)
Total Distributions and Other	(.68)	(.24)	(.15)	(.75)	(.74)	(2.31)	(.11)
Net Asset Value, End of Period	$12.52	$11.66	$11.64	$10.95	$9.36	$17.21	$15.32
Total Return**	13.68%	2.18%	7.70%	27.37%	(42.89)%	30.59%	10.96%
Net Assets, End of Period (in thousands)	$26,013	$19,582	$20,883	$98,415	$85,625	$188,616	$145,667
Average Net Assets for the Period (in thousands)	$21,850	$21,082	$48,157	$84,893	$136,813	$162,723	$161,256
Ratio of Gross Expenses to Average Net Assets***(4)	1.08%	1.09%	1.09%	1.31%	1.25%	1.07%	1.17%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.08%	1.09%	1.09%	1.30%	1.24%	1.06%	1.15%
Ratio of Net Investment Income to Average Net Assets***	2.18%	2.18%	2.41%	1.05%	0.70%	0.43%	0.57%
Portfolio Turnover Rate***	36%	51%	54%	62%	18%	14%	38%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See ‘Explanations of Charts, Tables and Financial Statements.‘
(5)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.

See Notes to Financial Statements.

22 | MARCH 31, 2012

Notes to Schedule of Investments (unaudited)

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Perkins Global Value Fund
Common Stock
Broadcast Services and Programming	$–	$1,299,055	$–
Oil Companies – Integrated	1,982,956	1,343,475	–

All Other	94,560,942	–	–

Repurchase Agreement	–	17,911,000	–

Total Investments in Securities	$96,543,898	$20,553,530	$–

Other Financial Instruments(b):	$–	$14,827	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of March 31, 2012 is noted below.

Fund	Aggregate Value

Perkins Global Value Fund	$25,910,138

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Value Fund | 23

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Global Value Fund is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the six-month period ended March 31, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural

24 | MARCH 31, 2012

disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions

Janus Value Fund | 25

Notes to Financial Statements (unaudited) (continued)

of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended March 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close

26 | MARCH 31, 2012

of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2012 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Fund adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2012.

	Transfers In	Transfers Out
	Level 1 to	Level 2
Fund	Level 2	to Level 1

Perkins Global Value Fund	$–	$42,192,559

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the period.

The Fund recognizes transfers between the levels as of the beginning of the fiscal period.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” This disclosure will become effective for interim and annual periods beginning after December 15, 2011. The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Fund may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Fund when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Fund cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the reporting entity.

In addition, the Accounting Standards Update requires the Fund to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

There were no Level 3 securities during the period.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2012 is discussed in further detail below. A

Janus Value Fund | 27

Notes to Financial Statements (unaudited) (continued)

summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Fund may enter into forward currency contracts for hedging

28 | MARCH 31, 2012

purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s custodian.

In accordance with FASB guidance, the Fund adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2012.

Fair Value of Derivative Instruments as of March 31, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Perkins Global Value Fund
Foreign Exchange Contracts	Forward currency contracts	$81,508	Forward currency contracts	$66,681

Total		$81,508		$66,681

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2012.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended March 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Global Value Fund

Foreign Exchange Contracts	$–	$–	$–	$728,955	$728,955

Total	$–	$–	$–	$728,955	$728,955

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Global Value Fund

Foreign Exchange Contracts	$–	$–	$–	$(125,639)	$(125,639)

Total	$–	$–	$–	$(125,639)	$(125,639)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Fund’s volumes throughout the period.

Janus Value Fund | 29

Notes to Financial Statements (unaudited) (continued)

3.	Other investments and strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd- Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd- Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

30 | MARCH 31, 2012

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Fund may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s total return. The Fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital or the subadviser, as applicable, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Fund may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Fund may be party to interfund lending agreements between the Fund and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Real Estate Investing
The Fund may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund

Janus Value Fund | 31

Notes to Financial Statements (unaudited) (continued)

may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Fund’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Fund’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Fund did not have any securities on loan during the period ended March 31, 2012.

Short Sales
The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Fund is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base
Fee (%)
Fund	(annual rate)

Perkins Global Value Fund	0.64

For the Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the

32 | MARCH 31, 2012

table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Global Value Fund	MSCI World IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began July 2011 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the period ended March 31, 2012, the Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Perkins Global Value Fund	$(7,189)

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Janus Capital pays Perkins a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Janus Value Fund | 33

Notes to Financial Statements (unaudited) (continued)

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Fund pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of March 31, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2012 are included in “Non-interested Trustees’ fees and

34 | MARCH 31, 2012

expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended March 31, 2012.

For the period ended March 31, 2012, Janus Capital assumed $15,422 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $531,031 was paid by the Trust during the period ended March 31, 2012. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2012, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Global Value Fund	$1,221

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2012.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2012.

During the period, a 2.00% redemption fee was imposed on Class D Shares, Class I Shares, Class S Shares, and Class T Shares of the Fund held for 90 days or less. This fee was paid to the Fund rather than Janus Capital, and was designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee was accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Fund for the period ended March 31, 2012 are indicated in the table below:

Fund	Redemption Fee

Perkins Global Value Fund	$6,012

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash

Janus Value Fund | 35

Notes to Financial Statements (unaudited) (continued)

Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Perkins Global Value Fund	$108,480,105	$12,184,996	$(3,567,673)	$8,617,323

6.	Capital Share Transactions

For the six-month period ended March 31, 2012 (unaudited)	Perkins Global Value
and the fiscal year ended September 30, 2011	Fund
(all numbers in thousands)	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	434	16
Reinvested dividends and distributions	3	–
Shares repurchased	(39)	(9)
Net Increase/(Decrease) in Fund Shares	398	7
Shares Outstanding, Beginning of Period	21	14
Shares Outstanding, End of Period	419	21
Transactions in Fund Shares – Class C Shares:
Shares sold	23	12
Reinvested dividends and distributions	1	–
Shares repurchased	(2)	(1)
Net Increase/(Decrease) in Fund Shares	22	11
Shares Outstanding, Beginning of Period	12	1
Shares Outstanding, End of Period	34	12
Transactions in Fund Shares – Class D Shares:
Shares sold	316	553
Reinvested dividends and distributions	350	131
Shares repurchased	(443)	(1,042)
Net Increase/(Decrease) in Fund Shares	223	(358)
Shares Outstanding, Beginning of Period	6,041	6,399
Shares Outstanding, End of Period	6,264	6,041

36 | MARCH 31, 2012

For the six-month period ended March 31, 2012 (unaudited)	Perkins Global Value
and the fiscal year ended September 30, 2011	Fund
(all numbers in thousands)	2012	2011

Transactions in Fund Shares – Class I Shares:
Shares sold	254	230
Reinvested dividends and distributions	25	6
Shares repurchased	(68)	(76)
Net Increase/(Decrease) in Fund Shares	211	160
Shares Outstanding, Beginning of Period	392	232
Shares Outstanding, End of Period	603	392
Transactions in Fund Shares – Class S Shares:
Shares sold	–	7
Reinvested dividends and distributions	2	1
Shares repurchased	(8)	(32)
Net Increase/(Decrease) in Fund Shares	(6)	(24)
Shares Outstanding, Beginning of Period	32	56
Shares Outstanding, End of Period	26	32
Transactions in Fund Shares – Class T Shares:
Shares sold	459	240
Reinvested dividends and distributions	97	34
Shares repurchased	(158)	(389)
Net Increase/(Decrease) in Fund Shares	398	(115)
Shares Outstanding, Beginning of Period	1,680	1,795
Shares Outstanding, End of Period	2,078	1,680

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Global Value Fund	$21,467,325	$16,035,404	$–	$–

8.	Subsequent Events

Effective April 2, 2012, the 2.00% redemption fee charged by the Fund upon the sale or exchange of Class D Shares, Class I Shares, Class S Shares, or Class T Shares within 90 days of purchase or exchange was eliminated and is no longer charged by the Fund.

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2012 and through the date of issuance of the Fund’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Value Fund | 37

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

38 | MARCH 31, 2012

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of various Funds was good to very good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees

Janus Value Fund | 39

Additional Information (unaudited) (continued)

payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

40 | MARCH 31, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from the ten year period) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect ratios for the prior fiscal year. The total annual fund operating expenses ratio is based on average net assets as of the fiscal period ended September 30, 2011. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

Janus Value Fund | 41

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4.	Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Fund for shares held for 90 days or less by a shareholder. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the

42 | MARCH 31, 2012

nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Value Fund | 43

Notes

44 | MARCH 31, 2012

Notes

Janus Value Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (05/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0412-014	125-24-02800 05-12

Item 2 — Code of Ethics
     Not applicable to semiannual reports.
Item 3 — Audit Committee Financial Expert
     Not applicable to semiannual reports.
Item 4 — Principal Accountant Fees and Services
     Not applicable to semiannual reports.
Item 5 — Audit Committee of Listed Registrants
     Not applicable.
Item 6 — Investments
(a)	Not applicable. Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable to this Registrant.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
     Not applicable to this Registrant.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
     Not applicable to this Registrant.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable to semiannual reports.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Investment Fund

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)
Date: May 30, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)
Date: May 30, 2012

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)
Date: May 30, 2012